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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:  811-07651

ING Variable Portfolios, Inc.

(Exact name of registrant as specified in charter)

7337 E. Doubletree Ranch Rd., Scottsdale, AZ	85258
(Address of principal executive offices)	(Zip code)

The Corporation Trust Incorporated, 300 E. Lombard Street, Baltimore, MD 21201

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-800-992-0180

Date of fiscal year end:	December 31

Date of reporting period:	January 1, 2010 to December 31, 2010

ITEM 1.                             REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Act (17 CFR 270.30e-1):

Annual Report

December 31, 2010

Classes ADV, I, S and S2

ING Variable Product Funds

Domestic Equity and Income Portfolios

■ ING Balanced Portfolio

■ ING Growth and Income Portfolio

Domestic Equity Growth Portfolio

■ ING Small Company Portfolio

Fixed-Income Portfolios

■ ING Intermediate Bond Portfolio

■ ING Money Market Portfolio

Global Equity Portfolio

■ ING BlackRock Science and Technology Opportunities Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds' investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President's Letter	1

Market Perspective	2

Portfolio Managers' Reports	4

Shareholder Expense Examples	15

Report of Independent Registered Public Accounting Firm	17

Statements of Assets and Liabilities	18

Statements of Operations	22

Statements of Changes in Net Assets	24

Financial Highlights	27

Notes to Financial Statements	30

Summary Portfolios of Investments	50

Tax Information	93

Director/Trustee and Officer Information	94

Advisory Contract Approval Discussion	99

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds' website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission's (the "SEC") website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds' website at www.ingfunds.com and on the SEC's website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios' Forms N-Q are available on the SEC's website at www.sec.gov. The Portfolios' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios' Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT'S LETTER

Big Picture vs. Details

Dear Shareholder,

On January 25, 2011, President Obama delivered his second State of the Union address. He called on Americans to put aside partisan differences and harness the nation's creativity to adapt and thrive in a rapidly changing global economy. The president's challenge is timely: the United States is approaching a nexus of intermediate- and long-term concerns, and the choices we make over the next two years could determine the nation's competitiveness in the global economy for decades to come.

There are reasons to be optimistic — the International Monetary Fund ("IMF") predicts the U.S. economy will grow about 3% in 2011. China and India are expected to grow at about 9% and even the euro zone appears to be recovering from crisis; this growth, however, is being accompanied by mounting inflation pressures in certain regions, suggesting that many economies are expanding at unsustainable rates.

As I write this, the World Economic Forum is getting underway in Davos, Switzerland, and there are numerous concerns to deal with. Chief among them are the still-present risk of sovereign debt defaults in the euro zone; high unemployment and banking problems in the advanced economies; and inflationary pressures in emerging markets, especially with regard to food, fuel and commodities.

As we've noted before, uncertainty is a defining characteristic of our age and, in our opinion, is likely to remain so beyond this year. How should you respond within your investment portfolio? Remember that the most important consideration is your long-term goals, not the outlook for 2011. With investment hazards and opportunities everywhere, we believe it makes sense to cast as broad a net as possible around the globe. In our opinion, you want your portfolio to be well diversified so that it is not harmed too much by the trouble spots, and has some exposure to positive trends.

As always, we believe the best approach is a well-diversified portfolio and a well-defined investment plan. As we've noted many times before, it's important to discuss any proposed changes thoroughly with your advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 26, 2011

The views expressed in the President's Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

1

MARKET PERSPECTIVE: YEAR ENDED DECEMBER 31, 2010

In our semi-annual report we described how, after a 13-month advance through mid-April, a confluence of local and world issues sent global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends ("MSCI" for regions discussed below), reeling to a loss for the first half of the fiscal year. In the second half of the year, the MSCI World IndexSM bounced back and for 2010 returned 10.01%. (The MSCI World IndexSM returned 11.76% for the one year ended December 31, 2010, measured in U.S. dollars.) By year end, investor sentiment had turned distinctly positive, despite the grave concerns that remained.

It was a bumpy ride. Markets from stocks to bonds to currencies were continually buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, the sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product ("GDP") growth decelerated from 2.7% (annualized) in the first quarter of 2010 to 1.7% in the second, before recovering to 2.6% in the third. But attention was focused more on employment and housing. The 18-month recession which ended in June of 2009 had cost some 8.7 million jobs. But since then, the unemployment rate had been stuck between 9.4% and 10.1%, barely dented by private sector new jobs averaging 107,000 per month as 2010 ended.

The other weakening link was housing. Sales of new and existing homes collapsed after the expiry in April of a program of tax credits for home buyers and languished thereafter. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), having shown annual increases from February, resumed a downward trend in October with the index still 30% below the peak recorded in April 2006.

To be sure, there were some grounds for optimism as 2010 drew to a close. Consumer spending had risen for five straight months. Investment in equipment and software was growing at double-digit annual percentage rates. On December 30, new unemployment claims were reported below 400,000 for the first time since July 2008. The Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a "compromise" stimulus package worth an estimated $858 billion for 2011. In combination, these two measures increased the attractiveness of riskier asset classes like equities at the expense of high grade bonds, which sold off.

In the Eurozone, after default was narrowly averted on Greece's maturing bonds, the creation in May of a European Financial Stabilization "mechanism", funded with up to €750 billion seemed to calm nerves for a while. But in October, attention turned to Ireland, where the Irish government had injected huge sums into local banks, rendering its own fiscal position untenable. The November 29, 2010 European Union/International Monetary Fund bail-out worth €67.5 billion left markets unimpressed. Suddenly it was May again with downgrades, soaring yields on peripheral Eurozone bonds, fears of contagion, falling stock markets and doubts about the viability of the euro itself. The European Central Bank aggressively bought sovereign bonds and the mood settled. But with Spain's banks needing to refinance €85 billion of debt in 2011, the issue remains unresolved.

Investors watched nervously as China, the source of much of the world's growth, wrestled with inflation, which reached 5.1% in November, and a housing bubble. The authorities tightened mortgage requirements, raised banks' reserve ratio requirements six times in 2010 and interest rates twice in the last quarter. More interest rate increases seem inevitable.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 6.54% in 2010. A slight balance towards risk aversion in the first half gave way to improved risk appetite in the second. For the whole year, the Barclays Capital U.S. Treasury index returned 5.87%, underperforming the Barclays Capital Corporate Investment Grade Bond Index with a return of 9.00%, but both fell well short of the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index which gained 14.94% for the one year period.

U.S. equities, represented by the S&P 500® Index including dividends, rose 15.06% in 2010, including its best September, a return of 8.92%, since 1939 and best December, a return of 6.68%, since 1991. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording four straight quarters of annual growth. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, the worst of the gloom about the Eurozone in early June was replaced by renewed pessimism about the dollar in a stalling economy, before markets were seized by another bout of Eurozone angst. For the year, the dollar gained 8.15% against the euro and 2.95% against the pound, but lost 11.59% to the yen, which was sold in the market by the Bank of Japan after breaching 15-year high levels.

In international markets, the MSCI Japan® Index returned just 0.57% for the year after a strong last quarter, as quarterly GDP growth bounced back to 1.1% and the yen retreated from multi-year peaks. The tone of the market was generally poor with household spending fragile and consumer prices down for 21 months. The MSCI Europe ex UK® Index returned 4.84%, with Germany up 15.97% and Portugal, Italy, Ireland, Greece and Spain all falling. This broadly reflected the two-tier economy that has developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. The MSCI UK® Index advanced 12.18%, despite the prospect of severe public spending cuts intended to eliminate an 11% budget deficit. Supporting sentiment was resilient, if perhaps temporary, quarterly GDP growth averaging 0.9% in the second half of the year.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios' performance is subject to change since the period's end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING's Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.

S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor's.

Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.

Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.

S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.

MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.

MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.

MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.

S&P Target Risk Growth Index	Seeks to provide increased exposure to equities, while also using some fixed-income exposure to dampen risk.

Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.

iMoneyNet First Tier Retail Index	An unmanaged index that includes the most broadly based money market funds.

NYSE Arca Tech 100 Index	A multi-industry technology index measuring the performance of companies using technology innovation across a broad spectrum of industries. It is comprised of 100 listed and over-the-counter stocks from 14 different subsectors including computer hardware, software, semiconductors, telecommunications, data storage and processing, electronics and biotechnology.

3

ING BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Balanced Portfolio (the "Portfolio") seeks total return consisting of capital appreciation (both realized and unrealized) and current income; the secondary investment objective is long-term capital appreciation. The Portfolio is managed by Christine Hurtsellers, Paul Zemsky, Heather Hackett and Christopher Corapi, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio's Class I shares provided a total return of 14.22% compared to the S&P Target Risk Growth Index and the ING Balanced Portfolio Composite Index (29% S&P 500 Index; 8% S&P MidCap 400 Index; 18% MSCI EAFE Index; 5% MSCI Emerging Markets Index; 40% Barclays Capital Global Aggregate Bond Index) which returned 11.18% and 11.37%, respectively, for the same period.

Portfolio Specifics(1): On April 30, 2010, the Portfolio changed its benchmark indices from the S&P 500® Index and the Barclays Capital U.S. Aggregate Bond Index to the S&P Target Risk Growth Index because the adviser considers the S&P Target Risk Growth Index to be a more appropriate benchmark index, as it reflects the types of securities in which the Portfolio invests.

From the beginning of the period through April 30, 2010, allocation and stock selection effects were both positive compared to the Composite Index. Our average underweight to fixed income contributed to performance. Strong stock selection helped performance in all asset classes including the large-, mid- and small-capitalization stocks; bonds also contributed to results.

When the Portfolio switched benchmarks as of May 1, 2010, we began to switch its investments as well. The Portfolio's investments in large- and mid-cap enhanced index funds were replaced by investments in fundamental equity funds in May. Small-cap exposure was eliminated and international exposure was added through developed international markets and emerging markets. From May 1, 2010 through the end of the year, allocation effect was slightly negative compared to the Composite Index. U.S. stock selection was favorable overall, especially within mid-cap equities. Stock selection within international equities detracted from performance. We added global bonds to the Portfolio's fixed income allocation in May; this strategic change had a neutral asset allocation effect compared to the Composite Index. On a total return basis, global bonds outperformed core bonds benefiting the Portfolio.

As we entered 2010, our assessment of the U.S. economy and financial markets suggested that equities were attractive. In particular, we believed that markets were too skeptical about the sustainability and magnitude of economic recovery in the Unites States and around the world. This skepticism meant that consensus earnings estimates for U.S. and global stocks were probably too low. In January, we moved to an overweight position in large-cap core U.S. stocks and an underweight in fixed income. On average, we remained tactically bullish and more optimistic than the consensus about cyclical economic prospects for the U.S. and world economies throughout the year.

While the capital markets activity, bank lending and other financial processes slowly and unevenly moved back to normal, they remained under pressure and sensitive to shifts in the outlook. Therefore, we made tactical moves back to a neutral asset allocation stance, reversing the equity overweight at different key points throughout the year. For example, in spring the heightened risk of a sovereign debt crisis affecting Greece, and other highly indebted European countries such as Portugal, seemed likely to offset positive economic and earnings news in the short term. Spreads on risky assets widened, inter-bank lending contracted and stock markets declined as this reappraisal of risk continued. Eventually, the Eurozone governments, the European Central Bank and the International Monetary Fund made an aggressive policy response stemming the nearly panic conditions that had emerged on global markets and providing near-term stability to European bond markets and to the euro exchange rate.

Current Strategy and Outlook: We continue to see the overall economic environment of the U.S. economy developing in the direction of a sustainable recovery through an expansion driven more broadly by final demand. U.S. economic data have turned relatively more positive with the Purchasing Managers' Index, initial jobless claims, and retail sales data suggesting that the economy is gaining momentum. U.S. monetary and fiscal policies remain stimulative. We believe the extension of the Bush tax cuts along with the large scale Treasury purchases by the U.S. Federal Reserve should provide additional stimulus via consumer spending and stable interest rates.

Investment Type Allocation
as of December 31, 2010
(as a percent of net assets)

Common Stock	56.1%
Corporate Bonds/Notes	13.6%
U.S. Government Agency Obligations	8.2%
U.S. Treasury Obligations	6.7%
Exchange-Traded Funds	5.1%
Collateralized Mortgage Obligations	4.9%
Asset-Backed Securities	3.5%
Other Bonds	3.2%
Municipal Bonds	0.1%
Preferred Stock	0.1%
Real Estate Investment Trusts	0.1%
Positions in Purchased Options	0.0%
Other Assets and Liabilities — Net*	(1.6)%
Net Assets	100.0%

*  Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2010
(as a percent of net assets)

Vanguard Emerging Markets ETF	4.5%
ExxonMobil Corp.	1.5%
Apple, Inc.	1.3%
U.S. Treasury Note, 0.625%, due 12/31/12	1.2%
Microsoft Corp.	1.2%
U.S. Treasury Note, 3.875%, due 08/15/40	1.2%
JPMorgan Chase & Co.	1.0%
Wells Fargo & Co.	1.0%
Qualcomm, Inc.	0.9%
Wal-Mart Stores, Inc.	0.9%

*  Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

*  Effective April 30, 2010, Vincent Costa and Michael Hyman were removed as portfolio managers to the Portfolio and Heather Hackett and Christopher Corapi were added as portfolio managers to the Portfolio.

(1)  Effective April 30, 2010, the Portfolio changed from a quantitatively oriented allocation to a fundamental one.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

4

ING BALANCED PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class S May 29, 2003
Class I	14.22%	2.60%	2.85%	—
Class S	13.87%	2.32%	—	4.58%
S&P Target Risk Growth Index	11.18%	—	—	—
ING Balanced Portfolio Composite Index	11.37%	5.37%	5.53%	7.85	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Balanced Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the indices is shown from June 1, 2003.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

5

ING GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Growth and Income Portfolio (the "Portfolio") seeks to maximize total return through investments in a diversified portfolio of common stocks and securities convertible into common stocks. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christopher F. Corapi and Michael Pytosh, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio's Class I shares provided a total return of 14.14% compared to the S&P 500® Index, which returned 15.06% for the same period.

Portfolio Specifics: The Portfolio lagged the benchmark for the one year period. Security selection in a handful of stocks, particularly in the financials, healthcare and consumer discretionary sectors, detracted from performance during the period. Selection among industrials and information technology, however, partially offset those losses.

Within financials our focus on what we believe are high quality companies was a headwind for the Portfolio as a number of high quality banks and lenders got tarnished due to the foreclosure issues towards the middle of the past year. The Portfolio's position in Bank of America Corp. was most unfavorable within the sector. We owned the stock as it was trading at a significantly discounted valuation, representing an attractive entry point for the stock of a dominant consumer bank with opportunities to better leverage its scale and more efficiently integrate its diverse business lines. The company had disappointing second quarter earnings and was mired in the mortgage foreclosure issues during the third quarter, which led to a drop in the stock price.

Within healthcare, the Portfolio's position in Zimmer Holdings, Inc. was negatively affected by some bad news at a competitor firm. In technology, our position in Cisco Systems, Inc. was unfavorable as the stock was down for the period. We owned the stock because we believed it had strong growth potential. The company has had some near term sales and earnings variability which hurt its stock price. We have exited all the above mentioned positions as of the end of the reporting period.

Among the Portfolio's favorable positions was Wabco Holdings, Inc. ("Wabco"), an industrials company. The company is a component supplier to trucks, trailers, buses and autos, predominantly in Western Europe. The Portfolio owns shares of Wabco as we believe it offers exposure to the cyclical recovery in European trucks, is a good play on secular growth and most importantly, it is a company that is not well covered by sell-side analysts. The position added returns to the portfolio as it reported strong third quarter numbers which were above analyst's estimates. We continue to hold this position as we believe it has further upside potential.

Apple, Inc. was among the top performers for the period. We believed in the company's growth prospects due to its strong product cycles despite the weak economy, and due to the success of the iPhone. We see further upside potential for the stock with the launch of the iPad and the iPhone4, which we believe will add value to the company's bottom line. We believe the market did not fully appreciate the strength of these products; the stock rose with the successful launches and better than anticipated sales of both the iPad and iPhone. We continue to hold the stock as we believe it has more upside potential.

Current Strategy and Outlook: Currently, the Portfolio is positioned in companies that we believe have strong or improving competitive positions, robust end markets or superior capital allocation opportunities. We believe each stock possesses an attractive valuation and a clear catalyst to improve it. We continue to be cautiously optimistic about the economy and believe that the Portfolio is well positioned to benefit from any uptick in the markets. We find plenty of companies that have strong financial characteristics, which we believe will benefit as the markets continue to invest in and differentiate among companies based on fundamentals. We continue to be constructive on U.S. and global economic prospects and are slightly biased towards companies that are leveraged to the global economic recovery. In light of this, we are currently overweight in technology, energy and early cycle industrials. We are cautious, however, about sectors that may confront significant policy changes or are defensively positioned in the business cycle, such as healthcare, utilities and consumer staples.

Industry Allocation
as of December 31, 2010
(as a percent of net assets)

Information Technology	19.5%
Financials	16.3%
Energy	13.4%
Industrials	10.8%
Health Care	10.2%
Consumer Discretionary	9.8%
Consumer Staples	9.7%
Materials	3.9%
Telecommunication Services	2.6%
Utilities	1.8%
Other Assets and Liabilities — Net*	2.0%
Net Assets	100.0%

*  Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2010
(as a percent of net assets)

ExxonMobil Corp.	5.0%
Apple, Inc.	4.3%
Microsoft Corp.	3.7%
JPMorgan Chase & Co.	3.3%
Wells Fargo & Co.	3.1%
Qualcomm, Inc.	2.9%
Wal-Mart Stores, Inc.	2.9%
PepsiCo, Inc.	2.8%
Google, Inc. — Class A	2.5%
Citigroup, Inc.	2.5%

*  Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

6

ING GROWTH AND INCOME PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class S June 11, 2003		Since Inception of Class S2 February 27, 2009
Class ADV	13.55%	—	—	(0.69)%		—		—
Class I	14.14%	2.60%	0.28%	—		—		—
Class S	13.81%	2.31%	—	—		5.17%		—
Class S2	12.55%	—	—	—		—		34.09%
S&P 500® Index	15.06%	2.29%	1.41%	(0.83	)%(1)	5.67	%(2)	36.89	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Growth and Income Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is shown from January 1, 2007.

(2) Since inception performance for the index is shown from June 1, 2003.

(3) Since inception performance for the index is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

7

ING SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Small Company Portfolio (the "Portfolio") seeks growth of capital primarily through investment in a diversified portfolio of common stocks of companies with smaller market capitalizations. The Portfolio is managed by Joseph Basset, CFA, and Steve Salopek, Portfolio Managers of ING Investment Management Co. — the Sub Adviser.

Performance: For the year ended December 31, 2010, the Portfolio's Class I shares provided a total return of 24.38% compared to the Russell 2000® Index, which returned 26.85% for the same period.

Portfolio Specifics: The Russell 2000® Index gained nearly 27% during 2010, outperforming both large- and mid-capitalization stocks for the reporting period. Small caps responded positively to the launch of a second round of quantitative easing by the U.S. Federal Reserve, coupled with improved economic data. Also helping to boost performance was greater merger and acquisition activity than in the past few years, due to cash on company balance sheets and easier access to capital. Cyclical sectors, e.g., information technology, materials, energy and consumer discretionary, led the benchmark's performance. All sectors produced double-digit returns, with technology leading the way.

The Portfolio's underperformance was due largely to negative security selection within the financials, information technology and materials sectors. In information technology, returns were held back by stock selection within semiconductors and semiconductor equipment and computers and peripherals. Within financials, stock selection within capital markets and commercial banks detracted from performance.

Positive stock selection within healthcare, energy and consumer staples partially offset those negative effects. Notable outperformance within healthcare was due to strong stock selection within biotechnology, healthcare providers and services and healthcare equipment and supplies. Energy benefited from stock selection within oil, gas and consumable fuels, while strong stock selection within food products benefited consumer staples.

McMoRan Exploration Co. ("McMoRan") and American Italian Pasta contributed significantly to performance over the period. McMoRan engages in the exploration and production of crude oil and natural gas offshore in the Gulf of Mexico and onshore in the Gulf Coast area. The company announced a very large natural gas discovery in the Gulf of Mexico in January. Also, energy companies with exposure to the Gulf of Mexico generally rebounded in the third quarter after the BP oil well was plugged. Specific to McMoRan, the market has begun to anticipate good results from its Blackbeard East project.

American Italian Pasta, which engages in the production of dry pasta, has agreed to be acquired by Ralcorp for $1.2 billion, a 27% premium. The acquisition will expand Ralcorp's private label business by entering into the pasta category.

QLogic Corp. ("QLogic") and FormFactor, Inc. ("FormFactor") were two of the largest detractors from performance over the period. QLogic engages in the design and supply of storage networking, high performance computing networking and converged networking infrastructure solutions. The company is a steady albeit slower growing company. We believe it underperformed other faster growing storage companies in 2010, which benefited from M&A speculation or by being acquired by larger technology companies. We continue to hold the stock for its attractive valuation, consistent cash flow generation and our belief that the business will show growth in 2011 supported by good IT spending.

FormFactor, which designs and sells semiconductor wafer probe cards, negatively pre-announced fourth quarter earnings at the beginning of 2010. The fact that they were one of the very few semiconductor companies that pre-announced negatively caused investor uncertainty regarding this stock. The company's earnings announcement and guidance for first quarter were also below expectations. Furthermore, FormFactor had a change in management which created uncertainty regarding its future business strategy. We continue to hold the position in the Portfolio as we believe that the company's technology is still good and that despite numerous missteps the intermediate term value of the company far exceeds the current stock price. As a result, we believe the company remains attractive from a risk/return perspective.

Current Strategy and Outlook: We continue to believe that the economy will improve slowly and that this environment will favor quality companies, as investors focus on fundamentals. The Portfolio's positioning has not changed significantly. We have slightly increased our exposure to commodities due to the attractiveness of individual stocks. We are cautious about possible inflationary pressures and the potential impact they may have on the performance of companies and valuations.

As the Portfolio has, in our opinion, a higher quality bias and we remain focused on companies that we believe have strong managements teams, strong balance sheets and good cash flow generation capabilities, we believe that we are well positioned for this market environment. Even among cyclicals our primary focus is on management quality, cash flows and the strength of the balance sheet. We continue to take advantage of the volatility in the market to invest in what we believe we are quality companies that are attractively valued.

Industry Allocation
as of December 31, 2010
(as a percent of net assets)

Financials	20.1%
Information Technology	17.1%
Industrials	16.4%
Consumer Discretionary	14.6%
Health Care	10.5%
Materials	6.0%
Energy	5.3%
Utilities	4.0%
Consumer Staples	2.0%
Exchange-Traded Funds	1.7%
Telecommunication Services	1.6%
Other Assets and Liabilities — Net*	0.7%
Net Assets	100.0%

*  Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2010
(as a percent of net assets)

iShares Russell 2000 Index Fund	1.3%
Jo-Ann Stores, Inc.	1.2%
Healthsouth Corp.	1.1%
Silgan Holdings, Inc.	1.1%
OfficeMax, Inc.	1.1%
Portland General Electric Co.	1.1%
DiamondRock Hospitality Co.	1.1%
Collective Brands, Inc.	1.0%
Life Time Fitness, Inc.	1.0%
Watsco, Inc.	1.0%

*  Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

8

ING SMALL COMPANY PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 16, 2008		Since Inception of Class S November 1, 2001	Since Inception of Class S2 February 27, 2009
Class ADV	23.75%	—	—	27.22%		—	—
Class I	24.38%	6.23%	6.47%	—		—
Class S	24.00%	5.88%	—	—		7.57%	—
Class S2	23.85%	—	—	—		—	44.36%
Russell 2000® Index	26.85%	4.47%	6.33%	27.01	%(1)	8.22%	48.56	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Small Company Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager's views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the index is January 1, 2009.

(2) Since inception performance for the index is March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

9

ING INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Intermediate Bond Portfolio (the "Portfolio") seeks to maximize total return consistent with reasonable risk. The Portfolio seeks its objective through investments in a diversified portfolio consisting primarily of debt securities. It is anticipated that capital appreciation and investment income will both be major factors in achieving total return. The Portfolio is managed by Christine Hurtsellers, Matthew Toms and Michael Mata, Portfolio Managers of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio's Class I shares provided a total return of 9.84% compared to the Barclays Capital U.S. Aggregate Bond Index, which returned 6.54% for the same period.

Portfolio Specifics: The Portfolio outperformed its benchmark for 2010. We saw dramatic shifts of interest rates throughout the year as the economy reacted to events such as the BP oil spill in the Gulf of Mexico, the European debt crisis, quantitative easing and tax policy changes. On balance the Portfolio stayed close to the benchmark duration for most of the year. Consequently, our yield curve and duration positioning slightly detracted from performance over the period.

The economy continued to heal and expand in 2010. Most non-Treasury or spread sectors within fixed income consequently outperformed. Our specific overweight positions to several spread sectors, e.g., corporate bonds, residential mortgage-backed securities ("RMBS") and commercial mortgage-backed securities ("CMBS") led our outperformance for the year. Additionally, allocations to non-index sectors like emerging market debt and high yield debt also helped contribute to the strong performance. Our underweighting of U.S. Treasuries and agency debentures to fund the spread sector overweight positions also benefited the performance of the Portfolio.

As economic data improved through the year and consumer confidence and spending returned, investment grade credit outperformed along with our security selection within investment grade corporate bonds. Our favoring of issuers in a variety of subsectors in the financial services sector, and several industrials subsectors, helped the portfolio outperform. Finally, our security selection decisions within mortgage-backed securities also had a very positive impact on Portfolio results for the year.

Our derivatives usage consisted of futures, swaps and options in the Portfolio. Futures and swaps were mostly used for duration management, which was a detractor over the period. Also, some swaps and options were used to hedge mortgage volatility towards the end of the year, due to our slight underweight in agency MBS. The net result and impact to relative performance over the period was negligible.

Current Outlook and Strategy: We begin 2011 with an economy that is absent any signs of inflation. We believe this allows the U.S. Federal Reserve (the "Fed") to remain accommodative, keeping short rates near zero and following its program of Treasury purchases out the yield curve. We believe interest rates will be somewhat contained given our tempered economic growth view and the Fed's commitment to a second round of quantitative easing. Consequently, we remain close to neutral in our duration positioning.

We believe this base case of slow continued economic growth with zero inflation will be supportive of risk assets and therefore remain overweight across most spread sectors. We continue to be positive on investment grade credit. Discussions about potentially more quantitative easing and the sovereign debt issues could keep investors seeking a safer trade for some time, which could be supportive for high-quality fixed income assets. Even if interest rates drift modestly higher, we believe corporate bonds still could perform well under our base economic forecast.

We believe MBS remain fundamentally sound, and if interest rate volatility remains contained they could outperform Treasuries in 2011. We continue to overweight CMBS and non-agency RMBS, as we believe the supply/demand factors will remain supportive and the underlying fundamentals are likely to continue to support current valuations.

In non-index sectors, we remain constructive but selective in high yield and see value in emerging market debt ("EMD"). We see the greatest value and opportunity in local currency EMD as further dollar depreciation could benefit investments denominated in local currencies.

Investment Type Allocation
as of December 31, 2010
(as a percent of net assets)

Corporate Bonds/Notes	39.1%
U.S. Government Agency Obligations	27.0%
Collateralized Mortgage Obligations	13.8%
U.S. Treasury Obligations	11.7%
Asset-Backed Securities	9.9%
Foreign Government Bonds	5.7%
Preferred Stock	0.2%
Municipal Bonds	0.1%
Other Assets and Liabilities — Net*	(7.5)%
Net Assets	100.0%

*  Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2010
(as a percent of net assets)

U.S. Treasury Note, 3.875%, due 08/15/40	3.8%
Federal National Mortgage Association,
4.500%, due 01/25/39	3.2%
Brazil Notas do Tesouro Nacional Series F,
10.000%, due 01/01/14	2.6%
U.S. Treasury Note, 3.375%, due 11/15/19	2.0%
Federal Home Loan Mortgage Corporation,
4.000%, due 08/15/40	1.8%
U.S. Treasury Note, 2.250%, due 11/30/17	1.6%
South Africa Government International Bond,
7.250%, due 01/15/20	1.6%
U.S. Treasury Note, 2.625%, due 11/15/20	1.6%
MBNA Credit Card Master Note Trust,
5.600%, due 07/17/14	1.5%
Mexican Bonos, 8.000%, due 06/11/20	1.5%

*  Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I.

Portfolio holdings are subject to change daily.

*  Effective August 2, 2010 Michael Hyman, Peter Guan and Christopher Diaz were removed as Portfolio Managers to the Portfolio and Matthew Toms and Michael Mata were added as Portfolio Managers to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

10

ING INTERMEDIATE BOND PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class ADV December 20, 2006		Since Inception of Class S May 3, 2002		Since Inception of Class S2 February 27, 2009
Class ADV	9.01%	—	—	3.71%		—		—
Class I	9.84%	4.35%	5.30%	—		—		—
Class S	9.51%	4.07%	—	—		4.77%		—
Class S2	9.29%	—	—	—		—		13.01%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.80%	5.84%	6.17	%(1)	5.52	%(2)	7.56	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Intermediate Bond Portfolio against the index indicated. An index has has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) Since inception performance for the the index is shown from January 1, 2007.

(2) Since inception performance for the index is shown from May 1, 2002.

(3) Since inception performance for the index is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

11

ING MONEY MARKET PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING Money Market Portfolio (the "Portfolio") seeks to provide high current return, consistent with preservation of capital and liquidity, through investment in high-quality money market instruments, while maintaining a stable share price of $1.00 per share. The Portfolio is managed by David S. Yealy, Portfolio Manager of ING Investment Management Co. — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio's shares provided a total return of 0.24% compared to the iMoneyNet First Tier Retail Index, which returned 0.03% for the same period.

Portfolio Specifics: For money market investors, 2010 was a year characterized by a low interest rate environment, continued government support and both the U.S. economy and global economy struggling in the first half of the year followed by stabilization and modest recovery in the second half of the year. Most money market funds were forced to waive a portion of their fees in order to maintain a yield at or above 0.00%.

Economic conditions improved modestly during the first quarter of 2010, building on the improvement seen in the second half of 2009, although portions of the economy such as housing continued to struggle. The unemployment rate remained elevated but declined to 9.7% at quarter-end, down from 10.0% as of December 31, 2009. The Federal Open Market Committee ("FOMC") kept short-term rates extremely low versus historical standards and indicated that rates would remain low for an extended period of time. Short-term money market rates changed little during the quarter. Revisions to SEC Rule 2a-7 were announced late in the quarter seeking to reduce risks for money market funds; but the revisions also reduce potential yields going forward.

During the second quarter of 2010, the public finance problems faced by the Greek government gradually evolved into a full-blown fiscal crisis for the euro zone. This weighed heavily on the short-term money markets here in the United States as most of the large European banks fund a portion of their liquidity needs in our market. In light of the deteriorating outlook for Europe and implications for global economic growth, the stubbornly high U.S. unemployment, continuing week housing market and below target inflation, the FOMC reiterated at both of the Federal Reserve (the "Fed") meetings during the quarter its intent to maintain an "exceptionally low levels of the federal funds rate for an extended period."

Economic reports during the third quarter of 2010 primarily painted a picture of a slowing recovery, continued high unemployment, below target inflation and continued difficulty in the housing sector. Market expectations for the Fed to start the next round of quantitative easing ("QE2") as early as November increased as the quarter progressed. Short-term yields declined during the quarter with the two-year Treasury going from 0.61% as of the end of June to 0.43% at the end of September. Yield for the various money market securities declined as well, led by the money market securities of high quality European banks on improving credit outlook.

The fourth quarter of 2010 saw the implementation of QE2 and on balance an improving economic picture, albeit only a modest recovery and not one expected to pull the economy out of the ditch in the near term. Housing and unemployment continued to recover in the U.S. Unemployment ended the year at 9.4%. Longer-term U.S. Treasury yields rose as the economic outlook improved but short-term money market rates remained anchored by expectations that the FOMC would keep the federal funds rate within the current range well into 2011 or beyond.

Our focus this past year was similar to 2009: not on maximizing yield and return but on preservation of capital, limiting credit risk and keeping an excess liquidity cushion against the still elevated risks in the market. We adjusted the overall makeup of the Portfolio to comply with SEC Rule 2a-7. The Portfolio performed in-line with its benchmark despite our risk reduction strategy, returning 0.02% for the year compared to the 0.03% return of the iMoneyNet First Tier Retail average return. The Portfolio took on interest rate risk throughout the year, maintaining a weighted average maturity ("WAM") at the longer end of its maturity range primarily by buying longer term Treasury and agency securities and selectively adding longer-term credit exposure later in the year. The Portfolio finished the year with a 54-day WAM, which is just shy of the new 60 day maximum WAM limit.

Current Strategy and Outlook: It is our opinion that the economy is positioned for a slow recovery in 2011 due to expected high continuing unemployment and the significant slack in the productive capacity. The lack of a sustained and significant housing recovery, constrained consumer spending and low inflation presents significant headwinds to a robust recovery. We believe the FOMC will be forced to keep the federal funds rate in the 0.00% to 0.25% range well into 2011 or beyond and that additional quantitative easing may be warranted. In our opinion, the potential for a significant increase in short-term money market yields and increase in the Portfolio's yield remain very low.

The Portfolio continues to focus on maintaining an extended weighted average maturity posture with limited credit risk, though current yields reduce the incentive to do so. Preservation of capital and liquidity remain our top objectives. We plan to maintain above normal liquidity to give the Portfolio the flexibility to take advantage of any periods of temporary yield increases.

Principal Risk Factors: Although the Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio.

Investment Type Allocation
as of December 31, 2010
(as a percent of net assets)

Commercial Paper	49.3%
Repurchase Agreement	22.5%
Corporate Bonds/Notes	16.8%
Certificates Of Deposit	7.3%
U.S. Government Agency Obligations	3.7%
U.S. Treasury Notes	0.7%
Securities Lending Collateral	0.1%
Other Assets and Liabilities — Net	(0.4)%
Net Assets	100.0%

Portfolio holdings are subject to change daily.

*  Please see Note 5 for more information regarding the contractual waiver in place to reimburse certain expenses of the Portfolio to the extent necessary to assist the Portfolio in maintaining a net yield of not less than zero.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

12

ING BLACKROCK SCIENCE AND TECHNOLOGY OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGERS' REPORT

ING BlackRock Science and Technology Opportunities Portfolio (the "Portfolio") seeks long-term capital appreciation. The Portfolio is managed by Thomas P. Callan, CFA, Managing Director and Senior Portfolio Manager, Erin Xie, PhD, Managing Director and Portfolio Manager and Jean M. Rosenbaum, CFA, Managing Director and Portfolio Manager of BlackRock Advisors, LLC — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio's Class I shares provided a total return of 18.56% compared to the S&P 500® Index and the NYSE Arca Tech 100 IndexSM, which returned 15.06% and 25.40%, respectively, for the same period.

Portfolio Specifics: Since the market lows in March of 2009, we have witnessed a robust, albeit choppy, recovery in equity markets. Similar to past recoveries, consumer-related stocks and other early-stage cyclicals were leaders of the rebound. Overall, emerging markets and small cap equities have led the recovery in financial markets. Despite the upward trend, equity markets have not been unidirectional, but rather characterized by pronounced reversals of range-bound trading patterns driven by massive swings in investor risk tolerance. These trading patterns suggest to us that the market is still searching for a consistent trend and one might argue that the late-stage 2010 rally was fueled more by market-friendly developments in Washington, DC and rampant energy and commodity prices rather than fundamentally solid signals of sustained economic recovery.

The Portfolio underperformed its reference benchmark, the NYSE Arca Tech 100 IndexSM, for the year. Disappointing stock selection across the semiconductors, communication equipment, and internet software & services sub-industries stood out as the primary cause of Portfolio underperformance, while cash was a notable drag and the effects of sector allocation were mixed. To start off the year, the software & services industry group was notably weak as the mix of Portfolio holdings within the internet software & services, systems software, and application software sub-industries returned poor relative results. In the second quarter, transaction timing hurt performance as additions to the Portfolio's semiconductors holdings suffered when the advancing market stalled out in mid-April as the European sovereign crisis took hold and fell steadily to close the first half of 2010. The underperformance of semiconductors was in part driven by fears of a global slowdown in economic growth coupled with investors' shifting opinions that forward earnings estimates were too high relative to current business conditions. Fears of a double dip recession were abruptly replaced with renewed optimism in the second half of 2010, causing equities to rebound sharply through year end. As investors turned toward higher-risk assets, information technology ("IT") stocks handily outperformed the health care sector, and as such, the Portfolio's large overweight in IT relative to the NYSE Arca Tech 100 IndexSM was a source of strength. In healthcare, the biggest detractor for the year was the decision to underweight the life sciences tools & services sub-industry. Industry consolidation and the advancement of research & development in the emerging markets were key drivers for these stocks.

From an individual holdings perspective, priceline.com, Inc., ARM Holdings PLC and Western Digital Corp. were the strongest relative contributors to returns, while Cisco Systems, Inc. and AsiaInfo-Linkage detracted from performance, as did underweight positions in Salesforce.com, Inc. and F5 Networks, Inc.

Current Strategy and Outlook: We are cautiously optimistic on financial markets in 2011. While we are alert to continuing signs of economic strength, particularly as it relates to employment figures in the U.S., we remain cognizant that the recent equity rally might not be long-sustained and a short-term retrenchment is possible. The robust government spending in the U.S. may prove successful in pulling the U.S. economy fully out of the doldrums, but an eventual need for austerity seems likely. The theme of austerity has already entered the lexicon in the Eurozone amidst the very real exogenous risks tied to the unresolved sovereign debt crisis. Given these environmental factors, we have constructively positioned the Portfolio with a bias toward companies that we believe have been demonstrating sustainable growth.

At year-end, 88% of the Portfolio was invested in IT, 4.5% in healthcare, and 2.5% in telecommunication services, with the remainder invested in industrials and consumer discretionary stocks. Within IT, the Portfolio's primary overweights relative to the benchmark were in semiconductors, internet software & services, and systems software, while it was underweight in application software, data processing & outsourced services, and communications equipment.

Industry Allocation
as of December 31, 2010
(as a percent of net assets)

Information Technology	87.1%
Health Care	4.4%
Telecommunication Services	2.4%
Consumer Discretionary	2.2%
Industrials	0.6%
Other Assets and Liabilities — Net*	3.3%
Net Assets	100.0%

*  Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Top Ten Holdings*
as of December 31, 2010
(as a percent of net assets)

Apple, Inc.	8.4%
International Business Machines Corp.	3.4%
Google, Inc. — Class A	3.0%
F5 Networks, Inc.	2.5%
Qualcomm, Inc.	2.4%
Microsoft Corp.	2.3%
EMC Corp.	2.2%
Oracle Corp.	2.1%
Cisco Systems, Inc.	1.9%
Texas Instruments, Inc.	1.8%

*  Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

13

ING BLACKROCK SCIENCE AND TECHNOLOGY OPPORTUNITIES PORTFOLIO

PORTFOLIO MANAGERS' REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class S November 1, 2001	Since Inception of Class ADV December 16, 2008		Since Inception of Class S2 February 27, 2009
Class ADV	18.02%	—	—	—	32.35%		—
Class I	18.56%	6.82%	0.10%	—	—		—
Class S(1)	18.15%	6.53%	—	2.18%	—		—
Class S2	18.18%	—	—	—	—		43.47%
S&P 500® Index	15.06%	2.29%	1.41%	3.89%	20.63	%(2)	36.89	%(3)
NYSE Arca Tech 100 IndexSM	25.40%	6.10%	3.43%	7.27%	34.54	%(2)	44.43	%(3)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING BlackRock Global Science and Technology Portfolio against the indices indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio's performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

This report contains statements that may be "forward-looking" statements. Actual results may differ materially from those projected in the "forward-looking" statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers' views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1) On December 16, 2003, all outstanding shares of Class S were fully redeemed. On July 20, 2005, Class S recommenced operations. The returns for Class S include the performance for Class I, adjusted to reflect the higher expenses of Class S, for the period December 17, 2003 to July 19, 2005.

(2) Since inception performance for the indices is shown from January 1, 2009.

(3) Since inception performance for the indices is shown from March 1, 2009.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser. Formerly, ING Investment Management Co. served as the investment adviser. Prior to January 1, 2004, the Portfolio was sub-advised by a different sub-adviser.

14

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010. The Portfolios' expenses are shown without the imposition of any charges which are, or may be, imposed under your annuity contract. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, "Actual Portfolio Return," provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, "Hypothetical (5% return before expenses)," provides information about hypothetical account values and hypothetical expenses based on a Portfolio's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
ING Balanced Portfolio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*
Class I	$1,000.00	$1,147.80	0.62%	$3.36	$1,000.00	$1,022.08	0.62%	$3.16
Class S	1,000.00	1,146.60	0.87	4.71	1,000.00	1,020.82	0.87	4.43
ING Growth and Income Portfolio
Class ADV	$1,000.00	$1,222.20	1.10%	$6.16	$1,000.00	$1,019.66	1.10%	$5.60
Class I	1,000.00	1,224.60	0.60	3.36	1,000.00	1,022.18	0.60	3.06
Class S	1,000.00	1,223.20	0.85	4.76	1,000.00	1,020.92	0.85	4.33
Class S2	1,000.00	1,222.70	1.00	5.60	1,000.00	1,020.16	1.00	5.09

15

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return					Hypothetical (5% return before expenses)
ING Small Company Portfolio	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio		Expenses Paid During the Period Ended December 31, 2010*	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio		Expenses Paid During the Period Ended December 31, 2010*
Class ADV	$1,000.00	$1,260.90	1.34%		$7.64	$1,000.00	$1,018.45	1.34%		$6.82
Class I	1,000.00	1,264.80	0.84		4.80	1,000.00	1,020.97	0.84		4.28
Class S	1,000.00	1,262.40	1.09		6.22	1,000.00	1,019.71	1.09		5.55
Class S2	1,000.00	1,262.40	1.24		7.07	1,000.00	1,018.95	1.24		6.31
ING Intermediate Bond Portfolio
Class ADV	$1,000.00	$1,026.50	1.00%		$5.11	$1,000.00	$1,020.16	1.00%		$5.09
Class I	1,000.00	1,029.90	0.50		2.56	1,000.00	1,022.68	0.50		2.55
Class S	1,000.00	1,028.20	0.75		3.83	1,000.00	1,021.42	0.75		3.82
Class S2	1,000.00	1,026.50	0.90		4.60	1,000.00	1,020.67	0.90		4.58
ING Money Market Portfolio
Class I	$1,000.00	$1,000.20	0.31	%(1)	$1.56	$1,000.00	$1,023.64	0.31	%(1)	$1.58
Class S	1,000.00	1,000.00	0.36	(1)	1.81	1,000.00	1,023.39	0.36	(1)	1.84
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV	$1,000.00	$1,281.30	1.55%		$8.91	$1,000.00	$1,017.39	1.55%		$7.88
Class I	1,000.00	1,285.70	1.05		6.05	1,000.00	1,019.91	1.05		5.35
Class S	1,000.00	1,282.30	1.30		7.48	1,000.00	1,018.65	1.30		6.61
Class S2	1,000.00	1,282.90	1.45		8.34	1,000.00	1,017.90	1.45		7.37

*  Expenses are equal to each Portfolio's respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

(1)  Expense ratios reflect waivers of 0.03% and 0.13% of distribution and shareholder servicing fees for Classes I and S, respectively, in order to maintain a yield of not less than zero.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders, Board of Directors/Trustees
ING Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments or summary portfolios of investments, as indicated, of ING Balanced Portfolio, ING Growth and Income Portfolio, a series of ING Variable Funds, ING Small Company Portfolio and ING BlackRock Science and Technology Opportunities Portfolio, each a series of ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio, as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 24, 2011

17

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING Balanced Portfolio	ING Growth and Income Portfolio	ING Small Company Portfolio
ASSETS:
Investments in securities at value+*	$632,026,619	$2,686,321,310	$625,050,403
Short-term investments at value**	26,549,259	128,178,767	15,318,226
Cash	41,758	224,041	328,938
Cash collateral for futures	2,383,527	—	—
Derivatives collateral, at value (Note 2)	980,000	—	—
Foreign currencies at value***	447,131	—	—
Foreign cash collateral for futures****	406,690	—	—
Receivables:
Investment securities sold	14,029,027	—	2,101,263
Investment securities sold on a delayed-delivery or when-issued basis	9,431,305	—	—
Fund shares sold	60,919	107,923	148,024
Dividends and interest	2,903,060	2,911,055	677,660
Unrealized appreciation on forward foreign currency contracts	2,560,193	—	—
Upfront payments made on swap agreements	167,974	—	—
Unrealized appreciation on swap agreements	30,993	—	—
Prepaid expenses	11,347	44,295	9,450
Total assets	692,029,802	2,817,787,391	643,633,964
LIABILITIES:
Payable for investment securities purchased	14,814,416	709,837	2,200,751
Payable for investment securities purchased on a delayed-delivery or when-issued basis	32,266,220	—	—
Payable for fund shares redeemed	285,056	3,522,644	5,852,043
Payable upon receipt of securities loaned	18,547,690	71,347,354	5,706,180
Unrealized depreciation on forward foreign currency contracts	2,568,076	—	—
Upfront payments received on swap agreements	189,180	—	—
Unrealized depreciation on swap agreements	621,736	—	—
Payable to affiliates	293,723	1,381,429	457,634
Payable for directors fees	3,113	12,509	2,701
Other accrued expenses and liabilities	152,181	447,698	87,160
Written options^, at fair value	94,388	—	—
Total liabilities	69,835,779	77,421,471	14,306,469
NET ASSETS	$622,194,023	$2,740,365,920	$629,327,495
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$729,137,953	$2,935,426,170	$567,481,949
Undistributed net investment income	16,455,621	9,058	2,207,911
Accumulated net realized loss	(163,164,149)	(661,764,439)	(69,563,001)
Net unrealized appreciation	39,764,598	466,695,131	129,200,636
NET ASSETS	$622,194,023	$2,740,365,920	$629,327,495
+ Including securities loaned at value	$18,140,531	$69,727,858	$5,587,097
* Cost of investments in securities	$591,720,548	$2,219,462,869	$495,426,813
** Cost of short-term investments	$26,874,690	$128,343,354	$15,741,180
*** Cost of foreign currencies	$437,110	$—	$—
**** Cost of foreign cash collateral for futures	$405,507	$—	$—
^ Premiums received on written options	$293,535	$—	$—

See Accompanying Notes to Financial Statements
18

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

	ING Balanced Portfolio	ING Growth and Income Portfolio	ING Small Company Portfolio
Class ADV:
Net assets	n/a	$6,037,481	$3,252,788
Shares authorized	n/a	unlimited	100,000,000
Par value	n/a	$1.000	$0.001
Shares outstanding	n/a	277,746	180,933
Net asset value and redemption price per share	n/a	$21.74	$17.98
Class I:
Net assets	$614,260,911	$2,253,794,002	$503,739,380
Shares authorized	500,000,000	unlimited	100,000,000
Par value	$0.001	$1.000	$0.001
Shares outstanding	53,037,514	102,720,601	27,472,895
Net asset value and redemption price per share	$11.58	$21.94	$18.34
Class S:
Net assets	$7,933,112	$480,529,350	$122,285,691
Shares authorized	500,000,000	unlimited	100,000,000
Par value	$0.001	$1.000	$0.001
Shares outstanding	689,555	22,071,149	6,758,763
Net asset value and redemption price per share	$11.50	$21.77	$18.09
Class S2:
Net assets	n/a	$5,087	$49,636
Shares authorized	n/a	unlimited	100,000,000
Par value	n/a	$1.000	$0.001
Shares outstanding	n/a	236	2,751
Net asset value and redemption price per share	n/a	$21.52	$18.04

See Accompanying Notes to Financial Statements
19

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING Intermediate Bond Portfolio	ING Money Market Portfolio	ING BlackRock Science and Technology Opportunities Portfolio
ASSETS:
Investments in securities at value+*	$2,703,761,087	$—	$388,384,956
Short-term investments at value**	52,987,668	597,605	21,567,413
Short-term investments at amortized cost	—	832,669,564	—
Repurchase agreements	—	240,855,000	—
Cash	5,603,560	551	—
Cash collateral for futures	2,398,134	—	—
Derivatives collateral, at value (Note 2)	3,514,000	—	—
Foreign currencies at value***	1,392,232	—	695,896
Receivables:
Investment securities sold	9,920,592	—	—
Investment securities sold on a delayed-delivery or when-issued basis	143,893,058	—	—
Fund shares sold	13,062,217	3,635	682
Dividends and interest	29,244,163	595,132	78,470
Unrealized appreciation on forward foreign currency contracts	—	—	126,112
Upfront payments made on swap agreements	2,245,812	—	—
Unrealized appreciation on swap agreements	62,616	—	—
Prepaid expenses	48,571	25,535	8,040
Total assets	2,968,133,710	1,074,747,022	410,861,569
LIABILITIES:
Payable for investment securities purchased	36,130,753	—	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	386,018,141	—	—
Payable for fund shares redeemed	5,524,400	3,248,467	1,476,945
Payable for derivatives collateral, at value (Note 2)	410,000	—	—
Payable upon receipt of securities loaned	9,829,180	747,006	7,302,409
Unrealized depreciation on forward foreign currency contracts	6,392,110	—	59,601
Upfront payments received on swap agreements	2,512,996	—	—
Unrealized depreciation on swap agreements	5,328,312	—	—
Payable to affiliates	1,240,957	280,199	400,721
Payable for directors fees	12,752	5,987	1,716
Other accrued expenses and liabilities	404,508	205,132	58,035
Total liabilities	453,804,109	4,486,791	9,299,427
NET ASSETS	$2,514,329,601	$1,070,260,231	$401,562,142
NET ASSETS WERE COMPRISED OF:
Paid-in capital	$2,842,373,224	$1,070,443,676	$333,930,354
Undistributed (distributions in excess of) net investment income/accumulated net investment loss	7,614,810	—	(66,455)
Accumulated net realized loss	(407,347,887)	(34,044)	(29,726,232)
Net unrealized appreciation or depreciation	71,689,454	(149,401)	97,424,475
NET ASSETS	$2,514,329,601	$1,070,260,231	$401,562,142
+ Including securities loaned at value	$9,665,366	$—	$7,049,598
* Cost of investments in securities	$2,618,197,207	$—	$291,010,051
** Cost of short-term investments	$54,829,180	$747,006	$21,646,773
*** Cost of foreign currencies	$1,389,148	$—	$636,451

See Accompanying Notes to Financial Statements
20

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

	ING Intermediate Bond Portfolio	ING Money Market Portfolio	ING BlackRock Science and Technology Opportunities Portfolio
Class ADV:
Net assets	$4,314,975	n/a	$5,608,701
Shares authorized	unlimited	n/a	100,000,000
Par value	$1.000	n/a	$0.001
Shares outstanding	358,289	n/a	962,088
Net asset value and redemption price per share	$12.04	n/a	$5.83
Class I:
Net assets	$1,217,279,965	$1,069,947,193	$121,442,851
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	100,873,734	1,069,798,389	20,436,830
Net asset value and redemption price per share	$12.07	$1.00	$5.94
Class S:
Net assets	$1,292,731,302	$313,038	$274,470,844
Shares authorized	unlimited	unlimited	100,000,000
Par value	$1.000	$1.000	$0.001
Shares outstanding	107,637,360	313,015	46,813,963
Net asset value and redemption price per share	$12.01	$1.00	$5.86
Class S2:
Net assets	$3,359	n/a	$39,746
Shares authorized	unlimited	n/a	100,000,000
Par value	$1.000	n/a	$0.001
Shares outstanding	278	n/a	6,798
Net asset value and redemption price per share	$12.08	n/a	$5.85

See Accompanying Notes to Financial Statements
21

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING Balanced Portfolio	ING Growth and Income Portfolio	ING Small Company Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$7,667,475	$43,030,168	$7,241,779
Interest, net of foreign taxes withheld*	11,528,260	30	398
Securities lending income, net	63,311	43,685	74,006
Total investment income	19,259,046	43,073,883	7,316,183
EXPENSES:
Investment management fees	3,112,916	12,509,222	4,051,441
Distribution and service fees:
Class ADV	—	10,930	4,522
Class S	19,859	1,151,631	217,984
Class S2	6	22	109
Transfer agent fees	753	8,503	756
Administrative service fees	342,410	1,375,973	297,097
Shareholder reporting expense	53,160	136,081	25,274
Professional fees	96,144	149,928	34,750
Custody and accounting expense	200,479	495,590	66,825
Directors fees	30,909	148,735	22,701
Miscellaneous expense	38,659	169,613	36,646
Interest expense	2,391	3,287	346
Total expenses	3,897,686	16,159,515	4,758,451
Net waived and reimbursed fees	(17,089)	(43,057)	(8,881)
Net expenses	3,880,597	16,116,458	4,749,570
Net investment income	15,378,449	26,957,425	2,566,613
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	74,555,219	277,163,301	78,068,411
Foreign currency related transactions	(330,614)	(3,248)	—
Futures	786,874	2,849,405	—
Swaps	(149,841)	—	—
Written options	466,371	—	—
Net realized gain	75,328,009	280,009,458	78,068,411
Net change in unrealized appreciation or depreciation on:
Investments	(7,605,632)	41,876,840	45,929,479
Foreign currency related transactions	(54,297)	(3,545)	—
Futures	(337,122)	(240,734)	—
Swaps	(495,547)	—	—
Written options	199,147	—	—
Net change in unrealized appreciation or depreciation	(8,293,451)	41,632,561	45,929,479
Net realized and unrealized gain	67,034,558	321,642,019	123,997,890
Increase in net assets resulting from operations	$82,413,007	$348,599,444	$126,564,503
* Foreign taxes withheld	$212,951	$447,995	$2,441
(1) Dividends from affiliates	$37,187	$83,265	$17,121

See Accompanying Notes to Financial Statements
22

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING Intermediate Bond Portfolio	ING Money Market Portfolio	ING BlackRock Science and Technology Opportunities Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$454,673	$—	$2,883,192
Interest, net of foreign taxes withheld*	137,787,238	3,990,858	1,831
Securities lending income, net	99,230	—	31,819
Total investment income	138,341,141	3,990,858	2,916,842
EXPENSES:
Investment management fees	10,201,809	2,991,847	3,261,318
Distribution and service fees:
Class ADV	3,778	—	8,284
Class S	3,295,392	449	591,130
Class S2	17	—	50
Transfer agent fees	5,038	1,381	668
Administrative service fees	1,402,703	658,186	188,807
Shareholder reporting expense	166,025	51,221	16,801
Professional fees	196,953	54,230	29,840
Custody and accounting expense	402,190	130,177	62,619
Directors fees	144,661	62,073	14,154
Miscellaneous expense	204,590	76,563	22,364
Interest expense	3,839	—	686
Total expenses	16,026,995	4,026,127	4,196,721
Net waived and reimbursed fees	(24,988)	(314,136)	(10)
Net expenses	16,002,007	3,711,991	4,196,711
Net investment income (loss)	122,339,134	278,867	(1,279,869)
REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	70,006,035	210,645	22,540,560
Foreign currency related transactions	(8,396,923)	—	(1,058,197)
Futures	(3,583,064)	—	—
Swaps	(4,321,617)	—	—
Written options	2,267,173	—	—
Net realized gain	55,971,604	210,645	21,482,363
Net change in unrealized appreciation or depreciation on:
Investments	71,352,490	—	37,767,579
Foreign currency related transactions	(6,804,550)	—	(177,257)
Futures	(4,271,889)	—	—
Swaps	(3,774,758)	—	—
Net change in unrealized appreciation or depreciation	56,501,293	—	37,590,322
Net realized and unrealized gain	112,472,897	210,645	59,072,685
Increase in net assets resulting from operations	$234,812,031	$489,512	$57,792,816
* Foreign taxes withheld	$3,231	$—	$97,984
(1) Dividends from affiliates	$55,750	$—	$2,090

See Accompanying Notes to Financial Statements
23

STATEMENTS OF CHANGES IN NET ASSETS

	ING Balanced Portfolio		ING Growth and Income Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$15,378,449	$15,275,573	$26,957,425	$33,198,999
Net realized gain (loss)	75,328,009	(76,149,640)	280,009,458	(47,564,144)
Net change in unrealized appreciation or depreciation	(8,293,451)	168,234,494	41,632,561	600,589,394
Increase in net assets resulting from operations	82,413,007	107,360,427	348,599,444	586,224,249
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	—	(24)	(50,616)	(12,868)
Class I	(17,430,470)	(27,411,197)	(23,102,823)	(27,834,564)
Class S	(209,221)	(285,533)	(3,810,949)	(5,611,654)
Class S2	—	(164)	(37)	(21)
Total distributions	(17,639,691)	(27,696,918)	(26,964,425)	(33,459,107)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	4,763,613	17,370,766	108,981,973	232,270,324
Proceeds from shares issued in merger (Note 14)	—	—	133,730,864	169,747,571
Reinvestment of distributions	17,639,691	27,696,730	26,946,348	33,439,582
	22,403,304	45,067,496	269,659,185	435,457,477
Cost of shares redeemed	(103,467,259)	(95,745,942)	(424,150,059)	(328,028,775)
Net increase (decrease) in net assets resulting from capital share transactions	(81,063,955)	(50,678,446)	(154,490,874)	107,428,702
Net increase (decrease) in net assets	(16,290,639)	28,985,063	167,144,145	660,193,844
NET ASSETS:
Beginning of year	638,484,662	609,499,599	2,573,221,775	1,913,027,931
End of year	$622,194,023	$638,484,662	$2,740,365,920	$2,573,221,775
Undistributed net investment income at end of year	$16,455,621	$17,032,817	$9,058	$—

See Accompanying Notes to Financial Statements
24

STATEMENTS OF CHANGES IN NET ASSETS

	ING Small Company Portfolio		ING Intermediate Bond Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$2,566,613	$3,187,842	$122,339,134	$125,593,975
Net realized gain (loss)	78,068,411	(63,907,060)	55,971,604	(266,342,197)
Net change in unrealized appreciation or depreciation	45,929,479	200,263,455	56,501,293	444,410,693
Increase in net assets resulting from operations	126,564,503	139,544,237	234,812,031	303,662,471
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(343)	(21)	(208,636)	(54)
Class I	(2,439,964)	(3,140,359)	(60,836,973)	(81,850,494)
Class S	(298,881)	(330,410)	(61,395,211)	(75,398,390)
Class S2	(16)	(26)	(163)	(213)
Total distributions	(2,739,204)	(3,470,816)	(122,440,983)	(157,249,151)
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	93,100,818	163,340,263	271,722,100	368,789,890
Proceeds from shares issued in merger (Note 14)	39,171,474	—	—	—
Reinvestment of distributions	2,739,166	3,470,762	122,418,062	157,218,648
	135,011,458	166,811,025	394,140,162	526,008,538
Cost of shares redeemed	(146,270,085)	(251,517,739)	(508,433,813)	(1,113,574,605)
Net decrease in net assets resulting from capital share transactions	(11,258,627)	(84,706,714)	(114,293,651)	(587,566,067)
Net increase (decrease) in net assets	112,566,672	51,366,707	(1,922,603)	(441,152,747)
NET ASSETS:
Beginning of year	516,760,823	465,394,116	2,516,252,204	2,957,404,951
End of year	$629,327,495	$516,760,823	$2,514,329,601	$2,516,252,204
Undistributed net investment income at end of year	$2,207,911	$2,738,722	$7,614,810	$303,718

See Accompanying Notes to Financial Statements
25

STATEMENTS OF CHANGES IN NET ASSETS

	ING Money Market Portfolio		ING BlackRock Science and Technology Opportunities Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income (loss)	$278,867	$4,033,241	$(1,279,869)	$(712,173)
Net realized gain (loss)	210,645	1,060,979	21,482,363	(16,152,304)
Net change in unrealized appreciation or depreciation	—	—	37,590,322	115,546,601
Increase in net assets resulting from operations	489,512	5,094,220	57,792,816	98,682,124
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(490,254)	(4,611,290)	—	—
Class S	(1)	—	—	—
Net realized gains:
Class I	—	(674,273)	—	—
Class S	—	—	—	—
Return of capital:
Class I	(2,509,972)	—	—	—
Class S	—	—	—	—
Total distributions	(3,000,227)	(5,285,563)	—	—
FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	78,344,418	83,164,700	96,792,335	128,558,035
Reinvestment of distributions	3,000,227	5,285,563	—	—
	81,344,645	88,450,263	96,792,335	128,558,035
Cost of shares redeemed	(337,002,648)	(558,662,896)	(83,946,139)	(41,766,442)
Net increase (decrease) in net assets resulting from capital share transactions	(255,658,003)	(470,212,633)	12,846,196	86,791,593
Net increase (decrease) in net assets	(258,168,718)	(470,403,976)	70,639,012	185,473,717
NET ASSETS:
Beginning of year	1,328,428,949	1,798,832,925	330,923,130	145,449,413
End of year	$1,070,260,231	$1,328,428,949	$401,562,142	$330,923,130
Undistributed (distributions in excess of) net investment income/accumulated net investment loss at end of year	$—	$—	$(66,455)	$(283,187)

See Accompanying Notes to Financial Statements
26

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)
ING Balanced Portfolio
Class I
12-31-10	10.42	0.27	•	1.19	1.46	0.30	—	—	0.30	11.58
12-31-09	9.18	0.24	•	1.43	1.67	0.43	—	—	0.43	10.42
12-31-08	14.45	0.40		(4.07)	(3.67)	0.45	1.15	—	1.60	9.18
12-31-07	14.65	0.39	•	0.38	0.77	0.39	0.58	—	0.97	14.45
12-31-06	13.64	0.34	•	1.00	1.34	0.33	—	—	0.33	14.65
Class S
12-31-10	10.36	0.24		1.18	1.42	0.28	—	—	0.28	11.50
12-31-09	9.12	0.21	•	1.43	1.64	0.40	—	—	0.40	10.36
12-31-08	14.36	0.34		(4.02)	(3.68)	0.41	1.15	—	1.56	9.12
12-31-07	14.57	0.35	•	0.38	0.73	0.36	0.58	—	0.94	14.36
12-31-06	13.58	0.32	•	0.97	1.29	0.30	—	—	0.30	14.57
ING Growth and Income Portfolio
Class ADV
12-31-10	19.31	0.15	•	2.47	2.62	0.19	—	—	0.19	21.74
12-31-09	15.04	0.18	•	4.29	4.47	0.20	—	—	0.20	19.31
12-31-08	24.61	0.23	•	(9.58)	(9.35)	0.22	—	—	0.22	15.04
12-31-07	23.38	0.72	•	0.84	1.56	0.33	—	—	0.33	24.61
12-20-06(4)-12-31-06	23.70	0.01	•	(0.06)	(0.05)	0.27	—	—	0.27	23.38
Class I
12-31-10	19.42	0.22		2.53	2.75	0.23	—	—	0.23	21.94
12-31-09	15.11	0.27	•	4.30	4.57	0.26	—	—	0.26	19.42
12-31-08	24.76	0.36		(9.69)	(9.33)	0.32	—	—	0.32	15.11
12-31-07	23.38	0.33	•	1.40	1.73	0.35	—	—	0.35	24.76
12-31-06	20.71	0.25	•	2.69	2.94	0.27	—	—	0.27	23.38
Class S
12-31-10	19.28	0.18		2.48	2.66	0.17	—	—	0.17	21.77
12-31-09	15.00	0.19		4.32	4.51	0.23	—	—	0.23	19.28
12-31-08	24.63	0.25	•	(9.58)	(9.33)	0.30	—	—	0.30	15.00
12-31-07	23.30	0.37	•	1.29	1.66	0.33	—	—	0.33	24.63
12-31-06	20.69	0.20	•	2.64	2.84	0.23	—	—	0.23	23.30
Class S2
12-31-10	19.26	0.14		2.28	2.42	0.16	—	—	0.16	21.52
02-27-09(4)-12-31-09	12.69	(0.06	)•	6.72	6.66	0.09	—	—	0.09	19.26
ING Small Company Portfolio
Class ADV
12-31-10	14.60	0.04	•	3.42	3.46	0.08	—	—	0.08	17.98
12-31-09	11.58	0.08	•	3.02	3.10	0.08	—	—	0.08	14.60
12-16-08(4)-12-31-08	11.13	0.00	*•	0.45	0.45	—	—	—	—	11.58
Class I
12-31-10	14.82	0.09		3.52	3.61	0.09	—	—	0.09	18.34
12-31-09	11.70	0.09		3.11	3.20	0.08	—	—	0.08	14.82
12-31-08	19.56	0.11	•	(5.52)	(5.41)	0.18	2.27	—	2.45	11.70
12-31-07	21.70	0.24	•	0.99	1.23	0.04	3.33	—	3.37	19.56
12-31-06	21.65	0.05		3.46	3.51	0.09	3.37	—	3.46	21.70
Class S
12-31-10	14.64	0.04		3.47	3.51	0.06	—	—	0.06	18.09
12-31-09	11.57	0.05	•	3.09	3.14	0.07	—	—	0.07	14.64
12-31-08	19.39	0.09	•	(5.50)	(5.41)	0.14	2.27	—	2.41	11.57
12-31-07	21.54	0.18	•	1.00	1.18	—	3.33	—	3.33	19.39
12-31-06	21.59	(0.05	)•	3.41	3.36	0.04	3.37	—	3.41	21.54
Class S2
12-31-10	14.61	0.06	•	3.42	3.48	0.05	—	—	0.05	18.04
02-27-09(4)-12-31-09	9.27	0.03	•	5.39	5.42	0.08	—	—	0.08	14.61

			Ratios to average net assets							Supplemental data
	Total Return(1)		Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	(%)		(%)	(%)		(%)		(%)		($000's)	(%)
ING Balanced Portfolio
Class I
12-31-10	14.22		0.62	0.62	†	0.62	†	2.47	†	614,261	328
12-31-09	19.23		0.63	0.63	†	0.63	†	2.55	†	631,106	337
12-31-08	(28.10)		0.62	0.62	†	0.62	†	2.97	†	602,815	294
12-31-07	5.57		0.60	0.60	†	0.60	†	2.68	†	1,046,498	257
12-31-06	9.99		0.60	0.60	†	0.60	†	2.44	†	1,183,928	236
Class S
12-31-10	13.87		0.87	0.87	†	0.87	†	2.22	†	7,933	328
12-31-09	18.94		0.88	0.88	†	0.88	†	2.30	†	7,374	337
12-31-08	(28.28)		0.87	0.87	†	0.87	†	2.73	†	6,684	294
12-31-07	5.31		0.85	0.85	†	0.85	†	2.43	†	10,281	257
12-31-06	9.62		0.85	0.85	†	0.85	†	2.29	†	10,683	236
ING Growth and Income Portfolio
Class ADV
12-31-10	13.55		1.10	1.10	†	1.10	†	0.77	†	6,037	117
12-31-09	29.69		1.11	1.11	†	1.11	†	1.10	†	1,302	104
12-31-08	(37.94	)(a)	1.10	1.10	†	1.10	†	1.14	†	791	169
12-31-07	6.66		1.09	1.09	†	1.09	†	2.95	†	1,211	146
12-20-06(4)-12-31-06	(0.23)		1.09	1.09	†	1.09	†	1.08	†	1	103
Class I
12-31-10	14.14		0.60	0.60	†	0.60	†	1.12	†	2,253,794	117
12-31-09	30.24		0.61	0.61	†	0.61	†	1.60	†	2,090,019	104
12-31-08	(37.63	)(a)	0.60	0.60	†	0.60	†	1.64	†	1,622,085	169
12-31-07	7.40		0.59	0.59	†	0.59	†	1.32	†	2,796,115	146
12-31-06	14.20		0.59	0.59	†	0.59	†	1.15	†	3,098,120	103
Class S
12-31-10	13.81		0.85	0.85	†	0.85	†	0.87	†	480,529	117
12-31-09	30.03		0.86	0.86	†	0.86	†	1.34	†	481,897	104
12-31-08	(37.82	)(a)	0.85	0.85	†	0.85	†	1.44	†	290,152	169
12-31-07	7.13		0.84	0.84	†	0.84	†	1.50	†	25,169	146
12-31-06	13.72		0.84	0.84	†	0.84	†	0.94	†	4,758	103
Class S2
12-31-10	12.55		1.10	1.00	†	1.00	†	0.72	†	5	117
02-27-09(4)-12-31-09	52.46		1.11	1.01	†	1.01	†	(0.39	)†	5	104
ING Small Company Portfolio
Class ADV
12-31-10	23.75		1.34	1.34	†	1.34	†	0.25	†	3,253	86
12-31-09	26.96		1.36	1.36	†	1.36	†	0.67	†	36	128
12-16-08(4)-12-31-08	4.04		1.35	1.35	†	1.35	†	0.65	†	3	145
Class I
12-31-10	24.38		0.84	0.84	†	0.84	†	0.51	†	503,739	86
12-31-09	27.56		0.86	0.86	†	0.86	†	0.67	†	437,930	128
12-31-08	(31.05)		0.85	0.85	†	0.85	†	0.71	†	420,626	145
12-31-07	5.90		0.84	0.84	†	0.84	†	1.16	†	603,492	106
12-31-06	16.79		0.85	0.85	†	0.85	†	0.26	†	512,446	83
Class S
12-31-10	24.00		1.09	1.09	†	1.09	†	0.29	†	122,286	86
12-31-09	27.33		1.11	1.11	†	1.11	†	0.43	†	78,790	128
12-31-08	(31.28)		1.10	1.10	†	1.10	†	0.71	†	44,764	145
12-31-07	5.68		1.09	1.09	†	1.09	†	0.90	†	2,890	106
12-31-06	16.07		1.10	1.10	†	1.10	†	(0.24	)†	2,162	83
Class S2
12-31-10	23.85		1.34	1.24	†	1.24	†	0.40	†	50	86
02-27-09(4)-12-31-09	58.73		1.36	1.26	†	1.26	†	0.27	†	5	128

See Accompanying Notes to Financial Statements
27

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions
	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Net asset value, end of year or period

Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)
ING Intermediate Bond Portfolio
Class ADV
12-31-10	11.62	0.57	•	0.48	1.05	0.63		—	—	0.63		12.04
12-31-09	11.12	0.47		0.76	1.23	0.73		—	—	0.73		11.62
12-31-08	13.23	0.58		(1.77)	(1.19)	0.62		0.30	—	0.92		11.12
12-31-07	12.96	0.63		0.09	0.72	0.45		—	—	0.45		13.23
12-20-06(4)-12-31-06	13.53	0.02		(0.06)	(0.04)	0.53		—	—	0.53		12.96
Class I
12-31-10	11.57	0.61	•	0.53	1.14	0.64		—	—	0.64		12.07
12-31-09	11.08	0.53	•	0.75	1.28	0.79		—	—	0.79		11.57
12-31-08	13.22	0.64	•	(1.73)	(1.09)	0.75		0.30	—	1.05		11.08
12-31-07	12.96	0.69	•	0.08	0.77	0.51		—	—	0.51		13.22
12-31-06	12.97	0.65	•	(0.12)	0.53	0.54		—	—	0.54		12.96
Class S
12-31-10	11.52	0.57	•	0.52	1.09	0.60		—	—	0.60		12.01
12-31-09	11.00	0.50	•	0.75	1.25	0.73		—	—	0.73		11.52
12-31-08	13.14	0.60	•	(1.72)	(1.12)	0.72		0.30	—	1.02		11.00
12-31-07	12.89	0.65	•	0.08	0.73	0.48		—	—	0.48		13.14
12-31-06	12.91	0.61	•	(0.12)	0.49	0.51		—	—	0.51		12.89
Class S2
12-31-10	11.59	0.55	•	0.53	1.08	0.59		—	—	0.59		12.08
02-27-09(4)-12-31-09	10.79	0.42	•	1.15	1.57	0.77		—	—	0.77		11.59
ING Money Market Portfolio(b)
Class I
12-31-10	1.00	0.00	*	0.00 *	0.00 *	0.00	*	—	0.00 *	0.00	*	1.00
12-31-09	1.00	0.00	*	0.00 *	0.00 *	0.00	*	0.00 *	—	0.00	*	1.00
12-31-08	1.05	0.02		0.00	0.02	0.07		—	—	0.07		1.00
12-31-07	1.04	0.05		(0.00)	0.05	0.04		—	—	0.04		1.05
12-31-06	1.02	0.05		0.00	0.05	0.03		—	—	0.03		1.04
Class S
03-15-10(4)-12-31-10	1.00	0.00	*	0.00 *	0.00 *	0.00	*	—	—	0.00	*	1.00
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV
12-31-10	4.94	(0.03	)•	0.92	0.89	—		—	—	—		5.83
12-31-09	3.25	(0.02)		1.71	1.69	—		—	—	—		4.94
12-16-08(4)-12-31-08	3.29	(0.01)		(0.03)	(0.04)	—		—	—	—		3.25
Class I
12-31-10	5.01	(0.01)		0.94	0.93	—		—	—	—		5.94
12-31-09	3.28	(0.01)		1.74	1.73	—		—	—	—		5.01
12-31-08	5.45	0.00	*	(2.17)	(2.17)	—		—	—	—		3.28
12-31-07	4.58	(0.01)		0.88	0.87	—		—	—	—		5.45
12-31-06	4.27	(0.01)		0.32	0.31	—		—	—	—		4.58
Class S
12-31-10	4.96	(0.02)		0.92	0.90	—		—	—	—		5.86
12-31-09	3.25	(0.02)		1.73	1.71	—		—	—	—		4.96
12-31-08	5.42	(0.01)		(2.16)	(2.17)	—		—	—	—		3.25
12-31-07	4.56	(0.02)		0.88	0.86	—		—	—	—		5.42
12-31-06	4.27	(0.02)		0.31	0.29	—		—	—	—		4.56
Class S2
12-31-10	4.95	(0.03	)•	0.93	0.90	—		—	—	—		5.85
02-27-09(4)-12-31-09	3.01	(0.02	)•	1.96	1.94	—		—	—	—		4.95

		Ratios to average net assets							Supplemental data
	Total Return(1)	Expenses before reductions/additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	(%)	(%)	(%)		(%)		(%)		($000's)	(%)
ING Intermediate Bond Portfolio
Class ADV
12-31-10	9.01	1.00	1.00	†	1.00	†	4.56	†	4,315	438
12-31-09	11.08	1.01	1.01	†	1.01	†	4.08	†	1	692
12-31-08	(9.16)	1.01	1.00	†	1.00	†	4.58	†	1	666
12-31-07	5.60 (a)	0.99	0.99	†	0.99	†	4.77	†	1	438
12-20-06(4)-12-31-06	(0.30)	0.99	0.99	†	0.99	†	6.82	†	1	390
Class I
12-31-10	9.84	0.50	0.50	†	0.50	†	4.93	†	1,217,280	438
12-31-09	11.57	0.51	0.51	†	0.51	†	4.62	†	1,236,593	692
12-31-08	(8.41)	0.51	0.50	†	0.50	†	5.05	†	1,803,886	666
12-31-07	5.95 (a)	0.49	0.49	†	0.49	†	5.19	†	2,267,008	438
12-31-06	4.06	0.49	0.49	†	0.49	†	4.97	†	1,909,376	390
Class S
12-31-10	9.51	0.75	0.75	†	0.75	†	4.67	†	1,292,731	438
12-31-09	11.38	0.76	0.76	†	0.76	†	4.41	†	1,279,655	692
12-31-08	(8.73)	0.76	0.75	†	0.75	†	4.82	†	1,153,518	666
12-31-07	5.70 (a)	0.74	0.74	†	0.74	†	4.92	†	1,079,662	438
12-31-06	3.77	0.74	0.74	†	0.74	†	4.69	†	620,849	390
Class S2
12-31-10	9.29	1.00	0.90	†	0.90	†	4.50	†	3	438
02-27-09(4)-12-31-09	14.59	1.01	0.91	†	0.91	†	4.31	†	3	692
ING Money Market Portfolio(b)
Class I
12-31-10	0.24	0.34	0.31	†	0.31	†	0.02	†	1,069,947	—
12-31-09	0.33	0.37	0.37		0.37		0.25		1,328,429	—
12-31-08	2.67	0.35	0.35		0.35		2.66		1,798,833	—
12-31-07	5.13	0.33	0.33		0.33		5.03		1,711,139	—
12-31-06	4.88	0.34	0.34		0.34		4.79		1,355,850	—
Class S
03-15-10(4)-12-31-10	0.00	0.59	0.36	†	0.36	†	0.00	†	313	—
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV
12-31-10	18.02	1.55	1.55		1.55		(0.66)		5,609	52
12-31-09	52.00	1.57	1.55		1.55		(0.92)		54	74
12-16-08(4)-12-31-08	(1.22)	1.58	1.56		1.56		(2.08)		3	137
Class I
12-31-10	18.56	1.05	1.05		1.05		(0.20)		121,443	52
12-31-09	52.74	1.07	1.05		1.05		(0.13)		100,726	74
12-31-08	(39.82)	1.08	1.06		1.06		0.09		55,899	137
12-31-07	19.00	1.08	1.08		1.08		(0.24)		97,943	84
12-31-06	7.26	1.08	1.08		1.08		(0.29)		81,599	129
Class S
12-31-10	18.15	1.30	1.30		1.30		(0.45)		274,471	52
12-31-09	52.62	1.32	1.30		1.30		(0.41)		230,138	74
12-31-08	(40.04)	1.33	1.31		1.31		(0.02)		89,548	137
12-31-07	18.86	1.33	1.33		1.33		(0.50)		1,140	84
12-31-06	6.79	1.33	1.33		1.33		(0.51)		551	129
Class S2
12-31-10	18.18	1.55	1.45		1.45		(0.51)		40	52
02-27-09(4)-12-31-09	64.45	1.57	1.45		1.45		(0.56)		5	74

See Accompanying Notes to Financial Statements
28

FINANCIAL HIGHLIGHTS (CONTINUED)

(1)  Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)  Annualized for periods less than one year.

(3)  Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)  Commencement of operations.

*  Amount is less than $0.005 or more than $(0.005).

•  Calculated using average number of shares outstanding throughout the period.

†  Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio (Note 4).

(a)  There was no impact on total return by the affiliate payment.

(b)  NAV and per share amounts have been restated to reflect the stock split that occurred on October 7, 2008. Effective October 7, 2008, the Portfolio converted to a stable share price of $1.00 per share. In connection with this change, the Portfolio utilized a stock split and distributed additional shares to its shareholders (adjustment factor: 12.926 shares to 1 share) such that each shareholder's proportionate interest and aggregate value of investment in the Portfolio remained the same.

See Accompanying Notes to Financial Statements
29

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010

NOTE 1 — ORGANIZATION

Organization. The ING Variable Product Funds are comprised of ING Balanced Portfolio, Inc., ING Variable Funds, ING Variable Portfolios, Inc., ING Intermediate Bond Portfolio, and ING Money Market Portfolio (collectively, "Registrants"), all of which are open-end investment management companies registered under the Investment Company Act of 1940, as amended ("1940 Act" or "Act").

ING Balanced Portfolio, Inc. is a company incorporated under the laws of Maryland on December 14, 1988 with one diversified series, ING Balanced Portfolio ("Balanced"). ING Variable Funds is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, ING Growth and Income Portfolio ("Growth and Income"). ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996 and has eighteen separate active diversified and non-diversified series. The two diversified series that are in this report are: ING Small Company Portfolio ("Small Company"), and ING BlackRock Science and Technology Opportunities Portfolio ("Science and Technology Opportunities"). ING Intermediate Bond Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, ING Intermediate Bond Portfolio ("Intermediate Bond"). ING Money Market Portfolio is a business trust formed under the laws of Massachusetts on January 25, 1984 with one diversified series, ING Money Market Portfolio ("Money Market"). Each of the portfolios is a "Portfolio" and collectively, they are the "Portfolios".

Each Portfolio offers at least two of the following classes of shares: Adviser ("ADV") Class, Class I, Class S and Service 2 Class (Class "S2") shares. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a portfolio or a class are charged directly to that portfolio or class. Other operating expenses shared by several portfolios are generally allocated among those portfolios based on average net assets. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Shares of the Portfolios may be offered to separate accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies. Shares may also be offered to qualified pension and retirement plans outside the variable contract and to certain investment advisers and their affiliates. Class I shares may be made available to other investment companies, including series of the companies under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on each Portfolio's behalf.

ING Investments, LLC serves as the investment adviser ("ING Investments" or the "Investment Adviser") to the Portfolios. ING Investment Management Co. ("ING IM") serves as the sub-adviser to each of the Portfolios except Science and Technology Opportunities. ING Funds Services, LLC serves as the administrator ("IFS" or the "Administrator") for the Portfolios. ING Investments Distributor, LLC ("IID" or the "Distributor") serves as the principal underwriter to the Portfolios.

The Investment Adviser, ING IM, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. ("ING Groep"). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Portfolios and potential termination of the Portfolios' existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A.  Security Valuation. All investments in securities are recorded at their estimated fair value, as described

30

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies are valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined in the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios' Board of Directors/Trustees ("Board"), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value ("NAV") may also be valued at their fair values as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with valuation procedures of the Portfolios (the "Valuation Procedures") which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies' securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange ("NYSE") is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio's NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio's assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio's NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio's NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio's valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security's fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable

31

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio's NAV.

Money Market uses the amortized cost method to value its portfolio securities, which approximates fair value. The amortized cost method involves valuing a security at its cost and amortizing any discount or premium over the period until maturity, regardless of the impact of fluctuating interest rates or the fair value of the security.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as "Level 1," inputs other than quoted prices for an asset or liability that are observable are classified as "Level 2" and unobservable inputs, including the adviser's or sub-adviser's, judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as "Level 3." The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios' investments under these levels of classification is included following the Summary Portfolios of Investments.

For the year ended December 31, 2010, there have been no significant changes to the fair valuation methodologies.

B.  Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C.  Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)  Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)  Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities' current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized

32

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D.  Risk Exposures and the use of Derivative Instruments. Certain Portfolios' investment strategies permit the Portfolios to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, a Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow a Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. A Portfolio's use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because a Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

Counterparty Credit Risk and Credit Related Contingent Features. Certain derivative positions are subject to counterparty credit risk, which is the risk that the

33

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

counterparty will not fulfill its obligation to a Portfolio. Each Portfolio's derivative counterparties are financial institutions who are subject to market conditions that may weaken their financial position. A Portfolio intends to enter into financial transactions with counterparties that they believe to be creditworthy at the time of the transaction. To reduce this risk, a Portfolio has entered into master netting arrangements, established within each Portfolio's International Swap and Derivatives Association, Inc. Master Agreements ("Master Agreements"). These agreements are with select counterparties and they govern transactions, including certain over-the-counter ("OTC") derivative and forward foreign currency contracts, entered into by a Portfolio and the counterparty. The Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable Master Agreement.

A Portfolio may also enter into collateral agreements with certain counterparties to further mitigate counterparty risk on OTC derivative and forward foreign currency contracts. Subject to established minimum levels, collateral is generally determined based on the net aggregate unrealized gain or loss on contracts with a certain counterparty. Collateral pledged to or from a Portfolio is held in a segregated account by a third-party agent and can be in the form of cash or debt securities issued by the U.S. government or related agencies.

As of December 31, 2010, the maximum amount of loss that Balanced, Intermediate Bond, and Science and Technology Opportunities would incur if the counterparties to its derivative transactions failed to perform would be $2,773,221, $1,903,428 and $126,112, respectively, which represents the gross payments to be received by the Portfolios on open credit default swaps, interest rate swaps and forward foreign currency transactions were they to be unwound as of December 31, 2010. To reduce the risk of loss, Intermediate Bond has received $410,000 in cash collateral from various counterparties.

Each Portfolio has credit related contingent features that if triggered would allow its derivative counterparties to close out and demand payment or additional collateral to cover their exposure from a Portfolio. Credit related contingent features are established between each Portfolio and their derivatives counterparties to reduce the risk that a Portfolio will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in a Portfolio's net assets and or a percentage decrease in a Portfolio's NAV, which could cause a Portfolio to accelerate payment of any net liability owed to the counterparty. The contingent features are established within each Portfolio's Master Agreements.

As of December 31, 2010, Balanced, Intermediate Bond, and Science and Technology Opportunities had a net liability position of $3,440,166, $13,828,418 and $59,601, respectively, on open credit default swaps, interest rate swaps and forward foreign currency contracts with credit related contingent features. If a contingent feature would have been triggered as of December 31, 2010, the Portfolio's could have been required to pay this amount in cash to its counterparties. As of December 31, 2010, Balanced and Intermediate Bond have posted $980,000 and $3,514,000, respectively, for open OTC derivative transactions with their respective counterparties.

E.  Forward Foreign Currency Transactions and Futures Contracts. Certain Portfolios may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon future date. A Portfolio either enters into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or uses forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

During the year ended December 31, 2010, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Balanced*	$68,370,586	$43,763,090
Intermediate Bond*	11,772,738	105,802,348
Science and Technology Opportunities**	1,953,781	12,639,796

*  For the year ended December 31, 2010, Balanced and Intermediate used forward foreign currency contracts to protect

34

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

its non-U.S. dollar denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the tables following the Summary Portfolio of Investments for each respective Portfolio for open forward foreign currency contract at December 31, 2010.

**  For the year ended December 31, 2010, Science and Technology Opportunities used forward foreign currency contracts primarily to protect its non-U.S. dollar denominated holdings from adverse currency movements. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contracts at December 31, 2010.

Each Portfolio, with the exception of Money Market, may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. A Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when each Portfolio's assets are valued.

Upon entering into a futures contract, a Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by a Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Portfolio's Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in the Statements of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statements of Operations. Realized gains (losses) are reported in the Statements of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2010, Balanced and Intermediate Bond have purchased and sold futures contracts on various equity indices (Balanced only), bonds, and notes. Balanced purchased equity futures to increase exposure to equity risk. Both Balanced and Intermediate Bond purchased and sold futures on bonds and notes as part of their duration management. Growth and Income entered into equity futures to increase exposure to equity risk. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where a Portfolio is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of a Portfolio's securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange's clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default. During the year ended December 31, 2010, the following Portfolios had average notional values on futures contracts purchased and sold as disclosed below:

	Purchased	Sold
Balanced	$61,155,649	$56,534,495
Growth and Income	13,420,958	—
Intermediate Bond	280,201,095	584,715,766

F.  Options Contracts. Certain Portolios may write call and put options on futures, swaps ("swaptions"), securities, commodities or foreign currencies it owns or in which it may invest. Writing put options tends to increase the Portfolios exposure to the underlying instrument. Writing call options tends to decrease the Portfolios exposure to the underlying instrument. When a Portfolio writes a call or put option, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value of the option written. These liabilities are reflected as written options outstanding on the Statements of Assets and Liabilities. Certain options may be written with premiums to be determined on a future date. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain or loss. A Portfolio as a writer of an option has no control over whether the underlying instrument may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk the Portfolios may not be able to enter into a closing transaction because of an illiquid market. The Portfolios may also purchase put and call options. Purchasing call options tends to increase the Portfolios exposure to the underlying instrument. Purchasing put options tends to decrease the Portfolios exposure

35

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

to the underlying instrument. The Portfolios pay a premium which is included on the Statements of Assets and Liabilities as an investment and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain or loss.

During the year ended December 31, 2010, Balanced and Intermediate Bond have purchased and written foreign currency options to gain exposure to currencies and to generate income. Please refer to the Summary Portfolio of Investments for open purchased foreign currency options and the table following the Summary Portfolio of Investments for open written foreign currency options at December 31, 2010 for Balanced. Intermediate Bond had no purchased or written options outstanding at December 31, 2010.

During the year ended December 31, 2010, Balanced and Intermediate Bond have purchased and written swaptions on credit default swap indices "CDX" in order to hedge the credit risk of the Portfolios and to generate income. A CDX index is a basket of credit instruments or exposures designed to be representative of some part of the credit market. There were no open CDX swaptions at December 31, 2010 for either Portfolio.

During the year ended December 31, 2010, Intermediate Bond has written swaptions on interest rate swaps to generate income. There were no open interest rate swaptions at December 31, 2010.

Please refer to Note 9 for the volume of both purchased and written option activity during the year ended December 31, 2010.

G.  Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. Balanced, Small Company and Science and Technology Opportunities declare and pay dividends annually. Growth and Income and Intermediate Bond, declare and pay dividends semi-annually. Money Market declares dividends daily and pays dividends, if any, monthly. Each Portfolio distributes capital gains, if any, annually. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

H.  Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios' tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

I.  Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

J.  Repurchase Agreements. Each Portfolio may invest in repurchase agreements only with government securities dealers recognized by the Board of Governors of the Federal Reserve System. Under such agreements, the seller of the security agrees to repurchase it at a mutually agreed upon time and price. The resale price is in excess of the purchase price and reflects an agreed upon interest rate for the period of time the agreement is outstanding. The period of the repurchase agreements is usually short, from overnight to one week, while the underlying securities generally have longer maturities. Each Portfolio will receive as collateral securities acceptable to it whose market value is equal to at least 100% of the carrying amount of the repurchase agreements, plus accrued interest, being invested by the Portfolio. The underlying collateral is valued daily on a mark-to-market basis to assure that the value, including accrued interest is at least equal to the repurchase price. There would be potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral, and it might incur disposition costs in liquidating the collateral.

36

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

K.  Securities Lending. Each Portfolio (except Money Market) has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender's fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

L.  Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 ("1933 Act") or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are fair valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

M.  When-Issued and Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such is identified in the Summary Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to hold liquid assets as collateral with the Portfolios' custodian sufficient to cover the purchase price.

N.  Mortgage Dollar Roll Transactions. Each Portfolio, except Small Company, may engage in dollar roll transactions with respect to mortgage-backed securities issued by Government National Mortgage Association, Federal National Mortgage Association and Federal Home Loan Mortgage Corp. In a dollar roll transaction, a Portfolio sells a mortgage-backed security to a financial institution, such as a bank or broker/dealer, and simultaneously agrees to repurchase a substantially similar (i.e., same type, coupon, and maturity) security from the institution on a delayed delivery basis at an agreed upon price. The mortgage-backed securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories. The Portfolios account for dollar roll transactions as purchases and sales.

O.  Swap Agreements. Certain Portfolios may enter into swap agreements. A swap is an agreement between two parties pursuant to which each party agrees to make one or more payments to the other at specified future intervals based on the return of an asset (such as a stock, bond or currency) or non-asset reference (such as an interest rate or index). The swap agreement will specify the "notional" amount of the asset or non-asset reference to which the contract relates. Subsequent changes in fair value, if any, are calculated based upon changes in the performance of the asset or non-asset reference multiplied by the notional value of the contract. A Portfolio may enter into credit default, interest rate, total return and currency swaps to manage its exposure to credit, currency and interest rate risk. All outstanding swap agreements are reported following each Portfolio's Summary Portfolio of Investments.

Swaps are marked to market daily using quotations primarily from third party pricing services, counterparties or brokers. The value of the swap contract is recorded on each Portfolio's Statement of Assets or Liabilities. During the term of the swap, changes in the value of the swap, if any, are recorded as unrealized gains or losses on the Statement of Operations. Upfront payments paid or received by a Portfolio when entering into the agreements are reported on the Statement of Assets and Liabilities and as a component of the changes in unrealized gains or losses on the Statement of Operations. These upfront payments represent the amounts paid or received when initially entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and the prevailing market conditions. The upfront payments are included as a component in the realized gains or losses on each Portfolio's Statement of Operations upon termination or maturity of the swap. A Portfolio also records net periodic payments paid or received on the swap contract as a realized gain or loss on the Statement of Operations.

Entering into swap agreements involves the risk that the maximum potential loss of an investment exceeds the current value of the investment as reported on each Portfolio's Statement of Assets and Liabilities. Other

37

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

risks involve the possibility that the counterparty to the agreements may default on its obligation to perform, that there will be no liquid market for these investments and that unfavorable changes in the market will have a negative impact on the value of the index or securities underlying the respective swap agreement.

Credit Default Swap Contracts. A credit default swap is a bilateral agreement between counterparties in which the buyer of the protection agrees to make a stream of periodic payments to the seller of protection in exchange for the right to receive a specified return in the event of a default or other credit event for a referenced entity, obligation or index. As a seller of protection on credit default swaps, a Portfolio will generally receive from the buyer a fixed payment stream based on the notional amount of the swap contract. This fixed payment stream will continue until the swap contract expires or a defined credit event occurs.

A Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. As a seller of protection in a credit default swap, a Portfolio may execute these contracts to manage its exposure to the market or certain sectors of the market. Certain Portfolios may also enter into credit default swaps to speculate on changes in an issuer's credit quality, to take advantage of perceived spread advantages, or to offset an existing short equivalent (i.e. buying protection on an equivalent reference entity).

Certain Portfolios may sell credit default swaps which expose these Portfolios to the risk of loss from credit risk related events specified in the contract. Although contract specific, credit events are generally defined as bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. If a Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will generally either (i) pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index. If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are assumed by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value.

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Summary Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted market prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum amount of future payments (undiscounted) that a Portfolio as seller of protection could be required to make under a credit default swap agreement would be an amount equal to the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of December 31, 2010, for which a Portfolio is seller of protection are disclosed in each Portfolio's Summary Portfolio of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreements, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Portfolio for the same referenced entity or entities.

For the year ended December 31, 2010, both Balanced and Intermediate Bond have purchased credit

38

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

protection through credit default swaps to decrease exposure to the credit risk of individual securities and to hedge against anticipated potential credit events. Balanced and Intermediate Bond also purchased credit protection on CDX indices to decrease its exposure to various credit sectors.

For the year ended December 31, 2010, both Balanced and Intermediate Bond have sold credit protection through credit default swaps to gain exposure to the credit risk of individual securities that are either unavailable or considered to be less attractive in the bond market.

For the year ended December 31, 2010, Balanced and Intermediate Bond had average notional amounts of $4,938,300 and $49,825,700 on credit default swaps to buy protection and average notional amounts of $2,413,264 and $26,939,966 on credit default swaps to sell protection, respectively.

Interest Rate Swap Contracts. An interest rate swap involves the agreement between counterparties to exchange periodic payments based on interest rates. One payment will be based on a floating rate of a specified interest rate while the other will be a fixed rate. Risks involve the future fluctuations of interest rates in which a Portfolio may make payments that are greater than what a Portfolio received from the counterparty. Other risks include credit, liquidity and market risk.

For the year ended December 31, 2010, Balanced has entered into interest rate swaps in which it pays a floating interest rate and receives a fixed interest rate ("Long interest rate swap") in order to increase exposure to interest rate risk. Average notional amounts on long interest rate swaps were $9,640,326.

For the year ended December 31, 2010, Balanced and Intermediate Bond have entered into interest rate swaps in which it pays a fixed interest rate and receives a floating interest rate ("Short interest rate swap") in order to decrease exposure to interest rate risk. Average notional amounts on short interest rate swaps were $9,759,891 and $38,712,000, respectively.

Balanced and Intermediate Bond entered into interest rate swaps to adjust interest rate and yield curve exposures and to substitute for physical fixed-income securities. Please refer to the tables following the Summary Portfolio of Investments for open interest rate swaps at December 31, 2010.

Cross-Currency Swap Agreements. Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

For the year ended December 31, 2010, Balanced had an average notional amount of $388,052 and $400,882 on currency bought and sold, respectively, on cross-currency swaps.

For the year ended December 31, 2010, Balanced has entered into cross-currency swaps to increase exposure to both foreign exchange and interest rate risk (inflation hedge). Please refer to the table following the Summary Portfolio of Investments for open cross currency swaps at December 31, 2010.

P.  Indemnifications. In the normal course of business, the Registrants may enter into contracts that provide certain indemnifications. The Registrants' maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2010, the cost of purchases and the proceeds from the sales of securities, excluding short-term and U.S. government securities, were as follows:

	Purchases	Sales
Balanced	$1,038,708,201	$1,084,676,844
Growth and Income	2,840,770,220	3,083,159,119
Small Company	451,709,429	455,167,553
Intermediate Bond	2,228,240,599	2,103,599,990
Science and Technology Opportunities	177,754,555	172,019,751

U.S. government securities not included above were as follows:

	Purchases	Sales
Balanced	$949,296,042	$976,072,883
Intermediate Bond	9,355,751,453	9,622,053,114

39

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into investment management agreements ("Investment Management Agreements") with the Investment Adviser. The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Balanced	0.500%
Growth and Income	0.500% on first $10 billion; 0.450% on next $5 billion; and 0.425% over $15 billion
Small Company	0.750%
Intermediate Bond	0.400%
Money Market	0.250%
Science and Technology Opportunities	0.950%

The Investment Adviser entered into sub-advisory agreements with ING IM. ING IM acts as sub-adviser to all Portfolios except for Science and Technology Opportunities. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios' assets in accordance with the Portfolios' investment objectives, policies, and limitations.

BlackRock Advisors, LLC ("BlackRock"), serves as Sub-Adviser to Science and Technology Opportunities pursuant to a Sub-Advisory Agreement, effective February 2, 2007, between the Investment Adviser and BlackRock.

During the period, ING Portfolios were permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios were reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. For the year ended December 31, 2010, the Investment Adviser for Balanced, Growth and Income, Small Company, and Intermediate Bond waived $17,088, $43,053, $8,859, $24,984 of such management fees, respectively. These fees are not subject to recoupment.

Effective December 20, 2010, ING Institutional Prime Money Market Fund was liquidated. As a result of this liquidation, the Portfolios will no longer invest end-of-day cash balances into ING Institutional Prime Money Market Fund.

Pursuant to administration agreements, IFS acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers.

IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

In placing equity security transactions, each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the sub-adviser. Any amount credited to a Portfolio is recognized as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION AND SERVICE FEES

ADV Class and Class S2 shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan (the "Plan"). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25% of the average daily net assets attributable to its ADV Class and Class S2 shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2011. For the year ended December 31, 2010, Balanced, Growth and Income, Small Company, Intermediate Bond and Science and Technology Opportunities waived $1, $4, $22, $4 and $10, respectively.

Class S shares of the respective Portfolios have adopted either a Distribution Plan or a Shareholder Service and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (collectively, the "12b-1 Plans"), whereby the Distributor is compensated by each Portfolio for expenses incurred for Shareholder Servicing and/or the distribution of each Portfolio's shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio's shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales

40

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES (continued)

literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets. For Money Market, effective March 15, 2010, the Distributor agreed to waive 0.10% of average daily net assets attributable to distribution fees for Class S shares through May 1, 2011. During the year ended December 31, 2010, Money Market waived $180.

IID and ING Investments have contractually agreed to waive a portion of their distribution and/or shareholder servicing fees and management fees, as applicable, and to reimburse certain expenses to the extent necessary to assist Money Market in maintaining a yield of not less than zero. This arrangement will continue through at least May 1, 2011. There is no guarantee that this waiver will continue after that date. Fees waived or expenses reimbursed are subject to possible recoupment by IID or ING Investments, as applicable, within three years subject to certain restrictions. For the year ended December 31, 2010, IID waived $199 of Class S specific distribution fees and ING Investments waived $313,757 of management fees for Money Market to maintain a yield of not less than zero. This expense waiver or reimbursement may be discontinued at any time.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2010, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Balanced	$263,033	$28,971	$1,719	$293,723
Growth and Income	1,150,856	126,940	103,633	1,381,429
Small Company	401,036	29,443	27,155	457,634
Intermediate Bond	849,406	116,874	274,677	1,240,957
Money Market	229,601	50,557	41	280,199
Science and Technology Opportunities	322,058	18,645	60,018	400,721

The Registrants have adopted a Deferred Compensation Plan (the "Policy"), which allows eligible non-affiliated directors as described in the Policy to defer the receipt of all or a portion of the directors' fees payable. Amounts deferred are treated as though invested in various "notional" funds advised by ING Investments until distribution in accordance with the Policy.

At December 31, 2010, the following ING Portfolios or indirect, wholly owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

Subsidiary	Porfolio	Percentage (%)
ING Life Insurance & Annuity Co	Balanced	91.15%
	Science and Technology Opportunities	29.63%
	Money Market	98.44%
	Growth and Income	64.76%
	Intermediate Bond	37.73%
	Small Company	49.14%
ING USA Annuity and Science and Technology Life Insurance	Opportunities	66.07%
	Growth and Income	16.99%
	Intermediate Bond	49.73%
	Small Company	16.92%
ING Solution 2025 Portfolio	Small Company	11.78%
ING Solution 2035 Portfolio	Small Company	5.02%
ING Solution 2045 Portfolio	Small Company	5.36%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

NOTE 7 — EXPENSE LIMITATION AGREEMENTS

ING Investments entered into written expense limitation agreements ("Expense Limitation Agreements") with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class ADV	Class I	Class S	Class S2
Small Company	1.45%	0.95%	1.20%	1.35%
Science and Technology Opportunities	1.55%	1.05%	1.30%	1.45%

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio's expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment

41

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENTS (continued)

Manager are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2010, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2011	2012	2013	Total
Science and Technology Opportunities	$32,093	$48,166	—	$80,259

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

The Portfolios, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the "Credit Agreement") with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. During the period, the funds to which the line of credit is available paid a commitment fee equal to 0.15% per annum, and beginning December 15, 2010, 0.10% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. The following Portfolios utilized the line of credit during the year ended December 31, 2010:

	Days Utilized	Avg Balance	Weighted Rate
Balanced	32	$1,893,906	1.44%
Growth and Income	37	2,251,486	1.44%
Small Company	8	1,104,375	1.43%
Intermediate Bond	34	2,862,059	1.44%
Science and Technology Opportunities	5	3,653,000	1.37%

NOTE 9 — PURCHASED AND WRITTEN OPTIONS

Transactions in purchased foreign currency options for Balanced during the year ended December 31, 2010 were as follows:

	USD Notional	Cost
Balance at 12/31/09	—	$—
Options Purchased	66,892,866	711,535
Options Terminated in Closing Sell Transactions	(7,400,000)	(43,460)
Options Expired	(37,442,866)	(280,730)
Balance at 12/31/10	22,050,000	$387,345

Transactions in purchased swaptions on CDX indices for Balanced during the year ended December 31, 2010 were as follows:

	USD Notional	Cost
Balance at 12/31/09	—	$—
Options Purchased	24,859,000	176,499
Options Terminated in Closing Sell Transactions	—	—
Options Expired	(24,859,000)	(176,499)
Balance at 12/31/10	—	$—

Transactions in written foreign currency options for Balanced during the year ended December 31, 2010 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/09	—	$—
Options Written	78,812,866	686,556
Options Terminated in Closing Purchase Transactions	(2,120,000)	(118,031)
Options Expired	(44,842,866)	(274,990)
Balance at 12/31/10	31,850,000	$293,535

Transactions in written swaptions on CDX indices for Balanced during the year ended December 31, 2010 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/09	—	$—
Options Written	60,050,000	302,056
Options Terminated in Closing Purchase Transactions	(10,332,000)	(198,891)
Options Expired	(49,718,000)	(103,165)
Balance at 12/31/10	—	$—

Transactions in purchased foreign currency options for Intermediate Bond during the year ended December 31, 2010 were as follows:

	USD Notional	Cost
Balance at 12/31/09	—	$—
Options Purchased	51,559,000	316,057
Options Terminated in Closing Sell Transactions	(51,559,000)	(316,057)
Options Expired	—	—
Balance at 12/31/10	—	$—

42

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 9 — PURCHASED AND WRITTEN OPTIONS (continued)

Transactions in purchased swaptions on CDX indices for Intermediate Bond during the year ended December 31, 2010 were as follows:

	USD Notional	Cost
Balance at 12/31/09	—	$—
Options Purchased	258,130,000	1,832,723
Options Terminated in Closing Sell Transactions	—	—
Options Expired	(258,130,000)	(1,832,723)
Balance at 12/31/10	—	$—

Transactions in written foreign currency options for Intermediate Bond during the year ended December 31, 2010 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/09	—	$—
Options Written	92,659,000	2,540,882
Options Terminated in Closing Purchase Transactions	(92,659,000)	(2,540,882)
Options Expired	—	—
Balance at 12/31/10	—	$—

Transactions in written swaptions on CDX indices for Intermediate Bond during the year ended December 31, 2010 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/09	—	$—
Options Written	516,260,000	1,071,240
Options Terminated in Closing Purchase Transactions	—	—
Options Expired	(516,260,000)	(1,071,240)
Balance at 12/31/10	—	$—

Transactions in written swaptions on interest rate swaps for Intermediate Bond during the year ended December 31, 2010 were as follows:

	USD Notional	Premiums Received
Balance at 12/31/09	—	$—
Options Written	116,249,000	2,237,793
Options Terminated in Closing Purchase Transactions	(116,249,000)	(2,237,793)
Options Expired	—	—
Balance at 12/31/10	—	$—

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
Balanced
Class ADV(2)
12-31-10	—	—	—	(68)	(68)	—	—	—	(758)	(758)
12-31-09	—	—	—	(1)	(1)	—	—	—	(10)	(10)
Class S
12-31-10	109,991	—	19,205	(151,439)	(22,243)	1,172,653	—	209,217	(1,643,655)	(261,785)
12-31-09	44,415	—	33,289	(98,804)	(21,100)	412,647	—	285,533	(894,457)	(196,277)
Class I
12-31-10	329,180	—	1,591,438	(9,447,108)	(7,526,490)	3,593,953	—	17,430,474	(101,822,846)	(80,798,419)
12-31-09	2,039,704	—	3,180,956	(10,322,866)	(5,102,206)	16,955,119	—	27,411,197	(94,851,475)	(50,485,159)
Class S2(2)
12-31-10	—	—	—	(376)	(376)	(2,993)	—	—	—	(2,993)
12-31-09	376	—	—	—	376	3,000	—	—	—	3,000
ING Growth and Income Portfolio
Class ADV
12-31-10	193,647	38,530	2,324	(24,189)	210,312	3,961,350	714,546	50,616	(482,731)	4,243,781
12-31-09	9,153	28,372	670	(23,354)	14,841	152,836	501,131	13,059	(360,455)	306,571
Class S
12-31-10	256,483	853,542	174,734	(4,212,773)	(2,928,014)	5,131,721	15,830,977	3,810,949	(83,123,342)	(58,349,695)
12-31-09	844,328	8,254,997	288,517	(3,727,272)	5,660,570	14,473,186	145,680,614	5,611,654	(60,244,561)	105,520,893
Class I
12-31-10	4,936,564	6,260,609	1,050,263	(17,136,308)	(4,888,872)	99,888,902	117,185,341	23,084,783	(340,543,986)	(100,384,960)
12-31-09	13,792,242	755,790	1,419,123	(15,741,817)	225,338	217,641,302	13,448,552	27,814,869	(257,306,489)	1,598,234
Class S2
12-31-10	—	—	—	—	—	—	—	—	—	—
02-27-09(1) - 12-31-09	236	572,428	—	(572,428)	236	3,000	10,117,274	—	(10,117,270)	3,004

(1) Commencement of operations.

(2) Class liquidated on April 6, 2010.

43

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Proceeds from shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
ING Small Company Portfolio
Class ADV
12-31-10	174,304	25,523	19	(21,358)	178,488	2,822,855	368,908	321	(352,419)	2,839,665
12-31-09	2,418	—	—	(243)	2,175	33,776	—	—	(3,555)	30,221
Class S
12-31-10	3,062,872	2,236,773	17,727	(3,941,124)	1,376,248	48,820,329	32,508,979	298,881	(60,524,887)	21,103,302
12-31-09	3,757,468	—	29,034	(2,271,330)	1,515,172	47,085,121	—	330,410	(28,087,792)	19,327,739
Class I
12-31-10	2,599,588	402,111	143,022	(5,219,625)	(2,074,904)	41,384,189	5,917,059	2,439,964	(84,977,782)	(35,236,570)
12-31-09	10,067,622	—	272,837	(16,743,997)	(6,403,538)	116,218,366	—	3,140,352	(223,426,392)	(104,067,674)
Class S2
12-31-10	4,816	25,982	—	(28,371)	2,427	73,445	376,528	—	(414,997)	34,976
02-27-09(1) - 12-31-09	324	—	—	—	324	3,000	—	—	—	3,000
ING Intermediate Bond Portfolio
Class ADV
12-31-10	343,606	—	17,368	(2,759)	358,215	4,375,479	—	208,590	(34,961)	4,549,108
12-31-09	—	—	—	(1)	(1)	—	—	—	(11)	(11)
Class S
12-31-10	10,865,448	—	5,124,809	(19,423,739)	(3,433,482)	132,070,207	—	61,395,211	(238,497,525)	(45,032,107)
12-31-09	15,825,364	—	6,557,925	(16,132,158)	6,251,131	179,118,265	—	75,398,390	(182,847,886)	71,668,769
Class I
12-31-10	10,988,428	—	5,055,217	(22,010,813)	(5,967,168)	135,276,414	—	60,814,261	(269,901,327)	(73,810,652)
12-31-09	16,916,551	—	7,105,709	(79,964,789)	(55,942,529)	189,668,625	—	81,820,258	(930,726,708)	(659,237,825)
Class S2
12-31-10	—	—	—	—	—	—	—	—	—	—
02-27-09(1) - 12-31-09	278	—	—	—	278	3,000	—	—	—	3,000
ING Money Market Portfolio
Class S
03-15-10(1) - 12-31-10	389,581	—	—	(76,566)	313,015	389,581	—	—	(76,566)	313,015
12-31-09	—	—	—	—	—	—	—	—	—	—
Class I
12-31-10	77,954,840	—	3,000,224	(336,926,082)	(255,971,018)	77,954,837	—	3,000,227	(336,926,082)	(255,971,018)
12-31-09	83,164,700	—	5,386,753	(558,662,896)	(470,111,443)	83,164,700	—	5,285,563	(558,662,896)	(470,212,633)
ING BlackRock Science and Technology Opportunities Portfolio
Class ADV
12-31-10	978,124	—	—	(27,031)	951,093	5,149,717	—	—	(138,236)	5,011,481
12-31-09	10,083	—	—	—	10,083	46,727	—	—	—	46,727
Class S
12-31-10	14,891,327	—	—	(14,515,694)	375,633	77,014,151	—	—	(71,369,356)	5,644,795
12-31-09	28,025,709	—	—	(9,114,688)	18,911,021	109,710,300	—	—	(34,899,591)	74,810,709
Class I
12-31-10	2,756,986	—	—	(2,424,940)	332,046	14,560,149	—	—	(12,403,091)	2,157,058
12-31-09	4,765,612	—	—	(1,699,898)	3,065,714	18,798,005	—	—	(6,866,848)	11,931,157
Class S2
12-31-10	11,913	—	—	(6,112)	5,801	68,318	—	—	(35,456)	32,862
02-27-09(1) - 12-31-09	998	—	—	(1)	997	3,003	—	—	(3)	3,000

(1) Commencement of operations.

44

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 11 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon ("BNY"), the Portfolios may lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the "Agreement"). The Portfolios bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B ("BICR — Series B"), each a series within the BNY Institutional Cash Reserves Trust (collectively, the "BICR Fund"). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2010, and throughout the period covered by this report, BICR — Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the "Lehman Securities"). The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Portfolios agreed to the terms of a capital support agreement (the "Capital Support Agreement") extended by The Bank of New York Mellon Corporation ("BNYC"), an affiliated company of BNY, for the Lehman Securities held by BICR — Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Portfolios) and subject, in part, to the Portfolios' continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Portfolios have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Portfolios will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Portfolio's investment in BICR — Series B includes the value of the underlying securities held by BICR — Series B and the estimated value of the support to be provided by BNYC. The investments in the BNY Mellon Overnight Government Fund and in BICR — Series B are included in the Summary Portfolio of Investments under Securities Lending Collateral and the unrealized loss on BICR — Series B is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower's failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2010, the following Portfolios had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Balanced	$18,140,531	$18,547,690
Growth and Income	69,727,858	71,347,354
Small Company	5,587,097	5,706,180
Intermediate Bond	9,665,366	9,829,180
Science and Technology Opportunities	7,049,598	7,302,409

*   Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Portfolio's Summary Portfolio of Investments.

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio's risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios' most recent Prospectus and/or the Statement of Additional Information.

Concentration (Science and Technology Opportunities). The Portfolio concentrates (for purposes of the 1940 Act) its assets in securities related to a particular industry, which means that at least 25% of its assets will be invested in that particular industry at all times. As a result, the Portfolio may be subject to greater market fluctuation than a portfolio which has securities representing a broader range of investment alternatives.

45

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 12 — CONCENTRATION OF INVESTMENT RISKS (continued)

Foreign Securities (All Portfolios). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios' investments.

Emerging Markets Investments (Intermediate Bond and Science and Technology Opportunities). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

NOTE 13 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2010:

	Paid-in Capital	Undistributed Net Investment Income	Accumulated Net Realized Gains/ (Losses)
Balanced	$—	$1,684,046	$(1,684,046)
Growth and Income(1)	(25,866,551)	16,058	25,850,493
Small Company(2)	(40,909,035)	(358,220)	41,267,255
Intermediate Bond	2,942	7,412,941	(7,415,883)
Money Market	(211,388)	211,388	—
Science and Technology Opportunities	(2,554,798)	1,496,601	1,058,197

(1)  $25,866,551 relates to the expiration of capital loss carryforwards.

(2)  $40,909,035 relates to the expiration of capital loss carryforwards.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Ordinary Income	Return of Capital	Ordinary Income
Balanced	$17,639,691	$—	$27,696,918
Growth and Income	26,964,425	—	33,459,107
Small Company	2,739,204	—	3,470,816
Intermediate Bond	122,440,983	—	157,249,151
Money Market	490,255	2,509,972	5,285,563

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2010 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Balanced	$16,047,435	$35,029,825	$—	$—	$(75,704,597)	2016
					(82,316,593)	2017
					$(158,021,190)
Growth and Income	9,058	425,772,756	—	—	$(13,396,292)	2014
					(67,479,275)	2015
					(322,238,329)	2016
					(217,728,168)	2017
					$(620,842,064)*

46

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 13 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Post-October Capital Loss Deferred	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Dates
Small Company	$2,207,911	$111,490,196	$—	$—	$(7,853,881)	2015
					(1,570,776)	2016
					(42,427,043)	2017
					$(51,851,700)*
Intermediate Bond	203,389	79,557,967	(18,161,067)	(3,122,281)	$(386,521,631)	2017
Money Market	—	(150,144)	—	—	$(33,301)	2012
Science and Technology Opportunities	—	92,318,085	—	—	$(3,997,473)	2011
					(8,579,872)	2016
					(12,108,952)	2017
					$(24,686,297)*

* Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code.

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act will be effective for the Portfolios' fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of each Portfolio's pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Portfolios, if any, will be contained within the Federal Income Taxes section of the notes to financial statements for the fiscal year ending December 31, 2011.

The Portfolios' major tax jurisdictions are federal, Arizona, and Massachusetts. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of December 31, 2010, no provisions for income tax would be required in the Portfolios' financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios' federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 14 — REORGANIZATIONS

On August 20, 2010, Growth and Income ("Acquiring Portfolio") acquired all of the net assets of ING Opportunistic LargeCap Portfolio ("Acquired Portfolio"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders on August 10, 2010. The primary purpose of the transaction was to lower the overall gross and net expense ratios for all classes. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2010, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the period ended December 31, 2010, are as follows:

Net investment income	$28,138,444
Net realized and unrealized gain on investments	$294,061,617
Net increase in net assets resulting from operations	$322,200,061

47

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 14 — REORGANIZATIONS (continued)

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio's statement of operations since August 20, 2010. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Growth and Income	ING Opportunistic LargeCap Portfolio	$133,731	$2,267,223	$59,967	$(4,893)	0.4690

The net assets of Growth and Income after the acquisition were $2,400,953,698.

On August 20, 2010, Small Company ("Acquiring Portfolio") acquired all of the net assets of ING Wells Fargo Small Cap Disciplined Portfolio ("Acquired Portfolio"), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio's shareholders on August 10, 2010. The primary purpose of the transaction was to lower the overall gross and net expense ratios for all classes. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio was carried forward to align ongoing reporting of the Acquiring Portfolio's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2010, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio's pro forma results of operations for the period ended December 31, 2010, are as follows:

Net investment income	$2,595,067
Net realized and unrealized gain on investments	$121,007,609
Net increase in net assets resulting from operations	$123,602,676

Because the combined investment Portfolios have been managed as a single integrated Portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio's statement of operations since August 20, 2010. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total Net Assets of Acquired Portfolio (000s)	Total Net Assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
Small Company	ING Wells Fargo Small Cap Disciplined Portfolio	$39,171	$476,552	$51,431	$(976)	0.5148

The net assets of Small Company after the acquisition were $515,722,984.

NOTE 15 — LITIGATION

On December 12, 2003, Aeltus Investment Management, Inc. (now known as ING Investment Management Co.)("IIM") received a copy of a complaint (the "Complaint") filed in the United States Bankruptcy Court for the Southern District of New York (the "Bankruptcy Court") in the matter of Enron Corp. v. Mass Mutual Life Insurance Co., et al. Among other defendants named in the Complaint are defendants ING VP Balanced Portfolio, Inc. and ING VP Bond Portfolio (the "Subject Portfolios"). As of August 6, 2004, ING VP Bond Portfolio changed its name to ING VP Intermediate Bond Portfolio. As of May 1, 2009, ING VP Intermediate Bond Portfolio and ING VP Balanced Portfolio, Inc. changed their names to ING Intermediate Bond Portfolio and ING Balanced Portfolio, Inc., respectively. The Complaint alleges that Enron Corp. ("Enron") transferred to the defendants, including the Subject Portfolios, over $1 billion in the aggregate for the purpose of prepaying certain commercial paper issued by Enron (the "Notes") and held by the defendants prior to the filing by Enron for

48

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 15 — LITIGATION (continued)

bankruptcy protection under Chapter 11 of Title 11 of the Bankruptcy Code (the "Bankruptcy Code").

The Complaint seeks to recover these transfers under the alternative but interrelated bankruptcy theories of preferential transfer and fraudulent conveyance. Although the Complaint does not specify the amount of each transfer in dispute, it appears that the sale of ING VP Balanced Portfolio, Inc. of $23,181,757 of the Notes on or about October 29, 2001, and the sale by ING VP Bond Portfolio of $24,963,125 of the Notes on or about October 29, 2001 are in dispute. The Complaint seeks to require the Subject Portfolios to repay to Enron the full amount of these transfers, in which event the Subject Portfolios would be granted unsecured claims against the Enron bankruptcy estate in the amounts of the repayments. If Enron proves up the elements of preferential transfer and/or fraudulent conveyance, these are strict liability theories of recovery.

On April 29, 2008, IIM and the Subject Portfolios joined a plenary motion for summary judgment filed by Goldman Sachs. In addition, a separate brief was filed on behalf of IIM asserting the defenses unique to the investment advisor defendants; that they were merely conduits. On June 29, 2009, the Bankruptcy Court ruled on the motion for summary judgment and held that the pre-payments made were not protected from avoidance by section 546(e) of the Bankruptcy Code and denied the summary judgment to the Subject Portfolios; however, the Bankruptcy Court granted the summary judgment to dismiss IIM.

The Subject Portfolios filed an interlocutory appeal of the Bankruptcy Court's denial of summary judgment with the United States District Court of Southern New York ("District Court"). On November 19, 2009, (prior to the Bankruptcy Court ruling on Enron's motion for summary judgment filed in September 2009) the District Court ruled in favor of the Subject Portfolios and the one other remaining defendant, agreeing with the Subject Portfolios' reliance on section 546(e) and reversing the Bankruptcy Court. The judge directed the Bankruptcy Court to enter summary judgment in favor of the Subject Portfolios and the remaining defendant, essentially dismissing the preference claim against them.

Enron appealed the District Court's ruling to the Second Circuit Court of Appeals (the "Court of Appeals) on April 16, 2010. An Oral Arguments hearing was held in November and a decision by the Court of Appeals could come during the second quarter of 2011.

NOTE 16 — SUBSEQUENT EVENTS.

On January 21, 2011, ING American Funds Growth-Income Portfolio merged into Growth and Income. In conjunction with the merger of ING American Funds Growth-Income Portfolio into Growth and Income, Growth and Income's Class ADV share' distribution fee is reduced via a side letter so that the total distribution fee paid is 0.20%.

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. Other than the above, no such subsequent events were identified.

49

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 56.1%
	Consumer Discretionary: 6.2%
137,800		Comcast Corp. - Class A	$3,027,466	0.5
111,469		Wyndham Worldwide Corp.	3,339,611	0.5
		Other Securities	32,341,828	5.2
			38,708,905	6.2
	Consumer Staples: 4.4%
123,880		Coca-Cola Enterprises, Inc.	3,100,716	0.5
83,300		PepsiCo, Inc.	5,441,989	0.9
63,635		Procter & Gamble Co.	4,093,640	0.6
104,433		Wal-Mart Stores, Inc.	5,632,072	0.9
		Other Securities	9,203,466	1.5
			27,471,883	4.4
	Energy: 6.8%
101,616		Arch Coal, Inc.	3,562,657	0.6
133,532		ExxonMobil Corp.	9,763,860	1.5
48,149	S	National Oilwell Varco, Inc.	3,238,020	0.5
114,600		Royal Dutch Shell PLC - Class A	3,826,309	0.6
42,700		Schlumberger Ltd.	3,565,450	0.6
101,300	S	Suncor Energy, Inc.	3,878,777	0.6
		Other Securities	14,771,558	2.4
			42,606,631	6.8
	Financials: 9.6%
1,041,900	@	Citigroup, Inc.	4,928,187	0.8
71,750		Comerica, Inc.	3,030,720	0.5
11,642		Goldman Sachs Group, Inc.	1,957,719	0.3
151,157		JPMorgan Chase & Co.	6,412,080	1.0
198,533		Wells Fargo & Co.	6,152,538	1.0
		Other Securities	37,083,360	6.0
			59,564,604	9.6
	Health Care: 5.5%
108,198		AmerisourceBergen Corp.	3,691,716	0.6
116,384		Merck & Co., Inc.	4,194,479	0.7
266,871		Pfizer, Inc.	4,672,911	0.7
		Other Securities	21,882,450	3.5
			34,441,556	5.5
	Industrials: 6.5%
46,600		Fluor Corp.	3,087,716	0.5
183,300		General Electric Co.	3,352,557	0.5
24,802		Siemens AG	3,072,339	0.5
46,600	@	WABCO Holdings, Inc.	2,839,338	0.5
		Other Securities	28,335,987	4.5
			40,687,937	6.5

Shares			Value	Percent of Net Assets
	Information Technology: 9.8%
26,122	@,S	Apple, Inc.	$8,425,912	1.3
8,100	@	Google, Inc. - Class A	4,811,157	0.8
188,400		Intel Corp.	3,962,052	0.6
191,100		Jabil Circuit, Inc.	3,839,199	0.6
189,940	@	Marvell Technology Group Ltd.	3,523,387	0.6
260,532		Microsoft Corp.	7,274,027	1.2
114,866		Qualcomm, Inc.	5,684,718	0.9
44,900		Tokyo Electron Ltd.	2,826,958	0.5
		Other Securities	20,304,609	3.3
			60,652,019	9.8
	Materials: 3.9%
		Other Securities	24,071,604	3.9
	Telecommunication Services: 1.6%
82,700		Verizon Communications, Inc.	2,959,006	0.5
		Other Securities	6,946,362	1.1
			9,905,368	1.6
	Utilities: 1.8%
104,900		Fortum OYJ	3,164,146	0.5
187,200		Great Plains Energy, Inc.	3,629,808	0.6
		Other Securities	4,196,024	0.7
			10,989,978	1.8
		Total Common Stock ( Cost $316,958,124 )	349,100,485	56.1
REAL ESTATE INVESTMENT TRUSTS: 0.1%
	Financials: 0.1%
		Other Securities	593,741	0.1
		Total Real Estate Investment Trusts ( Cost $680,705 )	593,741	0.1
EXCHANGE-TRADED FUNDS: 5.1%
	Exchange-Traded Funds: 5.1%
77,000		iShares MSCI Emerging Markets Index Fund	3,666,740	0.6
578,000		Vanguard Emerging Markets ETF	27,830,700	4.5
		Total Exchange-Traded Funds ( Cost $27,591,858 )	31,497,440	5.1
PREFERRED STOCK: 0.1%
	Financials: 0.1%
		Other Securities	529,862	0.1
		Total Preferred Stock ( Cost $500,625 )	529,862	0.1

See Accompanying Notes to Financial Statements
50

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Notional Amount			Value	Percent of Net Assets
POSITIONS IN PURCHASED OPTIONS: 0.0%
	Foreign Currency Options: 0.0%
$2,500,000	@	Currency Option OTC - Morgan Stanley EUR Put vs USD Call Strike @ 1.296 (USD)-Exp 01/14/11	$4,170	0.0
2,400,000	@	Currency Option OTC - Morgan Stanley EUR Put vs USD Call Strike @ 1.310 (USD)-Exp 01/21/11	12,615	0.0
2,450,000	@	Currency Option OTC - Morgan Stanley EUR Put vs USD Call Strike @ 1.310 (USD)-Exp 01/21/11	12,878	0.0
9,800,000	@	Currency Option OTC - Morgan Stanley USD Put vs EUR Call Strike @ 1.405 (USD)-Exp 01/21/11	6,736	0.0
4,900,000	@	Currency Option OTC - Morgan Stanley JPY Put vs USD Call Strike @ 85.000 (JPY)-Exp 02/09/11	10,876	0.0
		Total Positions in Purchased Options ( Cost $387,345 )	47,275	0.0
Principal Amount			Value	Percent of Net Assets
CORPORATE BONDS/NOTES: 13.6%
	Consumer Discretionary: 1.8%
837,000	S	Comcast Corp., 5.900%-6.500%, due 03/15/16- 11/15/17	$960,128	0.2
88,000	#,S	COX Communications, Inc., 6.250%, due 06/01/18	98,432	0.0
97,000	#	COX Communications, Inc., 6.950%, due 06/01/38	108,253
797,000	#	Hyatt Hotels Corp., 6.875%, due 08/15/19	872,719	0.2
200,000	#	Myriad International Holding BV, 6.375%, due 07/28/17	210,480	0.0

Principal Amount			Value	Percent of Net Assets
$617,000	#	NBC Universal, Inc., 2.875%, due 04/01/16	$603,509
112,000	#	NBC Universal, Inc., 3.650%, due 04/30/15	114,992	0.2
416,000	#	NBC Universal, Inc., 5.150%, due 04/30/20	432,032
107,000	#	NBC Universal, Inc., 6.400%, due 04/30/40	114,018
450,000	#	QVC, Inc., 7.500%, due 10/01/19	475,875	0.1
170,000	#	Rent-A-Center, Inc., 6.625%, due 11/15/20	170,000	0.0
		Other Securities	6,903,131	1.1
			11,063,569	1.8
	Consumer Staples: 0.8%
459,000	#	JBS Finance II Ltd., 8.250%, due 01/29/18	463,590	0.0
495,000	&, #	ServiceMaster Co., 10.750%, due 07/15/15	532,125	0.1
525,000	#	Smithfield Foods, Inc., 10.000%, due 07/15/14	607,688	0.1
		Other Securities	3,679,465	0.6
			5,282,868	0.8
	Energy: 1.5%
610,000		Arch Coal, Inc., 8.750%, due 08/01/16	667,950	0.1
85,000	#	Consol Energy, Inc., 8.000%, due 04/01/17	90,950	0.1
335,000	#	Consol Energy, Inc., 8.250%, due 04/01/20	363,475
150,000	#	Gazprom Via Gaz Capital SA, 5.092%, due 11/29/15	154,500	0.0
312,000	#	KazMunaiGaz Finance Sub BV, 7.000%, due 05/05/20	326,040	0.1
170,000	#	Kinder Morgan Finance Co. LLC, 6.000%, due 01/15/18	167,875	0.0
256,000	#, L	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, due 06/30/21	267,520	0.1
		Other Securities (a)	7,086,357	1.1
			9,124,667	1.5

See Accompanying Notes to Financial Statements
51

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount				Value	Percent of Net Assets
		Financials: 4.6%
	$264,000	#	Banco Bradesco SA/Cayman Islands, 5.900%, due 01/16/21	$265,637	0.1
	213,000	#	Banco de Credito del Peru, 5.375%, due 09/16/20	210,870	0.0
	200,000	#	Banco Votorantim SA, 7.375%, due 01/21/20	211,760	0.0
	470,000	#	Barclays Bank PLC, 5.926%, due 09/29/49	423,000	0.1
	228,000	#	Barclays Bank PLC, 6.050%, due 12/04/17	234,211
	200,000	#	BM&FBovespa SA, 5.500%, due 07/16/20	204,513	0.0
	170,000	#	Celanese US Holdings LLC, 6.625%, due 10/15/18	175,950	0.0
EUR	2,559,000		Citibank Credit Card Issuance Trust, 5.375%, due 04/11/11	3,446,622	0.6
	$1,338,000	S	Citigroup, Inc., 4.587%-8.500%, due 09/15/14- 08/09/20	1,482,365	0.2
	322,000	#	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 11.000%, due 12/29/49	417,410	0.1
	241,000	#	Corestates Capital Trust I, 8.000%, due 12/15/26	246,532	0.0
	161,000	#	Fibria Overseas Finance Ltd., 7.500%, due 05/04/20	169,855	0.0
	1,491,000	S	Goldman Sachs Group, Inc., 3.700%-6.250%, due 08/01/15- 03/15/20	1,584,177	0.3
	358,000	#	HSBC Finance Corp., 6.676%, due 01/15/21	362,337	0.1
	100,000	#	Hyundai Capital America, 3.750%, due 04/06/16	98,328	0.0

Principal Amount			Value	Percent of Net Assets
$92,000	#	Iberdrola Finance Ireland Ltd., 3.800%, due 09/11/14	$91,664	0.1
742,000	#	Iberdrola Finance Ireland Ltd., 5.000%, due 09/11/19	712,738
138,000	#	ICICI Bank Ltd., 5.750%, due 11/16/20	137,855	0.0
181,000	#	International Lease Finance Corp., 7.125%, due 09/01/18	193,218
53,000	#	International Lease Finance Corp., 8.625%, due 09/15/15	57,108	0.1
231,000		International Lease Finance Corp., 8.250%, due 12/15/20	238,219
455,000	S	JPMorgan Chase Bank NA, 4.400%-5.875%, due 06/13/16- 07/22/20	486,138	0.1
371,000	#	LBI Escrow Corp., 8.000%, due 11/01/17	411,346	0.1
280,000	#	Lukoil International Finance BV, 6.125%, due 11/09/20	281,736	0.1
487,000	#	Pacific Life Insurance Co., 9.250%, due 06/15/39	640,449	0.1
29,850	#	Power Receivable Finance, LLC, 6.290%, due 01/01/12	29,874	0.0
130,000	#	Reynolds Group DL Escrow, Inc./Reynolds Group Escrow LLC, 7.750%, due 10/15/16	138,125	0.0
138,000	#	Sinochem Overseas Capital Co., Ltd., 6.300%, due 11/12/40	142,125	0.0
100,000	#	Vnesheconombank Via VEB Finance Ltd., 6.902%, due 07/09/20	105,000	0.0
333,000	#	Voto-Votorantim Ltd., 6.750%, due 04/05/21	349,650	0.1
200,000	#	VTB Bank Via VTB Capital SA, 6.551%, due 10/13/20	197,500	0.0

See Accompanying Notes to Financial Statements
52

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
	Financials (continued)
$218,000	#	Xstrata Finance Canada Ltd., 5.500%, due 11/16/11	$226,320	0.0
		Other Securities(a)	14,730,100	2.4
			28,702,732	4.6
	Health Care: 0.6%
155,000	#	Mylan, Inc./PA, 7.625%, due 07/15/17	165,656	0.1
100,000	#	Valeant Pharmaceuticals International, 7.000%, due 10/01/20	99,000	0.0
		Other Securities	3,242,721	0.5
			3,507,377	0.6
	Industrials: 0.5%
255,000	#	Bombardier, Inc., 7.500%, due 03/15/18	274,763	0.1
255,000	#	Bombardier, Inc., 7.750%, due 03/15/20	276,038
505,000	S	General Electric Co., 5.250%, due 12/06/17	546,242	0.1
203,000	#	Kazatomprom, 6.250%, due 05/20/15	216,195	0.1
270,000		Kazatomprom, 6.250%, due 05/20/15	287,550
317,000	#	SCF Capital Ltd., 5.375%, due 10/27/17	311,865	0.0
170,000	#	SPX Corp., 6.875%, due 09/01/17	181,475	0.0
		Other Securities	1,302,172	0.2
			3,396,300	0.5
	Information Technology: 0.5%
335,000	S	Jabil Circuit, Inc., 7.750%, due 07/15/16	377,713	0.1
544,000	#	Oracle Corp., 5.375%, due 07/15/40	552,907	0.1
		Other Securities	1,883,142	0.3
			2,813,762	0.5
	Materials: 1.2%
270,000	#, L	ALROSA Finance SA, 7.750%, due 11/03/20	284,513	0.0

Principal Amount			Value	Percent of Net Assets
$84,000	#	Celulosa Arauco y Constitucion S.A., 5.000%, due 01/21/21	$82,870	0.1
235,000		Celulosa Arauco y Constitucion S.A., 7.250%, due 07/29/19	270,884
287,000	#	Chevron Phillips Chemical Co. LLC, 7.000%, due 06/15/14	325,613	0.1
207,000	#	Chevron Phillips Chemical Co. LLC, 8.250%, due 06/15/19	250,080
215,000	#	Georgia-Pacific LLC, 5.400%, due 11/01/20	212,967	0.0
414,000	#	Gerdau Trade, Inc., 5.750%, due 01/30/21	417,105	0.1
303,000	#	Gold Fields Ltd., 4.875%, due 10/07/20	290,413	0.1
320,000	#	Inversiones CMPC SA, 6.125%, due 11/05/19	341,589	0.1
88,000	#, L	Sino-Forest Corp., 6.250%, due 10/21/17	89,210	0.0
		Other Securities	4,617,142	0.7
			7,182,386	1.2
	Telecommunication Services: 1.0%
477,000	#	Intelsat Subsidiary Holding Co., Ltd., 8.875%, due 01/15/15	490,118	0.1
250,000	#	Qtel International Finance Ltd., 3.375%, due 10/14/16	238,755	0.0
		Other Securities	5,698,167	0.9
			6,427,040	1.0
	Utilities: 1.1%
307,000	#,S,L	Allegheny Energy Supply Co. LLC, 5.750%, due 10/15/19	309,536	0.0
250,000	#	Calpine Corp., 7.500%, due 02/15/21	247,500	0.1
175,000	#	Calpine Corp., 7.875%, due 07/31/20	178,063
206,000	#	Duquesne Light Holdings, Inc., 6.400%, due 09/15/20	204,832	0.0

See Accompanying Notes to Financial Statements
53

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
	Utilities (continued)
$232,000	#, L	E.CL SA, 5.625%, due 01/15/21	$230,993	0.0
222,000	#	EDP Finance BV, 4.900%, due 10/01/19	189,564	0.1
168,000	#	EDP Finance BV, 6.000%, due 02/02/18	157,246
333,000	#	Enel Finance International S.A., 6.000%, due 10/07/39	299,663	0.1
169,000	#	Enel Finance International S.A., 6.250%, due 09/15/17	184,836
210,861	#	Juniper Generation, LLC, 6.790%, due 12/31/14	198,895	0.0
		Other Securities	4,760,315	0.8
			6,961,443	1.1
		Total Corporate Bonds/Notes ( Cost $81,540,219 )	84,462,144	13.6
U.S. GOVERNMENT AGENCY OBLIGATIONS: 8.2%
	Federal Home Loan Mortgage Corporation##: 4.5%
3,957,000	W	4.000%, due 08/15/40	3,929,178
4,709,000	W	4.500%, due 02/15/40	4,826,725
3,938,603	S	5.000%, due 08/15/16- 02/15/35	4,181,038	4.5
6,191,712	S	5.500%, due 09/15/32- 07/15/37	6,627,314
3,118,000	W	6.000%, due 01/15/39	3,377,673
4,453,859	W,S, ^	4.866%-6.500%, due 11/01/28- 01/15/39	4,859,253
			27,801,181	4.5
	Federal National Mortgage Association##: 2.9%
3,868,000	W	5.000%, due 01/13/40	4,066,838
3,794,212	S	6.000%, due 06/01/16- 12/25/49	4,181,660	2.9
9,593,622	W,S	4.000%-7.500%, due 02/25/29- 09/01/40	10,129,261
			18,377,759	2.9

Principal Amount				Value	Percent of Net Assets
		Government National Mortgage Association: 0.8%
	$4,792,833	W,S	3.125%-7.500%, due 12/15/23- 10/20/60	$5,132,794	0.8
			Total U.S. Government Agency Obligations ( Cost $49,982,325 )	51,311,734	8.2
U.S. TREASURY OBLIGATIONS: 6.7%
		U.S. Treasury Notes: 6.7%
	7,411,000		0.625%, due 12/31/12	7,416,210
	4,667,000	L	0.750%, due 12/15/13	4,634,550
	4,047,000	L,S	2.250%, due 11/30/17	3,936,023
	4,459,000	L,S	2.500%, due 04/30/15	4,610,539	6.7
	4,549,000	L	2.625%, due 11/15/20	4,291,699
	3,928,000		3.375%, due 11/15/19	4,010,551
	7,823,000	S	3.875%, due 08/15/40	7,206,939
	5,451,000	L	1.250%-2.750%, due 08/31/15- 12/31/17	5,402,587
			Total U.S. Treasury Obligations ( Cost $41,719,998 )	41,509,098	6.7
ASSET-BACKED SECURITIES: 3.5%
		Credit Card Asset-Backed Securities: 2.9%
	6,673,000	S	Capital One Multi-Asset Execution Trust, 0.320%-5.750%, due 03/17/14- 07/15/20	6,933,936	1.1
	3,353,000	S	Citibank Credit Card Issuance Trust, 0.670%-6.950%, due 05/15/13- 04/22/15	3,522,386	0.6
EUR	3,064,000		MBNA Credit Card Master Note Trust, 5.600%, due 07/17/14	4,243,042	1.0
	$1,913,000	S	MBNA Credit Card Master Note Trust, 0.680%-6.800%, due 07/15/14- 07/15/15	1,954,879
	416,000	#	MBNA Master Credit Card Trust, 7.100%, due 09/15/13	422,651	0.1
			Other Securities	928,559	0.1
				18,005,453	2.9

See Accompanying Notes to Financial Statements
54

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
	Home Equity Asset-Backed Securities: 0.0%
$		Other Securities	$123,288	0.0
	Other Asset-Backed Securities: 0.6%
496,347	#	Atrium CDO Corp., 0.622%, due 10/27/16	469,048	0.1
213,777	#	Callidus Debt Partners Fund Ltd., 0.786%, due 05/15/15	206,295	0.0
479,126	#,S	Carlyle High Yield Partners, 0.656%, due 08/11/16	448,784	0.1
459,000	#	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	455,306	0.1
241,000	#	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	207,552
230,981	#	First CLO Ltd., 0.638%, due 07/27/16	225,553	0.0
335,168	#	GSC Partners CDO Fund Ltd., 0.664%, due 11/20/16	320,923	0.1
		Other Securities	1,390,832	0.2
			3,724,293	0.6
		Total Asset-Backed Securities ( Cost $22,237,171 )	21,853,034	3.5
COLLATERALIZED MORTGAGE OBLIGATIONS: 4.9%
766,000	#	American General Mortgage Loan Trust, 5.750%, due 09/25/48	777,577	0.1
170,000	#	Banc of America Large Loan, Inc., 5.334%, due 12/16/43	175,920
240,000	#	Banc of America Large Loan, Inc., 5.721%, due 10/10/45	235,005	0.1
280,000	#	Banc of America Large Loan, Inc., 5.816%, due 10/10/45	272,861

Principal Amount			Value	Percent of Net Assets
$120,000	#	Bear Stearns Commercial Mortgage Securities, 6.500%, due 02/15/32	$118,466	0.0
160,000	S	Bear Stearns Commercial Mortgage Securities, 8.050%, due 10/15/32	163,629
28,825,535	#,S, ^	Citigroup/Deutsche Bank Commercial Mortgage Trust, 0.124%, due 12/11/49	260,831	0.1
110,000		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.222%, due 07/15/44	107,271
540,000	#	Commercial Mortgage Pass-Through Certificates, 5.449%, due 02/05/19	542,332
1,090,000	#	Commercial Mortgage Pass-through Certificates, 0.761%, due 07/16/34	1,087,892	0.3
180,000	S	Commercial Mortgage Pass-through Certificates, 5.815%, due 12/10/49	193,950
11,841,797	#, ^	Credit Suisse First Boston Mortgage Securities Corp., 0.143%, due 02/15/38	110,966	0.0
41,155,359	#, ^	Credit Suisse Mortgage Capital Certificates, 0.126%, due 09/15/40	268,374
380,000	#	Credit Suisse Mortgage Capital Certificates, 5.342%, due 12/15/43	396,433	0.2
360,000		Credit Suisse Mortgage Capital Certificates, 5.378%, due 08/12/48	374,506
170,000	#	DLJ Commercial Mortgage Corp., 7.225%, due 06/10/31	185,511	0.1
134,107		DLJ Commercial Mortgage Corp., 8.490%, due 06/10/33	134,024

See Accompanying Notes to Financial Statements
55

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$100,000	#	GE Capital Commercial Mortgage Corp., 6.024%, due 12/10/37	$102,858	0.0
17,454,460	#, ^	Greenwich Capital Commercial Funding Corp., 0.310%, due 03/10/39	236,831	0.6
3,255,000	S	Greenwich Capital Commercial Funding Corp., 5.190%-5.883%, due 04/10/37- 12/10/49	3,459,205
350,000	#	GS Mortgage Securities Corp. II, 6.055%, due 07/12/38	353,152	0.1
270,000	#	JPMorgan Chase Commercial Mortgage Securities Corp., 4.070%, due 11/15/43	257,295
300,000	#	JPMorgan Chase Commercial Mortgage Securities Corp., 5.716%, due 03/12/39	307,267	0.8
100,000	#	JPMorgan Chase Commercial Mortgage Securities Corp., 6.335%, due 07/12/37	96,840
72,704,249	S, ^	JPMorgan Mortgage Trust, 0.153%-5.989%, due 07/25/35- 02/15/51	4,296,574
11,019,381	#, ^	LB-UBS Commercial Mortgage Trust, 0.715%, due 11/15/38	295,152
240,000	#	LB-UBS Commercial Mortgage Trust, 5.350%, due 09/15/37	237,938	0.6
8,466,364	S, ^	LB-UBS Commercial Mortgage Trust, 0.175%-5.901%, due 12/15/29- 11/15/40	3,142,669
8,610,326	#, ^	Merrill Lynch Mortgage Trust, 0.554%, due 02/12/51	185,670	0.0

Principal Amount			Value	Percent of Net Assets
$90,000	#	Morgan Stanley Dean Witter Capital I, 6.979%, due 10/15/35	$90,644	0.0
200,000	#	Morgan Stanley Dean Witter Capital I, 7.280%, due 12/15/35	212,100
4,416,374	#, ^	RBSCF Trust, 1.004%, due 04/15/24	129,848
600,000	#	RBSCF Trust, 5.336%, due 05/16/47	585,590	0.2
320,000	#	RBSCF Trust, 5.420%, due 01/19/49	311,839
350,000	#	Vornado DP LLC, 5.280%, due 09/13/28	344,004	0.1
260,000	#	Vornado DP LLC, 6.356%, due 09/13/28	259,491
250,000	#	Wachovia Bank Commercial Mortgage Trust, 5.125%, due 08/15/35	252,967	0.2
1,190,000	S	Wachovia Bank Commercial Mortgage Trust, 5.308%-5.500%, due 12/15/43- 11/15/48	1,206,973
540,000	#	Wells Fargo Commercial Mortgage Trust, 4.393%, due 11/15/43	535,051	0.1
		Other Securities (d)	8,002,941	1.3
		Total Collateralized Mortgage Obligations ( Cost $29,893,755 )	30,308,447	4.9
MUNICIPAL BONDS: 0.1%
	Louisiana: 0.1%
		Other Securities	574,212	0.1
		Total Municipal Bonds ( Cost $574,835 )	574,212	0.1

See Accompanying Notes to Financial Statements
56

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount				Value	Percent of Net Assets
OTHER BONDS: 3.2%
		Foreign Government Bonds: 3.2%
BRL	8,552,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/14	$4,876,984	0.8
KRW	4,569,000,000		Korea Treasury Bond, 4.750%, due 12/10/11	4,094,853	0.6
ZAR	27,546,994		South Africa Government International Bond, 7.250%, due 01/15/20	3,956,217	0.6
$			Other Securities	7,311,093	1.2
			Total Other Bonds ( Cost $19,653,588 )	20,239,147	3.2
			Total Long-Term Investments ( Cost $591,720,548 )	632,026,619	101.6
Shares				Value	Percent of Net Assets
SHORT-TERM INVESTMENTS: 4.2%
		Mutual Funds: 1.3%
	8,327,000		Blackrock Liquidity Funds TempFund Portfolio - Class I	$8,327,000	1.3
			Total Mutual Funds ( Cost $8,327,000 )	8,327,000	1.3
		Securities Lending Collateralcc: 2.9%
	16,920,534		BNY Mellon Overnight Government Fund (1)	16,920,534	2.7
	1,627,156	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	1,301,725	0.2
			Total Securities Lending Collateral ( Cost $18,547,690 )	18,222,259	2.9
			Total Short-Term Investments ( Cost $26,874,690 )	26,549,259	4.2
			Total Investments in Securities ( Cost $618,595,238 ) *	$658,575,878	105.8
			Other Assets and Liabilities - Net	(36,381,855)	(5.8)
			Net Assets	$622,194,023	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

&  Payment-in-kind

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W  Settlement is on a when-issued or delayed-delivery basis.

R  Restricted security

L  Loaned security, a portion or all of the security is on loan at December 31, 2010.

S  All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

BRL  Brazilian Real

EUR  EU Euro

KRW  South Korean Won

ZAR  South African Rand

(a)  The grouping contains securities in default.

(d)  The grouping contains Interest only securities.

*  Cost for federal income tax purposes is $623,622,651.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$47,472,635
Gross Unrealized Depreciation	(12,519,408)
Net Unrealized Appreciation	$34,953,227

See Accompanying Notes to Financial Statements
57

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$30,252,336	$8,456,569	$—	$38,708,905
Consumer Staples	21,704,034	5,767,849	—	27,471,883
Energy	32,743,414	9,863,217	—	42,606,631
Financials	36,607,359	22,957,245	—	59,564,604
Health Care	27,739,222	6,702,334	—	34,441,556
Industrials	29,289,884	11,398,053	—	40,687,937
Information Technology	52,273,838	8,378,181	—	60,652,019
Materials	14,764,066	9,307,538	—	24,071,604
Telecommunication Services	5,652,698	4,252,670	—	9,905,368
Utilities	5,766,876	5,223,102	—	10,989,978
Total Common Stock	256,793,727	92,306,758	—	349,100,485
Real Estate Investment Trusts	593,741	—	—	593,741
Exchange-Traded Funds	31,497,440	—	—	31,497,440
Preferred Stock	—	529,862	—	529,862
Positions In Purchased Options	—	47,275	—	47,275
Corporate Bonds/Notes	—	84,462,144	—	84,462,144
U.S. Government Agency Obligations	—	50,710,729	601,005	51,311,734
U.S. Treasury Obligations	—	41,509,098	—	41,509,098
Asset-Backed Securities	—	20,631,215	1,221,819	21,853,034
Collateralized Mortgage Obligations	—	30,308,447	—	30,308,447
Municipal Bonds	—	574,212	—	574,212
Foreign Government Bonds	—	20,239,147	—	20,239,147
Short-Term Investments	25,247,534	—	1,301,725	26,549,259
Total Investments, at value	$314,132,442	$341,318,887	$3,124,549	$658,575,878
Other Financial Instruments+:
Forward foreign currency contracts, at fair value		2,560,193	—	2,560,193
Futures	362,473	—	—	362,473
Swaps, at fair value	—	150,712	15,041	165,753
Total Assets	$314,494,915	$344,029,792	$3,139,590	$661,664,297
Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts, at fair value		$(2,568,076)	$—	$(2,568,076)
Futures	(175,742)	—	—	(175,742)
Swaps, at fair value	—	(770,321)	(7,381)	(777,702)
Written options, at fair value	—	(94,388)	—	(94,388)
Total Liabilities	$(175,742)	$(3,432,785)	$(7,381)	$(3,615,908)

See Accompanying Notes to Financial Statements
58

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/10
Asset Table
Investments, at value
Corporate Bonds/Notes	$192	$—	$—	$—	$—	$(192)	$—	$—	$—
U.S. Government Agency Obligations	—	623,391	—	209	—	(22,595)	—	—	601,005
Asset-Backed Securities	—	1,323,369	(123,553)	3,523	7,697	10,783	—	—	1,221,819
Short-Term Investments	1,301,725	—	—	—	—	—	—	—	1,301,725
Total Investments, at value	$1,301,917	$1,946,760	$(123,553)	$3,732	$7,697	$(12,004)	$—	$—	$3,124,549
Other Financial Instruments+:
Swaps, at fair value						15,041			15,041
Total Assets	$1,301,917	$1,946,760	$(123,553)	$3,732	$7,697	$3,037	$—	$—	$3,139,590
Liabilities Table
Other Financial Instruments+:
Swaps, at fair value						(7,381)			(7,381)
Total Liabilities	$—	$—	$—	$—	$—	$(7,381)	$—	$—	$(7,381)

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $(4,292).

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

'+  Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2010 the following forward foreign currency contracts were outstanding for the ING Balanced Portfolio:

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
BEST Direct Securities, LLC	Japanese Yen JPY 197,640,742	BUY	1/14/11	$2,393,000	$2,434,702	$41,702
BEST Direct Securities, LLC	Canadian Dollar CAD 349,474	BUY	1/14/11	348,000	351,382	3,382
BEST Direct Securities, LLC	EU Euro EUR 5,271,055	BUY	1/14/11	6,911,107	7,043,582	132,475
Charles Schwab	Japanese Yen JPY 126,248,049	BUY	1/14/11	1,513,000	1,555,228	42,228
Charles Schwab	Swiss Franc CHF 698,207	BUY	1/28/11	714,837	747,036	32,199
Citigroup, Inc.	Australian Dollar AUD 1,538,059	BUY	1/14/11	1,470,068	1,570,133	100,065
Citigroup, Inc.	Canadian Dollar CAD 9,866,440	BUY	1/14/11	9,652,190	9,920,301	268,111
Citigroup, Inc.	Canadian Dollar CAD 158,709	BUY	1/14/11	156,000	159,576	3,576
Citigroup, Inc.	EU Euro EUR 1,834,486	BUY	1/14/11	2,405,000	2,451,379	46,379
Citigroup, Inc.	EU Euro EUR 1,832,312	BUY	1/14/11	2,407,000	2,448,473	41,473
Citigroup, Inc.	EU Euro EUR 1,811,823	BUY	1/14/11	2,406,000	2,421,095	15,095
See Accompanying Notes to Financial Statements
59

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Japanese Yen JPY 122,155,721	BUY	1/14/11	$1,464,000	$1,504,815	$40,815
Citigroup, Inc.	Japanese Yen JPY 55,962,866	BUY	1/14/11	678,000	689,397	11,397
Citigroup, Inc.	Japanese Yen JPY 239,944,262	BUY	1/14/11	2,943,000	2,955,831	12,831
Citigroup, Inc.	South Korean Won KRW 459,093,000	BUY	1/28/11	398,000	403,842	5,842
Citigroup, Inc.	Mexican Peso MXN 17,002,598	BUY	1/14/11	1,368,000	1,375,418	7,418
Citigroup, Inc.	Mexican Peso MXN 8,183,190	BUY	1/14/11	662,000	661,976	(24)
Citigroup, Inc.	Swedish Krona SEK 15,941,456	BUY	1/28/11	2,309,975	2,367,990	58,015
Credit Suisse First Boston	Canadian Dollar CAD 496,977	BUY	1/14/11	497,000	499,690	2,690
Credit Suisse First Boston	EU Euro EUR 1,318,883	BUY	1/14/11	1,764,000	1,762,392	(1,608)
Credit Suisse First Boston	EU Euro EUR 114,248	BUY	1/14/11	151,000	152,666	1,666
Credit Suisse First Boston	British Pound GBP 724,788	BUY	1/28/11	1,143,000	1,129,763	(13,237)
Credit Suisse First Boston	British Pound GBP 627,301	BUY	1/28/11	968,000	977,806	9,806
Credit Suisse First Boston	New Zealand Dollar NZD 1,057,892	BUY	1/14/11	798,000	823,328	25,328
Credit Suisse First Boston	Swedish Krona SEK 1,171,643	BUY	1/28/11	172,000	174,039	2,039
Deutsche Bank AG	Australian Dollar AUD 1,623,768	BUY	1/14/11	1,644,000	1,657,629	13,629
Deutsche Bank AG	Canadian Dollar CAD 1,237,794	BUY	1/14/11	1,233,000	1,244,551	11,551
Deutsche Bank AG	Canadian Dollar CAD 428,910	BUY	1/14/11	425,000	431,251	6,251
Deutsche Bank AG	EU Euro EUR 462,446	BUY	1/14/11	612,000	617,955	5,955
Deutsche Bank AG	EU Euro EUR 1,103,026	BUY	1/14/11	1,480,000	1,473,947	(6,053)
Deutsche Bank AG	British Pound GBP 5,011,120	BUY	1/28/11	7,884,386	7,811,080	(73,306)
Deutsche Bank AG	Mexican Peso MXN 8,242,442	BUY	1/14/11	665,000	666,769	1,769
Deutsche Bank AG	Norwegian Krone NOK 8,926,280	BUY	1/28/11	1,492,476	1,527,614	35,138
Deutsche Bank AG	New Zealand Dollar NZD 1,556,526	BUY	1/14/11	1,188,000	1,211,400	23,400
HSBC	Australian Dollar AUD 2,010,520	BUY	1/14/11	1,960,000	2,052,446	92,446
HSBC	EU Euro EUR 1,836,722	BUY	1/14/11	2,407,000	2,454,366	47,366
HSBC	Mexican Peso MXN 15,117,385	BUY	1/14/11	1,219,000	1,222,914	3,914
HSBC	Singapore Dollar SGD 2,746,292	BUY	1/28/11	2,102,827	2,140,033	37,206
Credit Suisse First Boston	Swiss Franc CHF 821,078	BUY	1/28/11	855,000	878,500	23,500
Credit Suisse First Boston	South Korean Won KRW 532,450,000	BUY	1/28/11	463,000	468,371	5,371
Credit Suisse First Boston	Swedish Krona SEK 267,451	BUY	1/28/11	39,000	39,728	728
Credit Suisse First Boston	EU Euro EUR 3,681,008	BUY	1/14/11	4,814,000	4,918,841	104,841
Credit Suisse First Boston	Japanese Yen JPY 39,073,554	BUY	1/14/11	468,000	481,340	13,340
Credit Suisse First Boston	Japanese Yen JPY 518,434,872	BUY	1/14/11	6,155,999	6,386,508	230,509
JPMorgan Chase & Co.	Australian Dollar AUD 790,164	BUY	1/14/11	776,000	806,641	30,641
JPMorgan Chase & Co.	Canadian Dollar CAD 100,476	BUY	1/14/11	100,000	101,024	1,024

See Accompanying Notes to Financial Statements
60

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	Swiss Franc CHF 298,800	BUY	1/28/11	$309,000	$319,697	$10,697
JPMorgan Chase & Co.	Japanese Yen JPY 23,563,540	BUY	1/14/11	280,000	290,275	10,275
JPMorgan Chase & Co.	Japanese Yen JPY 53,502,000	BUY	1/14/11	639,000	659,082	20,082
JPMorgan Chase & Co.	South Korean Won KRW 168,021,000	BUY	1/28/11	147,000	147,800	800
JPMorgan Chase & Co.	Mexican Peso MXN 12,402	BUY	1/14/11	1,000	1,003	3
JPMorgan Chase & Co.	New Zealand Dollar NZD 513,456	BUY	1/14/11	391,000	399,608	8,608
JPMorgan Chase & Co.	Swedish Krona SEK 3,515,181	BUY	1/28/11	513,000	522,155	9,155
Morgan Stanley	Australian Dollar AUD 1,610,439	BUY	1/14/11	1,577,000	1,644,022	67,022
Morgan Stanley	Australian Dollar AUD 1,037,954	BUY	1/14/11	1,019,000	1,059,599	40,599
Morgan Stanley	Australian Dollar AUD 1,836,016	BUY	1/14/11	1,825,000	1,874,303	49,303
Morgan Stanley	Australian Dollar AUD 245,269	BUY	1/14/11	244,000	250,384	6,384
Credit Suisse First Boston	Australian Dollar AUD 1,063,598	BUY	1/14/11	1,066,333	1,085,778	19,445
Morgan Stanley	Australian Dollar AUD 1,062,806	BUY	1/14/11	1,066,333	1,084,969	18,636
Morgan Stanley	Canadian Dollar CAD 807,219	BUY	1/14/11	803,000	811,626	8,626
Morgan Stanley	Canadian Dollar CAD 542,153	BUY	1/14/11	537,000	545,113	8,113
Morgan Stanley	Swiss Franc CHF 494,615	BUY	1/28/11	529,000	529,206	206
Morgan Stanley	Danish Krone DKK 2,787,869	BUY	1/28/11	496,710	499,756	3,046
Morgan Stanley	EU Euro EUR 1,873,863	BUY	1/14/11	2,451,468	2,503,997	52,529
Morgan Stanley	EU Euro EUR 1,859,478	BUY	1/14/11	2,440,000	2,484,775	44,775
Morgan Stanley	EU Euro EUR 1,835,523	BUY	1/14/11	2,405,000	2,452,765	47,765
Morgan Stanley	EU Euro EUR 1,082,149	BUY	1/14/11	1,432,000	1,446,049	14,049
Morgan Stanley	EU Euro EUR 1,345,993	BUY	1/14/11	1,780,000	1,798,617	18,617
Morgan Stanley	British Pound GBP 699,438	BUY	1/28/11	1,075,000	1,090,249	15,249
Morgan Stanley	Indonesian Rupiah IDR 8,951,290,000	BUY	1/14/11	982,794	991,284	8,490
Morgan Stanley	Indian Rupee INR 130,780,440	BUY	1/14/11	2,817,937	2,917,242	99,305
Morgan Stanley	Japanese Yen JPY 98,254,044	BUY	1/14/11	1,187,000	1,210,374	23,374
Morgan Stanley	Japanese Yen JPY 98,240,987	BUY	1/14/11	1,187,000	1,210,213	23,213
Morgan Stanley	South Korean Won KRW 279,600,000	BUY	1/28/11	240,000	245,951	5,951
Morgan Stanley	South Korean Won KRW 500,976,800	BUY	1/28/11	437,000	440,685	3,685
Morgan Stanley	South Korean Won KRW 328,626,300	BUY	1/28/11	291,000	289,077	(1,923)
Morgan Stanley	Mexican Peso MXN 11,736,256	BUY	1/14/11	952,000	949,399	(2,601)
Morgan Stanley	Norwegian Krone NOK 3,045,230	BUY	1/28/11	509,000	521,151	12,151
Morgan Stanley	Norwegian Krone NOK 5,693,257	BUY	1/28/11	955,000	974,325	19,325
Morgan Stanley	New Zealand Dollar NZD 4,261,911	BUY	1/14/11	3,175,000	3,316,924	141,924
Morgan Stanley	New Zealand Dollar NZD 1,347,602	BUY	1/14/11	1,007,000	1,048,801	41,801

See Accompanying Notes to Financial Statements
61

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	Philippine Peso PHP 85,606,910	BUY	1/28/11	$1,954,139	$1,954,674	$535
Morgan Stanley	Swedish Krona SEK 453,201	BUY	1/28/11	66,000	67,320	1,320
Morgan Stanley	Australian Dollar AUD 1,063,014	BUY	1/14/11	1,066,333	1,085,182	18,849
UBS Warburg LLC	Japanese Yen JPY 117,123,119	BUY	1/14/11	1,389,000	1,442,819	53,819
UBS Warburg LLC	Japanese Yen JPY 75,889,914	BUY	1/14/11	908,000	934,874	26,874
						$2,448,959
BEST Direct Securities, LLC	Mexican Peso MXN 3,131,748	SELL	1/14/11	253,000	253,341	(341)
BEST Direct Securities, LLC	EU Euro EUR 1,832,957	SELL	1/14/11	2,407,000	2,449,335	(42,335)
BEST Direct Securities, LLC	EU Euro EUR 1,835,653	SELL	1/14/11	2,407,000	2,452,938	(45,938)
BEST Direct Securities, LLC	EU Euro EUR 1,837,841	SELL	1/14/11	2,407,000	2,455,862	(48,862)
BEST Direct Securities, LLC	South African Rand ZAR 15,831,114	SELL	1/14/11	2,231,998	2,398,045	(166,047)
BEST Direct Securities, LLC	New Zealand Dollar NZD 2,436,278	SELL	1/14/11	1,813,000	1,896,086	(83,086)
BEST Direct Securities, LLC	EU Euro EUR 1,852,440	SELL	1/14/11	2,405,000	2,475,370	(70,370)
BEST Direct Securities, LLC	EU Euro EUR 1,296,833	SELL	1/14/11	1,700,333	1,732,926	(32,593)
BEST Direct Securities, LLC	EU Euro EUR 1,882,469	SELL	1/14/11	2,466,000	2,515,497	(49,497)
BEST Direct Securities, LLC	Australian Dollar AUD 586,739	SELL	1/14/11	562,000	598,974	(36,974)
Charles Schwab	Japanese Yen JPY 96,277,250	SELL	1/14/11	1,148,000	1,186,022	(38,022)
Charles Schwab	Brazilian Real BRL 4,276,409	SELL	1/28/11	2,483,252	2,559,036	(75,784)
Charles Schwab	Brazilian Real BRL 4,016,962	SELL	1/28/11	2,332,595	2,403,781	(71,186)
Charles Schwab	South Korean Won KRW 2,199,881,979	SELL	1/28/11	1,923,394	1,935,131	(11,737)
Citigroup, Inc.	Mexican Peso MXN 18,973,176	SELL	1/14/11	1,508,022	1,534,827	(26,805)
Citigroup, Inc.	Mexican Peso MXN 9,034,989	SELL	1/14/11	716,000	730,881	(14,881)
Citigroup, Inc.	Mexican Peso MXN 4,944,966	SELL	1/14/11	393,035	400,021	(6,986)
Citigroup, Inc.	EU Euro EUR 479,670	SELL	1/14/11	639,000	640,971	(1,971)
Citigroup, Inc.	New Zealand Dollar NZD 814,463	SELL	1/14/11	619,000	633,873	(14,873)
Citigroup, Inc.	British Pound GBP 28,956	SELL	1/28/11	45,000	45,135	(135)
Citigroup, Inc.	Mexican Peso MXN 9,193,370	SELL	1/14/11	736,000	743,694	(7,694)
Citigroup, Inc.	New Zealand Dollar NZD 1,434,448	SELL	1/14/11	1,072,000	1,114,018	(42,018)
Citigroup, Inc.	Mexican Peso MXN 9,213,591	SELL	1/14/11	740,000	745,329	(5,329)
Citigroup, Inc.	Australian Dollar AUD 1,689,715	SELL	1/14/11	1,715,000	1,724,951	(9,951)
Citigroup, Inc.	Canadian Dollar CAD 839,018	SELL	1/14/11	839,000	843,599	(4,599)
Citigroup, Inc.	Swedish Krona SEK 3,638,975	SELL	1/28/11	539,000	540,544	(1,544)
Credit Suisse First Boston	South Korean Won KRW 157,734,000	SELL	1/28/11	138,000	138,751	(751)
Credit Suisse First Boston	Japanese Yen JPY 164,563,440	SELL	1/14/11	1,966,000	2,027,228	(61,228)
Credit Suisse First Boston	Norwegian Krone NOK 2,878,542	SELL	1/28/11	487,000	492,624	(5,624)

See Accompanying Notes to Financial Statements
62

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Credit Suisse First Boston	Swiss Franc CHF 307,950	SELL	1/28/11	$321,000	$329,487	$(8,487)
Credit Suisse First Boston	New Zealand Dollar NZD 1,418,506	SELL	1/14/11	1,064,000	1,103,983	(39,983)
Credit Suisse First Boston	British Pound GBP 1,590,674	SELL	1/28/11	2,470,000	2,479,462	(9,462)
Credit Suisse First Boston	Swiss Franc CHF 2,397,967	SELL	1/28/11	2,470,000	2,565,670	(95,670)
Credit Suisse First Boston	Japanese Yen JPY 181,433,333	SELL	1/14/11	2,211,000	2,235,045	(24,045)
Credit Suisse First Boston	EU Euro EUR 1,200,778	SELL	1/14/11	1,577,000	1,604,570	(27,570)
Credit Suisse First Boston	British Pound GBP 431,891	SELL	1/28/11	666,000	673,209	(7,209)
Deutsche Bank AG	EU Euro EUR 1,845,706	SELL	1/14/11	2,447,000	2,466,372	(19,372)
Deutsche Bank AG	Japanese Yen JPY 76,280,808	SELL	1/14/11	908,000	939,690	(31,690)
Deutsche Bank AG	New Zealand Dollar NZD 413,306	SELL	1/14/11	309,000	321,664	(12,664)
Deutsche Bank AG	New Zealand Dollar NZD 316,160	SELL	1/14/11	236,000	246,058	(10,058)
Deutsche Bank AG	Norwegian Krone NOK 4,940,045	SELL	1/28/11	833,000	845,423	(12,423)
Deutsche Bank AG	British Pound GBP 424,749	SELL	1/28/11	674,000	662,078	11,922
Deutsche Bank AG	New Zealand Dollar NZD 1,075,447	SELL	1/14/11	812,000	836,990	(24,990)
Deutsche Bank AG	New Zealand Dollar NZD 981,718	SELL	1/14/11	723,000	764,043	(41,043)
Deutsche Bank AG	Swiss Franc CHF 487,351	SELL	1/28/11	513,000	521,433	(8,433)
HSBC	South African Rand ZAR 10,973,074	SELL	1/14/11	1,531,290	1,662,165	(130,875)
HSBC	Canadian Dollar CAD 1,236,006	SELL	1/14/11	1,202,000	1,242,753	(40,753)
HSBC	EU Euro EUR 1,840,144	SELL	1/14/11	2,407,000	2,458,939	(51,939)
HSBC	Mexican Peso MXN 14,701,439	SELL	1/14/11	1,178,000	1,189,266	(11,266)
Credit Suisse First Boston	Swedish Krona SEK 2,733,412	SELL	1/28/11	400,000	406,029	(6,029)
Credit Suisse First Boston	British Pound GBP 789,009	SELL	1/28/11	1,215,000	1,229,867	(14,867)
Credit Suisse First Boston	British Pound GBP 540,017	SELL	1/28/11	830,000	841,751	(11,751)
Credit Suisse First Boston	British Pound GBP 1,596,472	SELL	1/28/11	2,471,000	2,488,499	(17,499)
Credit Suisse First Boston	British Pound GBP 1,597,930	SELL	1/28/11	2,471,000	2,490,772	(19,772)
Credit Suisse First Boston	New Zealand Dollar NZD 1,371,275	SELL	1/14/11	1,018,613	1,067,224	(48,611)
JPMorgan Chase & Co.	Japanese Yen JPY 19,279,464	SELL	1/14/11	229,000	237,500	(8,500)
JPMorgan Chase & Co.	Japanese Yen JPY 30,825,780	SELL	1/14/11	372,000	379,737	(7,737)
JPMorgan Chase & Co.	Japanese Yen JPY 79,611,760	SELL	1/14/11	956,000	980,723	(24,723)
JPMorgan Chase & Co.	Swedish Krona SEK 315,448	SELL	1/28/11	46,000	46,858	(858)
JPMorgan Chase & Co.	Australian Dollar AUD 37,648	SELL	1/14/11	37,000	38,433	(1,433)
Morgan Stanley	EU Euro EUR 1,625,083	SELL	1/14/11	2,158,320	2,171,559	(13,239)
Morgan Stanley	Canadian Dollar CAD 1,582,730	SELL	1/14/11	1,551,000	1,591,371	(40,371)
Morgan Stanley	Canadian Dollar CAD 2,509,201	SELL	1/14/11	2,440,000	2,522,899	(82,899)
Morgan Stanley	Australian Dollar AUD 2,003,414	SELL	1/14/11	1,913,000	2,045,192	(132,192)

See Accompanying Notes to Financial Statements
63

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Morgan Stanley	Australian Dollar AUD 780,096	SELL	1/14/11	$751,000	$796,364	$(45,364)
Morgan Stanley	EU Euro EUR 761,803	SELL	1/14/11	1,007,000	1,017,979	(10,979)
Morgan Stanley	Australian Dollar AUD 760,844	SELL	1/14/11	750,000	776,710	(26,710)
Morgan Stanley	EU Euro EUR 527,821	SELL	1/14/11	701,000	705,314	(4,314)
Morgan Stanley	New Zealand Dollar NZD 600,173	SELL	1/14/11	454,000	467,098	(13,098)
Morgan Stanley	Canadian Dollar CAD 1,425,211	SELL	1/14/11	1,409,000	1,432,991	(23,991)
Morgan Stanley	New Zealand Dollar NZD 1,087,634	SELL	1/14/11	812,000	846,474	(34,474)
Morgan Stanley	South Korean Won KRW 524,086,200	SELL	1/28/11	459,000	461,013	(2,013)
Morgan Stanley	Canadian Dollar CAD 281,882	SELL	1/14/11	280,000	283,420	(3,420)
Morgan Stanley	Canadian Dollar CAD 2,497,975	SELL	1/14/11	2,470,000	2,511,612	(41,612)
Morgan Stanley	Mexican Peso MXN 25,241,934	SELL	1/14/11	2,026,000	2,041,935	(15,935)
Morgan Stanley	EU Euro EUR 562,912	SELL	1/14/11	737,000	752,205	(15,205)
Morgan Stanley	Canadian Dollar CAD 731,912	SELL	1/14/11	726,000	735,907	(9,907)
Morgan Stanley	EU Euro EUR 1,281,649	SELL	1/14/11	1,685,000	1,712,636	(27,636)
Morgan Stanley	EU Euro EUR 1,281,688	SELL	1/14/11	1,685,000	1,712,688	(27,688)
Morgan Stanley	EU Euro EUR 1,281,454	SELL	1/14/11	1,685,000	1,712,375	(27,375)
Morgan Stanley	New Zealand Dollar NZD 941,989	SELL	1/14/11	705,000	733,124	(28,124)
Morgan Stanley	Canadian Dollar CAD 332,836	SELL	1/14/11	333,000	334,653	(1,653)
Morgan Stanley	EU Euro EUR 1,150,665	SELL	1/14/11	1,508,000	1,537,605	(29,605)
UBS Warburg LLC	Australian Dollar AUD 1,325,995	SELL	1/14/11	1,289,000	1,353,647	(64,647)
UBS Warburg LLC	EU Euro EUR 313,887	SELL	1/14/11	420,000	419,440	560
						$(2,456,842)

ING Balanced Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Australia 10-Year Bond	14	03/15/11	$1,479,198	$6,076
Australia 3-Year Bond	20	03/15/11	2,084,835	26
Canada 10-Year Bond	16	03/22/11	1,972,202	4,294
Euro-Bund	124	03/08/11	20,764,155	3,183
Euro-Schatz	185	03/08/11	26,947,904	(3,029)
Japan 10-Year Bond (TSE)	6	03/10/11	10,391,181	43,292
Long Gilt	39	03/29/11	7,265,529	(63,896)
Short Gilt	13	03/29/11	2,214,297	(7,713)
U.S. Treasury 2-Year Note	45	03/31/11	9,850,782	8,607
U.S. Treasury 5-Year Note	24	03/31/11	2,825,250	(35,357)
U.S. Treasury Long Bond	5	03/22/11	610,625	(21,106)
U.S. Treasury Ultra Long Bond	14	03/22/11	1,779,313	(20,980)
			$88,185,271	$(86,603)

See Accompanying Notes to Financial Statements
64

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Short Contracts
Euro-Bobl 5-Year	95	03/08/11	$15,079,043	$19,262
Medium Gilt	24	03/29/11	4,315,435	32,193
U.S. Treasury 2-Year Note	52	03/31/11	11,383,126	6,369
U.S. Treasury 5-Year Note	31	03/31/11	3,649,281	55,868
U.S. Treasury 10-Year Note	55	03/22/11	6,624,062	(23,661)
U.S. Treasury Long Bond	60	03/22/11	7,327,500	183,303
			$48,378,447	$273,334

ING Balanced Portfolio Credit Default Swap Agreements Outstanding on December 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Notional Amount(4)		Fair Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	140,000	$14,083	$25,745	$(11,662)
Citigroup, Inc.	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	284,000	28,570	50,122	(21,552)
JPMorgan Chase & Co.	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	959,000	96,474	92,107	4,367
							$139,127	$167,974	$(28,847)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(2)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate (%)	Termination Date	Implied Credit Spread at 12/31/10 (%)(3)	Notional Amount(4)		Fair Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Global Funding LLC	Sell	5.000	09/20/13	27.381	USD	139,000	$(56,683)	$(28,441)	$(28,242)
Citigroup, Inc.	MBIA Global Funding LLC	Sell	5.000	09/20/13	27.381	USD	284,000	(115,813)	(63,390)	(52,423)
Goldman Sachs & Co.	MBIA Global Funding LLC	Sell	5.000	09/20/13	27.381	USD	241,000	(98,277)	(48,686)	(49,591)
JPMorgan Chase & Co.	MBIA Global Funding LLC	Sell	5.000	09/20/13	27.381	USD	480,000	(195,740)	(48,663)	(147,077)
								$(466,513)	$(189,180)	$(277,333)

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(3)  Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted fair prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  The maximum amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(5)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

See Accompanying Notes to Financial Statements
65

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

ING Balanced Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2010:

	Termination Date	Notional Amount		Fair Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive a fixed rate equal to 2.056% and pay a floating rate based on 3-month CAD-BA-CDOR Counterparty: Citigroup, Inc.	07/28/13	CAD	6,000,000	$11,585	$—	$11,585
Receive a fixed rate equal to 1.803% and pay a floating rate based on 6-month CAD-BA-CDOR Counterparty: Deutsche Bank AG	09/21/13	CAD	5,000,000	(29,090)	—	(29,090)
Pay a fixed rate equal to 4.140% and receive a floating rate based on the 6-month Tasa Nominal Anual Promedio (TNA) Counterparty: Deutsche Bank AG	10/19/12	CLP	937,955,000	15,041	—	15,041
Receive a fixed rate equal to 5.800% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citigroup, Inc.	07/17/15	MXN	15,020,000	(31,312)	—	(31,312)
Receive a fixed rate equal to 6.225% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Citigroup, Inc.	07/17/15	MXN	23,000,000	(15,416)	—	(15,416)
Receive a fixed rate equal to 5.950% and pay a floating rate based on 28-day MXN-TIIE-BANXICO Counterparty: Deutsche Bank AG	11/12/15	MXN	12,187,000	(24,568)	—	(24,568)
Pay a fixed rate equal to 3.478% and receive a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Citigroup, Inc.	05/11/20	USD	6,583,000	(114,693)	—	(114,693)
Pay a fixed rate equal to 2.870% and receive a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Credit Suisse First Boston	12/24/17	USD	5,000,000	(22,061)	—	(22,061)
Pay a fixed rate equal to 3.444% and receive a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Credit Suisse First Boston	12/24/20	USD	9,000,000	(66,668)	—	(66,668)
				$(277,182)	$—	$(277,182)

ING Balanced Portfolio Cross-Currency Inflation-Linked Swap Agreements Outstanding on December 31, 2010:

Counterparty	Notional Amount on Fixed Rate (Currency Received)	Notional Amount on Floating Rate (Currency Delivered)		Floating Rate	Fixed Rate	Termination Date	Fair Value	Upfront Payment Paid (Received)	Unrealized Appreciation
Deutsche Bank AG	U.F. 43,910	CLP	937,955,000	6-month Tasa Nominal Anual Promedio (TNA)	0.88%	10/19/12	$(7,381)	$—	$(7,381)
							$(7,381)	$—	$(7,381)

Unidad de Fomento (U.F.). A Chilean currency unit indexed according to inflation. The index is calculated on a monthly basis effective on the 10th day of the current month until the 9th day of the following month, with the value of the U.F. adjusted daily.

ING Balanced Portfolio Written Currency Options Outstanding on December 31, 2010:

Foreign Currency Options

Description	Counterparty	Exercise Price	Expiration Date	Notional Amount		Premiums Received	Fair Value
Currency Option OTC EUR Call vs USD Put	Morgan Stanley	1.360	01/14/11	USD	2,500,000	$11,875	$(8,698)
Currency Option OTC EUR Call vs USD Put	Morgan Stanley	1.360	01/21/11	USD	2,400,000	16,080	(13,318)
Currency Option OTC EUR Call vs USD Put	Morgan Stanley	1.375	01/21/11	USD	2,450,000	12,250	(7,213)
Currency Option OTC EUR Call vs USD Put	Morgan Stanley	1.450	01/21/11	USD	19,600,000	222,460	(1,257)
Currency Option OTC JPY Call vs USD Put	Morgan Stanley	81.000	02/09/11	USD	4,900,000	30,870	(63,902)
						$293,535	$(94,388)

See Accompanying Notes to Financial Statements
66

  SUMMARY PORTFOLIO OF INVESTMENTS
ING BALANCED PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Investments in securities at value*	$47,275
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	2,560,193
Credit contracts	Swaps, at fair value	139,127
Interest rate contracts	Swaps, at fair value	26,626
Interest rate contracts	Net Assets — Unrealized appreciation**	362,473
Total Asset Derivatives		$3,135,694
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$2,568,076
Credit contracts	Swaps, at fair value	466,513
Interest rate contracts	Swaps, at fair value	311,189
Interest rate contracts	Net Assets — Unrealized depreciation**	175,742
Foreign exchange contracts	Written options, at fair value	94,388
Total Liability Derivatives		$3,615,908

*  Includes purchased options.

**  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2010 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$(176,498)	$—	$—	$(259,050)	$103,165	$(332,383)
Equity contracts	—	—	516,197	—	—	516,197
Foreign exchange contracts	(234,190)	(2,484,340)	—	—	274,990	(2,443,540)
Interest rate contracts	—	—	270,677	109,209	88,216	468,102
Total	$(410,688)	$(2,484,340)	$786,874	$(149,841)	$466,371	$(1,791,624)
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(210,984)	$—	$(210,984)
Equity contracts	—	—	(100,697)	—	—	(100,697)
Foreign exchange contracts	(340,070)	(46,542)	—	—	199,147	(187,465)
Interest rate contracts	—	—	(236,425)	(284,563)	—	(520,988)
Total	$(340,070)	$(46,542)	$(337,122)	$(495,547)	$199,147	$(1,020,134)

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements
67

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 98.0%
	Consumer Discretionary: 9.8%
1,936,300		Comcast Corp. - Class A	$42,540,511	1.5
965,271	@	DIRECTV	38,543,271	1.4
1,659,500	L	International Game Technology	29,356,555	1.1
1,249,232		Macy's, Inc.	31,605,570	1.2
1,253,900		Wyndham Worldwide Corp.	37,566,844	1.4
		Other Securities	89,044,212	3.2
			268,656,963	9.8
	Consumer Staples: 9.7%
1,256,400		Coca-Cola Enterprises, Inc.	31,447,692	1.1
1,164,882		PepsiCo, Inc.	76,101,741	2.8
917,192		Procter & Gamble Co.	59,002,961	2.1
1,452,600		Wal-Mart Stores, Inc.	78,338,718	2.9
		Other Securities	20,783,790	0.8
			265,674,902	9.7
	Energy: 13.4%
1,089,200		Arch Coal, Inc.	38,187,352	1.4
1,885,315		ExxonMobil Corp.	137,854,233	5.0
544,415		National Oilwell Varco, Inc.	36,611,909	1.4
596,100		Schlumberger Ltd.	49,774,350	1.8
944,600		Suncor Energy, Inc.	36,168,734	1.3
399,400	@	Transocean Ltd.	27,762,294	1.0
		Other Securities	41,916,703	1.5
			368,275,575	13.4
	Financials: 16.3%
1,875,673	@, L	Blackstone Group LP	26,540,773	1.0
14,365,800	@	Citigroup, Inc.	67,950,234	2.5
844,400	L	Comerica, Inc.	35,667,456	1.3
167,100		Goldman Sachs Group, Inc.	28,099,536	1.0
2,140,960		JPMorgan Chase & Co.	90,819,523	3.3
595,300		Prudential Financial, Inc.	34,950,063	1.3
539,685		Reinsurance Group of America, Inc.	28,986,481	1.1
2,755,400		Wells Fargo & Co.	85,389,846	3.1
1,535,600		XL Group PLC	33,506,792	1.2
		Other Securities	14,018,224	0.5
			445,928,928	16.3
	Health Care: 10.2%
966,200		Aetna, Inc.	29,478,762	1.1
1,181,300		AmerisourceBergen Corp.	40,305,956	1.5

Shares			Value	Percent of Net Assets
	Health Care (continued)
627,100	@	Medco Health Solutions, Inc.	$38,422,417	1.4
1,625,100		Merck & Co., Inc.	58,568,604	2.1
3,709,217		Pfizer, Inc.	64,948,390	2.4
		Other Securities	48,484,469	1.7
			280,208,598	10.2
	Industrials: 10.8%
578,600		Boeing Co.	37,759,436	1.4
474,200	@	Cooper Industries PLC	27,641,118	1.0
642,900		Fluor Corp.	42,598,554	1.6
2,640,900		General Electric Co.	48,302,061	1.8
408,530	@	TransDigm Group, Inc.	29,418,245	1.1
298,980		Union Pacific Corp.	27,703,487	1.0
517,859	@	WABCO Holdings, Inc.	31,553,149	1.1
		Other Securities	49,421,333	1.8
			294,397,383	10.8
	Information Technology: 19.5%
368,607	@	Apple, Inc.	118,897,874	4.3
116,600	@	Google, Inc. - Class A	69,256,902	2.5
2,647,300		Intel Corp.	55,672,719	2.0
2,602,800	L	Jabil Circuit, Inc.	52,290,252	1.9
2,078,400	@	Marvell Technology Group Ltd.	38,554,320	1.4
3,615,761		Microsoft Corp.	100,952,048	3.7
1,593,917		Qualcomm, Inc.	78,882,952	2.9
		Other Securities	20,919,120	0.8
			535,426,187	19.5
	Materials: 3.9%
717,100		EI Du Pont de Nemours & Co.	35,768,948	1.3
1,451,800		Packaging Corp. of America	37,514,512	1.4
576,100	L	United States Steel Corp.	33,655,762	1.2
			106,939,222	3.9
	Telecommunication Services: 2.6%
6,587,700	@	Sprint Nextel Corp.	27,865,971	1.0
1,191,300		Verizon Communications, Inc.	42,624,714	1.6
			70,490,685	2.6
	Utilities: 1.8%
2,595,300	L	Great Plains Energy, Inc.	50,322,867	1.8
		Total Common Stock ( Cost $2,219,462,869 )	2,686,321,310	98.0

See Accompanying Notes to Financial Statements
68

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
CORPORATE BONDS/NOTES: 0.0%
	Energy: 0.0%
		Other Securities	$—	0.0
	Utilities: 0.0%
		Other Securities	—	0.0
		Total Corporate Bonds/Notes ( Cost $— )	—	0.0
		Total Long-Term Investments ( Cost $2,219,462,869 )	2,686,321,310	98.0
Shares			Value	Percent of Net Assets
SHORT-TERM INVESTMENTS: 4.7%
	Mutual Funds: 2.1%
56,996,000		Blackrock Liquidity Funds TempFund Portfolio - Class I	$56,996,000	2.1
		Total Mutual Funds ( Cost $56,996,000 )	56,996,000	2.1
	Securities Lending Collateralcc: 2.6%
70,524,418		BNY Mellon Overnight Government Fund (1)	70,524,418	2.6
822,936	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	658,349	0.0
		Total Securities Lending Collateral ( Cost $71,347,354)	71,182,767	2.6
		Total Short-Term Investments ( Cost $128,343,354 )	128,178,767	4.7
		Total Investments in Securities ( Cost $2,347,806,223 ) *	$2,814,500,077	102.7
		Other Assets and Liabilities - Net	(74,134,157)	(2.7)
		Net Assets	$2,740,365,920	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R  Restricted security

L  Loaned security, a portion or all of the security is on loan at December 31, 2010.

*  Cost for federal income tax purposes is $2,388,728,598.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$476,758,851
Gross Unrealized Depreciation	(50,987,372)
Net Unrealized Appreciation	$425,771,479

See Accompanying Notes to Financial Statements
69

  SUMMARY PORTFOLIO OF INVESTMENTS
ING GROWTH AND INCOME PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock*	$2,686,321,310	$—	$—	$2,686,321,310
Short-Term Investments	127,520,418	—	658,349	128,178,767
Total Investments, at value	$2,813,841,728	$—	$658,349	$2,814,500,077

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers out of Level 3	Ending Balance 12/31/10
Asset Table
Investments, at value
Short-Term Investments	$337,614	$—	$—	$—	$—	$—	$320,735	$—	$658,349
Total Investments, at value	$337,614	$—	$—	$—	$—	$—	$320,735	$—	$658,349

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

*  For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements
70

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 91.6%
	Consumer Discretionary: 14.6%
142,237		Arbitron, Inc.	$5,905,680	0.9
312,200	@	Collective Brands, Inc.	6,587,420	1.0
246,100		Cooper Tire & Rubber Co.	5,803,038	0.9
227,800	@	Dress Barn, Inc.	6,018,476	1.0
121,498	@	Jo-Ann Stores, Inc.	7,316,610	1.2
160,100	@	Life Time Fitness, Inc.	6,562,499	1.0
385,949	@	OfficeMax, Inc.	6,831,293	1.1
184,100	@	Papa John's International, Inc.	5,099,570	0.8
332,700		Regis Corp.	5,522,820	0.9
158,300		Wolverine World Wide, Inc.	5,046,604	0.8
		Other Securities	31,289,919	5.0
			91,983,929	14.6
	Consumer Staples: 2.0%
131,800		Casey's General Stores, Inc.	5,602,818	0.9
		Other Securities	6,887,193	1.1
			12,490,011	2.0
	Energy: 5.3%
134,900	@	Bill Barrett Corp.	5,548,437	0.9
162,615	@	Carrizo Oil & Gas, Inc.	5,608,591	0.9
73,800	@	Dril-Quip, Inc.	5,735,736	0.9
371,700	@	McMoRan Exploration Co.	6,370,938	1.0
121,900	@	Unit Corp.	5,665,912	0.9
		Other Securities	4,439,465	0.7
			33,369,079	5.3
	Financials: 14.1%
161,620		Cash America International, Inc.	5,968,627	1.0
311,754		FirstMerit Corp.	6,169,612	1.0
102,400		IBERIABANK Corp.	6,054,912	1.0
143,288	@	Piper Jaffray Cos.	5,016,513	0.8
135,218		Prosperity Bancshares, Inc.	5,311,363	0.8
101,354	@	Stifel Financial Corp.	6,288,002	1.0
107,600	@	SVB Financial Group	5,708,180	0.9
		Other Securities	48,132,095	7.6
			88,649,304	14.1
	Health Care: 10.5%
349,606	@	Healthsouth Corp.	7,240,340	1.1
225,000	@	PSS World Medical, Inc.	5,085,000	0.8
132,000		Universal Health Services, Inc.	5,731,440	0.9
		Other Securities	48,317,309	7.7
			66,374,089	10.5

Shares			Value	Percent of Net Assets
	Industrials: 16.4%
103,311	@	Atlas Air Worldwide Holdings, Inc.	$5,767,853	0.9
246,900		Barnes Group, Inc.	5,103,423	0.8
169,300		Brady Corp.	5,520,873	0.9
317,300		Heartland Express, Inc.	5,083,146	0.8
85,200		Regal-Beloit Corp.	5,687,952	0.9
119,500	@	Teledyne Technologies, Inc.	5,254,415	0.8
103,300		Watsco, Inc.	6,516,164	1.0
161,400		Watts Water Technologies, Inc.	5,905,626	1.0
		Other Securities	58,599,322	9.3
			103,438,774	16.4
	Information Technology: 17.1%
371,700	@	Advanced Energy Industries, Inc.	5,069,988	0.8
92,900	@	Anixter International, Inc.	5,548,917	0.9
99,709	@	Ansys, Inc.	5,191,848	0.8
240,400	@	Parametric Technology Corp.	5,416,212	0.9
174,852	@	Plexus Corp.	5,409,921	0.9
123,000	@	Progress Software Corp.	5,205,360	0.8
385,942	@	Verigy Ltd.	5,024,965	0.8
		Other Securities	70,700,443	11.2
			107,567,654	17.1
	Materials: 6.0%
84,000		Minerals Technologies, Inc.	5,494,440	0.9
199,800		Silgan Holdings, Inc.	7,154,838	1.1
		Other Securities	25,107,135	4.0
			37,756,413	6.0
	Telecommunication Services: 1.6%
		Other Securities	9,978,891	1.6
	Utilities: 4.0%
211,500		Cleco Corp.	6,505,740	1.0
314,000		Portland General Electric Co.	6,813,800	1.1
		Other Securities	11,912,920	1.9
			25,232,460	4.0
		Total Common Stock ( Cost $455,279,574 )	576,840,604	91.6
REAL ESTATE INVESTMENT TRUSTS: 6.0%
	Financials: 6.0%
549,744	@	DiamondRock Hospitality Co.	6,596,928	1.1
111,300		Entertainment Properties Trust	5,147,625	0.8

See Accompanying Notes to Financial Statements
71

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2010 ( CONTINUED)

Shares			Value	Percent of Net Assets
	Financials: (continued)
196,572		National Retail Properties, Inc.	$5,209,158	0.8
		Other Securities	20,787,976	3.3
		Total Real Estate Investment Trusts ( Cost $31,376,059 )	37,741,687	6.0
EXCHANGE-TRADED FUNDS: 1.7%
	Exchange-Traded Funds: 1.7%
105,565		iShares Russell 2000 Index Fund	8,258,350	1.7
31,084		iShares Russell 2000 Value Index Fund	2,209,762
		Total Exchange- Traded Funds ( Cost $8,771,180 )	10,468,112	1.7
		Total Long-Term Investments ( Cost $495,426,813 )	625,050,403	99.3
SHORT-TERM INVESTMENTS: 2.5%
	Mutual Funds: 1.6%
10,035,000		Blackrock Liquidity Funds TempFund Portfolio - Class I	10,035,000	1.6
		Total Mutual Funds ( Cost $10,035,000 )	10,035,000	1.6
	Securities Lending Collateralcc: 0.9%
3,591,410		BNY Mellon Overnight Government Fund (1)	3,591,410	0.6
2,114,770	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	1,691,816	0.3
		Total Securities Lending Collateral ( Cost $5,706,180 )	5,283,226	0.9
		Total Short-Term Investments ( Cost $15,741,180 )	15,318,226	2.5
		Total Investments in Securities ( Cost $511,167,993 ) *	$640,368,629	101.8
		Other Assets and Liabilities - Net	(11,041,134)	(1.8)
		Net Assets	$629,327,495	100.0

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R  Restricted security

*  Cost for federal income tax purposes is $528,879,294.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$133,368,609
Gross Unrealized Depreciation	(21,879,274)
Net Unrealized Appreciation	$111,489,335

See Accompanying Notes to Financial Statements
72

  SUMMARY PORTFOLIO OF INVESTMENTS
ING SMALL COMPANY PORTFOLIO  AS OF DECEMBER 31, 2010 ( CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock*	$576,840,604	$—	$—	$576,840,604
Real Estate Investment Trusts	37,741,687	—	—	37,741,687
Exchange-Traded Funds	10,468,112	—	—	10,468,112
Short-Term Investments	13,626,410	—	1,691,816	15,318,226
Total Investments, at value	$638,676,813	$—	$1,691,816	$640,368,629

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/09	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/10
Asset Table
Investments, at value
Short-Term Investments	$1,363,431	$—	$—	$—	$—	$—	$328,385	$—	$1,691,816
Total Investments, at value	$1,363,431	$—	$—	$—	$—	$—	$328,385	$—	$1,691,816

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^   See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

*   For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

See Accompanying Notes to Financial Statements
73

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO   AS OF DECEMBER 31, 2010

Principal Amount			Value	Percent of Net Assets
CORPORATE BONDS/NOTES: 39.1%
	Consumer Discretionary: 5.1%
$9,471,000	S	Comcast Corp., 5.900%-6.500%, due 03/15/16- 11/15/17	$10,840,221	0.4
1,515,000	#,S	COX Communications, Inc., 6.250%, due 06/01/18	1,694,590	0.1
751,000	#,S	COX Communications, Inc., 6.950%, due 06/01/38	838,124
3,376,000	#,S	Cox Enterprises, Inc., 7.375%, due 07/15/27	3,837,246	0.2
8,757,000	#	Hyatt Hotels Corp., 6.875%, due 08/15/19	9,588,959	0.4
7,691,000	#	NBC Universal, Inc., 2.875%, due 04/01/16	7,522,836
1,649,000	#	NBC Universal, Inc., 3.650%, due 04/30/15	1,693,053	0.5
2,831,000	#	NBC Universal, Inc., 5.150%, due 04/30/20	2,940,104
1,587,000	#	NBC Universal, Inc., 6.400%, due 04/30/40	1,691,085
2,660,000	#	QVC, Inc., 7.500%, due 10/01/19	2,812,950	0.1
11,876,000	S	Time Warner Cable, Inc., 3.500%-8.750%, due 02/01/15- 11/15/40	12,656,490	0.5
9,613,000	S	Time Warner, Inc., 7.700%, due 05/01/32	11,768,119	0.5
		Other Securities	61,661,645	2.4
			129,545,422	5.1
	Consumer Staples: 1.6%
5,496,000	#	JBS Finance II Ltd., 8.250%, due 01/29/18	5,550,960	0.2
6,555,000	&, #	ServiceMaster Co., 10.750%, due 07/15/15	7,046,625	0.3
5,345,000	#	Smithfield Foods, Inc., 10.000%, due 07/15/14	6,186,838	0.2
		Other Securities	21,944,801	0.9
			40,729,224	1.6

Principal Amount			Value	Percent of Net Assets
	Energy: 4.7%
$955,000	#	Consol Energy, Inc., 8.000%, due 04/01/17	$1,021,850	0.1
955,000	#	Consol Energy, Inc., 8.250%, due 04/01/20	1,036,175
8,939,000		El Paso Pipeline Partners Operating Co. LLC, 7.500%, due 11/15/40	9,308,789	0.4
8,734,000		Enterprise Products Operating LLC, 5.200%-6.450%, due 09/01/20- 09/01/40	9,239,307	0.4
1,240,000	#	Gazprom Via Gaz Capital SA, 5.092%, due 11/29/15	1,277,200	0.0
3,174,000	#	KazMunaiGaz Finance Sub BV, 7.000%, due 05/05/20	3,316,830	0.1
9,515,000		Nexen, Inc., 7.875%, due 03/15/32	10,566,017	0.4
12,909,000		Occidental Petroleum Corp., 2.500%, due 02/01/16	12,887,740	0.5
2,646,000	#	Odebrecht Drilling Norbe VIII/IX Ltd., 6.350%, due 06/30/21	2,765,070	0.1
2,530,000	#	Reliance Holdings USA, Inc., 6.250%, due 10/19/40	2,538,228	0.1
		Other Securities (a)	65,176,115	2.6
			119,133,321	4.7
	Financials: 13.6%
5,016,000	#	Banco Bradesco SA/ Cayman Islands, 5.900%, due 01/16/21	5,047,099	0.2
1,980,000	#	Banco de Credito del Peru, 5.375%, due 09/16/20	1,960,200	0.1
16,316,000	S	Bank of America Corp., 3.700%-8.000%, due 09/01/15- 12/29/49	16,532,426	0.7
5,289,000	#	Barclays Bank PLC, 5.926%, due 09/29/49	4,760,100
3,234,000	#,S	Barclays Bank PLC, 6.050%, due 12/04/17	3,322,104	0.4
2,000,000	S	Barclays Bank PLC, 5.140%, due 10/14/20	1,802,846

See Accompanying Notes to Financial Statements
74

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO   AS OF DECEMBER 31, 2010 ( CONTINUED)

Principal Amount				Value	Percent of Net Assets
		Financials (continued)
EUR	25,430,000		Citibank Credit Card Issuance Trust, 5.375%, due 04/11/11	$34,250,726	1.4
	$18,173,000	S	Citigroup, Inc., 4.587%-8.500%, due 01/15/15- 08/09/20	20,254,633	0.8
	5,491,000	#	Cooperatieve Centrale Raiffeisen- Boerenleenbank BA/Netherlands, 11.000%, due 12/29/49	7,118,000	0.3
	3,403,000	#,S	Corestates Capital Trust I, 8.000%, due 12/15/26	3,481,116	0.1
	3,179,000	#	Fibria Overseas Finance Ltd., 7.500%, due 05/04/20	3,353,845	0.1
	9,876,000	S	Fifth Third Bancorp., 8.250%, due 03/01/38	11,399,225	0.5
	18,358,000	S	Goldman Sachs Group, Inc., 3.700%-6.250%, due 08/01/15- 03/15/20	19,539,652	0.8
	6,165,000	#	HSBC Finance Corp., 6.676%, due 01/15/21	6,239,683	0.2
	9,712,000	S	HSBC USA, Inc., 5.000%, due 09/27/20	9,418,795	0.4
	3,124,000	#	Iberdrola Finance Ireland Ltd., 3.800%, due 09/11/14	3,112,597	0.5
	10,838,000	#	Iberdrola Finance Ireland Ltd., 5.000%, due 09/11/19	10,410,593
	3,437,000	#	International Lease Finance Corp., 7.125%, due 09/01/18	3,668,998	0.5
	9,616,000	S	International Lease Finance Corp., 5.650%-8.250%, due 11/15/13- 12/15/20	9,809,570
	3,734,000		JPMorgan Chase Bank NA, 5.875%, due 06/13/16	4,088,681	0.2
	1,099,000	#	LBI Escrow Corp., 8.000%, due 11/01/17	1,218,516	0.0
	5,440,000	#	Lukoil International Finance BV, 6.125%, due 11/09/20	5,473,728	0.2

Principal Amount			Value	Percent of Net Assets
$9,571,000	S	Morgan Stanley, 3.450%-4.100%, due 01/26/15- 11/02/15	$9,571,273	0.4
8,064,000	S	National City Preferred Capital Trust I, 12.000%, due 12/29/49	9,090,475	0.4
5,301,000	#	Pacific Life Insurance Co., 9.250%, due 06/15/39	6,971,292	0.3
299,307	#,S	Power Receivable Finance, LLC, 6.290%, due 01/01/12	299,543	0.0
2,410,000	#	Reynolds Group DL Escrow, Inc./ Reynolds Group Escrow LLC, 7.750%, due 10/15/16	2,560,625	0.1
3,726,000	#	Voto-Votorantim Ltd., 6.750%, due 04/05/21	3,912,300	0.2
2,657,000	#	Xstrata Finance Canada Ltd., 5.500%, due 11/16/11	2,758,402	0.1
		Other Securities (a)	119,333,786	4.7
			340,760,829	13.6
	Health Care: 1.7%
10,094,000	S	St. Jude Medical, Inc., 2.500%, due 01/15/16	9,975,628	0.4
		Other Securities	32,724,506	1.3
			42,700,134	1.7
	Industrials: 1.6%
2,835,000	#	Bombardier, Inc., 7.500%, due 03/15/18	3,054,713	0.2
2,835,000	#	Bombardier, Inc., 7.750%, due 03/15/20	3,068,888
8,169,000	S	General Electric Co., 5.250%, due 12/06/17	8,836,146	0.4
2,300,000	#	Kazatomprom, 6.250%, due 05/20/15	2,449,500	0.3
4,260,000		Kazatomprom, 6.250%, due 05/20/15	4,536,900
8,206,000	S	RR Donnelley & Sons Co., 7.625%-8.600%, due 08/15/16- 06/15/20	9,237,841	0.4
		Other Securities	8,825,633	0.3
			40,009,621	1.6

See Accompanying Notes to Financial Statements
75

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO   AS OF DECEMBER 31, 2010 ( CONTINUED)

Principal Amount				Value	Percent of Net Assets
		Information Technology: 1.1%
$			Other Securities	$26,697,695	1.1
		Materials: 3.8%
	5,400,000	#	ALROSA Finance SA, 7.750%, due 11/03/20	5,690,250	0.2
	11,408,000	S	ArcelorMittal, 5.250%-9.850%, due 06/01/19- 08/05/20	12,917,215	0.5
	2,116,000	#	Chevron Phillips Chemical Co. LLC, 7.000%, due 06/15/14	2,400,687	0.3
	3,442,000	#	Chevron Phillips Chemical Co. LLC, 8.250%, due 06/15/19	4,158,339
	12,402,000	S	Dow Chemical Co., 4.250%-7.600%, due 05/15/14- 11/15/20	12,850,329	0.5
	1,585,000	#	Georgia-Pacific LLC, 5.400%, due 11/01/20	1,570,009	0.1
	3,755,000	#	Gerdau Trade, Inc., 5.750%, due 01/30/21	3,783,163	0.1
	5,864,000	#	Gold Fields Ltd., 4.875%, due 10/07/20	5,620,404	0.2
	3,590,000	#	Inversiones CMPC SA, 6.125%, due 11/05/19	3,832,203	0.2
			Other Securities	41,551,698	1.7
				94,374,297	3.8
		Telecommunication Services: 2.2%
	4,723,000	#	Intelsat Subsidiary Holding Co., Ltd., 8.875%, due 01/15/15	4,852,883	0.2
	3,374,000	#	Qtel International Finance Ltd., 4.750%, due 02/16/21	3,231,752	0.1
	3,140,000	#	Qwest Communications International, Inc., 7.125%, due 04/01/18	3,265,600	0.2
	2,508,000	S	Qwest Communications International, Inc., 7.500%, due 02/15/14	2,551,890
			Other Securities	41,677,632	1.7
				55,579,757	2.2

Principal Amount			Value	Percent of Net Assets
	Utilities: 3.7%
$3,604,000	#	Allegheny Energy Supply Co. LLC, 5.750%, due 10/15/19	$3,633,773	0.1
4,255,000	#	Calpine Corp., 7.500%, due 02/15/21	4,212,450	0.2
3,957,000	#	Duquesne Light Holdings, Inc., 6.400%, due 09/15/20	3,934,556	0.2
1,825,000	#	E.CL SA, 5.625%, due 01/15/21	1,817,080	0.1
3,810,000	#	EDP Finance BV, 4.900%, due 10/01/19	3,253,325	0.2
3,166,000	#	EDP Finance BV, 6.000%, due 02/02/18	2,963,344
5,418,000	#	Enel Finance International S.A., 6.000%, due 10/07/39	4,875,599	0.3
3,176,000	#	Enel Finance International S.A., 6.250%, due 09/15/17	3,473,601
553,929	#,S	Juniper Generation, LLC, 6.790%, due 12/31/14	522,494	0.0
7,572,000	S	Oncor Electric Delivery Co. LLC, 7.000%-7.500%, due 05/01/32- 09/01/38	9,000,728	0.4
		Other Securities	54,470,901	2.2
			92,157,851	3.7
		Total Corporate Bonds/Notes ( Cost $929,092,602 )	981,688,151	39.1
U.S. GOVERNMENT AGENCY OBLIGATIONS: 27.0%
	Federal Home Loan Mortgage Corporation##: 10.1%
46,352,000	W	4.000%, due 08/15/40	46,026,099
37,280,177	S	5.000%, due 08/15/16- 02/15/35	39,326,833
103,793,258	S	5.500%, due 08/15/20- 07/15/37	110,897,166	10.1
17,008,000	W	6.000%, due 01/15/39	18,424,460
18,243,703	S	6.000%, due 01/15/29- 04/15/36	20,066,380
70,191,822	W,S, ^	3.360%-7.500%, due 05/15/17- 02/15/40	19,086,723
			253,827,661	10.1

See Accompanying Notes to Financial Statements
76

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO   AS OF DECEMBER 31, 2010 ( CONTINUED)

Principal Amount			Value	Percent of Net Assets
	Federal National Mortgage Association##: 13.6%
$35,924,000	W	4.000%, due 08/25/40	$35,744,380
78,445,000	W	4.500%, due 01/25/39	80,540,972
36,191,531		4.500%, due 09/01/40- 11/01/40	37,194,639
14,119,000	W	5.000%, due 01/13/40	14,844,801
54,007,473	S	5.000%, due 12/01/23- 11/01/40	57,080,096	13.6
24,300,301	S	5.500%, due 11/01/16- 06/01/37	25,972,896
28,136,418	S	6.000%, due 06/01/16- 12/25/49	30,993,533
16,387,000	W	6.500%, due 01/15/32- 01/15/39	18,176,054
9,595,458	S	7.000%, due 08/01/25- 04/01/38	10,875,117
129,017,729	S, ^	2.277%-27.557%, due 11/01/18- 03/25/38	31,733,299
			343,155,787	13.6
	Government National Mortgage Association: 3.3%
23,268,000	W	4.000%, due 09/15/40	23,344,342
9,385,797		4.500%, due 04/15/39- 01/20/40	9,795,151	3.3
239,714,980	S, ^	3.125%-7.500%, due 04/15/22- 10/20/60	49,251,241
			82,390,734	3.3
		Total U.S. Government Agency Obligations ( Cost $649,005,019 )	679,374,182	27.0
U.S. TREASURY OBLIGATIONS: 11.7%
	U.S. Treasury Notes: 11.7%
12,267,000		0.625%, due 12/31/12	12,275,624
34,937,000	L	0.750%, due 12/15/13	34,694,083
42,316,000		2.250%, due 11/30/17	41,155,611	11.7
9,796,000		2.500%, due 04/30/15	10,128,917
42,160,000		2.625%, due 11/15/20	39,775,346
9,830,000		2.750%, due 12/31/17	9,853,042

Principal Amount			Value	Percent of Net Assets
$48,589,000		3.375%, due 11/15/19	$49,610,146	11.7
103,088,000	S	3.875%, due 08/15/40	94,969,820
1,902,000		2.125%, due 12/31/15	1,912,402
		Total U.S. Treasury Obligations ( Cost $296,126,187 )	294,374,991	11.7
ASSET-BACKED SECURITIES: 9.9%
	Automobile Asset-Backed Securities: 1.0%
5,424,000	#	Chrysler Financial Auto Securitization Trust, 5.570%, due 08/08/14	5,640,803
5,738,000	#	Chrysler Financial Auto Securitization Trust, 6.250%, due 05/08/14	5,985,968	0.9
11,297,000	#	Chrysler Financial Auto Securitization Trust, 6.540%, due 11/10/14	11,769,448
		Other Securities	919,596	0.1
			24,315,815	1.0
	Credit Card Asset-Backed Securities:	7.3%
10,122,000		Capital One Multi-Asset Execution Trust, 0.320%, due 07/15/16	10,015,627
15,892,000		Capital One Multi-Asset Execution Trust, 0.550%, due 03/17/14	15,807,825
10,706,000		Capital One Multi-Asset Execution Trust, 5.050%, due 12/17/18	11,885,931	3.3
16,710,000		Capital One Multi-Asset Execution Trust, 5.750%, due 07/15/20	19,015,536
27,245,000		Capital One Multi-Asset Execution Trust, 0.320%-5.050%, due 08/15/14- 06/17/19	27,095,907
9,753,000		Citibank Credit Card Issuance Trust, 0.910%, due 07/15/13	9,704,060	1.7
15,935,000		Citibank Credit Card Issuance Trust, 6.300%, due 06/20/14	16,863,024

See Accompanying Notes to Financial Statements
77

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO   AS OF DECEMBER 31, 2010 ( CONTINUED)

Principal Amount				Value	Percent of Net Assets
		Credit Card Asset-Backed Securities (continued)
	$13,505,000	S	Citibank Credit Card Issuance Trust, 6.950%, due 02/18/14	$14,225,246	1.7
	2,248,000		Citibank Credit Card Issuance Trust, 0.670%-5.700%, due 05/15/13- 07/15/14	2,283,576
EUR	27,084,000		MBNA Credit Card Master Note Trust, 5.600%, due 07/17/14	37,506,054
	$10,176,000		MBNA Credit Card Master Note Trust, 6.800%, due 07/15/14	10,710,165	2.0
	2,130,000		MBNA Credit Card Master Note Trust, 0.680%-1.610%, due 10/15/14- 07/15/15	2,095,006
	3,461,000	#	MBNA Master Credit Card Trust, 7.100%, due 09/15/13	3,516,332	0.2
			Other Securities	2,559,846	0.1
				183,284,135	7.3
		Home Equity Asset-Backed Securities: 0.1%
			Other Securities	2,937,285	0.1
		Other Asset-Backed Securities: 1.5%
	6,055,434	#	Atrium CDO Corp., 0.622%, due 10/27/16	5,722,385	0.2
	3,741,100	#	Callidus Debt Partners Fund Ltd., 0.786%, due 05/15/15	3,610,162	0.1
	4,024,654	#,S	Carlyle High Yield Partners, 0.656%, due 08/11/16	3,769,789	0.2
	3,360,000	#,S	Credit-Based Asset Servicing and Securitization, LLC, 5.746%, due 12/25/37	3,332,957
	2,876,000	#,S	Credit-Based Asset Servicing and Securitization, LLC, 6.020%, due 12/25/37	2,476,846	0.4
	4,548,789	S	Credit-Based Asset Servicing and Securitization, LLC, 4.831%-5.501%, due 08/25/35- 12/25/36	4,078,643

Principal Amount			Value	Percent of Net Assets
$4,454,640	#	First CLO Ltd., 0.638%, due 07/27/16	$4,349,956	0.2
6,133,574	#	GSC Partners CDO Fund Ltd., 0.664%, due 11/20/16	5,872,897	0.2
		Other Securities	4,990,930	0.2
			38,204,565	1.5
		Total Asset-Backed Securities ( Cost $252,555,729 )	248,741,800	9.9
COLLATERALIZED MORTGAGE OBLIGATIONS: 13.8%
8,665,000	#	American General Mortgage Loan Trust, 5.750%, due 09/25/48	8,795,954	0.3
4,529,573	#	Banc of America Large Loan, Inc., 5.334%, due 12/16/43	4,687,305
2,730,658	#	Banc of America Large Loan, Inc., 5.721%, due 10/10/45	2,673,830	0.4
3,060,000	#	Banc of America Large Loan, Inc., 5.816%, due 10/10/45	2,981,979
2,200,000	#	Bear Stearns Commercial Mortgage Securities, 6.000%, due 07/15/31	2,317,638	0.5
2,269,000	#	Bear Stearns Commercial Mortgage Securities, 6.500%, due 02/15/32	2,239,996
6,654,000		Bear Stearns Commercial Mortgage Securities, 8.050%-8.264%, due 10/15/32	7,098,718
8,584,000	S	Citigroup Commercial Mortgage Trust, 5.698%, due 12/10/49	9,189,564	0.4
186,135,708	#,S, ^	Citigroup/Deutsche Bank Commercial Mortgage Trust, 0.124%, due 12/11/49	1,684,268	0.1
1,970,000		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.222%, due 07/15/44	1,921,129
4,496,579	#,S, ^	Commercial Mortgage Asset Trust, 0.840%, due 01/17/32	86,849	0.0

See Accompanying Notes to Financial Statements
78

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO   AS OF DECEMBER 31, 2010 ( CONTINUED)

Principal Amount			Value	Percent of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$10,492,000	#	Commercial Mortgage Pass-Through Certificates, 5.449%, due 02/05/19	$10,537,319
6,105,000	#,S	Commercial Mortgage Pass-through Certificates, 0.761%, due 07/16/34	6,093,191	0.8
3,000,000	#	Commercial Mortgage Pass-through Certificates, 6.609%, due 02/16/34	3,000,248
207,921,685	#, ^	Credit Suisse First Boston Mortgage Securities Corp., 0.143%, due 02/15/38	1,948,372	0.1
1,232,000		Credit Suisse First Boston Mortgage Securities Corp., 6.133%, due 04/15/37	1,283,459
400,755,253	#, ^	Credit Suisse Mortgage Capital Certificates, 0.126%, due 09/15/40	2,613,325	0.3
4,320,000	#,S	Credit Suisse Mortgage Capital Certificates, 5.342%, due 12/15/43	4,506,821
1,980,000	#	GE Capital Commercial Mortgage Corp., 6.024%, due 12/10/37	2,036,588	0.1
304,483,366	#, ^	Greenwich Capital Commercial Funding Corp., 0.310%, due 03/10/39	4,131,383
12,455,000	S	Greenwich Capital Commercial Funding Corp., 5.444%, due 03/10/39	13,140,944	1.4
10,823,061	S	Greenwich Capital Commercial Funding Corp., 5.736%, due 12/10/49	11,454,091
6,371,000	S	Greenwich Capital Commercial Funding Corp., 5.224%-5.475%, due 04/10/37- 03/10/39	6,723,978
5,209,000	#	GS Mortgage Securities Corp. II, 6.055%, due 07/12/38	5,255,913	0.2
6,300,000	#	JPMorgan Chase Commercial Mortgage Securities Corp., 4.070%, due 11/15/43	6,003,550	2.1

Principal Amount			Value	Percent of Net Assets
$15,557,008		JPMorgan Chase Commercial Mortgage Securities Corp., 5.989%, due 02/15/51	$16,313,972
2,000,000	#	JPMorgan Chase Commercial Mortgage Securities Corp., 6.047%, due 03/12/39	2,028,627	2.1
1,980,000	#	JPMorgan Chase Commercial Mortgage Securities Corp., 6.335%, due 07/12/37	1,917,437
767,487,945	S, ^	JPMorgan Mortgage Trust, 0.153%-5.388%, due 07/25/35- 02/15/51	26,017,838
134,476,264	#, ^	LB-UBS Commercial Mortgage Trust, 0.248%, due 09/15/39	2,334,145
44,954,355	#, ^	LB-UBS Commercial Mortgage Trust, 0.324%, due 11/15/38	727,173
191,477,715	#, ^	LB-UBS Commercial Mortgage Trust, 0.715%, due 11/15/38	5,128,692	1.7
2,000,000	#	LB-UBS Commercial Mortgage Trust, 5.296%, due 09/15/37	2,035,112
93,061,058	S, ^	LB-UBS Commercial Mortgage Trust, 0.175%-5.901%, due 06/15/38- 11/15/40	32,820,486
163,807,143	#, ^	Merrill Lynch Mortgage Trust, 0.554%, due 02/12/51	3,532,272	0.1
10,067,758	S	Morgan Stanley Capital I, 5.598%-5.685%, due 07/12/44- 04/12/49	10,508,387	0.4
1,870,000	#	Morgan Stanley Dean Witter Capital I, 6.979%, due 10/15/35	1,883,386	0.2
3,840,000	#	Morgan Stanley Dean Witter Capital I, 7.280%, due 12/15/35	4,072,314
49,774,311	#, ^	RBSCF Trust, 1.004%, due 04/15/24	1,463,439	0.6

See Accompanying Notes to Financial Statements
79

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets
COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
$7,721,000	#	RBSCF Trust, 5.336%, due 05/16/47	$7,535,561	0.6
6,236,000	#	RBSCF Trust, 5.420%, due 01/19/49	6,076,963
6,600,000	#	Vornado DP LLC, 5.280%, due 09/13/28	6,486,941	0.5
4,940,000	#	Vornado DP LLC, 6.356%, due 09/13/28	4,930,329
3,960,000	#	Wachovia Bank Commercial Mortgage Trust, 5.125%, due 08/15/35	4,006,999
676,000	#	Wachovia Bank Commercial Mortgage Trust, 5.125%, due 08/15/35	659,240	0.6
9,870,000		Wachovia Bank Commercial Mortgage Trust, 5.342%, due 12/15/43	9,990,453
6,060,000	#	Wells Fargo Commercial Mortgage Trust, 4.393%, due 11/15/43	6,004,466	0.2
6,487,133	#,S	Wells Fargo Mortgage-Backed Securities Trust, 5.283%, due 06/26/35	6,408,081	1.2
23,632,922	S	Wells Fargo Mortgage-Backed Securities Trust, 2.844%-5.095%, due 12/25/33- 11/25/36	23,544,036
		Other Securities (d)	39,183,670	1.6
		Total Collateralized Mortgage Obligations ( Cost $344,245,440 )	348,016,431	13.8
MUNICIPAL BONDS: 0.1%
	Louisiana: 0.1%
		Other Securities	3,510,184	0.1
		Total Municipal Bonds ( Cost $3,513,994 )	3,510,184	0.1

Principal Amount				Value	Percent of Net Assets
OTHER BONDS: 5.7%
		Foreign Government Bonds:	5.7%
BRL	114,067,000		Brazil Notas do Tesouro Nacional Series F, 10.000%, due 01/01/14	$65,049,455	2.6
MXN	424,640,000		Mexican Bonos, 8.000%, due 06/11/20	36,996,975	1.5
ZAR	278,669,523		South Africa Government International Bond, 7.250%, due 01/15/20	40,021,681	1.6
			Total Other Bonds ( Cost $138,001,361 )	142,068,111	5.7
Shares				Value	Percent of Net Assets
PREFERRED STOCK: 0.2%
		Financials: 0.2%
			Other Securities	$5,987,237	0.2
			Total Preferred Stock ( Cost $5,656,875 )	5,987,237	0.2
			Total Long-Term Investments ( Cost $2,618,197,207 )	2,703,761,087	107.5
SHORT-TERM INVESTMENTS: 2.1%
		Mutual Funds: 1.8%
	45,000,000		Blackrock Liquidity Funds TempFund Portfolio - Class I	45,000,000	1.8
			Total Mutual Funds ( Cost $45,000,000 )	45,000,000	1.8
		Securities Lending Collateralcc: 0.3%
	621,621		BNY Mellon Overnight Government Fund (1)	621,621	0.0
	9,207,559	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	7,366,047	0.3
			Total Securities Lending Collateral ( Cost $9,829,180 )	7,987,668	0.3
			Total Short-Term Investments ( Cost $54,829,180 )	52,987,668	2.1
			Total Investments in Securities ( Cost $2,673,026,387 ) *	$2,756,748,755	109.6
			Other Assets and Liabilities - Net	(242,419,154)	(9.6)
			Net Assets	$2,514,329,601	100.0

See Accompanying Notes to Financial Statements
80

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO   AS OF DECEMBER 31, 2010 (CONTINUED)

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

&  Payment-in-kind

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

##  On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W  Settlement is on a when-issued or delayed-delivery basis.

R  Restricted security

L  Loaned security, a portion or all of the security is on loan at December 31, 2010.

S  All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

^  Interest only securities represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. Principal amount shown represents the notional amount on which current interest is calculated. Payments of principal on the pool reduce the value of the interest only security.

BRL  Brazilian Real

EUR  EU Euro

MXN  Mexican Peso

ZAR  South African Rand

(a)  The grouping contains securities in default.

(d)  The grouping contains Interest only securities.

*  Cost for federal income tax purposes is $2,676,120,317.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$121,302,974
Gross Unrealized Depreciation	(40,674,536)
Net Unrealized Appreciation	$80,628,438

See Accompanying Notes to Financial Statements
81

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO   AS OF DECEMBER 31, 2010 ( CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Preferred Stock	$—	$5,987,237	$—	$5,987,237
Corporate Bonds/Notes	—	981,688,151	—	981,688,151
U.S. Government Agency Obligations	—	672,422,126	6,952,056	679,374,182
U.S. Treasury Obligations	—	294,374,991	—	294,374,991
Asset-Backed Securities	—	229,186,400	19,555,400	248,741,800
Collateralized Mortgage Obligations	—	348,016,431	—	348,016,431
Municipal Bonds	—	3,510,184	—	3,510,184
Other Bonds	—	142,068,111	—	142,068,111
Short-Term Investments	45,621,621	—	7,366,047	52,987,668
Total Investments, at value	$45,621,621	$2,677,253,631	$33,873,503	$2,756,748,755
Other Financial Instruments+:
Futures	3,637,330	—	—	3,637,330
Swaps, at fair value	—	1,903,428	—	1,903,428
Total Assets	$49,258,951	$2,679,157,059	$33,873,503	$2,762,289,513
Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts, at fair value	$—	$(6,392,110)	$—	$(6,392,110)
Futures		(4,066,071)	—	(4,066,071)
Swaps, at fair value	—	(7,436,308)	—	(7,436,308)
Total Liabilities	$(4,066,071)	$(13,828,418)	$—	$(17,894,489)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/09	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/10
Asset Table
Investments, at value
Corporate Bonds/Notes	$1,362	$—	$—	$—	$—	$(1,362)	$—	$—	$—
U.S. Government Agency Obligations	—	7,200,983	—	2,346	—	(251,273)	—	—	6,952,056
Asset-Backed Securities	—	21,215,954	(1,989,651)	50,121	116,532	162,444	—	—	19,555,400
Short-Term Investments	7,366,047	—	—	—	—	—	—	—	7,366,047
Total Investments, at value	$7,367,409	$28,416,937	$(1,989,651)	$52,467	$116,532	$(90,191)	$—	$—	$33,873,503

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at year end and included in the change in net assets was $(89,779).

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

+  Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

See Accompanying Notes to Financial Statements
82

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO   AS OF DECEMBER 31, 2010 ( CONTINUED)

At December 31, 2010 the following forward foreign currency contracts were outstanding for the ING Intermediate Bond Portfolio:

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Mexican Peso MXN 327,175,533	SELL	1/14/11	$26,004,492	$26,466,721	$(462,229)
Citigroup, Inc.	Mexican Peso MXN 151,184,645	SELL	1/14/11	11,981,000	12,230,015	(249,015)
Credit Suisse First Boston	Brazilian Real BRL 110,421,544	SELL	1/28/11	64,120,286	66,077,107	(1,956,821)
Deutsche Bank AG	EU Euro EUR 25,110,524	SELL	1/14/11	32,923,488	33,554,579	(631,091)
Deutsche Bank AG	South African Rand ZAR 270,802,933	SELL	1/14/11	38,179,976	41,020,337	(2,840,361)
Morgan Stanley	EU Euro EUR 31,006,322	SELL	1/14/11	41,180,396	41,432,989	(252,593)
						$(6,392,110)

ING Intermediate Bond Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
U.S. Treasury 5-Year Note	2,507	03/31/11	$295,120,906	$(4,009,508)
U.S. Treasury Ultra Long Bond	297	03/22/11	37,746,844	(56,563)
			$332,867,750	$(4,066,071)
Short Contracts
U.S. Treasury 2-Year Note	201	03/31/11	$44,000,158	$24,620
U.S. Treasury 10-Year Note	1,801	03/22/11	216,907,938	422,614
U.S. Treasury Long Bond	793	03/22/11	96,845,125	3,190,096
			$357,753,221	$3,637,330

ING Intermediate Bond Portfolio Credit Default Swap Agreements Outstanding on December 31, 2010:

Credit Default Swaps on Corporate and Sovereign Issues — Buy Protection(1)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate(%)	Termination Date	Notional Amount(4)		Fair Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	1,710,000	$172,024	$314,450	$(142,426)
Citigroup, Inc.	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	3,460,000	348,071	610,645	(262,574)
JPMorgan Chase & Co.	MBIA Inc. 6.625%, 10/01/28	Buy	(5.000)	09/20/13	USD	13,751,000	1,383,333	1,320,717	62,616
							$1,903,428	$2,245,812	$(342,384)

See Accompanying Notes to Financial Statements
83

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO   AS OF DECEMBER 31, 2010 ( CONTINUED)

Credit Default Swaps on Corporate and Sovereign Issues — Sell Protection(2)

Counterparty	Reference Entity/Obligation	Buy/Sell Protection	(Pay)/ Receive Fixed Rate(%)	Termination Date	Implied Credit Spread at 12/31/10(%)(3)	Notional Amount(4)		Fair Value(5)	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citigroup, Inc.	MBIA Global Funding LLC	Sell	5.000	09/20/13	27.381	USD	1,710,000	$(697,323)	$(349,881)	$(347,442)
Citigroup, Inc.	MBIA Global Funding LLC	Sell	5.000	09/20/13	27.381	USD	3,460,000	(1,410,958)	(772,287)	(638,671)
Goldman Sachs & Co.	MBIA Global Funding LLC	Sell	5.000	09/20/13	27.381	USD	3,435,000	(1,400,764)	(693,935)	(706,829)
JPMorgan Chase & Co.	MBIA Global Funding LLC	Sell	5.000	09/20/13	27.381	USD	6,874,000	(2,803,159)	(696,893)	(2,106,266)
								$(6,312,204)	$(2,512,996)	$(3,799,208)

(1)  If a Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Portfolio will either 1.) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or 2.) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)  If the Portfolio is a seller of protection, and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will generally either 1.) Pay to the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations, or underlying securities comprising a referenced index or 2.) Pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising a referenced index.

(3)  Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on corporate issues or sovereign issues are disclosed in each Portfolio's Portfolio of Investment and serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. For credit default swaps on asset-backed securities or credit indices, the quoted fair prices and resulting fair values serve as the indicator of the current status of the payment/performance risk. Wider credit spreads and increasing fair values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)  The maximum amount of future payments (undiscounted) that a Portfolio as a seller of protection could be required to make or receive as a buyer of credit protection under a credit default swap agreement would be an amount equal to the notional amount of the agreement.

(5)  The fair values for credit default swap agreements serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. Increasing fair values, in absolute terms, when compared to the notional amount of the agreement, represent a deterioration of the referenced obligation's credit soundness and a greater likelihood or risk of default or other credit event occurring.

ING Intermediate Bond Portfolio Interest Rate Swap Agreements Outstanding on December 31, 2010:

	Termination Date	Notional Amount		Fair Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay a fixed rate equal to 3.478% and receive a floating rate based on the 3-month USD-LIBOR-BBA Counterparty: Citigroup, Inc.	05/11/20	USD	64,520,000	$(1,124,104)	$—	$(1,124,104)
				$(1,124,104)	$—	$(1,124,104)

See Accompanying Notes to Financial Statements
84

  SUMMARY PORTFOLIO OF INVESTMENTS
ING INTERMEDIATE BOND PORTFOLIO   AS OF DECEMBER 31, 2010 ( CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Credit contracts	Swaps, at fair value	$1,903,428
Interest rate contracts	Net Assets — Unrealized appreciation*	3,637,330
Total Asset Derivatives		$5,540,758
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$6,392,110
Credit contracts	Swaps, at fair value	6,312,204
Interest rate contracts	Swaps, at fair value	1,124,104
Interest rate contracts	Net Assets — Unrealized depreciation*	4,066,071
Total Liability Derivatives		$17,894,489

*  Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2010 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$(1,832,723)	$—	$—	$(3,041,032)	$1,071,239	$(3,802,516)
Foreign exchange contracts	(316,057)	(6,229,555)	—	—	252,639	(6,292,973)
Interest rate contracts	—	—	(3,583,064)	(1,280,585)	943,295	(3,920,354)
Total	$(2,148,780)	$(6,229,555)	$(3,583,064)	$(4,321,617)	$2,267,173	$(14,015,843)
	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Investments*	Foreign currency related transactions**	Futures	Swaps	Written options	Total
Credit contracts	$—	$—	$—	$(2,650,654)	$—	$(2,650,654)
Foreign exchange contracts	—	(6,812,958)	—	—	—	(6,812,958)
Interest rate contracts	—	—	(4,271,889)	(1,124,104)	—	(5,395,993)
Total	$—	$(6,812,958)	$(4,271,889)	$(3,774,758)	$—	$(14,859,605)

*  Amounts recognized for purchased options are included in net realized gain (loss) on investments and net change in unrealized appreciation or depreciation on investments.

**  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements
85

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO(1)  AS OF DECEMBER 31, 2010

Principal Amount		Value
CERTIFICATES OF DEPOSIT: 7.3%
$4,000,000	BNP Paribas New York, 0.380%, due 04/19/11	$4,000,119
14,750,000	BNP Paribas New York, 0.520%, due 02/09/11	14,751,912
4,000,000	BNP Paribas New York, 0.630%, due 01/27/11	4,000,980
10,000,000	Credit Suisse New York, 0.250%, due 01/20/11	9,999,894
12,500,000	Deutsche Bank, 0.510%, due 05/25/11	12,500,494
1,100,000	Lloyds TSB Bank PLC, 0.500%, due 04/28/11	1,100,355
3,250,000	Lloyds TSB Bank PLC, 0.700%, due 01/21/11	3,250,811
8,000,000	Rabobank Nederland NV NY, 0.470%, due 11/16/11	8,000,000
3,750,000	Societe Generale NY, 0.340% due 01/14/11	3,750,054
1,907,000	Svenska Handelsbanken AB, 0.265%, due 02/02/11	1,907,008
7,250,000	Svenska Handelsbanken AB, 0.280%, due 03/10/11	7,249,999
7,750,000	Toronto Dominion Bank NY, 0.620%, due 07/15/11	7,750,000
Total Certificates of Deposit ( Cost $78,261,626 )		78,261,626
COMMERCIAL PAPER: 49.3%
600,000	ANZ National Int'l Ltd., 0.502%, due 09/13/11	597,875
15,000,000	ANZ National Int'l Ltd., 0.603%, due 04/20/11	14,972,750
20,750,000	ASB Finance Ltd., 0.376%, due 02/24/11	20,738,327
2,750,000	ASB Finance Ltd., 0.401%, due 06/01/11	2,745,386
22,250,000	Barclays US Funding LLC, 0.230%, due 01/04/11	22,249,574
3,250,000	Barton Capital LLC, 0.260%, due 01/04/11	3,249,930
1,500,000	Barton Capital LLC, 0.270%, due 01/05/11	1,499,955
1,000,000	Barton Capital LLC, 0.280%, due 02/03/11	999,743
5,250,000	Barton Capital LLC, 0.300%, due 02/01/11	5,248,644
19,500,000	Barton Capital LLC, 0.381%, due 01/14/11	19,497,375
3,750,000	BNP Paribas Finance, Inc., 0.240%, due 01/11/11	3,749,750
1,100,000	CAFCO LLC, 0.300%, due 02/10/11	1,099,642
5,750,000	CAFCO LLC, 0.330%, due 03/02/11	5,747,129
1,750,000	CAFCO LLC, 0.391%, due 02/17/11	1,749,109
14,250,000	CAFCO LLC, 0.602%, due 01/19/11	14,245,725
7,500,000	CAFCO LLC, 0.672%, due 01/14/11	7,498,185
615,000	Cargill, Inc., 0.250%, due 02/28/11	614,752

Principal Amount		Value
$9,500,000	Ciesco LLC, 0.295%, due 02/22/11	$9,495,952
1,750,000	Ciesco LLC, 0.340%, due 02/14/11	1,749,273
8,750,000	Ciesco LLC, 0.672%, due 01/10/11	8,748,534
10,250,000	Ciesco LLC, 0.672%, due 01/13/11	10,247,711
12,500,000	Commonwealth Bank of Australia, 0.290%, due 03/03/11	12,493,858
8,511,000	Concord Minutemen Capital Co., 0.652%, due 08/15/11	8,476,270
7,000,000	Concord Minutemen Capital Co., 0.702%, due 03/24/11	6,988,839
15,000,000	Concord Minutemen Capital Co., 0.955%, due 01/11/11	14,996,583
2,750,000	Crown Point Capital Co., 0.310%, due 01/06/11	2,749,882
7,500,000	Crown Point Capital Co., 0.652%, due 08/15/11	7,469,396
9,750,000	Crown Point Capital Co., 0.702%, due 03/24/11	9,735,935
10,500,000	Crown Point Capital Co., 0.955%, due 01/11/11	10,497,229
4,750,000	Danske Corp., 0.250%, due 01/06/11	4,749,835
17,250,000	Danske Corp., 0.250%, due 01/11/11	17,248,697
4,500,000	Danske Corp., 0.300%, due 02/08/11	4,498,615
2,750,000	Deutsche Bank, 0.240%, due 01/10/11	2,749,835
9,250,000	Deutsche Bank, 0.280%, due 01/18/11	9,248,777
4,250,000	Dexia Delaware LLC, 0.370%, due 01/04/11	4,249,869
3,000,000	Dexia Delaware LLC, 0.440%, due 01/12/11	2,999,597
2,300,000	Jupiter Securitization Company LLC, 0.240%, due 01/27/11	2,299,601
9,500,000	Jupiter Securitization Company LLC, 0.240%, due 01/18/11	9,498,923
5,000,000	Jupiter Securitization Company LLC, 0.270%, due 01/10/11	4,999,663
1,200,000	Jupiter Securitization Company LLC, 0.270%, due 01/13/11	1,199,892
7,750,000	Jupiter Securitization Company LLC, 0.280%, due 03/11/11	7,745,841
750,000	Lloyds TSB Bank PLC, 0.300%, due 02/22/11	749,675
3,750,000	Natixis US Finance Co., 0.260%, due 01/06/11	3,749,865
18,000,000	Natixis US Finance Co., 0.290%, due 01/10/11	17,998,695

See Accompanying Notes to Financial Statements
86

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO(1)  AS OF DECEMBER 31, 2010 ( CONTINUED)

Principal Amount			Value
COMMERCIAL PAPER (continued)
$5,250,000		Natixis US Finance Co., 0.602%, due 02/08/11	$5,246,675
824,000		Old Line Funding LLC, 0.270%, due 02/07/11	823,771
14,500,000		Old Line Funding LLC, 0.270%, due 01/18/11	14,498,151
7,582,000		Old Line Funding LLC, 0.270%, due 02/22/11	7,579,043
7,250,000		Old Line Funding LLC, 0.280%, due 03/18/11	7,245,714
12,750,000		Rabobank USA Finance Corp., 0.280%, due 03/10/11	12,743,257
20,750,000		RBS Holdings USA, Inc., 0.310%, due 01/12/11	20,748,035
9,500,000		Societe Generale North America, 0.370%, due 02/04/11	9,496,680
4,250,000		Thunder Bay Funding LLC, 0.270%, due 03/07/11	4,247,928
2,411,000		Thunder Bay Funding LLC, 0.270%, due 02/08/11	2,410,313
695,000		Thunder Bay Funding LLC, 0.280%, due 03/03/11	694,670
3,750,000		Thunder Bay Funding LLC, 0.280%, due 03/14/11	3,747,900
19,500,000		Thunder Bay Funding LLC, 0.280%, due 03/10/11	19,489,668
26,500,000		UBS Finance Delaware LLC, 0.160%, due 01/05/11	26,499,529
650,000		Variable Funding Capital, 0.270%, due 01/25/11	649,883
6,750,000		Variable Funding Capital, 0.270%, due 01/21/11	6,748,988
4,500,000		Variable Funding Capital, 0.270%, due 01/14/11	4,499,561
14,500,000		Variable Funding Capital, 0.270%, due 01/13/11	14,498,695
1,500,000		Westpac Banking Group, 0.300%, due 03/21/11	1,499,013
6,500,000		Westpac Banking Group, 0.300%, due 01/06/11	6,499,729
6,250,000		Windmill Funding Group, 0.260%, due 01/10/11	6,249,594
12,500,000		Windmill Funding Group, 0.310%, due 04/14/11	12,488,913
14,750,000		Windmill Funding Group, 0.531%, due 01/18/11	14,746,769
Total Commercial Paper ( Cost $527,493,172 )			527,493,172
CORPORATE BONDS/NOTES: 16.8%
1,750,000	C	Abbott Laboratories, 3.750%,due 03/15/11	1,760,635
3,500,000	#	ANZ National Int'l Ltd., 0.388%, due 07/25/11	3,500,000
10,000,000	#	Commonwealth Bank of Australia, 0.321%, due 06/20/11	10,000,000
12,564,000		Credit Suisse FB USA Inc., 0.490%, due 03/02/11	12,566,158
3,250,000		Credit Suisse FB USA Inc., 5.500%, due 08/16/11	3,347,570

Principal Amount			Value
$1,250,000		Deutsche Bank, 0.350%, due 03/21/11	$1,249,838
18,750,000		Dexia Credit Local S.A. New York, 0.561%, due 06/29/11	18,750,000
10,750,000		Federal National Mortgage Association, 5.375%, due 11/15/11	11,218,966
1,350,000		Kreditanstalt fuer Wiederaufbau, 0.575%, due 03/02/11	1,350,479
6,500,000		Kreditanstalt fuer Wiederaufbau, 1.875%, due 03/15/11	6,520,539
11,185,000		Kreditanstalt fuer Wiederaufbau, 3.250%, due 02/15/11	11,223,252
2,500,000		Kreditanstalt fuer Wiederaufbau, 3.250%, due 10/14/11	2,554,559
4,500,000	#	Rabobank Nederland NV NY, 0.354%, due 12/16/11	4,500,000
1,250,000	#	Rabobank Nederland NV NY, 0.486%, due 08/05/11	1,251,337
15,250,000	#,C,S	Royal Bank of Canada, 0.290%, due 03/01/12	15,250,000
7,000,000	C,S	Royal Bank of Canada, 0.630%, due 02/01/12	7,020,402
2,900,000	#	Royal Bank of Scottland PLC, 1.450%, due 10/20/11	2,919,188
13,250,000		Societe Generale NY, 0.350%, due 07/19/11	13,230,247
14,000,000	#,C	Svenska Handelsbanken AB, 0.386%, due 03/09/12	14,000,000
19,000,000		Toyota Motor Credit Corp., 0.440%, due 12/14/11	19,000,000
18,500,000	C	Westpac Banking Group, 0.358%, due 02/28/12	18,500,000
Total Corporate Bonds/Notes ( Cost $179,713,170 )			179,713,170
U.S. GOVERNMENT AGENCY OBLIGATIONS: 3.7%
1,650,000		Federal Farm Credit Bank, 4.700%, due 01/03/12	1,721,365
17,500,000		Federal Home Loan Bank, 0.450%, due 12/14/11	17,500,000
20,000,000		Federal Home Loan Bank, 0.500%, due 12/29/11	20,000,000
Total U.S. Government Agency Obligations ( Cost $39,221,365 )			39,221,365
U.S. TREASURY NOTES: 0.7%
8,000,000		United States Treasury Bill, 0.000%, due 11/17/11	7,980,231
Total U.S. Treasury Notes ( Cost $7,980,231 )			7,980,231

See Accompanying Notes to Financial Statements
87

  PORTFOLIO OF INVESTMENTS
ING MONEY MARKET PORTFOLIO(1)  AS OF DECEMBER 31, 2010 ( CONTINUED)

Principal Amount		Value
REPURCHASE AGREEMENTS: 22.5%
$140,000,000	Goldman Sachs Repurchase Agreement dated 12/31/10, 0.150%, due 01/03/11, $140,001,750 to be received upon repurchase (Collateralized by $142,940,000 Federal Home Loan Mortgage Corporation, 0.000%-0.625%, Market Value plus accrued interest $142,800,226, due 06/07/11-06/22/12) Goldman Sachs Repurchase Agreement dated 12/31/10, 0.150%, due 01/03/11, $140,001,750 to be received upon repurchase (Collateralized by $142,940,000 Federal Home Loan Mortgage Corporation, 0.000%-0.625%, Market Value plus accrued interest $142,800,226, due 06/07/11-06/22/12)	$140,000,000
100,855,000	Morgan Stanley Repurchase Agreement dated 12/31/10, 0.120%, due 01/03/11, $100,856,009 to be received upon repurchase (Collateralized by $103,448,000 Federal Farm Credit Bank, 1.980%-3.625%, Market Value plus accrued interest $102,872,815, due 11/24/15-05/18/17) Morgan Stanley Repurchase Agreement dated 12/31/10, 0.120%, due 01/03/11, $100,856,009 to be received upon repurchase (Collateralized by $103,448,000 FCSB, 1.980%-3.625%, Market Value plus accrued interest $102,872,815, due 11/24/15-05/18/17)	100,855,000
Total Repurchase Agreement ( Cost $240,855,000 )		240,855,000

Principal Amount			Value
SECURITIES LENDING COLLATERALcc: 0.1%
747,006	R	BNY Institutional Cash Reserves Fund, Series B(2)	$597,605
Total Securities Lending Collateral ( Cost $747,006 )			597,605

Total Investments in Securities ( Cost $1,074,271,570 )*	100.4%	$1,074,122,169
Other Assets and Liabilities - Net	(0.4)	(3,861,938)
Net Assets	100.0%	$1,070,260,231

(1)  All securities with a maturity date of greater than 13 months have either a variable rate, a demand feature, prerefunded, optional or mandatory put resulting in a maturity of one year or less. Rate shown reflects current rate.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

#  Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds' Board of Directors/Trustees.

C  Bond may be called prior to maturity date.

cc  Securities purchased with cash collateral for securities loaned.

S  All or a portion of this security is segregated to cover collateral requirements for applicable futures, options, swaps, foreign forward currency contracts and/or when-issued or delayed-delivery securities.

R  Restricted security

*  Cost for federal income tax purposes is $1,074,272,313.

Net unrealized depreciation consists of:

Gross Unrealized Appreciation	$—
Gross Unrealized Depreciation	(150,144)
Net Unrealized Depreciation	$(150,144)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Certificates of Deposit	$—	$78,261,626	$—	$78,261,626
Commercial Paper	—	527,493,172	—	527,493,172
Corporate Bonds/Notes	—	179,713,170	—	179,713,170
U.S. Treasury Obligations	—	7,980,231	—	7,980,231
U.S. Government Agency Obligations	—	39,221,365	—	39,221,365
Repurchase Agreements	—	240,855,000	—	240,855,000
Securities Lending	—	—	597,605	597,605
Total Investments, at value	$—	$1,073,524,564	$597,605	$1,074,122,169

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended September 30, 2010:

	Beginning Balance 12/31/09	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/10
Asset Table
Investments, at value
Securities Lending	$597,605	$—	$—	$—	$—	$—	$—	$—	$597,605
Total Investments, at value	$597,605	$—	$—	$—	$—	$—	$—	$—	$597,605

As of September 30, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements
88

ING BLACKROCK SCIENCE AND   SUMMARY PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets
COMMON STOCK: 96.7%
	Consumer Discretionary: 2.2%
28,500	@	Amazon.com, Inc.	$5,130,000	1.3
6,900	@	Priceline.com, Inc.	2,756,895	0.7
		Other Securities	923,369	0.2
			8,810,264	2.2
	Health Care: 4.4%
85,900	@	Agilent Technologies, Inc.	3,558,837	0.9
79,800		Medtronic, Inc.	2,959,782	0.7
54,700		Novartis AG	3,219,949	0.8
		Other Securities	8,042,247	2.0
			17,780,815	4.4
	Industrials: 0.6%
		Other Securities	2,390,260	0.6
	Information Technology: 87.1%
50,900	@	Acme Packet, Inc.	2,705,844	0.7
65,500		Amphenol Corp.	3,457,090	0.9
105,100	@	Apple, Inc.	33,901,056	8.4
291,800		Applied Materials, Inc.	4,099,790	1.0
150,700	@	Ariba, Inc.	3,539,943	0.9
67,200		Automatic Data Processing, Inc.	3,110,016	0.8
100,100	@	BMC Software, Inc.	4,718,714	1.2
133,800		Broadcom Corp.	5,826,990	1.4
117,900		CA, Inc.	2,881,476	0.7
72,000	@	Cavium Networks, Inc.	2,712,960	0.7
377,600	@	Cisco Systems, Inc.	7,638,848	1.9
91,900	@	Citrix Systems, Inc.	6,286,879	1.6
91,700	@	Cognizant Technology Solutions Corp.	6,720,693	1.7
244,800	@	Compuware Corp.	2,856,816	0.7
228,900	@	eBay, Inc.	6,370,287	1.6
395,300	@	EMC Corp.	9,052,370	2.2
78,300	@	F5 Networks, Inc.	10,191,529	2.5
20,110	@	Google, Inc. - Class A	11,944,737	3.0
154,200		Hewlett-Packard Co.	6,491,820	1.6
279,100		Intel Corp.	5,869,473	1.5
93,300		International Business Machines Corp.	13,692,708	3.4
79,700	@	Intuit, Inc.	3,929,210	1.0
143,900	@	Juniper Networks, Inc.	5,312,788	1.3
85,000	@	Lam Research Corp.	4,401,300	1.1
288,200	@	Marvell Technology Group Ltd.	5,346,110	1.3
330,000		Microsoft Corp.	9,213,600	2.3
77,400	@	NetApp, Inc.	4,253,904	1.1
128,600	@	Novellus Systems, Inc.	4,156,352	1.0
267,100		Oracle Corp.	8,360,230	2.1
92,900	@	Polycom, Inc.	3,621,242	0.9

Shares			Value	Percent of Net Assets
83,400	@	Progress Software Corp.	$3,529,488	0.9
194,780		Qualcomm, Inc.	9,639,662	2.4
124,400	@	Red Hat, Inc.	5,678,860	1.4
50,700	@	Sandisk Corp.	2,527,902	0.6
54,300	L	SAP AG ADR	2,748,123	0.7
84,700	@	Teradata Corp.	3,486,252	0.9
221,500		Texas Instruments, Inc.	7,198,750	1.8
99,100	@	VeriSign, Inc.	3,237,597	0.8
29,900	@	VMware, Inc.	2,658,409	0.7
288,700		Xerox Corp.	3,325,824	0.8
250,200	@	Yahoo!, Inc.	4,160,826	1.0
		Other Securities	98,810,769	24.6
			349,667,237	87.1
	Telecommunication Services: 2.4%
73,600	@	American Tower Corp.	3,800,704	0.9
112,600		AT&T, Inc.	3,308,188	0.8
174,700		VimpelCom Ltd. ADR	2,627,488	0.7
			9,736,380	2.4
		Total Common Stock ( Cost $291,010,051 )	388,384,956	96.7
SHORT-TERM INVESTMENTS: 5.4%
	Mutual Funds: 3.6%
14,344,364		Blackrock Liquidity Funds TempFund Portfolio - Class I	14,344,364	3.6
		Total Mutual Funds ( Cost $14,344,364 )	14,344,364	3.6
	Securities Lending Collateralcc: 1.8%
6,905,608		BNY Mellon Overnight Government Fund (1)	6,905,608	1.7
396,801	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	317,441	0.1
		Total Securities Lending Collateral ( Cost $7,302,409 )	7,223,049	1.8
		Total Short-Term Investments ( Cost $21,646,773 )	21,567,413	5.4
		Total Investments in Securities ( Cost $312,656,824 ) *	$409,952,369	102.1
		Other Assets and Liabilities - Net	(8,390,227)	(2.1)
		Net Assets	$401,562,142	100.0

See Accompanying Notes to Financial Statements
89

ING BLACKROCK SCIENCE AND   SUMMARY PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2010 ( CONTINUED)

  "Other Securities" represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

  The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@  Non-income producing security

ADR  American Depositary Receipt

cc  Securities purchased with cash collateral for securities loaned.

(1)  Collateral received from brokers for securities lending was invested in these short-term investments.

(2)  On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio's position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R  Restricted security

L  Loaned security, a portion or all of the security is on loan at December 31, 2010.

*  Cost for federal income tax purposes is $317,696,759.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$100,870,795
Gross Unrealized Depreciation	(8,615,185)
Net Unrealized Appreciation	$92,255,610

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio's assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/10
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$7,886,895	$923,369	$—	$8,810,264
Health Care	14,560,866	3,219,949	—	17,780,815
Industrials	—	2,390,260	—	2,390,260
Information Technology	337,904,309	11,762,928	—	349,667,237
Telecommunication Services	9,736,380	—	—	9,736,380
Total Common Stock	370,088,450	18,296,506	—	388,384,956
Short-Term Investments	21,249,972	—	317,441	21,567,413
Total Investments, at value	$391,338,422	$18,296,506	$317,441	$409,952,369
Other Financial Instruments+:
Forward foreign currency contracts	—	126,112	—	126,112
Total Assets	$391,338,422	$18,422,618	$317,441	$410,078,481
Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(59,601)	$—	$(59,601)
Total Liabilities	$—	$(59,601)	$—	$(59,601)

See Accompanying Notes to Financial Statements
90

ING BLACKROCK SCIENCE AND   SUMMARY PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2010 ( CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio's assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance at 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$317,441	$—	$—	$—	$—	$—	$—	$—	$317,441
Total Investments, at value	$317,441	$—	$—	$—	$—	$—	$—	$—	$317,441

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^  See Note 2, "Significant Accounting Policies" in the Notes to Financial Statements for additional information.

'+  Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date. Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#  The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio's investments are categorized as Level 2 investments.

At December 31, 2010 the following forward foreign currency contracts were outstanding for the ING BlackRock Science and Technology Opportunities Portfolio:

Counterparty	Currency	Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Citigroup, Inc.	Japanese Yen JPY166,542,000	BUY	1/19/11	$1,985,801	$2,051,723	$65,922
Citigroup, Inc.	Japanese Yen JPY1,156,000	BUY	1/19/11	13,791	14,241	450
Deutsche Bank AG	Japanese Yen JPY32,259,000	BUY	1/19/11	384,193	397,416	13,223
						$79,595
Citigroup, Inc.	British Pound GBP1,009,000	SELL	1/19/11	$1,617,260	$1,572,888	$44,372
Citigroup, Inc.	Japanese Yen JPY618,111,000	SELL	1/19/11	7,613,611	7,614,850	(1,239)
Citigroup, Inc.	Japanese Yen JPY33,136,000	SELL	1/19/11	409,174	408,221	953
Citigroup, Inc.	Swiss Franc CHF144,000	SELL	1/19/11	149,743	154,051	(4,308)
Citigroup, Inc.	Hong Kong Sar Dollar HKD277,000	SELL	1/19/11	35,699	35,644	55
Deutsche Bank AG	Swiss Franc CHF2,368,000	SELL	1/19/11	2,479,236	2,533,290	(54,054)
Deutsche Bank AG	British Pound GBP63,000	SELL	1/19/11	99,345	98,208	1,137
						$(13,084)

See Accompanying Notes to Financial Statements
91

ING BLACKROCK SCIENCE AND   SUMMARY PORTFOLIO OF INVESTMENTS
TECHNOLOGY OPPORTUNITIES PORTFOLIO  AS OF DECEMBER 31, 2010 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$126,112
Total Asset Derivatives		$126,112
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$59,601
Total Liability Derivatives		$59,601

The effect of derivative instruments on the Portfolio's Statement of Operations for the year ended December 31, 2010 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(1,028,383)
Total	$(1,028,383)
Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*
Foreign exchange contracts	$(216,721)
Total	$(216,721)

*  Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements
92

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2010 were as follows:

Portfolio Name	Type	Per Share Amount
ING Balanced Portfolio
Class I	NII	$0.3035
Class S	NII	$0.2815
ING Growth and Income Portfolio
Class ADV	NII	$0.1867
Class I	NII	$0.2262
Class S	NII	$0.1737
Class S2	NII	$0.1582
ING Small Company Portfolio
Class ADV	NII	$0.0816
Class I	NII	$0.0867
Class S	NII	$0.0592
Class S2	NII	$0.0505

Portfolio Name	Type	Per Share Amount
ING Intermediate Bond Portfolio
Class ADV	NII	$0.6259
Class I	NII	$0.6365
Class S	NII	$0.6041
Class S2	NII	$0.5858
ING Money Market Portfolio
Class I	NII	$0.0004
Class S(1)	NII	$0.0000
Class I	ROC	$0.0020

NII — Net investment income
ROC — Return of capital
(1)  Commenced operations March 15, 2010; amount is less than $0.00005.

Of the ordinary distributions made during the year ended December 31, 2010, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Balanced Portfolio	40.09%
ING Growth and Income Portfolio	100.00%
ING Small Company Portfolio	100.00%

For the year ended December 31, 2010, the following are percentages of ordinary income dividends paid by the Portfolios that are designated as qualifying dividend income (QDI) subject to reduced income tax rates for individuals:

ING Growth and Income Portfolio	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

93

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Registrants are managed under the direction of the Board. A Director/Trustee who is not an interested person of the Company, as defined in the 1940 Act, is an independent director ("Non-Interested Director/Trustee"). The Directors/Trustees and Officers of the Registrants are listed below. The Statement of Additional Information includes additional information about directors of the Registrants and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years*	Number of Funds in Fund Complex Overseen by Director/Trustee(2)	Other Board Positions Held by Director/Trustee
Independent Directors/Trustees:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director/ Trustee	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999 - 2002); Chief Economist, Marine Midland Bank (1987 - 1990); Various Management Positions, Marine Midland Bank (1978 - 1990). Ph.D. in Economics Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance and monetary policy.	37	Academy of Economics and Finance (February 2002 - Present).

Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director/ Trustee	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present). Formerly, Senior Adviser, Hambro America, Inc. (1993 - 2000); Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986 - 1993).	37	None.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director/ Trustee	June 1991 - Present	President and Owner, Retirement Options, LLC, a training provider for retirement coaches (August 2009 - Present) Formerly, President, Thompson Enterprises (September 2004 - September 2005); Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004). Various other academic positions (1969 - 1993). Certified Public Accountant Ph. D in Accounting and Business	37	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 - Present); MassMutual Premier Funds (20 funds), Chair of Audit Committee (December 2004 - Present); and MML Series Investment Funds II (8 funds), Chair of Audit Committee (December 2005 - Present).

94

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years*	Number of Funds in Fund Complex Overseen by Director/Trustee(2)	Other Board Positions Held by Director/Trustee
Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Director/ Trustee	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present). Formerly, Senior Manager, Arthur Anderson LLP (1995 - 1999); Senior Manager, Coopers & Lybrand, LLP (1993 - 1995); Manager, Price Waterhouse (1988 - 1993); Second Vice President, Smith Barney (1985 - 1988); Consultant, Arthur Anderson & Co. (1984 - 1985).	37	None.

Russell Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director/ Trustee	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008). President, Hartford Area Business Economists (1986 - 1987) and Corporate Loan Officer and Credit Analyst, Hartford National Bank (1966 - 1973). Certified AARP Tax Counselor (2011).	37	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995 - 2005).

95

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years*	Number of Funds in Fund Complex Overseen by Director/Trustee(2)	Other Board Positions Held by Director/Trustee
Directors/Trustees who are "Interested Persons"(4)

Shaun Mathews(3)(4) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director/ Trustee	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC (5) (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	175	ING Retirement Holdings, Inc. (September 1998 - Present); ING Services Holding Company, Inc. (May 2000 - Present); ING Financial Advisers, LLC (April 2002 - Present); Southland Life Insurance Company (June 2002 - Present); ING Capital Corporation, LLC and ING Investments Distributor, LLC(6) (December 2005 - Present); ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (March 2006 - Present); and Directed Services LLC (December 2006 - Present)(8).

*  The information reported includes the principle occupation during the last five years for each Director and other information relating to the professional experience, attributes and skills relevant to each Director's qualifications to serve as Director.

(1)  Directors/Trustees serve until their successors are duly elected and qualified.

(2)  For the purposes of this table (except for Mr. Mathews), "Fund Complex" means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(3)  For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(4)  "Interested person," as defined in the 1940 Act, by virtue of this Director's/Trustee's affiliation with any of the Funds, ING or any of ING's affiliates.

(5)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)  ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(8)  Directed Services LLC is the successor in interest to Directed Services, Inc.

96

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Executive Vice President	April 2002 - Present	Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 207 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O'Donnell 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 - Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009 - Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009 - Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2003 - Present	Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); Director of Compliance, ING Investments, LLC(2) (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(4) (April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(4) (August 1995 - April 2010).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 38	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

97

DIRECTOR/TRUSTEE AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Company/Trust	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years
Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2006 - Present	Vice President, ING Investment Management - ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC(3) (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	September 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010 -Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	June 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)  The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)  ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)  ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)  ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)  Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)  Directed Services LLC is the successor in interest to Directed Services, Inc.

98

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the "1940 Act"), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the "Board") of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not "interested persons" of the fund (the "Independent Trustees"). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a "Fund" and, collectively, the "Funds") has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the "Advisory Agreement") with ING Investments, LLC (the "Adviser") and the sub-advisory agreement for each Fund (collectively, the "Sub-Advisory Agreements") with each sub-adviser of the Funds (the "Sub-Advisers"). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the "Agreements"), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2011, followed by specific considerations with respect to each Fund covered by this report (each, a "Portfolio").

Overview of the Review Process

At a meeting of the Board held on December 15, 2010, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through "soft dollar" benefits received in connection with the Funds' brokerage; (11) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (12) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser's mutual fund platform; (13) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (14) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser's programs for monitoring and enforcing compliance with the Funds' policies with respect to market-timing, late trading and selective portfolio disclosure; (15) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (16) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Trustees ("Independent Counsel") on behalf of the Independent Trustees.

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The Contracts Committee began the formal review process in August 2010 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the "Peer Group Methodology"). Prior to the August meeting, the Contracts Committee engaged an independent consultant (the "Independent Consultant") to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant's findings were reported to the Contracts Committee at the August meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 19-20, 2010 and December 13-14, 2010, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2011, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds' policies and procedures for voting proxies, valuing the Funds' assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds' brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds' brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board considered information provided by management with respect to the progress made within ING Groep to establish an integrated global asset management firm (the "Global Transition"), including information with respect to any benefits to the Funds and their shareholders as a result of operational efficiencies achieved through the Global Transition. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges. In that regard, the Board considered the potential impacts of any divestiture of its insurance business, which includes the investment management businesses, by ING Groep or significant

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change in structure of the investment management business, if any, on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of such a potential divestiture.

The Board also considered the Adviser's responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser's efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; (iii) negotiating and maintaining credit support from the Funds' securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board's approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to certain actions to be taken to correct underperformance and lack of scale with respect to certain Funds as indicated in the Portfolio-by-Portfolio analysis below.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund's investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a "Selected Peer Group"). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2010 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2010. In considering the performance of the Funds, the Board noted the instability of the markets and periods of high volatility during the prior two years and the response of the Adviser and each Sub-Adviser to such volatility. Summaries of selected portions of the performance information reviewed by the Board, together with the Board's conclusions regarding the performance of each Portfolio, are set forth below under "Portfolio-by-Portfolio Analysis."

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as "management fees") and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund's management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm's-length basis. Summaries of selected portions of the fee and expense information reviewed with respect to each Portfolio are set forth below under "Portfolio-by-Portfolio Analysis." After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and

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related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm's-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all "retail" Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2009 and December 31, 2008 and the nine-month period ended September 30, 2010. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of "soft dollar" benefits from the Funds' brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund's Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund's management fee will decrease as a percentage of the Fund's total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the extent to which economies of scale have been, or are expected to be, realized as a result of the Global Transition. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time except as otherwise indicated with respect to any specific Portfolio in the Portfolio-by-Portfolio analysis.

Portfolio-by-Portfolio Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2011, the Board took into account the specific data and

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factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ended September 30, 2010 and the management fees and expense data described below are as of June 30, 2010.

ING Balanced Portfolio

In evaluating the investment performance of ING Balanced Portfolio, the Board noted that the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date and one-year periods but had underperformed its Morningstar category median for the three-year and five-year periods. The Board received performance information relating to a benchmark index of fixed income securities (the "FISB") and equity securities (the "ESB") from which the Board could calculate a composite benchmark index (the "Composite Benchmark") comprised of 60% ESB and 40% FISB. The Board noted that the Portfolio outperformed the Composite Benchmark for the most recent calendar quarter, one-year and year-to-date periods but underperformed for the three-year and five-year periods. The Board considered the fact that the Portfolio is ranked in its Morningstar category in the first quintile for the year-to-date and one-year periods, the second quintile for the most recent calendar quarter, in the third quintile for the three-year period, and in the fourth quintile for the five-year period. The Board noted that the Portfolio underwent a strategy change whereby the method of selecting stocks for the equity component of the Portfolio shifted from the use of a quantitative based model to a fundamental research method and that in connection therewith the Sub-adviser replaced the portfolio manager. Additionally, the Board noted that the Sub-Adviser replaced the portfolio manager for the fixed income component of the Portfolio during the first part of 2009. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio of ING Balanced Portfolio, the Board noted that the management fee for the Portfolio is below the median and below the average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING BlackRock Science and Technology Opportunities Portfolio

In evaluating the investment performance of ING BlackRock Science and Technology Opportunities Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median and benchmark index for all periods presented; and (2) the Portfolio is ranked in its Morningstar category in the third quintile for all periods presented. The Board concluded that the performance of the Portfolio has been satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING BlackRock Science and Technology Opportunities Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the portfolios in its Selected Peer Group. Additionally, the Board noted that the Portfolio benefits from an expense cap implemented by the Adviser for the Portfolio, which resulted in a management fee waiver of .02 of 1% (two basis points) of the Portfolio's average net assets.

ING Growth and Income Portfolio

In evaluating the investment performance of ING Growth and Income Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the year-to-date, three-year and five-year periods, but underperformed for the most recent calendar quarter and one-year period; (2) the Portfolio outperformed its benchmark index for the three-year and five-year periods but underperformed for the most recent calendar quarter, year-to-date and one-year periods; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the three-year and five-year periods, and in the third quintile for the most recent calendar quarter, year-to-date and one-year periods. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Growth and Income Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

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ING Small Company Portfolio

In evaluating the investment performance of ING Small Company Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median all periods presented; (2) the Portfolio underperformed its benchmark index for the most recent calendar quarter, but outperformed the benchmark index for the one-year, three-year and five-year periods; and (3) the Portfolio is ranked in its Morningstar category in the first quintile for the five-year period, in the second quintile for the three-year period, one-year period and year-to-date period and in the third quintile for the most recent calendar quarter. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Small Company Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Intermediate Bond Portfolio

In evaluating the investment performance of ING Intermediate Bond Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date and one-year periods, but underperformed for the three-year and five-year periods; (2) the Portfolio outperformed its benchmark index for the most recent calendar quarter, year-to-date and one-year periods but underperformed for the three-year and five-year periods; and (3) the Portfolio is ranked in its Morningstar category in the first quintile for the year-to-date and one-year periods, the second quintile for the most recent calendar quarter, in the fourth quintile for the five-year period and in the fifth quintile for the three-year period. The Board noted that the Sub-Adviser replaced the portfolio manager to the Portfolio in January 2009 and that, under the direction of the new portfolio manager, the performance of the Portfolio has improved. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Intermediate Bond Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Money Market Portfolio

In evaluating the investment performance of ING Money Market Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median and its benchmark index for all periods presented; and (2) although the Portfolio is not ranked by Morningstar, the Portfolio is ranked in its Lipper category in the first quintile for all periods presented. In assessing the performance of the Portfolio, the Board noted that in response to the extreme volatility throughout 2009 the Sub-Adviser voluntarily chose to reduce the level of risk in the Portfolio by investing primarily in highly liquid instruments of short duration of high quality issuers that have received direct central government support or guarantees and securities that are the subject of liquidity programs of the Federal Reserve or the U.S. Treasury, and that the Sub-Adviser continued to operate the Portfolio in a risk averse manner throughout 2010. The Board also recognized that throughout 2009 and 2010 the Adviser and its affiliates have been waiving, and/or reimbursing fees in order for the Portfolio to maintain a net yield equal to, or greater than zero. The Board concluded that the performance of the Portfolio is satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Money Market Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is equal to the median and above the average expense ratios of the funds in its Selected Peer Group. The Board noted that during 2010 the Adviser and its affiliates continued to voluntarily waive, and/or reimburse fees in order for the Portfolio to maintain a net yield equal to, or greater than zero.

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Investment Adviser

ING Investments, LLC
7337 East Doubletree Ranch Road
Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm

KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel

Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

  VPAR-ACAPAPALL  (1210 021811)

Annual Report

December 31, 2010

Classes I and S

Domestic Equity Index Portfolios

■	ING Index Plus LargeCap Portfolio

■	ING Index Plus MidCap Portfolio

■	ING Index Plus SmallCap Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request, by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended December 31 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Big Picture vs. Details

Dear Shareholder,

On January 25, 2011, President Obama delivered his second State of the Union address. He called on Americans to put aside partisan differences and harness the nation’s creativity to adapt and thrive in a rapidly changing global economy. The president’s challenge is timely: the United States is approaching a nexus of intermediate- and long-term concerns, and the choices we make over the next two years could determine the nation’s competitiveness in the global economy for decades to come.

There are reasons to be optimistic — the International Monetary Fund (“IMF”) predicts the U.S. economy will grow about 3% in 2011. China and India are expected to grow at about 9% and even the euro zone appears to be recovering from crisis; this growth, however, is being accompanied by mounting inflation pressures in certain regions, suggesting that many economies are expanding at unsustainable rates.

As I write this, the World Economic Forum is getting underway in Davos, Switzerland, and there are numerous concerns to deal with. Chief among them are the still-present risk of sovereign debt defaults in the euro zone; high unemployment and banking problems in the advanced economies; and inflationary pressures in emerging markets, especially with regard to food, fuel and commodities.

As we’ve noted before, uncertainty is a defining characteristic of our age and, in our opinion, is likely to remain so beyond this year. How should you respond within your investment portfolio Remember that the most important consideration is your long-term goals, not the outlook for 2011. With investment hazards and opportunities everywhere, we believe it makes sense to cast as broad a net as possible around the globe. In our opinion, you want your portfolio to be well diversified so that it is not harmed too much by the trouble spots, and has some exposure to positive trends.

As always, we believe the best approach is a well-diversified portfolio and a well-defined investment plan. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews

President and Chief Executive Officer

ING Funds

January 26, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaim any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2010

In our semi-annual report we described how, after a 13-month advance through mid-April, a confluence of local and world issues sent global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), reeling to a loss for the first half of the fiscal year. In the second half of the year, the MSCI World IndexSM bounced back and for 2010 returned 10.01%. (The MSCI World IndexSM returned 11.76% for the one year ended December 31, 2010, measured in U.S. dollars.) By year end, investor sentiment had turned distinctly positive, despite the grave concerns that remained.

It was a bumpy ride. Markets from stocks to bonds to currencies were continually buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, the sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product (“GDP”) growth decelerated from 2.7% (annualized) in the first quarter of 2010 to 1.7% in the second, before recovering to 2.6% in the third. But attention was focused more on employment and housing. The 18-month recession which ended in June of 2009 had cost some 8.7 million jobs. But since then, the unemployment rate had been stuck between 9.4% and 10.1%, barely dented by private sector new jobs averaging 107,000 per month as 2010 ended.

The other weakening link was housing. Sales of new and existing homes collapsed after the expiry in April of a program of tax credits for home buyers and languished thereafter. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), having shown annual increases from February, resumed a downward trend in October with the index still 30% below the peak recorded in April 2006.

To be sure, there were some grounds for optimism as 2010 drew to a close. Consumer spending had risen for five straight months. Investment in equipment and software was growing at double-digit annual percentage rates. On December 30, new unemployment claims were reported below 400,000 for the first time since July 2008. The Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a “compromise” stimulus package worth an estimated $858 billion for 2011. In combination, these two measures increased the attractiveness of riskier asset classes like equities at the expense of high grade bonds, which sold off.

In the Eurozone, after default was narrowly averted on Greece’s maturing bonds, the creation in May of a European Financial Stabilization “mechanism”, funded with up to €750 billion seemed to calm nerves for a while. But in October, attention turned to Ireland, where the Irish government had injected huge sums into local banks, rendering its own fiscal position untenable. The November 29, 2010 European Union/International Monetary Fund bail-out worth €67.5 billion left markets unimpressed. Suddenly it was May again with downgrades, soaring yields on peripheral Eurozone bonds, fears of contagion, falling stock markets and doubts about the viability of the euro itself. The European Central Bank aggressively bought sovereign bonds and the mood settled. But with Spain’s banks needing to refinance €85 billion of debt in 2011, the issue remains unresolved.

Investors watched nervously as China, the source of much of the world’s growth, wrestled with inflation, which reached

5.1% in November, and a housing bubble. The authorities tightened mortgage requirements, raised banks’ reserve ratio requirements six times in 2010 and interest rates twice in the last quarter. More interest rate increases seem inevitable.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 6.54% in 2010. A slight balance towards risk aversion in the first half gave way to improved risk appetite in the second. For the whole year, the Barclays Capital U.S. Treasury index returned 5.87%, underperforming the Barclays Capital Corporate Investment Grade Bond Index with a return of 9.00%, but both fell well short of the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index which gained 14.94% for the one year period.

U.S. equities, represented by the S&P 500® Index including dividends, rose 15.06% in 2010, including its best September, a return of 8.92%, since 1939 and best December, a return of 6.68%, since 1991. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording four straight quarters of annual growth. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, the worst of the gloom about the Eurozone in early June was replaced by renewed pessimism about the dollar in a stalling economy, before markets were seized by another bout of Eurozone angst. For the year, the dollar gained 8.15% against the euro and 2.95% against the pound, but lost 11.59% to the yen, which was sold in the market by the Bank of Japan after breaching 15-year high levels.

In international markets, the MSCI Japan® Index returned just 0.57% for the year after a strong last quarter, as quarterly GDP growth bounced back to 1.1% and the yen retreated from multi-year peaks. The tone of the market was generally poor with household spending fragile and consumer prices down for 21 months. The MSCI Europe ex UK® Index returned 4.84%, with Germany up 15.97% and Portugal, Italy, Ireland, Greece and Spain all falling. This broadly reflected the two-tier economy that has developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. The MSCI UK® Index advanced 12.18%, despite the prospect of severe public spending cuts intended to eliminate an 11% budget deficit. Supporting sentiment was resilient, if perhaps temporary, quarterly GDP growth averaging 0.9% in the second half of the year.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

2

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index	An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.
Barclays Capital Corporate Investment Grade Bond Index	The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.
Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
S&P MidCap 400 Index	An unmanaged index that measures the performance of the mid-size company segment of the U.S. market.
S&P SmallCap 600 Index	An unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.

3

ING INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of December 31, 2010

(as a percent of net assets)

Information Technology	19.1%
Financials	15.7%
Energy	11.9%
Health Care	11.3%
Industrials	10.8%
Consumer Discretionary	10.2%
Consumer Staples	10.2%
Telecommunication Services	3.5%
Utilities	3.2%
Materials	2.8%
Other Assets and Liabilities — Net*	1.3%

Net Assets	100.0%

*	Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Index Plus LargeCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P 500® Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA and Pranay Gupta, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio’s Class I shares provided a total return of 13.96% compared to the S&P 500® Index, which returned 15.06% for the same period.

Portfolio Specifics: The performance of our models was down in 2010. Security selection in the financials, energy and materials sectors had the biggest negative impact on performance. In financials, overweights in M&T Bank Corp., CME Group, Inc. and Vornado Realty Trust were the biggest detractors. In energy, an overweight in Nabors Industries and an underweight in Schlumberger Ltd. hurt performance. In materials, overweights in paper companies MeadWestVaco Corp. and International Paper Co. had a negative contribution to relative performance. We saw positive gains in the technology and utilities sectors. Within technology, underweights in hardware makers — including Cisco Systems, Inc. and Qualcomm, Inc. — added to results. In utilities, underweights in Exelon Corp. and PPL Corp. helped performance.

Other notable detractors for the period included overweights in Abbot

Laboratories and Bristol-Myers Squibb Co., as well as an underweight in Boeing Co. Top contributors to performance included underweights in Johnson & Johnson and Procter & Gamble Co., as well as overweights in Limited Brands and DuPont. Sector allocation had a small positive impact on performance, as an overweight in industrials benefited the Portfolio.

Current Strategy and Outlook: Our strategy uses a quantitative investment process to construct enhanced index portfolios. This process employs multiple, uncorrelated alpha streams and advanced forecasting techniques to determine which stocks to over- and underweight relative to the benchmark. The process then combines the forecasted alpha with estimates of risk and trading costs for each stock to construct a portfolio designed to maximize return and control for risk relative to the benchmark.

The Portfolio currently has overweights in information technology and health care and underweights in materials and consumer staples.

*	Effective April 30, 2010, Mr. Gupta was added as portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2010

(as a percent of net assets)

Apple, Inc.	2.7%
Chevron Corp.	2.3%
ExxonMobil Corp.	2.2%
ConocoPhillips	1.3%
General Electric Co.	1.3%
Microsoft Corp.	1.2%
McDonald’s Corp.	1.2%
AT&T, Inc.	1.1%
Merck & Co., Inc.	1.1%
Citigroup, Inc.	1.1%

*	Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I.

Portfolio holdings are subject to change daily.

4

ING INDEX PLUS LARGECAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class S July 16, 2001
Class I	13.96%	1.19%	0.56%	5.99%
Class S	13.63%	0.93%	—	1.40%
S&P 500® Index	15.06%	2.29%	1.41%	2.36	%(1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus LargeCap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from August 1, 2001.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

5

ING INDEX PLUS MIDCAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of December 31, 2010

(as a percent of net assets)

Financials	18.6%
Industrials	16.2%
Information Technology	14.9%
Consumer Discretionary	14.0%
Health Care	10.9%
Materials	6.5%
Utilities	5.5%
Energy	5.3%
Consumer Staples	3.5%
Telecommunication Services	0.7%
Other Assets and Liabilities — Net*	3.9%

Net Assets	100.0%

*	Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Index Plus MidCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P MidCap 400 Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA and Pranay Gupta, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio’s Class I shares provided a total return of 21.91% compared to the S&P MidCap 400 Index, which returned 26.64% for the same period.

Portfolio Specifics: The performance of our models was down in 2010. Security selection in information technology, financials and energy had the biggest negative impact on performance. In technology, the hardware industry — in particular, our positions in Adtran Inc., Tech Data Corp. and Avnet Inc. — hurt the most. Within financials, an overweight in underperforming REITs resulted in a largely negative allocation effect. The only positive contributing sector was telecom, as holdings in Syniverse Holdings Inc. and Telephone & Data Systems Inc. added to performance.

Other notable detractors for the period included underweight positions in Netflix, Inc. and Cimarex Energy Co. and an overweight position in Federal Realty Investment Trust. Top contributors to performance included overweight positions in Sybase, Inc. and Valeant Pharmaceuticals International, Inc. and an underweight position in Vertex Pharmaceuticals, Inc. Despite active exposures on a sector level, minimal impact due to allocation effect was seen.

Current Strategy and Outlook: Our strategy uses a quantitative investment process to construct enhanced index portfolios. This process employs multiple, uncorrelated alpha streams and advanced forecasting techniques to determine which stocks to over- and underweight relative to the benchmark. The process then combines the forecasted alpha with estimates of risk and trading costs for each stock to construct a portfolio designed to maximize return and control for risk relative to the benchmark.

The Portfolio currently has overweights in information technology and healthcare and underweights in materials and consumer staples.

*	Effective April 30, 2010, Mr. Gupta was added as portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2010

(as a percent of net assets)

BorgWarner, Inc.	1.3%
Dollar Tree, Inc.	1.1%
Joy Global, Inc.	1.1%
Lubrizol Corp.	1.0%
Chipotle Mexican Grill, Inc.	1.0%
Perrigo Co.	1.0%
Macerich Co.	0.9%
Edwards Lifesciences Corp.	0.9%
Rovi Corp.	0.9%
Advance Auto Parts, Inc.	0.8%

*	Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

6

PORTFOLIO MANAGERS’ REPORT	ING INDEX PLUS MIDCAP PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class S July 16, 2001
Class I	21.91%	2.97%	5.59%	9.00%
Class S	21.57%	2.71%	—	5.93%
S&P MidCap 400 Index(1)	26.64%	5.74%	7.16%	7.68%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus MidCap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from August 1, 2001.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

7

ING INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation

as of December 31, 2010

(as a percent of net assets)

Information Technology	18.7%
Financials	17.7%
Industrials	16.4%
Consumer Discretionary	14.3%
Health Care	12.5%
Energy	5.2%
Materials	4.4%
Utilities	3.6%
Consumer Staples	3.3%
Telecommunication Services	0.8%
Other Assets and Liabilities — Net*	3.1%

Net Assets	100.0%

*	Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING Index Plus SmallCap Portfolio (the “Portfolio”) seeks to outperform the total return performance of the S&P SmallCap 600 Index, while maintaining a market level of risk. The Portfolio is managed by Vincent Costa, CFA and Pranay Gupta, Portfolio Managers, of ING Investment Management Co. — the Sub-Adviser.*

Performance: For the year ended December 31, 2010, the Portfolio’s Class I shares provided a total return of 22.84% compared to the S&P SmallCap 600 Index, which returned 26.31% for the same period.

Portfolio Review: The performance of our models was down in 2010. Security selection in the industrials, healthcare and information technology sectors had the biggest negative impact on performance. Within industrials, positions in GenCorp, Inc., Tetra Tech, Inc. and Baldor Electric Co. detracted most; within healthcare, a variety of stocks across the pharmaceuticals industry hurt performance. The only 2 positive contributing sectors were utilities and materials as overweights in Quaker Chemical Corp., Piedmont Natural Gas Co. and an underweight in Schweitzer-Maudit International, Inc. contributed to performance.

Other notable detractors for the period included underweight positions in Coinstar, Inc. and Salix Pharmaceuticals Ltd. and an

overweight position in Neutral Tandem, Inc. Top contributors to performance included overweight positions in Odyssey HealthCare, Inc., National Financial Partners Corp. and NetScout Systems, Inc.

Current Strategy and Outlook: Our strategy uses a quantitative investment process to construct enhanced index portfolios. This process employs multiple, uncorrelated alpha streams and advanced forecasting techniques to determine which stocks to over- and underweight relative to the benchmark. The process then combines the forecasted alpha with estimates of risk and trading costs for each stock to construct a portfolio designed to maximize return and control for risk relative to the benchmark.

The Portfolio currently has overweights in information technology and healthcare and underweights in materials and consumer staples.

*	Effective April 30, 2010, Mr. Gupta was added as portfolio manager to the Portfolio.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

Top Ten Holdings*

as of December 31, 2010

(as a percent of net assets)

BioMed Realty Trust, Inc.	0.7%
Varian Semiconductor Equipment Associates, Inc.	0.6%
Cooper Cos., Inc.	0.6%
Regeneron Pharmaceuticals, Inc.	0.6%
National Retail Properties, Inc.	0.6%
Tanger Factory Outlet Centers, Inc.	0.5%
Actuant Corp.	0.5%
Viasat, Inc.	0.5%
Oil States International, Inc.	0.5%
Toro Co.	0.5%

*	Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

8

ING INDEX PLUS SMALLCAP PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year	Since Inception of Class S July 16, 2001
Class I	22.84%	1.69%	5.62%	6.10%
Class S	22.47%	1.43%	—	5.70%
S&P SmallCap 600 Index(1)	26.31%	4.64%	7.66%	7.65%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Index Plus SmallCap Portfolio against the index indicated. An index is unmanaged and has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract or life insurance policy. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on Portfolio distributions or the redemption of Portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract and/or a variable universal life policy. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. For variable annuity contracts, please call (800) 992-0180 to get performance through the most recent month end. For variable universal life policies, please log on to www.ing.com/us to get performance through the most recent month end.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from August 1, 2001.

Effective March 1, 2002, ING Investments, LLC began serving as investment adviser and ING Investment Management Co., the former investment adviser, began serving as sub-adviser to the Portfolio.

9

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*
Index Plus LargeCap Portfolio
Class I	$1,000.00	$1,221.60	0.44%	$2.46	$1,000.00	$1,022.99	0.44%	$2.24
Class S	1,000.00	1,220.50	0.69	3.86	1,000.00	1,021.73	0.69	3.52
Index Plus MidCap Portfolio
Class I	$1,000.00	$1,254.90	0.48%	$2.73	$1,000.00	$1,022.79	0.48%	$2.45
Class S	1,000.00	1,253.30	0.73	4.15	1,000.00	1,021.53	0.73	3.72
Index Plus SmallCap Portfolio
Class I	$1,000.00	$1,255.40	0.49%	$2.79	$1,000.00	$1,022.74	0.49%	$2.50
Class S	1,000.00	1,253.20	0.74	4.20	1,000.00	1,021.48	0.74	3.77

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

10

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors

ING Variable Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities, including the summary portfolios of investments, of ING Index Plus LargeCap Portfolio, ING Index Plus MidCap Portfolio, and ING Index Plus SmallCap Portfolio, each a series of ING Variable Portfolios, Inc., as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian and transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 18, 2011

11

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING Index Plus LargeCap Portfolio	ING Index Plus MidCap Portfolio	ING Index Plus SmallCap Portfolio
ASSETS:
Investments in securities at value+*	$792,357,769	$667,231,030	$314,615,593
Short-term investments at value**	14,775,429	42,290,685	24,766,635
Cash	597	676	782
Cash collateral for futures	796,500	1,825,800	650,370
Receivables:
Investment securities sold	540,916	—	—
Fund shares sold	95,250	7,936	—
Dividends and interest	1,120,697	549,651	234,926
Prepaid expenses	14,129	11,494	5,243

Total assets	809,701,287	711,917,272	340,273,549

LIABILITIES:
Payable for fund shares redeemed	988,608	2,833,394	2,101,195
Payable upon receipt of securities loaned	5,468,190	14,185,923	13,224,488
Payable to affiliates	310,102	298,272	148,245
Payable for directors fees	4,006	3,274	1,506
Other accrued expenses and liabilities	196,210	121,643	67,759

Total liabilities	6,967,116	17,442,506	15,543,193

NET ASSETS	$802,734,171	$694,474,766	$324,730,356

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$1,080,605,868	$799,189,184	$428,788,151
Undistributed net investment income	13,756,731	5,146,093	2,327,592
Accumulated net realized loss	(376,506,188)	(205,284,038)	(147,650,722)
Net unrealized appreciation	84,877,760	95,423,527	41,265,335

NET ASSETS	$802,734,171	$694,474,766	$324,730,356

+ Including securities loaned at value	$5,314,402	$13,801,824	$12,886,658
* Cost of investments in securities	$707,457,763	$571,521,302	$273,189,258
** Cost of short-term investments	$15,097,190	$42,860,923	$25,052,488
Class I:
Net assets	$631,278,461	$549,499,290	$215,342,901
Shares authorized	200,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	45,437,980	35,434,270	15,317,948
Net asset value and redemption price per share	$13.89	$15.51	$14.06
Class S:
Net assets	$171,455,710	$144,975,476	$109,387,455
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	12,440,914	9,453,000	7,863,271
Net asset value and redemption price per share	$13.78	$15.34	$13.91

See Accompanying Notes to Financial Statements

12

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING Index Plus LargeCap Portfolio	ING Index Plus MidCap Portfolio	ING Index Plus SmallCap Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$17,494,259	$8,431,953	$4,073,749
Interest	6,575	2,278	919
Securities lending income, net	31,890	217,900	369,576

Total investment income	17,532,724	8,652,131	4,444,244

EXPENSES:
Investment management fees	2,804,072	2,619,452	1,204,802
Distribution and service fees	426,096	345,674	257,752
Transfer agent fees	988	677	371
Administrative service fees	440,627	360,163	165,655
Shareholder reporting expense	11,136	22,621	6,314
Professional fees	62,117	39,586	21,909
Custody and accounting expense	97,917	53,060	37,581
Directors fees	40,504	31,906	20,532
Miscellaneous expense	43,145	39,402	18,844
Interest expense	1,029	189	131

Total expenses	3,927,631	3,512,730	1,733,891
Net waived and reimbursed fees	(6,000)	(7,919)	(4,926)

Net expenses	3,921,631	3,504,811	1,728,965

Net investment income	13,611,093	5,147,320	2,715,279

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on:
Investments	92,129,824	94,087,033	44,186,041
Futures	1,154,969	3,004,707	1,633,196

Net realized gain	93,284,793	97,091,740	45,819,237

Net change in unrealized appreciation or depreciation on:
Investments	(5,098,755)	26,776,977	13,690,617
Futures	255,791	(69,850)	(160,834)

Net change in unrealized appreciation or depreciation	(4,842,964)	26,707,127	13,529,783

Net realized and unrealized gain	88,441,829	123,798,867	59,349,020

Increase in net assets resulting from operations	$102,052,922	$128,946,187	$62,064,299

* Foreign taxes withheld	$2,871	$—	$12
(1) Dividends from affiliates	$11,827	$15,224	$9,852

See Accompanying Notes to Financial Statements

13

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus LargeCap Portfolio		ING Index Plus MidCap Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$13,611,093	$15,962,911	$5,147,320	$7,649,990
Net realized gain (loss)	93,284,793	(97,349,768)	97,091,740	(124,931,250)
Net change in unrealized appreciation or depreciation	(4,842,964)	254,411,259	26,707,127	281,471,755

Increase in net assets resulting from operations	102,052,922	173,024,402	128,946,187	164,190,495

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(12,854,302)	(21,659,223)	(5,687,907)	(8,141,405)
Class S	(3,027,104)	(5,041,109)	(1,213,000)	(1,755,366)

Total distributions	(15,881,406)	(26,700,332)	(6,900,907)	(9,896,771)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	7,721,772	21,792,590	21,583,457	20,942,249
Reinvestment of distributions	15,881,406	26,700,332	6,900,907	9,896,771

	23,603,178	48,492,922	28,484,364	30,839,020
Cost of shares redeemed	(170,313,253)	(197,222,557)	(107,195,884)	(105,802,404)

Net decrease in net assets resulting from capital share transactions	(146,710,075)	(148,729,635)	(78,711,520)	(74,963,384)

Net increase (decrease) in net assets	(60,538,559)	(2,405,565)	43,333,760	79,330,340

NET ASSETS:
Beginning of year	863,272,730	865,678,295	651,141,006	571,810,666

End of year	$802,734,171	$863,272,730	$694,474,766	$651,141,006

Undistributed net investment income at end of year	$13,756,731	$15,880,790	$5,146,093	$6,897,927

See Accompanying Notes to Financial Statements

14

STATEMENTS OF CHANGES IN NET ASSETS

	ING Index Plus SmallCap Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$2,715,279	$2,273,049
Net realized gain (loss)	45,819,237	(71,816,252)
Net change in unrealized appreciation or depreciation	13,529,783	133,120,587

Increase in net assets resulting from operations	62,064,299	63,577,384

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class I	(1,452,197)	(3,679,023)
Class S	(526,966)	(1,395,586)

Total distributions	(1,979,163)	(5,074,609)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	17,091,543	16,733,517
Reinvestment of distributions	1,979,163	5,074,609

	19,070,706	21,808,126
Cost of shares redeemed	(55,074,577)	(77,225,953)

Net decrease in net assets resulting from capital share transactions	(36,003,871)	(55,417,827)

Net increase in net assets	24,081,265	3,084,948

NET ASSETS:
Beginning of year	300,649,091	297,564,143

End of year	$324,730,356	$300,649,091

Undistributed net investment income at end of year	$2,327,592	$1,978,110

See Accompanying Notes to Financial Statements

15

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)		Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		`Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)		(%)	(%)		(%)		(%)		($000’s)	(%)
ING Index Plus LargeCap Portfolio
Class I
12-31-10	12.42	0.22	•	1.50	1.72	0.25	—	—	0.25	13.89	13.96		0.44	0.44	†	0.44	†	1.75	†	631,278	157
12-31-09	10.44	0.21	•	2.12	2.33	0.35	—	—	0.35	12.42	23.20		0.45	0.45	†	0.45	†	2.01	†	678,612	142
12-31-08	18.13	0.25	•	(6.57)	(6.32)	0.30	1.07	—	1.37	10.44	(37.21)		0.47	0.47	†	0.47	†	1.70	†	680,918	175
12-31-07	17.48	0.29	•	0.58	0.87	0.22	—	—	0.22	18.13	5.03	††	0.44	0.44	†	0.44	†	1.62	†	2,323,707	121
12-31-06	15.42	0.23	•	2.00	2.23	0.17	—	—	0.17	17.48	14.58		0.43	0.43	†	0.43	†	1.46	†	2,352,193	128
Class S
12-31-10	12.33	0.19	•	1.48	1.67	0.22	—	—	0.22	13.78	13.63		0.69	0.69	†	0.69	†	1.50	†	171,456	157
12-31-09	10.34	0.18	•	2.12	2.30	0.31	—	—	0.31	12.33	23.01		0.70	0.70	†	0.70	†	1.76	†	184,661	142
12-31-08	17.99	0.21	•	(6.51)	(6.30)	0.28	1.07	—	1.35	10.34	(37.40)		0.72	0.72	†	0.72	†	1.53	†	184,760	175
12-31-07	17.32	0.25	•	0.57	0.82	0.15	—	—	0.15	17.99	4.77	††	0.69	0.69	†	0.69	†	1.38	†	319,717	121
12-31-06	15.30	0.18	•	1.99	2.17	0.15	—	—	0.15	17.32	14.28		0.68	0.68	†	0.68	†	1.13	†	209,440	128

ING Index Plus MidCap Portfolio
Class I
12-31-10	12.85	0.11	•	2.70	2.81	0.15	—	—	0.15	15.51	21.91		0.48	0.48	†	0.48	†	0.84	†	549,499	162
12-31-09	9.94	0.15	•	2.95	3.10	0.19	—	—	0.19	12.85	31.71		0.52	0.52	†	0.52	†	1.38	†	512,163	132
12-31-08	18.33	0.22		(6.37)	(6.15)	0.22	2.02	—	2.24	9.94	(37.56)		0.52	0.52	†	0.52	†	1.14	†	447,503	113
12-31-07	18.89	0.21		0.83	1.04	0.15	1.45	—	1.60	18.33	5.50	††	0.49	0.49	†	0.49	†	1.06	†	1,177,708	127
12-31-06	18.69	0.17	•	1.57	1.74	0.12	1.42	—	1.54	18.89	9.44		0.49	0.49	†	0.49	†	0.92	†	1,148,074	84
Class S
12-31-10	12.72	0.08	•	2.66	2.74	0.12	—	—	0.12	15.34	21.57		0.73	0.73	†	0.73	†	0.59	†	144,975	162
12-31-09	9.82	0.12	•	2.93	3.05	0.15	—	—	0.15	12.72	31.47		0.77	0.77	†	0.77	†	1.13	†	138,978	132
12-31-08	18.13	0.14		(6.26)	(6.12)	0.17	2.02	—	2.19	9.82	(37.73)		0.77	0.77	†	0.77	†	0.91	†	124,308	113
12-31-07	18.69	0.15		0.84	0.99	0.10	1.45	—	1.55	18.13	5.26	††	0.74	0.74	†	0.74	†	0.81	†	245,948	127
12-31-06	18.53	0.12		1.55	1.67	0.09	1.42	—	1.51	18.69	9.12		0.74	0.74	†	0.74	†	0.63	†	227,616	84

See Accompanying Notes to Financial Statements

16

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate

Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING Index Plus SmallCap Portfolio
Class I
12-31-10	11.52	0.12	•	2.51	2.63	0.09	—	—	0.09	14.06	22.84	0.49	0.49	†	0.49	†	0.99	†	215,343	160
12-31-09	9.41	0.09	•	2.20	2.29	0.18	—	—	0.18	11.52	24.85	0.52	0.52	†	0.52	†	0.90	†	197,476	98
12-31-08	15.19	0.14	•	(4.97)	(4.83)	0.12	0.83	—	0.95	9.41	(33.58)	0.52	0.52	†	0.52	†	1.10	†	201,978	100
12-31-07	17.99	0.12		(1.07)	(0.95)	0.08	1.77	—	1.85	15.19	(6.22)	0.49	0.49	†	0.49	†	0.67	†	638,474	126
12-31-06	16.68	0.09	•	2.20	2.29	0.07	0.91	—	0.98	17.99	13.82	0.49	0.49	†	0.49	†	0.52	†	745,115	93
Class S
12-31-10	11.41	0.09	•	2.47	2.56	0.06	—	—	0.06	13.91	22.47	0.74	0.74	†	0.74	†	0.74	†	109,387	160
12-31-09	9.30	0.06	•	2.19	2.25	0.14	—	—	0.14	11.41	24.65	0.77	0.77	†	0.77	†	0.65	†	103,173	98
12-31-08	15.01	0.13		(4.93)	(4.80)	0.08	0.83	—	0.91	9.30	(33.73)	0.77	0.77	†	0.77	†	0.87	†	95,586	100
12-31-07	17.79	0.07		(1.06)	(0.99)	0.02	1.77	—	1.79	15.01	(6.49)	0.74	0.74	†	0.74	†	0.42	†	181,986	126
12-31-06	16.53	0.04	•	2.18	2.22	0.05	0.91	—	0.96	17.79	13.48	0.74	0.74	†	0.74	†	0.25	†	204,246	93

(1)	Total return is calculated assuming reinvestment of all dividends and capital gain distributions at net asset value and does not reflect the effect of insurance contract charges.
(2)

Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

•	Calculated using average number of shares outstanding throughout the period.
†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratio and net investment income or loss ratio (Note 4).
††	There was no impact on total return due to payment by affiliate in 2007.

See Accompanying Notes to Financial Statements

17

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010

NOTE 1 — ORGANIZATION

Organization. ING Variable Portfolios, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”) as an open-end management investment company.

ING Variable Portfolios, Inc. is a company incorporated under the laws of Maryland on June 4, 1996. There are eighteen active separate investment series that comprise the Company. The three series (each a “Portfolio”, collectively the “Portfolios”) that are in this report are: ING Index Plus LargeCap Portfolio (“Index Plus LargeCap”), ING Index Plus MidCap Portfolio (“Index Plus MidCap”), and ING Index Plus SmallCap Portfolio (“Index Plus SmallCap”).

The Company is authorized to offer four share classes of the Portfolios, referred to as Class ADV, Class I, Class S and Service 2 Class (“Class S2”); however the Portfolios do not currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a Portfolio or a class are charged directly to that Portfolio or class. Other operating expenses shared by several Portfolios are generally allocated among those Portfolios based on average net assets. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Shares of the Portfolios may be offered to separate accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies (“Variable Contracts”). Shares may also be offered to qualified pension and retirement plans outside the Variable Contract and to certain investment advisers and their affiliates. Class I shares may be made available to other investment companies, including other series of the Company under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on each Portfolio’s behalf.

ING Investments, LLC serves as the investment adviser (“ING Investments” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. serves as the sub-adviser (“ING IM” or the “Sub-Adviser”) to the Portfolios. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

The Investment Adviser, the Sub-Adviser, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Portfolios and potential termination of the Portfolios’ existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates

18

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

prevailing at that time. Debt securities acquired with more than 60 days to maturity are valued using matrix pricing methods determined by an independent pricing service which takes into consideration such factors as yields, maturities, liquidity, ratings and traded prices in similar or identical securities. Investments in securities of sufficient credit quality, maturing in 60 days or less are valued at amortized cost which approximates fair value. Investments in open-end mutual funds are valued at net asset value.

Securities for which valuations are not readily available from an independent pricing service may be valued by brokers which use prices provided by market makers or estimates of fair market value obtained from yield data relating to investments or securities with similar characteristics. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such valuations are made in accordance with valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself.

Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV. There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of

19

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time the Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio’s NAV.

Fair value is defined as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolio is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities are classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing each Portfolio’s investments under these levels of classification is included following the Summary Portfolio of Investments.

For the year ended December 31, 2010, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. Government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments which could cause

20

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. Government securities.

D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex- dividend date. Dividends from net investment income and capital gains, if any, are declared and paid annually by the Portfolios. The Portfolios may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E. Federal Income Taxes. It is the policy of each Portfolio to comply with subchapter M of the Internal Revenue Code and related excise tax provisions applicable to regulated investment companies and to distribute substantially all of its net investment income and any net realized capital gains to their shareholders. Therefore, no federal income tax provision is required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until any capital loss carryforwards have been fully utilized or expire.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the use of Derivative Instruments. Each Portfolio’s investment objectives permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of

21

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

H. Foreign Currency Transactions and Futures Contracts. Each Portfolio may enter into foreign currency exchange transactions to convert to and from different foreign currencies and to and from the U.S. dollar in connection with the planned purchases or sales of securities. When entering into a currency forward contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed upon date. The Portfolios either enter into these transactions on a spot basis at the spot rate prevailing in the foreign currency exchange market or use forward foreign currency contracts to purchase or sell foreign currencies. When the contract is fulfilled or closed, gains or losses are realized. Until then, the gain or loss is included in unrealized appreciation or depreciation. Risks may arise upon entering into forward contracts from the potential inability of counterparties to meet the terms of their forward contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolio’s assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year ended December 31, 2010, each Portfolio has purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty

22

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2010, Index Plus LargeCap, Index Plus MidCap, and Index Plus SmallCap had average market values on futures contracts purchased of notional $14,136,211, $18,970,478 and $8,637,232, respectively.

I. Securities Lending. Each Portfolio has the option to temporarily loan up to 33 1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. Government securities. Generally, in the event of counterparty default, each Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. Each Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

J. Restricted Securities. Each Portfolio may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined in the Act, determined under procedures approved by the Board.

K. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2010, the cost of purchases and the proceeds from the sale of securities, excluding short-term securities, were as follows:

	Purchases	Sales
Index Plus LargeCap	$1,232,902,816	$1,366,438,721
Index Plus MidCap	1,031,648,679	1,116,487,288
Index Plus SmallCap	465,359,421	500,096,940

NOTE 4 — INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES

The Portfolios entered into an investment management agreement (“Investment Management Agreement”) with the Investment Adviser. The Investment Management Agreement compensates the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

Index Plus LargeCap	0.35%
Index Plus MidCap	0.40%
Index Plus SmallCap	0.40%

The Investment Adviser entered into a sub-advisory agreement with ING IM. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

During the period ING Portfolios were permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios were reduced by an amount equal to the management fees paid indirectly to the ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios. For the year ended December 31, 2010, the Investment Adviser for Index Plus LargeCap, Index Plus MidCap and Index Plus SmallCap waived $6,000, $7,919, and $4,926 of such management fees, respectively. These fees are not subject to recoupment.

Effective December 20, 2010, ING Institutional Prime Money Market Fund was liquidated. As a result of this liquidation, the Portfolios will no longer invest end-of-day cash balances into ING Institutional Prime Money Market Fund.

Pursuant to the Administration Agreement, IFS acts as administrator and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. IFS is entitled to receive from each Portfolio a

23

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 4 —  INVESTMENT MANAGEMENT AND ADMINISTRATIVE FEES (continued)

fee at an annual rate of 0.055% on the first $5 billion of daily net assets and 0.03% thereafter.

In placing equity security transactions, the Investment Adviser or Sub-Adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, the Investment Adviser or Sub-Adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the Investment Adviser or Sub-Adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

NOTE 5 — DISTRIBUTION FEES

Class S shares of the Portfolios have adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or the distribution of each Portfolio’s Class S shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s S shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2010, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
Index Plus LargeCap	$236,701	$37,248	$36,153	$310,102
Index Plus MidCap	234,973	32,349	30,950	298,272
Index Plus SmallCap	109,718	15,113	23,414	148,245

At December 31, 2010, the following indirect, wholly-owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

Subsidiary	Portfolio	Percentage
ING Life Insurance and Annuity Company	Index Plus LargeCap	75.55%
	Index Plus MidCap	75.70%
	Index Plus SmallCap	59.84%
ING USA Annuity and Life Insurance Company	Index Plus LargeCap	20.22%
	Index Plus MidCap	19.21%
	Index Plus SmallCap	31.26%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because the Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

The Company has adopted a Deferred Compensation Plan (“Policy”), which allows eligible non-affiliated directors as described in the Policy to defer the receipt of all or a portion of the directors’ fees payable. Amounts deferred are treated as though invested in various “Notional” funds advised by ING Investments until distribution in accordance with the Policy.

24

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 7 — EXPENSE LIMITATION AGREEMENT

ING Investments entered into written expense limitation agreements (“Expense Limitation Agreement”) with each of the Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class I	Class S
Index Plus LargeCap	0.55%	0.80%
Index Plus MidCap	0.60%	0.85%
Index Plus SmallCap	0.60%	0.85%

The Investment Adviser may at a later date recoup from a Portfolio for management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees and any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations for each Portfolio. Amounts payable by the Investment Adviser are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2010, the Portfolios did not have any amount of waived or reimbursed fees that would be subject to possible recoupment by the Investment Adviser.

The Expense Limitation Agreement is contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 8 — LINE OF CREDIT

All of the Portfolios included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement (the “Credit Agreement”) with The Bank of New York Mellon for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. During the period, the funds to which the line of credit is available paid a commitment fee equal to 0.15% per annum, and beginning December 15, 2010, 0.10% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the Credit Agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance. Each Portfolio utilized the line of credit during the year ended December 31, 2010:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
Index Plus LargeCap	19	$1,382,105	1.43%
Index Plus MidCap	5	963,000	1.43%
Index Plus SmallCap	3	1,110,000	1.44%

25

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 9 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	($)	($)	($)	($)
Index Plus LargeCap
Class I
12-31-10	506,634	970,136	(10,672,742)	(9,195,972)	6,423,891	12,854,302	(134,298,981)	(115,020,788)
12-31-09	1,901,733	2,226,025	(14,739,250)	(10,611,492)	19,828,585	21,659,223	(159,673,773)	(118,185,965)
Class S
12-31-10	104,266	229,848	(2,875,682)	(2,541,568)	1,297,881	3,027,104	(36,014,272)	(31,689,287)
12-31-09	182,243	521,314	(3,587,044)	(2,883,487)	1,964,005	5,041,109	(37,548,784)	(30,543,670)
Index Plus MidCap
Class I
12-31-10	1,433,282	391,190	(6,245,122)	(4,420,650)	19,449,571	5,687,907	(83,962,222)	(58,824,744)
12-31-09	1,794,782	816,590	(7,787,873)	(5,176,501)	18,783,391	8,141,405	(83,961,505)	(57,036,709)
Class S
12-31-10	156,089	84,236	(1,716,479)	(1,476,154)	2,133,886	1,213,000	(23,233,662)	(19,886,776)
12-31-09	209,847	177,669	(2,116,638)	(1,729,122)	2,158,858	1,755,366	(21,840,899)	(17,926,675)
Index Plus SmallCap
Class I
12-31-10	1,306,344	108,942	(3,237,150)	(1,821,864)	15,977,251	1,452,197	(39,015,835)	(21,586,387)
12-31-09	1,533,744	407,422	(6,267,474)	(4,326,308)	14,112,360	3,679,023	(61,589,392)	(43,798,009)
Class S
12-31-10	92,089	39,891	(1,312,494)	(1,180,514)	1,114,292	526,966	(16,058,742)	(14,417,484)
12-31-09	276,428	155,931	(1,662,052)	(1,229,693)	2,621,157	1,395,586	(15,636,561)	(11,619,818)

NOTE 10 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Portfolios may lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund — Series B (“BICR — Series B”), each a series within the BNY Institutional Cash Reserves Trust (collectively, the “BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2010, and throughout the period covered by this report, BICR — Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”). The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Portfolios agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by BICR — Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Funds) and subject, in part, to the Portfolios’ continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Portfolios have complied with the requirements under the Capital

26

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 10 — SECURITIES LENDING (continued)

Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Portfolios will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Portfolio’s investment in BICR — Series B includes the value of the underlying securities held by BICR — Series B and the estimated value of the support to be provided by BNYC. The investment in the BNY Mellon Overnight Government Fund and in BICR — Series B are included in the Summary Portfolio of Investments under Securities Lending Collateral and the unrealized loss on BICR — Series B is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio. At December 31, 2010, the following Portfolios had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
Index Plus LargeCap	$5,314,402	$5,468,190
Index Plus MidCap	13,801,824	14,185,923
Index Plus SmallCap	12,886,658	13,224,488

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Portfolio’s Summary Portfolio of Investments.

NOTE 11 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2010:

	Undistributed Net Investment Income	Accumulated Net Realized Gains/(Losses)
Index Plus LargeCap	$146,254	$(146,254)
Index Plus MidCap	1,753	(1,753)
Index Plus SmallCap	(386,634)	386,634

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2010 Ordinary Income	Year Ended December 31, 2009 Ordinary Income
Index Plus LargeCap	$15,881,406	$26,700,332
Index Plus MidCap	6,900,907	9,896,771
Index Plus SmallCap	1,979,163	5,074,609

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2010 were:

	Undistributed Ordinary Income	Unrealized Appreciation/ (Depreciation)	Capital Loss Carryforwards	Expiration Dates
Index Plus LargeCap	$13,756,731	$78,936,318	$(275,548,117)	2016
			(95,016,629)	2017

			$(370,564,746)

Index Plus MidCap	5,146,093	92,512,757	(73,699,453)	2016
			(128,673,815)	2017

			$(202,373,268)

Index Plus SmallCap	2,327,592	40,444,222	(70,659,453)	2016
			(76,170,156)	2017

			$(146,829,609)

The Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act will be effective for the Portfolios’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of each Portfolio’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Portfolios, if any, will be contained within the Federal Income Taxes section of the notes to financial statements for the fiscal year ending December 31, 2011.

27

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 11 — FEDERAL INCOME TAXES (continued)

The Portfolios’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2006.

As of December 31, 2010, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTE 12 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

28

ING INDEX PLUS LARGECAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 95.8%
		Consumer Discretionary: 10.2%
110,350	@	DIRECTV	$4,406,276	0.5
122,700		McDonald’s Corp.	9,418,452	1.2
94,600		Yum! Brands, Inc.	4,640,130	0.6
		Other Securities	63,431,963	7.9
			81,896,821	10.2
		Consumer Staples: 10.2%
279,400		Altria Group, Inc.	6,878,828	0.9
102,656		Coca-Cola Co.	6,751,685	0.8
67,700		PepsiCo, Inc.	4,422,841	0.5
106,217		Philip Morris International, Inc.	6,216,881	0.8
96,592		Procter & Gamble Co.	6,213,763	0.8
		Other Securities	51,372,865	6.4
			81,856,863	10.2
		Energy: 11.9%
198,158		Chevron Corp.	18,081,918	2.3
158,800		ConocoPhillips	10,814,284	1.3
242,654		ExxonMobil Corp.	17,742,860	2.2
54,554		Schlumberger Ltd.	4,555,259	0.6
		Other Securities	43,919,291	5.5
			95,113,612	11.9
		Financials: 12.8%
125,400		American Express Co.	5,382,168	0.7
393,350		Bank of America Corp.	5,247,289	0.6
85,100	@	Berkshire Hathaway, Inc.	6,817,361	0.8
1,801,900	@	Citigroup, Inc.	8,522,987	1.1
158,651		JPMorgan Chase & Co.	6,729,975	0.8
115,600		PNC Financial Services Group, Inc.	7,019,232	0.9
77,100		Prudential Financial, Inc.	4,526,541	0.6
154,533		US Bancorp.	4,167,755	0.5
227,685		Wells Fargo & Co.	7,055,958	0.9
		Other Securities	47,033,733	5.9
			102,502,999	12.8

Shares			Value	Percent of Net Assets

		Health Care: 11.3%
149,434		Abbott Laboratories	$7,159,383	0.9
233,800		Bristol-Myers Squibb Co.	6,191,024	0.8
121,023		Johnson & Johnson	7,485,273	0.9
243,662		Merck & Co., Inc.	8,781,578	1.1
484,862		Pfizer, Inc.	8,489,934	1.0
		Other Securities	52,794,355	6.6
			90,901,547	11.3
		Industrials: 10.8%
97,600		3M Co.	8,422,880	1.0
54,400		Deere & Co.	4,517,920	0.6
567,494		General Electric Co.	10,379,465	1.3
67,800		United Parcel Service, Inc. - Class B	4,920,924	0.6
76,697		United Technologies Corp.	6,037,588	0.8
		Other Securities	52,279,839	6.5
			86,558,616	10.8
		Information Technology: 19.1%
129,200		Altera Corp.	4,596,936	0.6
66,593	@	Apple, Inc.	21,480,238	2.7
304,970	@	Cisco Systems, Inc.	6,169,543	0.8
89,700	@	Cognizant Technology Solutions Corp.	6,574,113	0.8
322,450	@	EMC Corp.	7,384,105	0.9
10,780	@	Google, Inc. - Class A	6,402,997	0.8
285,110		Intel Corp.	5,995,863	0.8
55,769		International Business Machines Corp.	8,184,658	1.0
98,500	@	Intuit, Inc.	4,856,050	0.6
339,316		Microsoft Corp.	9,473,703	1.2
163,626		Oracle Corp.	5,121,494	0.6
		Other Securities	66,786,708	8.3
			153,026,408	19.1

See Accompanying Notes to Financial Statements

29

ING INDEX PLUS LARGECAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares		Value	Percent of Net Assets

COMMON STOCK: (continued)
	Materials: 2.8%
106,000	EI Du Pont de Nemours & Co.	$5,287,280	0.6
	Other Securities	17,411,278	2.2
		22,698,558	2.8
	Telecommunication Services: 3.5%
302,556	AT&T, Inc.	8,889,095	1.1
571,500	Qwest Communications International, Inc.	4,349,115	0.5
150,116	Verizon Communications, Inc.	5,371,150	0.7
	Other Securities	9,420,991	1.2
		28,030,351	3.5
	Utilities: 3.2%
	Other Securities	26,067,182	3.2
	Total Common Stock (Cost $ 685,435,508)	768,652,957	95.8

REAL ESTATE INVESTMENT TRUSTS: 2.9%
	Financials: 2.9%
92,500	Equity Residential	4,805,375	0.6
48,700	Public Storage, Inc.	4,939,154	0.6
55,520	Simon Property Group, Inc.	5,523,685	0.7
	Other Securities	8,436,598	1.0
	Total Real Estate Investment Trusts (Cost $ 22,022,255)	23,704,812	2.9

	Total Long-Term Investments (Cost $ 707,457,763)	792,357,769	98.7

SHORT-TERM INVESTMENTS: 1.8%
	Mutual Funds: 1.2%
9,629,000	Blackrock Liquidity Funds TempFund Portfolio - Class I	9,629,000	1.2
	Total Mutual Funds (Cost $ 9,629,000)	9,629,000	1.2

Shares			Value	Percent of Net Assets

		Securities Lending Collateralcc: 0.6%
3,859,387		BNY Mellon Overnight Government Fund(1)	$3,859,387	0.5
801,608,803	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	1,287,042	0.1
		Total Securities Lending Collateral (Cost $ 5,468,190)	5,146,429	0.6

		Total Short-Term Investments (Cost $ 15,097,190)	14,775,429	1.8

		Total Investments in Securities (Cost $ 722,554,953)*	$807,133,198	100.5
		Other Assets and Liabilities - Net	(4,399,027)	(0.5)

		Net Assets	$802,734,171	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
*	Cost for federal income tax purposes is $728,196,880.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$90,400,990
Gross Unrealized Depreciation	(11,464,672)

Net Unrealized Appreciation	$78,936,318

See Accompanying Notes to Financial Statements

30

ING INDEX PLUS LARGECAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock*	$768,652,957	$—	$—	$768,652,957
Real Estate Investment Trusts	23,704,812	—	—	23,704,812
Short-Term Investments	13,488,387	—	1,287,042	14,775,429

Total Investments, at value	$805,846,156	$—	$1,287,042	$807,133,198

Other Financial Instruments+:
Futures	299,515	—	—	299,515

Total Assets	$806,145,671	$—	$1,287,042	$807,432,713

See Accompanying Notes to Financial Statements

31

ING INDEX PLUS LARGECAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	1,287,042	—	—	—	—	—	—	—	1,287,042

Total Investments, at value	$1,287,042	$—	$—	$—	$—	$—	$—	$—	$1,287,042

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
‘+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options.
Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.
Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING Index Plus LargeCap Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation
Long Contracts
S&P 500 E-Mini	180	03/18/11	$11,277,000	$299,515

			$11,277,000	$299,515

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets - Unrealized appreciation*	$299,515

Total Asset Derivatives		$299,515

* Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$1,154,969

Total	$1,154,969

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$255,791

Total	$255,791

See Accompanying Notes to Financial Statements

32

ING INDEX PLUS MIDCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 86.1%
		Consumer Discretionary: 14.0%
88,494		Advance Auto Parts, Inc.	$5,853,878	0.8
122,661	@	BorgWarner, Inc.	8,875,750	1.3
31,347	@	Chipotle Mexican Grill, Inc.	6,666,253	1.0
141,051	@, L	Dollar Tree, Inc.	7,910,132	1.1
59,299	@	Fossil, Inc.	4,179,394	0.6
46,300	@	Panera Bread Co.	4,686,023	0.7
107,200		Tractor Supply Co.	5,198,128	0.7
70,400	@, L	Under Armour, Inc.	3,860,736	0.6
		Other Securities	49,698,739	7.2
			96,929,033	14.0
		Consumer Staples: 3.5%
96,000		Corn Products International, Inc.	4,416,000	0.6
67,064	@, L	Energizer Holdings, Inc.	4,888,966	0.7
		Other Securities	15,129,301	2.2
			24,434,267	3.5
		Energy: 5.3%
129,069		Arch Coal, Inc.	4,525,159	0.7
38,873		Cimarex Energy Co.	3,441,427	0.5
55,400	@	Dril-Quip, Inc.	4,305,688	0.6
123,300	@	Superior Energy Services	4,314,267	0.6
		Other Securities	20,358,624	2.9
			36,945,165	5.3
		Financials: 8.6%
58,189		Jones Lang LaSalle, Inc.	4,883,221	0.7
		Other Securities	54,907,376	7.9
			59,790,597	8.6
		Health Care: 10.9%
172,900	@	Allscripts Healthcare Solutions, Inc.	3,331,783	0.5
49,349		Beckman Coulter, Inc.	3,712,525	0.5
77,452	@	Edwards Lifesciences Corp.	6,261,220	0.9
30,824	@	Mettler Toledo International, Inc.	4,660,897	0.7
105,180		Perrigo Co.	6,661,049	1.0
		Other Securities	50,894,970	7.3
			75,522,444	10.9

Shares			Value	Percent of Net Assets

		Industrials: 16.2%
55,000		Gardner Denver, Inc.	$3,785,100	0.6
116,300		IDEX Corp.	4,549,656	0.7
88,532		Joy Global, Inc.	7,680,151	1.1
41,200		Nordson Corp.	3,785,456	0.6
69,257		SPX Corp.	4,951,183	0.7
71,128	@	Thomas & Betts Corp.	3,435,482	0.5
107,974		Timken Co.	5,153,599	0.7
		Other Securities	78,775,477	11.3
			112,116,104	16.2
		Information Technology: 14.9%
60,500		Factset Research Systems, Inc.	5,672,480	0.8
124,168	@	Micros Systems, Inc.	5,446,008	0.8
156,600	@	Parametric Technology Corp.	3,528,198	0.5
100,542	@	Rovi Corp.	6,234,609	0.9
193,200	@	Skyworks Solutions, Inc.	5,531,316	0.8
80,300		Solera Holdings, Inc.	4,120,996	0.6
		Other Securities	73,088,396	10.5
			103,622,003	14.9
		Materials: 6.5%
72,400		Aptargroup, Inc.	3,444,068	0.5
101,000		Cabot Corp.	3,802,650	0.5
68,253		Lubrizol Corp.	7,294,881	1.0
116,092		Sonoco Products Co.	3,908,818	0.6
		Other Securities	26,792,379	3.9
			45,242,796	6.5
		Telecommunication Services: 0.7%
		Other Securities	4,904,655	0.7

		Utilities: 5.5%
121,200		Alliant Energy Corp.	4,456,524	0.6
90,980		OGE Energy Corp.	4,143,229	0.6
140,600		Vectren Corp.	3,568,428	0.5
		Other Securities	26,282,444	3.8
			38,450,625	5.5
		Total Common Stock (Cost $ 510,735,945)	597,957,689	86.1

See Accompanying Notes to Financial Statements

33

ING INDEX PLUS MIDCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

REAL ESTATE INVESTMENT TRUSTS: 10.0%
		Financials: 10.0%
134,210		AMB Property Corp.	4,255,799	0.6
80,036		BRE Properties, Inc.	3,481,566	0.5
71,487		Camden Property Trust	3,858,868	0.6
40,705		Essex Property Trust, Inc.	4,649,325	0.7
67,200		Federal Realty Investment Trust	5,236,896	0.7
136,625		Macerich Co.	6,471,926	0.9
143,500		Realty Income Corp.	4,907,700	0.7
78,600		SL Green Realty Corp.	5,306,286	0.8
143,200		UDR, Inc.	3,368,064	0.5
		Other Securities	$27,736,911	4.0
		Total Real Estate Investment Trusts (Cost $ 60,785,357)	69,273,341	10.0

		Total Long-Term Investments (Cost $ 571,521,302)	667,231,030	96.1

SHORT-TERM INVESTMENTS: 6.1%
		Mutual Funds: 4.1%
28,675,000		Blackrock Liquidity Funds TempFund Portfolio - Class I	28,675,000	4.1
		Total Mutual Funds (Cost $ 28,675,000)	28,675,000	4.1

		Securities Lending Collateralcc: 2.0%
11,334,731		BNY Mellon Overnight Government Fund(1)	11,334,731	1.7
2,851,192	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	2,280,954	0.3
		Total Securities Lending Collateral (Cost $ 14,185,923)	13,615,685	2.0

		Total Short-Term Investments (Cost $ 42,860,923)	42,290,685	6.1

		Total Investments in Securities (Cost $ 614,382,225)*	$709,521,715	102.2

		Other Assets and Liabilities - Net	(15,046,949)	(2.2)

		Net Assets	$694,474,766	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
*	Cost for federal income tax purposes is $617,008,958.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$99,469,850
Gross Unrealized Depreciation	(6,957,093)

Net Unrealized Appreciation	$92,512,757

See Accompanying Notes to Financial Statements

34

ING INDEX PLUS MIDCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock*	$597,957,689	$—	$—	$597,957,689
Real Estate Investment Trusts	69,273,341	—	—	69,273,341
Short-Term Investments	40,009,731	—	2,280,954	42,290,685

Total Investments, at value	$707,240,761	$—	$2,280,954	$709,521,715

Other Financial Instruments+:
Futures	284,037	—	—	284,037

Total Assets	$707,524,798	$—	$2,280,954	$709,805,752

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	2,280,954	—	—	—	—	—	—	—	2,280,954

Total Investments, at value	$2,280,954	$—	$—	$—	$—	$—	$—	$—	$2,280,954

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
‘+	Other Financial Instruments are derivatives not reflected in the Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.
Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING Index Plus MidCap Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation
Long Contracts
S&P Mid 400 E-Mini	340	03/18/11	$30,780,200	$284,037

			$30,780,200	$284,037

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets - Unrealized appreciation*	$284,037

Total Asset Derivatives		$284,037

See Accompanying Notes to Financial Statements

35

ING INDEX PLUS MIDCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

* Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$3,004,707

Total	$3,004,707

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$(69,850)

Total	$(69,850)

See Accompanying Notes to Financial Statements

36

ING INDEX PLUS SMALLCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 89.5%
	Consumer Discretionary: 14.3%
25,694	@	Childrens Place Retail Stores, Inc.	1,275,450	0.4
27,131	@, L	Jo-Ann Stores, Inc.	1,633,829	0.5
117,924	@	Live Nation, Inc.	1,346,692	0.4
		Other Securities	42,027,998	13.0
			46,283,969	14.3
	Consumer Staples: 3.3%
34,993		Casey’s General Stores, Inc.	1,487,552	0.5
32,468	@	TreeHouse Foods, Inc.	1,658,790	0.5
		Other Securities	7,558,947	2.3
			10,705,289	3.3
		Energy: 5.2%
12,846		CARBO Ceramics, Inc.	1,330,075	0.4
30,440		Holly Corp.	1,241,039	0.4
23,696		Lufkin Industries, Inc.	1,478,393	0.5
26,862	@	Oil States International, Inc.	1,721,586	0.5
35,579		World Fuel Services Corp.	1,286,537	0.4
		Other Securities	9,874,902	3.0
			16,932,532	5.2
		Financials: 10.3%
48,060	@	Ezcorp, Inc.	1,303,868	0.4
17,128	@	Portfolio Recovery Associates, Inc.	1,288,026	0.4
27,292	@	ProAssurance Corp.	1,653,895	0.5
25,138	@	Signature Bank	1,256,900	0.4
20,759	@	Stifel Financial Corp.	1,287,888	0.4
136,151		Susquehanna Bancshares, Inc.	1,317,942	0.4
		Other Securities	25,283,064	7.8
			33,391,583	10.3
		Health Care: 12.5%
66,813	@	American Medical Systems Holdings, Inc.	1,260,093	0.4
30,109	@	AMERIGROUP Corp.	1,322,387	0.4
34,030		Cooper Cos., Inc.	1,917,250	0.6
20,900	@	HMS Holdings Corp.	1,353,693	0.4
17,688		Quality Systems, Inc.	1,234,976	0.4
56,970	@	Regeneron Pharmaceuticals, Inc.	1,870,325	0.6
33,670	@	Salix Pharmaceuticals Ltd.	1,581,143	0.5
		Other Securities	29,942,363	9.2
			40,482,230	12.5

Shares			Value	Percent of Net Assets

		Industrials: 16.4%
66,787		Actuant Corp.	1,777,870	0.5
33,600		AO Smith Corp.	1,279,488	0.4
47,286	@	EMCOR Group, Inc.	1,370,348	0.4
17,719	@	Esterline Technologies Corp.	1,215,346	0.4
50,169	@	Geo Group, Inc.	1,237,168	0.4
32,723		Kaydon Corp.	1,332,481	0.4
37,450	@	Moog, Inc.	1,490,510	0.5
38,559	@	Old Dominion Freight Line	1,233,502	0.4
40,240		Simpson Manufacturing Co., Inc.	1,243,818	0.4
31,190	@	Teledyne Technologies, Inc.	1,371,424	0.4
27,688		Toro Co.	1,706,688	0.5
		Other Securities	37,907,155	11.7
			53,165,798	16.4
		Information Technology: 18.7%
71,369	@	Cypress Semiconductor Corp.	1,326,036	0.4
42,994	@	JDA Software Group, Inc.	1,203,832	0.4
52,848	@	Microsemi Corp.	1,210,219	0.4
57,294	@	Varian Semiconductor Equipment Associates, Inc.	2,118,159	0.6
39,391	@	Viasat, Inc.	1,749,354	0.5
		Other Securities	53,216,400	16.4
			60,824,000	18.7
		Materials: 4.4%
		Other Securities	14,268,656	4.4

		Telecommunication Services: 0.8%
		Other Securities	2,661,148	0.8

		Utilities: 3.6%
53,637		Avista Corp.	1,207,905	0.4
44,149		Piedmont Natural Gas Co.	1,234,406	0.4
		Other Securities	9,320,509	2.8
			11,762,820	3.6
		Total Common Stock (Cost $ 251,335,400)	290,478,025	89.5

See Accompanying Notes to Financial Statements

37

ING INDEX PLUS SMALLCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

REAL ESTATE INVESTMENT TRUSTS: 7.4%
		Financials: 7.4%
117,638		BioMed Realty Trust, Inc.	2,193,949	0.7
84,164		Extra Space Storage, Inc.	1,464,454	0.4
57,298		Healthcare Realty Trust, Inc.	1,212,999	0.4
27,292		Home Properties, Inc.	1,514,433	0.4
58,099		LaSalle Hotel Properties	1,533,814	0.5
24,422		Mid-America Apartment Communities, Inc.	1,550,553	0.5
70,091	L	National Retail Properties, Inc.	1,857,412	0.6
35,554		Tanger Factory Outlet Centers, Inc.	1,820,009	0.5
		Other Securities	10,989,945	3.4
		Total Real Estate Investment Trusts (Cost $ 21,853,858)	24,137,568	7.4
		Total Long-Term Investments (Cost $ 273,189,258)	314,615,593	96.9

SHORT-TERM INVESTMENTS: 7.6%
		Mutual Funds: 3.6%
11,828,000		Blackrock Liquidity Funds TempFund Portfolio - Class I	11,828,000	3.6
		Total Mutual Funds (Cost $ 11,828,000)	11,828,000	3.6
		Securities Lending Collateralcc: 4.0%
11,795,222		BNY Mellon Overnight Government Fund(1)	11,795,222	3.6
1,429,266	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	1,143,413	0.4
		Total Securities Lending Collateral (Cost $ 13,224,488)	12,938,635	4.0

		Total Short-Term Investments (Cost $ 25,052,488)	24,766,635	7.6

		Total Investments in Securities (Cost $ 298,241,746)*	$339,382,228	104.5

		Other Assets and Liabilities - Net	(14,651,872)	(4.5)

		Net Assets	$324,730,356	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security
cc	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
*	Cost for federal income tax purposes is $298,938,006.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$43,984,535
Gross Unrealized Depreciation	(3,540,313)

Net Unrealized Appreciation	$40,444,222

See Accompanying Notes to Financial Statements

38

ING INDEX PLUS SMALLCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurements^

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock*	$290,478,025	$—	$—	$290,478,025
Real Estate Investment Trusts	24,137,568	—	—	24,137,568
Short-Term Investments	23,623,222	—	1,143,413	24,766,635

Total Investments, at value	$338,238,815	$—	$1,143,413	$339,382,228

Other Financial Instruments+:
Futures	124,853	—	—	124,853

Total Assets	$338,363,668	$—	$1,143,413	$339,507,081

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	1,143,413	—	—	—	—	—	—	—	1,143,413

Total Investments, at value	$1,143,413	$—	$—	$—	$—	$—	$—	$—	$1,143,413

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

^	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.
‘+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.
Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.
*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING Index Plus SmallCap Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation
Long Contracts
Russell 2000® Mini Index	163	03/18/11	$12,751,490	$124,853

			$12,751,490	$124,853

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets - Unrealized appreciation*	$124,853

Total Asset Derivatives		$124,853

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

39

ING INDEX PLUS SMALLCAP PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Futures
Equity contracts	$1,633,196

Total	$1,633,196

Derivatives not accounted for as hedging instruments	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Futures
Equity contracts	$(160,834)

Total	$(160,834)

See Accompanying Notes to Financial Statements

40

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2010 were as follows:

Portfolio Name	Type	Per Share Amount

ING Index Plus LargeCap Portfolio
Class I	NII	$0.2515
Class S	NII	$0.2202

ING Index Plus MidCap Portfolio
Class I	NII	$0.1458
Class S	NII	$0.1162

ING Index Plus SmallCap Portfolio
Class I	NII	$0.0868
Class S	NII	$0.0606

NII - Net investment income

Of the ordinary distributions made during the year ended December 31, 2010, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING Index Plus LargeCap Portfolio	100.00%

ING Index Plus MidCap Portfolio	100.00%

ING Index Plus SmallCap Portfolio	100.00%

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

41

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years*	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships Held by Director

Independent Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:69	Director	June 1998 - Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991 - Present). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999 - 2002); Chief Economist, Marine Midland Bank (1987 - 1990); Various Management Positions, Marine Midland Bank (1978 - 1990). Ph.D. in Economics Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance and monetary policy.	37	Academy of Economics and Finance (February 2002- Present).

Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age:75	Director	April 1994 - Present	Retired. Self-Employed Consultant (June 2000 - Present). Formerly, Senior Adviser, Hambro America, Inc. (1993 - 2000); Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986 - 1993).	37	None.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	June 1991 - Present	President and Owner, Retirement Options, LLC, a training provider for retirement coaches (August 2009 - Present) Formerly, President, Thompson Enterprises (September 2004 - September 2005); Dean of the Barney School of Business, University of Hartford (August 1996 - June 2004), Various other academic positions (1969 - 1993). Certified Public Accountant Ph. D in Accounting and Business	37	MassMutual Corporate Investors and MassMutual Participation Investors (April 1997 - Present); MassMutual Premier Funds (20 funds), Chair of Audit Committee (December 2004 - Present); and MML Series Investment Funds II (8 funds), Chair of Audit Committee (December 2005 - Present).

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Director	January 2003 - Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999 - Present). Formerly, Senior Manager, Arthur Anderson LLP (1995 - 1999); Senior Manager, Coopers & Lybrand, LLP (1993 - 1995); Manager, Price Waterhouse (1988 - 1993); Second Vice President, Smith Barney (1985 - 1988); Consultant, Arthur Anderson & Co. (1984 - 1985).	37	None.

42

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years*	Number of Funds in Fund Complex Overseen by Director(2)	Other Directorships Held by Director

Russell Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	December 2007 - Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973 - March 2008). President, Hartford Area Business Economists (1986 - 1987) and Corporate Loan Officer and Credit Analyst, Hartford National Bank (1966 - 1973). Certified AARP Tax Counselor (2011)	37	Independent Director, CIGNA Mutual Founds (8 funds), Chair of Contracts Committee (1995 - 2005).

Directors who are “Interested Persons”(4)

Shaun Mathews(3)(4) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	December 2007 - Present	President and Chief Executive Officer, ING Investments, LLC(5) (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).	175	ING Retirement Holdings, Inc. (September 1998 - Present); ING Services Holding Company, Inc. (May 2000 - Present); ING Financial Advisers, LLC (April 2002 - Present); Southland Life Insurance Company (June 2002 - Present); ING Capital Corporation, LLC and ING Investments Distributor, LLC(6) (December 2005 - Present); ING Funds Services, LLC(7), ING Investments, LLC(5) and ING Pilgrim Funding, Inc. (March 2006 - Present); and Directed Services LLC (December 2006 - Present)(8).

*	The information reported includes the principle occupation during the last five years for each Director and other information relating to the professional experience, attributes and skills relevant to each Director’s qualifications to serve as Director.
(1)	Directors serve until their successors are duly elected and qualified.
(2)

For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(3)

For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(4)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s/Trustee’s affiliation with any of the Funds, ING or any of ING’s affiliates.
(5)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(6)

ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(7)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(8)	Directed Services LLC is the successor in interest to Directed Services, Inc.

43

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	December 2006 - Present	President and Chief Executive Officer, ING Investments, LLC (November 2006 - Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004 - November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Executive Vice President	April 2002 - Present	Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 207 - Present). Formerly, Executive Vice President, Head of Product Management (January 2005 - January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President	March 2002 - Present	Executive Vice President, ING Investments, LLC(2) (July 2000 - Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003 - Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President and Chief Compliance Officer	March 2006 - Present November 2004 - Present	Chief Compliance Officer of the ING Funds (November 2004 Present); Executive Vice President of the ING Funds (March 2006 - Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006 - July 2008 and October 2009- Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006 - July 2008 and October 2009- Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006 - December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005 - Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005 - Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	December 2003 - Present	Senior Vice President, ING Investments, LLC(2) (October 2003 - Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	June 2006 - Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006 - Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001 - May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	March 2002 - Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995 - Present) and ING Investments, LLC(2) (August 1997 - Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2003 - Present	Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996 - Present); Director of Compliance, ING Investments, LLC(2) (October 2004 - Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(4) (April 2010 - Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(4) (August 1995 - April 2010).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 38	Vice President	September 2007 - Present	Senior Vice President (March 2010 - Present) and Head of Manager Research and Selection Group (April 2007 - Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005 - April 2007).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	September 2004 - Present	Vice President, ING Funds Services, LLC(3) (September 2004 - Present).

44

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) - During the Past 5 Years

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	April 2007 - Present	Vice President, ING Funds Services, LLC (December 2006 - Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003 - December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2006 - Present	Vice President, ING Investment Management -ING Funds (March 2010 - Present); Vice President, ING Funds Services, LLC(3) (March 2006 - Present) and Managing Paralegal, Registration Statements (June 2003 - Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004 - March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	June 2008 - Present	Assistant Vice President - Director of Tax, ING Funds Services (March 2008 - Present). Formerly, Tax Manager, ING Funds Services (March 2005 - March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	September 2003 - Present	Senior Vice President and Chief Counsel, ING Investment Management -ING Funds (March 2010- Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003 - March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	September 2003 - Present	Vice President and Senior Counsel, ING Investment Management - ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003 - April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	June 2008 - Present	Vice President and Counsel, ING Investment Management - ING Funds (March 2010 - Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008 - March 2010) and Associate, Ropes & Gray LLP (September 2005 - February 2008)

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	August 2010 - Present	Vice President and Senior Counsel, ING Investment Management -ING Funds (March 2010-Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008 - March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005 - April 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.
(2)

ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)

ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)

ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.
(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

45

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” and, collectively, the “Funds”) has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2011, followed by specific considerations with respect to each Fund covered by this report (each, a “Portfolio”).

Overview of the Review Process

At a meeting of the Board held on December 15, 2010, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (12) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (13) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (14) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (15) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (16) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Trustees (“Independent Counsel”) on behalf of the Independent Trustees.

46

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

The Contracts Committee began the formal review process in August 2010 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer Group Methodology”). Prior to the August meeting, the Contracts Committee engaged an independent consultant (the “Independent Consultant”) to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant’s findings were reported to the Contracts Committee at the August meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 19-20, 2010 and December 13-14, 2010, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2011, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board considered information provided by management with respect to the progress made within ING Groep to establish an integrated global asset management firm (the “Global Transition”), including information with respect to any benefits to the Funds and their shareholders as a result of operational efficiencies achieved through the Global Transition. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges. In that regard, the Board considered the potential impacts of any divestiture of its insurance business, which includes

47

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

the investment management businesses, by ING Groep or significant change in structure of the investment management business, if any, on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of such a potential divestiture.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years, including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; (iii) negotiating and maintaining credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board’s approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to certain actions to be taken to correct underperformance and lack of scale with respect to certain Funds as indicated in the Portfolio-by-Portfolio analysis below.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the

Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2010 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2010. In considering the performance of the Funds, the Board noted the instability of the markets and periods of high volatility during the prior two years and the response of the Adviser and each Sub-Adviser to such volatility. Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Portfolio, are set forth below under “Portfolio-by-Portfolio Analysis.”

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm’s-length basis. Summaries of selected portions of the fee and expense information reviewed with respect to each Portfolio are set forth below under “Portfolio-by-Portfolio Analysis.” After reviewing the foregoing information, and in light of the nature, extent and quality of the services

48

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm’s-length basis. The Board reviewed profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2009 and December 31, 2008 and the nine-month period ended September 30, 2010. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the extent to which economies of scale have been, or are expected to be, realized as a result of the Global Transition. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time except as otherwise indicated with respect to any specific Portfolio in the Portfolio-by-Portfolio analysis.

49

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Portfolio-by-Portfolio Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2011, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ended September 30, 2010 and the management fees and expense data described below are as of June 30, 2010.

ING Index Plus LargeCap Portfolio

In evaluating the investment performance of ING Index Plus LargeCap Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the most recent calendar quarter, year-to-date and one-year periods, but underperformed for the three-year and five-year period; (2) the Portfolio outperformed its benchmark index for the most recent calendar quarter and year-to-date periods but underperformed for the other periods presented; and (3) the Portfolio is ranked in its Morningstar category in the second quintile for the most recent calendar quarter, year-to-date and one-year periods, and the fourth quintile for the three-year and five-year periods. The Board noted that, consistent with representations made to the Board in December 2009, the Sub-Adviser implemented an enhanced quantitative model in the first part of 2010 and that in connection therewith the Sub-Adviser made certain changes to the portfolio management team. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Index Plus LargeCap Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Index Plus MidCap Portfolio

In evaluating the investment performance of ING Index Plus MidCap Portfolio, the Board noted that: (1) the Portfolio outperformed its Morningstar category median for the one-year period but underperformed for the most recent calendar quarter, year-to-date, three-year and five-year periods; (2) the Portfolio underperformed its benchmark index for each period presented; and (3) the Portfolio is ranked in its Morningstar category in the third quintile for all periods presented. The Board noted that, consistent with representations made to the Board in December 2009, the Sub-Adviser implemented an enhanced quantitative model in the first part of 2010 and that in connection therewith the Sub-Adviser made certain changes to the portfolio management team. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Index Plus MidCap Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

ING Index Plus SmallCap Portfolio

In evaluating the investment performance of ING Index Plus SmallCap Portfolio, the Board noted that: (1) the Portfolio underperformed its Morningstar category median and benchmark index for each period presented; and (2) the Portfolio is ranked in its Morningstar category in the fifth quintile for the most recent calendar quarter and year-to-date period, and in the fourth quintile for the one-year, three-year and five-year periods. The Board noted that, consistent with representations made to the Board in December 2009, the Sub-Adviser implemented an enhanced quantitative model in the first part of 2010 and that in connection therewith the Sub-Adviser made certain changes to the portfolio management team. The Board concluded that appropriate actions are being taken to improve performance and that additional time is needed to evaluate the effectiveness of these actions.

In assessing the reasonableness of the management fee and expense ratio for ING Index Plus SmallCap Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group, and that the expense ratio for the Portfolio is below the median and average expense ratios of the funds in its Selected Peer Group.

50

Investment Adviser

ING Investments, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Administrator

ING Funds Services, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Distributor

ING Investments Distributor, LLC

7337 East Doubletree Ranch Road, Suite 100

Scottsdale, Arizona 85258

Transfer Agent

BNY Mellon Investment Servicing (U.S.) Inc

301 Bellevue Parkway

Wilmington, Delaware 19809

Independent Registered Public

Accounting Firm

KPMG LLP

Two Financial Center

60 South Street

Boston, Massachusetts 02111

Custodian

The Bank of New York Mellon

One Wall Street

New York, New York 10286

Legal Counsel

Goodwin Procter LLP

Exchange Place

53 State Street

Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable universal life insurance policy or variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable universal life policy or variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VAR-AJP	(1210 021811)

Annual Report

December 31, 2010

Classes ADV, I, S, and S2

ING Variable Products Index Funds
Domestic Equity Index Portfolios

■   ING RussellTM Large Cap Index Portfolio

■   ING RussellTM Large Cap Growth Index Portfolio

■   ING RussellTM Large Cap Value Index Portfolio

■   ING RussellTM Mid Cap Index Portfolio

■   ING RussellTM Mid Cap Growth Index Portfolio

■   ING RussellTM Small Cap Index Portfolio

Fixed-Income Index Portfolio

■   ING U.S. Bond Index Portfolio

International/Global Equity Index Portfolios

■   ING Euro STOXX 50® Index Portfolio
       (formerly, ING Dow Jones Euro STOXX 50® Index Portfolio)

■   ING FTSE 100 Index® Portfolio

■   ING Hang Seng Index Portfolio

■   ING International Index Portfolio

■   ING Japan TOPIX Index Portfolio
       (formerly, ING Japan Equity Index Portfolio)

■   ING WisdomTreeSM Global High-Yielding Equity Index Portfolio

This report is submitted for general information to shareholders of the ING Funds. It is not authorized for distribution to prospective shareholders unless accompanied or preceded by a prospectus which includes details regarding the funds’ investment objectives, risks, charges, expenses and other information. This information should be read carefully.

MUTUAL FUNDS

President’s Letter	2
Market Perspective	3
Portfolio Managers’ Reports	6
Shareholder Expense Examples	32
Report of Independent Registered Public Accounting Firm	34
Statements of Assets and Liabilities	35
Statements of Operations	43
Statements of Changes in Net Assets	47
Financial Highlights	54
Notes to Financial Statements	59
Summary Portfolios of Investments	80
Tax Information	126
Director and Officer Information	128
Advisory Contract Approval Discussion	133

PROXY VOTING INFORMATION

A description of the policies and procedures that the Portfolios use to determine how to vote proxies related to portfolio securities is available: (1) without charge, upon request by calling Shareholder Services toll-free at (800) 992-0180; (2) on the ING Funds’ website at www.ingfunds.com; and (3) on the U.S. Securities and Exchange Commission’s (“SEC”) website at www.sec.gov. Information regarding how the Portfolios voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available without charge on the ING Funds’ website at www.ingfunds.com and on the SEC’s website at www.sec.gov.

QUARTERLY PORTFOLIO HOLDINGS

The Portfolios file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This report contains a summary portfolio of investments for certain Portfolios. The Portfolios’ Forms N-Q are available on the SEC’s website at www.sec.gov. The Portfolios’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. The Portfolios’ Forms N-Q, as well as a complete portfolio of investments, are available without charge upon request from the Portfolios by calling Shareholder Services toll-free at (800) 992-0180.

PRESIDENT’S LETTER

Big Picture vs. Details

Dear Shareholder,

On January 25, 2011, President Obama delivered his second State of the Union address. He called on Americans to put aside partisan differences and harness the nation’s creativity to adapt and thrive in a rapidly changing global economy. The president’s challenge is timely: the United States is approaching a nexus of intermediate- and long-term concerns, and the choices we make over the next two years could determine the nation’s competitiveness in the global economy for decades to come.

There are reasons to be optimistic — the International Monetary Fund (“IMF”) predicts the U.S. economy will grow about 3% in 2011. China and India are expected to grow at about 9% and even the euro zone appears to be recovering from crisis; this growth, however, is being accompanied by mounting inflation pressures in certain regions, suggesting that many economies are expanding at unsustainable rates.

As I write this, the World Economic Forum is getting underway in Davos, Switzerland, and there are numerous concerns to deal with. Chief among them are the still-present risk of sovereign debt defaults in the euro zone; high unemployment and banking problems in the advanced economies; and inflationary pressures in emerging markets, especially with regard to food, fuel and commodities.

As we’ve noted before, uncertainty is a defining characteristic of our age and, in our opinion, is likely to remain so beyond this year. How should you respond within your investment portfolio? Remember that the most important consideration is your long-term goals, not the outlook for 2011. With investment hazards and opportunities everywhere, we believe it makes sense to cast as broad a net as possible around the globe. In our opinion, you want your portfolio to be well diversified so that it is not harmed too much by the trouble spots, and has some exposure to positive trends.

As always, we believe the best approach is a well-diversified portfolio and a well-defined investment plan. As we’ve noted many times before, it’s important to discuss any proposed changes thoroughly with your advisor before taking any action. Thank you for your continued confidence in ING Funds. We look forward to serving your investment needs in the future.

Sincerely,

Shaun Mathews
President and Chief Executive Officer
ING Funds
January 26, 2011

The views expressed in the President’s Letter reflect those of the President as of the date of the letter. Any such views are subject to change at any time based upon market or other conditions and ING Funds disclaims any responsibility to update such views. These views may not be relied on as investment advice and because investment decisions for an ING Fund are based on numerous factors, may not be relied on as an indication of investment intent on behalf of any ING Fund. Reference to specific company securities should not be construed as recommendations or investment advice. Consider the fund’s investment objectives, risks, and charges and expenses carefully before investing. The prospectus contains this information and other information about the fund.

International investing poses special risks including currency fluctuation, economic and political risks not found in investments that are solely domestic.

MARKET PERSPECTIVE:  YEAR ENDED DECEMBER 31, 2010

In our semi-annual report we described how, after a 13-month advance through mid-April, a confluence of local and world issues sent global equities, in the form of the MSCI World IndexSM measured in local currencies, including net reinvested dividends (“MSCI” for regions discussed below), reeling to a loss for the first half of the fiscal year. In the second half of the year, the MSCI World IndexSM bounced back and for 2010 returned 10.01%. (The MSCI World IndexSM returned 11.76% for the one year ended December 31, 2010, measured in U.S. dollars.) By year end, investor sentiment had turned distinctly positive, despite the grave concerns that remained.

It was a bumpy ride. Markets from stocks to bonds to currencies were continually buffeted by news and events relating to three main themes: the stuttering U.S. economic recovery, the sovereign debt crisis in the Eurozone and growth dynamics in China.

In the U.S., quarterly gross domestic product (“GDP”) growth decelerated from 2.7% (annualized) in the first quarter of 2010 to 1.7% in the second, before recovering to 2.6% in the third. But attention was focused more on employment and housing. The 18-month recession which ended in June of 2009 had cost some 8.7 million jobs. But since then, the unemployment rate had been stuck between 9.4% and 10.1%, barely dented by private sector new jobs averaging 107,000 per month as 2010 ended.

The other weakening link was housing. Sales of new and existing homes collapsed after the expiry in April of a program of tax credits for home buyers and languished thereafter. House prices (based on the S&P/Case-Shiller 20-City Composite Home Price Index), having shown annual increases from February, resumed a downward trend in October with the index still 30% below the peak recorded in April 2006.

To be sure, there were some grounds for optimism as 2010 drew to a close. Consumer spending had risen for five straight months. Investment in equipment and software was growing at double-digit annual percentage rates. On December 30, new unemployment claims were reported below 400,000 for the first time since July 2008. The Federal Reserve in November announced a second round of quantitative easing and would buy $600 billion in Treasury notes and bonds. The mixed mid-term election results forced a “compromise” stimulus package worth an estimated $858 billion for 2011. In combination, these two measures increased the attractiveness of riskier asset classes like equities at the expense of high grade bonds, which sold off.

In the Eurozone, after default was narrowly averted on Greece’s maturing bonds, the creation in May of a European Financial Stabilization “mechanism”, funded with up to €750 billion seemed to calm nerves for a while. But in October, attention turned to Ireland, where the Irish government had injected huge sums into local banks, rendering its own fiscal position untenable. The November 29, 2010 European Union/International Monetary Fund bail-out worth €67.5 billion left markets unimpressed. Suddenly it was May again with downgrades, soaring yields on peripheral Eurozone bonds, fears of contagion, falling stock markets and doubts about the viability of the euro itself. The European Central Bank aggressively bought sovereign bonds and the mood settled. But with Spain’s banks needing to refinance e85 billion of debt in 2011, the issue remains unresolved.

Investors watched nervously as China, the source of much of the world’s growth, wrestled with inflation, which reached 5.1% in November, and a housing bubble. The authorities tightened mortgage requirements, raised banks’ reserve ratio requirements six times in 2010 and interest rates twice in the last quarter. More interest rate increases seem inevitable.

In U.S. fixed income markets, the Barclays Capital U.S. Aggregate Bond Index of investment grade bonds returned 6.54% in 2010. A slight balance towards risk aversion in the first half gave way to improved risk appetite in the second. For the whole year, the Barclays Capital U.S. Treasury index returned 5.87%, underperforming the Barclays Capital Corporate Investment Grade Bond Index with a return of 9.00%, but both fell well short of the Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index which gained 14.94% for the one year period.

U.S. equities, represented by the S&P 500® Index including dividends, rose 15.06% in 2010, including its best September, a return of 8.92%, since 1939 and best December, a return of 6.68%, since 1991. Prices were supported by strong earnings reports, with operating earnings per share for S&P 500® companies recording four straight quarters of annual growth. Equities also benefited from improved risk appetite through the quantitative easing initiative and stimulus package referred to above.

In currencies, the worst of the gloom about the Eurozone in early June was replaced by renewed pessimism about the dollar in a stalling economy, before markets were seized by another bout of Eurozone angst. For the year, the dollar gained 8.15% against the euro and 2.95% against the pound, but lost 11.59% to the yen, which was sold in the market by the Bank of Japan after breaching 15-year high levels.

In international markets, the MSCI Japan® Index returned just 0.57% for the year after a strong last quarter, as quarterly GDP growth bounced back to 1.1% and the yen retreated from multi-year peaks. The tone of the market was generally poor with household spending fragile and consumer prices down for 21 months. The MSCI Europe ex UK® Index returned 4.84%, with Germany up 15.97% and Portugal, Italy, Ireland, Greece and Spain all falling. This broadly reflected the two-tier economy that has developed, with economic statistics favoring more soundly based countries at the expense of the peripherals. The MSCI UK® Index advanced 12.18%, despite the prospect of severe public spending cuts intended to eliminate an 11% budget deficit. Supporting sentiment was resilient, if perhaps temporary, quarterly GDP growth averaging 0.9% in the second half of the year.

Parentheses denote a negative number.

All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results. The performance quoted represents past performance. Investment return and principal value of an investment will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. The Portfolios’ performance is subject to change since the period’s end and may be lower or higher than the performance data shown. Please call (800) 992-0180 or log on to www.ingfunds.com to obtain performance data current to the most recent month end.

Market Perspective reflects the views of ING’s Chief Investment Risk Officer only through the end of the period, and is subject to change based on market and other conditions.

BENCHMARK DESCRIPTIONS

Index	Description
MSCI World IndexSM	An unmanaged index that measures the performance of over 1,400 securities listed on exchanges in the U.S., Europe, Canada, Australia, New Zealand and the Far East.
S&P/Case-Shiller 20-City Composite Home Price Index	A composite index of the home price index for the top 20 Metropolitan Statistical Areas in the United States. The index is published monthly by Standard & Poor’s.
Barclays Capital U.S. Aggregate Bond Index	An unmanaged index of publicly issued investment grade U.S. Government, mortgage-backed, asset-backed and corporate debt securities.
Barclays Capital U.S. Treasury Index
An unmanaged index that includes public obligations of the U.S. Treasury. Treasury bills, certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS and STRIPS, are excluded.

Barclays Capital Corporate Investment Grade Bond Index
The corporate component of the Barclays Capital U.S. Credit Index. The U.S. Credit Index includes publicly-issued U.S. corporate and specified foreign debentures and secured notes that meet the specified maturity, liquidity, and quality requirements. The index includes both corporate and non-corporate sectors. The corporate sectors are industrial, utility and finance, which includes both U.S. and non-U.S. corporations.

Barclays Capital High Yield Bond — 2% Issuer Constrained Composite Index	An unmanaged index that includes all fixed income securities having a maximum quality rating of Ba1, a minimum amount outstanding of $150 million, and at least one year to maturity.
S&P 500® Index	An unmanaged index that measures the performance of securities of approximately 500 large-capitalization companies whose securities are traded on major U.S. stock markets.
MSCI Japan® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Japan.
MSCI Europe ex UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in Europe, excluding the UK.
MSCI UK® Index	A free float-adjusted market capitalization index that is designed to measure developed market equity performance in the UK.
Russell Top 200® Index	An unmanaged index used to measure stock market performance composed of companies with a weighted average market value of approximately $630 million.
Russell Top 200® Growth Index
Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit growth characteristics. It includes Russell Top 200® Index companies with higher price-to-book ratios and higher forecasted growth values.

Russell Top 200® Value Index
Measures the performance of the especially large cap segment of the U.S. equity universe represented by stocks in the largest 200 by market cap that exhibit value characteristics. It includes Russell Top 200® Index companies with lower price-to-book ratios and lower forecasted growth values.

Russell Midcap® Index
An unmanaged index that measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 26% of the total market capitalization of the Russell 1000® Index.

Russell Midcap® Growth Index	An unmanaged index that measures the performance of those companies included in the Russell Midcap® Index with relatively higher price-to-book ratios and higher forecasted growth values.
Russell 2000® Index	An unmanaged index that measures the performance of securities of small U.S. companies.

BENCHMARK DESCRIPTIONS (CONTINUED)

Index	Description
EURO STOXX 50® Index	Covers 50 stocks from 12 Eurozone countries: Austria, Belgium, Finland, France, Germany, Greece, Ireland, Italy, Luxembourg, the Netherlands, Portugal and Spain.
FTSE 100 Index®	A share index of the 100 most highly capitalized U.K. companies listed on the London Stock Exchange.
Hang Seng Index	A free float-adjusted market capitalization-weighted stock market index in Hong Kong.
MSCI Europe, Australasia and Far East® Index
An unmanaged index that measures the performance of securities listed on exchanges in Europe, Austalasia and the Far East. It includes the reinvestment of dividends net of withholding taxes, but does not reflect fees, brokerage commissions or other expenses of investing.

TOPIX Index	A composite index for the Tokyo Stock Exchange tracking all domestic stocks from the first section of the exchange.
WisdomTreeSM Global High-Yielding Equity Index
A fundamentally weighted index that measures the performance of high dividend-yielding companies selected from the Wisdom Tree Global Dividend Index, which measures the performance of dividend-paying companies in the U.S., developed and emerging markets.

ING RUSSELLTM LARGE CAP INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation as of December 31, 2010 (as a percent of net assets)
Information Technology	19.2%
Financials	14.3%
Energy	12.4%
Health Care	11.7%
Consumer Staples	10.8%
Industrials	10.0%
Consumer Discretionary	9.2%
Telecommunication Services	3.3%
Materials	3.2%
Utilities	2.1%
Other Assets and Liabilities — Net*	3.8%
Net Assets	100.0%
* Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING RussellTM Large Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the Russell Top 200® Index. The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.
Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 12.00% compared to the Russell Top 200® Index, which returned 12.47% for the same period.

Portfolio Specifics*: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Index. The Portfolio attempts to track the Russell Top 200® Index by investing all, or substantially all, of its assets in stocks that make up the Russell Top 200® Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Index.

All sectors of the benchmark posted positive returns in 2010, led by industrials and consumer discretionary. Utilities and health care were the poorest performers for the year.

Current Outlook & Strategy: In our opinion, the base-case scenario for 2011 is that the global economy continues to muddle through an unclear and ever-shifting environment. We believe the divergence between developed and emerging economies will continue, with the former continuing to rebuild while the latter increases its influence on the global stage. However, in our opinion, while the economic expansion is unlikely to feel strong to observers — particularly given recent experiences of more robust post-recession growth — it will be enough to grow earnings and to keep default rates for corporate borrowers low, supporting a variety of risky assets.

As such, we believe 2011 will be a positive year for equities, with performance driven by earnings growth, attractive valuations, abundant liquidity and a pickup in corporate spending.

Top Ten Holdings* as of December 31, 2010 (as a percent of net assets)
ExxonMobil Corp.	3.9%
Apple, Inc.	3.1%
Microsoft Corp.	2.2%
General Electric Co.	2.1%
International Business Machines Corp.	2.0%
Procter & Gamble Co.	2.0%
Chevron Corp.	1.9%
AT&T, Inc.	1.8%
Johnson & Johnson	1.8%
JPMorgan Chase & Co.	1.8%
* Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I.

Portfolio holdings are subject to change daily.

*
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSELLTM LARGE CAP INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV, I and S March 10, 2008		Since Inception of Class S2 February 27, 2009

Class ADV	11.74%	(0.06)%		—
Class I	12.19%	0.44%		—
Class S	12.00%	0.23%		—
Class S2	11.60%	—		31.94%
Russell Top 200® Index	12.47%	(0.68	)%(1)	33.75	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING RussellTM Large Cap Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.

(2)	Since inception performance for the index is shown from March 1, 2009.

ING RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation as of December 31, 2010 (as a percent of net assets)
Information Technology	33.5%
Energy	12.7%
Consumer Discretionary	12.5%
Industrials	12.1%
Consumer Staples	11.1%
Health Care	8.6%
Materials	4.6%
Financials	3.7%
Telecommunication Services	0.4%
Other Assets and Liabilities — Net*	0.8%
Net Assets	100.0%
* Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING RussellTM Large Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the Russell Top 200® Growth Index. The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 12.47% compared to the Russell Top 200® Growth Index, which returned 13.21% for the same period.

Portfolio Specifics*: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Growth Index. The Portfolio attempts to track the Russell Top 200® Growth Index by investing all, or substantially all, of its assets in stocks that make up the Russell Top 200® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Growth Index.

Utilities was the only sector of the benchmark unable to generate a positive return for 2010; the sector consists of only two names — Exelon Corp. and NextEra Energy, Inc. — both of which saw negative returns for the year. Healthcare also struggled; flattish for the year, the sector was a drag on the benchmark’s return given its large weighting. The benchmark was led by the consumer discretionary and industrials sectors.

Current Outlook & Strategy: We believe the base-case scenario for 2011 is that the global economy continues to muddle through an unclear and ever-shifting environment. We believe the divergence between developed and emerging economies will continue, with the former continuing to rebuild while the latter increases its influence on the global stage. However, in our opinion, while the economic expansion is unlikely to feel strong to observers — particularly given recent experiences of more robust post-recession growth — it will be enough to grow earnings and to keep default rates for corporate borrowers low, supporting a variety of risky assets.

As such, we believe 2011 will be a positive year for equities, with performance driven by earnings growth, attractive valuations, abundant liquidity and a pickup in corporate spending.

Top Ten Holdings as of December 31, 2010 (as a percent of net assets)
ExxonMobil Corp.	7.2%
Apple, Inc.	6.2%
International Business Machines Corp.	3.9%
Google, Inc. — Class A	3.0%
Microsoft Corp.	3.0%
Oracle Corp.	2.5%
Cisco Systems, Inc.	2.4%
Coca-Cola Co.	2.2%
Schlumberger Ltd.	2.1%
Hewlett-Packard Co.	2.1%

Portfolio holdings are subject to change daily.

*
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV, I and S May 1, 2009

Class ADV	12.18%	24.27%
Class I	12.80%	24.86%
Class S	12.47%	24.52%
Russell Top 200® Growth Index	13.21%	26.04%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING RussellTM Large Cap Growth Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation as of December 31, 2010 (as a percent of net assets)
Financials	26.7%
Health Care	15.8%
Energy	13.0%
Consumer Staples	11.2%
Industrials	8.4%
Telecommunication Services	6.5%
Consumer Discretionary	6.2%
Information Technology	5.1%
Utilities	4.4%
Materials	2.0%
Other Assets and Liabilities — Net*	0.7%
Net Assets	100.0%
* Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I.

Portfolio holdings are subject to change daily.

ING RussellTM Large Cap Value Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the Russell Top 200® Value Index. The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 11.13% compared to the Russell Top 200® Value Index, which returned 11.69% for the same period.

Portfolio Specifics*: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Top 200® Value Index. The Portfolio attempts to track the Russell Top 200® Value Index by investing all, or substantially all, of its assets in stocks that make up the Russell Top 200® Value Index. The Portfolio may not always hold all of the same securities as the Russell Top 200® Value Index.

All sectors of the benchmark saw positive returns for the year. Industrials (led by Deere & Co. and Union Pacific Corp.) and energy (led by ConocoPhillips and Hess Corp.) were the top-performing sectors. Conversely, utilities delivered lackluster returns due to exposure to such stocks as FirstEnergy Corp. and Exelon Corp. Healthcare also posted weak returns, dragged down by such names as Boston Scientific Corp. and Zimmer Holdings, Inc.

Current Outlook & Strategy: In our opinion, the base-case scenario for 2011 is that the global economy continues to muddle through an unclear and ever-shifting environment. We believe the divergence between developed and emerging economies will continue, with the former continuing to rebuild while the latter increases its influence on the global stage. However, in our opinion, while the economic expansion is unlikely to feel strong to observers — particularly given recent experiences of more robust post-recession growth — it will be enough to grow earnings and to keep default rates for corporate borrowers low, supporting a variety of risky assets.

As such, we believe 2011 will be a positive year for equities, with performance driven by earnings growth, attractive valuations, abundant liquidity and a pickup in corporate spending.

Top Ten Holdings as of December 31, 2010 (as a percent of net assets)
Procter & Gamble Co.	3.9%
AT&T, Inc.	3.9%
Chevron Corp.	3.9%
JPMorgan Chase & Co.	3.8%
Wells Fargo & Co.	3.4%
General Electric Co.	3.4%
Johnson & Johnson	3.3%
Pfizer, Inc.	3.2%
Berkshire Hathaway, Inc.	3.2%
Bank of America Corp.	3.0%

Portfolio holdings are subject to change daily.

*
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV, I and S May 1, 2009

Class ADV	10.86%	22.24%
Class I	11.38%	22.81%
Class S	11.13%	22.59%
Russell Top 200® Value Index	11.69%	23.93%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING RussellTM Large Cap Value Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING RUSSELLTM MID CAP INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation as of December 31, 2010 (as a percent of net assets)
Financials	18.3%
Consumer Discretionary	15.0%
Information Technology	14.3%
Industrials	12.8%
Health Care	8.8%
Energy	8.6%
Utilities	6.2%
Materials	6.0%
Consumer Staples	5.9%
Telecommunication Services	2.0%
Other Assets and Liabilities — Net*	2.1%
Net Assets	100.0%
* Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING RussellTM Mid Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the Russell Midcap® Index. The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 24.88% compared to the Russell Midcap® Index, which returned 25.47% for the same period.

Portfolio Specifics*: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Index. The Portfolio attempts to track the Russell Midcap® Index by investing all, or substantially all, of its assets in stocks that make up the Russell Midcap® Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Index.

All sectors of the benchmark saw positive returns for the year. Consumer discretionary (led by Johnson Controls, Inc. and Carnival Corp.) and financials (led by U.S. Bancorp and Citigroup, Inc.) were the top-performing sectors. Performance in utilities was more restrained, as names like Firstenergy Corp. and Exelon Corp. detracted.

Current Outlook & Strategy: In our opinion, the base-case scenario for 2011 is that the global economy continues to muddle through an unclear and ever-shifting environment. We believe the divergence between developed and emerging economies will continue, with the former continuing to rebuild while the latter increases its influence on the global stage. However, in our opinion, while the economic expansion is unlikely to feel strong to observers — particularly given recent experiences of more robust post-recession growth — it will be enough to grow earnings and to keep default rates for corporate borrowers low, supporting a variety of risky assets.

As such, we believe 2011 will be a positive year for equities, with performance driven by earnings growth, attractive valuations, abundant liquidity and a pickup in corporate spending.

Top Ten Holdings* as of December 31, 2010 (as a percent of net assets)
Cummins, Inc.	0.6%
Priceline.com, Inc.	0.5%
NetApp, Inc.	0.5%
Peabody Energy Corp.	0.4%
Eaton Corp.	0.4%
Weatherford International Ltd.	0.4%
Coach, Inc.	0.4%
T. Rowe Price Group, Inc.	0.4%
Spectra Energy Corp.	0.4%
Xerox Corp.	0.4%
* Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

*
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSELLTM MID CAP INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV, I and S March 10, 2008		Since Inception of Class S2 February 27, 2009

Class ADV	24.48%	5.54%		—
Class I	25.22%	6.07%		—
Class S	24.88%	5.77%		—
Class S2	24.49%	—		49.09%
Russell Midcap® Index	25.47%	4.40	%(1)	50.42	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING RussellTM Mid Cap Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.

(2)	Since inception performance for the index is shown from March 1, 2009.

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation as of December 31, 2010 (as a percent of net assets)
Information Technology	22.0%
Consumer Discretionary	18.9%
Industrials	15.1%
Health Care	12.2%
Financials	6.6%
Materials	6.5%
Energy	5.7%
Consumer Staples	4.8%
Telecommunication Services	1.8%
Utilities	0.3%
Other Assets and Liabilities — Net*	6.1%
Net Assets	100.0%
* Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING RussellTM Mid Cap Growth Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the Russell Midcap® Growth Index. The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 25.85% compared to the Russell Midcap® Growth Index, which returned 26.38% for the same period.

Portfolio Specifics*: The Portfolio employs a “passive management” approach designed to track the performance of the Russell Midcap® Growth Index. The Portfolio attempts to track the Russell Midcap® Growth Index by investing all, or substantially all, of its assets in stocks that make up the Russell Midcap® Growth Index. The Portfolio may not always hold all of the same securities as the Russell Midcap® Growth Index.

Of the ten sectors in the benchmark, nine saw positive returns for the year, led by consumer discretionary and industrials. Within consumer discretionary, the automobiles and retailing industries were strong, while capital goods and transportation contributed significantly to the success of industrials. Utilities was the only negative sector, as stocks such as AES Corp. and Ormat Technologies, Inc. were down sharply.

Current Outlook & Strategy: We believe the base-case scenario for 2011 is that the global economy continues to muddle through an unclear and ever-shifting environment. We believe the divergence between developed and emerging economies will continue, with the former continuing to rebuild while the latter increases its influence on the global stage. However, in our opinion, while the economic expansion is unlikely to feel strong to observers — particularly given recent experiences of more robust post-recession growth — it will be enough to grow earnings and to keep default rates for corporate borrowers low, supporting a variety of risky assets.

As such, we believe 2011 will be a positive year for equities, with performance driven by earnings growth, attractive valuations, abundant liquidity and a pickup in corporate spending.

Top Ten Holdings* as of December 31, 2010 (as a percent of net assets)
Cummins, Inc.	1.1%
Priceline.com, Inc.	0.9%
NetApp, Inc.	0.9%
Coach, Inc.	0.8%
T. Rowe Price Group, Inc.	0.8%
Salesforce.com, Inc.	0.8%
Agilent Technologies, Inc.	0.7%
Intuit, Inc.	0.7%
Marsh & McLennan Cos., Inc.	0.7%
CH Robinson Worldwide, Inc.	0.7%
* Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

*
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV, I, S and S2 May 1, 2009

Class ADV	25.52%	34.79%
Class I	26.22%	35.42%
Class S	25.85%	35.12%
Class S2	25.71%	34.91%
Russell Midcap® Growth Index	26.38%	36.28%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING RussellTM MidCap Growth Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation as of December 31, 2010 (as a percent of net assets)
Financials	20.1%
Information Technology	18.2%
Industrials	15.9%
Consumer Discretionary	13.7%
Health Care	11.9%
Energy	6.1%
Materials	5.6%
Utilities	3.1%
Consumer Staples	3.0%
Telecommunication Services	1.0%
Closed-End Funds	0.0%
Other Assets and Liabilities — Net*	1.4%
Net Assets	100.0%
* Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

ING RussellTM Small Cap Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the Russell 2000® Index. The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 26.07% compared to the Russell 2000® Index, which returned 26.85% for the same period.

Portfolio Specifics*: The Portfolio employs a “passive management” approach designed to track the performance of the Russell 2000® Index. The Portfolio attempts to track the Russell 2000® Index by investing all, or substantially all, of its assets in stocks that make up the Russell 2000® Index. The Portfolio may not always hold all of the same securities as the Russell 2000® Index.

All sectors saw positive returns for the year. Information technology and industrials led the outperformance returning +34% and +30%, respectively. Within information technology, computer peripherals and software were the best performing industries. Within industrials, machinery and electrical equipment posted stellar returns. Utilities and telecommunications stocks were the smallest contributors, despite their double-digit returns, exemplifying the benchmark’s strength.

Current Outlook & Strategy: As we close the chapter on another year, we are pleased with the progress and amazed at the stark differences in the overall environment compared with a mere 12 months ago. We believe economic depression worries have abated, stock markets around the world have rallied and signs of an early upswing are plentiful.

We remain cautiously optimistic, however, particularly regarding the outlook for the developed world as we forecast past mid-year. As growth from the inventory cycle and government stimulus fades, we will continue to confront issues that will ultimately shape the direction and magnitude of the recovery. We believe employment is the key driver of a sustained recovery; additionally, credit creation must provide the fuel for growth.

Top Ten Holdings* as of December 31, 2010 (as a percent of net assets)
Riverbed Technology, Inc.	0.4%
Verifone Holdings, Inc.	0.3%
TIBCO Software, Inc.	0.3%
Rackspace Hosting, Inc.	0.3%
Brigham Exploration Co.	0.3%
Deckers Outdoor Corp.	0.3%
Nordson Corp.	0.3%
Sotheby’s	0.3%
Baldor Electric Co.	0.3%
Solutia, Inc.	0.3%
* Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.

Portfolio holdings are subject to change daily.

*
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING RUSSELLTM SMALL CAP INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV, I and S March 10, 2008		Since Inception of Class S2 February 27, 2009

Class ADV	25.77%	7.87%		—
Class I	26.43%	8.37%		—
Class S	26.07%	8.06%		—
Class S2	25.81%	—		46.98%
Russell 2000® Index	26.85%	6.35	%(1)	48.56	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING RussellTM Small Cap Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio manager, only through the end of the period as stated on the cover. The portfolio manager’s views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.

(2)	Since inception performance for the index is shown from March 1, 2009.

ING U.S. BOND INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation as of December 31, 2010 (as a percent of net assets)
U.S. Government Agency Obligations	39.0%
U.S. Treasury Obligations	32.6%
Corporate Bonds/Notes	23.4%
Collateralized Mortgage Obligations	3.0%
Municipal Bonds	0.2%
Other Bonds	0.2%
Other Assets and Liabilities — Net*	1.6%
Net Assets	100.0%
* Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I, securities lending collateral, U.S. government agency obligation and U.S. Treasury Bill.

Portfolio holdings are subject to change daily.

ING U.S. Bond Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the Barclays Capital U.S. Aggregate Bond Index. The Portfolio is managed by Andrew A. Johnson, Managing Director, and Tracy L. Gage, Senior Vice President, of Neuberger Berman Fixed Income LLC — the Sub-Adviser.

Performance:  For the year ended December 31, 2010, the Portfolio’s Class I shares provided a total return of 6.14% compared to the Barclays Capital U.S. Aggregate Bond Index, which returned 6.54% for the same period.

Portfolio Specifics*: In 2010, the fixed income markets took another step toward eradicating the harsh memory of the 2008 credit crisis. Even though market volatility and increased risk aversion returned at times, for the year as a whole, a number of spread sectors (non-Treasuries) again outperformed equal duration Treasuries, while others produced strong absolute results. Supporting the credit markets were signs that the economy was gaining enough momentum to avert a double-dip recession, as well as continued policy accommodation by the Federal Reserve. Additionally, benign inflation, better than expected corporate profits and generally strong demand from investors seeking to generate incremental yield boosted the credit markets.

While the U.S. economy continued to expand in 2010, the pace of the recovery was less robust than previous periods exiting a severe recession. This was due, in part, to continued high unemployment and ongoing strains in the housing market. During the first quarter of 2010, the Commerce Department reported that gross domestic product (“GDP”) growth was 3.7%. While this was less than the previous quarter’s 5.0% expansion, it represented a solid reading. However, the economy then grew 1.7% and 2.6% in the second and third quarters, respectively. While the initial estimate for fourth quarter GDP will not be released until late January 2011, the economy is expected to have grown for a sixth consecutive quarter.

Keeping with the mandate, throughout the fiscal year we employ a risk-constrained investment strategy that maintains a neutral duration position, yield curve structure, and sector structure relative to the benchmark. However, we do have discretion to seek added value through issue selection. Examples of corporate bond holdings that benefited results during the year were Citigroup, Inc. and Kraft Food, Inc. In contrast, Anadarko and Arcelor Mittal detracted from performance.
Top Ten Holdings* as of December 31, 2010 (as a percent of net assets)
U.S. Treasury Note, 1.375%, due 03/15/13	3.0%
U.S. Treasury Note, 1.875%, due 04/30/14	3.0%
U.S. Treasury Note, 2.375%, due 03/31/16	2.9%
U.S. Treasury Note, 1.375%, due 05/15/12	2.3%
U.S. Treasury Note, 0.500%, due 10/15/13	2.3%
U.S. Treasury Note, 3.500%, due 02/15/39	1.9%
U.S. Treasury Note, 1.125%, due 01/15/12	1.6%
Federal National Mortgage Association, 4.000%, due 08/25/40	1.5%
Federal National Mortgage Association, 4.500%, due 01/25/39	1.5%
Federal National Mortgage Association, 5.000%, due 01/13/40	1.4%
* Excludes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I, securities lending collateral, U.S. government agency obligation and U.S. Treasury Bill.

Portfolio holdings are subject to change daily.

Current Strategy and Outlook: We believe that the economy has enough momentum to avoid a double-dip recession and that relatively low interest rates will help the economy continue its recovery. Low rates should also help corporations enjoy low borrowing costs and may spur an increase in home refinancing, which would put extra money in consumers’ pockets. In addition, we believe the “shadow” stimulus of the extension of the Bush-era tax cuts and payroll tax deduction could serve to support consumer spending, which accounts for roughly 70% of GDP. While we believe we will see positive growth in 2011, it could remain below average versus other periods coming out of a severe economic downturn. Against a backdrop of positive economic growth and low inflation, our outlook is for the spread sectors to continue to outperform equal-duration Treasuries in 2011. We also envision spread narrowing amid an environment characterized by overall strong investor demand. That said, our view is that spread sector excess returns versus Treasuries are not likely to be as large as during the past two years.

*
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING U.S. BOND INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Class I March 7, 2008		Since Inception of Classes ADV and S March 10, 2008		Since Inception of Class S2 February 27, 2009

Class ADV	5.58%	—		5.03%		—
Class I	6.14%	5.55%		—		—
Class S	5.89%	—		5.24%		—
Class S2	5.78%	—		—		6.81%
Barclays Capital U.S. Aggregate Bond Index	6.54%	5.59	%(1)	5.59	%(1)	7.56%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING U.S. Bond Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.

(2)	Since inception performance for the index is shown from March 1, 2009.

ING EURO STOXX 50® INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation as of December 31, 2010 (as a percent of net assets)
Financials	26.7%
Industrials	11.2%
Utilities	9.4%
Energy	9.0%
Telecommunication Services	8.6%
Consumer Staples	8.4%
Consumer Discretionary	7.6%
Materials	7.5%
Health Care	6.3%
Information Technology	4.1%
Other Assets and Liabilities — Net*	1.2%
Net Assets	100.0%
* Includes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING EURO STOXX 50® Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the EURO STOXX 50® Index. The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2010, the Portfolio’s Class I shares provided a total return of (8.64)% compared to the EURO STOXX 50® Index, which returned (9.13)% for the same period.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the EURO STOXX 50® Index. The Portfolio attempts to track the EURO STOXX 50® Index by investing all, or substantially all, of its assets in stocks that make up the EURO STOXX 50® Index. The Portfolio may not always hold all of the same securities as the EURO STOXX 50® Index.

Of the benchmark’s ten sectors, six experienced negative returns in 2010. Financials, the largest sector within the benchmark, was the worst performer, dragged down by stocks such as Banco Santander, S.A. and Banco Bilboa Vizcaya Argentaria. Utilities followed closely behind financials, with names such as E.ON AG and RWE AG underperforming significantly. While industrials and consumer discretionary posted impressive returns, they were not enough to bring the index into positive territory for the year.

Current Outlook and Strategy: We believe the base-case scenario for 2011 is that the global economy continues to muddle through an unclear and ever-shifting environment. We believe the divergence between developed and emerging economies will continue, with the former continuing to rebuild while the latter increases its influence on the global stage. However, in our opinion, while the economic expansion is unlikely to feel strong to observers — particularly given recent experiences of more robust post-recession growth — it will be enough to grow earnings and to keep default rates for corporate borrowers low, supporting a variety of risky assets.

As such, we believe 2011 will be a positive year for equities, with performance driven by earnings growth, attractive valuations, abundant liquidity and a pickup in corporate spending.

Top Ten Holdings as of December 31, 2010 (as a percent of net assets)
Total S.A.	5.5%
Siemens AG	5.1%
Telefonica S.A.	4.2%
Banco Santander Central Hispano S.A.	4.1%
BASF AG	3.5%
Sanofi-Aventis	3.4%
BNP Paribas	3.0%
Bayer AG	2.9%
E.ON AG	2.9%
DaimlerChrysler AG	2.9%
Portfolio holdings are subject to change daily.

*
The Portfolio’s return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to USD using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING EURO STOXX 50® INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV and I August 17, 2009

Class ADV	(9.13)%	4.11%
Class I	(8.64)%	4.71%
EURO STOXX 50® Index	(9.13)%	1.81%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Dow Jones Euro STOXX 50® Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING FTSE 100 INDEX® PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Industry Allocation as of December 31, 2010 (as a percent of net assets)
Financials	20.0%
Energy	18.8%
Materials	15.5%
Consumer Staples	14.7%
Health Care	7.8%
Telecommunication Services	6.8%
Consumer Discretionary	5.4%
Industrials	4.8%
Utilities	4.0%
Information Technology	0.8%
Closed-End Funds	0.1%
Other Assets and Liabilities — Net*	1.3%
Net Assets	100.0%
* Includes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING FTSE 100 Index® Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the FTSE 100 Index®. The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2010, the Portfolio’s Class I shares provided a total return of 9.43% compared to the FTSE 100 Index®, which returned 9.19% for the same period.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the FTSE 100 Index®. The Portfolio attempts to track the FTSE 100 Index® by investing all, or substantially all, of its assets in stocks that make up the FTSE 100 Index®. The Portfolio may not always hold all of the same securities as the FTSE 100 Index®.

All sectors posted a positive return for the year. Information technology led the way on an absolute basis, while the materials sector was the largest contributor to the benchmark’s return, followed closely by staples and telecom. Energy, which accounts for nearly 20% of the benchmark, struggled and was the lowest contributing sector within the index. Healthcare was similarly challenged.

Current Outlook and Strategy: We believe the base-case scenario for 2011 is that the global economy continues to muddle through an unclear and ever-shifting environment. We believe the divergence between developed and emerging economies will continue, with the former continuing to rebuild while the latter increases its influence on the global stage. However, in our opinion, while the economic expansion is unlikely to feel strong to observers — particularly given recent experiences of more robust post-recession growth — it will be enough to grow earnings and to keep default rates for corporate borrowers low, supporting a variety of risky assets.

As such, we believe 2011 will be a positive year for equities, with performance driven by earnings growth, attractive valuations, abundant liquidity and a pickup in corporate spending.

Top Ten Holdings as of December 31, 2010 (as a percent of net assets)
HSBC Holdings PLC	7.4%
BP PLC	5.7%
Vodafone Group PLC	5.7%
Royal Dutch Shell PLC — Class A	4.9%
Rio Tinto PLC	4.5%
GlaxoSmithKline PLC	4.2%
Royal Dutch Shell PLC — Class B	3.7%
BHP Billiton PLC	3.6%
British American Tobacco PLC	3.2%
Anglo American PLC	2.8%
Portfolio holdings are subject to change daily.

*
The Portfolio’s return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to USD using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING FTSE 100 INDEX® PORTFOLIO

Average Annual Total Returns for the Period Ended December 31, 2010
	1 Year	Since Inception of Classes ADV and I August 17, 2009

Class ADV	8.87%	18.53%
Class I	9.43%	19.06%
FTSE 100 Index®	9.19%	14.88%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING FTSE 100 Index® Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements-that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING HANG SENG INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of December 31, 2010 (as a percent of net assets)
Hong Kong	47.3%
China	34.2%
United Kingdom	14.5%
Other Assets and Liabilities — Net*	4.0%
Net Assets	100.0%
* Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I.

Portfolio holdings are subject to change daily.

ING Hang Seng Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the Hang Seng Index. The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 7.53% compared to the Hang Seng Index, which returned 8.30% for the same period.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the Hang Seng Index. The Portfolio attempts to track the Hang Seng Index by investing all, or substantially all, of its assets in stocks that make up the Hang Seng Index. The Portfolio may not always hold all of the same securities as the Hang Seng Index.

Eight out of the ten sectors posted positive returns. Financials and energy led the way contributing over 5% to the benchmark’s return. Some financials, representing 57% of the benchmark’s weight, showed significant strength, such as Bank of China Hong Kong Ltd., Swire Pacific Ltd. and Wharf (Holdings) Ltd. Within energy — the second largest weighting in the benchmark — stocks such as China National Offshore Oil Corp. and PetroChina Co, helped results. Conversely, information technology and materials posted negative returns as companies such as Foxconn International Holdings, Ltd. and Aluminum Corp. underperformed.

Current Outlook and Strategy: We believe the base-case scenario for 2011 is that the global economy continues to muddle through an unclear and ever-shifting environment. We believe the divergence between developed and emerging economies will continue, with the former continuing to rebuild while the latter increases its influence on the global stage. However, in our opinion, while the economic expansion is unlikely to feel strong to observers — particularly given recent experiences of more robust post-recession growth — it will be enough to grow earnings and to keep default rates for corporate borrowers low, supporting a variety of risky assets.

We believe 2011 will be a positive year for equities, with performance driven by earnings growth, attractive valuations, abundant liquidity and an increase in corporate spending.

Top Ten Holdings as of December 31, 2010 (as a percent of net assets)
HSBC Holdings PLC	14.5%
China Mobile Ltd.	7.4%
China Construction Bank	6.7%
CNOOC Ltd.	5.3%
Industrial and Commercial Bank of China Ltd.	5.2%
Bank of China Ltd.	4.1%
China Life Insurance Co., Ltd.	3.7%
PetroChina Co., Ltd.	3.4%
Sun Hung Kai Properties Ltd.	3.2%
Hong Kong Exchanges and Clearing Ltd.	2.9%
Portfolio holdings are subject to change daily.

*
The Portfolio’s return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to USD using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING HANG SENG INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Class S May 1, 2009	Since Inception of Classes ADV, I and S2 May 4, 2009

Class ADV	7.30%	—	22.60%
Class I	7.76%	—	23.16%
Class S	7.53%	22.76%	—
Hang Seng Index	8.30%	30.74%	30.74%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Hang Seng Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements-that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING INTERNATIONAL INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of December 31, 2010 (as a percent of net assets)
Japan	21.4%
United Kingdom	18.3%
France	8.8%
Australia	8.5%
Switzerland	8.3%
Germany	7.9%
Netherlands	4.5%
Spain	3.2%
Sweden	3.2%
Hong Kong	2.7%
Italy	2.5%
Singapore	1.6%
Countries between 0.9%–1.1%(1)	3.0%
Countries less than 0.9%(2)	3.3%
Other Assets and Liabilities — Net*	2.8%
Net Assets	100.0%
* Includes short-term investments related to Blackrock Liquidity Funds TempFund Portfolio — Class I and securities lending collateral.
(1) Includes three countries, which each represents 0.9%–1.1% of net assets.
(2) Includes seventeen countries, which each represents less than 0.9% of net assets.

Portfolio holdings are subject to change daily.

ING International Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of a widely accepted international index. The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 7.63% compared to the MSCI Europe, Australasia and Far East® (“MSCI EAFE®”) Index, which returned 7.75% for the same period.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the MSCI EAFE® Index. The Portfolio attempts to track the MSCI EAFE® Index by investing all, or substantially all, of its assets in stocks that make up the MSCI EAFE® Index. The Portfolio may not always hold all of the same securities as the MSCI EAFE® Index.

Of the benchmark’s ten sectors, all but utilities and financials saw positive returns for the year. Industrials and consumer discretionary were the top-performing sectors. On a country level, Sweden, Denmark and Hong Kong posted the best performances, while Greece, Spain and Ireland were the least successful.

Current Outlook and Strategy: We believe the base-case scenario for 2011 is that the global economy continues to muddle through an unclear and ever-shifting environment. We believe the divergence between developed and emerging economies will continue, with the former continuing to rebuild while the latter increases its influence on the global stage. However, in our opinion, while the economic expansion is unlikely to feel strong to observers — particularly given recent experiences of more robust post-recession growth — it will be enough to grow earnings and to keep default rates for corporate borrowers low, supporting a variety of risky assets.

As such, we believe 2011 will be a positive year for equities, with performance driven by earnings growth, attractive valuations, abundant liquidity and a pickup in corporate spending.

Top Ten Holdings* as of December 31, 2010 (as a percent of net assets)
Nestle S.A.	1.8%
HSBC Holdings PLC	1.6%
BHP Billiton Ltd.	1.4%
BP PLC	1.2%
Vodafone Group PLC	1.2%
Novartis AG	1.1%
Royal Dutch Shell PLC — Class A	1.1%
Total S.A.	1.0%
Toyota Motor Corp.	1.0%
Roche Holding AG — Genusschein	0.9%
* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

*
The Portfolio’s return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to USD using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Fund may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING INTERNATIONAL INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV, I and S March 10, 2008		Since Inception of Class S2 February 27, 2009

Class ADV	7.32%	(4.12)%		—
Class I	7.84%	(3.62)%		—
Class S	7.63%	(3.88)%		—
Class S2	7.44%	—		35.20%
MSCI EAFE® Index	7.75%	(4.67	)%(1)	35.88	%(2)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING International Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements-that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from March 1, 2008.

(2)	Since inception performance for the index is shown from March 1, 2009.

ING JAPAN TOPIX INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of December 31, 2010 (as a percent of net assets)
Industrials	20.9%
Consumer Discretionary	18.9%
Financials	17.0%
Information Technology	13.1%
Materials	8.3%
Consumer Staples	5.8%
Health Care	5.3%
Utilities	4.7%
Telecommunication Services	3.7%
Energy	1.4%
Other Assets and Liabilities — Net*	0.9%
Net Assets	100.0%
* Includes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

ING Japan TOPIX Index Portfolio (the “Portfolio”) seeks investment results (before fees and expenses) that correspond to the total return of the Tokyo Stock Price Index® (“TOPIX Index”). The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2010, the Portfolio’s Class I shares provided a total return of 14.13% compared to the TOPIX Index, which returned 15.89% for the same period.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the TOPIX Index. The Portfolio attempts to track the TOPIX Index by investing all, or substantially all, of its assets in stocks that make up the TOPIX Index. The Portfolio may not always hold all of the same securities as the TOPIX Index.

All sectors of the benchmark saw positive returns for the year, led by industrials and information technology. Although telecom stocks also posted strong performance, the sector’s small benchmark weighting resulted in a diminished contribution to return. Utilities struggled for the period, as did energy.

Current Outlook and Strategy: We believe the base-case scenario for 2011 is that the global economy continues to muddle through an unclear and ever-shifting environment. We believe the divergence between developed and emerging economies will continue, with the former continuing to rebuild while the latter increases its influence on the global stage. However, in our opinion, while the economic expansion is unlikely to feel strong to observers — particularly given recent experiences of more robust post-recession growth — it will be enough to grow earnings and to keep default rates for corporate borrowers low, supporting a variety of risky assets.

As such, we believe 2011 will be a positive year for equities, with performance driven by earnings growth, attractive valuations, abundant liquidity and a pickup in corporate spending.

Top Ten Holdings* as of December 31, 2010 (as a percent of net assets)
Toyota Motor Corp.	3.4%
Mitsubishi UFJ Financial Group, Inc.	2.7%
Honda Motor Co., Ltd.	2.2%
Canon, Inc.	2.1%
Sumitomo Mitsui Financial Group, Inc.	1.7%
Mizuho Financial Group, Inc.	1.5%
Mitsubishi Corp.	1.4%
Sony Corp.	1.3%
Takeda Pharmaceutical Co., Ltd.	1.3%
Tokyo Electric Power Co., Inc.	1.2%
* Excludes short-term investments related to securities lending collateral.

Portfolio holdings are subject to change daily.

*
The Portfolio’s return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to USD using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING JAPAN TOPIX INDEX PORTFOLIO

Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	Since Inception of Classes ADV and I August 17, 2009

Class ADV	13.63%	8.15%
Class I	14.13%	8.66%
Tokyo Stock Price Index® (TOPIX)	15.89%	6.89%

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING Japan TOPIX Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown include the effect of fee waivers and/or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrate performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements-that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	PORTFOLIO MANAGERS’ REPORT

Country Allocation as of December 31, 2010 (as a percent of net assets)
United States	19.9%
France	12.6%
United Kingdom	11.1%
Australia	9.3%
Spain	5.8%
Canada	5.0%
Germany	4.0%
Italy	3.5%
Switzerland	3.4%
Hong Kong	2.6%
Netherlands	2.4%
Brazil	2.3%
Countries between 0.8%–2.0%(1)	8.4%
Countries less than 0.8%(2)	9.0%
Other Assets and Liabilities — Net	0.7%
Net Assets	100.0%

(1) Includes six countries, which each represents 0.8%–2.0% of net assets.
(2) Includes twenty four countries, which each represents less than 0.8% of net assets.

Portfolio holdings are subject to change daily.

ING WisdomTreeSM Global High-Yielding Equity Index Portfolio (the “Portfolio”) seeks investment returns that closely correspond to the price and yield performance (before fees and expenses) of the WisdomTreeSM Global High-Yielding Equity Index. The Portfolio is managed by Vincent Costa, Portfolio Manager of ING Investment Management Co. (“ING IM”) — the Sub-Adviser.

Performance*: For the year ended December 31, 2010, the Portfolio’s Class S shares provided a total return of 5.86% compared to the WisdomTreeSM Global High-Yielding Equity Index, which returned 6.52% for the same period.

Portfolio Specifics**: The Portfolio employs a “passive management” approach designed to track the performance of the WisdomTreeSM Global High-Yielding Equity Index. The Portfolio attempts to track the WisdomTreeSM Global High-Yielding Equity Index by investing all, or substantially all, of its assets in stocks that make up the WisdomTreeSM Global High-Yielding Equity Index. The Portfolio may not always hold all of the same securities as the WisdomTreeSM Global High-Yielding Equity Index.

Eight out of the ten sectors saw positive returns for the year. The strength in materials, industrials and consumer staples sectors led the way returning in excess of +20%. Conversely, energy and utilities posted negative returns for the year. This was followed closely behind by healthcare which returned 0.9%. On a country level, Mexico, Thailand and Chile were the highest returning sectors posting returns in excess of +50%. Greece, Spain, Ireland and Portugal (referred to as PIGS during the sovereign debt crisis) were the worst performing countries.

Current Outlook & Strategy: As we close the chapter on another year, we are pleased with the progress and amazed at the stark differences in the overall environment compared with a mere 12 months ago. We believe economic depression worries have abated, stock markets around the world have rallied and signs of an early upswing are plentiful.

We remain cautiously optimistic, however, particularly regarding the outlook for the developed world as we forecast past mid-year. As growth from the inventory cycle and government stimulus fades, we believe we will continue to confront issues that will ultimately shape the direction and magnitude of the recovery. We believe employment is the key driver of a sustained recovery; additionally, credit creation must provide the fuel for growth.

Top Ten Holdings as of December 31, 2010 (as a percent of net assets)
AT&T, Inc.	2.2%
Total S.A.	2.0%
Vodafone Group PLC	1.8%
Telefonica S.A.	1.6%
France Telecom S.A.	1.4%
HSBC Holdings PLC	1.3%
China Mobile Ltd.	1.3%
Gaz de France	1.3%
Chevron Corp.	1.3%
Verizon Communications, Inc.	1.2%
Portfolio holdings are subject to change daily.

*
The Portfolio’s return may at times appear to diverge from the return of its benchmark index more than would be expected. These divergences may, in part, be the result of fair-value pricing adjustments to certain foreign securities as well as other pricing policies. In accordance with the Portfolio’s Valuation Policy, fair-value pricing adjustments may be used to address pricing discrepancies that arise due to time-zone differences. Foreign securities may trade on exchanges that close many hours before the Portfolio’s closing share price is calculated in the United States, generally at 4 p.m., Eastern Time. In the hours between the foreign close and the U.S. close, the value of these foreign securities may change — because of company specific announcements or marketwide developments. Such price changes are not immediately reflected in international index values. Fair-value pricing takes such changes into account in calculating the Portfolio’s daily net asset value (“NAV”), so that the NAV doesn’t include “stale” prices. The result can be a temporary divergence between the return of the Portfolio and that of its benchmark index. The Portfolio also translates local prices to USD using foreign exchange rates at the time the NAV is calculated whereas the index does not.

**
Please note that this discussion refers to the Portfolio’s gross performance versus the benchmark. Returns presented in the preceding paragraph refer to the Portfolio’s performance net of expenses. The benchmark does not incur expenses. An investor cannot invest directly in the benchmark.

Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics. The outlook for this Portfolio may differ from that presented for other ING Funds. Performance for the different classes of shares will vary based on differences in fees associated with each class.

PORTFOLIO MANAGERS’ REPORT	ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO

Average Annual Total Returns for the Period Ended December 31, 2010
	1 Year	Since Inception of Classes ADV and S January 28, 2008

Class ADV	5.80%	(5.58)%
Class I	3.85%	(6.16)%
Class S	5.86%	(5.35)%
WisdomTree SM Global High-Yielding Equity Index	6.52%	(4.28	)% (1)

Based on a $10,000 initial investment, the graph and table above illustrate the total return of ING WisdomTreeSM Global High-Yielding Equity Index Portfolio against the index indicated. An index has no cash in its portfolio, imposes no sales charges and incurs no operating expenses. An investor cannot invest directly in an Index. The Portfolio’s performance is shown without the imposition of any expenses or charges which are, or may be, imposed under your annuity contract. Total returns would have been lower if such expenses or charges were included.

The performance graph and table do not reflect the deduction of taxes that a shareholder will pay on portfolio distributions or the redemption of portfolio shares.

The performance shown may include the effect of fee waivers and/ or expense reimbursements by the Investment Adviser and/or other service providers, which have the effect of increasing total return. Had all fees and expenses been considered, the total returns would have been lower.

The performance update illustrates performance for a variable investment option available through a variable annuity contract. The performance shown indicates past performance and is not a projection or prediction of future results. Actual investment returns and principal value will fluctuate so that shares and/or units, at redemption, may be worth more or less than their original cost. Please call (800) 992-0180 to get performance through the most recent month end.

It is important to note that the Portfolio has a limited operating history. Performance over a longer period of time may be more meaningful than short-term performance.

This report contains statements that may be “forward-looking” statements. Actual results may differ materially from those projected in the “forward-looking” statements.

The views expressed in this report reflect those of the portfolio managers, only through the end of the period as stated on the cover. The portfolio managers’ views are subject to change at any time based on market and other conditions.

Portfolio holdings are subject to change daily.

(1)	Since inception performance for the index is shown from February 1, 2008.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including redemption fees and exchange fees; and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Portfolio expenses. These Examples are intended to help you understand your ongoing costs (in dollars) of investing in a Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2010 to December 31, 2010. The Portfolios’ expenses are shown without the imposition of any charges which are, or may be, imposed under your variable annuity contract, variable life insurance policy, qualified pension or retirement plan. Expenses would have been higher if such charges were included.

Actual Expenses

The left section of the table shown below, “Actual Portfolio Return,” provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The right section of the table shown below, “Hypothetical (5% return before expenses),” provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not a Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Portfolio and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other mutual funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or exchange fees. Therefore, the hypothetical lines of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different mutual funds. In addition, if these transactional costs were included, your costs would have been higher.

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*
ING RussellTM Large Cap Index Portfolio
Class ADV	$1,000.00	$1,218.80	0.87%	$4.87	$1,000.00	$1,020.82	0.87%	$4.43
Class I	1,000.00	1,222.20	0.37	2.07	1,000.00	1,023.34	0.37	1.89
Class S	1,000.00	1,220.30	0.62	3.47	1,000.00	1,022.08	0.62	3.16
Class S2	1,000.00	1,218.60	0.77	4.31	1,000.00	1,021.32	0.77	3.92
ING RussellTM Large Cap Growth Index Portfolio
Class ADV	1,000.00	1,241.30	0.98	5.54	1,000.00	1,020.27	0.98	4.99
Class I	1,000.00	1,244.80	0.48	2.72	1,000.00	1,022.79	0.48	2.45
Class S	1,000.00	1,243.70	0.73	4.13	1,000.00	1,021.53	0.73	3.72
ING RussellTM Large Cap Value Index Portfolio
Class ADV	1,000.00	1,194.10	1.01	5.59	1,000.00	1,020.11	1.01	5.14
Class I	1,000.00	1,197.10	0.51	2.82	1,000.00	1,022.63	0.51	2.60
Class S	1,000.00	1,196.60	0.76	4.21	1,000.00	1,021.37	0.76	3.87

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

SHAREHOLDER EXPENSE EXAMPLES (UNAUDITED) (CONTINUED)

	Actual Portfolio Return				Hypothetical (5% return before expenses)
	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*	Beginning Account Value July 1, 2010	Ending Account Value December 31, 2010	Annualized Expense Ratio	Expenses Paid During the Period Ended December 31, 2010*
ING RussellTM Mid Cap Index Portfolio
Class ADV	$1,000.00	$1,276.50	0.93%	$5.34	$1,000.00	$1,020.52	0.93%	$4.74
Class I	1,000.00	1,279.90	0.43	2.47	1,000.00	1,023.04	0.43	2.19
Class S	1,000.00	1,277.80	0.68	3.90	1,000.00	1,021.78	0.68	3.47
Class S2	1,000.00	1,275.60	0.83	4.76	1,000.00	1,021.02	0.83	4.23
ING RussellTM Mid Cap Growth Index Portfolio
Class ADV	1,000.00	1,303.70	0.99	5.75	1,000.00	1,020.21	0.99	5.04
Class I	1,000.00	1,306.70	0.49	2.85	1,000.00	1,022.74	0.49	2.50
Class S	1,000.00	1,304.80	0.74	4.30	1,000.00	1,021.48	0.74	3.77
Class S2	1,000.00	1,303.50	0.89	5.17	1,000.00	1,020.72	0.89	4.53
ING RussellTM Small Cap Index Portfolio
Class ADV	1,000.00	1,289.60	0.95	5.48	1,000.00	1,020.42	0.95	4.84
Class I	1,000.00	1,292.10	0.45	2.60	1,000.00	1,022.94	0.45	2.29
Class S	1,000.00	1,290.20	0.70	4.04	1,000.00	1,021.68	0.70	3.57
Class S2	1,000.00	1,289.00	0.85	4.90	1,000.00	1,020.92	0.85	4.33
ING U.S. Bond Index Portfolio
Class ADV	1,000.00	1,007.80	0.95	4.81	1,000.00	1,020.42	0.95	4.84
Class I	1,000.00	1,011.20	0.45	2.28	1,000.00	1,022.94	0.45	2.29
Class S	1,000.00	1,009.30	0.70	3.55	1,000.00	1,021.68	0.70	3.57
Class S2	1,000.00	1,008.50	0.85	4.30	1,000.00	1,020.92	0.85	4.33
ING Euro STOXX 50® Index Portfolio
Class ADV	1,000.00	1,205.70	0.90	5.00	1,000.00	1,020.67	0.90	4.58
Class I	1,000.00	1,209.40	0.40	2.23	1,000.00	1,023.19	0.40	2.04
ING FTSE 100 Index® Portfolio
Class ADV	1,000.00	1,279.50	0.89	5.11	1,000.00	1,020.72	0.89	4.53
Class I	1,000.00	1,282.70	0.39	2.24	1,000.00	1,023.24	0.39	1.99
ING Hang Seng Index Portfolio
Class ADV	1,000.00	1,160.20	1.24	6.75	1,000.00	1,018.95	1.24	6.31
Class I	1,000.00	1,162.30	0.74	4.03	1,000.00	1,021.48	0.74	3.77
Class S	1,000.00	1,161.80	0.99	5.39	1,000.00	1,020.21	0.99	5.04
ING International Index Portfolio
Class ADV	1,000.00	1,245.60	0.99	5.60	1,000.00	1,020.21	0.99	5.04
Class I	1,000.00	1,248.50	0.50	2.83	1,000.00	1,022.68	0.50	2.55
Class S	1,000.00	1,248.50	0.75	4.25	1,000.00	1,021.42	0.75	3.82
Class S2	1,000.00	1,247.40	0.90	5.10	1,000.00	1,020.67	0.90	4.58
ING Japan TOPIX Index Portfolio
Class ADV	1,000.00	1,175.50	0.92	5.04	1,000.00	1,020.57	0.92	4.69
Class I	1,000.00	1,177.90	0.42	2.31	1,000.00	1,023.09	0.42	2.14
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
Class ADV	1,000.00	1,223.80	1.34	7.51	1,000.00	1,018.45	1.34	6.82
Class I	1,000.00	1,213.50	0.84	4.69	1,000.00	1,020.97	0.84	4.28
Class S	1,000.00	1,224.60	1.09	6.11	1,000.00	1,019.71	1.09	5.55

*	Expenses are equal to each Portfolio’s respective annualized expense ratios multiplied by the average account value over the period, multiplied by 184/365 to reflect the most recent fiscal half-year.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Directors
ING Variable Portfolios, Inc.

We have audited the accompanying statements of assets and liabilities, including the portfolio of investments or summary portfolios of investments as indicated, of ING RussellTM Large Cap Index Portfolio, ING RussellTM Large Cap Growth Index Portfolio, ING RussellTM Large Cap Value Index Portfolio, ING RussellTM Mid Cap Index Portfolio, ING RussellTM Mid Cap Growth Index Portfolio, ING RussellTM Small Cap Index Portfolio, ING U.S. Bond Index Portfolio, ING Euro STOXX 50® Index Portfolio (formerly, ING Dow Jones Euro STOXX 50® Index Portfolio), ING FTSE 100 Index® Portfolio, ING Hang Seng Index Portfolio, ING International Index Portfolio, ING Japan TOPIX Index Portfolio (formerly, ING Japan Equity Index Portfolio), and ING WisdomTreeSM Global High-Yielding Equity Index Portfolio, each a series of the ING Variable Portfolios, Inc., as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2010, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the aforementioned portfolios as of December 31, 2010, and the results of their operations, the changes in their net assets, and the financial highlights for the periods specified in the first paragraph above, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 21, 2011

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING RussellTM Large Cap Index Portfolio	ING RussellTM Large Cap Growth Index Portfolio	ING RussellTM Large Cap Value Index Portfolio	ING RussellTM Mid Cap Index Portfolio
ASSETS:
Investments in securities at value+*	$774,926,034	$384,289,818	$88,477,250	$1,534,239,916
Short-term investments**	37,370,778	8,874,186	532,000	71,836,016
Cash	523,125	881	700	—
Cash collateral for futures	2,212,255	261,075	57,496	2,045,970
Receivables:
Investment securities sold	—	—	—	85,308
Fund shares sold	672,893	450	53,497	228,857
Dividends and interest	925,418	361,332	129,176	1,684,000
Prepaid expenses	13,601	6,464	1,514	25,700
Reimbursement due from manager	—	—	—	39,487
Total assets	816,644,104	393,794,206	89,251,633	1,610,185,254

LIABILITIES:
Payable for fund shares redeemed	1,081,304	364,147	26,178	2,090,257
Payable upon receipt of securities loaned	9,681,365	5,772,314	—	40,808,784
Payable to affiliates	335,816	178,821	42,315	589,678
Payable to custodian due to bank overdraft	—	—	—	84,665
Payable for directors fees	3,751	1,833	412	7,180
Other accrued expenses and liabilities	197,804	52,984	64,740	149,916
Total liabilities	11,300,040	6,370,099	133,645	43,730,480
NET ASSETS	$805,344,064	$387,424,107	$89,117,988	$1,566,454,774

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$872,709,665	$490,328,781	$88,367,343	$1,115,968,723
Undistributed net investment income	11,150,027	4,392,640	1,401,730	19,396,304
Accumulated net realized loss	(305,518,925)	(201,350,489)	(23,907,754)	1,043,048
Net unrealized appreciation	227,003,297	94,053,175	23,256,669	430,046,699
NET ASSETS	$805,344,064	$387,424,107	$89,117,988	$1,566,454,774

+Including securities loaned at value	$9,403,056	$5,638,239	$—	$39,883,827
*Cost of investments in securities	$548,647,629	$290,203,157	$65,237,521	$1,104,631,879
**Cost of short-term investments	$37,475,365	$9,120,314	$532,000	$71,889,784

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

	ING RussellTM Large Cap Index Portfolio	ING RussellTM Large Cap Growth Index Portfolio	ING RussellTM Large Cap Value Index Portfolio	ING RussellTM Mid Cap Index Portfolio
Class ADV:
Net assets	$10,160,856	$241,729	$26,604	$13,988,291
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	1,060,798	16,906	2,124	1,221,792
Net asset value and redemption price per share	$9.58	$14.30	$12.52	$11.45

Class I:
Net assets	$340,889,137	$239,910,399	$45,589,508	$1,389,675,932
Shares authorized	400,000,000	100,000,000	100,000,000	300,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	35,222,326	16,672,574	3,618,511	120,151,157
Net asset value and redemption price per share	$9.68	$14.39	$12.60	$11.57

Class S:
Net assets	$454,246,184	$147,271,979	$43,501,876	$162,362,156
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	47,140,332	10,270,793	3,461,395	14,120,347
Net asset value and redemption price per share	$9.64	$14.34	$12.57	$11.50

Class S2:
Net assets	$47,887	n/a	n/a	$428,395
Shares authorized	100,000,000	n/a	n/a	100,000,000
Par value	$0.001	n/a	n/a	$0.001
Shares outstanding	4,880	n/a	n/a	37,304
Net asset value and redemption price per share	$9.81	n/a	n/a	$11.48

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING RussellTM Mid Cap Growth Index Portfolio	ING RussellTM Small Cap Index Portfolio	ING U.S. Bond Index Portfolio	ING Euro STOXX 50® Index Portfolio
ASSETS:
Investments in securities at value+*	$319,309,542	$759,001,170	$3,845,320,713	$852,557,637
Investments in affiliates**	—	—	—	15,404,117
Short-term investments***	30,535,994	51,855,007	835,381,069	12,736,572
Cash	961	1,605	—	7,383,586
Cash collateral for futures	1,380,090	654,360	—	3,798,082
Foreign currencies at value****	—	136,054	—	—
Foreign cash collateral for futures*****	—	—	—	1,663,091
Receivables:
Investment securities sold	—	105,770	9,315,740	3,290,383
Investment securities sold on a delayed-delivery or when-issued basis	—	—	20,746,173	—
Fund shares sold	24,381	265,705	3,327,764	117,668
Dividends and interest	180,688	793,594	22,951,164	80,050
Unrealized appreciation on forward foreign currency contracts	—	—	—	510,989
Prepaid expenses	5,111	12,261	66,886	14,719
Reimbursement due from manager	—	15,975	10,166	—
Total assets	351,436,767	812,841,501	4,737,119,675	897,556,894

LIABILITIES:
Payable for investment securities purchased	—	—	196,290,427	—
Payable for investment securities purchased on a delayed-delivery or when-issued basis	—	—	509,309,844	—
Payable for fund shares redeemed	2,217,749	2,378,167	486,702	175,449
Payable upon receipt of securities loaned	8,812,566	40,435,473	121,022,135	12,736,572
Unrealized depreciation on forward foreign currency contracts	—	—	—	457,356
Payable to affiliates	198,016	330,153	1,396,120	272,002
Payable to custodian due to foreign currency overdraft******	—	—	—	5,114,134
Payable for directors fees	1,451	3,452	18,291	4,081
Other accrued expenses and liabilities	57,088	78,762	495,279	182,061
Total liabilities	11,286,870	43,226,007	829,018,798	18,941,655
NET ASSETS	$340,149,897	$769,615,494	$3,908,100,877	$878,615,239

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$417,755,310	$592,611,040	$3,781,738,520	$878,189,412
Undistributed (distributions in excess of) net investment income	1,336,446	6,281,112	1,366,051	24,410,025
Accumulated net realized gain (loss)	(177,407,903)	(10,035,711)	62,518,932	(11,397,880)
Net unrealized appreciation or depreciation	98,466,044	180,759,053	62,477,374	(12,586,318)
NET ASSETS	$340,149,897	$769,615,494	$3,908,100,877	$878,615,239

+Including securities loaned at value	$8,613,721	$39,204,684	$119,877,995	$12,122,310
*Cost of investments in securities	$220,975,188	$578,463,004	$3,782,911,020	$867,085,095
**Cost of investments in affiliates	$—	$—	$—	$13,349,503
***Cost of short-term investments	$30,751,566	$51,955,473	$835,313,388	$12,736,572
****Cost of foreign currencies	$—	$142,147	$—	$—
*****Cost of foreign cash collateral for futures	$—	$—	$—	$1,663,091
******Cost of foreign currency overdraft	$—	$—	$—	$5,114,134

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

	ING RussellTM Mid Cap Growth Index Portfolio	ING RussellTM Small Cap Index Portfolio	ING U.S. Bond Index Portfolio	ING Euro STOXX 50® Index Portfolio
Class ADV:
Net assets	$4,903	$13,050,971	$3,713,887	$4,936,646
Shares authorized	100,000,000	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	301	1,069,869	346,674	470,414
Net asset value and redemption price per share	$16.29	$12.20	$10.71	$10.49

Class I:
Net assets	$12,615,218	$550,464,905	$3,655,180,826	$873,678,593
Shares authorized	100,000,000	100,000,000	100,000,000	200,000,000
Par value	$0.001	$0.001	$0.001	$0.001
Shares outstanding	770,382	44,596,547	340,491,133	82,670,429
Net asset value and redemption price per share	$16.38	$12.34	$10.74	$10.57

Class S:
Net assets	$325,748,684	$205,956,389	$249,202,946	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	19,941,799	16,780,820	23,267,723	n/a
Net asset value and redemption price per share	$16.33	$12.27	$10.71	n/a

Class S2:
Net assets	$1,781,092	$143,229	$3,218	n/a
Shares authorized	100,000,000	100,000,000	100,000,000	n/a
Par value	$0.001	$0.001	$0.001	n/a
Shares outstanding	109,238	11,719	300	n/a
Net asset value and redemption price per share	$16.30	$12.22	$10.72	n/a

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING FTSE 100 Index® Portfolio	ING Hang Seng Index Portfolio	ING International Index Portfolio
ASSETS:
Investments in securities at value+*	$660,483,813	$214,026,027	$355,011,202
Investments in affiliates**	—	—	1,228,824
Short-term investments***	3,137,068	6,261,000	6,660,296
Cash	3,031	125	218
Cash collateral for futures	4,460,793	1,199,585	2,317,021
Foreign currencies at value****	1,560,699	887,966	5,814,913
Foreign cash collateral for futures*****	2,367,037	373,607	601,556
Receivables:
Fund shares sold	57,632	299,767	490,923
Dividends and interest	1,943,356	219,282	604,422
Unrealized appreciation on forward foreign currency contracts	73,990	—	119,287
Prepaid expenses	11,264	3,041	6,234
Reimbursement due from manager	—	—	13,040
Total assets	674,098,683	223,270,400	372,867,936

LIABILITIES:
Payable for fund shares redeemed	137,134	32,971	534,288
Payable upon receipt of securities loaned	3,137,068	—	4,903,841
Unrealized depreciation on forward foreign currency contracts	533,959	—	425,919
Payable to affiliates	206,019	129,518	171,406
Payable for directors fees	3,116	833	1,677
Other accrued expenses and liabilities	116,624	130,487	170,361
Payable for borrowings against line of credit	1,040,000	—	—
Total liabilities	5,173,920	293,809	6,207,492
NET ASSETS	$668,924,763	$222,976,591	$366,660,444

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$551,787,113	$203,847,101	$440,825,951
Undistributed net investment income	16,480,679	4,337,456	8,813,114
Accumulated net realized gain (loss)	6,313,696	(3,203,146)	(172,764,557)
Net unrealized appreciation	94,343,275	17,995,180	89,785,936
NET ASSETS	$668,924,763	$222,976,591	$366,660,444

+Including securities loaned at value	$2,976,648	$—	$4,657,779
*Cost of investments in securities	$565,798,653	$196,078,372	$265,393,068
**Cost of investments in affiliates	$—	$—	$940,126
***Cost of short-term investments	$3,137,068	$6,261,000	$6,667,841
****Cost of foreign currencies	$1,547,302	$890,897	$5,690,171
*****Cost of foreign cash collateral for futures	$2,350,200	$373,348	$595,196

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

	ING FTSE 100 Index® Portfolio	ING Hang Seng Index Portfolio	ING International Index Portfolio
Class ADV:
Net assets	$3,733,825	$1,146,631	$2,904,499
Shares authorized	100,000,000	100,000,000	100,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	299,782	82,025	342,953
Net asset value and redemption price per share	$12.46	$13.98	$8.47

Class I:
Net assets	$665,190,938	$137,226,532	$256,722,851
Shares authorized	100,000,000	100,000,000	200,000,000
Par value	$0.001	$0.001	$0.001
Shares outstanding	53,082,640	9,772,074	30,065,660
Net asset value and redemption price per share	$12.53	$14.04	$8.54

Class S:
Net assets	n/a	$84,603,428	$107,028,035
Shares authorized	n/a	100,000,000	100,000,000
Par value	n/a	$0.001	$0.001
Shares outstanding	n/a	6,044,797	12,610,218
Net asset value and redemption price per share	n/a	$14.00	$8.49

Class S2:
Net assets	n/a	n/a	$5,059
Shares authorized	n/a	n/a	100,000,000
Par value	n/a	n/a	$0.001
Shares outstanding	n/a	n/a	594
Net asset value and redemption price per share	n/a	n/a	$8.52

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010

	ING Japan TOPIX Index Portfolio	ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
ASSETS:
Investments in securities at value+*	$409,682,915	$205,493,048
Short-term investments**	27,020,064	—
Cash	4,567	48,310
Cash collateral for futures	1,660,298	—
Foreign currencies at value***	4,176,124	374,182
Foreign cash collateral for futures****	155,469	—
Receivables:
Investment securities sold	10,286,225	280,747
Fund shares sold	34,847	594,216
Dividends and interest	366,264	552,254
Unrealized appreciation on forward foreign currency contracts	19,646	—
Prepaid expenses	9,193	3,620
Reimbursement due from manager	—	15,848
Total assets	453,415,612	207,362,225

LIABILITIES:
Payable for investment securities purchased	96,741	196
Payable for fund shares redeemed	89,784	10,524
Payable upon receipt of securities loaned	27,020,064	—
Payable to affiliates	127,841	140,237
Payable for directors fees	2,428	1,013
Other accrued expenses and liabilities	119,869	213,680
Payable for borrowings against line of credit	12,675,000	85,000
Total liabilities	40,131,727	450,650
NET ASSETS	$413,283,885	$206,911,575

NET ASSETS WERE COMPRISED OF:
Paid-in capital	$353,497,666	$237,662,413
Undistributed net investment income	8,210,613	6,106,422
Accumulated net realized gain (loss)	1,221,559	(50,313,150)
Net unrealized appreciation	50,354,047	13,455,890
NET ASSETS	$413,283,885	$206,911,575

+Including securities loaned at value	$25,688,242	$—
*Cost of investments in securities	$359,633,969	$192,062,522
**Cost of short-term investments	$27,020,064	$—
***Cost of foreign currencies	$4,048,944	$362,188
****Cost of foreign cash collateral for futures	$150,693	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF ASSETS AND LIABILITIES AS OF DECEMBER 31, 2010 (CONTINUED)

	ING Japan TOPIX Index Portfolio	ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
Class ADV:
Net assets	$8,580,463	$695,312
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	771,642	87,689
Net asset value and redemption price per share	$11.12	$7.93

Class I:
Net assets	$404,703,422	$8
Shares authorized	100,000,000	100,000,000
Par value	$0.001	$0.001
Shares outstanding	36,153,104	1
Net asset value and redemption price per share	$11.19	$7.73

Class S:
Net assets	n/a	$206,216,255
Shares authorized	n/a	100,000,000
Par value	n/a	$0.001
Shares outstanding	n/a	25,893,083
Net asset value and redemption price per share	n/a	$7.96

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING RussellTM Large Cap Index Portfolio	ING RussellTM Large Cap Growth Index Portfolio	ING RussellTM Large Cap Value Index Portfolio	ING RussellTM Mid Cap Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$15,079,165	$6,501,887	$1,920,265	$26,628,926
Interest	—	—	—	34
Securities lending income, net	15,216	10,170	280	508,038
Total investment income	15,094,381	6,512,057	1,920,545	27,136,998

EXPENSES:
Investment management fees	1,875,543	1,649,617	370,600	4,451,908
Distribution and service fees:
Class ADV	40,596	870	126	34,010
Class S	1,092,040	344,623	92,424	322,192
Class S2	72	6	6	368
Transfer agent fees	995	821	461	2,442
Administrative service fees	750,212	366,577	82,354	1,436,077
Shareholder reporting expense	87,257	15,847	20,020	106,973
Professional fees	37,640	28,250	14,147	130,746
Custody and accounting expense	78,405	38,046	5,058	187,322
Directors fees	38,730	18,149	3,962	74,139
Miscellaneous expense	70,504	22,133	9,484	71,815
Interest expense	686	246	19	2,417
Total expenses	4,072,680	2,485,185	598,661	6,820,409
Net waived and reimbursed fees	(160,170)	(369,285)	(83,292)	(276,518)
Brokerage commission recapture	—	(11,085)	—	—
Net expenses	3,912,510	2,104,815	515,369	6,543,891
Net investment income	11,181,871	4,407,242	1,405,176	20,593,107

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	(913,981)	10,877,869	3,129,924	2,557,685
Foreign currency related transactions	—	260	—	—
Futures	4,387,334	309,783	94,778	10,034,784
Net realized gain	3,473,353	11,187,912	3,224,702	12,592,469
Net change in unrealized appreciation or depreciation on:
Investments	73,192,257	27,849,675	3,689,147	296,024,417
Foreign currency related transactions	—	(390)	—	—
Futures	539,665	241,054	25,803	(238,178)
Net change in unrealized appreciation or depreciation	73,731,922	28,090,339	3,714,950	295,786,239
Net realized and unrealized gain	77,205,275	39,278,251	6,939,652	308,378,708
Increase in net assets resulting from operations	$88,387,146	$43,685,493	$8,344,828	$328,971,815

*Foreign taxes withheld	$—	$—	$318	$2,056
(1)Dividends from affiliates	$38,780	$5,041	$1,894	$47,680

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING RussellTM Mid Cap Growth Index Portfolio	ING RussellTM Small Cap Index Portfolio	ING U.S. Bond Index Portfolio	ING Euro STOXX 50® Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$3,450,144	$9,594,123	$399,761	$25,094,425
Interest	—	26	102,264,076	4,941
Securities lending income, net	77,558	991,594	44,399	2,608,545
Total investment income	3,527,702	10,585,743	102,708,236	27,707,911

EXPENSES:
Investment management fees	1,306,272	2,278,406	11,706,188	4,897,262
Distribution and service fees:
Class ADV	22	29,100	12,132	12,832
Class S	696,454	411,327	660,792	—
Class S2	7,928	176	16	—
Transfer agent fees	763	1,126	4,857	1,155
Administrative service fees	290,279	690,419	3,658,159	816,200
Shareholder reporting expense	10,602	41,941	311,068	39,546
Professional fees	26,140	52,921	324,120	68,191
Custody and accounting expense	37,361	100,241	483,373	211,846
Directors fees	13,842	32,541	178,056	34,580
Miscellaneous expense	21,869	37,848	173,213	56,428
Interest expense	461	195	1,047	2,659
Total expenses	2,411,993	3,676,241	17,513,021	6,140,699
Net waived and reimbursed fees	(296,112)	(127,193)	(348,934)	(2,856,716)
Net expenses	2,115,881	3,549,048	17,164,087	3,283,983
Net investment income	1,411,821	7,036,695	85,544,149	24,423,928

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	12,937,752	1,722,800	76,097,875	(9,465,316)
Foreign currency related transactions	—	—	—	412,525
Futures	1,598,492	3,979,692	—	816,483
Net realized gain (loss)	14,536,244	5,702,492	76,097,875	(8,236,308)
Net change in unrealized appreciation or depreciation on:
Investments	51,782,338	152,014,496	53,895,514	(59,678,423)
Foreign currency related transactions	—	(4,897)	—	84,304
Futures	392,315	(1,274,716)	—	(567,920)
Net change in unrealized appreciation or depreciation	52,174,653	150,734,883	53,895,514	(60,162,039)
Net realized and unrealized gain (loss)	66,710,897	156,437,375	129,993,389	(68,398,347)
Increase (decrease) in net assets resulting from operations	$68,122,718	$163,474,070	$215,537,538	$(43,974,419)

*Foreign taxes withheld	$901	$318	$—	$4,225,332
(1)Dividends from affiliates	$7,180	$42,409	$393,919	$—

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING FTSE 100 Index® Portfolio	ING Hang Seng Index Portfolio	ING International Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$19,419,541	$4,407,005	$9,089,868
Interest, net of foreign taxes withheld*	371	—	2,749
Securities lending income, net	82,997	—	371,665
Total investment income	19,502,909	4,407,005	9,464,282

EXPENSES:
Investment management fees	3,738,766	999,220	1,274,194
Distribution and service fees:
Class ADV	10,230	2,126	10,384
Class S	—	153,185	244,308
Class S2	—	6	22
Transfer agent fees	966	377	994
Administrative service fees	623,120	166,535	335,310
Shareholder reporting expense	30,581	8,056	18,304
Professional fees	42,971	22,606	31,217
Custody and accounting expense	77,179	111,523	203,096
Directors fees	27,602	6,476	16,312
Miscellaneous expense	66,112	18,648	29,550
Interest expense	1,598	588	2,556
Licensing fees	—	66,615	—
Total expenses	4,619,125	1,555,961	2,166,247
Net waived and reimbursed fees	(2,180,931)	(169,222)	(228,838)
Net expenses	2,438,194	1,386,739	1,937,409
Net investment income	17,064,715	3,020,266	7,526,873

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,866,538	(1,060,929)	(3,863,224)
Foreign currency related transactions	(505,115)	(24,292)	890,961
Futures	3,943,536	134,861	1,610,647
Net realized gain (loss)	7,304,959	(950,360)	(1,361,616)
Net change in unrealized appreciation or depreciation on:
Investments	40,610,743	8,949,988	18,822,384
Foreign currency related transactions	(485,690)	4,510	(128,989)
Futures	(162,541)	(810,454)	(196,309)
Net change in unrealized appreciation or depreciation	39,962,512	8,144,044	18,497,086
Net realized and unrealized gain	47,267,471	7,193,684	17,135,470
Increase in net assets resulting from operations	$64,332,186	$10,213,950	$24,662,343

*Foreign taxes withheld	$325,650	$244,479	$796,123
(1)Dividends from affiliates	$—	$5,142	$7,921

See Accompanying Notes to Financial Statements

STATEMENTS OF OPERATIONS FOR THE YEAR ENDED DECEMBER 31, 2010

	ING Japan TOPIX Index Portfolio	ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
INVESTMENT INCOME:
Dividends, net of foreign taxes withheld*(1)	$8,654,538	$8,747,961
Interest, net of foreign taxes withheld*	—	24,350
Securities lending income, net	121,889	—
Total investment income	8,776,427	8,772,311

EXPENSES:
Investment management fees	2,913,408	932,326
Distribution and service fees:
Class ADV	22,232	1,416
Class S	—	505,991
Transfer agent fees	703	302
Administrative service fees	485,562	202,678
Shareholder reporting expense	23,644	16,246
Professional fees	46,157	30,356
Custody and accounting expense	167,313	178,979
Directors fees	22,344	7,726
Miscellaneous expense	25,691	15,260
Interest expense	3,656	4,617
Licensing fees	48,562	374,827
Total expenses	3,759,272	2,270,724
Net waived and reimbursed fees	(1,699,476)	(53,520)
Net expenses	2,059,796	2,217,204
Net investment income	6,716,631	6,555,107

REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
Investments	3,246,206	(6,214,116)
Foreign currency related transactions	1,482,663	(225,081)
Futures	(304,953)	—
Net realized gain (loss)	4,423,916	(6,439,197)
Net change in unrealized appreciation or depreciation on:
Investments	46,943,749	9,461,381
Foreign currency related transactions	1,020,326	28,966
Futures	(79,177)	—
Net change in unrealized appreciation or depreciation	47,884,898	9,490,347
Net realized and unrealized gain	52,308,814	3,051,150
Increase in net assets resulting from operations	$59,025,445	$9,606,257

*Foreign taxes withheld	$651,015	$707,409
(1)Dividends from affiliates	$—	$334

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING RussellTM Large Cap Index Portfolio		ING RussellTM Large Cap Growth Index Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	May 1, 2009(1) to December 31, 2009
FROM OPERATIONS:
Net investment income	$11,181,871	$24,662,986	$4,407,242	$2,341,493
Net realized gain (loss)	3,473,353	(162,120,812)	11,187,912	4,289,147
Net change in unrealized appreciation or depreciation	73,731,922	452,068,751	28,090,339	55,670,733
Increase in net assets resulting from operations	88,387,146	314,610,925	43,685,493	62,301,373

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(257,832)	—	(865)	—
Class I	(9,567,028)	(165,344)	(1,566,141)	—
Class S	(14,948,772)	—	(786,063)	—
Total distributions	(24,773,632)	(165,344)	(2,353,069)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	261,969,413	542,647,701	17,327,316	19,710,765
Proceeds from shares issued in merger (Note 11)	—	338,584,266	—	347,508,383
Reinvestment of distributions	24,773,632	165,344	2,353,069	—
	286,743,045	881,397,311	19,680,385	367,219,148
Cost of shares redeemed	(244,093,332)	(1,584,400,945)	(59,853,547)	(43,255,676)
Net increase (decrease) in net assets resulting from capital share transactions	42,649,713	(703,003,634)	(40,173,162)	323,963,472
Net increase (decrease) in net assets	106,263,227	(388,558,053)	1,159,262	386,264,845

NET ASSETS:
Beginning of year or period	699,080,837	1,087,638,890	386,264,845	—
End of year or period	$805,344,064	$699,080,837	$387,424,107	$386,264,845
Undistributed net investment income at end of year or period	$11,150,027	$24,770,372	$4,392,640	$2,352,938

(1) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING RussellTM Large Cap Value Index Portfolio		ING RussellTM Mid Cap Index Portfolio
	Year Ended December 31, 2010	May 1, 2009(1) to December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$1,405,176	$1,292,653	$20,593,107	$8,546,365
Net realized gain	3,224,702	13,065,944	12,592,469	1,185,596
Net change in unrealized appreciation or depreciation	3,714,950	13,758,273	295,786,239	197,950,530
Increase in net assets resulting from operations	8,344,828	28,116,870	328,971,815	207,682,491

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(362)	—	(22,950)	—
Class I	(713,610)	—	(7,484,652)	—
Class S	(582,509)	—	(660,052)	—
Class S2	—	—	(17)	—
Net realized gains:
Class ADV	(2,640)	—	—	—
Class I	(4,550,849)	—	—	—
Class S	(3,925,238)	—	—	—
Total distributions	(9,775,208)	—	(8,167,671)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	22,353,661	85,200,637	234,910,249	1,145,942,535
Proceeds from shares issued in merger (Note 11)	—	67,668,566	—	—
Reinvestment of distributions	9,775,208	—	8,167,671	—
	32,128,869	152,869,203	243,077,920	1,145,942,535
Cost of shares redeemed	(19,940,092)	(102,626,482)	(388,576,394)	(105,364,635)
Net increase (decrease) in net assets resulting from capital share transactions	12,188,777	50,242,721	(145,498,474)	1,040,577,900
Net increase in net assets	10,758,397	78,359,591	175,305,670	1,248,260,391

NET ASSETS:
Beginning of year or period	78,359,591	—	1,391,149,104	142,888,713
End of year or period	$89,117,988	$78,359,591	$1,566,454,774	$1,391,149,104
Undistributed net investment income at end of year or period	$1,401,730	$1,296,386	$19,396,304	$8,156,981

(1) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING RussellTM Mid Cap Growth Index Portfolio		ING RussellTM Small Cap Index Portfolio
	Year Ended December 31, 2010	May 1, 2009(1) to December 31, 2009	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$1,411,821	$949,308	$7,036,695	$3,892,357
Net realized gain (loss)	14,536,244	6,694,078	5,702,492	(4,708,224)
Net change in unrealized appreciation or depreciation	52,174,653	39,654,660	150,734,883	92,790,045
Increase in net assets resulting from operations	68,122,718	47,298,046	163,474,070	91,974,178

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(5)	—	(20,300)	—
Class I	(38,679)	—	(2,825,269)	—
Class S	(879,428)	—	(748,070)	—
Class S2	(3,454)	—	(16)	—
Net realized gains:
Class ADV	(39)	—	—	—
Class I	(95,096)	—	—	—
Class S	(2,641,053)	—	—	—
Class S2	(14,387)	—	—	—
Total distributions	(3,672,141)	—	(3,593,655)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	48,215,986	89,958,204	209,545,227	434,704,003
Proceeds from shares issued in merger (Note 11)	—	258,969,254	—	—
Reinvestment of distributions	3,672,104	—	3,593,655	—
	51,888,090	348,927,458	213,138,882	434,704,003
Cost of shares redeemed	(59,231,817)	(113,182,457)	(256,693,662)	(81,428,146)
Net increase (decrease) in net assets resulting from capital share transactions	(7,343,727)	235,745,001	(43,554,780)	353,275,857
Net increase in net assets	57,106,850	283,043,047	116,325,635	445,250,035

NET ASSETS:
Beginning of year or period	283,043,047	—	653,289,859	208,039,824
End of year or period	$340,149,897	$283,043,047	$769,615,494	$653,289,859
Undistributed net investment income at end of year or period	$1,336,446	$920,176	$6,281,112	$3,592,162

(1) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING U.S. Bond Index Portfolio		ING Euro STOXX 50® Index Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	August 17, 2009(1) to December 31, 2009
FROM OPERATIONS:
Net investment income	$85,544,149	$41,873,605	$24,423,928	$3,074,323
Net realized gain (loss)	76,097,875	22,491,062	(8,236,308)	(225,781)
Net change in unrealized appreciation or depreciation	53,895,514	6,164,114	(60,162,039)	47,575,721
Increase (decrease) in net assets resulting from operations	215,537,538	70,528,781	(43,974,419)	50,424,263

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(56,943)	(18,473)	(6,194)	—
Class I	(89,035,675)	(38,439,046)	(4,233,833)	—
Class S	(6,342,097)	(5,483,822)	—	—
Class S2	(74)	(62)	—	—
Net realized gains:
Class ADV	—	(10,333)	(2,814)	—
Class I	—	(22,054,333)	(1,799,379)	—
Class S	—	(2,134,021)	—	—
Class S2	—	(25)	—	—
Total distributions	(95,434,789)	(68,140,115)	(6,042,220)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	1,473,991,378	3,775,474,669	354,207,901	789,837,216
Reinvestment of distributions	95,434,715	68,140,027	6,042,220	—
	1,569,426,093	3,843,614,696	360,250,121	789,837,216
Cost of shares redeemed	(1,549,891,295)	(365,581,551)	(256,421,413)	(15,458,309)
Net increase in net assets resulting from capital share transactions	19,534,798	3,478,033,145	103,828,708	774,378,907
Net increase in net assets	139,637,547	3,480,421,811	53,812,069	824,803,170

NET ASSETS:
Beginning of year or period	3,768,463,330	288,041,519	824,803,170	—
End of year or period	$3,908,100,877	$3,768,463,330	$878,615,239	$824,803,170
Undistributed net investment income at end of year or period	$1,366,051	$594,774	$24,410,025	$3,817,054

(1) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING FTSE 100 Index® Portfolio		ING Hang Seng Index Portfolio
	Year Ended December 31, 2010	August 17, 2009(1) to December 31, 2009	Year Ended December 31, 2010	May 1, 2009(1) to December 31, 2009
FROM OPERATIONS:
Net investment income	$17,064,715	$3,919,867	$3,020,266	$232,940
Net realized gain (loss)	7,304,959	2,989,939	(950,360)	(424,283)
Net change in unrealized appreciation or depreciation	39,962,512	54,380,763	8,144,044	9,851,136
Increase in net assets resulting from operations	64,332,186	61,290,569	10,213,950	9,659,793

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(6,380)	—	(3)	(5)
Class I	(4,260,839)	—	(84,227)	(474,675)
Class S	—	—	(35,938)	(166,106)
Class S2	—	—	(3)	(8)
Net realized gains:
Class ADV	(7,278)	—	—	—
Class I	(4,221,321)	—	—	—
Return of capital:
Class ADV	—	—	—	(4)
Class I	—	—	—	(92,931)
Class S	—	—	—	(39,566)
Class S2	—	—	—	(4)
Total distributions	(8,495,818)	—	(120,171)	(773,299)

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	142,986,249	590,860,918	111,215,984	146,588,902
Reinvestment of distributions	8,495,818	—	120,165	773,278
	151,482,067	590,860,918	111,336,149	147,362,180
Cost of shares redeemed	(159,038,732)	(31,506,427)	(43,497,582)	(11,204,429)
Net increase (decrease) in net assets resulting from capital share transactions	(7,556,665)	559,354,491	67,838,567	136,157,751
Net increase in net assets	48,279,703	620,645,060	77,932,346	145,044,245

NET ASSETS:
Beginning of year or period	620,645,060	—	145,044,245	—
End of year or period	$668,924,763	$620,645,060	$222,976,591	$145,044,245
Undistributed net investment income at end of year or period	$16,480,679	$3,993,358	$4,337,456	$—

(1) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING International Index Portfolio		ING Japan TOPIX Index Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009	Year Ended December 31, 2010	August 17, 2009(1) to December 31, 2009
FROM OPERATIONS:
Net investment income	$7,526,873	$9,875,183	$6,716,631	$405,264
Net realized gain (loss)	(1,361,616)	(85,081,239)	4,423,916	(1,321,900)
Net change in unrealized appreciation or depreciation	18,497,086	204,886,381	47,884,898	2,469,149
Increase in net assets resulting from operations	24,662,343	129,680,325	59,025,445	1,552,513

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(63,107)	—	(2,683)	—
Class I	(8,402,417)	—	(552,840)	—
Class S	(3,695,507)	—	—	—
Class S2	(153)	—	—	—
Net realized gains:
Class ADV	—	—	(1,328)	—
Class I	—	—	(244,619)	—
Total distributions	(12,161,184)	—	(801,470)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	126,127,350	410,829,490	43,544,903	512,781,574
Proceeds from shares issued in merger (Note 11)	—	191,779,327	—	—
Reinvestment of distributions	12,161,031	—	801,470	—
	138,288,381	602,608,817	44,346,373	512,781,574
Cost of shares redeemed	(114,314,343)	(646,865,190)	(194,057,177)	(9,563,373)
Net increase (decrease) in net assets resulting from capital share transactions	23,974,038	(44,256,373)	(149,710,804)	503,218,201
Net increase (decrease) in net assets	36,475,197	85,423,952	(91,486,829)	504,770,714

NET ASSETS:
Beginning of year or period	330,185,247	244,761,295	504,770,714	—
End of year or period	$366,660,444	$330,185,247	$413,283,885	$504,770,714
Undistributed net investment income at end of year or period	$8,813,114	$12,160,093	$8,210,613	$33,616

(1) Commencement of operations

See Accompanying Notes to Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

	ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
	Year Ended December 31, 2010	Year Ended December 31, 2009
FROM OPERATIONS:
Net investment income	$6,555,107	$6,591,023
Net realized loss	(6,439,197)	(29,765,722)
Net change in unrealized appreciation or depreciation	9,490,347	73,983,894
Increase in net assets resulting from operations	9,606,257	50,809,195

FROM DISTRIBUTIONS TO SHAREHOLDERS:
Net investment income:
Class ADV	(5,049)	—
Class S	(7,061,976)	—
Total distributions	(7,067,025)	—

FROM CAPITAL SHARE TRANSACTIONS:
Net proceeds from sale of shares	20,356,040	54,024,114
Reinvestment of distributions	7,067,025	—
	27,423,065	54,024,114
Cost of shares redeemed	(42,308,692)	(34,321,365)
Net increase (decrease) in net assets resulting from capital share transactions	(14,885,627)	19,702,749
Net increase (decrease) in net assets	(12,346,395)	70,511,944

NET ASSETS:
Beginning of year	219,257,970	148,746,026
End of year	$206,911,575	$219,257,970
Undistributed net investment income at end of year	$6,106,422	$7,066,880

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions								Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income		From net realized gains	From return of capital	Total distributions		Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)		($)	($)	($)		($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING RussellTM Large Cap Index Portfolio
Class ADV
12-31-10	8.85	0.10	•	0.93	1.03	0.30		—	—	0.30		9.58	11.74	0.89	0.87	†	0.87	†	1.15	†	10,161	11
12-31-09	7.19	0.10	•	1.56	1.66	—		—	—	—		8.85	23.09	0.90	0.87	†	0.87	†	1.31	†	6,835	44
03-10-08(4)–12-31-08	10.00	0.13	•	(2.87)	(2.74)	0.07		—	—	0.07		7.19	(27.42)	0.89	0.87	†	0.87	†	1.98	†	1,135	8
Class I
12-31-10	8.92	0.15	•	0.92	1.07	0.31		—	—	0.31		9.68	12.19	0.39	0.37	†	0.37	†	1.64	†	340,889	11
12-31-09	7.21	0.15	•	1.56	1.71	0.00	**	—	—	0.00	**	8.92	23.73	0.40	0.37	†	0.37	†	2.02	†	251,504	44
03-10-08(4)–12-31-08	10.00	0.17	•	(2.88)	(2.71)	0.08		—	—	0.08		7.21	(27.06)	0.39	0.37	†	0.37	†	2.31	†	1,057,974	8
Class S
12-31-10	8.89	0.12	•	0.93	1.05	0.30		—	—	0.30		9.64	12.00	0.64	0.62	†	0.62	†	1.39	†	454,246	11
12-31-09	7.20	0.12	•	1.57	1.69	—		—	—	—		8.89	23.47	0.65	0.62	†	0.62	†	1.51	†	440,738	44
03-10-08(4)–12-31-08	10.00	0.14	•	(2.87)	(2.73)	0.07		—	—	0.07		7.20	(27.23)	0.64	0.62	†	0.62	†	2.19	†	28,529	8
Class S2
12-31-10	8.79	0.11	•	0.91	1.02	—		—	—	—		9.81	11.60	0.89	0.77	†	0.77	†	1.17	†	48	11
02-27-09(4)–12-31-09	5.89	(0.00	)•,**	2.90	2.90	0.00	**	—	—	0.00	**	8.79	49.26	0.90	0.77	†	0.77	†	(0.06	)†	4	44
ING RussellTM Large Cap Growth Index Portfolio
Class ADV
12-31-10	12.81	0.10	•	1.46	1.56	0.07		—	—	0.07		14.30	12.18	1.08	0.98	†	0.98	†	0.81	†	242	23
05-01-09(4)–12-31-09	10.00	0.07	•	2.74	2.81	—		—	—	—		12.81	28.10	1.12	1.02	†	0.98	†	0.87	†	151	5
Class I
12-31-10	12.84	0.17	•	1.47	1.64	0.09		—	—	0.09		14.39	12.80	0.58	0.48	†	0.48	†	1.30	†	239,910	23
05-01-09(4)–12-31-09	10.00	0.08		2.76	2.84	—		—	—	—		12.84	28.40	0.62	0.52	†	0.48	†	1.45	†	241,608	5
Class S
12-31-10	12.82	0.13	•	1.46	1.59	0.07		—	—	0.07		14.34	12.47	0.83	0.73	†	0.73	†	1.05	†	147,272	23
05-01-09(4)–12-31-09	10.00	0.07		2.75	2.82	—		—	—	—		12.82	28.20	0.87	0.77	†	0.73	†	1.19	†	144,502	5
ING RussellTM Large Cap Value Index Portfolio
Class ADV
12-31-10	12.61	0.16	•	1.18	1.34	0.17		1.26	—	1.43		12.52	10.86	1.11	1.01	†	1.01	†	1.30	†	27	30
05-01-09(4)–12-31-09	10.00	0.10	•	2.51	2.61	—		—	—	—		12.61	26.10	1.17	1.06	†	1.06	†	1.30	†	26	87
Class I
12-31-10	12.65	0.22	•	1.19	1.41	0.20		1.26	—	1.46		12.60	11.38	0.61	0.51	†	0.51	†	1.81	†	45,590	30
05-01-09(4)–12-31-09	10.00	0.15	•	2.50	2.65	—		—	—	—		12.65	26.50	0.67	0.56	†	0.56	†	1.89	†	48,211	87

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING RussellTM Large Cap Value Index Portfolio (continued)
Class S
12-31-10	12.64	0.19	•	1.19	1.38	0.19	1.26	—	1.45	12.57	11.13	0.86	0.76	†	0.76	†	1.58	†	43,502	30
05-01-09(4)–12-31-09	10.00	0.12	•	2.52	2.64	—	—	—	—	12.64	26.40	0.92	0.81	†	0.81	†	1.51	†	30,119	87
ING RussellTM Mid Cap Index Portfolio
Class ADV
12-31-10	9.24	0.11	•	2.15	2.26	0.05	—	—	0.05	11.45	24.48	0.95	0.93	†	0.93	†	1.08	†	13,988	8
12-31-09	6.63	0.10	•	2.51	2.61	—	—	—	—	9.24	39.37	0.93	0.93	†	0.93	†	1.18	†	2,856	7
03-10-08(4)–12-31-08	10.00	0.08	•	(3.37)	(3.29)	0.07	—	0.01	0.08	6.63	(32.92)	1.01	0.93	†	0.93	†	1.00	†	61	30
Class I
12-31-10	9.29	0.15	•	2.19	2.34	0.06	—	—	0.06	11.57	25.22	0.45	0.43	†	0.43	†	1.46	†	1,389,676	8
12-31-09	6.63	0.13	•	2.53	2.66	—	—	—	—	9.29	40.12	0.43	0.43	†	0.43	†	1.59	†	1,285,223	7
03-10-08(4)–12-31-08	10.00	0.13	•	(3.41)	(3.28)	0.08	—	0.01	0.09	6.63	(32.74)	0.51	0.43	†	0.43	†	1.74	†	117,525	30
Class S
12-31-10	9.25	0.12	•	2.18	2.30	0.05	—	—	0.05	11.50	24.88	0.70	0.68	†	0.68	†	1.22	†	162,362	8
12-31-09	6.62	0.10	•	2.53	2.63	—	—	—	—	9.25	39.73	0.68	0.68	†	0.68	†	1.33	†	103,065	7
03-10-08(4)–12-31-08	10.00	0.12	•	(3.41)	(3.29)	0.08	—	0.01	0.09	6.62	(32.90)	0.76	0.68	†	0.68	†	1.85	†	25,303	30
Class S2
12-31-10	9.25	0.16	•	2.10	2.26	0.03	—	—	0.03	11.48	24.49	0.95	0.83	†	0.83	†	1.49	†	428	8
02-27-09(4)–12-31-09	5.52	0.08		3.65	3.73	—	—	—	—	9.25	67.57	0.93	0.83	†	0.83	†	1.19	†	5	7
ING RussellTM Mid Cap Growth Index Portfolio
Class ADV
12-31-10	13.11	0.03		3.30	3.33	0.02	0.13	—	0.15	16.29	25.52	1.09	0.99	†	0.99	†	0.23	†	5	25
05-01-09(4)–12-31-09	10.00	0.02		3.09	3.11	—	—	—	—	13.11	31.10	1.14	1.04	†	1.04	†	0.30	†	4	42
Class I
12-31-10	13.14	0.10		3.32	3.42	0.05	0.13	—	0.18	16.38	26.22	0.59	0.49	†	0.49	†	0.73	†	12,615	25
05-01-09(4)–12-31-09	10.00	0.05	•	3.09	3.14	—	—	—	—	13.14	31.40	0.64	0.54	†	0.54	†	0.72	†	9,644	42
Class S
12-31-10	13.13	0.07		3.30	3.37	0.04	0.13	—	0.17	16.33	25.85	0.84	0.74	†	0.74	†	0.48	†	325,749	25
05-01-09(4)–12-31-09	10.00	0.06	•	3.07	3.13	—	—	—	—	13.13	31.30	0.89	0.79	†	0.79	†	0.67	†	271,776	42
Class S2
12-31-10	13.11	0.05		3.30	3.35	0.03	0.13	—	0.16	16.30	25.71	1.09	0.89	†	0.89	†	0.32	†	1,781	25
05-01-09(4)–12-31-09	10.00	0.02		3.09	3.11	—	—	—	—	13.11	31.10	1.14	0.94	†	0.94	†	0.47	†	1,619	42

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)	(%)
ING RussellTM Small Cap Index Portfolio
Class ADV
12-31-10	9.74	0.08	•	2.43	2.51	0.05	—	—	0.05	12.20	25.77	0.97	0.95	†	0.95	†	0.73	†	13,051	23
12-31-09	7.72	0.06	•	1.96	2.02	—	—	—	—	9.74	26.17	0.97	0.95	†	0.95	†	0.74	†	1,972	16
03-10-08(4)–12-31-08	10.00	0.11	•	(2.32)	(2.21)	0.06	—	0.01	0.07	7.72	(22.02)	1.27	1.17	†	1.17	†	1.74	†	571	35
Class I
12-31-10	9.81	0.11	•	2.48	2.59	0.06	—	—	0.06	12.34	26.43	0.47	0.45	†	0.45	†	1.08	†	550,465	23
12-31-09	7.75	0.10	•	1.96	2.06	—	—	—	—	9.81	26.58	0.47	0.45	†	0.45	†	1.23	†	514,616	16
03-10-08(4)–12-31-08	10.00	0.12	•	(2.29)	(2.17)	0.07	—	0.01	0.08	7.75	(21.68)	0.53	0.45	†	0.45	†	1.49	†	132,762	35
Class S
12-31-10	9.77	0.09	•	2.45	2.54	0.04	—	—	0.04	12.27	26.07	0.72	0.70	†	0.70	†	0.85	†	205,956	23
12-31-09	7.73	0.07		1.97	2.04	—	—	—	—	9.77	26.39	0.72	0.70	†	0.70	†	0.95	†	136,697	16
03-10-08(4)–12-31-08	10.00	0.12	•	(2.32)	(2.20)	0.06	—	0.01	0.07	7.73	(21.95)	0.78	0.70	†	0.70	†	1.71	†	74,707	35
Class S2
12-31-10	9.74	0.12	•	2.39	2.51	0.03	—	—	0.03	12.22	25.81	0.97	0.85	†	0.85	†	1.07	†	143	23
02-27-09(4)–12-31-09	6.03	0.06		3.65	3.71	—	—	—	—	9.74	61.53	0.97	0.85	†	0.85	†	0.83	†	5	16
ING U.S. Bond Index Portfolio
Class ADV
12-31-10	10.37	0.20	•	0.38	0.58	0.24	—	—	0.24	10.71	5.58	0.96	0.95	†	0.95	†	1.82	†	3,714	279
12-31-09	10.12	0.23	•	0.30	0.53	0.20	0.08	—	0.28	10.37	5.29	0.94	0.94	†	0.94	†	2.27	†	1,432	380
03-10-08(4)–12-31-08	10.00	0.25		0.07	0.32	0.18	0.02	—	0.20	10.12	3.26	1.01	0.95	†	0.95	†	2.95	†	143	360
Class I
12-31-10	10.39	0.25	•	0.38	0.63	0.28	—	—	0.28	10.74	6.14	0.46	0.45	†	0.45	†	2.36	†	3,655,181	279
12-31-09	10.12	0.28	•	0.31	0.59	0.24	0.08	—	0.32	10.39	5.88	0.44	0.44	†	0.44	†	2.66	†	3,501,280	380
03-07-08(4)–12-31-08	10.00	0.28	•	0.08	0.36	0.22	0.02	—	0.24	10.12	3.61	0.51	0.45	†	0.45	†	3.42	†	107,276	360
Class S
12-31-10	10.36	0.23	•	0.38	0.61	0.26	—	—	0.26	10.71	5.89	0.71	0.70	†	0.70	†	2.10	†	249,203	279
12-31-09	10.10	0.26		0.29	0.55	0.21	0.08	—	0.29	10.36	5.54	0.69	0.69	†	0.69	†	2.59	†	265,749	380
03-10-08(4)–12-31-08	10.00	0.27	•	0.06	0.33	0.21	0.02	—	0.23	10.10	3.29	0.76	0.70	†	0.70	†	3.42	†	180,622	360
Class S2
12-31-10	10.37	0.21	•	0.39	0.60	0.25	—	—	0.25	10.72	5.78	0.96	0.85	†	0.85	†	1.97	†	3	279
02-27-09(4)–12-31-09	9.99	0.20		0.47	0.67	0.21	0.08	—	0.29	10.37	6.74	0.94	0.84	†	0.84	†	2.42	†	3	380

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions							Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Payment by affiliate ($)	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period	Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)	(%)		(%)%				($000’s)	(%)
ING Euro STOXX 50® Index Portfolio
Class ADV
12-31-10	11.63	0.18	•	(1.25)	(1.07)	0.05	0.02	—	0.07	—	10.49	(9.13)	1.25	0.90		0.90		1.79		4,937	27
08-17-09(4)–12-31-09	10.00	0.06	•	1.57	1.63	—	—	—	—	—	11.63	16.30	1.32	0.97		0.97		1.29		665	1
Class I
12-31-10	11.66	0.31	•	(1.32)	(1.01)	0.06	0.02	—	0.08	—	10.57	(8.64)	0.75	0.40		0.40		3.00		873,679	27
08-17-09(4)–12-31-09	10.00	0.07	•	1.59	1.66	—	—	—	—	—	11.66	16.60	0.82	0.47		0.47		1.42		824,138	1
ING FTSE 100 Index® Portfolio
Class ADV
12-31-10	11.60	0.22	•	0.79	1.01	0.07	0.08	—	0.15	—	12.46	8.87	1.24	0.89		0.89		1.88		3,734	14
08-17-09(4)–12-31-09	10.00	0.06	•	1.54	1.60	—	—	—	—	0.00 **	11.60	16.00 (a)	1.33	0.98		0.98		1.25		759	8
Class I
12-31-10	11.61	0.31	•	0.77	1.08	0.08	0.08	—	0.16	—	12.53	9.43	0.74	0.39		0.39		2.74		665,191	14
08-17-09(4)–12-31-09	10.00	0.11	•	1.45	1.56	—	—	—	—	0.05	11.61	16.10 (a)	0.83	0.48		0.48		2.38		619,886	8
ING Hang Seng Index Portfolio
Class ADV
12-31-10	13.04	0.16	•	0.79	0.95	0.01	—	—	0.01	—	13.98	7.30	1.34	1.24	†	1.24	†	1.22	†	1,147	9
05-04-09(4)–12-31-09	10.00	0.13	•	2.94	3.07	0.02	—	0.01	0.03	—	13.04	30.72	1.39	1.28	†	1.28	†	1.58	†	4	3
Class I
12-31-10	13.04	0.25	•	0.76	1.01	0.01	—	—	0.01	—	14.04	7.76	0.84	0.74	†	0.74	†	1.92	†	137,227	9
05-04-09(4)–12-31-09	10.00	0.04	•	3.07	3.11	0.06	—	0.01	0.07	—	13.04	31.14	0.89	0.78	†	0.78	†	0.48	†	101,683	3
Class S
12-31-10	13.03	0.21	•	0.77	0.98	0.01	—	—	0.01	—	14.00	7.53	1.09	0.99	†	0.99	†	1.63	†	84,603	9
05-01-09(4)–12-31-09	10.00	0.06	•	3.03	3.09	0.05	—	0.01	0.06	—	13.03	30.93	1.14	1.03	†	1.03	†	0.71	†	43,353	3
ING International Index Portfolio
Class ADV
12-31-10	8.17	0.13	•	0.44	0.57	0.27	—	—	0.27	—	8.47	7.32	1.07	0.99	†	0.99	†	1.71	†	2,904	20
12-31-09	6.43	0.09	•	1.65	1.74	—	—	—	—	—	8.17	27.06	1.08	0.99	†	0.99	†	1.13	†	1,641	92
03-10-08(4)–12-31-08	10.00	0.20	•	(3.69)	(3.49)	0.08	—	—	0.08	—	6.43	(34.85)	1.17	1.00	†	1.00	†	2.87	†	2	22
Class I
12-31-10	8.21	0.18	•	0.44	0.62	0.29	—	—	0.29	—	8.54	7.84	0.57	0.50	†	0.50	†	2.31	†	256,723	20
12-31-09	6.41	0.18	•	1.62	1.80	—	—	—	—	—	8.21	28.08	0.58	0.50	†	0.50	†	2.54	†	216,453	92
03-10-08(4)–12-31-08	10.00	0.17	•	(3.65)	(3.48)	0.11	—	—	0.11	—	6.41	(34.73)	0.67	0.50	†	0.50	†	2.56	†	237,777	22

See Accompanying Notes to Financial Statements

FINANCIAL HIGHLIGHTS (CONTINUED)

Selected data for a share of beneficial interest outstanding throughout each year or period.

		Income (loss) from investment operations				Less distributions						Ratios to average net assets							Supplemental data

	Net asset value, beginning of year or period	Net investment income (loss)		Net realized and unrealized gain (loss)	Total from investment operations	From net investment income	From net realized gains	From return of capital	Total distributions	Net asset value, end of year or period	Total Return(1)	Expenses before reductions/ additions(2)(3)	Expenses net of fee waivers and/or recoupments, if any(2)(3)		Expenses net of all reductions/ additions(2)(3)		Net investment income (loss)(2)(3)		Net assets, end of year or period		Portfolio turnover rate
Year or period ended	($)	($)		($)	($)	($)	($)	($)	($)	($)	(%)	(%)	(%)		(%)		(%)		($000’s)		(%)
ING International Index Portfolio (continued)
Class S
12-31-10	8.17	0.16	•	0.44	0.60	0.28	—	—	0.28	8.49	7.63	0.82	0.75	†	0.75	†	2.09	†	107,028		20
12-31-09	6.41	0.11	•	1.65	1.76	—	—	—	—	8.17	27.46	0.83	0.75	†	0.75	†	1.51	†	112,086		92
03-10-08(4)–12-31-08	10.00	0.12	•	(3.60)	(3.48)	0.11	—	—	0.11	6.41	(34.79)	0.92	0.75	†	0.75	†	1.93	†	6,983		22
Class S2
12-31-10	8.19	0.15	•	0.44	0.59	0.26	—	—	0.26	8.52	7.44	1.07	0.90	†	0.90	†	1.91	†	5		20
02-27-09(4)–12-31-09	5.05	0.10	•	3.04	3.14	—	—	—	—	8.19	62.18	1.08	0.90	†	0.90	†	1.69	†	5		92
ING Japan TOPIX Index Portfolio
Class ADV
12-31-10	9.80	0.09	•	1.25	1.34	0.01	0.01	—	0.02	11.12	13.63	1.27	0.92		0.92		0.94		8,580		9
08-17-09(4)–12-31-09	10.00	(0.04	)•	(0.16)	(0.20)	—	—	—	—	9.80	(2.00)	1.29	0.94		0.94		(1.02)		327		5
Class I
12-31-10	9.82	0.14	•	1.25	1.39	0.01	0.01	—	0.02	11.19	14.13	0.77	0.42		0.42		1.39		404,703		9
08-17-09(4)–12-31-09	10.00	0.01		(0.19)	(0.18)	—	—	—	—	9.82	(1.80)	0.79	0.44		0.44		0.31		504,443		5
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
Class ADV	>		>	>	>	>	>	>	>	>	>	>		>		>		>		>	>
12-31-10	7.76	0.20	•	0.24	0.44	0.27	—	—	0.27	7.93	5.80	1.37	1.34	†	1.34	†	2.67	†	695		47
12-31-09	5.99	0.22		1.55	1.77	—	—	—	—	7.76	29.55	1.31	1.29	†	1.29	†	3.40	†	1		66
01-28-08(4)–12-31-08	10.00	0.34	•	(4.18)	(3.84)	0.17	—	—	0.17	5.99	(38.33)	1.66	1.20	†	1.20	†	4.28	†	1		128
Class I
12-31-10	7.71	0.06	•	0.23	0.29	0.27	—	—	0.27	7.73	3.85	0.87	0.84	†	0.84	†	0.78	†	0	*	47
12-31-09	5.97	(0.05)		1.79	1.74	—	—	—	—	7.71	29.15	0.81	0.79	†	0.79	†	(0.79	)†	0	*	66
01-28-08(4)–12-31-08	10.00	0.41	•	(4.23)	(3.82)	0.21	—	—	0.21	5.97	(38.10)	1.16	0.70	†	0.70	†	4.92	†	0	*	128
Class S
12-31-10	7.77	0.24	•	0.20	0.44	0.25	—	—	0.25	7.96	5.86	1.12	1.09	†	1.09	†	3.23	†	206,216		47
12-31-09	5.98	0.23		1.56	1.79	—	—	—	—	7.77	29.93	1.06	1.04	†	1.04	†	3.74	†	219,257		66
01-28-08(4)–12-31-08	10.00	0.31	•	(4.13)	(3.82)	0.20	—	—	0.20	5.98	(38.10)	1.41	0.89	†	0.89	†	4.23	†	148,745		128

(1)	Total return is calculated assuming reinvestment of all dividends, capital gain distributions and return of capital distributions, if any, at net asset value and does not reflect the effect of insurance contract charges. Total return for periods less than one year is not annualized.

(2)	Annualized for periods less than one year.

(3)	Expense ratios reflect operating expenses of a Portfolio. Expenses before reductions/additions do not reflect amounts reimbursed by the Investment Adviser and/or Distributor or reductions from brokerage commission recapture arrangements or other expense offset arrangements and do not represent the amount paid by a Portfolio during periods when reimbursements or reductions occur. Expenses net of fee waivers reflect expenses after reimbursement by the Investment Adviser and/or Distributor but prior to reductions from brokerage commission recapture arrangements or other expense offset arrangements. Expenses net of all reductions/additions represent the net expenses paid by a Portfolio. Net investment income (loss) is net of all such additions or reductions.

(4)	Commencement of operations.

•	Calculated using average number of shares outstanding throughout the period.

†	Impact of waiving the advisory fee for the ING Institutional Prime Money Market Fund holding has less than 0.005% impact on the expense ratios and net investment income or loss ratio (Note 4).

*	Amount is less than $500.

**	Amount is less than $0.005 or more than $(0.005).

(a)	Excluding a payment by affiliate in the period ended December 31, 2009, FTSE 100 Index® total return would have been 15.08% and 15.18% on classes ADV and I, respectively.

See Accompanying Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010

NOTE 1 — ORGANIZATION

Organization. ING Variable Portfolios, Inc. (the “Company” or “Registrant”) is registered under the Investment Company Act of 1940, as amended (“1940 Act” or “Act”) as an open-end diversified management investment company.

The Company was incorporated under the laws of Maryland on June 4, 1996. There are eighteen active separate investment series that comprise the Company. The thirteen portfolios (each a “Portfolio”, collectively the “Portfolios”) that are in this report are: ING RussellTM Large Cap Index Portfolio (“RussellTM Large Cap Index”), ING RussellTM Large Cap Growth Index Portfolio (“RussellTM Large Cap Growth Index”), ING RussellTM Large Cap Value Index Portfolio (“RussellTM Large Cap Value Index”), ING RussellTM Mid Cap Index Portfolio (“RussellTM Mid Cap Index”), ING RussellTM Mid Cap Growth Index Portfolio (“RussellTM Mid Cap Growth Index”), ING RussellTM Small Cap Index Portfolio (“RussellTM Small Cap Index”), ING U.S. Bond Index Portfolio (“U.S. Bond Index”), ING Euro STOXX 50® Index Portfolio (“Euro STOXX 50® Index”), ING FTSE 100 Index® Portfolio (“FTSE 100 Index®”), ING Hang Seng Index Portfolio (“Hang Seng Index”), ING International Index Portfolio (“International Index”), ING Japan TOPIX Index Portfolio (“Japan TOPIX Index”), and ING WisdomTreeSM Global High-Yielding Equity Index Portfolio (“WisdomTreeSM Index”).

The Company is authorized to offer four share classes of the Portfolios, referred to as Adviser Class (“Class ADV”), Class I, Class S and Service 2 Class (“Class S2”); however, not all Portfolios currently offer all classes. Each class has equal rights as to class and voting privileges. The classes differ principally in the applicable distribution and shareholder service fees. Shareholders of each class also bear certain expenses that pertain to that particular class. All shareholders bear the common expenses of the Portfolios and earn income and realized gains/losses from the Portfolios pro rata based on the average daily net assets of each class, without distinction between share classes. Expenses that are specific to a Portfolio or a class are charged directly to that Portfolio or class. Other operating expenses shared by several Portfolios are generally allocated among those Portfolios based on average net assets. Dividends are determined separately for each class based on income and expenses allocable to each class. Realized gain distributions are allocated to each class pro rata based on the shares outstanding of each class on the date of distribution. Differences in per share dividend rates generally result from differences in separate class expenses, including distribution and shareholder service fees, if applicable.

Shares of the Portfolios may be offered to separate accounts of insurance companies as investment options under variable annuity contracts and variable life insurance policies. Shares may also be offered to qualified pension and retirement plans outside the variable contract and to certain investment advisers and their affiliates. Class I shares may be made available to other investment companies, including series of the companies under fund-of-funds arrangements.

Participating insurance companies and other designated organizations are authorized to receive purchase orders on each Portfolio’s behalf.

ING Investments, LLC serves as the investment adviser (“ING Investments” or the “Investment Adviser”) to the Portfolios. ING Investment Management Co. (“ING IM”) serves as the sub-adviser to each of the Portfolios except U.S. Bond Index. ING Funds Services, LLC serves as the administrator (“IFS” or the “Administrator”) for the Portfolios. ING Investments Distributor, LLC (“IID” or the “Distributor”) serves as the principal underwriter to the Portfolios.

The Investment Adviser, ING IM, IFS and IID are indirect, wholly-owned subsidiaries of ING Groep N.V. (“ING Groep”). ING Groep is a global financial institution of Dutch origin offering banking, investments, life insurance and retirement services.

ING Groep has adopted a formal restructuring plan that was approved by the European Commission in November 2009 under which the ING life insurance businesses, including the retirement services and investment management businesses, which include the Investment Adviser and its affiliates, would be divested by ING Groep by the end of 2013. While there can be no assurance that it will be carried out, the restructuring plan presents certain risks, including uncertainty about the effect on the businesses of the ING entities that service the Portfolios and potential termination of the Portfolios’ existing advisory agreement, which may trigger the need for shareholder approval of new agreements.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies are consistently followed by the Portfolios in the preparation of their financial statements. Such policies are in conformity with U.S. generally accepted accounting principles for investment companies.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

A. Security Valuation. All investments in securities are recorded at their estimated fair value, as described below. Investments in equity securities traded on a national securities exchange are valued at the last reported sale price. Securities reported by NASDAQ are valued at the NASDAQ official closing prices. Securities traded on an exchange or NASDAQ for which there has been no sale and securities traded in the over-the-counter-market are valued at the mean between the last reported bid and ask prices. All investments quoted in foreign currencies will be valued daily in U.S. dollars on the basis of the foreign currency exchange rates prevailing at that time. Debt securities are valued at prices obtained from independent services or from one or more dealers making markets in the securities and may be adjusted based on the Portfolios’ valuation procedures. U.S. government obligations are valued by using market quotations or independent pricing services that use prices provided by market- makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Investments in open-end mutual funds are valued at net asset value. Investments in securities of sufficient credit quality maturing in 60 days or less are valued at amortized cost which approximates fair value.

Securities and assets for which market quotations are not readily available (which may include certain restricted securities, which are subject to limitations as to their sale) are valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Portfolios’ Board of Directors (“Board”), in accordance with methods that are specifically authorized by the Board. Securities traded on exchanges, including foreign exchanges, which close earlier than the time that a Portfolio calculates its net asset value (“NAV”) may also be valued at their fair values, as defined by the 1940 Act, and as determined in good faith by or under the supervision of the Board, in accordance with methods that are specifically authorized by the Board. All such fair valuations are made in accordance with the valuation procedures of the Portfolios (the “Valuation Procedures”) which have been approved by the Board. The valuation techniques applied in any specific instance are set forth in the Valuation Procedures and may vary from case to case. With respect to a restricted security, for example, consideration is generally given to the cost of the investment, the market value of any unrestricted securities of the same class at the time of valuation, the potential expiration of restrictions on the security, the existence of any registration rights, the costs to the Portfolios related to registration of the security, as well as factors relevant to the issuer itself. Consideration may also be given to the price and extent of any public trading in similar securities of the issuer or comparable companies’ securities. The value of a foreign security traded on an exchange outside the United States is generally based on its price on the principal foreign exchange where it trades as of the time a Portfolio determines its NAV or if the foreign exchange closes prior to the time a Portfolio determines its NAV, the most recent closing price of the foreign security on its principal exchange. Trading in certain non-U.S. securities may not take place on all days on which the New York Stock Exchange (“NYSE”) is open. Further, trading takes place in various foreign markets on days on which the NYSE is not open. Consequently, the calculation of a Portfolio’s NAV may not take place contemporaneously with the determination of the prices of securities held by a Portfolio in foreign securities markets. Further, the value of a Portfolio’s assets may be significantly affected by foreign trading on days when a shareholder cannot purchase or redeem shares of a Portfolio. In calculating a Portfolio’s NAV, foreign securities denominated in foreign currency are converted to U.S. dollar equivalents. If an event occurs after the time at which the market for foreign securities held by a Portfolio closes but before the time that a Portfolio’s NAV is calculated, such event may cause the closing price on the foreign exchange to not represent a readily available reliable market value quotation for such securities at the time a Portfolio determines its NAV. In such a case, a Portfolio will use the fair value of such securities as determined under a Portfolio’s valuation procedures. Events after the close of trading on a foreign market that could require a Portfolio to fair value some or all of its foreign securities include, among others, securities trading in the U.S. and other markets, corporate announcements, natural and other disasters, and political and other events. Among other elements of analysis in the determination of a security’s fair value, the Board has authorized the use of one or more independent research services to assist with such determinations. An independent research service may use statistical analyses and quantitative models to help determine fair value as of the time a Portfolio calculates its NAV.

There can be no assurance that such models accurately reflect the behavior of the applicable markets or the effect of the behavior of such markets on the fair value of securities, or that such markets will continue to behave in a fashion that is consistent with such models. Unlike the closing price of a security on an exchange, fair value determinations employ elements of judgment. Consequently, the fair value assigned to a security may not represent the actual value that a Portfolio could obtain if it were to sell the security at

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

the time of the close of the NYSE. Pursuant to procedures adopted by the Board, a Portfolio is not obligated to use the fair valuations suggested by any research service, and valuation recommendations provided by such research services may be overridden if other events have occurred or if other fair valuations are determined in good faith to be more accurate. Unless an event is such that it causes a Portfolio to determine that the closing prices for one or more securities do not represent readily available reliable market value quotations at the time a Portfolio determines its NAV, events that occur between the time of the close of the foreign market on which they are traded and the close of regular trading on the NYSE will not be reflected in a Portfolio’s NAV.

Fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each investment asset or liability of the Portfolios is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Quoted prices in active markets for identical securities as classified as “Level 1,” inputs other than quoted prices for an asset or liability that are observable are classified as “Level 2” and unobservable inputs, including the adviser’s or sub-adviser’s judgment about the assumptions that a market participant would use in pricing an asset or liability are classified as “Level 3.” The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Short-term securities of sufficient credit quality which are valued at amortized cost, which approximates fair value, are generally considered to be Level 2 securities under applicable accounting rules. A table summarizing the Portfolios’ investments under these levels of classification is included following the Summary Portfolios of Investments.

For the year ended December 31, 2010, there have been no significant changes to the fair valuation methodologies.

B. Security Transactions and Revenue Recognition. Securities transactions are accounted for on the trade date. Realized gains and losses are reported on the basis of identified cost of securities sold. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date, or for certain foreign securities, when the information becomes available to the Portfolios. Premium amortization and discount accretion are determined by the effective yield method.

C. Foreign Currency Translation. The books and records of the Portfolios are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1)	Market value of investment securities, other assets and liabilities — at the exchange rates prevailing at the end of the day.

(2)	Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the market values are presented at the foreign exchange rates at the end of the day, the Portfolios do not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments. For securities, which are subject to foreign withholding tax upon disposition, liabilities are recorded on the Statements of Assets and Liabilities for the estimated tax withholding based on the securities’ current market value. Upon disposition, realized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on a Portfolio’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate. Foreign security and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include, but are not limited to, revaluation of currencies and future adverse political and economic developments, which could cause securities and their markets to be less liquid and prices more volatile than those of comparable U.S. companies and U.S. government securities.

D. Distributions to Shareholders. The Portfolios record distributions to their shareholders on the ex-dividend date. All Portfolios (except U.S. Bond Index) declare and pay dividends annually. U.S. Bond Index declares and pays dividends quarterly. The Portfolios may make

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code. The characteristics of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies.

E. Federal Income Taxes. It is the policy of the Portfolios to comply with the requirements of subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of their net investment income and any net realized capital gains to their shareholders. Therefore, a federal income tax or excise tax provision is not required. Management has considered the sustainability of the Portfolios’ tax positions taken on federal income tax returns for all open tax years in making this determination. No capital gain distributions shall be made until the capital loss carryforwards have been fully utilized or expire.

F. Use of Estimates. The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

G. Risk Exposures and the use of Derivative Instruments. Each Portfolio’s investment objectives permit it to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward foreign currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, and purchased and written options. In doing so, the Portfolio will employ strategies in differing combinations to permit it to increase or decrease the level of risk, or change the level or types of exposure to market risk factors. This may allow the Portfolio to pursue its objectives more quickly, and efficiently than if it were to make direct purchases or sales of securities capable of affecting a similar response to market factors.

Market Risk Factors. In pursuit of its investment objectives, a Portfolio may seek to use derivatives to increase or decrease its exposure to the following market risk factors:

Credit Risk. Credit risk relates to the ability of the issuer to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield bonds are subject to credit risk to a greater extent than lower-yield, higher-quality bonds.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer durations, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter durations.

Risks of Investing in Derivatives. Each Portfolio’s use of derivatives can result in losses due to unanticipated changes in the market risk factors and the overall market. In instances where a Portfolio is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by a Portfolio, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions.

The use of these strategies involves certain special risks, including a possible imperfect correlation, or even no correlation, between price movements of derivative instruments and price movements of related investments. While some strategies involving derivative instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in related investments or otherwise, due to the possible inability of a Portfolio to purchase or sell a portfolio security at a time that otherwise would be favorable or the possible need to sell a portfolio security at a disadvantageous time because the Portfolio is required to maintain asset coverage or offsetting positions in

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

connection with transactions in derivative instruments. Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and a Portfolio. Associated risks are not the risks that a Portfolio is attempting to increase or decrease exposure to, per their investment objectives, but are the additional risks from investing in derivatives. Examples of these associated risks are liquidity risk, which is the risk that a Portfolio will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to a Portfolio. Associated risks can be different for each type of derivative and are discussed by each derivative type in the following notes.

H. Forward Foreign Currency Contracts. Certain Portfolios may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into a forward foreign currency contract, a Portfolio agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. These contracts are valued daily and a Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the reporting date, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses are included in the Statements of Operations. These instruments involve market and/ or credit risk in excess of the amount recognized in the Statements of Assets and Liabilities. Risks arise from the possible inability of counterparties to meet the terms of their contracts and from movement in currency and securities values and interest rates. Open forward foreign currency contracts are presented following the respective Summary Portfolio of Investments.

For the year ended December 31, 2010, certain Portfolios have entered into forward foreign currency contracts with the obligation to buy and sell specified foreign currencies in the future at a currently negotiated forward rate in order to increase or decrease exposure to foreign exchange rate risk. The Portfolios uses forward foreign currency contracts to enhance potential gain, hedge against anticipated currency exchange rates, gain exposure to foreign currencies and to maintain diversity and liquidity of the portfolio.

During the year ended December 31, 2010, the following Portfolios had average contract amounts on forward foreign currency contracts to buy and sell as disclosed below:

	Buy	Sell
Euro STOXX 50® Index	$12,051,668	$4,240,920
FTSE 100 Index®	10,982,106	5,491,821
International Index	7,232,521	3,472,526
Japan TOPIX Index	12,578,355	5,514,151

For the year ended December 31, 2010, the above Portfolios used forward foreign currency contracts to protect its non-U.S. dollar denominated holdings from adverse currency movements and to gain exposure to currencies for the purposes of risk management or enhanced return. Please refer to the table following the Summary Portfolio of Investments for open forward foreign currency contract at December 31, 2010.

I. Futures Contracts. Each Portfolio may enter into futures contracts involving foreign currency, interest rates, securities and security indices. A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. Each Portfolio may buy and sell futures contracts. Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Portfolios assets are valued.

Upon entering into a futures contract, each Portfolio is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Portfolio each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses. Open futures contracts are reported on a table following each Summary Portfolio of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are footnoted in the Summary Portfolio of Investments. Cash collateral held by the broker to cover initial margin requirements on open futures contracts are noted in each Portfolio’s Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in each Portfolio’s Statement of Operations. Realized gains (losses) are reported in each Portfolio’s Statement of Operations at the closing or expiration of futures contracts.

Futures contracts are exposed to the market risk factor of the underlying financial instrument. During the year

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES (continued)

ended December 31, 2010, the below Portfolios have purchased futures contracts on various equity indices to “equitize” cash. Futures contracts are purchased to provide immediate market exposure proportionate to the size of the Portfolio’s respective cash flows and residual cash balances in order to decrease potential tracking error if the cash remained uninvested in the market. Additional associated risks of entering into futures contracts include the possibility that there may be an illiquid market where the Portfolios are unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Portfolios’ securities. With futures, there is minimal counterparty credit risk to the Portfolios since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

During the year ended December 31, 2010, the Portfolios had average notional values on futures contracts purchased as disclosed below:

RussellTM Large Cap Index	$30,208,032
RussellTM Large Cap Growth Index	4,239,676
RussellTM Large Cap Value Index	1,340,030
RussellTM Mid Cap Index	27,213,888
RussellTM Mid Cap Growth Index	9,421,022
RussellTM Small Cap Index	23,658,656
Euro STOXX 50® Index	14,814,356
FTSE 100 Index®	18,657,098
Hang Seng Index	9,165,707
International Index	13,561,019
Japan TOPIX Index	16,365,091

J. Securities Lending. Each Portfolio (except WisdomTreeSM Index) has the option to temporarily loan up to 33-1/3% of its total assets to brokers, dealers or other financial institutions in exchange for a negotiated lender’s fee. The borrower is required to fully collateralize the loans with cash or U.S. government securities. Generally, in the event of counterparty default, a Portfolio has the right to use collateral to offset losses incurred. There would be potential loss to a Portfolio in the event a Portfolio is delayed or prevented from exercising its right to dispose of the collateral. A Portfolio bears the risk of loss with respect to the investment of collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in a Portfolio.

K. Restricted Securities. The Portfolios may invest in restricted securities, which include those sold under Rule 144A of the Securities Act of 1933 (“1933 Act”) or securities offered pursuant to Section 4(2) of the 1933 Act, and/or are subject to legal or contractual restrictions on resale and may not be publicly sold without registration under the 1933 Act. Restricted securities are valued using market quotations when readily available. In the absence of market quotations, the securities are valued based upon their fair value, as defined by the Act, determined under procedures approved by the Board.

L. Delayed-Delivery Transactions. Each Portfolio may purchase or sell securities on a when-issued or forward commitment basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. The market value of such securities is identified in each Portfolio’s Summary Portfolio of Investments. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Portfolios are required to identify liquid assets sufficient to cover the purchase price.

M. Indemnifications. In the normal course of business, the Company may enter into contracts that provide certain indemnifications. The Company’s maximum exposure under these arrangements is dependent on future claims that may be made against the Portfolios and, therefore, cannot be estimated; however, based on experience, management considers the risk of loss from such claims remote.

NOTE 3 — INVESTMENT TRANSACTIONS

For the year ended December 31, 2010, the cost of purchases and the proceeds from the sales of securities, excluding short-term securities and U.S. government securities, were as follows:

	Purchases	Sales
RussellTM Large Cap Index	$122,088,428	$78,193,647
RussellTM Large Cap Growth Index	83,924,495	120,069,301
RussellTM Largecap Value Index	28,877,534	24,142,230
RussellTM Mid Cap Index	114,705,695	250,479,994
RussellTM Midcap Growth Index	71,092,499	95,626,508
RussellTM Small Cap Index	148,224,891	155,006,149
U.S. Bond Index	675,546,464	734,243,963
Euro STOXX 50® Index	340,058,485	211,370,696
FTSE 100 Index®	97,020,600	82,267,814
Hang Seng Index	99,353,433	13,838,754
International Index	90,064,383	64,787,952
Japan TOPIX Index	41,741,751	160,908,642
WisdomTreeSM Index	93,201,445	110,507,586

U.S. government securities not included above were as follows:

	Purchases	Sales
U.S. Bond Index	$9,363,677,718	$9,173,090,022

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 4 — INVESTMENT MANAGEMENT, ADMINISTRATIVE AND LICENSING FEES

The Portfolios entered into investment management agreements (“Investment Management Agreements”) with the Investment Adviser. The Investment Management Agreements compensate the Investment Adviser with a fee, computed daily and payable monthly, based on the average daily net assets of each Portfolio, at the following annual rates:

RussellTM Large Cap Index	0.25%
RussellTM Large Cap Growth Index(1)	0.45%
RussellTM Large Cap Value Index(1)	0.45%
RussellTM Mid Cap Index	0.31%
RussellTM Mid Cap Growth Index(1)	0.45%
RussellTM Small Cap Index	0.33%
U.S. Bond Index	0.32%
Euro STOXX 50® Index(2)	0.60%
FTSE 100 Index®(2)	0.60%
Hang Seng Index(1)	0.60%
International Index	0.38%
Japan TOPIX Index(2)	0.60%
WisdomTreeSM Index	0.46%

(1)	Pursuant to a side agreement, ING Investments has agreed to waive 0.10% of each Portfolio’s advisory fee through May 1, 2011. Any fees waived or reimbursed are not eligible for recoupment.

(2)	Pursuant to a side agreement, ING Investments has agreed to waive 0.25% of each Portfolio’s advisory fee through August 5, 2012. This side agreement will only renew if ING Investments elects to renew it. Any fees waived or reimbursed are not eligible for recoupment.

The Investment Adviser entered into sub-advisory agreements with ING IM. ING IM acts as sub-adviser to all Portfolios except for U.S. Bond Index. Subject to such policies as the Board or the Investment Adviser may determine, ING IM manages the Portfolios’ assets in accordance with the Portfolios’ investment objectives, policies, and limitations.

Neuberger Berman Fixed Income LLC serves as sub-adviser to U.S. Bond Index pursuant to a Sub-Advisory Agreement effective May 4, 2009.

During the period, the Portfolios were permitted to invest end-of-day cash balances into ING Institutional Prime Money Market Fund. Investment management fees paid by the Portfolios were reduced by an amount equal to the management fees paid indirectly to ING Institutional Prime Money Market Fund with respect to assets invested by the Portfolios.

For the year ended December 31, 2010, the Investment Adviser waived the following amounts, which are not subject to recoupment:

RussellTM Large Cap Index	$17,789
RussellTM Large Cap Growth Index	2,707
RussellTM Large Cap Value Index	937
RussellTM Mid Cap Index	21,002
RussellTM Mid Cap Growth Index	4,248
RussellTM Small Cap Index	19,324
U.S. Bond Index	190,654
Hang Seng Index	2,686
International Index	3,437
WisdomTreeSM Index	162

Effective December 20, 2010, ING Institutional Prime Money Market Fund was liquidated. As a result of this liquidation, the Portfolios will no longer invest end-of day cash balances into ING Institutional Prime Money Market Fund.

IFS, an indirect, wholly-owned subsidiary of ING Groep, acts as administrator to the Portfolios and provides certain administrative and shareholder services necessary for Portfolio operations and is responsible for the supervision of other service providers. IFS is entitled to receive from each Portfolio a fee at an annual rate of 0.10% of daily net assets. Pursuant to a side agreement, IFS has agreed to waive 0.10% of Euro STOXX 50® Index, FTSE 100 Index® and Japan TOPIX Index administrative fee through August 5, 2012.

Russell Investment Group receives an annual licensing fee for the Russell Global Large Cap® Index, Russell Top 200® Index, Russell Top 200® Growth Index, Russell Top 200® Value Index, the Russell Midcap® Index, Russell Midcap® Growth Index and the Russell 2000® Index. WisdomTreeSM Index pays an annual licensing fee to WisdomTree Investments, Inc. Hang Seng Data Services Limited receives an estimated annual licensing fee for the Hang Seng Index. STOXX Limited, Zurich, Switzerland and/or Dow Jones & Company, Inc.; FTSE International Limited; and Tokyo Stock Exchange, Inc. receive an annual licensing fee for Euro STOXX 50® Index, FTSE 100 Index® and Japan TOPIX Index, respectively.

In placing equity security transactions, the Investment Adviser or each sub-adviser is required to use its best efforts to choose a broker capable of providing brokerage services necessary to obtain the best execution for each transaction. Subject to this requirement, the Investment Adviser or each sub-adviser may allocate equity security transactions through certain designated broker-dealers. Some of these broker-dealers participate in commission recapture programs that have been established for the benefit of the Portfolios. Under these programs, the participating broker-dealers will return to a Portfolio a portion of the brokerage commissions (in the form of a credit to a Portfolio) paid to the broker-dealers to pay certain expenses of a Portfolio. These commission recapture payments benefit the Portfolios and not the Investment Adviser or each sub-adviser. Any amount credited to a Portfolio is reflected as brokerage commission recapture in the Statements of Operations.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 5 — DISTRIBUTION AND SERVICE FEES

Class ADV and Class S2 shares of the respective Portfolios are subject to a Shareholder Service and Distribution Plan (the “Plan”). Under the Plan, the Distributor is paid an annual shareholder service fee at the rate of 0.25% and an annual distribution fee at the rate of 0.25%(1) of the average daily net assets attributable to its Class ADV and Class S2 shares. The Distributor has contractually agreed to waive a portion of its fee equal to 0.10% of the average daily net assets attributable to the distribution fee paid by Class S2 of the respective Portfolios, so that the actual fee paid by a Portfolio is an annual rate of 0.15%. The expense waiver will continue through at least May 1, 2011.

Class S shares of the Portfolios have adopted a Shareholder Services and Distribution Plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plans”), whereby the Distributor is compensated by each Portfolio for expenses incurred for shareholder servicing and/or distribution of each Portfolio’s shares. Pursuant to the 12b-1 Plans, the Distributor is entitled to a payment each month to compensate for expenses incurred in the distribution and promotion of each Portfolio’s shares, including expenses incurred in printing prospectuses and reports used for sales purposes, expenses incurred in preparing and printing sales literature and other such distribution related expenses, including any distribution or shareholder servicing fees paid to securities dealers who have executed a distribution agreement with the Distributor. Under the 12b-1 Plans, Class S shares of the Portfolios pay the Distributor a fee calculated at an annual rate of 0.25% of average daily net assets.

(1)	Effective May 1, 2009, IFD has agreed to waive 0.01% of the distribution fee for Class ADV shares of International Index through May 1, 2011.

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES

At December 31, 2010, the Portfolios had the following amounts recorded as payable to affiliates on the accompanying Statements of Assets and Liabilities (see Notes 4 and 5):

Portfolio	Accrued Investment Management Fees	Accrued Administrative Fees	Accrued Shareholder Service and Distribution Fees	Total
RussellTM Large Cap Index	$169,139	$67,140	$99,537	$335,816
RussellTM Large Cap Growth Index	114,744	32,841	31,236	178,821
RussellTM Large Cap Value Index	25,913	7,409	8,993	42,315
RussellTM Mid Cap Index	416,086	134,465	39,127	589,678
RussellTM Mid Cap Growth Index	99,888	28,700	69,428	198,016
RussellTM Small Cap Index	216,864	65,854	47,435	330,153
U.S. Bond Index	1,021,620	319,674	54,826	1,396,120
Euro STOXX 50® Index	269,866	—	2,136	272,002
FTSE 100® Index	204,407	—	1,612	206,019
Hang Seng Index	92,518	18,556	18,444	129,518
International Index	116,979	30,815	23,612	171,406
Japan TOPIX Index	124,327	—	3,514	127,841
WisdomTreeSM Index	79,561	17,296	43,380	140,237

The Company has adopted a Deferred Compensation Plan (the “Policy”), which allows eligible non-affiliated directors as described in the Policy to defer the receipt of all or a portion of the directors’ fees payable. Amounts defined are treated as though invested in various “notional” funds advised by ING Investments until distribution in accordance with the Policy.

At December 31, 2010, the following ING Portfolios or indirect, wholly owned subsidiaries of ING Groep owned more than 5% of the following Portfolios:

Subsidiary	Fund	Percentage
ING Index Solution 2015 Portfolio —	RussellTM Large Cap Index	5.79%

ING Index Solution 2025 Portfolio —	RussellTM Large Cap Index	9.46%
	International Index	9.29%

ING Index Solution 2035 Portfolio —	RussellTM Large Cap Index	6.62%
	International Index	8.24%

ING Index Solution 2045 Portfolio —	International Index	5.90%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 6 — OTHER TRANSACTIONS WITH AFFILIATED AND RELATED PARTIES (continued)

Subsidiary	Fund	Percentage
ING Life Insurance & Annuity Company —	RussellTM Large Cap Index	13.60%
	RussellTM Large Cap Growth Index	9.63%
	RussellTM Large Cap Value Index	15.03%
	RussellTM Mid Cap Index	6.10%
	RussellTM Small Cap Index	11.03%
	International Index	16.90%

ING Retirement Conservative Portfolio —	U.S. Bond Index	6.19%

ING Retirement Growth Portfolio —	RussellTM Mid Cap Index	42.77%
	RussellTM Small Cap Index	37.00%
	U.S. Bond Index	31.02%
	Euro STOXX 50® Index	52.60%
	FTSE 100 Index®	52.59%
	Hang Seng Index	32.43%
	Japan TOPIX Index	52.08%

ING Retirement Moderate Growth Portfolio —	RussellTM Mid Cap Index	25.39%
	RussellTM Small Cap Index	17.09%
	U.S. Bond Index	30.08%
	Euro STOXX 50® Index	30.20%
	FTSE 100 Index®	30.22%
	Hang Seng Index	18.71%
	Japan TOPIX Index	29.25%

ING Retirement Moderate Portfolio —	RussellTM Mid Cap Index	9.84%
	U.S. Bond Index	18.49%
	Euro STOXX 50® Index	14.70%
	FTSE 100 Index®	14.69%
	Hang Seng Index	9.14%
	Japan TOPIX Index	14.68%

ING USA Annuity and Life Insurance Company —	RussellTM Large Cap Index	49.15%
	RussellTM Large Cap Growth Index	37.92%
	RussellTM Large Cap Value Index	39.99%
	RussellTM Mid Cap Index	7.84%
	RussellTM Mid Cap Growth Index	92.22%
	RussellTM Small Cap Index	22.95%
	U.S. Bond Index	5.92%
	Hang Seng Index	36.74%
	International Index	17.95%
	WisdomTreeSM Index	97.38%

ING Strategic Allocation Moderate Portfolio —	International Index	8.73%

ING Strategic Allocation Growth Portfolio —	International Index	11.36%
Reliastar Life Insurance Company —	RussellTM Large Cap Growth Index	38.65%
	RussellTM Large Cap Value Index	33.30%

Security Life Insurance Company —	RussellTM Large Cap Growth Index	13.40%
	RussellTM Large Cap Value Index	9.96%
	International Index	7.28%

Control is defined by the 1940 Act as the beneficial ownership, either directly or through one or more controlled companies, of more than 25% of the voting securities of a company. The 1940 Act defines affiliates as companies that are under common control. Therefore, because certain Portfolios have a common owner that owns over 25% of the outstanding securities of the Portfolios, they may be deemed to be affiliates of each other. Investment activities of these shareholders could have a material impact on the Portfolios.

These security purchases were related to the initial subscriptions of shares of the portfolio by affiliated ING Portfolios.

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES

At December 31, 2010, the following portfolios had the following payables included in Other Accrued Expenses and Liabilities on the Statements of Assets and Liabilities that exceed 5% of total liabilities.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 7 — OTHER ACCRUED EXPENSES AND LIABILITIES (continued)

Portfolio	Accrued Expenses	Amount
RussellTM Large Cap Value Index	Audit	$11,988
	Postage	37,687
Hang Seng Index	Custody	39,101
	License Fee	66,615
WisdomTreeSM Index	Custody	83,685
	License Fee	95,751

NOTE 8 — EXPENSE LIMITATION AGREEMENTS

ING Investments entered into written expense limitation agreements (“Expense Limitation Agreements”) with each of the following Portfolios whereby the Investment Adviser has agreed to limit expenses, excluding interest expense, taxes, brokerage commissions and extraordinary expenses (and acquired fund fees and expenses) to the levels listed below:

	Class ADV	Class I	Class S	Class S2
RussellTM Large Cap Index	0.87%	0.37%	0.62%	0.77%
RussellTM Large Cap Growth Index(1)	N/A	N/A	N/A	N/A
RussellTM Large Cap Value Index(1)	N/A	N/A	N/A	N/A
RussellTM Mid Cap Index	0.93%	0.43%	0.68%	0.83%
RussellTM Small Cap Index	0.95%	0.45%	0.70%	0.85%
U.S. Bond Index	0.95%	0.45%	0.70%	0.85%
International Index	1.00%	0.50%	0.75%	0.90%
WisdomTreeSM Index	1.34%	0.84%	1.09%	N/A

(1)	Effective March 15, 2010, pursuant to a side agreement, the Investment Adviser has agreed to waive all or a portion of the advisory fee so that the expense limits are 1.00%, 0.50%, and 0.75% for Class ADV, Class I, and Class S, respectively. The expense limits will continue until at least May 1, 2011. The amount waived are not eligible for recoupment.

The Investment Adviser may at a later date recoup from a Portfolio management fees waived and other expenses assumed by the Investment Adviser during the previous 36 months, but only if, after such recoupment, the Portfolio’s expense ratio does not exceed the percentage described above. Waived and reimbursed fees net of any recoupment by the Investment Adviser of such waived and reimbursed fees are reflected on the accompanying Statements of Operations. Amounts payable by the Investment Manager are reflected on the accompanying Statements of Assets and Liabilities for each Portfolio.

As of December 31, 2010, the amount of waived and reimbursed fees that are subject to recoupment by the Investment Adviser, and the related expiration dates are as follows:

	December 31,
	2011	2012	2013	Total
RussellTM Large Cap Index	$79,602	$314,893	$142,366	$536,861
RussellTM Mid Cap Index	77,850	—	255,442	$333,292
RussellTM Small Cap Index	97,613	67,172	107,834	$272,619
U.S. Bond Index	—	—	158,277	$158,277
International Index	303,727	316,824	225,189	$845,740
WisdomTreeSM Index	527,898	4,266	53,357	$585,521

The Expense Limitation Agreements are contractual and shall renew automatically for one-year terms unless ING Investments provides written notice of the termination of an Expense Limitation Agreement within 90 days of the end of the then current term.

NOTE 9 — LINE OF CREDIT

The Portfolios included in this report, in addition to certain other funds managed by the Investment Adviser, have entered into an unsecured committed revolving line of credit agreement with The Bank of New York Mellon (the “Credit Agreement”) for an aggregate amount of $100,000,000. The proceeds may be used to: (1) temporarily finance the purchase or sale of securities; or (2) finance the redemption of shares of an investor in the funds. During the period, the funds to which the line of credit is available paid a commitment fee equal to 0.15% per annum, and beginning December 15, 2010, 0.10% per annum on the daily unused portion of the committed line amount.

Generally, borrowings under the credit agreement accrue interest at the federal funds rate plus a specified margin. Repayments generally must be made within 60 days after the date of a revolving credit advance.

The following Portfolios utilized the line of credit during the year December 31, 2010:

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
RussellTM Large Cap Index	8	$2,187,500	1.43%
RussellTM Large Cap Growth Index	7	895,714	1.43%
RussellTM Large Cap Value Index	1	500,000	1.37%
RussellTM Mid Cap Index	14	4,469,286	1.41%
RussellTM Mid Cap Growth Index	11	1,062,727	1.44%
RussellTM Small Cap Index	4	1,253,750	1.42%
U.S. Bond Index	13	2,069,231	1.42%
Euro STOXX 50® Index	44	1,542,273	1.43%
FTSE 100 Index®(1)	27	1,510,370	1.43%

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 9 — LINE OF CREDIT (continued)

	Days Utilized	Approximate Average Daily Balance	Approximate Weighted Average Interest Rate
Hang Seng Index	6	$2,503,333	1.43%
International Index	20	3,262,500	1.43%
Japan TOPIX Index(2)	47	1,985,426	1.43%
WisdomTreeSM Index(3)	101	1,166,743	1.43%

(1)	At December 31, 2010, FTSE 100 Index® had an outstanding balance of $1,040,000.

(2)	At December 31, 2010, Japan TOPIX Index had an outstanding balance of $12,675,000.

(3)	At December 31, 2010, WisdomTreeSM had an outstanding balance of $85,000.

NOTE 10 — CAPITAL SHARES

Transactions in capital shares and dollars were as follows:

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
RussellTM Large Cap Index
Class ADV
12-31-10	414,121	—	28,178	(153,442)	288,857	3,694,127	—	257,832	(1,337,599)	2,614,360
12-31-09	806,534	4,241	—	(196,747)	614,028	6,323,688	31,814	—	(1,484,041)	4,871,461
Class I
12-31-10	23,008,813	—	1,037,639	(17,034,097)	7,012,355	204,988,712	—	9,567,029	(154,161,523)	60,394,218
12-31-09	62,786,467	4,588,187	23,688	(185,978,175)	(118,579,833)	448,379,285	34,604,407	165,344	(1,532,492,745)	(1,049,343,709)
Class S
12-31-10	5,962,922	—	1,626,635	(10,021,357)	(2,431,800)	53,240,324	—	14,948,771	(88,587,310)	(20,398,215)
12-31-09	11,628,590	40,051,489	—	(6,070,653)	45,609,426	87,941,728	301,387,793	—	(47,759,460)	341,570,061
Class S2
12-31-10	5,097	—	—	(726)	4,371	46,250	—	—	(6,900)	39,350
02-27-09(1)– 12-31-09	509	340,871	—	(340,871)	509	3,000	2,560,252	—	(2,664,699)	(101,447)

RussellTM Large Cap Growth Index
Class ADV
12-31-10	5,374	—	65	(302)	5,137	72,751	—	865	(3,927)	69,689
12-31-09	16,613	611	—	(5,455)	11,769	188,157	6,649	—	(64,819)	129,987
Class I
12-31-10	425,642	—	117,051	(2,681,659)	(2,138,966)	5,675,196	—	1,566,141	(34,728,995)	(27,487,658)
05-01-09(1)– 12-31-09	1,216,490	20,076,130	—	(2,481,080)	18,811,540	12,474,891	218,739,904	—	(29,281,691)	201,933,104
Class S
12-31-10	888,295	—	58,837	(1,950,848)	(1,003,716)	11,579,369	—	786,063	(25,116,613)	(12,751,181)
05-01-09(1)– 12-31-09	614,401	11,828,343	—	(1,168,235)	11,274,509	7,044,707	128,752,323	—	(13,899,229)	121,897,801
Class S2(2)
12-31-10	—	—	—	(301)	(301)	—	—	—	(4,012)	(4,012)
12-31-09	301	873	—	(873)	301	3,010	9,507	—	(9,937)	2,580
RussellTM Large Cap Value Index
Class ADV
12-31-10	140	—	243	(304)	79	1,651	—	3,003	(3,447)	1,207
12-31-09	679	1,369	—	(3)	2,045	7,765	14,607	—	(35)	22,337

(1)	Commencement of operations.

(2)	Class S2 liquidated on April 6th, 2010.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
RussellTM Large Cap Value Index (continued)
Class I
12-31-10	128,320	—	426,510	(748,194)	(193,364)	2,218,830	—	5,264,458	(9,686,101)	(2,202,813)
05-01-09(1)– 12-31-09	7,831,148	4,132,743	—	(8,152,016)	3,811,875	78,584,488	44,149,107	—	(97,998,349)	24,735,246
Class S
12-31-10	1,575,994	—	365,497	(862,961)	1,078,530	20,133,180	—	4,507,747	(10,246,485)	14,394,442
05-01-09(1)– 12-31-09	563,705	2,136,666	—	(317,506)	2,382,865	6,605,374	22,824,118	—	(3,911,847)	25,517,645

Class S2(2)
12-31-10	—	—	—	(302)	(302)	—	—	—	(4,059)	(4,059)
12-31-09	302	63,768	—	(63,768)	302	3,010	680,734	—	(716,251)	(32,507)
RussellTM Mid Cap Index
Class ADV
12-31-10	1,036,256	—	2,186	(125,809)	912,633	10,384,932	—	22,950	(1,249,931)	9,157,951
12-31-09	345,657	—	—	(45,719)	299,938	2,764,740	—	—	(376,576)	2,388,164
Class I
12-31-10	14,543,762	—	707,434	(33,382,969)	(18,131,773)	145,526,084	—	7,484,652	(340,030,006)	(187,019,270)
12-31-09	130,965,857	—	—	(10,398,627)	120,567,230	1,068,640,028	—	—	(86,000,868)	982,639,160
Class S
12-31-10	7,791,525	—	62,683	(4,870,570)	2,983,638	78,577,298	—	660,052	(47,262,542)	31,974,808
12-31-09	9,687,362	—	—	(2,370,486)	7,316,876	74,534,767	—	—	(18,987,191)	55,547,576
Class S2
12-31-10	39,939	—	—	(3,178)	36,761	421,935	—	17	(33,915)	388,037
02-27-09(1)– 12-31-09	543	—	—	—	543	3,000	—	—	—	3,000
RussellTM Mid Cap Growth Index
Class ADV
12-31-10	—	—	—	—	—	—	—	—	—	—
12-31-09	301	49	—	(49)	301	3,019	568	—	(568)	3,019
Class I
12-31-10	289,894	—	9,125	(262,807)	36,212	4,117,689	—	133,775	(3,511,520)	739,944
05-01-09(1)– 12-31-09	6,959,392	749,246	—	(6,974,468)	734,170	69,974,278	8,711,574	—	(84,119,269)	(5,433,417)
Class S
12-31-10	2,993,074	—	240,342	(3,992,739)	(759,323)	43,713,303	—	3,520,481	(55,118,984)	(7,885,200)
05-01-09(1)– 12-31-09	1,699,533	20,506,400	—	(1,504,811)	20,701,122	19,853,904	238,275,925	—	(18,376,097)	239,753,732
Class S2
12-31-10	27,897	—	1,215	(43,314)	(14,202)	384,994	—	17,848	(601,313)	(198,471)
05-01-09(1)– 12-31-09	10,810	1,031,614	—	(918,984)	123,440	127,003	11,981,187	—	(10,686,523)	1,421,667
RussellTM Small Cap Index
Class ADV
12-31-10	972,141	—	1,787	(106,562)	867,366	10,434,489	—	20,300	(1,084,530)	9,370,259
12-31-09	219,133	—	—	(90,593)	128,540	1,867,253	—	—	(688,445)	1,178,808
Class I
12-31-10	8,561,166	—	246,748	(16,661,129)	(7,853,215)	87,448,044	—	2,825,269	(178,839,019)	(88,565,706)
12-31-09	41,361,021	—	—	(6,049,796)	35,311,225	366,013,223	—	—	(49,792,368)	316,220,855
Class S
12-31-10	10,262,131	—	65,563	(7,539,422)	2,788,272	111,533,698	—	748,070	(76,761,204)	35,520,564
12-31-09	8,260,134	—	—	(3,926,562)	4,333,572	66,820,527	—	—	(30,947,333)	35,873,194

(1)	Commencement of operations.

(2)	Class S2 liquidated on April 6th, 2010.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
RussellTM Small Cap Index (continued)
Class S2
12-31-10	11,990	—	—	(769)	11,221	128,996	—	16	(8,909)	120,103
02-27-09(1)– 12-31-09	498	—	—	—	498	3,000	—	—	—	3,000
U.S. Bond Index
Class ADV
12-31-10	276,734	—	5,307	(73,412)	208,629	2,972,868	—	56,943	(791,465)	2,238,346
12-31-09	130,420	—	2,788	(9,326)	123,882	1,341,135	—	28,806	(97,126)	1,272,815
Class I
12-31-10	128,706,238	—	8,305,836	(133,552,746)	3,459,328	1,385,363,309	—	89,035,675	(1,431,713,570)	42,685,414
12-31-09	345,687,876	—	5,826,836	(25,079,835)	326,434,877	3,598,173,962	—	60,493,379	(259,243,878)	3,399,423,463
Class S
12-31-10	7,990,147	—	592,646	(10,954,733)	(2,371,940)	85,655,201	—	6,342,097	(117,386,260)	(25,388,962)
12-31-09	17,319,716	—	740,722	(10,300,686)	7,759,752	175,956,572	—	7,617,842	(106,240,547)	77,333,867
Class S2
12-31-10	—	—	—	—	—	—	—	—	—	—
02-27-09(1)– 12-31-09	300	—	—	—	300	3,000	—	—	—	3,000
Euro STOXX 50® Index
Class ADV
12-31-10	826,094	—	885	(413,777)	413,202	8,585,151	—	9,008	(4,306,902)	4,287,257
12-31-09	105,791	—	—	(48,579)	57,212	1,227,774	—	—	(575,345)	652,429
Class I
12-31-10	36,016,444	—	590,334	(24,639,080)	11,967,698	345,622,750	—	6,033,212	(252,114,511)	99,541,451
08-17-09(1)– 12-31-09	71,988,441	—	—	(1,285,710)	70,702,731	788,609,442	—	—	(14,882,964)	773,726,478
FTSE 100 Index®
Class ADV
12-31-10	605,094	—	1,210	(371,928)	234,376	6,901,056	—	13,658	(4,298,076)	2,616,638
08-17-09(1)– 12-31-09	66,278	—	—	(872)	65,406	760,973	—	—	(10,105)	750,868
Class I
12-31-10	12,679,519	—	752,201	(13,724,336)	(292,616)	136,085,193	—	8,482,160	(154,740,656)	(10,173,303)
08-17-09(1)– 12-31-09	56,119,922	—	—	(2,744,666)	53,375,256	590,099,945	—	—	(31,496,322)	558,603,623
Hang Seng Index
Class ADV
12-31-10	86,450	—	—	(4,726)	81,724	1,148,219	—	—	(63,958)	1,084,261
12-31-09	301	—	—	—	301	3,042	—	—	(32)	3,010
Class I
12-31-10	3,765,114	—	6,390	(1,798,181)	1,973,323	52,358,970	—	84,227	(22,960,904)	29,482,293
05-04-09(1)– 12-31-09	7,993,900	—	44,069	(239,218)	7,798,751	98,384,835	—	567,606	(3,198,232)	95,754,209
Class S
12-31-10	4,344,485	—	2,729	(1,630,049)	2,717,165	57,708,795	—	35,938	(20,468,801)	37,275,932
05-01-09(1)– 12-31-09	3,968,953	—	15,981	(657,302)	3,327,632	48,197,983	—	205,672	(8,006,133)	40,397,522
Class S2(2)
12-31-10	—	—	—	(301)	(301)	—	—	—	(3,919)	(3,919)
12-31-09	301	—	—	—	301	3,042	—	—	(32)	3,010

(1)	Commencement of operations.

(2)	Class S2 liquidated on April 6th, 2010.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 10 — CAPITAL SHARES (continued)

	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease) in shares outstanding	Shares sold	Shares issued in merger	Reinvestment of distributions	Shares redeemed	Net increase (decrease)
Year or period ended	#	#	#	#	#	($)	($)	($)	($)	($)
International Index
Class ADV
12-31-10	199,172	—	8,101	(65,189)	142,084	1,561,830	—	63,107	(513,377)	1,111,560
12-31-09	248,746	57	—	(48,236)	200,567	1,844,721	431	—	(356,115)	1,489,037
Class I
12-31-10	11,035,638	—	1,073,106	(8,409,448)	3,699,296	86,477,478	—	8,402,417	(65,819,798)	29,060,097
12-31-09	53,902,474	17,733,250	—	(82,349,501)	(10,713,777)	356,197,706	133,423,290	—	(628,485,056)	(138,864,060)
Class S
12-31-10	4,759,642	—	474,391	(6,339,277)	(1,105,244)	38,088,042	—	3,695,507	(47,981,168)	(6,197,619)
12-31-09	7,302,500	7,735,608	—	(2,412,729)	12,625,379	52,784,062	58,026,786	—	(17,695,203)	93,115,645
Class S2
12-31-10	—	—	—	—	—	—	—	—	—	—
02-27-09(1)– 12-31-09	594	43,721	—	(43,721)	594	3,001	328,820	—	(328,816)	3,005

Japan TOPIX Index
Class ADV
12-31-10	1,077,186	—	381	(339,309)	738,258	11,029,666	—	4,011	(3,441,687)	7,591,990
12-31-09	69,758	—	—	(36,374)	33,384	680,753	—	—	(345,245)	335,508
Class I
12-31-10	3,293,180	—	75,517	(18,566,445)	(15,197,748)	32,515,237	—	797,459	(190,615,490)	(157,302,794)
08-17-09(1)– 12-31-09	52,289,149	—	—	(938,297)	51,350,852	512,100,821	—	—	(9,218,128)	502,882,693

WisdomTreeSM Index
Class ADV
12-31-10	93,011	—	672	(6,094)	87,589	694,384	—	5,049	(44,598)	654,835
12-31-09	—	—	—	(1)	(1)	—	—	—	(7)	(7)
Class S
12-31-10	2,610,270	—	937,845	(5,890,819)	(2,342,704)	19,661,656	—	7,061,976	(42,264,094)	(15,540,462)
12-31-09	8,835,660	—	—	(5,471,472)	3,364,188	54,024,114	—	—	(34,321,358)	19,702,756

(1)	Commencement of operations.

NOTE 11 — REORGANIZATIONS

On July 18, 2009, RussellTM Large Cap Index (“Acquiring Portfolio”) acquired all of the net assets of ING Neuberger Berman Partners Portfolio and ING Oppenheimer Main Street Portfolio (each an “Acquired Portfolio”), each an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the shareholders of each Acquired Portfolio on June 30, 2009. The primary purposes of the transaction were to lower the overall gross and net expense ratios and combine comparable investment objectives, policies, restrictions, management and portfolio holdings of the Acquiring and Acquired Portfolios. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from each Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended December 31, 2009, are as follows:

Net investment income	$28,281,123
Net realized and unrealized gain on investments	344,654,494
Net increase in net assets resulting from operations	372,935,617

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 11 — REORGANIZATIONS (continued)

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of each Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since July 18, 2009. Net assets and unrealized appreciation or depreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total net assets of Acquired Portfolio (000s)	Total net assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation /Depreciation (000s)	Conversion Ratio
RussellTM Large	ING Neuberger
Cap Index	Berman Partners
	Portfolio	$98,193	$1,476,058	$212,812	$7,655	0.8211

RussellTM Large	ING Oppenheimer
Cap Index	Main Street
	Portfolio	240,391	1,476,058	250,799	(22,324)	1.7401

The net assets of RussellTM Large Cap Index after the acquisition were $1,814,641,770.

On July 18, 2009, RussellTM Large Cap Growth Index (“Acquiring Portfolio”) acquired all of the net assets of ING Van Kampen Capital Growth Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on June 30, 2009. The primary purposes of the transaction were to lower the overall gross and net expense ratios and combine comparable investment objectives, policies, restrictions, management and portfolio holdings of the Acquiring and Acquired Portfolios. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on May 1, 2009, the commencement of operations of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the period ended July 18, 2009, are as follows:

Net investment income	$3,032,181
Net realized and unrealized gain on investments	130,016,761
Net increase in net assets resulting from operations	133,048,942

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since December 31, 2009. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total net assets of Acquired Portfolio (000s)	Total net assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
RussellTM Large	ING Van Kampen
Cap Growth Index	Capital Growth
	Portfolio	$347,508	$11,972	$216,706	$10,292	0.7854

The net assets of RussellTM Large Cap Growth Index after the acquisition were $359,480,763.

On July 18, 2009, RussellTM Large Cap Value Index (“Acquiring Portfolio”) acquired all of the net assets of ING JPMorgan Value Opportunities Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on June 30, 2009. The primary purposes of the transaction were to lower the overall gross and net expense ratios and combine comparable investment objectives, policies, restrictions, management and portfolio holdings of the Acquiring and Acquired Portfolios. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 11 — REORGANIZATIONS (continued)

Assuming the acquisition had been completed on May 1, 2009, the commencement of operations of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the period ended July 18, 2009, are as follows:

Net investment income	$4,765,695
Net realized and unrealized gain on investments	32,216,471
Net increase in net assets resulting from operations	36,982,166

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since December 31, 2009. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total net assets of Acquired Portfolio (000s)	Total net assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
RussellTM Large	ING JPMorgan
Cap Value	Value Opportunities
Index	Portfolio	$67,669	$82,581	$156,678	$5,783	0.5686

The net assets of RussellTM Large Cap Value Index after the acquisition were $150,249,586.

On August 8, 2009, RussellTM Mid Cap Growth Index (“Acquiring Portfolio”) acquired all of the net assets of ING AllianceBernstein MidCap Growth Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on August 3, 2009. The primary purposes of the transaction were to lower the overall gross and net expense ratios increase the potential for long-term viability, and lower the volatility of the Acquiring Portfolio. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on May 1, 2009, the commencement of operations of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the period ended August 8, 2009, are as follows:

Net investment income	$478,573
Net realized and unrealized gain on investments	100,999,107
Net increase in net assets resulting from operations	101,477,680

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since August 8, 2009. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total net assets of Acquired Portfolio (000s)	Total net assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
RussellTM Mid Cap	ING AllianceBernstein
Growth Index	MidCap Growth
	Portfolio	$258,969	$80,459	$194,482	$6,637	0.7951

The net assets of RussellTM Mid Cap Growth Index after the acquisition were $339,428,299.

On August 8, 2009, International Index (“Acquiring Portfolio”) acquired all of the net assets of ING Index Plus International Equity Portfolio (“Acquired Portfolio”), an open-end investment company in a tax-free reorganization in exchange for shares of the Acquiring Portfolio, pursuant to a plan of reorganization approved by the Acquired Portfolio’s shareholders on August 3, 2009. The primary purposes of the transaction were to lower the overall gross and net expense ratios and combine comparable investment objectives, policies, restrictions, management and

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 11 — REORGANIZATIONS (continued)

portfolio holdings of the Acquiring and Acquired Portfolios. For financial reporting purposes, assets received and shares issued by the Acquiring Portfolio were recorded at fair value; however, the cost basis of the investments received from the Acquired Portfolio were carried forward to align ongoing reporting of the Acquiring Portfolio’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Assuming the acquisition had been completed on January 1, 2009, the beginning of the annual reporting period of the Acquiring Portfolio, the Acquiring Portfolio’s pro forma results of operations for the year ended August 8, 2009, are as follows:

Net investment income	$13,436,267
Net realized and unrealized gain on investments	146,080,980
Net increase in net assets resulting from operations	159,517,247

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Portfolio that have been included in the Acquiring Portfolio’s statement of operations since December 31, 2009. Net assets and unrealized appreciation as of the reorganization date were as follows:

Acquiring Portfolio	Acquired Portfolio	Total net assets of Acquired Portfolio (000s)	Total net assets of Acquiring Portfolio (000s)	Acquired Capital Loss Carryforwards (000s)	Acquired Portfolio Unrealized Appreciation (000s)	Conversion Ratio
International Index	ING Index Plus
	International Equity
	Portfolio	$191,779	$603,641	$153,932	$4,808	0.7661

The net assets of International Index after the acquisition were $795,419,970.

NOTE 12 — SECURITIES LENDING

Under an agreement with The Bank of New York Mellon (“BNY”), the Portfolios may lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash and U.S. government securities. The collateral is equal to at least 105% of the market value of non-U.S. securities loaned and 102% of the market value of U.S. securities loaned. The market value of the loaned securities is determined at the close of business of the Portfolios at their last sale price or official closing price on the principal exchange or system on which they are traded and any additional collateral is delivered to the Portfolios on the next business day. The cash collateral received is invested in approved investments as defined in the Securities Lending Agreement with BNY (the “Agreement”). The Portfolios bear the risk of loss with respect to the investment of collateral. Currently, the cash collateral is invested in the BNY Mellon Overnight Government Fund (formerly, The BNY Institutional Cash Reserves Fund — Series A) and the BNY Institutional Cash Reserves Fund—Series B (“BICR — Series B”), each a series within the BNY Institutional Cash Reserves Trust (collectively, the “BICR Fund”). BNY serves as investment manager, custodian and operational trustee of the BICR Fund. As of December 31, 2010, and throughout the period covered by this report, BICR — Series B held certain defaulted securities issued by Lehman Brothers Holdings, Inc. (the “Lehman Securities”). The Lehman Securities have market values significantly below amortized cost. On May 22, 2009, the Portfolios agreed to the terms of a capital support agreement (the “Capital Support Agreement”) extended by The Bank of New York Mellon Corporation (“BNYC”), an affiliated company of BNY, for the Lehman Securities held by BICR — Series B. Under the terms of the Capital Support Agreement, BNYC will support the value of the Lehman Securities up to 80% of the par value (the remaining 20% of the par value represents an unrealized loss to the Portfolios) and subject, in part, to the Portfolios’ continued participation in the BNY securities lending program through September 15, 2011. At September 15, 2011, if the Portfolios have complied with the requirements under the Capital Support Agreement to continue to participate in the BNY securities lending program and if such securities have not otherwise been sold, the Portfolios will have the right to sell the defaulted securities to BNYC at a price equal to 80% of par value. The recorded value of each Portfolio’s investment in BICR — Series B includes the value of the underlying securities held by BICR — Series B and the estimated value of the support to be provided by BNYC. The investments in the BNY Mellon Overnight Government Fund and in BICR — Series B are included in the Summary Portfolio of Investments under Securities Lending Collateral and the unrealized loss on BICR — Series B is included in Net Unrealized Depreciation on the Statements of Assets and Liabilities.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 12 — SECURITIES LENDING (continued)

Generally, in the event of counterparty default, the Portfolios have the right to use the collateral to offset losses incurred. The Agreement contains certain guarantees by BNY in the event of counterparty default and/or a borrower’s failure to return a loaned security; however, there would be a potential loss to the Portfolios in the event the Portfolios are delayed or prevented from exercising their right to dispose of the collateral. Engaging in securities lending could have a leveraging effect, which may intensify the credit, market and other risks associated with investing in the Portfolios. At December 31, 2010, the following Portfolios had securities on loan with the following market values:

	Value of Securities Loaned	Cash Collateral Received*
RussellTM Large Cap Index	$9,403,056	$9,681,365
RussellTM Large Cap Growth Index	5,638,239	5,772,314
RussellTM Mid Cap Index	39,883,827	40,808,784
RussellTM Mid Cap Growth Index	8,613,721	8,812,566
RussellTM Small Cap Index	39,204,684	40,435,473
U.S. Bond Index	119,877,995	121,022,135
Euro STOXX 50® Index	12,122,310	12,736,572
FTSE 100 Index®	2,976,648	3,137,068
International Index	4,657,779	4,903,841
Japan TOPIX Index	25,688,242	27,020,064

*	Cash collateral received was invested in the BICR Fund, the fair value of which is presented in the respective Portfolios’ Summary Portfolio of Investments

NOTE 13 — CONCENTRATION OF INVESTMENT RISKS

All mutual funds involve risk — some more than others — and there is always the chance that you could lose money or not earn as much as you hope. A Portfolio’s risk profile is largely a factor of the principal securities in which it invests and investment techniques that it uses. For more information regarding the types of securities and investment techniques that may be used by each Portfolio and their corresponding risks, see the Portfolios’ most recent Prospectus and/or the Statement of Additional Information.

Foreign Securities (Euro STOXX 50® Index, FTSE 100 Index®, International Index and Japan TOPIX Index). Investments in foreign securities may entail risks not present in domestic investments. Since securities in which the Portfolios may invest are denominated in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolios. Foreign investments may also subject the Portfolios to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, as well as changes vis-a-vis the U.S. dollar from movements in currency, and changes in security value and interest rate, all of which could affect the market and/or credit risk of the Portfolios’ investments.

Emerging Markets Investments (Hang Seng Index and WisdomTreeSM Index). Because of less developed markets and economies and, in some countries, less mature governments and governmental institutions, the risks of investing in foreign securities can be intensified in the case of investments in issuers domiciled or doing substantial business in emerging market countries.

Non-Diversified (RussellTM Large Cap Growth Index, RussellTM Large Cap Value Index, RussellTM Mid Cap Growth Index, Euro STOXX 50® Index, FTSE 100 Index®, Heng Seng Index and Japan TOPIX Index). The Portfolios are classified as non-diversified investment companies under the 1940 Act, which means that each Portfolio is not limited by the 1940 Act in the proportion of assets that they may invest in the obligations of a single issuer. Declines in the value of that single company can significantly impact the value of a Portfolio. The investment of a large percentage of a Portfolio’s assets in the securities of a small number of issuers may cause a Portfolio’s share price to fluctuate more than that of a diversified investment company. Conversely, even though classified as non-diversified, a Portfolio may actually maintain a portfolio that is diversified with a large number of issuers. In such an event, a Portfolio would benefit less from appreciation in a single corporate issuer than if it had greater exposure to that issuer.

Investment by Funds-of-Funds (RussellTM Mid Cap Index, RussellTM Small Cap Index, Euro STOXX 50® Index, FTSE 100 Index®, Hang Seng Index, International Index, Japan TOPIX Index and U.S. Bond Index). As an underlying fund (“Underlying Fund”) of a fund-of-fund, shares of each Portfolio may be purchased by other investment companies. In some cases, an Underlying Fund may experience large inflows or redemptions due to allocations or rebalancings. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on portfolio management. The Investment Adviser will monitor transactions by each Underlying Fund and will attempt to minimize any adverse effects of the Underlying Funds and the fund-of-fund as a result of these transactions. So long as an Underlying Fund accepts investments by other investment companies, it will not purchase securities of other investment companies, except to the extent permitted by the 1940 Act or under the terms of an exemptive order granted by the SEC.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES

The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles for investment companies. These book/tax differences may be either temporary or permanent. Permanent differences are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences are not reclassified. Key differences include the treatment of short-term capital gains, foreign currency transactions, income from passive foreign investment companies (PFICs), paydown gains, and wash sale deferrals. Distributions in excess of net investment income and/or net realized capital gains for tax purposes are reported as return of capital.

The following permanent tax differences have been reclassified as of December 31, 2010:

	Undistributed Net Investment Income	Accumulated Net Realized Gains / (Losses)
RussellTM Large Cap Index	$(28,584)	$28,584
RussellTM Large Cap Growth Index	(14,471)	14,471
RussellTM Large Cap Value Index	(3,351)	3,351
RussellTM Mid Cap Index	(1,186,113)	1,186,113
RussellTM Mid Cap Growth Index	(73,985)	73,985
RussellTM Small Cap Index	(754,090)	754,090
U.S. Bond Index(1)	10,661,917	(10,661,917)
Euro STOXX 50® Index	409,070	(409,070)
FTSE 100 Index®	(310,175)	310,175
Hang Seng Index	1,437,361	(1,437,361)
International Index	1,287,332	(1,287,332)
Japan TOPIX Index	2,015,889	(2,015,889)
WisdomTreeSM Index	(448,540)	448,540

(1)	$10,644,956 relates to paydown gains.

Dividends paid by the Portfolios from net investment income and distributions of net realized short-term capital gains are, for federal income tax purposes, taxable as ordinary income to shareholders.

The tax composition of dividends and distributions to shareholders was as follows:

	Year Ended December 31, 2010		Year Ended December 31, 2009
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains	Return of Capital
RussellTM Large Cap Index	$24,773,632	$—	$165,344	$—	$—
RussellTM Large Cap Growth Index	2,353,069	—	—	—	—
RussellTM Large Cap Value Index	9,775,208	—	—	—	—
RussellTM Mid Cap Index	8,167,671	—	—	—	—
RussellTM Mid Cap Growth Index	3,473,752	198,389	—	—	—
RussellTM Small Cap Index	3,593,655	—	—	—	—
U.S. Bond Index	95,434,789	—	67,537,388	602,727	—
Euro STOXX 50® Index	6,042,220	—	—	—	—
FTSE 100 Index®	8,495,818	—	—	—	—
Hang Seng Index	120,171	—	640,794	—	132,505
International Index	12,161,184	—	—	—	—
Japan TOPIX Index	801,470	—	—	—	—
WisdomTreeSM Index	7,067,025	—	—	—	—

The tax-basis components of distributable earnings and the expiration dates of the capital loss carryforwards which may be used to offset future realized capital gains for federal income tax purposes as of December 31, 2010 were:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Currency Loss Deferred	Post-October PFIC Loss Deferred	Capital Loss Carryforwards	Expiration Dates
RussellTM Large Cap Index	$11,150,027	$—	$194,293,257	$—	$—	$(13,186,377)	2014
						(57,290,675)	2015
						(68,083,593)	2016
						(125,559,316)	2017
						(8,688,924)	2018
						$(272,808,885)*

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 14 — FEDERAL INCOME TAXES (continued)

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Unrealized Appreciation/ (Depreciation)	Post-October Currency Loss Deferred	Capital Loss Carryforwards	Expiration Dates
RussellTM Large Cap Growth Index	4,392,640	—	93,759,347	—	(36,661,692)	2014
					(20,625,387)	2015
					(143,769,582)	2016
					$(201,056,661)*
RussellTM Large Cap Value Index	1,401,730	—	19,191,429	—	(16,743,152)	2015
					(3,099,362)	2016
					$(19,842,514)*
RussellTM Mid Cap Index	31,732,055	—	418,753,996	—	—	—
RussellTM Mid Cap Growth Index	1,336,446	—	97,199,479	—	(34,008,245)	2015
					(142,133,093)	2016
					$(176,141,338)
RussellTM Small Cap Index	6,281,112	—	178,466,651	—	(4,345,449)	2016
					(3,397,860)	2017
					$(7,743,309)
U.S. Bond Index	53,269,748	12,763,318	60,329,291	—	—	—
Euro STOXX 50® Index	25,024,194	—	(23,232,360)	(560,537)	(805,470)	2018
FTSE 100 Index®	20,442,544	4,481,853	92,942,991	(729,738)	—	—
Hang Seng Index	4,337,456	—	15,351,823	—	(348,360)	2017
					(211,429)	2018
					$(559,789)
International Index	8,506,483	—	80,399,727	—	(54,964,494)	2015
					(14,301,357)	2016
					(91,978,946)	2017
					(1,826,920)	2018
					$(163,071,717)*
Japan TOPIX Index	8,391,615	3,672,057	47,980,644	(258,097)	—	—
WisdomTreeSM Index	6,106,226	—	10,175,956	—	(9,648,239)	2016
					(30,688,288)	2017
					(6,696,493)	2018
					$(47,033,020)

*	Utilization of these capital losses is subject to annual limitations under Section 382 of the Internal Revenue Code. Amounts and years of expiration may be adjusted to reflect future gain/loss activity to comply with the limitation rules.

The Regulated Investment Company Modernization Act of 2010 (the ″Act″) was enacted on December 22, 2010. The Act makes changes to several tax rules impacting the Portfolios. In general, the provisions of the Act will be effective for the Portfolios’ fiscal year ending December 31, 2011. Although the Act provides several benefits, including the unlimited carryforward of future capital losses, there may be a greater likelihood that all or a portion of each Portfolio’s pre-enactment capital loss carryforwards may expire without being utilized due to the fact that post-enactment capital losses get utilized before pre-enactment capital loss carryforwards. Relevant information regarding the impact of the Act on the Portfolios, if any, will be contained within the Federal Income Taxes section of the notes to financial statements for the fiscal year ending December 31, 2011.

The Portfolios’ major tax jurisdictions are federal and Arizona. The earliest tax year that remains subject to examination by these jurisdictions is 2008.

As of December 31, 2010, no provisions for income tax would be required in the Portfolios’ financial statements as a result of tax positions taken on federal and state income tax returns for open tax years. The Portfolios’ federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state department of revenue.

NOTES TO FINANCIAL STATEMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

NOTE 15 — SUBSEQUENT EVENTS

The Portfolios have evaluated events occurring after the Statements of Assets and Liabilities date (subsequent events) to determine whether any subsequent events necessitated adjustment to or disclosure in the financial statements. No such subsequent events were identified.

ING RUSSELLTM LARGE CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 95.8%
		Consumer Discretionary: 9.2%
29,600	@	Amazon.com, Inc.	$5,328,000	0.7
238,050		Comcast Corp. — Class A	5,229,959	0.6
282,300	@, L	Ford Motor Co.	4,739,817	0.6
143,300		Home Depot, Inc.	5,024,098	0.6
91,000		McDonald’s Corp.	6,985,160	0.9
165,700		Walt Disney Co.	6,215,407	0.8
		Other Securities	40,434,493	5.0
			73,956,934	9.2

		Consumer Staples: 10.8%
176,250		Altria Group, Inc.	4,339,275	0.5
178,250		Coca-Cola Co.	11,723,503	1.5
115,150		CVS Caremark Corp.	4,003,766	0.5
135,750		Kraft Foods, Inc.	4,277,483	0.5
136,500		PepsiCo, Inc.	8,917,545	1.1
156,800		Philip Morris International, Inc.	9,177,504	1.1
243,732		Procter & Gamble Co.	15,679,280	2.0
165,750		Wal-Mart Stores, Inc.	8,938,898	1.1
		Other Securities	19,964,158	2.5
			87,021,412	10.8

		Energy: 12.4%
170,094		Chevron Corp.	15,521,078	1.9
126,000		ConocoPhillips	8,580,600	1.1
433,403		ExxonMobil Corp.	31,690,427	3.9
68,750		Occidental Petroleum Corp.	6,744,375	0.8
115,650		Schlumberger Ltd.	9,656,775	1.2
		Other Securities	27,779,033	3.5
			99,972,288	12.4

		Financials: 13.9%
849,243		Bank of America Corp.	11,328,902	1.4
146,400	@	Berkshire Hathaway, Inc. — Class B	11,728,104	1.5
1,790,450	@	Citigroup, Inc.	8,468,829	1.1
43,500		Goldman Sachs Group, Inc.	7,314,960	0.9
336,685		JPMorgan Chase & Co.	14,282,178	1.8
162,300		US Bancorp.	4,377,231	0.5
411,971		Wells Fargo & Co.	12,766,981	1.6
		Other Securities	41,246,004	5.1
			111,513,189	13.9

		Health Care: 11.7%
130,600		Abbott Laboratories	6,257,046	0.8
81,100	@	Amgen, Inc.	4,452,390	0.5
233,500		Johnson & Johnson	14,441,975	1.8
263,885		Merck & Co., Inc.	9,510,415	1.2
682,739		Pfizer, Inc.	11,954,760	1.5
		Other Securities	47,487,450	5.9
			94,104,036	11.7

COMMON STOCK: (continued)
		Industrials: 10.0%
60,300		3M Co.	$5,203,890	0.6
64,300		Boeing Co.	4,196,218	0.5
53,150		Caterpillar, Inc.	4,978,029	0.6
903,650		General Electric Co.	16,527,740	2.1
60,350		United Parcel Service, Inc. — Class B	4,380,203	0.5
78,900		United Technologies Corp.	6,211,008	0.8
		Other Securities	39,279,193	4.9
			80,776,281	10.0

		Information Technology: 19.2%
77,100	@	Apple, Inc.	24,869,376	3.1
483,400	@	Cisco Systems, Inc.	9,779,182	1.2
20,700	@	Google, Inc. — Class A	12,295,179	1.5
198,500		Hewlett-Packard Co.	8,356,850	1.0
470,900		Intel Corp.	9,903,027	1.2
108,550		International Business Machines Corp.	15,930,798	2.0
648,280		Microsoft Corp.	18,099,978	2.2
322,445		Oracle Corp.	10,092,529	1.3
138,900		Qualcomm, Inc.	6,874,161	0.9
		Other Securities	38,595,164	4.8
			154,796,244	19.2

		Materials: 3.2%
39,250		Freeport-McMoRan Copper & Gold, Inc.	4,713,533	0.6
		Other Securities	21,373,092	2.6
			26,086,625	3.2

		Telecommunication Services: 3.3%
500,100		AT&T, Inc.	14,692,938	1.8
239,350		Verizon Communications, Inc.	8,563,943	1.1
		Other Securities	2,913,331	0.4
			26,170,212	3.3
		Utilities: 2.1%
		Other Securities	16,817,776	2.1

		Total Common Stock
		(Cost $546,153,597)	771,214,997	95.8

REAL ESTATE INVESTMENT TRUSTS: 0.4%
		Financials: 0.4%
		Other Securities	3,711,037	0.4

		Total Real Estate Investment Trusts
		(Cost $2,494,032)	3,711,037	0.4

		Total Long-Term Investments
		(Cost $548,647,629)	774,926,034	96.2

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 4.7%
		Mutual Funds: 3.5%
27,794,000		Blackrock Liquidity Funds TempFund Portfolio — Class I	$27,794,000	3.5

		Total Mutual Funds
		(Cost $27,794,000)	27,794,000	3.5

		Securities Lending Collateralcc: 1.2%
9,158,429		BNY Mellon Overnight Government Fund(1)	9,158,429	1.1
522,936	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	418,349	0.1

		Total Securities Lending Collateral
		(Cost $9,681,365)	9,576,778	1.2

		Total Short-Term Investments
		(Cost $37,475,365)	37,370,778	4.7
		Total Investments in Securities
		(Cost $586,122,994)*	$812,296,812	100.9
		Other Assets and Liabilities — Net	(6,952,748)	(0.9)
		Net Assets	$805,344,064	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security

L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

*	Cost for federal income tax purposes is $618,003,555.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$227,886,066
Gross Unrealized Depreciation	(33,592,809)
Net Unrealized Appreciation	$194,293,257

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock*	$771,214,997	$—	$—	$771,214,997
Real Estate Investment Trusts	3,711,037	—	—	3,711,037
Short-Term Investments	36,952,429	—	418,349	37,370,778
Total Investments, at value	$811,878,463	$—	$418,349	$812,296,812
Other Financial Instruments+:
Futures	829,479	—	—	829,479
Total Assets	$812,707,942	$—	$418,349	$813,126,291

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$418,349	$—	$—	$—	$—	$—	$—	$—	$418,349
Total Investments, at value	$418,349	$—	$—	$—	$—	$—	$—	$—	$418,349

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING RussellTM Large Cap Index Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation
Long Contracts
S&P 500 E-Mini	483	03/18/11	$30,259,950	$829,479
			$30,259,950	$829,479

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$829,479
Total Asset Derivatives		$829,479

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$4,387,334
Total	$4,387,334

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$539,665
Total	$539,665

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 98.5%
		Consumer Discretionary: 12.5%
28,571	@	Amazon.com, Inc.	$5,142,780	1.3
69,220	@	DIRECTV	2,763,955	0.7
271,300	@, L	Ford Motor Co.	4,555,127	1.2
137,830		Home Depot, Inc.	4,832,320	1.3
87,480		McDonald’s Corp.	6,714,965	1.7
29,230		Nike, Inc.	2,496,827	0.6
59,880		Target Corp.	3,600,584	0.9
		Other Securities	18,399,773	4.8
			48,506,331	12.5

		Consumer Staples: 11.1%
98,830		Altria Group, Inc.	2,433,195	0.6
127,930		Coca-Cola Co.	8,413,956	2.2
33,440		Colgate-Palmolive Co.	2,687,573	0.7
35,850		Costco Wholesale Corp.	2,588,729	0.7
75,480		PepsiCo, Inc.	4,931,108	1.3
126,880		Philip Morris International, Inc.	7,426,286	1.9
70,600		Walgreen Co.	2,750,576	0.7
96,770		Wal-Mart Stores, Inc.	5,218,806	1.3
		Other Securities	6,702,142	1.7
			43,152,371	11.1

		Energy: 12.7%
46,300		ConocoPhillips	3,153,030	0.8
381,910		ExxonMobil Corp.	27,925,254	7.2
73,600		Halliburton Co.	3,005,088	0.8
97,850		Schlumberger Ltd.	8,170,475	2.1
		Other Securities	6,748,751	1.8
			49,002,598	12.7

		Financials: 3.0%
85,354		American Express Co.	3,663,394	0.9
		Other Securities	7,930,464	2.1
			11,593,858	3.0

		Health Care: 8.6%
113,170		Abbott Laboratories	5,421,975	1.4
44,540	@	Express Scripts, Inc.	2,407,387	0.6
69,580	@	Gilead Sciences, Inc.	2,521,579	0.7
68,890		Medtronic, Inc.	2,555,130	0.7
		Other Securities	20,262,085	5.2
			33,168,156	8.6

		Industrials: 12.1%
58,060		3M Co.	5,010,578	1.3
50,010		Boeing Co.	3,263,653	0.8
51,030		Caterpillar, Inc.	4,779,470	1.2
32,660		Deere & Co.	2,712,413	0.7
61,280		Emerson Electric Co.	3,503,378	0.9
201,500		General Electric Co.	3,685,435	1.0
62,300		Honeywell International, Inc.	3,311,868	0.9

COMMON STOCK: (continued)
		Industrials: (continued)
58,170		United Parcel Service, Inc. — Class B	$4,221,979	1.1
69,360		United Technologies Corp.	5,460,019	1.4
		Other Securities	10,880,594	2.8
			46,829,387	12.1

		Information Technology: 33.5%
49,700		Accenture PLC	2,409,953	0.6
74,175	@	Apple, Inc.	23,925,888	6.2
464,623	@	Cisco Systems, Inc.	9,399,323	2.4
167,220	@	EMC Corp.	3,829,338	1.0
19,827	@	Google, Inc. — Class A	11,776,643	3.0
190,930		Hewlett-Packard Co.	8,038,153	2.1
309,690		Intel Corp.	6,512,781	1.7
104,300		International Business Machines Corp.	15,307,068	3.9
416,800		Microsoft Corp.	11,637,056	3.0
309,980		Oracle Corp.	9,702,374	2.5
133,457		Qualcomm, Inc.	6,604,787	1.7
37,975		Visa, Inc.	2,672,681	0.7
		Other Securities	18,070,718	4.7
			129,886,763	33.5

		Materials: 4.6%
37,990		Freeport-McMoRan Copper & Gold, Inc.	4,562,219	1.2
44,485		Monsanto Co.	3,097,935	0.8
38,760		Newmont Mining Corp.	2,381,027	0.6
24,850		Praxair, Inc.	2,372,430	0.6
		Other Securities	5,283,372	1.4
			17,696,983	4.6

		Telecommunication Services: 0.4%
		Other Securities	1,736,137	0.4

		Total Common Stock
		(Cost $288,150,940)	381,572,584	98.5

REAL ESTATE INVESTMENT TRUSTS: 0.7%
		Financials: 0.7%
		Other Securities	2,717,234	0.7

		Total Real Estate Investment Trusts
		(Cost $2,052,217)	2,717,234	0.7

		Total Long-Term Investments
		(Cost $290,203,157)	384,289,818	99.2

SHORT-TERM INVESTMENTS: 2.3%
		Mutual Funds: 0.9%
3,348,000		Blackrock Liquidity Funds TempFund Portfolio — Class I	3,348,000	0.9

		Total Mutual Funds
		(Cost $3,348,000)	3,348,000	0.9

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc: 1.4%
4,541,676		BNY Mellon Overnight Government Fund(1)	$4,541,676	1.2
1,230,638	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	984,510	0.2

		Total Securities Lending Collateral
		(Cost $5,772,314)	5,526,186	1.4

		Total Short-Term Investments
		(Cost $9,120,314)	8,874,186	2.3

		Total Investments in Securities
		(Cost $299,323,471)*	$393,164,004	101.5
		Other Assets and Liabilities — Net	(5,739,897)	(1.5)
		Net Assets	$387,424,107	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security

L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

*	Cost for federal income tax purposes is $299,404,657.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$97,598,329
Gross Unrealized Depreciation	(3,838,982)
Net Unrealized Appreciation	$93,759,347

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock*	$381,572,584	$—	$—	$381,572,584
Real Estate Investment Trusts	2,717,234	—	—	2,717,234
Short-Term Investments	7,889,676	—	984,510	8,874,186
Total Investments, at value	$392,179,494	$—	$984,510	$393,164,004
Other Financial Instruments+:
Futures	212,642	—	—	212,642
Total Assets	$392,392,136	$—	$984,510	$393,376,646

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$984,510	$—	$—	$—	$—	$—	$—	$—	$984,510
Total Investments, at value	$984,510	$—	$—	$—	$—	$—	$—	$—	$984,510

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING RussellTM Large Cap Growth Index Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation
Long Contracts
S&P 500 E-Mini	59	03/18/11	$3,696,350	$212,642
			$3,696,350	$212,642

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$212,642
Total Asset Derivatives		$212,642

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$309,783
Total	$309,783

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income

Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$241,054
Total	$241,054

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 99.0%
		Consumer Discretionary: 6.2%
56,750		Comcast Corp. — Class A	$1,246,798	1.4
36,500		News Corp. — Class A	531,440	0.6
18,248		Time Warner, Inc.	587,038	0.6
39,505		Walt Disney Co.	1,481,833	1.7
		Other Securities	1,683,211	1.9
			5,530,320	6.2

		Consumer Staples: 11.2%
10,795		Coca-Cola Co.	709,987	0.8
24,335		CVS Caremark Corp.	846,128	1.0
32,400		Kraft Foods, Inc.	1,020,924	1.1
13,800		PepsiCo, Inc.	901,554	1.0
54,585		Procter & Gamble Co.	3,511,453	3.9
15,500		Wal-Mart Stores, Inc.	835,915	0.9
		Other Securities	2,195,766	2.5
			10,021,727	11.2

		Energy: 13.0%
9,985		Anadarko Petroleum Corp.	760,458	0.9
7,660		Apache Corp.	913,302	1.0
38,285		Chevron Corp.	3,493,506	3.9
18,500		ConocoPhillips	1,259,850	1.4
9,010		Devon Energy Corp.	707,375	0.8
8,318		ExxonMobil Corp.	608,212	0.7
8,400		National Oilwell Varco, Inc.	564,900	0.6
13,030		Occidental Petroleum Corp.	1,278,243	1.5
		Other Securities	1,982,694	2.2
			11,568,540	13.0

		Financials: 26.4%
202,293		Bank of America Corp.	2,698,589	3.0
24,400		Bank of New York Mellon Corp.	736,880	0.8
34,900	@	Berkshire Hathaway, Inc. — Class B	2,795,839	3.2
426,550	@	Citigroup, Inc.	2,017,582	2.3
10,400		Goldman Sachs Group, Inc.	1,748,864	2.0
80,150		JPMorgan Chase & Co.	3,399,963	3.8
20,215		Morgan Stanley	550,050	0.6
10,650		PNC Financial Services Group, Inc.	646,668	0.7
9,380		Prudential Financial, Inc.	550,700	0.6
38,610		US Bancorp.	1,041,312	1.2
98,146		Wells Fargo & Co.	3,041,545	3.4
		Other Securities	4,265,398	4.8
			23,493,390	26.4

COMMON STOCK: (continued)
		Health Care: 15.8%
19,300	@	Amgen, Inc.	$1,059,570	1.2
34,650		Bristol-Myers Squibb Co.	917,532	1.0
15,800		Eli Lilly & Co.	553,632	0.6
47,250		Johnson & Johnson	2,922,413	3.3
62,900		Merck & Co., Inc.	2,266,916	2.6
162,607		Pfizer, Inc.	2,847,249	3.2
22,900		UnitedHealth Group, Inc.	826,919	0.9
		Other Securities	2,676,334	3.0
			14,070,565	15.8
		Industrials: 8.4%
7,780		CSX Corp.	502,666	0.6
165,305		General Electric Co.	3,023,428	3.4
8,890		Union Pacific Corp.	823,747	0.9
		Other Securities	3,141,004	3.5
			7,490,845	8.4
		Information Technology: 5.1%
27,565		Corning, Inc.	532,556	0.6
35,400		Intel Corp.	744,462	0.8
51,100		Microsoft Corp.	1,426,712	1.6
		Other Securities	1,869,220	2.1
			4,572,950	5.1
		Materials: 2.0%
23,260		Dow Chemical Co.	794,096	0.9
11,960		EI Du Pont de Nemours & Co.	596,565	0.6
		Other Securities	426,425	0.5
			1,817,086	2.0
		Telecommunication Services: 6.5%
119,100		AT&T, Inc.	3,499,151	3.9
56,995		Verizon Communications, Inc.	2,039,281	2.3
		Other Securities	251,051	0.3
			5,789,483	6.5
		Utilities: 4.4%
12,050		Dominion Resources, Inc.	514,776	0.6
13,315		Exelon Corp.	554,437	0.6
16,600		Southern Co.	634,618	0.7
		Other Securities	2,203,235	2.5
			3,907,066	4.4
		Total Common Stock
		(Cost $65,122,209)	88,261,972	99.0

REAL ESTATE INVESTMENT TRUSTS: 0.3%
		Financials: 0.3%
		Other Securities	215,278	0.3

		Total Real Estate Investment Trusts
		(Cost $115,312)	215,278	0.3

		Total Long-Term Investments
		(Cost $65,237,521)	88,477,250	99.3

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares		Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 0.6%
	Mutual Funds: 0.6%
532,000	Blackrock Liquidity Funds TempFund Portfolio — Class I	$532,000	0.6

	Total Short-Term Investments
	(Cost $532,000)	532,000	0.6

	Total Investments in Securities
	(Cost $65,769,521)*	$89,009,250	99.9
	Other Assets and Liabilities — Net	108,738	0.1
	Net Assets	$89,117,988	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

*	Cost for federal income tax purposes is $69,817,821.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$19,394,679
Gross Unrealized Depreciation	(203,250)
Net Unrealized Appreciation	$19,191,429

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock*	$88,261,972	$—	$—	$88,261,972
Real Estate Investment Trusts	215,278	—	—	215,278
Short-Term Investments	532,000	—	—	532,000
Total Investments, at value	$89,009,250	$—	$—	$89,009,250
Other Financial Instruments+:
Futures	16,940	—	—	16,940
Total Assets	$89,026,190	$—	$—	$89,026,190

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options.

Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING RussellTM Large Cap Value Index Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation
Long Contracts
S&P 500 E-Mini	11	03/18/11	$689,150	$16,940
			$689,150	$16,940

See Accompanying Notes to Financial Statements

ING RUSSELLTM LARGE CAP VALUE INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$16,940
Total Asset Derivatives		$16,940

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$94,778
Total	$94,778

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$25,803
Total	$25,803

See Accompanying Notes to Financial Statements

ING RUSSELLTM MID CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 92.2%
		Consumer Discretionary: 15.0%
102,450	@	Bed Bath & Beyond, Inc.	$5,035,418	0.3
264,600		CBS Corp. — Class B	5,040,630	0.3
118,700		Coach, Inc.	6,565,297	0.4
110,600	@	Discovery Communications, Inc. — Class A	4,612,020	0.3
18,450	@	Priceline.com, Inc.	7,371,698	0.5
		Other Securities	206,855,205	13.2
			235,480,268	15.0

		Consumer Staples: 5.9%
166,750		Avon Products, Inc.	4,845,755	0.3
123,000		HJ Heinz Co.	6,083,580	0.4
59,450		Lorillard, Inc.	4,878,467	0.3
79,600		Mead Johnson Nutrition Co.	4,955,100	0.3
		Other Securities	71,416,152	4.6
			92,179,054	5.9

		Energy: 8.6%
95,000	@	Cameron International Corp.	4,819,350	0.3
74,450		Murphy Oil Corp.	5,550,248	0.4
67,950		Noble Energy, Inc.	5,849,136	0.4
104,600		Peabody Energy Corp.	6,692,308	0.4
252,100		Spectra Energy Corp.	6,299,979	0.4
220,000		Valero Energy Corp.	5,086,400	0.3
288,000	@	Weatherford International Ltd.	6,566,400	0.4
		Other Securities	94,384,769	6.0
			135,248,590	8.6

		Financials: 12.6%
100,200		Ameriprise Financial, Inc.	5,766,510	0.4
127,834		AON Corp.	5,881,642	0.4
210,650		Marsh & McLennan Cos., Inc.	5,759,171	0.4
260,800		Progressive Corp.	5,182,096	0.3
194,500		SunTrust Bank	5,739,695	0.4
100,950		T. Rowe Price Group, Inc.	6,515,313	0.4
		Other Securities	161,626,025	10.3
			196,470,452	12.6

		Health Care: 8.8%
135,500	@	Agilent Technologies, Inc.	5,613,764	0.4
		Other Securities	132,459,534	8.4
			138,073,298	8.8

		Industrials: 12.8%
64,550		CH Robinson Worldwide, Inc.	5,176,265	0.3
78,000		Cummins, Inc.	8,580,780	0.6
65,250		Eaton Corp.	6,623,528	0.4
69,450		Fluor Corp.	4,601,757	0.3
125,300		Ingersoll-Rand PLC	5,900,377	0.4

COMMON STOCK: (continued)
		Industrials: (continued)
62,600		Parker Hannifin Corp.	$5,402,380	0.3
		Other Securities	164,847,527	10.5
			201,132,614	12.8

		Information Technology: 14.3%
72,350	@	Citrix Systems, Inc.	4,949,464	0.3
109,150	@	Intuit, Inc.	5,381,095	0.3
134,050	@	NetApp, Inc.	7,367,300	0.5
44,550	@	Salesforce.com, Inc.	5,880,600	0.4
261,500		Western Union Co.	4,856,055	0.3
536,517		Xerox Corp.	6,180,676	0.4
		Other Securities	188,801,731	12.1
			223,416,921	14.3

		Materials: 6.0%
90,850		Ecolab, Inc.	4,580,657	0.3
169,950		International Paper Co.	4,629,438	0.3
64,750		PPG Industries, Inc.	5,443,533	0.4
		Other Securities	78,534,628	5.0
			93,188,256	6.0

		Telecommunication Services: 2.0%
116,935	L	CenturyTel, Inc.	5,398,889	0.4
113,000	@	Crown Castle International Corp.	4,952,790	0.3
675,500		Qwest Communications International, Inc.	5,140,555	0.3
		Other Securities	16,084,240	1.0
			31,576,474	2.0
		Utilities: 6.2%
109,750		Consolidated Edison, Inc.	5,440,308	0.4
126,700		Edison International	4,890,620	0.3
181,400		PPL Corp.	4,774,448	0.3
111,700		Progress Energy, Inc.	4,856,716	0.3
96,250		Sempra Energy	5,051,200	0.3
		Other Securities	72,306,117	4.6
			97,319,409	6.2

		Total Common Stock
		(Cost $1,038,795,576)	1,444,085,336	92.2

REAL ESTATE INVESTMENT TRUSTS: 5.7%
		Financials: 5.7%
54,150		Boston Properties, Inc.	4,662,315	0.3
110,150		Equity Residential	5,722,293	0.4
62,850		Vornado Realty Trust	5,237,291	0.3
		Other Securities	74,532,681	4.7

		Total Real Estate Investment Trusts
		(Cost $65,836,303)	90,154,580	5.7

		Total Long-Term Investments
		(Cost $1,104,631,879)	1,534,239,916	97.9

See Accompanying Notes to Financial Statements

ING RUSSELLTM MID CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 4.6%
		Mutual Funds: 2.0%
31,081,000		Blackrock Liquidity Funds TempFund Portfolio — Class I	$31,081,000	2.0

		Total Mutual Funds
		(Cost $31,081,000)	31,081,000	2.0

		Securities Lending Collateralcc: 2.6%
40,539,943		BNY Mellon Overnight Government Fund(1)	40,539,943	2.6
268,841	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	215,073	0.0

		Total Securities Lending Collateral
		(Cost $40,808,784)	40,755,016	2.6

		Total Short-Term Investments
		(Cost $71,889,784)	71,836,016	4.6

		Total Investments in Securities
		(Cost $1,176,521,663)*	$1,606,075,932	102.5
		Other Assets and Liabilities — Net	(39,621,158)	(2.5)
		Net Assets	$1,566,454,774	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security

L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

*	Cost for federal income tax purposes is $1,187,321,936.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$434,955,637
Gross Unrealized Depreciation	(16,201,641)
Net Unrealized Appreciation	$418,753,996

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock*	$1,444,085,336	$—	$—	$1,444,085,336
Real Estate Investment Trusts	90,154,580	—	—	90,154,580
Short-Term Investments	71,620,943	—	215,073	71,836,016
Total Investments, at value	$1,605,860,859	$—	$215,073	$1,606,075,932
Other Financial Instruments+:
Futures	492,430	—	—	492,430
Total Assets	$1,606,353,289	$—	$215,073	$1,606,568,362

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$215,073	$—	$—	$—	$—	$—	$—	$—	$215,073
Total Investments, at value	$215,073	$—	$—	$—	$—	$—	$—	$—	$215,073

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING RUSSELLTM MID CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options.

Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING RussellTM Mid Cap Index Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation
Long Contracts
S&P Mid 400 E-Mini	381	03/18/11	$34,491,930	$492,430
			$34,491,930	$492,430

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$492,430
Total Asset Derivatives		$492,430

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$10,034,784
Total	$10,034,784

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(238,178)
Total	$(238,178)

See Accompanying Notes to Financial Statements

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 92.7%
		Consumer Discretionary: 18.9%
44,180	@	Bed Bath & Beyond, Inc.	$2,171,447	0.7
51,140		Coach, Inc.	2,828,553	0.8
34,800	@	Discovery Communications, Inc. — Class A	1,451,160	0.4
45,520		Marriott International, Inc.	1,890,901	0.6
7,960	@	Priceline.com, Inc.	3,180,418	0.9
31,820		Starwood Hotels & Resorts Worldwide, Inc.	1,934,020	0.6
		Other Securities	50,756,322	14.9
			64,212,821	18.9

		Consumer Staples: 4.8%
71,820		Avon Products, Inc.	2,087,089	0.6
18,480		Estee Lauder Cos., Inc.	1,491,336	0.5
		Other Securities	12,641,813	3.7
			16,220,238	4.8

		Energy: 5.7%
16,900	@	Concho Resources, Inc.	1,481,623	0.4
20,340	@	FMC Technologies, Inc.	1,808,429	0.5
		Other Securities	16,269,145	4.8
			19,559,197	5.7
		Financials: 5.4%
12,420	@	IntercontinentalExchange, Inc.	1,479,843	0.4
83,700		Marsh & McLennan Cos., Inc.	2,288,358	0.7
43,500		T. Rowe Price Group, Inc.	2,807,490	0.8
		Other Securities	11,972,926	3.5
			18,548,617	5.4

		Health Care: 12.2%
58,360	@	Agilent Technologies, Inc.	2,417,855	0.7
47,360		AmerisourceBergen Corp.	1,615,923	0.5
15,960		CR Bard, Inc.	1,464,649	0.4
19,040	@	Edwards Lifesciences Corp.	1,539,194	0.4
27,780	@	Hospira, Inc.	1,547,068	0.5
6,580	@	Intuitive Surgical, Inc.	1,695,995	0.5
17,540	@	Laboratory Corp. of America Holdings	1,542,117	0.5
20,740	@	Varian Medical Systems, Inc.	1,436,867	0.4
		Other Securities	28,223,376	8.3
			41,483,044	12.2

		Industrials: 15.1%
27,840		CH Robinson Worldwide, Inc.	2,232,490	0.7
28,100	@	Cooper Industries PLC	1,637,949	0.5
33,680		Cummins, Inc.	3,705,137	1.1
132,480	@	Delta Airlines, Inc.	1,669,248	0.5
35,720		Expeditors International Washington, Inc.	1,950,312	0.6
17,240		Joy Global, Inc.	1,495,570	0.4

COMMON STOCK: (continued)
		Industrials: (continued)
23,960		Rockwell Automation, Inc.	$1,718,172	0.5
10,380		WW Grainger, Inc.	1,433,582	0.4
		Other Securities	35,514,537	10.4
			51,356,997	15.1

		Information Technology: 22.0%
50,560		Altera Corp.	1,798,925	0.5
29,140		Amphenol Corp.	1,538,009	0.5
50,000		Analog Devices, Inc.	1,883,500	0.6
38,420	@	Autodesk, Inc.	1,467,644	0.4
30,440	@	BMC Software, Inc.	1,434,942	0.4
31,180	@	Citrix Systems, Inc.	2,133,024	0.6
13,480	@	F5 Networks, Inc.	1,754,557	0.5
47,020	@	Intuit, Inc.	2,318,086	0.7
90,780	@	Marvell Technology Group Ltd.	1,683,969	0.5
57,760	@	NetApp, Inc.	3,174,485	0.9
95,920	@	Nvidia Corp.	1,477,168	0.4
54,100		Paychex, Inc.	1,672,231	0.5
31,645	@	Red Hat, Inc.	1,444,594	0.4
19,240	@	Salesforce.com, Inc.	2,539,680	0.8
38,580	@	Sandisk Corp.	1,923,599	0.6
112,700		Western Union Co.	2,092,839	0.6
		Other Securities	44,505,781	13.1
			74,843,033	22.0

		Materials: 6.5%
22,760		Cliffs Natural Resources, Inc.	1,775,508	0.5
39,120		Ecolab, Inc.	1,972,430	0.6
57,000		International Paper Co.	1,552,680	0.5
		Other Securities	16,716,234	4.9
			22,016,852	6.5

		Telecommunication Services: 1.8%
48,660	@	Crown Castle International Corp.	2,132,768	0.6
		Other Securities	3,854,036	1.2
			5,986,804	1.8

		Utilities: 0.3%
		Other Securities	905,797	0.3
		Total Common Stock
		(Cost $217,419,894)	315,133,400	92.7

REAL ESTATE INVESTMENT TRUSTS: 1.2%
		Financials: 1.2%
		Other Securities	4,176,142	1.2

		Total Real Estate Investment Trusts
		(Cost $3,555,294)	4,176,142	1.2

		Total Long-Term Investments
		(Cost $220,975,188)	319,309,542	93.9

See Accompanying Notes to Financial Statements

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 9.0%
		Mutual Funds: 6.5%
21,939,000		Blackrock Liquidity Funds TempFund Portfolio — Class I	$21,939,000	6.5

		Total Mutual Funds
		(Cost $21,939,000)	21,939,000	6.5

		Securities Lending Collateralcc: 2.5%
7,734,707		BNY Mellon Overnight Government Fund(1)	7,734,707	2.3
1,077,859	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	862,287	0.2

		Total Securities Lending Collateral
		(Cost $8,812,566)	8,596,994	2.5

		Total Short-Term Investments
		(Cost $30,751,566)	30,535,994	9.0

		Total Investments in Securities
		(Cost $251,726,754)*	$349,845,536	102.9
		Other Assets and Liabilities — Net	(9,695,639)	(2.9)
		Net Assets	$340,149,897	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security

*	Cost for federal income tax purposes is $252,646,057.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$100,187,558
Gross Unrealized Depreciation	(2,988,079)
Net Unrealized Appreciation	$97,199,479

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock*	$315,133,400	$—	$—	$315,133,400
Real Estate Investment Trusts	4,176,142	—	—	4,176,142
Short-Term Investments	29,673,707	—	862,287	30,535,994
Total Investments, at value	$348,983,249	$—	$862,287	$349,845,536
Other Financial Instruments+:
Futures	347,262	—	—	347,262
Total Assets	$349,330,511	$—	$862,287	$350,192,798

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Short-Term Investments	$862,287	$—	$—	$—	$—	$—	$—	$—	$862,287
Total Investments, at value	$862,287	$—	$—	$—	$—	$—	$—	$—	$862,287

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING RUSSELLTM MID CAP GROWTH INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

ING RussellTM Mid Cap Growth Index Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation
Long Contracts
S&P Mid 400 E-Mini	257	03/18/11	$23,266,210	$347,262
			$23,266,210	$347,262

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$347,262
Total Asset Derivatives		$347,262

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$1,598,492
Total	$1,598,492

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$392,315
Total	$392,315

See Accompanying Notes to Financial Statements

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 91.7%
		Consumer Discretionary: 13.7%
98,410	@	Dana Holding Corp.	$1,693,636	0.2
27,600	@	Deckers Outdoor Corp.	2,200,824	0.3
21,700		Polaris Industries, Inc.	1,693,034	0.2
48,840		Rent-A-Center, Inc.	1,576,555	0.2
47,280		Sotheby’s	2,127,600	0.3
42,460	@	Tenneco, Inc.	1,747,654	0.2
30,680	@	Warnaco Group, Inc.	1,689,548	0.2
		Other Securities	92,644,401	12.1
			105,373,252	13.7

		Consumer Staples: 3.0%
		Other Securities	23,275,820	3.0

		Energy: 6.1%
36,870		Berry Petroleum Co.	1,611,219	0.2
83,380	@	Brigham Exploration Co.	2,271,271	0.3
61,540	@	Complete Production Services, Inc.	1,818,507	0.2
23,520	@	Dril-Quip, Inc.	1,827,974	0.3
42,840		World Fuel Services Corp.	1,549,094	0.2
		Other Securities	37,995,763	4.9
			47,073,828	6.1

		Financials: 13.2%
235,390	@	American Capital Ltd.	1,779,548	0.2
76,114		FirstMerit Corp.	1,506,296	0.2
29,160	@	SVB Financial Group	1,546,938	0.2
		Other Securities	96,612,896	12.6
			101,445,678	13.2

		Health Care: 11.9%
37,250	@	AMERIGROUP Corp.	1,636,020	0.2
43,910	@, L	Onyx Pharmaceuticals, Inc.	1,618,962	0.2
39,030	@	Salix Pharmaceuticals Ltd.	1,832,849	0.2
		Other Securities	86,568,514	11.3
			91,656,345	11.9

		Industrials: 15.9%
31,450		Acuity Brands, Inc.	1,813,722	0.2
32,240		Baldor Electric Co.	2,032,410	0.3
36,230		Clarcor, Inc.	1,553,905	0.2
83,210	@	GrafTech International Ltd.	1,650,886	0.2
23,760		Nordson Corp.	2,183,069	0.3
44,680		Woodward Governor Co.	1,678,181	0.2
		Other Securities	111,277,690	14.5
			122,189,863	15.9

		Information Technology: 18.2%
31,550	@	Acme Packet, Inc.	1,677,198	0.2
43,240		Adtran, Inc.	1,565,720	0.2
64,990	@	Ariba, Inc.	1,526,615	0.2
51,800	@	Finisar Corp.	1,537,942	0.2
60,930		Jack Henry & Associates, Inc.	1,776,110	0.2

COMMON STOCK: (continued)
		Information Technology: (continued)
82,910	@	Parametric Technology Corp.	$1,867,962	0.3
73,210	@	Rackspace Hosting, Inc.	2,299,526	0.3
90,460	@	Riverbed Technology, Inc.	3,181,478	0.4
119,800	@	TIBCO Software, Inc.	2,361,181	0.3
61,430	@	Verifone Holdings, Inc.	2,368,741	0.3
		Other Securities	119,589,944	15.6
			139,752,417	18.2

		Materials: 5.6%
58,180	@	Coeur d’Alene Mines Corp.	1,589,478	0.2
165,000	@, L	Hecla Mining Co.	1,857,900	0.2
27,790		Rock-Tenn Co.	1,499,271	0.2
84,360	@	Solutia, Inc.	1,947,029	0.3
107,800	@	Thompson Creek Metals Co., Inc.	1,586,816	0.2
50,360	@	WR Grace & Co.	1,769,147	0.2
		Other Securities	33,138,518	4.3
			43,388,159	5.6

		Telecommunication Services: 1.0%
51,630	@	Syniverse Holdings, Inc.	1,592,786	0.2
		Other Securities	6,153,086	0.8
			7,745,872	1.0

		Utilities: 3.1%
31,900		Nicor, Inc.	1,592,448	0.2
		Other Securities	22,513,824	2.9
			24,106,272	3.1

		Total Common Stock
		(Cost $535,310,982)	706,007,506	91.7

REAL ESTATE INVESTMENT TRUSTS: 6.9%
		Financials: 6.9%
92,490		BioMed Realty Trust, Inc.	1,724,939	0.3
96,870		CBL & Associates Properties, Inc.	1,695,225	0.2
33,210		Entertainment Properties Trust	1,535,963	0.2
49,600		Highwoods Properties, Inc.	1,579,760	0.2
27,350		Home Properties, Inc.	1,517,652	0.2
208,420		MFA Mortgage Investments, Inc.	1,700,707	0.2
57,220	L	National Retail Properties, Inc.	1,516,330	0.2
		Other Securities	41,563,339	5.4

		Total Real Estate Investment Trusts
		(Cost $43,011,174)	52,833,915	6.9

MUTUAL FUNDS: 0.0%
		Closed-End Funds: 0.0%
		Other Securities	159,749	0.0

		Total Mutual Funds
		(Cost $125,680)	159,749	0.0

See Accompanying Notes to Financial Statements

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount		Value	Percent of Net Assets

CORPORATE BONDS/NOTES: 0.0%
	Financials: 0.0%
	Other Securities	$—	0.0

	Total Corporate Bonds/Notes
	(Cost $15,168)	—	0.0

	Total Long-Term Investments
	(Cost $578,463,004)	759,001,170	98.6

Shares			Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 6.8%
		Mutual Funds: 1.5%
11,520,000		Blackrock Liquidity Funds TempFund Portfolio — Class I	11,520,000	1.5

		Total Mutual Funds
		(Cost $11,520,000)	11,520,000	1.5

		Securities Lending Collateralcc: 5.3%
39,933,147		BNY Mellon Overnight Government Fund(1)	39,933,147	5.2
502,326	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	401,860	0.1

SHORT-TERM INVESTMENTS: (continued)
		Securities Lending Collateralcc: (continued)

		Total Securities Lending Collateral
		(Cost $40,435,473)	$40,335,007	5.3

		Total Short-Term Investments
		(Cost $51,955,473)	51,855,007	6.8

		Total Investments in Securities
		(Cost $630,418,477)*	$810,856,177	105.4
		Other Assets and Liabilities — Net	(41,240,683)	(5.4)
		Net Assets	$769,615,494	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security

L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

*	Cost for federal income tax purposes is $632,383,433.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$202,455,730
Gross Unrealized Depreciation	(23,982,986)
Net Unrealized Appreciation	$178,472,744

See Accompanying Notes to Financial Statements

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$105,362,952	$—	$10,300	$105,373,252
Consumer Staples	23,275,820	—	—	23,275,820
Energy	47,073,828	—	—	47,073,828
Financials	101,445,678	—	—	101,445,678
Health Care	91,656,345	—	—	91,656,345
Industrials	122,189,863	—	—	122,189,863
Information Technology	139,752,417	—	—	139,752,417
Materials	43,388,159	—	—	43,388,159
Telecommunication Services	7,745,872	—	—	7,745,872
Utilities	24,106,272	—	—	24,106,272
Total Common Stock	705,997,206	—	10,300	706,007,506
Real Estate Investment Trusts	52,833,915	—	—	52,833,915
Mutual Funds	159,749	—	—	159,749
Short-Term Investments	51,453,147	—	401,860	51,855,007
Total Investments, at value	$810,444,017	$—	$412,160	$810,856,177
Other Financial Instruments+:
Futures	327,446	—	—	327,446
Total Assets	$810,771,463	$—	$412,160	$811,183,623

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Common Stock	$—	$—	$—	$—	$—	$—	$10,300	$—	$10,300
Short-Term Investments	401,860	—	—	—	—	—	—	—	401,860
Total Investments, at value	$401,860	$—	$—	$—	$—	$—	$10,300	$—	$412,160

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options.

Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

ING RussellTM Small Cap Index Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation
Long Contracts
Russell 2000® Mini Index	164	03/18/11	$12,829,720	$327,446
			$12,829,720	$327,446

See Accompanying Notes to Financial Statements

ING RUSSELLTM SMALL CAP INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$327,446
Total Asset Derivatives		$327,446

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$3,979,692
Total	$3,979,692

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(1,274,716)
Total	$(1,274,716)

See Accompanying Notes to Financial Statements

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: 23.4%
		Consumer Discretionary: 2.2%
$ 10,585,000		Comcast Corp., 6.300%–6.500%, due 11/15/17–11/15/35	$11,840,685	0.3
9,000,000	#	NBC Universal, Inc., 3.650%, due 04/30/15	9,240,435	0.2
12,805,000		Time Warner Cable, Inc., 5.850%–6.550%, due 05/01/17–05/01/37	14,133,075	0.4
9,520,000		Time Warner, Inc., 4.875%–6.500%, due 11/15/16–11/15/36	10,251,149	0.3
		Other Securities	41,438,384	1.0
			86,903,728	2.2

		Consumer Staples: 1.9%
5,600,000	#	Anheuser-Busch InBev Worldwide, Inc., 7.200%, due 01/15/14	6,408,550	0.2
575,000		Anheuser-Busch InBev Worldwide, Inc., 5.375%, due 01/15/20	624,185
4,815,000	#	Erac USA Finance Co., 7.000%, due 10/15/37	5,201,192	0.1
12,725,000		Kraft Foods, Inc., 6.125%–6.500%, due 02/01/18–02/09/40	14,412,788	0.4
10,000,000	#	Woolworths Ltd., 2.550%, due 09/22/15	9,887,480	0.3
		Other Securities	35,946,172	0.9
			72,480,367	1.9

		Energy: 1.3%
8,000,000		Williams Partners L.P., 3.800%, due 02/15/15	8,275,072	0.2
		Other Securities	43,858,621	1.1
			52,133,693	1.3

		Financials: 10.5%
8,455,000	#	Abbey National Treasury Services PLC/London, 3.875%, due 11/10/14	8,385,787	0.2
8,425,000		American Express Co., 7.000%, due 03/19/18	9,827,400	0.2
18,630,000		Bank of America Corp., 5.650%–6.500%, due 08/01/16–05/01/18	19,929,630	0.5
7,050,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd., 1.600%, due 09/11/13	7,027,849	0.2
3,750,000	#	BG Energy Capital PLC, 4.000%, due 12/09/20	3,690,128	0.1
35,465,000		Citigroup, Inc., 2.125%–8.125%, due 04/30/12–07/15/39	37,074,436	0.9
21,450,000	L	European Investment Bank, 1.750%–2.375%, due 09/14/12–03/14/14	21,949,409	0.6
24,500,000		General Electric Capital Corp., 5.250%–6.750%, due 10/19/12–01/14/38	26,691,927	0.7

CORPORATE BONDS/NOTES: (continued)
		Financials: (continued)
$ 19,195,000		Goldman Sachs Group, Inc., 3.250%, due 06/15/12	$19,933,297	1.3
27,790,000		Goldman Sachs Group, Inc., 4.750%–6.750%, due 07/15/13–10/01/37	29,823,506
2,300,000	#	Harley-Davidson Funding Corp., 6.800%, due 06/15/18	2,426,275	0.1
5,017,000	#	HSBC Finance Corp., 6.676%, due 01/15/21	5,077,776	0.1
8,225,000	#, L	Hyundai Capital America, 3.750%, due 04/06/16	8,087,511	0.2
25,795,000		JPMorgan Chase & Co., 2.125%–5.500%, due 10/01/12–10/15/40	27,161,744	0.7
17,585,000		Kreditanstalt fuer Wiederaufbau, 2.000%, due 01/17/12	17,845,715	0.5
10,075,000		Merrill Lynch & Co., Inc., 5.450%–6.220%, due 02/05/13–09/15/26	9,937,428	0.2
6,995,000		Metlife, Inc., 6.750%, due 06/01/16	8,123,287	0.2
21,150,000		Morgan Stanley, 5.375%–6.625%, due 10/15/15–04/01/18	22,639,611	0.6
7,095,000		PNC Funding Corp., 3.625%, due 02/08/15	7,342,857	0.2
7,695,000		Prudential Financial, Inc., 3.875%–6.200%, due 01/14/15–11/15/40	8,056,011	0.2
7,100,000		Simon Property Group LP, 5.250%, due 12/01/16	7,669,328	0.2
11,275,000	#	WEA Finance, LLC / WT Finance Aust Pty Ltd., 7.500%, due 06/02/14	12,806,416	0.3
21,860,000	L	Wells Fargo & Co., 3.625%–4.375%, due 01/31/13–04/15/15	22,835,643	0.6
		Other Securities	66,570,257	1.7
			410,913,228	10.5

		Health Care: 1.0%
10,550,000		CareFusion Corp., 4.125%, due 08/01/12	10,995,949	0.3
		Other Securities	29,585,475	0.7
			40,581,424	1.0

		Industrials: 1.5%
7,253,913		Continental Airlines, Inc., 7.250%, due 11/10/19	8,088,113	0.2
		Other Securities	48,770,710	1.3
			56,858,823	1.5

		Information Technology: 0.5%
10,820,000		Xerox Corp., 5.500%–6.750%, due 05/15/12–12/15/39	11,433,760	0.3

See Accompanying Notes to Financial Statements

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: (continued)
		Information Technology: (continued)
		Other Securities	$10,081,384	0.2
			21,515,144	0.5

		Materials: 1.1%
$ 11,115,000		ArcelorMittal, 5.250%–6.125%, due 06/01/18–08/05/20	11,563,298	0.3
7,355,000		Dow Chemical Co., 8.550%, due 05/15/19	9,232,070	0.2
7,190,000		Rio Tinto Finance USA Ltd., 6.500%, due 07/15/18	8,395,173	0.2
		Other Securities	14,766,309	0.4
			43,956,850	1.1

		Telecommunication Services: 1.8%
14,070,000		AT&T, Inc., 2.500%–6.500%, due 08/15/15–09/01/37	14,548,205	0.4
7,095,000		Deutsche Telekom International Finance BV, 5.750%, due 03/23/16	7,955,347	0.2
6,775,000		France Telecom S.A., 4.375%, due 07/08/14	7,244,806	0.2
12,665,000		Verizon Communications, Inc., 6.350%–7.750%, due 04/01/19–12/01/30	14,899,903	0.4
		Other Securities	24,514,439	0.6
			69,162,700	1.8

		Utilities: 1.6%
5,005,000	#	Kentucky Utilities Co., 5.125%, due 11/01/40	4,928,659	0.2
8,485,000		Public Service Co. of Colorado, 3.200%, due 11/15/20	8,017,027	0.2
12,575,000		Southern Co., 2.375%, due 09/15/15	12,392,424	0.3
		Other Securities	36,159,247	0.9
			61,497,357	1.6
		Total Corporate Bonds/Notes (Cost $887,908,422)	916,003,314	23.4

U.S. GOVERNMENT AGENCY OBLIGATIONS: 39.0%
		Federal Home Loan Bank: 0.1%
		Other Securities	5,894,024	0.1

		Federal Home Loan Mortgage Corporation##: 10.9%
34,085,000		0.625%, due 12/28/12	34,039,667
25,660,000		1.625%, due 04/15/13	26,124,420
32,040,000	W	4.000%, due 08/15/40	31,814,727
36,245,000	W	4.500%, due 02/15/40	37,151,125
48,072,991		4.500%, due 04/01/23–08/01/40	49,325,142
24,260,000	W	5.000%, due 01/15/39	25,446,460
54,216,120		5.000%, due 03/01/34–08/01/40	57,128,070
64,522,889		5.500%, due 09/01/34–05/01/40	69,045,143

U.S. GOVERNMENT AGENCY OBLIGATIONS: (continued)
		Federal Home Loan Mortgage Corporation##: (continued)
$32,518,815		6.000%, due 04/01/28–05/01/40	$35,281,810
55,264,604	W, L	1.400%–6.750%, due 07/26/13–01/15/39	59,644,596
			425,001,160	10.9

		Federal National Mortgage Association##: 24.3%
24,935,000		1.000%, due 09/23/13	24,913,955
32,205,000		2.750%, due 03/13/14	33,686,849
81,265,000	W	4.000%, due 01/25/24–08/25/40	81,599,588
28,051,182		4.000%, due 07/01/13–12/01/25	28,965,739
59,330,000	W	4.500%, due 01/25/24–01/25/39	60,965,332
130,561,882		4.500%, due 01/01/14–10/01/40	135,092,070
53,350,000	W	5.000%, due 01/25/24–01/13/40	56,115,859
124,890,998		5.000%, due 02/01/14–07/01/40	131,985,389
18,480,000		5.375%, due 06/12/17	21,306,941
56,800,000	W	5.500%, due 01/25/24–01/25/39	60,993,944
98,763,705		5.500%, due 04/01/11–07/01/40	106,020,004
64,454,317		6.000%, due 06/01/11–11/01/39	70,203,309
27,219,931		6.500%, due 04/01/30–09/01/39	30,297,536
104,740,000	W, L	0.375%–7.125%, due 12/28/12–01/15/33	108,884,176
			951,030,691	24.3

		Government National Mortgage Association: 3.7%
18,245,000	W	4.000%, due 01/15/40	18,373,281
45,610,000		4.500%, due 01/20/40	47,363,157
23,418,153		5.000%, due 10/15/37–05/15/40	24,917,186
25,077,608		5.500%, due 09/15/33–11/20/39	26,965,914
24,102,811	W	5.500%–7.000%, due 10/15/36–01/15/39	26,372,573
			143,992,111	3.7

		Other U.S. Agency Obligations: 0.0%
		Other Securities	97,619	0.0

		Total U.S. Government Agency Obligations
		(Cost $1,510,665,237)	1,526,015,605	39.0

U.S. TREASURY OBLIGATIONS: 32.6%
		U.S. Treasury Notes: 32.6%
89,000,000		0.500%, due 10/15/13	88,019,665
63,145,000		1.125%, due 01/15/12	63,660,516
276,460,000		1.375%, due 05/15/12–03/15/13	280,424,689
112,875,000		1.875%, due 04/30/14	115,458,822
220,455,000		2.375%, due 08/31/14–07/31/17	225,360,189

See Accompanying Notes to Financial Statements

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

U.S. TREASURY OBLIGATIONS: (continued)
		U.S. Treasury Notes: (continued)
$40,720,000		2.500%, due 03/31/15	$42,154,810
25,290,000		2.625%, due 02/29/16–11/15/20	25,338,484
50,745,000		2.750%, due 02/15/19	50,098,813
59,200,000		3.125%, due 04/30/17–05/15/19	60,854,646
40,930,000		3.375%, due 11/15/19	41,790,185
115,035,000		3.500%, due 02/15/18–02/15/39	104,989,815
39,370,000		3.750%, due 11/15/18	41,882,908
29,745,000		4.375%, due 02/15/38	30,065,681
23,315,000		6.500%, due 11/15/26	30,269,422
63,105,000	L	1.000%–8.875%, due 07/15/13–05/15/39	71,659,652

		Total U.S. Treasury Obligations
		(Cost $1,273,657,308)	1,272,028,297	32.6

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.0%
14,360,000		Banc of America Commercial Mortgage, Inc., 5.414%–5.889%, due 07/10/44–06/10/49	15,299,461	0.4
12,000,000		Bear Stearns Commercial Mortgage Securities, 5.331%, due 02/11/44	12,341,011	0.3
7,700,000		Citigroup Commercial Mortgage Trust, 5.698%, due 12/10/49	8,243,202	0.2
2,725,055		Continental Airlines, Inc., 5.983%, due 04/19/22	2,874,933	0.1
26,662,829		JPMorgan Chase Commercial Mortgage Securities Corp., 4.871%–6.125%, due 01/12/38–02/15/51	28,213,220	0.7
8,874,000		Wachovia Bank Commercial Mortgage Trust, 5.313%–5.509%, due 01/15/45–11/15/48	9,261,566	0.3
		Other Securities	39,510,912	1.0

		Total Collateralized Mortgage Obligations
		(Cost $95,467,244)	115,744,305	3.0

MUNICIPAL BONDS: 0.2%
		California: 0.1%
		Other Securities	2,710,789	0.1

		Illinois: 0.1%
		Other Securities	4,422,528	0.1

		Total Municipal Bonds
		(Cost $7,166,891)	7,133,317	0.2

OTHER BONDS: 0.2%
		Foreign Government Bonds: 0.2%
7,650,000		Mexico Government International Bond, 6.375%, due 01/16/13	8,395,875	0.2

OTHER BONDS: (continued)
		Foreign Government Bonds: (continued)
		Total Other Bonds
		(Cost $8,045,918)	$8,395,875	0.2
		Total Long-Term Investments
		(Cost $3,782,911,020)	3,845,320,713	98.4

Shares		Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 21.4%
	Mutual Funds: 6.1%
236,703,455	Blackrock Liquidity Funds TempFund Portfolio — Class I	236,703,455	6.1
	Total Mutual Funds
	(Cost $236,703,455)	236,703,455	6.1

Principal Amount			Value	Percent of Net Assets
		U.S. Government Agency Obligations: 3.2%
50,000,000	Z	Federal Home Loan Mortgage Corporation, 0.120%, due 05/10/11	49,978,850	3.2
75,000,000	Z	Federal Home Loan Mortgage Corporation, 0.120%, due 05/26/11	74,964,225
		Total U.S. Government Agency Obligations
		(Cost $124,911,583)	124,943,075	3.2

		U.S. Treasury Bills: 9.0%
45,000,000		0.120%, due 04/21/11	44,983,125
68,000,000		0.130%, due 05/12/11	67,967,088
40,000,000		0.140%, due 06/02/11	39,975,840
50,000,000		0.170%, due 06/30/11	49,956,750
75,000,000		0.180%, due 07/28/11	74,919,750
75,000,000	L	0.180%, due 08/25/11	74,909,851
		Total U.S. Treasury Bills
		(Cost $352,676,215)	352,712,404	9.0

Shares		Value	Percent of Net Assets
	Securities Lending Collateralcc: 3.1%
121,022,135	BNY Mellon Overnight Government Fund(1)	121,022,135	3.1
	Total Securities Lending Collateral
	(Cost $121,022,135)	121,022,135	3.1
	Total Short-Term Investments
	(Cost $835,313,388)	835,381,069	21.4
	Total Investments in Securities
	(Cost $4,618,224,408)*	$4,680,701,782	119.8
	Other Assets and Liabilities — Net	(772,600,905)	(19.8)
	Net Assets	$3,908,100,877	100.0

See Accompanying Notes to Financial Statements

ING U.S. BOND INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

#	Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

##	On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W	Settlement is on a when-issued or delayed-delivery basis.

L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

*	Cost for federal income tax purposes is $4,620,372,491.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$81,728,234
Gross Unrealized Depreciation	(21,398,943)
Net Unrealized Appreciation	$60,329,291

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Corporate Bonds/Notes	$—	$916,003,314	$—	$916,003,314
U.S. Government Agency Obligations	—	1,526,015,605	—	1,526,015,605
U.S. Treasury Obligations	—	1,272,028,297	—	1,272,028,297
Collateralized Mortgage Obligations	—	115,744,305	—	115,744,305
Municipal Bonds	—	7,133,317	—	7,133,317
Other Bonds	—	8,395,875	—	8,395,875
Short-Term Investments	357,725,590	477,655,479	—	835,381,069
Total Investments, at value	$357,725,590	$4,322,976,192	$—	$4,680,701,782

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING EURO STOXX 50® INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 98.0%
		Consumer Discretionary: 7.6%
135,265		Bayerische Motoren Werke AG	$10,657,128	1.2
375,087	@	DaimlerChrysler AG	25,380,226	2.9
105,331		LVMH Moet Hennessy Louis Vuitton S.A.	17,348,509	2.0
505,559		Vivendi	13,661,042	1.5
			67,046,905	7.6

		Consumer Staples: 8.4%
304,107		Anheuser-Busch InBev NV	17,376,425	2.0
249,160		Carrefour S.A.	10,273,504	1.2
250,514		Groupe Danone	15,751,603	1.8
97,466		L’Oreal S.A.	10,837,417	1.2
634,913		Unilever NV	19,807,759	2.2
			74,046,708	8.4

		Energy: 9.0%
996,351		ENI S.p.A.	21,837,437	2.5
323,464		Repsol YPF S.A.	9,058,162	1.0
907,927		Total S.A.	48,358,488	5.5
			79,254,087	9.0

		Financials: 25.9%
190,338		Allianz AG	22,615,143	2.6
546,278		Assicurazioni Generali S.p.A.	10,400,937	1.2
758,561		AXA S.A.	12,626,581	1.4
1,838,897	L	Banco Bilbao Vizcaya Argentaria S.A.	18,740,713	2.1
3,398,841		Banco Santander Central Hispano S.A.	36,217,457	4.1
408,183		BNP Paribas	25,995,791	3.0
434,545		Credit Agricole S.A.	5,525,557	0.6
391,854		Deutsche Bank AG	20,492,393	2.3
82,052		Deutsche Boerse AG	5,669,061	0.7
1,578,979	@, **	ING Groep NV	15,404,117	1.8
4,366,120		Intesa Sanpaolo S.p.A.	11,869,909	1.4
71,196		Muenchener Rueckversicherungs AG	10,782,971	1.2
302,483		Societe Generale	16,275,653	1.9
6,945,807		UniCredito Italiano S.p.A.	14,399,817	1.6
			227,016,100	25.9

		Health Care: 6.3%
347,957		Bayer AG	25,793,132	2.9
457,537		Sanofi-Aventis	29,333,061	3.4
			55,126,193	6.3

		Industrials: 11.2%
84,177		Alstom	4,034,704	0.5
177,291		Cie de Saint-Gobain	9,131,473	1.0
403,177		Koninklijke Philips Electronics NV	12,360,332	1.4
110,434		Schneider Electric S.A.	16,558,038	1.9
363,206		Siemens AG	44,992,013	5.1

COMMON STOCK: (continued)
		Industrials: (continued)
213,153		Vinci S.A.	$11,599,299	1.3
			98,675,859	11.2

		Information Technology: 4.1%
1,531,183		Nokia OYJ	15,861,252	1.8
388,941		SAP AG	19,837,027	2.3
			35,698,279	4.1

		Materials: 7.5%
115,045		Air Liquide	14,566,358	1.7
355,588	@	ArcelorMittal	13,532,506	1.6
22,103		ArcelorMittal	841,167
386,741		BASF AG	30,863,086	3.5
293,491		CRH PLC	6,094,092	0.7
			65,897,209	7.5

		Telecommunication Services: 8.6%
1,253,568		Deutsche Telekom AG	16,160,010	1.9
780,360		France Telecom S.A.	16,329,703	1.9
4,242,719		Telecom Italia S.p.A.	5,504,740	0.6
1,627,207		Telefonica S.A.	37,149,204	4.2
			75,143,657	8.6

		Utilities: 9.4%
841,963		E.ON AG	25,712,578	2.9
2,605,654		Enel S.p.A.	13,057,059	1.5
544,975		Gaz de France	19,572,872	2.2
1,638,904		Iberdrola S.A.	12,707,427	1.5
173,986		RWE AG	11,620,499	1.3
			82,670,435	9.4

		Total Common Stock
		(Cost $874,190,988)	860,575,432	98.0

REAL ESTATE INVESTMENT TRUSTS: 0.8%
		Financials: 0.8%
37,305	@	Unibail	7,386,322	0.8

		Total Real Estate Investment Trusts
		(Cost $6,243,610)	7,386,322	0.8

		Total Long-Term Investments
		(Cost $880,434,598)	867,961,754	98.8

SHORT-TERM INVESTMENTS: 1.4%
		Securities Lending Collateralcc: 1.4%
12,736,572		BNY Mellon Overnight Government Fund(1)	12,736,572	1.4
		Total Short-Term Investments
		(Cost $12,736,572)	12,736,572	1.4

		Total Investments in Securities
		(Cost $893,171,170)*	$880,698,326	100.2
		Other Assets and Liabilities — Net	(2,083,087)	(0.2)
		Net Assets	$878,615,239	100.0

See Accompanying Notes to Financial Statements

ING EURO STOXX 50® INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

**	Investment in affiliate

*	Cost for federal income tax purposes is $903,763,580.

Net unrealized depreciation consists of:
Gross Unrealized Appreciation	$66,382,927
Gross Unrealized Depreciation	(89,448,181)
Net Unrealized Depreciation	$(23,065,254)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock*	$—	$860,575,432	$—	$860,575,432
Real Estate Investment Trusts	—	7,386,322	—	7,386,322
Short-Term Investments	12,736,572	—	—	12,736,572
Total Investments, at value	$12,736,572	$867,961,754	$—	$880,698,326
Other Financial Instruments+:
Forward foreign currency contracts	—	510,989	—	510,989
Total Assets	$12,736,572	$868,472,743	$—	$881,209,315
Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(457,356)	$—	$(457,356)
Futures	(178,982)	—	—	(178,982)
Total Liabilities	$(178,982)	$(457,356)	$—	$(636,338)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

*	For further breakdown of Common Stock by Industry type, please refer to the Portfolio of Investments.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

ING Euro STOXX 50® Index Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Depreciation
Long Contracts
Euro STOXX 50®	317	03/18/11	$11,835,661	$(178,982)
			$11,835,661	$(178,982)

See Accompanying Notes to Financial Statements

ING EURO STOXX 50® INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

At December 31, 2010 the following forward foreign currency contracts were outstanding for the ING Euro STOXX 50® Index Portfolio:

Counterparty	Currency		Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
BEST Direct Securities, LLC	EU Euro
	EUR	15,000,000	BUY	1/28/11	$19,556,039	$20,043,633	$487,594
JPMorgan Chase & Co.	EU Euro
	EUR	3,400,000	BUY	1/28/11	4,683,153	4,543,223	(139,930)
The Bank of New York Mellon Corporation	EU Euro
	EUR	4,000,000	BUY	1/28/11	5,604,000	5,344,969	(259,031)
							$88,633
Brown Brothers Harriman & Co.	EU Euro
	EUR	3,000,000	SELL	1/28/11	$4,014,246	$4,008,727	$5,519
JPMorgan Chase & Co.	EU Euro
	EUR	1,400,000	SELL	1/28/11	1,888,615	1,870,739	17,876
The Bank of New York Mellon Corporation	EU Euro
	EUR	7,000,000	SELL	1/28/11	9,295,300	9,353,695	(58,395)
							$(35,000)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$510,989
Total Asset Derivatives		$510,989
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$457,356
Equity contracts	Net Assets — Unrealized depreciation*	178,982
Total Liability Derivatives		$636,338

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$816,483	$816,483
Foreign exchange contracts	1,165,213	—	1,165,213
Total	$1,165,213	$816,483	$1,981,696

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$(567,920)	$(567,920)
Foreign exchange contracts	53,633	—	53,633
Total	$53,633	$(567,920)	$(514,287)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING FTSE 100 INDEX® PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 97.6%
		Consumer Discretionary: 5.4%
361,442	L	British Sky Broadcasting PLC	$4,147,510	0.6
58,437		Carnival PLC	2,718,042	0.4
516,737		Compass Group PLC	4,689,858	0.7
644,002		Kingfisher PLC	2,653,103	0.4
436,183		Marks & Spencer Group PLC	2,515,244	0.4
221,191		Pearson PLC	3,485,772	0.5
333,327		Reed Elsevier PLC	2,815,608	0.4
346,009		WPP PLC	4,277,559	0.7
		Other Securities	8,652,099	1.3
			35,954,795	5.4

		Consumer Staples: 14.7%
548,923		British American Tobacco PLC	21,114,854	3.2
692,489		Diageo PLC	12,830,435	1.9
279,526		Imperial Tobacco Group PLC	8,592,516	1.3
507,889		J Sainsbury PLC	2,983,776	0.4
199,290		Reckitt Benckiser PLC	10,963,880	1.6
323,631		SABMiller PLC	11,401,220	1.7
2,186,335		Tesco PLC	14,497,624	2.2
359,604		Unilever PLC	11,045,638	1.6
730,397		WM Morrison Supermarkets PLC	3,051,631	0.5
		Other Securities	2,010,007	0.3
			98,491,581	14.7

		Energy: 18.8%
926,324		BG Group PLC	18,790,674	2.8
5,180,547		BP PLC	38,185,461	5.7
384,207	@	Cairn Energy PLC	2,522,364	0.4
975,308		Royal Dutch Shell PLC — Class A	32,563,957	8.6
746,962		Royal Dutch Shell PLC — Class B	24,735,297
243,251		Tullow Oil PLC	4,803,595	0.7
		Other Securities	4,383,215	0.6
			125,984,563	18.8

		Financials: 19.0%
771,306		Aviva PLC	4,741,100	0.7
3,342,045		Barclays PLC	13,812,275	2.1
4,841,177		HSBC Holdings PLC	49,477,372	7.4
11,042,463	@	Lloyds TSB Group PLC	11,399,131	1.7
1,492,011		Old Mutual PLC	2,873,173	0.4
693,864		Prudential PLC	7,248,927	1.1
4,781,246	@	Royal Bank of Scotland Group PLC	2,936,240	0.4
641,248		Standard Chartered PLC	17,310,865	2.6
		Other Securities	17,376,863	2.6
			127,175,946	19.0

COMMON STOCK: (continued)
		Health Care: 7.8%
388,526		AstraZeneca PLC	$17,706,827	2.6
1,440,790		GlaxoSmithKline PLC	27,940,966	4.2
153,785		Shire PLC	3,708,078	0.6
244,057		Smith & Nephew PLC	2,576,960	0.4
			51,932,831	7.8

		Industrials: 4.8%
936,853		BAE Systems PLC	4,825,526	0.7
280,519		Experian Group Ltd.	3,493,914	0.5
509,147	@	Rolls-Royce Group PLC	4,960,736	0.8
32,585,408	@	Rolls-Royce Group PLC — C Shares	50,804
77,617	@	Wolseley PLC	2,484,683	0.4
		Other Securities	16,087,087	2.4
			31,902,750	4.8

		Information Technology: 0.8%
360,120		ARM Holdings PLC	2,457,894	0.4
		Other Securities	3,089,389	0.4
			5,547,283	0.8

		Materials: 15.5%
364,554		Anglo American PLC	19,070,747	2.8
108,420		Antofagasta PLC	2,743,353	0.4
606,789		BHP Billiton PLC	24,412,138	3.6
419,905		Rio Tinto PLC	29,931,395	4.5
609,847		Xstrata PLC	14,451,026	2.2
		Other Securities	13,429,877	2.0
			104,038,536	15.5

		Telecommunication Services: 6.8%
2,126,096		BT Group PLC	6,038,544	0.9
14,469,722		Vodafone Group PLC	37,985,031	5.7
		Other Securities	1,320,537	0.2
			45,344,112	6.8

		Utilities: 4.0%
1,416,486		Centrica PLC	7,339,233	1.1
417,553		International Power PLC	2,859,565	0.4
951,879		National Grid PLC	8,227,314	1.3
253,055		Scottish & Southern Energy PLC	4,833,905	0.7
		Other Securities	3,214,173	0.5
			26,474,190	4.0

		Total Common Stock
		(Cost $558,992,659)	652,846,587	97.6

REAL ESTATE INVESTMENT TRUSTS: 1.0%
		Financials: 1.0%
		Other Securities	6,581,693	1.0

		Total Real Estate Investment Trusts
		(Cost $5,927,637)	6,581,693	1.0

See Accompanying Notes to Financial Statements

ING FTSE 100 INDEX® PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares		Value	Percent of Net Assets

MUTUAL FUNDS: 0.1%
	Closed-End Funds: 0.1%
	Other Securities	$1,055,533	0.1

	Total Mutual Funds
	(Cost $878,357)	1,055,533	0.1

	Total Long-Term Investments
	(Cost $565,798,653)	660,483,813	98.7

SHORT-TERM INVESTMENTS: 0.5%
	Securities Lending Collateralcc: 0.5%
3,137,068	BNY Mellon Overnight Government Fund(1)	3,137,068	0.5

	Total Short-Term Investments
	(Cost $3,137,068)	3,137,068	0.5

	Total Investments in Securities
	(Cost $568,935,721)*	$663,620,881	99.2
	Other Assets and Liabilities — Net	5,303,882	0.8
	Net Assets	$668,924,763	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

*	Cost for federal income tax purposes is $570,681,939.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$107,258,390
Gross Unrealized Depreciation	(14,319,448)
Net Unrealized Appreciation	$92,938,942

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$4,147,510	$31,807,285	$—	$35,954,795
Consumer Staples	—	98,491,581	—	98,491,581
Energy	—	125,984,563	—	125,984,563
Financials	—	127,175,946	—	127,175,946
Health Care	—	51,932,831	—	51,932,831
Industrials	—	31,902,750	—	31,902,750
Information Technology	—	5,547,283	—	5,547,283
Materials	—	104,038,536	—	104,038,536
Telecommunication Services	—	45,344,112	—	45,344,112
Utilities	—	26,474,190	—	26,474,190
Total Common Stock	4,147,510	648,699,077	—	652,846,587
Real Estate Investment Trusts	—	6,581,693	—	6,581,693
Mutual Funds	1,055,533	—	—	1,055,533
Short-Term Investments	3,137,068	—	—	3,137,068
Total Investments, at value	$8,340,111	$655,280,770	$—	$663,620,881
Other Financial Instruments+:
Forward foreign currency contracts	—	73,990	—	73,990
Futures	114,035	—	—	114,035
Total Assets	$8,454,146	$655,354,760	$-	$663,808,906
Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(533,959)	$—	$(533,959)
Total Liabilities	$—	$(533,959)	$—	$(533,959)

See Accompanying Notes to Financial Statements

ING FTSE 100 INDEX® PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

ING FTSE 100 Index® Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation
Long Contracts
FTSE 100 Index	118	03/18/11	$10,841,503	$114,035
			$10,841,503	$114,035

At December 31, 2010 the following forward foreign currency contracts were outstanding for the ING FTSE 100 Index® Portfolio:

Counterparty	Currency		Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
JPMorgan Chase & Co.	British Pound
	GBP	4,000,000	BUY	1/28/11	$6,311,452	$6,234,997	$(76,455)
JPMorgan Chase & Co.	British Pound
	GBP	5,000,000	BUY	1/28/11	7,783,410	7,793,746	10,336
The Bank of New York Mellon Corporation	British Pound
	GBP	5,000,000	BUY	1/28/11	7,989,310	7,793,746	(195,564)
The Bank of New York Mellon Corporation	British Pound
	GBP	6,000,000	BUY	1/28/11	9,342,600	9,352,496	9,896
							$(251,787)
JPMorgan Chase & Co.	British Pound
	GBP	1,000,000	SELL	1/28/11	$1,612,507	$1,558,749	$53,758
The Bank of New York Mellon Corporation	British Pound
	GBP	13,000,000	SELL	1/28/11	20,001,800	20,263,740	(261,940)
							$(208,182)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$73,990
Equity contracts	Net Assets — Unrealized Appreciation*	114,035
Total Asset Derivatives		$188,025
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$533,959
Total Liability Derivatives		$533,959

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING FTSE 100 INDEX® PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$3,943,536	$3,943,536
Foreign exchange contracts	767,184	—	767,184
Total	$767,184	$3,943,536	$4,710,720

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$(162,541)	$(162,541)
Foreign exchange contracts	(459,969)	—	(459,969)
Total	$(459,969)	$(162,541)	$(622,510)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING HANG SENG INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 96.0%
		China: 34.2%
1,089,728	@	Aluminum Corp. of China Ltd.	$993,166	0.4
17,320,746		Bank of China Ltd.	9,131,096	4.1
1,831,047		Bank of Communications Co., Ltd.	1,842,697	0.8
1,134,000		China Coal Energy Co. — Class H	1,768,834	0.8
16,599,107		China Construction Bank	14,870,261	6.7
2,054,911		China Life Insurance Co., Ltd.	8,366,804	3.7
4,634,337		China Petroleum & Chemical Corp.	4,434,080	2.0
938,841		China Shenhua Energy Co., Ltd.	3,934,624	1.8
592,261	@	Foxconn International Holdings Ltd.	413,421	0.2
15,581,340		Industrial and Commercial Bank of China Ltd.	11,599,547	5.2
5,826,604		PetroChina Co., Ltd.	7,652,786	3.4
473,716		Ping An Insurance Group Co. of China Ltd.	5,287,460	2.4
277,675		Tencent Holdings Ltd.	6,028,170	2.7
			76,322,946	34.2

		Hong Kong: 47.3%
451,184		Bank of East Asia Ltd.	1,888,007	0.8
1,281,000		Belle International Holdings	2,163,751	1.0
1,022,129		BOC Hong Kong Holdings Ltd.	3,475,775	1.6
325,818		Cathay Pacific Airways Ltd.	898,774	0.4
383,739		Cheung Kong Holdings Ltd.	5,913,985	2.7
302,285		China Merchants Holdings International Co., Ltd.	1,193,248	0.5
1,662,601		China Mobile Ltd.	16,484,457	7.4
1,128,991		China Overseas Land & Investment Ltd.	2,087,243	0.9
331,286		China Resources Enterprise	1,356,621	0.6
556,000		China Resources Land Ltd.	1,015,418	0.5
519,654		China Resources Power Holdings Co.	940,563	0.4
1,301,110		China Unicom Ltd.	1,858,861	0.8
352,811		Citic Pacific Ltd.	916,288	0.4
498,431		CLP Holdings Ltd.	4,047,128	1.8
4,934,714		CNOOC Ltd.	11,746,236	5.3
448,697		Cosco Pacific Ltd.	780,901	0.3
337,979		Esprit Holdings Ltd.	1,607,733	0.7
575,706		Hang Lung Properties Ltd.	2,690,863	1.2
211,243		Hang Seng Bank Ltd.	3,470,793	1.6
299,024		Henderson Land Development Co., Ltd.	2,036,839	0.9
1,190,144		Hong Kong & China Gas	2,804,357	1.3

COMMON STOCK: (continued)
		Hong Kong: (continued)
282,841		Hong Kong Exchanges and Clearing Ltd.	$6,412,761	2.9
383,322		HongKong Electric Holdings	2,416,475	1.1
588,464		Hutchison Whampoa Ltd.	6,053,704	2.7
685,514		Li & Fung Ltd.	3,977,371	1.8
398,143		MTR Corp.	1,448,854	0.6
649,176		New World Development Ltd.	1,217,983	0.5
676,241		Sino Land Co.	1,263,575	0.6
425,555		Sun Hung Kai Properties Ltd.	7,060,640	3.2
200,091		Swire Pacific Ltd.	3,287,502	1.5
380,637		Wharf Holdings Ltd.	2,926,506	1.3
			105,443,212	47.3

		United Kingdom: 14.5%
3,159,179		HSBC Holdings PLC	32,259,869	14.5

		Total Common Stock
		(Cost $196,078,372)	214,026,027	96.0

SHORT-TERM INVESTMENTS: 2.8%
		Mutual Funds: 2.8%
6,261,000		Blackrock Liquidity Funds TempFund Portfolio — Class I	6,261,000	2.8

		Total Short-Term Investments
		(Cost $6,261,000)	6,261,000	2.8

		Total Investments in Securities
		(Cost $202,339,372)*	$220,287,027	98.8
		Other Assets and Liabilities — Net	2,689,564	1.2
		Net Assets	$222,976,591	100.0

@	Non-income producing security

*	Cost for federal income tax purposes is $204,982,729.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$18,662,444
Gross Unrealized Depreciation	(3,358,146)
Net Unrealized Appreciation	$15,304,298

Industry	Percentage of Net Assets
Consumer Discretionary	3.5%
Consumer Staples	0.6
Energy	13.2
Financials	57.5
Industrials	5.1
Information Technology	2.9
Materials	0.4
Telecommunication Services	8.2
Utilities	4.6
Short-Term Investments	2.8
Other Assets and Liabilities — Net	1.2
Net Assets	100.0%

See Accompanying Notes to Financial Statements

ING HANG SENG INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock
China	$—	$76,322,946	$—	$76,322,946
Hong Kong	2,416,475	103,026,737	—	105,443,212
United Kingdom	—	32,259,869	—	32,259,869
Total Common Stock	2,416,475	211,609,552	—	214,026,027
Short-Term Investments	6,261,000	—	—	6,261,000
Total Investments, at value	$8,677,475	$211,609,552	$—	$220,287,027
Other Financial Instruments+:
Futures	50,197	—	—	50,197
Total Assets	$8,727,672	$211,609,552	$—	$220,337,224

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options.

Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

ING Hang Seng Index Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation
Long Contracts
Hang Seng Index	59	01/28/11	$8,736,749	$50,197
			$8,736,749	$50,197

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Equity contracts	Net Assets — Unrealized appreciation*	$50,197
Total Asset Derivatives		$50,197

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

See Accompanying Notes to Financial Statements

ING HANG SENG INDEX PORTFOLIO	PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$134,861
Total	$134,861

Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Futures
Equity contracts	$(810,454)
Total	$(810,454)

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 95.4%
		Australia: 8.0%
85,261		Australia & New Zealand Banking Group Ltd.	$2,036,466	0.5
110,459		BHP Billiton Ltd.	5,136,458	1.4
50,054		Commonwealth Bank of Australia	2,600,828	0.7
68,978		National Australia Bank Ltd.	1,673,511	0.5
99,107		Westpac Banking Corp.	2,251,501	0.6
		Other Securities	15,608,948	4.3
			29,307,712	8.0

		Austria: 0.3%
		Other Securities	1,228,918	0.3

		Belgium: 0.9%
		Other Securities	3,250,216	0.9

		Bermuda: 0.1%
		Other Securities	311,897	0.1

		China: 0.0%
		Other Securities	70,832	0.0

		Cyprus: 0.0%
		Other Securities	95,270	0.0

		Denmark: 1.0%
13,582		Novo-Nordisk A/S	1,530,210	0.4
		Other Securities	2,103,351	0.6
			3,633,561	1.0

		Finland: 1.1%
		Other Securities	3,920,976	1.1

		France: 8.5%
30,458		BNP Paribas	1,939,767	0.5
40,915		Gaz de France	1,469,469	0.4
34,423		Sanofi-Aventis	2,206,886	0.6
68,332		Total S.A.	3,639,535	1.0
		Other Securities	21,846,831	6.0
			31,102,488	8.5

		Germany: 7.5%
14,787		Allianz AG	1,756,928	0.5
29,617		BASF AG	2,363,525	0.6
26,663		Bayer AG	1,976,458	0.5
29,528	@	DaimlerChrysler AG	1,998,009	0.6
30,506		Deutsche Bank AG	1,595,341	0.4
60,568		E.ON AG	1,849,677	0.5
26,835		Siemens AG	3,324,176	0.9
		Other Securities	12,737,553	3.5
			27,601,667	7.5

		Greece: 0.2%
		Other Securities	748,775	0.2

COMMON STOCK: (continued)
		Guernsey: 0.0%
		Other Securities	$152,542	0.0

		Hong Kong: 2.6%
		Other Securities	9,567,621	2.6

		Ireland: 0.2%
		Other Securities	860,495	0.2

		Israel: 0.8%
31,794		Teva Pharmaceutical Industries Ltd.	1,654,827	0.5
		Other Securities	1,132,709	0.3
			2,787,536	0.8

		Italy: 2.5%
84,115		ENI S.p.A.	1,843,583	0.5
		Other Securities	7,128,294	2.0
			8,971,877	2.5

		Japan: 21.2%
36,800	L	Canon, Inc.	1,890,242	0.5
52,800		Honda Motor Co., Ltd.	2,083,952	0.6
423,021		Mitsubishi UFJ Financial Group, Inc.	2,280,980	0.6
44,700		Sumitomo Mitsui Financial Group, Inc.	1,582,699	0.4
91,489		Toyota Motor Corp.	3,601,780	1.0
		Other Securities	66,405,153	18.1
			77,844,806	21.2

		Kazakhstan: 0.0%
		Other Securities	134,564	0.0

		Luxembourg: 0.5%
		Other Securities	1,635,447	0.5

		Macau: 0.1%
		Other Securities	324,287	0.1

		Malaysia: 0.1%
		Other Securities	356,854	0.1

		Mauritius: 0.0%
		Other Securities	101,902	0.0

		Mexico: 0.0%
		Other Securities	168,413	0.0

		Netherlands: 4.5%
125,959	@, **	ING Groep NV	1,228,824	0.4
119,912		Royal Dutch Shell PLC — Class A	4,003,668	1.9
92,545		Royal Dutch Shell PLC — Class B	3,064,584
57,258		Unilever NV	1,786,312	0.5
		Other Securities	6,324,522	1.7
			16,407,910	4.5

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares			Value	Percent of Net Assets

COMMON STOCK: (continued)
		New Zealand: 0.1%
		Other Securities	$251,943	0.1

		Norway: 0.7%
		Other Securities	2,668,960	0.7

		Portugal: 0.2%
		Other Securities	856,308	0.2

		Singapore: 1.5%
		Other Securities	5,359,600	1.5

		Spain: 3.2%
272,958		Banco Santander Central Hispano S.A.	2,908,593	0.8
136,375	@	Telefonica S.A.	3,113,447	0.9
		Other Securities	5,652,995	1.5
			11,675,035	3.2

		Sweden: 3.2%
		Other Securities	11,543,913	3.2

		Switzerland: 8.3%
74,359	@	ABB Ltd.	1,660,281	0.5
36,710		Credit Suisse Group	1,478,493	0.4
112,281		Nestle S.A.	6,577,833	1.8
69,427		Novartis AG	4,086,863	1.1
23,158		Roche Holding AG — Genusschein	3,394,797	0.9
117,832	@	UBS AG — Reg	1,934,644	0.5
66,441		Xstrata PLC	1,574,396	0.4
		Other Securities	9,754,734	2.7
			30,462,041	8.3

		United Kingdom: 18.1%
42,158		Anglo American PLC	2,205,392	0.6
46,300		AstraZeneca PLC	2,110,093	0.6
367,981		Barclays PLC	1,520,822	0.4
107,918		BG Group PLC	2,189,139	0.6
69,966		BHP Billiton PLC	2,814,849	0.8
600,381		BP PLC	4,425,360	1.2
63,139		British American Tobacco PLC	2,428,703	0.6
82,863		Diageo PLC	1,535,286	0.4
170,727		GlaxoSmithKline PLC	3,310,876	0.9
572,603		HSBC Holdings PLC	5,852,067	1.6
47,095		Rio Tinto PLC	3,356,995	0.9
76,678		Standard Chartered PLC	2,069,967	0.6
266,225		Tesco PLC	1,765,342	0.5

COMMON STOCK: (continued)
		United Kingdom: (continued)
1,685,280		Vodafone Group PLC	$4,424,094	1.2
		Other Securities	26,432,027	7.2
			66,441,012	18.1

		Total Common Stock
		(Cost $261,701,852)	349,845,378	95.4

REAL ESTATE INVESTMENT TRUSTS: 1.4%
		Australia: 0.5%
		Other Securities	1,840,063	0.5

		France: 0.3%
		Other Securities	1,046,585	0.3

		Hong Kong: 0.1%
		Other Securities	243,201	0.1

		Japan: 0.2%
		Other Securities	549,296	0.2

		Netherlands: 0.0%
		Other Securities	91,690	0.0

		Singapore: 0.1%
		Other Securities	209,369	0.1

		United Kingdom: 0.2%
		Other Securities	866,165	0.2

		Total Real Estate Investment Trusts
		(Cost $3,723,404)	4,846,369	1.4

PREFERRED STOCK: 0.4%
		Germany: 0.4%
		Other Securities	1,527,881	0.4

		Total Preferred Stock
		(Cost $878,253)	1,527,881	0.4

RIGHTS: 0.0%
		Austria: 0.0%
		Other Securities	—	0.0

		Total Rights
		(Cost $—)	—	0.0

WARRANTS: 0.0%
		Italy: 0.0%
		Other Securities	442	0.0
		Singapore: 0.0%
		Other Securities	3,202	0.0

		Total Warrants
		(Cost $1,997)	3,644	0.0

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Principal Amount			Value	Percent of Net Assets

CORPORATE BONDS/NOTES: 0.0%
		Italy: 0.0%
		Other Securities	$16,754	0.0

		Total Corporate Bonds/Notes
		(Cost $27,688)	16,754	0.0

		Total Long-Term Investments
		(Cost $266,333,194)	356,240,026	97.2

SHORT-TERM INVESTMENTS: 1.8%
		Mutual Funds: 0.5%
$1,764,000		Blackrock Liquidity Funds TempFund Portfolio — Class I	1,764,000	0.5

		Total Mutual Funds
		(Cost $1,764,000)	1,764,000	0.5

		Securities Lending Collateralcc: 1.3%
4,866,114		BNY Mellon Overnight Government Fund(1)	4,866,114	1.3
37,727	R	BNY Institutional Cash Reserves Fund, Series B(1)(2)	30,182	0.0

		Total Securities Lending Collateral
		(Cost $4,903,841)	4,896,296	1.3

		Total Short-Term Investments
		(Cost $6,667,841)	6,660,296	1.8

		Total Investments in Securities
		(Cost $273,001,035)*	$362,900,322	99.0
		Other Assets and Liabilities — Net	3,760,122	1.0
		Net Assets	$366,660,444	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

(2)	On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security

L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

**	Investment in affiliate

*	Cost for federal income tax purposes is $282,663,917.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$84,081,499
Gross Unrealized Depreciation	(3,845,094)
Net Unrealized Appreciation	$80,236,405

Industry	Percentage of Net Assets
Consumer Discretionary	10.2%
Consumer Staples	9.8
Energy	7.7
Financials	23.1
Health Care	7.9
Industrials	12.3
Information Technology	4.8
Materials	11.2
Telecommunication Services	5.3
Utilities	4.9
Short-Term Investments	1.8
Other Assets and Liabilities — Net	1.0
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock
Australia	$483,960	$28,823,752	$—	$29,307,712
Austria	—	1,228,918	—	1,228,918
Belgium	—	3,250,216	—	3,250,216
Bermuda	—	311,897	—	311,897
China	—	70,832	—	70,832
Cyprus	—	95,270	—	95,270
Denmark	—	3,633,561	—	3,633,561
Finland	—	3,920,976	—	3,920,976
France	108,113	30,994,375	—	31,102,488

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Common Stock (continued)
Germany	$262,798	$27,338,869	$—	$27,601,667
Greece	—	748,775	—	748,775
Guernsey	—	152,542	—	152,542
Hong Kong	985,103	8,582,518	—	9,567,621
Ireland	113,560	746,935	—	860,495
Israel	—	2,787,536	—	2,787,536
Italy	98,663	8,873,214	—	8,971,877
Japan	—	77,844,806	—	77,844,806
Kazakhstan	—	134,564	—	134,564
Luxembourg	—	1,635,447	—	1,635,447
Macau	—	324,287	—	324,287
Malaysia	—	356,854	—	356,854
Mauritius	—	101,902	—	101,902
Mexico	—	168,413	—	168,413
Netherlands	—	16,407,910	—	16,407,910
New Zealand	—	251,943	—	251,943
Norway	—	2,668,960	—	2,668,960
Portugal	—	856,308	—	856,308
Singapore	90,382	5,269,218	—	5,359,600
Spain	210,404	11,464,631	—	11,675,035
Sweden	7,750	11,536,163	—	11,543,913
Switzerland	146,974	30,315,067	—	30,462,041
United Kingdom	469,230	65,971,782	—	66,441,012
Total Common Stock	2,976,937	346,868,441	—	349,845,378
Real Estate Investment Trusts	184,385	4,661,984	—	4,846,369
Preferred Stock	—	1,527,881	—	1,527,881
Warrants	3,644	—	—	3,644
Corporate Bonds/Notes	—	—	16,754	16,754
Short-Term Investments	6,630,114	—	30,182	6,660,296
Total Investments, at value	$9,795,080	$353,058,306	$46,936	$362,900,322
Other Financial Instruments+:
Forward foreign currency contracts	—	119,287	—	119,287
Futures	31,885	—	—	31,885
Total Assets	$9,826,965	$353,177,593	$46,936	$363,051,494
Liabilities Table
Other Financial Instruments+:
Forward foreign currency contracts	$—	$(425,919)	$—	$(425,919)
Total Liabilities	$—	$(425,919)	$—	$(425,919)

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Rights	1	—	—	—	—	(1)	—	—	—
Corporate Bonds/Notes	—	—	—	—	—	—	16,754	—	16,754
Short-Term Investments	30,182	—	—	—	—	—	—	—	30,182
Total Investments, at value	$30,183	$—	$—	$—	$—	$(1)	$16,754	$—	$46,936

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $1.

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

ING International Index Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation/ (Depreciation)
Long Contracts
Euro STOXX 50®	95	03/18/11	$3,546,965	$(52,998)
FTSE 100 Index	31	03/18/11	2,848,191	29,958
Tokyo Price Index (TOPIX)	25	03/10/11	2,758,960	66,799
ASX SPI 200® Index	11	03/17/11	1,330,405	(11,874)
			$10,484,521	$31,885

At December 31, 2010 the following forward foreign currency contracts were outstanding for the ING International Index Portfolio:

Counterparty	Currency		Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman & Co.	EU Euro
	EUR	1,300,000	BUY	1/28/11	$1,830,976	$1,737,115	$(93,861)
Brown Brothers Harriman & Co.	EU Euro
	EUR	400,000	BUY	1/28/11	539,780	534,497	(5,283)
Credit Suisse First Boston	Australian Dollar
	AUD	400,000	BUY	1/28/11	383,910	407,563	23,653
Credit Suisse First Boston	British Pound
	GBP	800,000	BUY	1/28/11	1,262,290	1,246,999	(15,291)
Credit Suisse First Boston	Japanese Yen
	JPY	110,000,000	BUY	1/28/11	1,358,177	1,355,295	(2,882)
Credit Suisse First Boston	Japanese Yen
	JPY	50,000,000	BUY	1/28/11	600,453	616,043	15,590
JPMorgan Chase & Co.	Australian Dollar
	AUD	300,000	BUY	1/28/11	301,990	305,673	3,683
JPMorgan Chase & Co.	EU Euro
	EUR	2,500,000	BUY	1/28/11	3,443,496	3,340,605	(102,891)
JPMorgan Chase & Co.	British Pound
	GBP	800,000	BUY	1/28/11	1,297,366	1,246,999	(50,367)
JPMorgan Chase & Co.	British Pound
	GBP	500,000	BUY	1/28/11	794,542	779,375	(15,167)
The Bank of New York Mellon Corporation	Japanese Yen
	JPY	200,000,000	BUY	1/28/11	2,454,349	2,464,172	9,823
							$(232,993)
The Bank of New York Mellon Corporation	EU Euro
	EUR	1,000,000	SELL	1/28/11	$1,388,025	$1,336,242	$51,783
The Bank of New York Mellon Corporation	British Pound
	GBP	300,000	SELL	1/28/11	479,347	467,625	11,722
The Bank of New York Mellon Corporation	Japanese Yen
	JPY	30,000,000	SELL	1/28/11	372,659	369,626	3,033
The Bank of New York Mellon Corporation	Japanese Yen
	JPY	200,000,000	SELL	1/28/11	2,388,630	2,464,172	(75,542)
The Bank of New York Mellon Corporation	British Pound
	GBP	1,200,000	SELL	1/28/11	1,868,400	1,870,499	(2,099)
The Bank of New York Mellon Corporation	EU Euro
	EUR	1,800,000	SELL	1/28/11	2,342,700	2,405,236	(62,536)
							$(73,639)

See Accompanying Notes to Financial Statements

ING INTERNATIONAL INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$119,287
Equity contracts	Net Assets — Unrealized appreciation*	96,757
Total Asset Derivatives		$216,044
Liability Derivatives
Foreign exchange contracts	Unrealized depreciation on forward foreign currency contracts	$425,919
Equity contracts	Net Assets — Unrealized depreciation*	64,872
Total Liability Derivatives		$490,791

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions**	Futures	Total
Equity contracts	$—	$1,610,647	$1,610,647
Foreign exchange contracts	835,950	—	835,950
Total	$835,950	$1,610,647	$2,446,597

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions**	Futures	Total
Equity contracts	$—	$(196,309)	$(196,309)
Foreign exchange contracts	(306,632)	—	(306,632)
Total	$(306,632)	$(196,309)	$(502,941)

**	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares			Value	Percent of Net Assets

COMMON STOCK: 99.1%
		Consumer Discretionary: 18.9%
60,300		Denso Corp.	$2,073,046	0.5
229,100		Honda Motor Co., Ltd.	9,042,299	2.2
346,300		Nissan Motor Co., Ltd.	3,275,947	0.8
266,800		Panasonic Corp.	3,766,896	0.9
153,400		Sony Corp.	5,486,298	1.3
351,600		Toyota Motor Corp.	13,841,945	3.4
		Other Securities	40,580,121	9.8
			78,066,552	18.9

		Consumer Staples: 5.8%
641		Japan Tobacco, Inc.	2,366,938	0.6
78,100		Kao Corp.	2,098,944	0.5
131,000	@	Kirin Brewery Co., Ltd.	1,832,173	0.4
112,500		Seven & I Holdings Co., Ltd.	2,992,966	0.7
		Other Securities	14,902,208	3.6
			24,193,229	5.8

		Energy: 1.4%
308,010		JX Holdings, Inc.	2,084,314	0.5
		Other Securities	3,815,881	0.9
			5,900,195	1.4

		Financials: 17.0%
1,144		Dai-ichi Life Insurance Co., Ltd.	1,851,418	0.5
189,000		Mitsubishi Estate Co., Ltd.	3,492,949	0.8
2,041,900		Mitsubishi UFJ Financial Group, Inc.	11,010,155	2.7
128,000		Mitsui Fudosan Co., Ltd.	2,543,818	0.6
80,111		Mitsui Sumitomo Insurance Group Holdings, Inc.	1,999,786	0.5
3,288,500		Mizuho Financial Group, Inc.	6,168,814	1.5
567,400		Nomura Holdings, Inc.	3,600,195	0.9
203,900		Sumitomo Mitsui Financial Group, Inc.	7,219,514	1.7
102,200		Tokio Marine Holdings, Inc.	3,036,102	0.7
		Other Securities	29,382,468	7.1
			70,305,219	17.0

		Health Care: 5.3%
62,500		Astellas Pharma, Inc.	2,375,339	0.6
94,200		Daiichi Sankyo Co., Ltd.	2,057,421	0.5
106,100		Takeda Pharmaceutical Co., Ltd.	5,212,251	1.3
		Other Securities	12,212,014	2.9
			21,857,025	5.3

		Industrials: 20.9%
238		Central Japan Railway Co.	1,989,544	0.5
47,400		East Japan Railway Co.	3,075,749	0.7

COMMON STOCK: (continued)
		Industrials: (continued)
28,100		Fanuc Ltd.	$4,295,263	1.0
187,700		Itochu Corp.	1,891,217	0.5
135,400		Komatsu Ltd.	4,075,115	1.0
215,900		Mitsubishi Corp.	5,818,881	1.4
274,000		Mitsubishi Electric Corp.	2,863,100	0.7
232,600		Mitsui & Co., Ltd.	3,827,180	0.9
148,200		Sumitomo Corp.	2,086,252	0.5
		Other Securities	56,413,280	13.7
			86,335,581	20.9

		Information Technology: 13.1%
169,966	L	Canon, Inc.	8,730,351	2.1
62,300		Fuji Photo Film Co., Ltd.	2,243,964	0.6
263,000		Fujitsu Ltd.	1,822,156	0.4
632,146		Hitachi Ltd.	3,356,170	0.8
23,100		Kyocera Corp.	2,346,902	0.6
30,000		Murata Manufacturing Co., Ltd.	2,094,169	0.5
15,600		Nintendo Co., Ltd.	4,554,447	1.1
541,000		Toshiba Corp.	2,936,161	0.7
		Other Securities	25,892,745	6.3
			53,977,065	13.1

		Materials: 8.3%
67,600		JFE Holdings, Inc.	2,343,850	0.5
774,000		Nippon Steel Corp.	2,772,822	0.7
47,200		Shin-Etsu Chemical Co., Ltd.	2,543,918	0.6
		Other Securities	26,834,155	6.5
			34,494,745	8.3

		Telecommunication Services: 3.7%
423		KDDI Corp.	2,439,331	0.6
105,500		Nippon Telegraph & Telephone Corp.	4,804,239	1.2
2,238		NTT DoCoMo, Inc.	3,897,715	0.9
119,400		Softbank Corp.	4,116,966	1.0
		Other Securities	29,838	0.0
			15,288,089	3.7

		Utilities: 4.7%
84,400		Chubu Electric Power Co., Inc.	2,071,877	0.5
111,800		Kansai Electric Power Co., Inc.	2,756,855	0.7
198,300		Tokyo Electric Power Co., Inc.	4,835,060	1.2
		Other Securities	9,601,423	2.3
			19,265,215	4.7

		Total Common Stock
		(Cost $359,633,969)	409,682,915	99.1

See Accompanying Notes to Financial Statements

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares		Value	Percent of Net Assets

SHORT-TERM INVESTMENTS: 6.6%
	Securities Lending Collateralcc: 6.6%
27,020,064	BNY Mellon Overnight Government Fund(1)	$27,020,064	6.6

	Total Short-Term Investments
	(Cost $27,020,064)	27,020,064	6.6

	Total Investments in Securities
	(Cost $386,654,033)*	$436,702,979	105.7
	Other Assets and Liabilities — Net	(23,419,094)	(5.7)
	Net Assets	$413,283,885	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

cc	Securities purchased with cash collateral for securities loaned.

(1)	Collateral received from brokers for securities lending was invested in these short-term investments.

L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

*	Cost for federal income tax purposes is $389,104,531.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$54,564,000
Gross Unrealized Depreciation	(6,965,552)
Net Unrealized Appreciation	$47,598,448

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock
Consumer Discretionary	$90,004	$77,976,548	$—	$78,066,552
Consumer Staples	40,302	24,152,927	—	24,193,229
Energy	—	5,900,195	—	5,900,195
Financials	4,028	70,301,191	—	70,305,219
Health Care	—	21,857,025	—	21,857,025
Industrials	240,657	86,094,924	—	86,335,581
Information Technology	—	53,977,065	—	53,977,065
Materials	—	34,494,745	—	34,494,745
Telecommunication Services	—	15,288,089	—	15,288,089
Utilities	—	19,265,215	—	19,265,215
Total Common Stock	374,991	409,307,924	—	409,682,915
Short-Term Investments	27,020,064	—	—	27,020,064
Total Investments, at value	$27,395,055	$409,307,924	$—	$436,702,979
Other Financial Instruments+:
Forward foreign currency contracts	—	19,646	—	19,646
Futures	192,442	—	—	192,442
Total Assets	$27,587,497	$409,327,570	$-	$436,915,067

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Portfolio’s assets and liabilities during the period ended December 31, 2010:

	Beginning Balance 12/31/2009	Purchases	Sales	Accrued Discounts/ (Premiums)	Total Realized Gain/(Loss)	Total Unrealized Appreciation/ (Depreciation)	Transfers Into Level 3	Transfers Out of Level 3	Ending Balance 12/31/2010
Asset Table
Investments, at value
Common Stock	$17,716	$—	$—	$—	$—	$—	$—	$(17,716)	$—
Total Investments, at value	$17,716	$—	$—	$—	$—	$—	$—	$(17,716)	$—

As of December 31, 2010, total change in unrealized gain (loss) on Level 3 securities still held at period end and included in the change in net assets was $0.

See Accompanying Notes to Financial Statements

ING JAPAN TOPIX INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

+	Other Financial Instruments are derivatives not reflected in the Summary Portfolio of Investments and may include open forward foreign currency contracts, futures, swaps, and written options. Forward foreign currency contracts and futures are reported at their unrealized gain/loss at measurement date which represents the amount due to/from the Portfolio. Swaps and written options are reported at their market value at measurement date.

Transfers in or out of Level 3 represents either the beginning value (for transfers in), or the ending value (for transfers out) of any security or derivative instrument where a change in the pricing level occurred from the beginning to the end of the period. It is the policy of the Portfolio to recognize transfers at the end of the reporting period.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

ING Japan TOPIX Index Portfolio Open Futures Contracts on December 31, 2010:

Contract Description	Number of Contracts	Expiration Date	Notional Value	Unrealized Appreciation
Long Contracts
Tokyo Price Index (TOPIX)	75	03/10/11	$8,276,881	$192,442
			$8,276,881	$192,442

At December 31, 2010 the following forward foreign currency contracts were outstanding for the ING Japan TOPIX Index Portfolio:

Counterparty	Currency		Buy/Sell	Settlement Date	In Exchange For	Fair Value	Unrealized Appreciation (Depreciation)
The Bank of New York Mellon Corporation	Japanese Yen
	JPY	400,000,000	BUY	1/28/11	$4,908,698	$4,928,344	$19,646
							$19,646

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of December 31, 2010 was as follows:

Derivatives not accounted for as hedging instruments	Location on Statement of Assets and Liabilities	Fair Value
Asset Derivatives
Foreign exchange contracts	Unrealized appreciation on forward foreign currency contracts	$19,646
Equity contracts	Net Assets — Unrealized Appreciation*	192,442
Total Asset Derivatives		$212,088

*	Includes cumulative appreciation/depreciation of futures contracts as reported in the table following the Summary Portfolio of Investments.

The effect of derivative instruments on the Portfolio’s Statement of Operations for the year ended December 31, 2010 was as follows:

	Amount of Realized Gain or (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions*	Futures	Total
Equity contracts	$—	$(304,953)	$(304,953)
Foreign exchange contracts	1,353,159	—	1,353,159
Total	$1,353,159	$(304,953)	$1,048,206

	Change in Unrealized Appreciation or (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments	Foreign currency related transactions**	Futures	Total
Equity contracts	$—	$(79,177)	$(79,177)
Foreign exchange contracts	19,646	—	19,646
Total	$19,646	$(79,177)	$(59,531)

*	Amounts recognized for forward foreign currency contracts are included in net realized gain (loss) on foreign currency related transactions and net change in unrealized appreciation or depreciation on foreign currency related transactions.

See Accompanying Notes to Financial Statements

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010

Shares		Value	Percent of Net Assets

COMMON STOCK: 97.2%
	Australia: 9.3%
68,764	Australia & New Zealand Banking Group Ltd.	$1,642,434	0.8
46,804	BHP Billiton Ltd.	2,176,435	1.0
37,321	Commonwealth Bank of Australia	1,939,215	0.9
64,659	National Australia Bank Ltd.	1,568,725	0.8
624,215	Telstra Corp., Ltd.	1,780,832	0.9
92,967	Westpac Banking Corp.	2,112,013	1.0
	Other Securities	8,019,994	3.9
		19,239,648	9.3

	Austria: 0.4%
	Other Securities	877,763	0.4

	Belgium: 0.4%
	Other Securities	920,309	0.4

	Brazil: 2.3%
62,500	Banco do Brasil S.A.	1,182,982	0.6
	Other Securities	3,485,175	1.7
		4,668,157	2.3

	Canada: 4.9%
21,056	Royal Bank of Canada	1,107,965	0.6
	Other Securities	8,947,038	4.3
		10,055,003	4.9

	Chile: 0.6%
	Other Securities	1,174,125	0.6

	China: 0.4%
	Other Securities	804,251	0.4

	Czech Republic: 0.6%
	Other Securities	1,167,265	0.6

	Denmark: 0.0%
	Other Securities	70,788	0.0

	Finland: 1.3%
	Other Securities	2,734,252	1.3

	France: 12.4%
18,388	BNP Paribas	1,171,069	0.6
34,416	Electricite de France SA	1,413,382	0.7
144,403	France Telecom S.A.	3,021,757	1.4
75,107	Gaz de France	2,697,481	1.3
32,218	Sanofi-Aventis	2,065,522	1.0
76,488	Total S.A.	4,073,944	2.0
51,752	Vivendi	1,398,425	0.7
	Other Securities	9,785,057	4.7
		25,626,637	12.4

COMMON STOCK: (continued)
	Germany: 4.0%
9,460	Allianz AG	$1,123,997	0.5
15,309	BASF AG	1,221,704	0.6
152,887	Deutsche Telekom AG	1,970,899	0.9
46,371	E.ON AG	1,416,117	0.7
14,516	RWE AG	969,521	0.5
	Other Securities	1,560,088	0.8
		8,262,326	4.0

	Greece: 0.6%
	Other Securities	1,142,638	0.6

	Hong Kong: 2.6%
276,000	China Mobile Ltd.	2,736,502	1.3
	Other Securities	2,591,022	1.3
		5,327,524	2.6

	Hungary: 0.1%
	Other Securities	154,348	0.1

	Indonesia: 0.2%
	Other Securities	478,371	0.2

	Ireland: 0.1%
	Other Securities	197,019	0.1

	Israel: 0.5%
	Other Securities	1,014,817	0.5

	Italy: 3.5%
421,619	Enel S.p.A.	2,112,753	1.0
109,888	ENI S.p.A.	2,408,461	1.2
	Other Securities	2,795,232	1.3
		7,316,446	3.5

	Japan: 1.8%
662	NTT DoCoMo, Inc.	1,152,943	0.5
	Other Securities	2,616,783	1.3
		3,769,726	1.8

	Malaysia: 0.7%
	Other Securities	1,397,209	0.7

	Mexico: 0.3%
	Other Securities	641,142	0.3

	Netherlands: 2.4%
72,915	Royal Dutch Shell PLC — Class B	2,414,546	1.2
	Other Securities	2,507,502	1.2
		4,922,048	2.4

	New Zealand: 0.1%
	Other Securities	259,145	0.1

See Accompanying Notes to Financial Statements

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares		Value	Percent of Net Assets

COMMON STOCK: (continued)
	Norway: 0.8%
56,620	Statoil ASA	$1,348,578	0.6
	Other Securities	359,010	0.2
		1,707,588	0.8

	Philippines: 0.2%
	Other Securities	452,626	0.2

	Poland: 0.4%
	Other Securities	840,004	0.4

	Portugal: 0.4%
	Other Securities	875,187	0.4

	Russia: 0.4%
	Other Securities	779,124	0.4

	Singapore: 1.0%
	Other Securities	2,089,705	1.0

	South Africa: 0.7%
	Other Securities	1,370,585	0.7

	South Korea: 0.4%
	Other Securities	896,522	0.4

	Spain: 5.8%
103,204	Banco Bilbao Vizcaya Argentaria S.A.	1,051,781	0.5
240,483	Banco Santander Central Hispano S.A.	2,562,545	1.3
8,748	Banco Santander S.A.	93,954
144,946	Iberdrola S.A.	1,123,855	0.5
144,802	Telefonica S.A.	3,305,836	1.6
	Other Securities	3,836,567	1.9
		11,974,538	5.8

	Sweden: 1.5%
	Other Securities	3,110,851	1.5

	Switzerland: 3.4%
42,718	Novartis AG	2,514,621	1.2
10,860	Roche Holding AG — Genusschein	1,591,998	0.8
3,948	Zurich Financial Services AG	1,022,401	0.5
	Other Securities	1,854,116	0.9
		6,983,136	3.4

	Taiwan: 2.0%
513,427	Taiwan Semiconductor Manufacturing Co., Ltd.	1,249,835	0.6
	Other Securities	2,810,633	1.4
		4,060,468	2.0

	Thailand: 0.3%
	Other Securities	655,929	0.3

COMMON STOCK: (continued)
	Turkey: 0.7%
	Other Securities	$1,503,528	0.7

	United Kingdom: 11.0%
31,809	AstraZeneca PLC	1,449,675	0.7
40,597	British American Tobacco PLC	1,561,603	0.8
124,731	GlaxoSmithKline PLC	2,418,885	1.2
272,919	HSBC Holdings PLC	2,789,263	1.3
1,429,239	Vodafone Group PLC	3,751,951	1.8
	Other Securities	10,840,236	5.2
		22,811,613	11.0

	United States: 18.7%
58,450	Altria Group, Inc.	1,439,039	0.7
154,050	AT&T, Inc.	4,525,980	2.2
37,700	Bristol-Myers Squibb Co.	998,296	0.5
29,300	Chevron Corp.	2,673,625	1.3
21,300	ConocoPhillips	1,450,530	0.7
15,800	McDonald’s Corp.	1,212,808	0.6
44,600	Merck & Co., Inc.	1,607,384	0.8
138,400	Pfizer, Inc.	2,423,384	1.2
39,200	Philip Morris International, Inc.	2,294,376	1.1
72,600	Verizon Communications, Inc.	2,597,628	1.2
	Other Securities	17,503,140	8.4
		38,726,190	18.7

	Total Common Stock
	(Cost $188,223,627)	201,058,551	97.2

REAL ESTATE INVESTMENT TRUSTS: 1.4%
	Canada: 0.1%
	Other Securities	206,835	0.1

	France: 0.2%
	Other Securities	326,373	0.2

	United Kingdom: 0.1%
	Other Securities	257,028	0.1

	United States: 1.0%
	Other Securities	2,141,973	1.0

	Total Real Estate Investment Trusts
	(Cost $2,365,577)	2,932,209	1.4

EXCHANGE-TRADED FUNDS: 0.7%
	Developed Markets: 0.4%
16,400	iShares MSCI EAFE Index Fund	954,972	0.4

	Emerging Markets: 0.1%
3,700	iShares MSCI Emerging Markets Index Fund	176,194	0.1

See Accompanying Notes to Financial Statements

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

Shares		Value	Percent of Net Assets

EXCHANGE-TRADED FUNDS: (continued
	United States: 0.2%
6,200	iShares S&P 500 Value Index Fund	$369,458	0.2

	Total Exchange-Traded Funds
	(Cost $1,472,092)	1,500,624	0.7

WARRANTS: 0.0%
	France: 0.0%
	Other Securities	1,469	0.0

	Italy: 0.0%
	Other Securities	195	0.0

	Total Warrants
	(Cost $1,226)	1,664	0.0

	Total Investments in Securities
	(Cost $192,062,522)*	$205,493,048	99.3
	Other Assets and Liabilities — Net	1,418,527	0.7
	Net Assets	$206,911,575	100.0

“Other Securities” represents issues not identified as the top 50 holdings in terms of market value and issues or issuers not exceeding 1% of net assets individually or in aggregate respectively as of December 31, 2010.

The following footnotes apply to either the individual securities noted or one or more of the securities aggregated and listed as a single line item.

@	Non-income producing security

*	Cost for federal income tax purposes is $195,342,652.

Net unrealized appreciation consists of:
Gross Unrealized Appreciation	$23,447,117
Gross Unrealized Depreciation	(13,296,721)
Net Unrealized Appreciation	$10,150,396

Industry	Percentage of Net Assets
Consumer Discretionary	4.3%
Consumer Staples	8.9
Energy	11.0
Financials	22.3
Health Care	9.1
Industrials	4.9
Information Technology	2.2
Materials	5.2
Telecommunication Services	18.2
Utilities	12.5
Other Long-Term Investments	0.7
Other Assets and Liabilities — Net	0.7
Net Assets	100.0%

Fair Value Measurementsˆ

The following is a summary of the fair valuations according to the inputs used as of December 31, 2010 in valuing the Portfolio’s assets and liabilities:

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Asset Table
Investments, at value
Common Stock
Australia	$324,494	$18,915,154	$—	$19,239,648
Austria	—	877,763	—	877,763
Belgium	—	920,309	—	920,309
Brazil	4,668,157	—	—	4,668,157
Canada	10,055,003	—	—	10,055,003
Chile	1,174,125	—	—	1,174,125
China	—	804,251	—	804,251
Czech Republic	—	1,167,265	—	1,167,265
Denmark	—	70,788	—	70,788
Finland	—	2,734,252	—	2,734,252
France	—	25,626,637	—	25,626,637
Germany	—	8,262,326	—	8,262,326
Greece	—	1,142,638	—	1,142,638
Hong Kong	267,921	5,059,603	—	5,327,524
Hungary	—	154,348	—	154,348
Indonesia	255,441	222,930	—	478,371
Ireland	—	197,019	—	197,019
Israel	—	1,014,817	—	1,014,817
Italy	—	7,316,446	—	7,316,446
Japan	—	3,769,726	—	3,769,726
Malaysia	233,754	1,163,455	—	1,397,209

See Accompanying Notes to Financial Statements

ING WISDOMTREESM GLOBAL HIGH-YIELDING EQUITY INDEX PORTFOLIO	SUMMARY PORTFOLIO OF INVESTMENTS AS OF DECEMBER 31, 2010 (CONTINUED)

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Observable Inputs# (Level 2)	Significant Unobservable Inputs (Level 3)	Fair Value at 12/31/2010
Common Stock (continued)
Mexico	$641,142	$—	$—	$641,142
Netherlands	—	4,922,048	—	4,922,048
New Zealand	—	259,145	—	259,145
Norway	—	1,707,588	—	1,707,588
Philippines	—	452,626	—	452,626
Poland	—	840,004	—	840,004
Portugal	—	875,187	—	875,187
Russia	583,644	195,480	—	779,124
Singapore	—	2,089,705	—	2,089,705
South Africa	—	1,370,585	—	1,370,585
South Korea	—	896,522	—	896,522
Spain	412,793	11,561,745	—	11,974,538
Sweden	—	3,110,851	—	3,110,851
Switzerland	35,917	6,947,219	—	6,983,136
Taiwan	—	4,060,468	—	4,060,468
Thailand	—	655,929	—	655,929
Turkey	—	1,503,528	—	1,503,528
United Kingdom	263,303	22,548,310	—	22,811,613
United States	38,726,190	—	—	38,726,190
Total Common Stock	57,641,884	143,416,667	—	201,058,551
Real Estate Investment Trusts	2,348,808	583,401	—	2,932,209
Exchange-Traded Funds	1,500,624	—	—	1,500,624
Warrants	1,664	—	—	1,664
Total Investments, at value	$61,492,980	$144,000,068	$—	$205,493,048

ˆ	See Note 2, “Significant Accounting Policies” in the Notes to Financial Statements for additional information.

#	The earlier close of the foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolio may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available. Accordingly, a significant portion of the Portfolio’s investments are categorized as Level 2 investments.

See Accompanying Notes to Financial Statements

TAX INFORMATION (UNAUDITED)

Dividends paid during the year ended December 31, 2010 were as follows:

Portfolio Name	Type	Per Share Amount
ING RussellTM Large Cap Index Portfolio
Class ADV	NII	$0.2950
Class I	NII	$0.3120
Class S	NII	$0.3021
Class S2	NII	$—
ING RussellTM Large Cap Growth Index Portfolio
Class ADV	NII	$0.0651
Class I	NII	$0.0874
Class S	NII	$0.0728
ING RussellTM Large Cap Value Index Portfolio
Class ADV	NII	$0.1728
Class I	NII	$0.1976
Class S	NII	$0.1873
All Classes	STCG	$1.2594
ING RussellTM Mid Cap Index Portfolio
Class ADV	NII	$0.0477
Class I	NII	$0.0577
Class S	NII	$0.0469
Class S2	NII	$0.0321
ING RussellTM Mid Cap Growth Index Portfolio
Class ADV	NII	$0.0181
Class I	NII	$0.0532
Class S	NII	$0.0434
Class S2	NII	$0.0313
All Classes	STCG	$0.1210
All Classes	LTCG	$0.0094
ING RussellTM Small Cap Index Portfolio
Class ADV	NII	$0.0466
Class I	NII	$0.0579
Class S	NII	$0.0435
Class S2	NII	$0.0312
ING U.S. Bond Index Portfolio
Class ADV	NII	$0.2360
Class I	NII	$0.2848
Class S	NII	$0.2580
Class S2	NII	$0.2467
ING Euro STOXX 50® Index Portfolio
Class ADV	NII	$0.0524
Class I	NII	$0.0560
All Classes	STCG	$0.0238
ING FTSE 100 Index Portfolio
Class ADV	NII	$0.0737
Class I	NII	$0.0791
All Classes	STCG	$0.0784
ING Hang Seng Index Portfolio
Class ADV	NII	$0.0108
Class I	NII	$0.0108
Class S	NII	$0.0108
Class S2	NII	$0.0108
ING International Index Portfolio
Class ADV	NII	$0.2742
Class I	NII	$0.2876
Class S	NII	$0.2785
Class S2	NII	$0.2568
ING Japan TOPIX Index Portfolio
Class ADV	NII	$0.0101
Class I	NII	$0.0113
All Classes	STCG	$0.0050
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio
Class ADV	NII	$0.2655
Class I	NII	$0.2656
Class S	NII	$0.2510

NII — Net investment income

STCG — Short-term capital gain

LTCG — Long-term capital gain

Of the ordinary distributions made during the year ended December 31, 2010, the following percentages qualify for the dividends received deduction (DRD) available to corporate shareholders:

ING RussellTM Large Cap Index Portfolio	100.00%
ING RussellTM Large Cap Growth Index Portfolio	100.00%
ING RussellTM Large Cap Value Index Portfolio	17.75%
ING RussellTM Mid Cap Index Portfolio	99.96%
ING RussellTM Mid Cap Growth Index Portfolio	50.19%
ING RussellTM Small Cap Index Portfolio	100.00%
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	24.25%

Pursuant to Section 853 of the Internal Revenue Code, the Portfolios designate the following amounts as foreign taxes paid for the year ended December 31, 2010. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
ING Euro STOXX 50® Index Portfolio	$4,195,344	$0.0505	90.13%
ING Hang Seng Index Portfolio	$145,802	$0.0092	76.32%
ING International Index Portfolio	$753,237	$0.0175	85.45%
ING Japan TOPIX Index Portfolio	$651,015	$0.0176	83.81%
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	$654,374	$0.0253	81.47%

*	None of the Portfolios listed above derived any income from ineligible foreign sources as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments. Shareholders are strongly advised to consult their own tax advisors regarding the appropriate treatment of foreign taxes paid.

TAX INFORMATION (UNAUDITED) (CONTINUED)

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Portfolios. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the federal tax status of the dividends and distributions they received in the calendar year.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED)

The business and affairs of the Company are managed under the direction of the Board. A Director who is not an interested person of the Company, as defined in the 1940 Act, is an independent director (“Non-Interested Director”). The Directors and Officers of the Company are listed below. The Statement of Additional Information includes additional information about directors of the Company and is available, without charge, upon request at (800) 992-0180.

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years(2)	Number of Funds in Fund Complex Overseen by Director(3)	Other Directorships Held by Director

Independent Directors:

Albert E. DePrince, Jr. 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 69	Director	June 1998– Present	Professor of Economics and Finance, Middle Tennessee State University (August 1991–Present). Formerly, Director of Business and Economics Research Center, Middle Tennessee State University (1999–2002); Chief Economist, Marine Midland Bank (1987–1990); Various Management Positions, Marine Midland Bank (1978–1990). Ph.D. in Economics Published numerous scholarly papers and journal articles in the areas of financial markets, financial institutions, corporate finance and monetary policy.	37	Academy of Economics and Finance (February 2002– Present).

Sidney Koch 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 75	Director	April 1994– Present	Retired. Self-Employed Consultant (June 2000– Present). Formerly, Senior Adviser, Hambro America, Inc. (1993–2000); Executive Vice President of Investment Banking, Daiwa Securities America, Inc. (1986–1993).	37	None.

Corine T. Norgaard 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 73	Director	June 1991– Present	President and Owner, Retirement Options, LLC, a training provider for retirement coaches (August 2009–Present) Formerly, President, Thompson Enterprises (September 2004– September 2005); Dean of the Barney School of Business, University of Hartford (August 1996–June 2004). Various other academic positions (1969–1993). Certified Public Accountant Ph. D in Accounting and Business.	37
MassMutual Corporate Investors and MassMutual Participation Investors (April 1997–Present); MassMutual Premier Funds (20 funds), Chair of Audit Committee (December 2004–Present); and MML Series Investment Funds II (8 funds), Chair of Audit Committee (December 2005–Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years(2)	Number of Funds in Fund Complex Overseen by Director(3)	Other Directorships Held by Director

Joseph E. Obermeyer 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Director	January 2003– Present	President, Obermeyer & Associates, Inc., a provider of financial and economic consulting services (November 1999– Present). Formerly, Senior Manager, Arthur Anderson LLP (1995–1999); Senior Manager, Coopers & Lybrand, LLP (1993–1995); Manager, Price Waterhouse (1988–1993); Second Vice President, Smith Barney (1985–1988); Consultant, Arthur Anderson & Co. (1984–1985).	37	None.

Russell Jones 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 66	Director	December 2007– Present	Retired. Formerly, Senior Vice President, Chief Investment Officer and Treasurer, and other various positions including Principal Investor Relations Officer, Principal Public Relations Officer, and Corporate Parent Treasurer, Kaman Corporation, an aerospace and industrial distribution manufacturer (April 1973–March 2008). President, Hartford Area Business Economists (1986–1987) and Corporate Loan Officer and Credit Analyst, Hartford National Bank (1966–1973). Certified AARP Tax Counselor (2011).	37	Independent Director, CIGNA Mutual Funds (8 funds), Chair of Contracts Committee (1995–2005).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) held with the Company	Term of Office and Length of Time Served(1)	Principal Occupation(s) During the Past 5 Years(2)	Number of Funds in Fund Complex Overseen by Director(3)	Other Directorships Held by Director

Directors who are “Interested Persons”(5)

Shaun Mathews(4)(5) 7337 E. Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	Director	December 2007– Present	President and Chief Executive Officer, ING Investments, LLC(6) (November 2006– Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004–November 2006).	175
ING Retirement Holdings, Inc. (September 1998–Present); ING Services Holding Company, Inc. (May 2000–Present); ING Financial Advisers, LLC (April 2002–Present); Southland Life Insurance Company (June 2002–Present); ING Capital Corporation, LLC and ING Investments Distributor, LLC(7) (December 2005–Present); ING Funds Services, LLC(8), ING Investments, LLC(6)and ING Pilgrim Funding, Inc. (March 2006–Present); and Directed Services LLC (December 2006– Present)(9).

(1)	Directors serve until their successors are duly elected and qualified.

(2)	The information reported includes the principle occupation during the last five years for each Director and other information relating to the professional experience, attributes and skills relevant to each Director’s qualifications to serve as Director.

(3)	For the purposes of this table (except for Mr. Mathews), “Fund Complex” means the following investment companies: ING Series Fund, Inc.; ING Strategic Allocation Portfolios, Inc.; ING Variable Funds; ING Variable Portfolios, Inc.; ING Balanced Portfolio, Inc.; ING Intermediate Bond Portfolio; and ING Money Market Portfolio.

(4)	For Mr. Mathews, the Fund Complex also includes the following investment companies: ING Asia Pacific High Dividend Equity Income Fund, ING Emerging Markets High Dividend Equity Fund; ING Emerging Markets Local Bond Fund; ING Equity Trust; ING Funds Trust; ING Global Equity Dividend and Premium Opportunity Fund; ING Global Advantage and Premium Opportunity Fund; ING Infrastructure, Industrials, and Materials Fund; ING International High Dividend Equity Income Fund; ING Investors Trust; ING Mayflower Trust; ING Mutual Funds; ING Partners, Inc.; ING Prime Rate Trust; ING Risk Managed Natural Resources Fund; ING Senior Income Fund; ING Separate Portfolios Trust; ING Variable Insurance Trust; and ING Variable Products Trust.

(5)	“Interested person,” as defined in the 1940 Act, by virtue of this Director’s/Trustee’s affiliation with any of the Funds, ING or any of ING’s affiliates.

(6)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(7)	ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(8)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(9)	Directed Services LLC is the successor in interest to Directed Services, Inc.

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Shaun P. Mathews(5) 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 55	President and Chief Executive Officer	December 2006–Present	President and Chief Executive Officer, ING Investments, LLC (November 2006–Present). Formerly, Head of ING Mutual Funds and Investment Products (November 2004–November 2006).

Michael J. Roland 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Executive Vice President	April 2002–Present
Executive Vice President and Chief Operating Officer, ING Investments, LLC(2) and ING Funds Services, LLC(3) (January 2007–Present). Formerly, Executive Vice President, Head of Product Management (January 2005–January 2007).

Stanley D. Vyner 230 Park Avenue New York, New York 10169 Age: 60	Executive Vice President	March 2002–Present	Executive Vice President, ING Investments, LLC(2) (July 2000–Present) and Chief Investment Risk Officer, ING Investments, LLC(2) (January 2003–Present).

Joseph M. O’Donnell 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Executive Vice President and Chief Compliance Officer	March 2006–Present November 2004–Present
Chief Compliance Officer of the ING Funds (November 2004–Present); Executive Vice President of the ING Funds (March 2006–Present); Chief Compliance Officer of ING Investments, LLC(2) (March 2006–July 2008 and October 2009–Present); and Investment Advisor Chief Compliance Officer, Directed Services LLC(6) (March 2006–July 2008 and October 2009–Present). Formerly, Investment Advisor Chief Compliance Officer, ING Life Insurance and Annuity Company (March 2006–December 2006).

Todd Modic 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Senior Vice President, Chief/Principal Financial Officer and Assistant Secretary	March 2005–Present	Senior Vice President, ING Funds Services, LLC(3) (March 2005–Present).

Kimberly A. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 46	Senior Vice President	December 2003–Present	Senior Vice President, ING Investments, LLC(2) (October 2003–Present).

Robert Terris 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 40	Senior Vice President	June 2006–Present	Senior Vice President, Head of Division Operations, ING Funds Services, LLC(3) (May 2006–Present). Formerly, Vice President of Administration, ING Funds Services, LLC(3) (October 2001–May 2006).

Robyn L. Ichilov 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 43	Vice President and Treasurer	March 2002–Present	Vice President and Treasurer, ING Funds Services, LLC(3) (November 1995–Present) and ING Investments, LLC(2) (August 1997–Present).

Lauren D. Bensinger 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 56	Vice President	March 2003–Present
Vice President, ING Investments, LLC(2) and ING Funds Services, LLC(3) (February 1996– Present); Director of Compliance, ING Investments, LLC(2) (October 2004–Present); and Vice President and Money Laundering Reporting Officer, ING Investments Distributor, LLC(4) (April 2010–Present). Formerly, Chief Compliance Officer, ING Investments Distributor, LLC(4) (August 1995–April 2010).

William Evans 10 State House Square Hartford, Connecticut 06103 Age: 38	Vice President	September 2007–Present
Senior Vice President (March 2010–Present) and Head of Manager Research and Selection Group (April 2007–Present). Formerly, Vice President, U.S. Mutual Funds and Investment Products (May 2005–April 2007).

Maria M. Anderson 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 52	Vice President	September 2004–Present	Vice President, ING Funds Services, LLC(3) (September 2004–Present).

DIRECTOR AND OFFICER INFORMATION (UNAUDITED) (CONTINUED)

Name, Address and Age	Position(s) Held With Company	Term of Office and Length of Time Served(1)	Principal Occupation(s)— During the Past 5 Years

Denise Lewis 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Vice President	April 2007–Present	Vice President, ING Funds Services, LLC (December 2006–Present). Formerly, Senior Vice President, UMB Investment Services Group, LLC (November 2003–December 2006).

Kimberly K. Springer 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 53	Vice President	March 2006–Present
Vice President, ING Investment Management — ING Funds (March 2010–Present); Vice President, ING Funds Services, LLC(3) (March 2006–Present) and Managing Paralegal, Registration Statements (June 2003–Present). Formerly, Assistant Vice President, ING Funds Services, LLC(3) (August 2004–March 2006).

Craig Wheeler 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 41	Assistant Vice President	June 2008–Present	Assistant Vice President — Director of Tax, ING Funds Services (March 2008–Present). Formerly, Tax Manager, ING Funds Services (March 2005–March 2008).

Huey P. Falgout, Jr. 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Assistant Secretary	September 2003–Present	Senior Vice President and Chief Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Chief Counsel, ING Americas, U.S. Legal Services (October 2003–March 2010).

Theresa K. Kelety 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 47	Secretary	September 2003–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (April 2003–April 2008).

Kathleen Nichols 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 35	Assistant Secretary	June 2008–Present
Vice President and Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Counsel, ING Americas, U.S. Legal Services (February 2008–March 2010) and Associate, Ropes & Gray LLP (September 2005–February 2008).

Paul Caldarelli 7337 East Doubletree Ranch Rd. Suite 100 Scottsdale, Arizona 85258 Age: 59	Assistant Secretary	August 2010–Present
Vice President and Senior Counsel, ING Investment Management — ING Funds (March 2010–Present). Formerly, Senior Counsel, ING Americas, U.S. Legal Services (April 2008–March 2010) and Counsel, ING Americas, U.S. Legal Services (May 2005–April 2008).

(1)	The officers hold office until the next annual meeting of the Trustees and until their successors shall have been elected and qualified.

(2)	ING Investments, LLC was previously named ING Pilgrim Investments, LLC. ING Pilgrim Investments, LLC is the successor in interest to ING Pilgrim Investments, Inc., which was previously known as Pilgrim Investments, Inc. and before that was known as Pilgrim America Investments, Inc.

(3)	ING Funds Services, LLC was previously named ING Pilgrim Group, LLC. ING Pilgrim Group, LLC is the successor in interest to ING Pilgrim Group, Inc., which was previously known as Pilgrim Group, Inc. and before that was known as Pilgrim America Group, Inc.

(4)	ING Investments Distributor, LLC was previously named ING Funds Distributor, LLC. ING Funds Distributor, LLC is the successor in interest to ING Funds Distributor, Inc., which was previously known as ING Pilgrim Securities, Inc., and before that, was known as Pilgrim Securities, Inc., and before that was known as Pilgrim America Securities, Inc.

(5)	Mr. Mathews commenced services as CEO and President of the ING Funds on November 11, 2006.

(6)	Directed Services LLC is the successor in interest to Directed Services, Inc.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED)

BOARD CONSIDERATION AND APPROVAL OF INVESTMENT ADVISORY AND SUB-ADVISORY AGREEMENTS

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement and sub-advisory agreement for a mutual fund will terminate automatically after the initial term of the agreement (which term may not exceed two years), unless continuation of the agreement is approved annually by the Board of Trustees or Directors, as the case may be (the “Board”) of the fund, including a majority of the Trustees/Directors who have no direct or indirect interest in the agreement and who are not “interested persons” of the fund (the “Independent Trustees”). Consistent with this requirement of the 1940 Act, the Board of ING Balanced Portfolio, Inc., ING Strategic Allocation Portfolios, Inc., ING Intermediate Bond Portfolio, ING Money Market Portfolio, ING Variable Funds, ING Variable Portfolios, Inc. and ING Series Fund, Inc., with respect to each portfolio series thereof (each, a “Fund” and, collectively, the “Funds”) has established a process for considering on an annual basis approval of the continuation of the investment management agreement for each Fund (the “Advisory Agreement”) with ING Investments, LLC (the “Adviser”) and the sub-advisory agreement for each Fund (collectively, the “Sub-Advisory Agreements”) with each sub-adviser of the Funds (the “Sub-Advisers”). Set forth below is a description of the process followed by the Board in considering approval of the continuation of each Advisory and Sub-Advisory Agreement (collectively, the “Agreements”), together with an explanation of many of the factors considered and related conclusions reached by the Board in voting to approve the continuation of each Agreement for an additional one-year period commencing January 1, 2011, followed by specific considerations with respect to each Fund covered by this report (each a “Portfolio”).

Overview of the Review Process

At a meeting of the Board held on December 15, 2010, the Board, including all of the Independent Trustees, voted to approve continuation of each of the existing Agreements for the Funds. Prior to voting such approvals, the Board received the affirmative recommendation of the Contracts Committee of the Board, which is a Committee of the Board comprised of all of the Independent Trustees and exclusively of the Independent Trustees. The Contracts Committee recommended approval of the Agreements after completing an extensive review of information requested by the Committee from the Adviser and each Sub-Adviser, including the following: (1) comparative performance data for each Fund for various time periods; (2) comparative data regarding management fees, including data regarding the fees charged by the Adviser and Sub-Advisers for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those used in managing the Funds; (3) comparative data regarding the total expenses of each Fund; (4) copies of each form of Advisory Agreement and Sub-Advisory Agreement; (5) copies of the codes of ethics of the Adviser and each Sub-Adviser, together with information relating to the manner in which each code is administered; (6) financial statements of the Adviser and each Sub-Adviser; (7) profitability analyses for the Adviser and each Sub-Adviser with respect to each Fund, and all Funds as a group; (8) descriptions of the qualifications of the investment personnel responsible for managing each Fund, the structure of their compensation and their responsibilities with respect to managing other accounts or mutual funds; (9) descriptions of the services provided to the Funds, including the investment strategies and techniques used by each Sub-Adviser in managing the Funds; (10) data relating to portfolio turnover and brokerage practices, including practices with respect to the acquisition of research through “soft dollar” benefits received in connection with the Funds’ brokerage; (11) descriptions of the policies and procedures of the various service providers of the Funds for protecting the privacy of shareholder information; (12) information relating to projected sales and redemptions of Fund shares and business plans relating to the Adviser’s mutual fund platform; (13) descriptions of the business continuity and disaster recovery plans of the Adviser and each Sub-Adviser; (14) descriptions of various compliance programs of the Adviser and Sub-Advisers, including the Adviser’s programs for monitoring and enforcing compliance with the Funds’ policies with respect to market-timing, late trading and selective portfolio disclosure; (15) independent reports analyzing the quality of the trade execution services performed by Sub-Advisers for the Funds; and (16) other information relevant to an evaluation of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser in response to a series of detailed questions posed by Goodwin Procter LLP, legal counsel for the Independent Trustees (“Independent Counsel”) on behalf of the Independent Trustees.

The Contracts Committee began the formal review process in August 2010 when it met separately with Independent Counsel to review the information to be requested from management and the methodology to be used in determining the selected peer groups for comparing performance and expenses (the “Peer

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

Group Methodology”). Prior to the August meeting, the Contracts Committee engaged an independent consultant (the “Independent Consultant”) to evaluate, and make recommendations with respect to, the Peer Group Methodology. The Independent Consultant’s findings were reported to the Contracts Committee at the August meeting and incorporated into the Peer Group Methodology approved by the Board. The Contracts Committee then held meetings on October 19-20, 2010 and December 13-14, 2010, during which the Independent Trustees, meeting separately with Independent Counsel, reviewed and evaluated the information described above. As part of the review process, the Contracts Committee also met with representatives from the Adviser and/or the Sub-Advisers to discuss the information provided to the Committee. The Contracts Committee also considered information that had been provided by the Adviser and Sub-Advisers throughout the year at other meetings of the Contracts Committee, the Audit Committee, the Compliance Committee and the full Board.

The Independent Trustees were assisted by Independent Counsel, throughout the contract review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Advisory and Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his or her conclusions with respect to each Advisory and Sub-Advisory Agreement.

Nature, Extent and Quality of Services

In considering whether to approve the Advisory and Sub-Advisory Agreements for the Funds for the year commencing January 1, 2011, the Board evaluated the nature, extent and quality of services provided to the Funds by the Adviser and Sub-Advisers. The Board considered the investment management and related services provided by the Adviser and Sub-Advisers, including the quantity and quality of the resources available to provide such services. Among other things, the Board considered the qualifications of the individuals responsible for performing various investment related services.

The Board also considered the quality of the compliance programs of the Adviser and each Sub-Adviser, including the manner in which the Adviser and each Sub-Adviser monitor for compliance with the investment policies and restrictions of a Fund and with the Codes of Ethics of the Funds, the Adviser and the Sub-Advisers with respect to personal trading by employees with access to portfolio information. The Board also considered the actions taken by the Adviser and Sub-Advisers to establish and maintain effective disaster recovery and business continuity plans.

The Board considered the actions taken by the Adviser and its affiliated companies to administer the Funds’ policies and procedures for voting proxies, valuing the Funds’ assets, selective disclosure of portfolio holdings and preventing late-trading and frequent trading of Fund shares.

The Board also took into account the efforts of the Adviser and its affiliated companies to reduce the expenses of the Funds. With respect to those Funds that are sub-advised by an affiliate of the Adviser, the Board specifically noted that, in recent years, the Adviser and its affiliated companies have significantly reduced the Funds’ brokerage costs and portfolio turnover rates, as well as the quantity of research acquired through the use of soft dollars from the Funds’ brokerage. The Board also noted the efforts of the Adviser to optimize the number of Funds in the ING complex of mutual funds and to standardize the asset management characteristics and policies across the ING mutual fund platform. The Board considered information provided by management with respect to the progress made within ING Groep to establish an integrated global asset management firm (the “Global Transition”), including information with respect to any benefits to the Funds and their shareholders as a result of operational efficiencies achieved through the Global Transition. The Board also considered the benefits that shareholders of the Funds realize because the Funds are part of the larger ING family of mutual funds, including, in most cases, the ability of shareholders to exchange or transfer investments within the same class of shares among a wide variety of mutual funds without incurring additional sales charges. In that regard, the Board considered the potential impacts of any divestiture of its insurance business, which includes the investment management businesses, by ING Groep or significant change in structure of the investment management business, if any, on the services provided to the Funds by the Adviser and Sub-Advisers. The Board also considered the actions that have been taken by management to retain key investment management personnel in light of such a potential divestiture.

The Board also considered the Adviser’s responsiveness and recommendations for Board action and other steps taken in response to the extraordinary dislocations experienced in the capital markets in recent years,

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

including sustained periods of high volatility, credit disruption and government intervention. In particular, the Board considered the Adviser’s efforts and expertise with respect to each of the following matters as they relate to the Funds: (i) negotiating and maintaining the availability of bank loan facilities and other sources of credit used to satisfy liquidity needs; (ii) establishing the fair value of securities and other instruments held in investment portfolios during periods of market volatility and issuer-specific disruptions; (iii) negotiating and maintaining credit support from the Funds’ securities lending agent with respect to certain defaulted securities held indirectly by the Funds as collateral for securities on loan; and (iv) the ongoing monitoring of investment management processes and risk controls.

The Board’s approval of the Advisory and Sub-Advisory Agreements was informed by certain information provided by the Adviser and the applicable Sub-Advisers with respect to certain actions to be taken to correct underperformance and lack of scale with respect to certain Funds as indicated in the Portfolio-by-Portfolio analysis below.

The Board concluded that the nature, extent and quality of advisory and related services provided by the Adviser and each of the Sub-Advisers, taken as a whole, are consistent with the terms of the respective Advisory and Sub-Advisory Agreements and justify the fees paid by the Funds for such services.

Fund Performance

The Board reviewed each Fund’s investment performance over various time periods on an absolute basis and relative to the performance of (i) one or more appropriate benchmark indexes (such as the S&P 500 Composite Stock Price Index), (ii) a group of similarly managed mutual funds identified by Lipper, Inc. and/or Morningstar, Inc., and (iii) similarly managed mutual funds within a specified peer group based upon the Peer Group Methodology approved by the Contracts Committee (each, a “Selected Peer Group”). The Board reviewed comparative performance data for the most recent calendar quarter, year-to-date, one-, three-, five- and ten-year periods, where applicable, ending June 30, 2010 and the most recent calendar quarter, year-to-date, one-, three-, and five-year periods ending September 30, 2010. In considering the performance of the Funds, the Board noted the instability of the markets and periods of high volatility during the prior two years and the response of the Adviser and each Sub-Adviser to such volatility. Summaries of selected portions of the performance information reviewed by the Board, together with the Board’s conclusions regarding the performance of each Portfolio, are set forth below under “Portfolio-by-Portfolio Analysis.”

Management Fees, Sub-Advisory Fees and Expenses

Consideration was given to the contractual investment advisory fee rates, inclusive of administrative fee rates, payable by the Funds to the Adviser and its affiliated companies (referred to collectively as “management fees”) and the contractual sub-advisory fee rates payable by the Adviser to each Sub-Adviser for sub-advisory services. As part of its review, the Board considered each Fund’s management fee and total expense ratio, as compared to its Selected Peer Group, both before and after giving effect to any undertaking by the Adviser to waive fees and/or limit the total expenses of a Fund. In addition, the Trustees received information regarding the fees charged by each Sub-Adviser to similarly-managed institutional accounts and other mutual funds, if any, and the comparability (or lack thereof) of the services provided by the Sub-Adviser in managing such accounts and other mutual funds to the services provided in managing the Funds. With respect to the Funds sub-advised by an affiliate of the Adviser, the Board evaluated the reasonableness of the total fees received by the Adviser and its affiliate in the aggregate under the Advisory and Sub-Advisory Agreements. With respect to those Funds sub-advised by a Sub-Adviser that is not affiliated with the Adviser, the Board considered the reasonableness of the fees payable to the Sub-Adviser by the Adviser in light of the ability of the Adviser to negotiate such fees on an arm’s-length basis. Summaries of selected portions of the fee and expense information reviewed with respect to each Portfolio are set forth below under “Portfolio-by-Portfolio Analysis.” After reviewing the foregoing information, and in light of the nature, extent and quality of the services provided by the Adviser and each Sub-Adviser, the Board concluded with respect to each Fund that the management fee charged to the Fund for advisory, sub-advisory and related services is fair and reasonable and that the total expense ratio of the Fund is reasonable.

Profitability

The Board considered information relating to revenues, expenses, and profits realized by the Adviser and each Sub-Adviser attributable to performing advisory, sub-advisory and administrative services for the Funds. With respect to Funds sub-advised by an unaffiliated Sub-Adviser, the Board did not consider the profitability of the Sub-Adviser to be a material factor because the Board believes that the Adviser negotiates sub-advisory fees with the unaffiliated Sub-Adviser on an arm’s-length basis. The Board reviewed

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

profitability data for the Adviser and its affiliated companies, including the distributor of the Funds, relating to (i) each Fund separately, (ii) all Funds as a group, (iii) all “retail” Funds as a group, and (iv) all variable insurance product Funds as a group, in each case for the one-year periods ended December 31, 2009 and December 31, 2008 and the nine-month period ended September 30, 2010. With respect to the Adviser and its affiliates, such information was prepared in accordance with a methodology approved by the Contracts Committee. The Board considered the profitability of the Adviser and its affiliated companies attributable to managing and operating each Fund both with and without the profitability of the distributor of the Funds and both before and after giving effect to any expenses incurred by the Adviser or any affiliated company in making revenue sharing or other payments to third parties, including affiliated insurance companies, for distribution and administrative services. With respect to Funds sub-advised by an affiliate of the Adviser, the Board considered the total profits derived by the Adviser and its affiliate in the aggregate attributable to managing and operating each Fund. The Board also considered other direct or indirect benefits that the Adviser and Sub-Advisers, and any affiliated companies thereof, derive from their relationships with the Funds, including the receipt by certain affiliates of the Adviser, of fees relating to the offering of bundled financial products, such as annuity contracts, and the receipt by Sub-Advisers of “soft dollar” benefits from the Funds’ brokerage. The Board concluded that, in light of the nature, extent and quality of the services provided, the profits realized by the Adviser and its affiliated companies, individually and taken as a whole, with respect to providing advisory, sub-advisory and administrative services for each Fund are reasonable.

Economies of Scale

In considering the reasonableness of the management fee of each Fund, the Board considered the extent to which economies of scale can be expected to be realized by a Fund’s Adviser and its affiliated companies, on the one hand, and by the Fund, on the other hand, as the assets of the Fund increase. The Board noted that the advisory fee schedule for certain Funds includes breakpoints such that, as the assets of the Fund increase, the Fund’s management fee will decrease as a percentage of the Fund’s total assets. The Board recognized the inherent difficulties in measuring precisely the impact of any economies of scale being realized by the Adviser and its affiliated companies with respect to their management of any one or more Funds. In an effort to determine the extent to which economies of scale, if any, will be realized by the Adviser and its affiliated companies as the assets of the Funds grow, the Board considered the profitability data described above relating to the Adviser and its affiliated companies in light of changes in the assets of the Funds over various time periods. The Board noted that the total assets under management of many of the Funds have decreased during the past several years and concluded that the economies of scale realized by the Adviser and its affiliated companies from managing the Funds have not increased with respect to such Funds. The Board also reviewed information regarding the expense ratio of each Fund in light of changes in the assets of the Funds over various time periods, noting that, as the assets of a Fund increase, the fixed expenses of the Fund, as a percentage of the total assets of the Fund, can be expected to decrease. The Board considered such expense information in light of projections provided by the Adviser with respect to the future growth of assets of the Funds. The Board also considered the extent to which economies of scale have been, or are expected to be, realized as a result of the Global Transition. Based upon the foregoing, the Board concluded that the economies of scale being realized by the Adviser and its affiliated companies do not mandate the implementation of breakpoints or additional breakpoints, as the case may be, with respect to any Fund at this time except as otherwise indicated with respect to any specific Portfolio in the Portfolio-by-Portfolio analysis.

Portfolio-by-Portfolio Analysis

In deciding to approve the continuation of each Advisory and Sub-Advisory Agreement for an additional one-year period beginning January 1, 2011, the Board took into account the specific data and factors identified below relating to the performance, fees and expenses of each Fund and actions being taken by the Adviser or Sub-Adviser, as the case may be, with respect to these matters. Except as otherwise indicated, the performance data described below for each Portfolio is for periods ended September 30, 2010 and the management fees and expense data described below are as of June 30, 2010.

ING International Index Portfolio

In evaluating the investment performance of ING International Index Portfolio, the Board noted that the Portfolio’s investment objective is to track the performance of the MSCI EAFE Index and that when the performance of the index is adjusted for expenses, the Portfolio’s performance has corresponded to the performance of the index. The Board concluded that the performance of the Portfolio has been satisfactory.

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

In assessing the reasonableness of the management fee and expense ratio for ING International Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its Selected Peer Group.

ING Euro STOXX 50 Index Portfolio

In evaluating the investment performance of ING Euro STOXX 50 Index Portfolio, the Board noted that the Portfolio’s investment objective is to track the performance of the Dow Jones EURO STOXX Index and that when the performance of the index is adjusted for expenses, the Portfolio’s performance has corresponded to the performance of the index. The Board concluded that the performance of the Portfolio has been satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Euro STOXX 50 Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its Selected Peer Group.

ING FTSE 100 Index Portfolio

In evaluating the investment performance of ING FTSE 100 Index Portfolio, the Board noted that the Portfolio’s investment objective is to track the performance of the FTSE 100 Index and that when the performance of the index is adjusted for expenses, the Portfolio’s performance has corresponded to the performance of the index. The Board concluded that the performance of the Portfolio has been satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING FTSE 100 Index Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

ING Hang Seng Index Portfolio

In evaluating the investment performance of ING Hang Seng Index Portfolio, the Board noted that the Portfolio’s investment objective is to track the performance of the Hang Seng Index and that when the performance of the index is adjusted for expenses, the Portfolio’s performance has corresponded to the performance of the index. The Board concluded that the performance of the Portfolio has been satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Hang Seng Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

ING Japan TOPIX Index Portfolio

In evaluating the investment performance of ING Japan TOPIX Index Portfolio, the Board noted that the Portfolio’s investment objective is to track the performance of the Tokyo Stock Price Index and that when the performance of the index is adjusted for expenses, the Portfolio’s performance has corresponded to the performance of the index. The Board concluded that the performance of the Portfolio has been satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Japan TOPIX Index Portfolio, the Board noted that the management fee for the Portfolio is below the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and the average expense ratios of the funds in its Selected Peer Group.

ING Russell Large Cap Index Portfolio

In evaluating the investment performance of ING Russell Large Cap Index Portfolio, the Board noted that the Portfolio’s investment objective is to track the performance of the Russell Top 200 Index and that when the performance of the index is adjusted for expenses, the performance of the Portfolio has corresponded to the performance of the index. The Board concluded that the performance of the Portfolio has been satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Russell Large Cap Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group.

ING Russell Mid Cap Index Portfolio

In evaluating the investment performance of ING Russell Mid Cap Index Portfolio, the Board noted that the Portfolio’s investment objective is to track the

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

performance of the Russell Midcap Index and that when the performance of the index is adjusted for expenses, the performance of the Portfolio has corresponded to the performance of the index. The Board concluded that the performance of the Portfolio has been satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Russell Mid Cap Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and below the average expense ratios of the funds in its Selected Peer Group.

ING Russell Small Cap Index Portfolio

In evaluating the investment performance of ING Russell Small Cap Index Portfolio, the Board noted that the Portfolio’s investment objective is to track the performance of the Russell 2000 Index and that when the performance of the index is adjusted for expenses, the performance of the Portfolio has corresponded to the performance of the index. The Board concluded that the performance of the Portfolio has been satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Russell Small Cap Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is below the median and above the average expense ratios of the funds in its Selected Peer Group.

ING Russell Large Cap Growth Index Portfolio

In evaluating the investment performance of ING Russell Large Cap Growth Index Portfolio, the Board noted that the Portfolio’s investment objective is to track the performance of the Russell Top 200 Growth Index and that when the performance of the index is adjusted for expenses, the performance of the Portfolio has corresponded to the performance of the index. The Board concluded that the performance of the Portfolio has been satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Russell Large Cap Growth Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group.

ING Russell Large Cap Value Index Portfolio

In evaluating the investment performance of ING Russell Large Cap Value Index Portfolio, the Board noted that the Portfolio’s investment objective is to track the performance of the Russell Top 200 Value Index and that when the performance of the index is adjusted for expenses, the performance of the Portfolio has corresponded to the performance of the index. The Board concluded that the performance of the Portfolio has been satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Russell Large Cap Value Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group.

ING Russell Mid Cap Growth Index Portfolio

In evaluating the investment performance of ING Russell Mid Cap Growth Index Portfolio, the Board noted that the Portfolio’s investment objective is to track the performance of the Russell Midcap Growth Index and that when the performance of the index is adjusted for expenses, the performance of the Portfolio has corresponded to the performance of the index. The Board concluded that the performance of the Portfolio has been satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING Russell Large Cap Value Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group.

ING WisdomTree Global High-Yielding Equity Index Portfolio

In evaluating the investment performance of ING WisdomTree Global High-Yielding Equity Index Portfolio, the Board noted that the Portfolio’s investment objective is to track the performance of WisdomTree Global High-Yielding Equity Index and that when the performance of the index is adjusted for expenses, the performance of the Portfolio has corresponded to the performance of the index. The Board concluded that the performance of the Portfolio has been satisfactory.

In assessing the reasonableness of the management fee and expense ratio for ING WisdomTree Global

ADVISORY CONTRACT APPROVAL DISCUSSION (UNAUDITED) (CONTINUED)

High-Yielding Equity Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group.

ING U.S. Bond Index Portfolio

In evaluating the investment performance of ING U.S. Bond Index Portfolio, the Board noted that the Portfolio’s investment objective is to track the performance of Barclay’s Capital U.S. Aggregate Bond Index and that when the performance of the index is adjusted for expenses, the performance of the Portfolio has corresponded to the performance of the index.

In assessing the reasonableness of the management fee and expense ratio for ING U.S. Bond Index Portfolio, the Board noted that the management fee for the Portfolio is above the median and average management fees of the funds in its Selected Peer Group and that the expense ratio for the Portfolio is above the median and average expense ratios of the funds in its Selected Peer Group. The Board further noted that, at the request of the Contracts Committee, the Adviser agreed to amend the advisory fee schedule to add breakpoints that will result in a sharing of economies of scale attributable to recent increases in the assets of the Portfolio.

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Investment Adviser
ING Investments, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Administrator
ING Funds Services, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Distributor
ING Investments Distributor, LLC
7337 East Doubletree Ranch Road, Suite 100
Scottsdale, Arizona 85258

Transfer Agent
BNY Mellon Investment Servicing (U.S.) Inc.
301 Bellevue Parkway
Wilmington, Delaware 19809

Independent Registered Public Accounting Firm
KPMG LLP
Two Financial Center
60 South Street
Boston, Massachusetts 02111

Custodian
The Bank of New York Mellon
One Wall Street
New York, New York 10286

Legal Counsel
Goodwin Procter LLP
Exchange Place
53 State Street
Boston, Massachusetts 02109

Before investing, carefully consider the investment objectives, risks, charges and expenses of the variable annuity contract and the underlying variable investment options. This and other information is contained in the prospectus for the variable annuity contract and the underlying variable investment options. Obtain these prospectuses from your agent/registered representative and read them carefully before investing.

VPAR-AVIPALL (1210-021811)

Item 2. Code of Ethics.

As of the end of the period covered by this report, Registrant had adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to the Registrant’s principal executive officer and principal financial officer.  There were no amendments to the Code during the period covered by the report.  The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code during the period covered by this report.  The code of ethics is filed herewith pursuant to Item 10(a)(1), Exhibit 99.CODE ETH.

Item 3. Audit Committee Financial Expert.

The Board of Trustees has determined that Corine Norgaard and Joseph Obermeyer are each audit committee financial experts, as defined in Item 3 of Form N-CSR.  Ms. Norgaard and Mr. Obermeyer are both “independent” for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a)                                  Audit Fees:  The aggregate fees billed for each of the last two fiscal years for professional services rendered by KPMG LLP (“KPMG”), the principal accountant for the audit of the registrant’s annual financial statements, for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years were $337,214 for year ended December 31, 2010 and $284,596 for year ended December 31, 2009.

(b)                                 Audit-Related Fees:  The aggregate fees billed in each of the last two fiscal years for assurance and related services by KPMG that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item were $38,700 for year ended December 31, 2010 and $47,905 for year ended December 31, 2009.

(c)                                  Tax Fees:  The aggregate fees billed in each of the last two fiscal years for professional services rendered by KPMG for tax compliance, tax advice, and tax planning were $57,022 in the year ended December 31, 2010 and $103,801 in the year ended December 31, 2009.  Such services included review of excise distribution calculations (if applicable), preparation of the Funds’ federal, state and excise tax returns, tax services related to mergers and routine consulting.

(d)                                 All Other Fees:  The aggregate fees billed in each of the last two fiscal years for products and services provided by KPMG, other than the services reported in paragraphs (a) through (c) of this Item were $10,000 in the year ended December 31, 2010 and $7,500 in the year ended December 31, 2009.

(e) (1)      Audit Committee Pre-Approval Policies and Procedures

2

AUDIT AND NON-AUDIT SERVICES
PRE-APPROVAL POLICY

I.              Statement of Principles

Under the Sarbanes-Oxley Act of 2002 (the “Act”), the Audit Committee of the Board of Directors or Trustees (the “Committee”) of the ING Funds (each a “Fund,” collectively, the “Funds”) set out under Paragraph I on Exhibit A to this Audit and Non-Audit Services Pre-Approval Policy (“Policy”) is responsible for the oversight of the work of the Funds’ independent auditors.  As part of its responsibilities, the Committee must pre-approve the audit and non-audit services performed by the auditors in order to assure that the provision of these services does not impair the auditors’ independence from the Funds.  The Committee has adopted, and the Board has ratified, this Policy, which sets out the procedures and conditions under which the services of the independent auditors may be pre-approved.

Under Securities and Exchange Commission (“SEC”) rules promulgated in accordance with the Act, the Funds’ may establish two different approaches to pre-approving audit and non-audit services.  The Committee may approve services without consideration of specific case-by-case services (“general pre-approval”) or it may pre-approve specific services (“specific pre-approval”).  The Committee believes that the combination of these approaches contemplated in this Policy results in an effective and efficient method for pre-approving audit and non-audit services to be performed by the Funds’ independent auditors.  Under this Policy, services that are not of a type that may receive general pre-approval require specific pre-approval by the Committee.  Any proposed services that exceed pre-approved cost levels or budgeted amounts will also require the Committee’s specific pre-approval.

For both types of approval, the Committee considers whether the subject services are consistent with the SEC’s rules on auditor independence and that such services are compatible with maintaining the auditors’ independence.  The Committee also considers whether a particular audit firm is in the best position to provide effective and efficient services to the Funds.  Reasons that the auditors are in the best position include the auditors’ familiarity with the Funds’ business, personnel, culture, accounting systems, risk profile, and other factors, and whether the services will enhance the Funds’ ability to manage and control risk or improve audit quality.  Such factors will be considered as a whole, with no one factor being determinative.

The appendices attached to this Policy describe the audit, audit-related, tax-related, and other services that have the Committee’s general pre-approval.  For any service that has been approved through general pre-approval, the general pre-approval will remain in place for a period 12 months from the date of pre-approval, unless the Committee determines that a different period is appropriate.  The Committee will annually review and pre-approve the services that may be provided by the independent auditors without specific pre-approval.  The Committee will revise the list of services subject to general pre-approval as appropriate.  This Policy does not serve as a delegation to Fund management of the Committee’s duty to pre-approve services performed by the Funds’ independent auditors.

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II.            Audit Services

The annual audit services engagement terms and fees are subject to the Committee’s specific pre-approval.  Audit services are those services that are normally provided by auditors in connection with statutory and regulatory filings or engagements or those that generally only independent auditors can reasonably provide.  They include the Funds’ annual financial statement audit and procedures that the independent auditors must perform in order to form an opinion on the Funds’ financial statements (e.g., information systems and procedural reviews and testing).  The Committee will monitor the audit services engagement and approve any changes in terms, conditions or fees deemed by the Committee to be necessary or appropriate.

The Committee may grant general pre-approval to other audit services, such as statutory audits and services associated with SEC registration statements, periodic reports and other documents filed with the SEC or issued in connection with securities offerings.

The Committee has pre-approved the audit services listed on Appendix A.  The Committee must specifically approve all audit services not listed on Appendix A.

III.           Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or the review of the Funds’ financial statements or are traditionally performed by the independent auditors.  The Committee believes that the provision of audit-related services will not impair the independent auditors’ independence, and therefore may grant pre-approval to audit-related services.  Audit-related services include accounting consultations related to accounting, financial reporting or disclosure matters not classified as “audit services;” assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures relating to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Form N-SAR or Form N-CSR.

The Committee has pre-approved the audit-related services listed on Appendix B.  The Committee must specifically approve all audit-related services not listed on Appendix B.

IV.           Tax Services

The Committee believes the independent auditors can provide tax services to the Funds, including tax compliance, tax planning, and tax advice, without compromising the auditors’ independence.  Therefore, the Committee may grant general pre-approval with respect to tax services historically provided by the Funds’ independent auditors that do not, in the Committee’s view, impair auditor independence and that are consistent with the SEC’s rules on auditor independence.

The Committee will not grant pre-approval if the independent auditors initially recommends a transaction the sole business purpose of which is tax avoidance and the tax treatment of which may

4

not be supported in the Internal Revenue Code and related regulations.  The Committee may consult outside counsel to determine that tax planning and reporting positions are consistent with this Policy.

The Committee has pre-approved the tax-related services listed on Appendix C.  The Committee must specifically approve all tax-related services not listed on Appendix C.

V.            Other Services

The Committee believes it may grant approval of non-audit services that are permissible services for independent auditors to a Fund.  The Committee has determined to grant general pre-approval to other services that it believes are routine and recurring, do not impair auditor independence, and are consistent with SEC rules on auditor independence.

The Committee has pre-approved the non-audit services listed on Appendix D.  The Committee must specifically approve all non-audit services not listed on Appendix D.

A list of the SEC’s prohibited non-audit services is attached to this Policy as Appendix E.  The SEC’s rules and relevant guidance should be consulted to determine the precise definitions of these impermissible services and the applicability of exceptions to certain of the SEC’s prohibitions.

VI.           Pre-approval of Fee levels and Budgeted Amounts

The Committee will annually establish pre-approval fee levels or budgeted amounts for audit, audit-related, tax and non-audit services to be provided to the Funds by the independent auditors.  Any proposed services exceeding these levels or amounts require the Committee’s specific pre-approval.  The Committee considers fees for audit and non-audit services when deciding whether to pre-approve services.  The Committee may determine, for a pre-approval period of 12 months, the appropriate ratio between the total amount of fees for the Fund’s audit, audit-related, and tax services (including fees for services provided to Fund affiliates that are subject to pre-approval), and the total amount of fees for certain permissible non-audit services for the Fund classified as other services (including any such services provided to Fund affiliates that are subject to pre-approval).

VII.         Procedures

Requests or applications for services to be provided by the independent auditors will be submitted to management.  If management determines that the services do not fall within those services generally pre-approved by the Committee and set out in the appendices to these procedures, management will submit the services to the Committee or its delagee.  Any such submission will include a detailed description of the services to be rendered.

Notwithstanding this paragraph, the Committee will, on quarterly basis, receive from the independent auditors a list of services provided to date by the auditors during Pre-Approval Period.

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VIII.        Delegation

The Committee may delegate pre-approval authority to one or more of the Committee’s members.  Any member or members to whom such pre-approval authority is delegated must report any pre-approval decisions, including any pre-approved services, to the Committee at its next scheduled meeting.  The Committee will identify any member to whom pre-approval authority is delegated in writing.  The member will retain such authority for a period of 12 months from the date of pre-approval unless the Committee determines that a different period is appropriate.  The period of delegated authority may be terminated by the Committee or at the option of the member.

IX.           Additional Requirements

The Committee will take any measures the Committee deems necessary or appropriate to oversee the work of the independent auditors and to assure the auditors’ independence from the Funds.  This may include reviewing a formal written statement from the independent auditors delineating all relationships between the auditors and the Funds, consistent with Independence Standards Board No. 1, and discussing with the auditors their methods and procedures for ensuring independence.

Effective April 23, 2008, the KPMG LLP (“KPMG”) audit team for the ING Funds accepted the global responsibility for monitoring the auditor independence for KPMG relative to the ING Funds.  Using a proprietary system called Sentinel, the audit team is able to identify and manage potential conflicts of interest across the member firms of the KPMG International Network and prevent the provision of prohibited services to the ING entities that would impair KPMG independence with the respect to the ING Funds.  In addition to receiving pre-approval from the ING Funds Audit Committee for services provided to the ING Funds and for services for ING entities in the Investment Company Complex, the audit team has developed a process for periodic notification via email to the ING Funds’ Audit Committee Chairpersons regarding requests to provide services to ING Groep NV and its affiliates from KPMG offices worldwide.   Additionally, KPMG provides a quarterly summary of the fees for services that have commenced for ING Groep NV and Affiliates at each Audit Committee Meeting.

Date last approved: September 22, 2010

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Appendix A
Pre-Approved Audit Services for the Pre-Approval Period  September 22, 2010 through December 31, 2011

Service

	The Fund(s)	Fee Range
Statutory audits or financial audits (including tax services associated with audit services)	Ö	As presented to Audit Committee(1)

Services associated with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings (e.g., consents), and assistance in responding to SEC comment letters.

	Ö	Not to exceed $9,750 per filing

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies.

	Ö	Not to exceed $8,000 during the Pre-Approval Period

(1)          For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, pro-rated in accordance with inception dates as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

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Appendix B
Pre-Approved Audit-Related Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service

	The Fund(s)	Fund Affiliates	Fee Range
Services related to Fund mergers (Excluding tax services — See Appendix C for tax services associated with fund mergers)	Ö	Ö	Not to exceed $10,000 per merger

Consultations by Fund management with respect to accounting or disclosure treatment of transactions or events and/or the actual or potential effect of final or proposed rules, standards or interpretations by the SEC, Financial Accounting Standards Board, or other regulatory or standard setting bodies. [Note: Under SEC rules some consultations may be “audit” services and others may be “audit-related” services.]

	Ö		Not to exceed $5,000 per occurrence during the Pre-Approval Period
Review of the Funds’ semi-annual financial statements	Ö		Not to exceed $2,400 per set of financial statements per fund
Reports to regulatory or government agencies related to the annual engagement	Ö		Up to $5,000 per occurrence during the Pre-Approval Period
Regulatory compliance assistance	Ö	Ö	Not to exceed $5,000 per quarter
Training courses		Ö	Not to exceed $2,000 per course

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Appendix C
Pre-Approved Tax Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service

	The Fund(s)	Fund Affiliates	Fee Range
Preparation of federal and state income tax returns and federal excise tax returns for the Funds including assistance and review with excise tax distributions.	Ö		As presented to Audit Committee(2)
Review of IRC Sections 851(b) and 817(h) diversification testing on a real-time basis	Ö		As presented to Audit Committee(2)
Assistance and advice regarding year-end reporting for 1099’s	Ö		As presented to Audit Committee(2)
Tax assistance and advice regarding statutory, regulatory or administrative developments	Ö	Ö	Not to exceed $5,000 in aggregate for the Funds or for the Funds’ investment adviser during the Pre-Approval Period
Tax training courses		Ö	Not to exceed $2,000 per course during the Pre-Approval Period

(2)          For new Funds launched during the Pre-Approval Period, the fee ranges pre-approved will be the same as those for existing Funds, as provided in KPMG’s Proposal or any Engagement Letter covering the period at issue.  Fees in the Engagement Letter will be controlling.

9

Service

	The Fund(s)	Fund Affiliates	Fee Range
Tax services associated with Fund mergers	Ö	Ö	Not to exceed $4,000 per fund per merger during the Pre-Approval Period

Other tax-related assistance and consultation, including, without limitation, assistance in evaluating derivative financial instruments and international tax issues, qualification and distribution issues, and similar routine tax consultations

	Ö		Not to exceed $50,000 during the Pre-Approval Period

10

Appendix D
Pre-Approved Other Services for the Pre-Approval Period September 22, 2010 through December 31, 2011

Service

	The Fund(s)	Fund Affiliates	Fee Range
Agreed-upon procedures for Class B share 12b-1 programs		Ö	Not to exceed $60,000 during the Pre-Approval Period

Security counts performed pursuant to Rule 17f-2 of the 1940 Act (i.e., counts for Funds holding securities with affiliated sub-custodians)

(Cost to be split 50% the funds and 50% ING Investments, LLC)

	Ö	Ö	Not to exceed $5,000 per Fund during the Pre-Approval Period

11

Appendix E

Prohibited Non-Audit Services
Dated:    2010 and 2011

•                  Bookkeeping or other services related to the accounting records or financial statements of the Funds

•                  Financial information systems design and implementation

•                  Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•                  Actuarial services

•                  Internal audit outsourcing services

•                  Management functions

•                  Human resources

•                  Broker-dealer, investment adviser, or investment banking services

•                  Legal services

•                  Expert services unrelated to the audit

•                  Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible

12

EXHIBIT A

ING BALANCED PORTFOLIO, INC.

ING STRATEGIC ALLOCATION PORTFOLIOS, INC.

ING INTERMEDIATE BOND PORTFOLIO

ING MONEY MARKET PORTFOLIO

ING VARIABLE FUNDS

ING VARIABLE PORTFOLIOS, INC.

ING SERIES FUND, INC.

13

(e) (2)                     Percentage of services referred to in 4(b) — (4)(d) that were approved by the audit committee

100% of the services were approved by the audit committee.

(f)                                    Percentage of hours expended attributable to work performed by other than full time employees of KPMG if greater than 50%.

Not applicable.

(g)                                 Non-Audit Fees:  The non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant were $1,220,728 for year ended December 31, 2010 and $2,106,219 for year ended December 31, 2009.

(h)                                 Principal Accountants Independence:  The Registrant’s Audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining KPMG’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

14

Item 6.  Schedule of Investments

Summary schedule is included as part of the report to shareholders filed under Item 1 of this Form, if applicable.

Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors

ING Variable Portfolios, Inc.

We have audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the statements of assets and liabilities, including the summary portfolios of investments, of ING BlackRock Science and Technology Opportunities Portfolio, ING FTSE 100 Index® Portfolio, ING Index Plus LargeCap Portfolio, ING Index Plus MidCap Portfolio, ING Index Plus SmallCap Portfolio, ING International Index Portfolio, ING Japan TOPIX Index Portfolio (formerly, ING Japan Equity Index Portfolio), ING RussellTM Large Cap Growth Index Portfolio, ING RussellTM Large Cap Index Portfolio, ING RussellTM Large Cap Value Index Portfolio, ING RussellTM Mid Cap Growth Index Portfolio, ING RussellTM Mid Cap Index Portfolio, ING RussellTM Small Cap Index Portfolio, ING Small Company Portfolio, ING U.S. Bond Index Portfolio, and ING WisdomTreeSM Global High-Yielding Equity Index Portfolio, each a series of the ING Variable Portfolios, Inc., as of December 31, 2010, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years or periods in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended and have issued our unqualified reports thereon dated February 18, 2011, February 21, 2011, and February 24, 2011 (which reports and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). In connection with our audits of the aforementioned financial statements and financial highlights, we also audited the related portfolios of investments included in Item 6 of this Form N-CSR.  The portfolios of investments are the responsibility of management.  Our responsibility is to express an opinion on the portfolios of investments based on our audits.

In our opinion, the portfolios of investments, when considered in relation to the basic financial statements taken as a whole, present fairly, in all material respects, the information set forth therein.

Boston, Massachusetts
March 7, 2011

PORTFOLIO OF INVESTMENTS
ING BlackRock Science and Technology Opportunities Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 96.7%
		Consumer Discretionary: 2.2%
28,500	@	Amazon.com, Inc.	$5,130,000
65,400		Panasonic Corp.	923,369
6,900	@	Priceline.com, Inc.	2,756,895
			8,810,264
		Health Care: 4.4%
85,900	@	Agilent Technologies, Inc.	3,558,837
292,300	@	Boston Scientific Corp.	2,212,711
24,100	@	Genzyme Corp.	1,715,920
79,800		Medtronic, Inc.	2,959,782
54,700		Novartis AG	3,219,949
107,200		Pfizer, Inc.	1,877,072
40,400	@	Thermo Fisher Scientific, Inc.	2,236,544
			17,780,815
		Industrials: 0.6%
137,900	L	Asahi Glass Co., Ltd.	1,603,754
7,800		Nidec Corp.	786,506
			2,390,260
		Information Technology: 87.1%
46,800		Accenture PLC	2,269,332
43,800	@	ACI Worldwide, Inc.	1,176,906
50,900	@	Acme Packet, Inc.	2,705,844
45,200	@	Akamai Technologies, Inc.	2,126,660
55,900		Altera Corp.	1,988,922
52,200	@	Amdocs Ltd.	1,433,934
65,500		Amphenol Corp.	3,457,090
40,800	@	Anaren, Inc.	850,680
105,100	@	Apple, Inc.	33,901,056
291,800		Applied Materials, Inc.	4,099,790
128,500	@	Applied Micro Circuits Corp.	1,372,380
150,700	@	Ariba, Inc.	3,539,943
359,500		ARM Holdings PLC	2,453,663
47,300	@	Arrow Electronics, Inc.	1,620,025
84,700	L	ASM Pacific Technology	1,069,706
36,300	@	Atheros Communications, Inc.	1,303,896
216,070	@	AU Optronics Corp. ADR	2,251,449
50,200	@	Autodesk, Inc.	1,917,640
67,200		Automatic Data Processing, Inc.	3,110,016
57,600		Avago Technologies Ltd.	1,639,872
24,800	@	Baidu.com ADR	2,393,944
100,100	@	BMC Software, Inc.	4,718,714
133,800		Broadcom Corp.	5,826,990
117,900		CA, Inc.	2,881,476
63,100	@	Camelot Information Systems, Inc. ADR	1,509,352
72,000	@	Cavium Networks, Inc.	2,712,960
49,400	@	Check Point Software Technologies	2,285,244
38,700	@, L	Chinacache International ADR	804,960
377,600	@	Cisco Systems, Inc.	7,638,848
91,900	@	Citrix Systems, Inc.	6,286,879
91,700	@	Cognizant Technology Solutions Corp.	6,720,693
72,500	@	Compellent Technologies, Inc.	2,000,275
244,800	@	Compuware Corp.	2,856,816
164,300	@	Convergys Corp.	2,163,831
101,500		Corning, Inc.	1,960,980
228,900	@	eBay, Inc.	6,370,287
395,300	@	EMC Corp.	9,052,370
78,300	@	F5 Networks, Inc.	10,191,529
41,800	@	Fabrinet	898,700
60,800	@	Finisar Corp.	1,805,152
53,800	@	Fortinet, Inc.	1,740,430
20,110	@	Google, Inc. - Class A	11,944,737
154,200		Hewlett-Packard Co.	6,491,820
413,800		Hitachi Ltd.	2,196,934
96,800	@	Hynix Semiconductor, Inc.	2,042,218
279,100		Intel Corp.	5,869,473
93,300		International Business Machines Corp.	13,692,708
116,600	@	IntraLinks Holdings, Inc.	2,181,586
79,700	@	Intuit, Inc.	3,929,210
145,700	@	JDS Uniphase Corp.	2,109,736
143,900	@	Juniper Networks, Inc.	5,312,788
64,700		KLA-Tencor Corp.	2,500,008
85,000	@	Lam Research Corp.	4,401,300
288,200	@	Marvell Technology Group Ltd.	5,346,110
50,400	@	McAfee, Inc.	2,334,024
173,500	@	MEMC Electronic Materials, Inc.	1,953,610

197,400	@	Micron Technology, Inc.		1,583,148
330,000		Microsoft Corp.		9,213,600
251,100	@	Motorola, Inc.		2,277,477
77,400	@	NetApp, Inc.		4,253,904
35,600	@	Netlogic Microsystems, Inc.		1,118,196
103,900	L	Nokia OYJ ADR		1,072,248
128,600	@	Novellus Systems, Inc.		4,156,352
267,100		Oracle Corp.		8,360,230
214,800	@	PMC - Sierra, Inc.		1,845,132
92,900	@	Polycom, Inc.		3,621,242
83,400	@	Progress Software Corp.		3,529,488
63,700	@	QLogic Corp.		1,084,174
194,780		Qualcomm, Inc.		9,639,662
70,400	@	Rackspace Hosting, Inc.		2,211,264
51,700	@	Radware Ltd.		1,939,267
71,200	@	RDA Microelectronics, Inc. ADR		1,038,096
124,400	@	Red Hat, Inc.		5,678,860
27,200	@	Research In Motion Ltd.		1,581,136
30	@	Rovi Corp.		1,860
17,300	@	Salesforce.com, Inc.		2,283,600
3,000		Samsung Electronics Co., Ltd.		2,505,409
50,700	@	Sandisk Corp.		2,527,902
54,300	L	SAP AG ADR		2,748,123
134,000	L	Shinko Electric Industries		1,494,998
237,200	L	Siliconware Precision Industries Co. ADR		1,411,340
4,300	@, L	SouFun Holdings Ltd. ADR		307,536
26,700	@	Sourcefire, Inc.		692,331
97,300	@, L	STEC, Inc.		1,717,345
128,900	@	Symantec Corp.		2,157,786
142,300		Taiwan Semiconductor Manufacturing Co., Ltd. ADR		1,784,442
90,200	@	Taleo Corp.		2,494,030
150,000		Tellabs, Inc.		1,017,000
84,700	@	Teradata Corp.		3,486,252
174,500	@	Teradyne, Inc.		2,449,980
221,500		Texas Instruments, Inc.		7,198,750
134,700	@	Triquint Semiconductor, Inc.		1,574,643
99,100	@	VeriSign, Inc.		3,237,597
90,000	@	Vishay Intertechnology, Inc.		1,321,200
29,900	@	VMware, Inc.		2,658,409
113,400		Western Union Co.		2,105,838
288,700		Xerox Corp.		3,325,824
47,800		Xilinx, Inc.		1,385,244
250,200	@	Yahoo!, Inc.		4,160,826
				349,667,237
		Telecommunication Services: 2.4%
73,600	@	American Tower Corp.		3,800,704
112,600		AT&T, Inc.		3,308,188
174,700		VimpelCom Ltd. ADR		2,627,488
				9,736,380
		Total Common Stock (Cost $291,010,051)		388,384,956

SHORT-TERM INVESTMENTS: 5.4%
		Mutual Funds: 3.6%
14,344,364		Blackrock Liquidity Funds TempFund Portfolio - Class I		14,344,364

		Total Mutual Funds (Cost $14,344,364)		14,344,364

		Securities Lending Collateral(cc): 1.8%
6,905,608		BNY Mellon Overnight Government Fund (1)		6,905,608
396,801	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		317,441

		Total Securities Lending Collateral (Cost $7,302,409)		7,223,049

		Total Short-Term Investments (Cost $21,646,773)		21,567,413

		Total Investments in Securities (Cost $312,656,824)*	102.1%	$409,952,369
		Other Assets and Liabilities - Net	(2.1)	(8,390,227)
		Net Assets	100.0%	$401,562,142

	@	Non-income producing security
	ADR	American Depositary Receipt
	(cc)	Securities purchased with cash collateral for securities loaned.
	(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
	(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

	R	Restricted security
	L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

PORTFOLIO OF INVESTMENTS
ING Euro STOXX 50® Index Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 98.0%
		Consumer Discretionary: 7.6%
135,265		Bayerische Motoren Werke AG	$10,657,128
375,087	@	DaimlerChrysler AG	25,380,226
105,331		LVMH Moet Hennessy Louis Vuitton S.A.	17,348,509
505,559		Vivendi	13,661,042
			67,046,905
		Consumer Staples: 8.4%
304,107		Anheuser-Busch InBev NV	17,376,425
249,160		Carrefour S.A.	10,273,504
250,514		Groupe Danone	15,751,603
97,466		L’Oreal S.A.	10,837,417
634,913		Unilever NV	19,807,759
			74,046,708
		Energy: 9.0%
996,351		ENI S.p.A.	21,837,437
323,464		Repsol YPF S.A.	9,058,162
907,927		Total S.A.	48,358,488
			79,254,087
		Financials: 25.9%
190,338		Allianz AG	22,615,143
546,278		Assicurazioni Generali S.p.A.	10,400,937
758,561		AXA S.A.	12,626,581
1,838,897	L	Banco Bilbao Vizcaya Argentaria S.A.	18,740,713
3,398,841		Banco Santander Central Hispano S.A.	36,217,457
408,183		BNP Paribas	25,995,791
434,545		Credit Agricole S.A.	5,525,557
391,854		Deutsche Bank AG	20,492,393
82,052		Deutsche Boerse AG	5,669,061
1,578,979	@, **	ING Groep NV	15,404,117
4,366,120		Intesa Sanpaolo S.p.A.	11,869,909
71,196		Muenchener Rueckversicherungs AG	10,782,971
302,483		Societe Generale	16,275,653
6,945,807		UniCredito Italiano S.p.A.	14,399,817
			227,016,100
		Health Care: 6.3%
347,957		Bayer AG	25,793,132
457,537		Sanofi-Aventis	29,333,061
			55,126,193
		Industrials: 11.2%
84,177		Alstom	4,034,704
177,291		Cie de Saint-Gobain	9,131,473
403,177		Koninklijke Philips Electronics NV	12,360,332
110,434		Schneider Electric S.A.	16,558,038
363,206		Siemens AG	44,992,013
213,153		Vinci S.A.	11,599,299
			98,675,859
		Information Technology: 4.1%
1,531,183		Nokia OYJ	15,861,252
388,941		SAP AG	19,837,027
			35,698,279
		Materials: 7.5%
115,045		Air Liquide	14,566,358
355,588	@	ArcelorMittal	13,532,506
22,103		ArcelorMittal	841,167
386,741		BASF AG	30,863,086
51,341		CRH PLC	1,071,179
242,150		CRH PLC	5,022,913
			65,897,209
		Telecommunication Services: 8.6%
1,253,568		Deutsche Telekom AG	16,160,010
780,360		France Telecom S.A.	16,329,703
4,242,719		Telecom Italia S.p.A.	5,504,740
1,627,207	@	Telefonica S.A.	37,149,204
			75,143,657
		Utilities: 9.4%
841,963		E.ON AG	25,712,578
2,605,654		Enel S.p.A.	13,057,059
544,975		Gaz de France	19,572,872
1,638,904		Iberdrola S.A.	12,707,427
173,986		RWE AG	11,620,499
			82,670,435
		Total Common Stock (Cost $874,190,988)	860,575,432

REAL ESTATE INVESTMENT TRUSTS: 0.8%
		Financials: 0.8%
37,305	@	Unibail		7,386,322

		Total Real Estate Investment Trusts (Cost $6,243,610)		7,386,322

		Total Long-Term Investments (Cost $880,434,598)		867,961,754

SHORT-TERM INVESTMENTS: 1.4%
		Securities Lending Collateral(cc): 1.4%
12,736,572		BNY Mellon Overnight Government Fund (1)		12,736,572

		Total Short-Term Investments (Cost $12,736,572)		12,736,572

		Total Investments in Securities (Cost $893,171,170)*	100.2%	$880,698,326
		Other Assets and Liabilities - Net	(0.2)	(2,083,087)
		Net Assets	100.0%	$878,615,239

	@	Non-income producing security
	(cc)	Securities purchased with cash collateral for securities loaned.
	(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
	L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
	**	Investment in affiliate

PORTFOLIO OF INVESTMENTS
ING FTSE 100 Index® Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 97.6%
		Consumer Discretionary: 5.4%
361,442	L	British Sky Broadcasting PLC	$4,147,510
118,937		Burberry Group PLC	2,090,307
58,437		Carnival PLC	2,718,042
516,737		Compass Group PLC	4,689,858
436,179		GKN PLC	1,513,987
78,669		Intercontinental Hotels Group PLC	1,536,712
644,002		Kingfisher PLC	2,653,103
436,183		Marks & Spencer Group PLC	2,515,244
50,737		Next PLC	1,567,000
221,191		Pearson PLC	3,485,772
333,327		Reed Elsevier PLC	2,815,608
153,692		TUI Travel PLC	592,284
48,310		Whitbread PLC	1,351,809
346,009		WPP PLC	4,277,559
			35,954,795
		Consumer Staples: 14.7%
108,876		Associated British Foods PLC	2,010,007
548,923		British American Tobacco PLC	21,114,854
692,489		Diageo PLC	12,830,435
279,526		Imperial Tobacco Group PLC	8,592,516
507,889		J Sainsbury PLC	2,983,776
199,290		Reckitt Benckiser PLC	10,963,880
323,631		SABMiller PLC	11,401,220
2,186,335		Tesco PLC	14,497,624
359,604		Unilever PLC	11,045,638
730,397		WM Morrison Supermarkets PLC	3,051,631
			98,491,581
		Energy: 18.8%
91,150		Amec PLC	1,639,236
926,324		BG Group PLC	18,790,674
5,180,547		BP PLC	38,185,461
384,207	@	Cairn Energy PLC	2,522,364
107,477	@	Essar Energy PLC	975,520
71,174		Petrofac Ltd.	1,768,459
975,308		Royal Dutch Shell PLC - Class A	32,563,957
746,962		Royal Dutch Shell PLC - Class B	24,735,297
243,251		Tullow Oil PLC	4,803,595
			125,984,563
		Financials: 19.0%
264,931		3i Group PLC	1,361,031
55,323		Admiral Group PLC	1,308,521
771,306		Aviva PLC	4,741,100
3,342,045		Barclays PLC	13,812,275
4,841,177		HSBC Holdings PLC	49,477,372
182,527		ICAP PLC	1,526,204
147,688		Investec PLC	1,216,693
1,611,543		Legal & General Group PLC	2,440,744
11,042,463	@	Lloyds TSB Group PLC	11,399,131
514,297		Man Group PLC	2,384,736
1,492,011		Old Mutual PLC	2,873,173
693,864		Prudential PLC	7,248,927
397,964		Resolution Ltd.	1,455,999
948,328		Royal & Sun Alliance Insurance Group	1,853,996
4,781,246	@	Royal Bank of Scotland Group PLC	2,936,240
46,607		Schroders PLC	1,351,529
16,577		Schroders PLC - Non Voting	379,079
641,248		Standard Chartered PLC	17,310,865
621,294	L	Standard Life PLC	2,098,331
			127,175,946
		Health Care: 7.8%
388,526		AstraZeneca PLC	17,706,827
1,440,790		GlaxoSmithKline PLC	27,940,966
153,785		Shire PLC	3,708,078
244,057		Smith & Nephew PLC	2,576,960
			51,932,831
		Industrials: 4.8%
75,267		Aggreko PLC	1,741,640
936,853		BAE Systems PLC	4,825,526
316,169	@	British Airways PLC	1,347,673
90,215		Bunzl PLC	1,012,962
168,585		Capita Group PLC	1,833,448
280,519		Experian Group Ltd.	3,493,914

387,164		Group 4 Securicor PLC		1,535,873
90,763		IMI PLC		1,339,755
43,637		Intertek Group PLC		1,206,545
221,766		Invensys PLC		1,225,645
509,147	@	Rolls-Royce Group PLC		4,960,736
32,585,408	@	Rolls-Royce Group PLC		50,804
134,439		Serco Group PLC		1,167,065
106,608		Smiths Group PLC		2,072,420
57,736		Weir Group PLC		1,604,061
77,617	@	Wolseley PLC		2,484,683
				31,902,750
		Information Technology: 0.8%
360,120		ARM Holdings PLC		2,457,894
65,994	@	Autonomy Corp. PLC		1,552,585
359,785		Sage Group PLC		1,536,804
				5,547,283
		Materials: 15.5%
33,825		African Barrick Gold Ltd.		322,057
364,554		Anglo American PLC		19,070,747
108,420		Antofagasta PLC		2,743,353
606,789		BHP Billiton PLC		24,412,138
106,216		Eurasian Natural Resources Corp.		1,746,656
59,153		Fresnillo PLC		1,547,879
59,023		Johnson Matthey PLC		1,880,464
58,864		Kazakhmys PLC		1,494,228
55,594	@	Lonmin PLC		1,711,308
24,742		Randgold Resources Ltd.		2,040,281
240,659		Rexam PLC		1,249,827
419,905		Rio Tinto PLC		29,931,395
36,429	L	Vedanta Resources PLC		1,437,177
609,847		Xstrata PLC		14,451,026
				104,038,536
		Telecommunication Services: 6.8%
2,126,096		BT Group PLC		6,038,544
125,562		Inmarsat PLC		1,320,537
14,469,722		Vodafone Group PLC		37,985,031
				45,344,112
		Utilities: 4.0%
1,416,486		Centrica PLC		7,339,233
417,553		International Power PLC		2,859,565
951,879		National Grid PLC		8,227,314
253,055		Scottish & Southern Energy PLC		4,833,905
64,757		Severn Trent PLC		1,497,164
185,589		United Utilities Group PLC		1,717,009
				26,474,190
		Total Common Stock (Cost $558,992,659)		652,846,587

REAL ESTATE INVESTMENT TRUSTS: 1.0%
		Financials: 1.0%
240,188		British Land Co. PLC		1,971,575
172,773		Capital Shopping Centres Group PLC		1,126,923
194,540		Hammerson PLC		1,267,787
210,021		Land Securities Group PLC		2,215,408

		Total Real Estate Investment Trusts (Cost $5,927,637)		6,581,693

MUTUAL FUNDS: 0.1%
		Closed-End Funds: 0.1%
181,750		Alliance Trust PLC		1,055,533

		Total Mutual Funds (Cost $878,357)		1,055,533

		Total Long-Term Investments (Cost $565,798,653)		660,483,813

SHORT-TERM INVESTMENTS: 0.5%
		Securities Lending Collateral(cc): 0.5%
3,137,068		BNY Mellon Overnight Government Fund (1)		3,137,068

		Total Short-Term Investments (Cost $3,137,068)		3,137,068

		Total Investments in Securities (Cost $568,935,721)*	99.2%	$663,620,881
		Other Assets and Liabilities - Net	0.8	5,303,882
		Net Assets	100.0%	$668,924,763

@	Non-income producing security
(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

PORTFOLIO OF INVESTMENTS
ING Hang Seng Index Portfolio	as of December 31, 2010

Shares				Value

COMMON STOCK: 96.0%
		China: 34.2%
1,089,728	@	Aluminum Corp. of China Ltd.		$993,166
17,320,746		Bank of China Ltd.		9,131,096
1,831,047		Bank of Communications Co., Ltd.		1,842,697
1,134,000		China Coal Energy Co. - Class H		1,768,834
16,599,107		China Construction Bank		14,870,261
2,054,911		China Life Insurance Co., Ltd.		8,366,804
4,634,337		China Petroleum & Chemical Corp.		4,434,080
938,841		China Shenhua Energy Co., Ltd.		3,934,624
592,261	@	Foxconn International Holdings Ltd.		413,421
15,581,340		Industrial and Commercial Bank of China Ltd.		11,599,547
5,826,604		PetroChina Co., Ltd.		7,652,786
473,716		Ping An Insurance Group Co. of China Ltd.		5,287,460
277,675		Tencent Holdings Ltd.		6,028,170
				76,322,946
		Hong Kong: 47.3%
451,184		Bank of East Asia Ltd.		1,888,007
1,281,000		Belle International Holdings		2,163,751
1,022,129		BOC Hong Kong Holdings Ltd.		3,475,775
325,818		Cathay Pacific Airways Ltd.		898,774
383,739		Cheung Kong Holdings Ltd.		5,913,985
302,285		China Merchants Holdings International Co., Ltd.		1,193,248
1,662,601		China Mobile Ltd.		16,484,457
1,128,991		China Overseas Land & Investment Ltd.		2,087,243
331,286		China Resources Enterprise		1,356,621
556,000		China Resources Land Ltd.		1,015,418
519,654		China Resources Power Holdings Co.		940,563
1,301,110		China Unicom Ltd.		1,858,861
352,811		Citic Pacific Ltd.		916,288
498,431		CLP Holdings Ltd.		4,047,128
4,934,714		CNOOC Ltd.		11,746,236
448,697		Cosco Pacific Ltd.		780,901
337,979		Esprit Holdings Ltd.		1,607,733
575,706		Hang Lung Properties Ltd.		2,690,863
211,243		Hang Seng Bank Ltd.		3,470,793
299,024		Henderson Land Development Co., Ltd.		2,036,839
1,190,144		Hong Kong & China Gas		2,804,357
282,841		Hong Kong Exchanges and Clearing Ltd.		6,412,761
383,322		HongKong Electric Holdings		2,416,475
588,464		Hutchison Whampoa Ltd.		6,053,704
685,514		Li & Fung Ltd.		3,977,371
398,143		MTR Corp.		1,448,854
649,176		New World Development Ltd.		1,217,983
676,241		Sino Land Co.		1,263,575
425,555		Sun Hung Kai Properties Ltd.		7,060,640
200,091		Swire Pacific Ltd.		3,287,502
380,637		Wharf Holdings Ltd.		2,926,506
				105,443,212
		United Kingdom: 14.5%
3,159,179		HSBC Holdings PLC		32,259,869
				32,259,869
		Total Common Stock (Cost $196,078,372)		214,026,027

SHORT-TERM INVESTMENTS: 2.8%
		Mutual Funds: 2.8%
6,261,000		Blackrock Liquidity Funds TempFund Portfolio - Class I		6,261,000

		Total Short-Term Investments (Cost $6,261,000)		6,261,000

		Total Investments in Securities (Cost $202,339,372)*	98.8%	$220,287,027
		Other Assets and Liabilities - Net	1.2	2,689,564
		Net Assets	100.0%	$222,976,591

	@	Non-income producing security

PORTFOLIO OF INVESTMENTS
ING Index Plus LargeCap Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 95.8%
		Consumer Discretionary: 10.2%
11,800	@	Amazon.com, Inc.	$2,124,000
14,500	@	Apollo Group, Inc. - Class A	572,605
11,100	@	Autozone, Inc.	3,025,749
7,900	@	Bed Bath & Beyond, Inc.	388,285
10,300		Best Buy Co., Inc.	353,187
13,000	@	Big Lots, Inc.	395,980
17,800	@	Carmax, Inc.	567,464
16,500		Carnival Corp.	760,815
20,300		CBS Corp. - Class B	386,715
16,800		Coach, Inc.	929,208
81,330		Comcast Corp. — Class A	1,786,820
45,200		D.R. Horton, Inc.	539,236
4,200		Darden Restaurants, Inc.	195,048
110,350	@	DIRECTV	4,406,276
51,400	@	Discovery Communications, Inc. - Class A	2,143,380
19,400		Expedia, Inc.	486,746
11,200		Family Dollar Stores, Inc.	556,752
144,400	@	Ford Motor Co.	2,424,476
4,600		Fortune Brands, Inc.	277,150
31,931		Gap, Inc.	706,952
12,500		Genuine Parts Co.	641,750
38,100	@	Goodyear Tire & Rubber Co.	451,485
12,100		H&R Block, Inc.	144,111
4,600		Harley-Davidson, Inc.	159,482
13,200	@	Harman International Industries, Inc.	611,160
52,800		Hasbro, Inc.	2,491,104
50,200		Home Depot, Inc.	1,760,012
9,600		International Game Technology	169,824
46,100	@	Interpublic Group of Cos., Inc.	489,582
7,100		JC Penney Co., Inc.	229,401
24,100		Johnson Controls, Inc.	920,620
9,200	@	Kohl’s Corp.	499,928
93,700		Limited Brands, Inc.	2,879,401
42,700		Lowe’s Cos., Inc.	1,070,916
28,400		Macy’s, Inc.	718,520
7,700		Marriott International, Inc.	319,858
19,400		Mattel, Inc.	493,342
122,700		McDonald’s Corp.	9,418,452
9,400		McGraw-Hill Cos., Inc.	342,254
10,600	L	Meredith Corp.	367,290
8,700		Newell Rubbermaid, Inc.	158,166
109,600		News Corp. - Class A	1,595,776
48,200		Nike, Inc.	4,117,244
5,000		Nordstrom, Inc.	211,900
9,200		Omnicom Group	421,360
4,100	@	O’Reilly Automotive, Inc.	247,722
3,400		Polo Ralph Lauren Corp.	377,128
1,400	@	Priceline.com, Inc.	559,370
19,000		RadioShack Corp.	351,310
9,400		Ross Stores, Inc.	594,550
9,800		Scripps Networks Interactive - Class A	507,150
29,300		Stanley Black & Decker, Inc.	1,959,291
28,700		Staples, Inc.	653,499
78,700		Starbucks Corp.	2,528,631
5,700		Starwood Hotels & Resorts Worldwide, Inc.	346,446
22,034		Target Corp.	1,324,904
50,700		Tiffany & Co.	3,157,089
62,900		Time Warner Cable, Inc.	4,153,287
29,200		Time Warner, Inc.	939,364
20,800		TJX Cos., Inc.	923,312
15,100	@	Urban Outfitters, Inc.	540,731
9,400		VF Corp.	810,092
18,200		Viacom - Class B	720,902
60,700		Walt Disney Co.	2,276,857
2,200		Whirlpool Corp.	195,426
5,400		Wyndham Worldwide Corp.	161,784
2,100		Wynn Resorts Ltd.	218,064
94,600		Yum! Brands, Inc.	4,640,130
			81,896,821
		Consumer Staples: 10.2%
279,400		Altria Group, Inc.	6,878,828
58,786		Archer-Daniels-Midland Co.	1,768,283

93,800		Avon Products, Inc.	2,725,828
10,839		Brown-Forman Corp.	754,611
16,981		Campbell Soup Co.	590,090
4,200		Clorox Co.	265,776
102,656		Coca-Cola Co.	6,751,685
102,100		Coca-Cola Enterprises, Inc.	2,555,563
12,200		Colgate-Palmolive Co.	980,514
142,700	@	Constellation Brands, Inc.	3,160,805
10,900		Costco Wholesale Corp.	787,089
35,700		CVS Caremark Corp.	1,241,289
47,100	@	Dean Foods Co.	416,364
21,027		Dr Pepper Snapple Group, Inc.	739,309
37,100		Estee Lauder Cos., Inc.	2,993,970
15,500		General Mills, Inc.	551,645
11,100		Hershey Co.	523,365
53,300		HJ Heinz Co.	2,636,218
44,000		Hormel Foods Corp.	2,255,440
4,500		Kellogg Co.	229,860
10,026		Kimberly-Clark Corp.	632,039
75,000		Kraft Foods, Inc.	2,363,250
33,500		Kroger Co.	749,060
4,600		Lorillard, Inc.	377,476
35,100		McCormick & Co., Inc.	1,633,203
65,800		Mead Johnson Nutrition Co.	4,096,050
12,700		Molson Coors Brewing Co.	637,413
67,700		PepsiCo, Inc.	4,422,841
106,217		Philip Morris International, Inc.	6,216,881
96,592		Procter & Gamble Co.	6,213,763
108,516		Reynolds American, Inc.	3,539,792
25,400		Safeway, Inc.	571,246
49,500		Sara Lee Corp.	866,745
36,200		Supervalu, Inc.	348,606
60,000		Sysco Corp.	1,764,000
31,500		Tyson Foods, Inc.	542,430
93,700		Walgreen Co.	3,650,552
63,852		Wal-Mart Stores, Inc.	3,443,538
19,400	@	Whole Foods Market, Inc.	981,446
			81,856,863
		Energy: 11.9%
17,200		Anadarko Petroleum Corp.	1,309,952
13,300		Apache Corp.	1,585,759
59,900		Baker Hughes, Inc.	3,424,483
15,700		Cabot Oil & Gas Corp.	594,245
59,500	@	Cameron International Corp.	3,018,435
19,500		Chesapeake Energy Corp.	505,245
198,158		Chevron Corp.	18,081,918
158,800		ConocoPhillips	10,814,284
6,700		Consol Energy, Inc.	326,558
31,500	@	Denbury Resources, Inc.	601,335
15,500		Devon Energy Corp.	1,216,905
41,600		Diamond Offshore Drilling	2,781,792
224,600		El Paso Corp.	3,090,496
8,600		EOG Resources, Inc.	786,126
13,900		EQT Corp.	623,276
242,654		ExxonMobil Corp.	17,742,860
43,500	@	FMC Technologies, Inc.	3,867,585
22,900		Halliburton Co.	935,007
10,500		Helmerich & Payne, Inc.	509,040
8,700		Hess Corp.	665,898
25,700		Marathon Oil Corp.	951,671
5,700		Murphy Oil Corp.	424,935
23,700	@	Nabors Industries Ltd.	556,002
12,504		National Oilwell Varco, Inc.	840,894
11,600		Noble Energy, Inc.	998,528
33,500		Occidental Petroleum Corp.	3,286,350
8,000		Peabody Energy Corp.	511,840
8,500		Pioneer Natural Resources Co.	737,970
17,700		QEP Resources, Inc.	642,687
13,800		Range Resources Corp.	620,724
12,100	@	Rowan Cos., Inc.	422,411
54,554		Schlumberger Ltd.	4,555,259
24,700	@	Southwestern Energy Co.	924,521
84,200		Spectra Energy Corp.	2,104,158
35,300		Sunoco, Inc.	1,422,943
16,900		Valero Energy Corp.	390,728
131,100		Williams Cos., Inc.	3,240,792
			95,113,612
		Financials: 12.8%
58,000		ACE Ltd.	3,610,500

17,295		Aflac, Inc.	975,957
16,100		Allstate Corp.	513,268
125,400		American Express Co.	5,382,168
4,000	@, L	American International Group, Inc.	230,480
56,400		Ameriprise Financial, Inc.	3,245,820
24,800		AON Corp.	1,141,048
73,000		Assurant, Inc.	2,811,960
393,350		Bank of America Corp.	5,247,289
36,300		Bank of New York Mellon Corp.	1,096,260
20,700		BB&T Corp.	544,203
85,100	@	Berkshire Hathaway, Inc.	6,817,361
13,600		Capital One Financial Corp.	578,816
26,900	@	CB Richard Ellis Group, Inc.	550,912
29,300		Charles Schwab Corp.	501,323
9,800		Chubb Corp.	584,472
5,100		Cincinnati Financial Corp.	161,619
1,801,900	@	Citigroup, Inc.	8,522,987
1,952		CME Group, Inc.	628,056
4,100		Comerica, Inc.	173,184
37,200		Discover Financial Services	689,316
25,300	@	E*Trade Financial Corp.	404,800
15,800	L	Federated Investors, Inc.	413,486
52,772		Fifth Third Bancorp.	774,693
4,400		Franklin Resources, Inc.	489,324
14,600	@	Genworth Financial, Inc.	191,844
18,728		Goldman Sachs Group, Inc.	3,149,300
13,300		Hartford Financial Services Group, Inc.	352,317
47,000		Hudson City Bancorp., Inc.	598,780
80,000		Huntington Bancshares, Inc.	549,600
2,200	@	IntercontinentalExchange, Inc.	262,130
31,400	@	Invesco Ltd.	755,484
32,600		Janus Capital Group, Inc.	422,822
158,651		JPMorgan Chase & Co.	6,729,975
71,300		Keycorp	631,005
9,000		Lincoln National Corp.	250,290
24,200		Loews Corp.	941,622
1,800		M&T Bank Corp.	156,690
37,700		Marsh & McLennan Cos., Inc.	1,030,718
96,300		Marshall & Ilsley Corp.	666,396
33,900		Metlife, Inc.	1,506,516
47,800		Morgan Stanley	1,300,638
114,300	@	Nasdaq Stock Market, Inc.	2,710,053
14,800		Northern Trust Corp.	820,068
7,800		NYSE Euronext	233,844
41,900		People’s United Financial, Inc.	587,019
115,600		PNC Financial Services Group, Inc.	7,019,232
22,800		Principal Financial Group, Inc.	742,368
20,000		Progressive Corp.	397,400
77,100		Prudential Financial, Inc.	4,526,541
95,600		Regions Financial Corp.	669,200
63,447		State Street Corp.	2,940,134
14,900		SunTrust Bank	439,699
20,800		T. Rowe Price Group, Inc.	1,342,432
30,800		Torchmark Corp.	1,839,992
17,269		Travelers Cos., Inc.	962,056
9,961		UnumProvident Corp.	241,255
154,533		US Bancorp.	4,167,755
227,685		Wells Fargo & Co.	7,055,958
10,200		XL Group PLC	222,564
			102,502,999
		Health Care: 11.3%
149,434		Abbott Laboratories	7,159,383
22,800		Aetna, Inc.	695,628
92,000	@	Agilent Technologies, Inc.	3,811,560
19,300		Allergan, Inc.	1,325,331
82,108		AmerisourceBergen Corp.	2,801,525
35,035	@	Amgen, Inc.	1,923,422
26,100		Baxter International, Inc.	1,321,182
9,100		Becton Dickinson & Co.	769,132
52,500	@	Biogen Idec, Inc.	3,520,125
124,900	@	Boston Scientific Corp.	945,493
233,800		Bristol-Myers Squibb Co.	6,191,024
96,400		Cardinal Health, Inc.	3,693,084
28,800	@	CareFusion Corp.	740,160
13,800	@	Celgene Corp.	816,132
7,800	@	Cephalon, Inc.	481,416
1,900	@	Cerner Corp.	180,006
8,300		Cigna Corp.	304,278
20,800	@	Coventry Health Care, Inc.	549,120

2,800		CR Bard, Inc.	256,956
10,600	@	DaVita, Inc.	736,594
4,800		Densply International, Inc.	164,016
75,200		Eli Lilly & Co.	2,635,008
21,900	@	Express Scripts, Inc.	1,183,695
84,700	@	Forest Laboratories, Inc.	2,708,706
8,000	@	Genzyme Corp.	569,600
24,400	@	Gilead Sciences, Inc.	884,256
48,400	@	Hospira, Inc.	2,695,396
4,867	@	Humana, Inc.	266,420
3,500	@	Intuitive Surgical, Inc.	902,125
121,023		Johnson & Johnson	7,485,273
9,700	@	Laboratory Corp. of America Holdings	852,824
16,100	@	Life Technologies Corp.	893,550
8,072		McKesson Corp.	568,107
17,800	@	Medco Health Solutions, Inc.	1,090,606
49,500		Medtronic, Inc.	1,835,955
243,662		Merck & Co., Inc.	8,781,578
9,200	@	Mylan Laboratories	194,396
22,700		PerkinElmer, Inc.	586,114
484,862		Pfizer, Inc.	8,489,934
15,000		Quest Diagnostics	809,550
28,300	@	St. Jude Medical, Inc.	1,209,825
13,300		Stryker Corp.	714,210
84,500	@	Tenet Healthcare Corp.	565,305
15,229	@	Thermo Fisher Scientific, Inc.	843,077
47,338		UnitedHealth Group, Inc.	1,709,375
27,500	@	Varian Medical Systems, Inc.	1,905,200
9,278	@	Waters Corp.	720,993
3,000	@	Watson Pharmaceuticals, Inc.	154,950
16,400	@	WellPoint, Inc.	932,504
6,100	@	Zimmer Holdings, Inc.	327,448
			90,901,547
		Industrials: 10.8%
97,600		3M Co.	8,422,880
13,400		Avery Dennison Corp.	567,356
63,100		Boeing Co.	4,117,906
23,100		Caterpillar, Inc.	2,163,546
2,900		CH Robinson Worldwide, Inc.	232,551
36,000		CSX Corp.	2,325,960
12,400		Cummins, Inc.	1,364,124
15,700		Danaher Corp.	740,569
54,400		Deere & Co.	4,517,920
15,100		Dover Corp.	882,595
7,100		Dun & Bradstreet Corp.	582,839
19,700		Eaton Corp.	1,999,747
72,159		Emerson Electric Co.	4,125,330
14,600		Equifax, Inc.	519,760
12,300		Expeditors International Washington, Inc.	671,580
3,900	L	Fastenal Co.	233,649
7,200		FedEx Corp.	669,672
5,000		Flowserve Corp.	596,100
5,300		Fluor Corp.	351,178
9,200		General Dynamics Corp.	652,832
567,494		General Electric Co.	10,379,465
21,900		Goodrich Corp.	1,928,733
19,800		Honeywell International, Inc.	1,052,568
15,900		Illinois Tool Works, Inc.	849,060
7,400		Ingersoll-Rand PLC	348,466
22,200		Iron Mountain, Inc.	555,222
12,541	L	ITT Corp.	653,512
3,500		L-3 Communications Holdings, Inc.	246,715
6,532		Lockheed Martin Corp.	456,652
37,900		Masco Corp.	479,814
21,800		Norfolk Southern Corp.	1,369,476
6,500		Northrop Grumman Corp.	421,070
16,800		Paccar, Inc.	964,656
12,200		Pall Corp.	604,876
20,500		Parker Hannifin Corp.	1,769,150
7,900		Precision Castparts Corp.	1,099,759
25,700	@	Quanta Services, Inc.	511,944
8,100		Raytheon Co.	375,354
23,300		Republic Services, Inc.	695,738
18,900		Robert Half International, Inc.	578,340
29,300		Rockwell Automation, Inc.	2,101,103
10,500		Rockwell Collins, Inc.	611,730
35,200		Roper Industries, Inc.	2,690,336
12,200		Ryder System, Inc.	642,208
44,500		Southwest Airlines Co.	577,610

25,600	@	Stericycle, Inc.	2,071,552
25,500		Textron, Inc.	602,820
15,000		Tyco International Ltd.	621,600
26,800		Union Pacific Corp.	2,483,288
67,800		United Parcel Service, Inc. - Class B	4,920,924
76,697		United Technologies Corp.	6,037,588
14,400		Waste Management, Inc.	530,928
11,500		WW Grainger, Inc.	1,588,265
			86,558,616
		Information Technology: 19.1%
15,700	@	Adobe Systems, Inc.	483,246
20,500	@	Advanced Micro Devices, Inc.	167,690
64,700	@	Akamai Technologies, Inc.	3,044,135
129,200		Altera Corp.	4,596,936
58,700		Amphenol Corp.	3,098,186
8,900		Analog Devices, Inc.	335,263
66,593	@	Apple, Inc.	21,480,238
82,500		Applied Materials, Inc.	1,159,125
6,900	@	Autodesk, Inc.	263,580
15,000		Automatic Data Processing, Inc.	694,200
13,700	@	BMC Software, Inc.	645,818
16,600		Broadcom Corp.	722,930
83,362		CA, Inc.	2,037,367
304,970	@	Cisco Systems, Inc.	6,169,543
35,900	@	Citrix Systems, Inc.	2,455,919
89,700	@	Cognizant Technology Solutions Corp.	6,574,113
4,600		Computer Sciences Corp.	228,160
38,500	@	Compuware Corp.	449,295
46,700		Corning, Inc.	902,244
51,500	@	Dell, Inc.	697,825
34,007	@	eBay, Inc.	946,415
206,400	@	Electronic Arts, Inc.	3,380,832
322,450	@	EMC Corp.	7,384,105
7,600		Fidelity National Information Services, Inc.	208,164
1,500	@, L	First Solar, Inc.	195,210
3,172	@	Fiserv, Inc.	185,752
10,780	@	Google, Inc. - Class A	6,402,997
15,235		Harris Corp.	690,146
93,776		Hewlett-Packard Co.	3,947,970
285,110		Intel Corp.	5,995,863
55,769		International Business Machines Corp.	8,184,658
98,500	@	Intuit, Inc.	4,856,050
25,300		Jabil Circuit, Inc.	508,277
46,200	@	JDS Uniphase Corp.	668,976
20,200	@	Juniper Networks, Inc.	745,784
5,100		KLA-Tencor Corp.	197,064
11,200	@	Lexmark International, Inc.	389,984
120,300		Linear Technology Corp.	4,161,177
97,300	@	LSI Logic Corp.	582,827
2,900		Mastercard, Inc.	649,919
4,700	@	McAfee, Inc.	217,657
42,600	@	MEMC Electronic Materials, Inc.	479,676
75,600	L	Microchip Technology, Inc.	2,586,276
94,600	@	Micron Technology, Inc.	758,692
339,316		Microsoft Corp.	9,473,703
18,000		Molex, Inc.	408,960
19,600	@	Monster Worldwide, Inc.	463,148
170,300	@	Motorola, Inc.	1,544,621
19,705	@	NetApp, Inc.	1,082,987
70,000	@	Novell, Inc.	414,400
70,600	@	Novellus Systems, Inc.	2,281,792
17,100	@	Nvidia Corp.	263,340
163,626		Oracle Corp.	5,121,494
9,600		Paychex, Inc.	296,736
20,700	@	QLogic Corp.	352,314
81,916		Qualcomm, Inc.	4,054,023
76,300	@	Red Hat, Inc.	3,483,095
24,700	@	Salesforce.com, Inc.	3,260,400
6,900	@	Sandisk Corp.	344,034
23,900	@	Symantec Corp.	400,086
79,400		Tellabs, Inc.	538,332
14,112	@	Teradata Corp.	580,850
33,600	@	Teradyne, Inc.	471,744
48,500		Texas Instruments, Inc.	1,576,250
24,500		Total System Services, Inc.	376,810
78,700	@	VeriSign, Inc.	2,571,129
16,400		Visa, Inc.	1,154,232
6,900	@	Western Digital Corp.	233,910
20,100		Western Union Co.	373,257

41,200		Xerox Corp.	474,624
5,400		Xilinx, Inc.	156,492
44,700	@	Yahoo!, Inc.	743,361
			153,026,408
		Materials: 2.8%
6,300		Air Products & Chemicals, Inc.	572,985
24,300		Airgas, Inc.	1,517,778
27,200		AK Steel Holding Corp.	445,264
52,100		Alcoa, Inc.	801,819
4,000		Cliffs Natural Resources, Inc.	312,040
26,500		Dow Chemical Co.	904,710
13,200		Ecolab, Inc.	665,544
106,000		EI Du Pont de Nemours & Co.	5,287,280
15,900		FMC Corp.	1,270,251
11,300		Freeport-McMoRan Copper & Gold, Inc.	1,357,017
36,900		International Flavors & Fragrances, Inc.	2,051,271
13,031		International Paper Co.	354,964
17,000		MeadWestvaco Corp.	444,720
12,100		Monsanto Co.	842,644
62,800		Newmont Mining Corp.	3,857,804
5,400		Nucor Corp.	236,628
3,000		PPG Industries, Inc.	252,210
7,100		Praxair, Inc.	677,837
19,800		Sealed Air Corp.	503,910
19,900	@	Titanium Metals Corp.	341,882
			22,698,558
		Telecommunication Services: 3.5%
51,100	@	American Tower Corp.	2,638,804
302,556		AT&T, Inc.	8,889,095
58,200	L	CenturyTel, Inc.	2,687,094
88,028		Frontier Communications Corp.	856,512
44,900	@	MetroPCS Communications, Inc.	567,087
571,500		Qwest Communications International, Inc.	4,349,115
227,200	@	Sprint Nextel Corp.	961,056
150,116		Verizon Communications, Inc.	5,371,150
122,700		Windstream Corp.	1,710,438
			28,030,351
		Utilities: 3.2%
50,500	@	AES Corp.	615,090
6,500		Allegheny Energy, Inc.	157,560
7,100		Ameren Corp.	200,149
18,500		American Electric Power Co., Inc.	665,630
106,800		CenterPoint Energy, Inc.	1,678,896
107,500		CMS Energy Corp.	1,999,500
65,500		Consolidated Edison, Inc.	3,246,835
17,800		Constellation Energy Group, Inc.	545,214
21,500		Dominion Resources, Inc.	918,480
16,167		DTE Energy Co.	732,688
58,000		Duke Energy Corp.	1,032,980
9,700		Edison International	374,420
5,700		Entergy Corp.	403,731
28,800		Exelon Corp.	1,199,232
9,100	L	FirstEnergy Corp.	336,882
18,400		NextEra Energy, Inc.	956,616
8,400		Nicor, Inc.	419,328
68,500		Northeast Utilities	2,183,780
24,800	@	NRG Energy, Inc.	484,592
16,700		Pacific Gas & Electric Co.	798,928
8,100		Pepco Holdings, Inc.	147,825
49,700		Pinnacle West Capital Corp.	2,060,065
14,000		PPL Corp.	368,480
8,600		Progress Energy, Inc.	373,928
15,100		Public Service Enterprise Group, Inc.	480,331
12,700		SCANA Corp.	515,620
7,422		Sempra Energy	389,507
36,000		Southern Co.	1,376,280
9,500		Wisconsin Energy Corp.	559,170
35,900		Xcel Energy, Inc.	845,445
			26,067,182
		Total Common Stock (Cost $685,435,508)	768,652,957

REAL ESTATE INVESTMENT TRUSTS: 2.9%
		Financials: 2.9%
15,400		Apartment Investment & Management Co.	397,936
9,973		AvalonBay Communities, Inc.	1,122,461
7,433		Boston Properties, Inc.	639,981
92,500		Equity Residential	4,805,375
23,200		HCP, Inc.	853,528

19,386		Health Care Real Estate Investment Trust, Inc.		923,549
52,900		Host Hotels & Resorts, Inc.		945,323
33,500		Kimco Realty Corp.		604,340
41,400		Prologis		597,816
48,700		Public Storage, Inc.		4,939,154
55,520		Simon Property Group, Inc.		5,523,685
27,703		Ventas, Inc.		1,453,853
9,343		Vornado Realty Trust		778,552
6,300		Weyerhaeuser Co.		119,259

		Total Real Estate Investment Trusts (Cost $22,022,255)		23,704,812

		Total Long-Term Investments (Cost $707,457,763)		792,357,769

SHORT-TERM INVESTMENTS: 1.8%
		Mutual Funds: 1.2%
9,629,000		Blackrock Liquidity Funds TempFund Portfolio - Class I		9,629,000

		Total Mutual Funds (Cost $9,629,000)		9,629,000

		Securities Lending Collateral(cc): 0.6%
3,859,387		BNY Mellon Overnight Government Fund (1)		3,859,387
1,608,803	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		1,287,042

		Total Securities Lending Collateral (Cost $5,468,190)		5,146,429

		Total Short-Term Investments (Cost $15,097,190)		14,775,429

		Total Investments in Securities (Cost $722,554,953) *	100.5%	$807,133,198
		Other Assets and Liabilities - Net	(0.5)	(4,399,027)
		Net Assets	100.0%	$802,734,171

@	Non-income producing security
(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

PORTFOLIO OF INVESTMENTS
ING Index Plus MidCap Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 86.1%
		Consumer Discretionary: 14.0%
25,200	L	Aaron’s, Inc.	$513,828
88,494		Advance Auto Parts, Inc.	5,853,878
62,260	@	Aeropostale, Inc.	1,534,086
46,450		American Eagle Outfitters	679,564
15,600		American Greetings Corp.	345,696
24,800	@	AnnTaylor Stores Corp.	679,272
16,173	@	Bally Technologies, Inc.	682,339
122,661	@	BorgWarner, Inc.	8,875,750
28,799		Brinker International, Inc.	601,323
62,257	@, L	Career Education Corp.	1,290,588
42,500	@	Cheesecake Factory	1,303,050
53,735		Chico’s FAS, Inc.	646,432
31,347	@	Chipotle Mexican Grill, Inc.	6,666,253
40,200	@	Deckers Outdoor Corp.	3,205,548
23,600	@	Dick’s Sporting Goods, Inc.	885,000
141,051	@, L	Dollar Tree, Inc.	7,910,132
21,600	@	DreamWorks Animation SKG, Inc.	636,552
55,067	@	Dress Barn, Inc.	1,454,870
44,600		Foot Locker, Inc.	875,052
59,299	@	Fossil, Inc.	4,179,394
42,568		Gentex Corp.	1,258,310
17,017		Guess ?, Inc.	805,244
27,600	@	Hanesbrands, Inc.	701,040
2,040	@, L	ITT Educational Services, Inc.	129,928
42,983	@	J Crew Group, Inc.	1,854,287
34,503		John Wiley & Sons, Inc.	1,560,916
38,860	@	Lamar Advertising Co.	1,548,182
14,000	@	Life Time Fitness, Inc.	573,860
39,500	@	LKQ Corp.	897,440
23,063	@, L	Mohawk Industries, Inc.	1,309,056
2,101	@	NVR, Inc.	1,451,833
46,300	@	Panera Bread Co.	4,686,023
67,725		Petsmart, Inc.	2,696,810
19,962		Phillips-Van Heusen	1,257,806
22,400		Polaris Industries, Inc.	1,747,648
56,700		Regis Corp.	941,220
20,700		Rent-A-Center, Inc.	668,196
105,998	@, L	Saks, Inc.	1,134,179
27,400		Scholastic Corp.	809,396
79,695		Service Corp. International	657,484
38,445		Sotheby’s	1,730,025
4,300		Strayer Education, Inc.	654,546
15,700		Thor Industries, Inc.	533,172
36,300	@	Timberland Co.	892,617
42,200	@	Toll Brothers, Inc.	801,800
107,200		Tractor Supply Co.	5,198,128
37,549		Tupperware Corp.	1,789,961
70,400	@, L	Under Armour, Inc.	3,860,736
30,350	@	Warnaco Group, Inc.	1,671,375
277,342		Wendy’s/Arby’s Group, Inc. - Class A	1,281,320
62,889		Williams-Sonoma, Inc.	2,244,508
16,874	@	WMS Industries, Inc.	763,380
			96,929,033
		Consumer Staples: 3.5%
79,700		Alberto-Culver Co.	2,952,088
13,800	@	BJ’s Wholesale Club, Inc.	661,020
38,778		Church & Dwight Co., Inc.	2,676,458
96,000		Corn Products International, Inc.	4,416,000
67,064	@, L	Energizer Holdings, Inc.	4,888,966
23,200		Flowers Foods, Inc.	624,312
58,564	@	Green Mountain Coffee Roasters, Inc.	1,924,413
22,452	@	Hansen Natural Corp.	1,173,791
14,100		Lancaster Colony Corp.	806,520
13,432	@	Ralcorp Holdings, Inc.	873,214
13,400		Ruddick Corp.	493,656
88,443	@	Smithfield Foods, Inc.	1,824,579
27,500		Universal Corp.	1,119,250
			24,434,267
		Energy: 5.3%
129,069		Arch Coal, Inc.	4,525,159
39,736	@, L	Atwood Oceanics, Inc.	1,484,934
17,276	@	Bill Barrett Corp.	710,562
38,873		Cimarex Energy Co.	3,441,427

32,400	@	Comstock Resources, Inc.	795,744
55,400	@	Dril-Quip, Inc.	4,305,688
50,240	@, L	Exterran Holdings, Inc.	1,203,248
34,213	@	Forest Oil Corp.	1,299,068
32,600	@	Frontier Oil Corp.	587,126
202,000	@	Helix Energy Solutions Group, Inc.	2,452,280
14,266	@	Oceaneering International, Inc.	1,050,406
20,700	@	Patriot Coal Corp.	400,959
40,400		Patterson-UTI Energy, Inc.	870,620
78,771	@	Plains Exploration & Production Co.	2,531,700
88,060	@	Pride International, Inc.	2,905,980
16,794	@	Quicksilver Resources, Inc.	247,544
64,664		Southern Union Co.	1,556,462
123,300	@	Superior Energy Services	4,314,267
14,518		Tidewater, Inc.	781,649
31,849	@	Unit Corp.	1,480,342
			36,945,165
		Financials: 8.6%
33,472	@	Affiliated Managers Group, Inc.	3,321,092
51,300		American Financial Group, Inc.	1,656,477
100,500		Apollo Investment Corp.	1,112,535
58,800		Arthur J. Gallagher & Co.	1,709,904
52,800		Associated Banc-Corp.	799,920
64,800		Bank of Hawaii Corp.	3,059,208
30,600		Brown & Brown, Inc.	732,564
122,500		Cathay General Bancorp.	2,045,750
13,500		City National Corp.	828,360
21,644		Commerce Bancshares, Inc.	859,916
18,461		Cullen/Frost Bankers, Inc.	1,128,336
67,854		Eaton Vance Corp.	2,051,226
27,574		Everest Re Group Ltd.	2,338,827
130,600		Fidelity National Title Group, Inc.	1,786,608
34,900		First American Financial Corp.	521,406
62,800	L	First Niagara Financial Group, Inc.	877,944
34,300		FirstMerit Corp.	678,797
63,301		Fulton Financial Corp.	654,532
6,900		Greenhill & Co., Inc.	563,592
28,355		Hanover Insurance Group, Inc.	1,324,746
63,224		HCC Insurance Holdings, Inc.	1,829,703
57,964		Jefferies Group, Inc.	1,543,581
58,189		Jones Lang LaSalle, Inc.	4,883,221
27,800		Mercury General Corp.	1,195,678
64,537	@	MSCI, Inc. - Class A	2,514,362
147,897		New York Community Bancorp., Inc.	2,787,858
32,147		NewAlliance Bancshares, Inc.	481,562
90,900		Old Republic International Corp.	1,238,967
12,700		Prosperity Bancshares, Inc.	498,856
24,996		Protective Life Corp.	665,893
26,535		Raymond James Financial, Inc.	867,695
39,943		Reinsurance Group of America, Inc.	2,145,339
85,692		SEI Investments Co.	2,038,613
3,434		Stancorp Financial Group, Inc.	155,011
12,400	@	SVB Financial Group	657,820
249,504	L	Synovus Financial Corp.	658,691
43,000		TCF Financial Corp.	636,830
34,515		Transatlantic Holdings, Inc.	1,781,664
19,964		Trustmark Corp.	495,906
40,996		Unitrin, Inc.	1,006,042
49,700		Valley National Bancorp.	710,710
22,600		Waddell & Reed Financial, Inc.	797,554
37,900		Washington Federal, Inc.	641,268
7,900		Westamerica Bancorp.	438,213
39,000		WR Berkley Corp.	1,067,820
			59,790,597
		Health Care: 10.9%
172,900	@	Allscripts Healthcare Solutions, Inc.	3,331,783
49,349		Beckman Coulter, Inc.	3,712,525
5,585	@	Bio-Rad Laboratories, Inc.	580,002
17,500	@	Charles River Laboratories International, Inc.	621,950
57,762	@	Community Health Systems, Inc.	2,158,566
6,218	@	Covance, Inc.	319,667
77,452	@	Edwards Lifesciences Corp.	6,261,220
90,179	@	Endo Pharmaceuticals Holdings, Inc.	3,220,292
13,400	@	Gen-Probe, Inc.	781,890
174,285	@	Health Management Associates, Inc.	1,662,679
107,698	@	Health Net, Inc.	2,939,078
47,996	@	Henry Schein, Inc.	2,946,474
61,183		Hill-Rom Holdings, Inc.	2,408,775
105,006	@	Hologic, Inc.	1,976,213
26,006	@, L	Idexx Laboratories, Inc.	1,800,135
24,548	@	Immucor, Inc.	486,787

19,331	@	Kinetic Concepts, Inc.	809,582
16,900	@	LifePoint Hospitals, Inc.	621,075
63,197		Lincare Holdings, Inc.	1,695,576
48,400	@	Masimo Corp.	1,406,988
18,989		Medicis Pharmaceutical Corp.	508,715
28,800	@	Mednax, Inc.	1,937,952
30,824	@	Mettler Toledo International, Inc.	4,660,897
75,966		Omnicare, Inc.	1,928,777
47,900		Owens & Minor, Inc.	1,409,697
105,180		Perrigo Co.	6,661,049
29,275		Pharmaceutical Product Development, Inc.	794,524
77,446	@, L	Resmed, Inc.	2,682,729
41,231		Steris Corp.	1,503,282
43,037		Techne Corp.	2,826,240
28,400		Teleflex, Inc.	1,528,204
48,862	@	Thoratec Corp.	1,383,772
19,565	@	United Therapeutics Corp.	1,236,899
49,559		Universal Health Services, Inc.	2,151,852
26,300	@	VCA Antech, Inc.	612,527
70,950	@	Vertex Pharmaceuticals, Inc.	2,485,379
48,600	@	WellCare Health Plans, Inc.	1,468,692
			75,522,444
		Industrials: 16.2%
38,200		Acuity Brands, Inc.	2,202,994
72,000	@	Aecom Technology Corp.	2,013,840
27,100	@	AGCO Corp.	1,372,886
51,137	@	Alaska Air Group, Inc.	2,898,957
47,100		Alexander & Baldwin, Inc.	1,885,413
5,059	@	Alliant Techsystems, Inc.	376,541
52,650		Ametek, Inc.	2,066,513
12,500		Baldor Electric Co.	788,000
31,414	@	BE Aerospace, Inc.	1,163,260
45,700		Brink’s Co.	1,228,416
27,789		Bucyrus International, Inc.	2,484,337
17,943		Carlisle Cos., Inc.	713,055
16,000	@	Clean Harbors, Inc.	1,345,280
17,138		Con-way, Inc.	626,737
46,746	@	Copart, Inc.	1,745,963
10,600		Corporate Executive Board Co.	398,030
71,347	@	Corrections Corp. of America	1,787,956
59,015		Crane Co.	2,423,746
48,100		Deluxe Corp.	1,107,262
21,612		Donaldson Co., Inc.	1,259,547
37,132	@	FTI Consulting, Inc.	1,384,281
55,000		Gardner Denver, Inc.	3,785,100
34,900		GATX Corp.	1,231,272
17,300		Graco, Inc.	682,485
61,527		Harsco Corp.	1,742,445
19,900		Herman Miller, Inc.	503,470
4,794		HNI, Corp.	149,573
50,978		Hubbell, Inc.	3,065,307
116,300		IDEX Corp.	4,549,656
28,521		JB Hunt Transport Services, Inc.	1,163,942
93,300	@, L	JetBlue Airways Corp.	616,713
88,532		Joy Global, Inc.	7,680,151
54,559	@, L	Kansas City Southern	2,611,194
48,770		KBR, Inc.	1,486,022
80,500		Kennametal, Inc.	3,176,530
30,300	@	Kirby Corp.	1,334,715
14,853		Landstar System, Inc.	608,082
33,400		Lennox International, Inc.	1,579,486
46,500		Lincoln Electric Holdings, Inc.	3,035,055
25,249		Manpower, Inc.	1,584,627
27,300		MSC Industrial Direct Co.	1,766,037
54,800	@	Navigant Consulting, Inc.	504,160
41,200		Nordson Corp.	3,785,456
53,900	@	Oshkosh Truck Corp.	1,899,436
32,070		Pentair, Inc.	1,170,876
26,604		Regal-Beloit Corp.	1,776,083
40,503		Rollins, Inc.	799,934
54,661	@	Shaw Group, Inc.	1,871,046
69,257		SPX Corp.	4,951,183
30,668	@	Terex Corp.	951,935
71,128	@	Thomas & Betts Corp.	3,435,482
107,974		Timken Co.	5,153,599
30,900		Towers Watson & Co.	1,608,654
59,700		Trinity Industries, Inc.	1,588,617
131,300	@	United Rentals, Inc.	2,987,075
34,164	@	URS Corp.	1,421,564
5,600		Valmont Industries, Inc.	496,888
12,571		Wabtec Corp.	664,880

82,300		Waste Connections, Inc.	2,265,719
7,700		Watsco, Inc.	485,716
17,916		Woodward Governor Co.	672,925
			112,116,104
		Information Technology: 14.9%
70,800	@	Acxiom Corp.	1,214,220
22,548		Adtran, Inc.	816,463
54,500	@	Advent Software, Inc.	3,156,640
16,141	@, L	Alliance Data Systems Corp.	1,146,495
24,485	@	Ansys, Inc.	1,274,934
30,200	@	AOL, Inc.	716,042
87,329	@	Arrow Electronics, Inc.	2,991,018
226,971	@	Atmel Corp.	2,796,283
61,597	@	Avnet, Inc.	2,034,549
81,563		Broadridge Financial Solutions ADR	1,788,677
171,769	@	Cadence Design Systems, Inc.	1,418,812
32,177	@, L	Ciena Corp.	677,326
25,085	@	CommScope, Inc.	783,154
38,140	@	Convergys Corp.	502,304
32,200		CoreLogic, Inc.	596,344
36,565	@, L	Cree, Inc.	2,409,268
42,523		Diebold, Inc.	1,362,862
43,320	@, L	Digital River, Inc.	1,491,074
28,805		DST Systems, Inc.	1,277,502
14,284	@	Equinix, Inc.	1,160,718
60,500		Factset Research Systems, Inc.	5,672,480
152,600	@	Fairchild Semiconductor International, Inc.	2,382,086
46,600	@	Gartner, Inc.	1,547,120
26,080		Global Payments, Inc.	1,205,157
28,127	@	Informatica Corp.	1,238,432
45,509	@	Ingram Micro, Inc.	868,767
21,700	@	International Rectifier Corp.	644,273
41,200		Intersil Corp.	629,124
27,300	@	Itron, Inc.	1,513,785
25,100		Jack Henry & Associates, Inc.	731,665
63,700	@	Lam Research Corp.	3,298,386
58,300		Lender Processing Services, Inc.	1,721,016
41,600	@	Mentor Graphics Corp.	499,200
124,168	@	Micros Systems, Inc.	5,446,008
41,100		National Instruments Corp.	1,547,004
45,800	@	NCR Corp.	703,946
53,611	@	NeuStar, Inc.	1,396,567
156,600	@	Parametric Technology Corp.	3,528,198
36,085		Plantronics, Inc.	1,343,084
22,696	@	Polycom, Inc.	884,690
117,838	@	Quest Software, Inc.	3,268,826
24,000	@, L	Rackspace Hosting, Inc.	753,840
178,127	@	RF Micro Devices, Inc.	1,309,233
77,200	@	Riverbed Technolgoy, Inc.	2,715,124
100,542	@	Rovi Corp.	6,234,609
65,300	@	Semtech Corp.	1,478,392
32,900	@, L	Silicon Laboratories, Inc.	1,514,058
193,200	@	Skyworks Solutions, Inc.	5,531,316
80,300		Solera Holdings, Inc.	4,120,996
40,800	@	SRA International, Inc.	834,360
86,800	@	Synopsys, Inc.	2,335,788
13,133	@	Tech Data Corp.	578,115
123,400	@	TIBCO Software, Inc.	2,432,214
33,907	@	Trimble Navigation Ltd.	1,353,907
21,600	@	Valueclick, Inc.	346,248
119,964	@	Vishay Intertechnology, Inc.	1,761,072
16,800	@	Zebra Technologies Corp.	638,232
			103,622,003
		Materials: 6.5%
48,200		Albemarle Corp.	2,688,596
72,400		Aptargroup, Inc.	3,444,068
24,734		Ashland, Inc.	1,257,971
101,000		Cabot Corp.	3,802,650
13,200		Carpenter Technology Corp.	531,168
35,700		Commercial Metals Co.	592,263
41,754		Cytec Industries, Inc.	2,215,467
9,100		Greif, Inc. - Class A	563,290
11,800	@	Intrepid Potash, Inc.	440,022
68,253		Lubrizol Corp.	7,294,881
14,082	L	Martin Marietta Materials, Inc.	1,298,924
5,400		Minerals Technologies, Inc.	353,214
8,800		NewMarket Corp.	1,085,656
68,700		Olin Corp.	1,409,724
43,394		Packaging Corp. of America	1,121,301
23,211		Reliance Steel & Aluminum Co.	1,186,082
27,900		Rock-Tenn Co.	1,505,205

35,038		RPM International, Inc.	774,340
27,800		Scotts Miracle-Gro Co.	1,411,406
69,700		Sensient Technologies Corp.	2,560,081
16,800		Silgan Holdings, Inc.	601,608
116,092		Sonoco Products Co.	3,908,818
69,628		Steel Dynamics, Inc.	1,274,192
73,383		Temple-Inland, Inc.	1,558,655
57,599		Valspar Corp.	1,986,014
20,500		Worthington Industries	377,200
			45,242,796
		Telecommunication Services: 0.7%
62,400	@	Syniverse Holdings, Inc.	1,925,040
50,200		Telephone & Data Systems, Inc.	1,834,810
67,144	@	TW Telecom, Inc.	1,144,805
			4,904,655
		Utilities: 5.5%
18,713		AGL Resources, Inc.	670,861
121,200		Alliant Energy Corp.	4,456,524
62,900		Aqua America, Inc.	1,413,992
26,200		Atmos Energy Corp.	817,440
42,289		Black Hills Corp.	1,268,670
62,500		Cleco Corp.	1,922,500
70,667		DPL, Inc.	1,816,849
42,200		Energen Corp.	2,036,572
89,500		Great Plains Energy, Inc.	1,735,405
69,222		Hawaiian Electric Industries	1,577,569
57,526		Idacorp, Inc.	2,127,311
88,800		MDU Resources Group, Inc.	1,799,976
39,744		National Fuel Gas Co.	2,608,001
51,000		NSTAR	2,151,690
52,999		NV Energy, Inc.	744,636
90,980		OGE Energy Corp.	4,143,229
47,000		Questar Corp.	818,270
22,553		UGI Corp.	712,224
140,600		Vectren Corp.	3,568,428
30,600		Westar Energy, Inc.	769,896
36,080		WGL Holdings, Inc.	1,290,582
			38,450,625
		Total Common Stock (Cost $510,735,945)	597,957,689

REAL ESTATE INVESTMENT TRUSTS: 10.0%
		Financials: 10.0%
35,191		Alexandria Real Estate Equities, Inc.	2,578,093
134,210		AMB Property Corp.	4,255,799
80,036		BRE Properties, Inc.	3,481,566
71,487		Camden Property Trust	3,858,868
28,900		Corporate Office Properties Trust SBI MD	1,010,055
336		Cousins Properties, Inc.	2,802
208,631		Duke Realty Corp.	2,599,542
55,600		Equity One, Inc.	1,010,808
40,705		Essex Property Trust, Inc.	4,649,325
67,200		Federal Realty Investment Trust	5,236,896
45,880		Highwoods Properties, Inc.	1,461,278
80,600		Hospitality Properties Trust	1,857,024
68,147		Liberty Property Trust	2,175,252
136,625		Macerich Co.	6,471,926
50,275		Mack-Cali Realty Corp.	1,662,092
65,800		Nationwide Health Properties, Inc.	2,393,804
137,600		Omega Healthcare Investors, Inc.	3,087,744
36,500		Potlatch Corp.	1,188,075
19,716		Rayonier, Inc.	1,035,484
143,500		Realty Income Corp.	4,907,700
55,700		Regency Centers Corp.	2,352,768
66,977		Senior Housing Properties Trust	1,469,475
78,600		SL Green Realty Corp.	5,306,286
143,200		UDR, Inc.	3,368,064
77,972		Weingarten Realty Investors	1,852,615

		Total Real Estate Investment Trusts (Cost $60,785,357)	69,273,341

		Total Long-Term Investments (Cost $571,521,302)	667,231,030

SHORT-TERM INVESTMENTS: 6.1%
		Mutual Funds: 4.1%
28,675,000		Blackrock Liquidity Funds TempFund Portfolio - Class I	28,675,000

		Total Mutual Funds (Cost $28,675,000)	28,675,000

		Securities Lending Collateral(cc): 2.0%
11,334,731		BNY Mellon Overnight Government Fund (1)		11,334,731
2,851,192	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		2,280,954

		Total Securities Lending Collateral (Cost $14,185,923)		13,615,685

		Total Short-Term Investments (Cost $42,860,923)		42,290,685

		Total Investments in Securities (Cost $614,382,225) *	102.2%	$709,521,715
		Other Assets and Liabilities - Net	(2.2)	(15,046,949)
		Net Assets	100.0%	$694,474,766

@	Non-income producing security
ADR	American Depositary Receipt
(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

PORTFOLIO OF INVESTMENTS
ING Index Plus SmallCap Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 89.5%
		Consumer Discretionary: 14.3%
6,300	@	American Public Education, Inc.	$234,612
21,557		Arbitron, Inc.	895,047
9,817	L	Big 5 Sporting Goods Corp.	149,906
1,321	@	Biglari Holdings, Inc.	541,887
14,200	@	BJ’s Restaurants, Inc.	503,106
8,600	@	Blue Nile, Inc.	490,716
3,900		Blyth, Inc.	134,472
40,100		Brown Shoe Co., Inc.	558,593
55,589		Brunswick Corp.	1,041,738
7,610		Buckle, Inc.	287,430
14,600	@	Buffalo Wild Wings, Inc.	640,210
41,026	@, L	Cabela’s, Inc.	892,316
28,422	@	California Pizza Kitchen, Inc.	491,132
43,200	L	Callaway Golf Co.	348,624
16,049	@, L	Capella Education Co.	1,068,542
27,137	@	Carter’s, Inc.	800,813
12,939		Cato Corp.	354,658
14,800	@	CEC Entertainment, Inc.	574,684
25,694	@	Childrens Place Retail Stores, Inc.	1,275,450
47,900		Christopher & Banks Corp.	294,585
19,652	@	Coinstar, Inc.	1,109,159
10,704		Cracker Barrel Old Country Store	586,258
40,408	@	CROCS, Inc.	691,785
5,749	@	DineEquity, Inc.	283,886
10,971	@	Drew Industries, Inc.	249,261
29,100		Ethan Allen Interiors, Inc.	582,291
56,742		Finish Line	975,395
50,112		Fred’s, Inc.	689,541
20,810	@	Genesco, Inc.	780,167
12,873	L	Group 1 Automotive, Inc.	537,576
20,996	@	Helen of Troy Ltd.	624,421
5,876	@	Hibbett Sporting Goods, Inc.	216,824
39,194	L	Hillenbrand, Inc.	815,627
8,300		HOT Topic, Inc.	52,041
37,796	@, L	HSN, Inc.	1,158,069
27,346	@	Iconix Brand Group, Inc.	528,051
52,600	@	Interval Leisure Group, Inc.	848,964
16,600	@	Jack in the Box, Inc.	350,758
13,614	@	Jakks Pacific, Inc.	248,047
27,131	@, L	Jo-Ann Stores, Inc.	1,633,829
21,683	@	JoS. A Bank Clothiers, Inc.	874,259
4,700	@	Kirkland’s, Inc.	65,941
28,475	@	K-Swiss, Inc.	355,083
50,994	@	La-Z-Boy, Inc.	459,966
117,924	@	Live Nation, Inc.	1,346,692
53,549	@, L	Liz Claiborne, Inc.	383,411
19,100	@, L	Lumber Liquidators	475,781
33,700	@	Maidenform Brands, Inc.	801,049
7,600		Marcus Corp.	100,852
31,696		Men’s Wearhouse, Inc.	791,766
18,100	@	Meritage Homes Corp.	401,820
19,047		Monro Muffler, Inc.	658,836
8,969		Nutri/System, Inc.	188,618
29,102	@	OfficeMax, Inc.	515,105
17,400		Oxford Industries, Inc.	445,614
21,598	@	Papa John’s International, Inc.	598,265
6,500	@	Peet’s Coffee & Tea, Inc.	271,310
20,682		PEP Boys-Manny Moe & Jack	277,759
2,100	@	Perry Ellis International, Inc.	57,687
15,300	L	PetMed Express, Inc.	272,493
17,100	L	PF Chang’s China Bistro, Inc.	828,666
62,572	@	Pinnacle Entertainment, Inc.	877,259
19,262		Pool Corp.	434,165
6,925	@	Pre-Paid Legal Services, Inc.	417,231
123,780	@	Quiksilver, Inc.	627,565
10,682	@	RC2 Corp.	232,547
14,500	@	Red Robin Gourmet Burgers, Inc.	311,315
28,412	@	Ruby Tuesday, Inc.	371,061
6,400	@	Ruth’s Chris Steak House	29,632
38,150	@	Shuffle Master, Inc.	436,818
35,021	@	Skechers USA, Inc.	700,420
18,020		Sonic Automotive, Inc.	238,585
37,300	@	Sonic Corp.	377,476

42,006		Stage Stores, Inc.	728,384
17,500		Standard Motor Products, Inc.	239,750
68,500	@	Standard-Pacific Corp.	315,100
18,200	@	Steven Madden Ltd.	759,304
14,968		Sturm Ruger & Co., Inc.	228,861
12,500		Superior Industries International	265,250
29,105	@	Texas Roadhouse, Inc.	499,733
24,262	@	True Religion Apparel, Inc.	540,072
7,700	@	Tuesday Morning Corp.	40,656
12,230	@	Universal Electronics, Inc.	346,965
12,400	@, L	Universal Technical Institute, Inc.	273,048
14,900	@	Volcom, Inc.	281,163
24,700	@	Winnebago Industries	375,440
31,503		Wolverine World Wide, Inc.	1,004,316
56,700	@, L	Zale Corp.	241,542
14,100	@, L	Zumiez, Inc.	378,867
			46,283,969
		Consumer Staples: 3.3%
50,000	@	Alliance One International, Inc.	212,000
13,110		Andersons, Inc.	476,549
7,085	@	Boston Beer Co., Inc.	673,713
6,700		Calavo Growers, Inc.	154,435
6,474		Cal-Maine Foods, Inc.	204,449
34,993		Casey’s General Stores, Inc.	1,487,552
23,075	@	Central Garden & Pet Co.	227,981
33,753	@	Darling International, Inc.	448,240
13,527	L	Diamond Foods, Inc.	719,366
33,239	@	Hain Celestial Group, Inc.	899,447
6,051		J&J Snack Foods Corp.	291,900
24,700	@	Medifast, Inc.	713,336
15,602		Nash Finch Co.	663,241
8,252		Sanderson Farms, Inc.	323,066
29,386		Snyders-Lance, Inc.	688,808
2,400		Spartan Stores, Inc.	40,680
32,468	@	TreeHouse Foods, Inc.	1,658,790
17,571	@	United Natural Foods, Inc.	644,504
4,400		WD-40 Co.	177,232
			10,705,289
		Energy: 5.2%
17,000	@	Basic Energy Services, Inc.	280,160
21,227	@	Bristow Group, Inc.	1,005,098
12,846		CARBO Ceramics, Inc.	1,330,075
5,900	@	Contango Oil & Gas Co.	341,787
3,100		Gulf Island Fabrication, Inc.	87,358
12,600	@	Gulfport Energy Corp.	272,790
30,440		Holly Corp.	1,241,039
27,800	@	Hornbeck Offshore Services, Inc.	580,464
107,487	@	ION Geophysical Corp.	911,490
23,696		Lufkin Industries, Inc.	1,478,393
40,800	@	Matrix Service Co.	496,944
26,862	@	Oil States International, Inc.	1,721,586
59,568		Penn Virginia Corp.	1,001,934
19,824	@	Petroleum Development Corp.	836,771
22,499	@	Petroquest Energy, Inc.	169,417
74,238	@	Pioneer Drilling Co.	654,037
10,896	@	SEACOR Holdings, Inc.	1,101,477
47,800	@, L	Seahawk Drilling, Inc.	427,810
14,782	@	Stone Energy Corp.	329,491
21,746	@	Swift Energy Co.	851,356
44,357	@	Tetra Technologies, Inc.	526,518
35,579		World Fuel Services Corp.	1,286,537
			16,932,532
		Financials: 10.3%
6,712	@	Amerisafe, Inc.	117,460
11,253		Bank of the Ozarks, Inc.	487,818
90,700		Boston Private Financial Holdings, Inc.	594,085
20,740		Brookline Bancorp., Inc.	225,029
22,991		Cash America International, Inc.	849,058
8,400		City Holding Co.	304,332
32,558		Columbia Banking System, Inc.	685,671
22,067		Community Bank System, Inc.	612,801
30,940		Delphi Financial Group	892,310
15,000		Dime Community Bancshares	218,850
6,250	@	eHealth, Inc.	88,688
18,700	L	Employers Holdings, Inc.	326,876
48,060	@	Ezcorp, Inc.	1,303,868
26,426	@	First Cash Financial Services, Inc.	818,942
44,700		First Commonwealth Financial Corp.	316,476
57,269		First Financial Bancorp.	1,058,331
18,250	L	First Financial Bankshares, Inc.	934,035
66,181		First Midwest Bancorp., Inc.	762,405

25,094	@	Forestar Real Estate Group, Inc.	484,314
58,200		Glacier Bancorp., Inc.	879,402
10,475	L	Hancock Holding Co.	365,159
26,700		Home Bancshares, Inc.	588,201
29,442		Horace Mann Educators Corp.	531,134
7,310		Independent Bank Corp.	197,736
6,365		Infinity Property & Casualty Corp.	393,357
18,200	@, L	Interactive Brokers Group, Inc.	324,324
18,000	@	Investment Technology Group, Inc.	294,660
10,000	@, L	LaBranche & Co., Inc.	36,000
52,230	@, L	National Financial Partners Corp.	699,882
55,100		National Penn Bancshares, Inc.	442,453
7,300	@	Navigators Group, Inc.	367,555
17,308		NBT Bancorp., Inc.	417,988
44,000		Old National Bancorp.	523,160
15,617	@	OptionsXpress Holdings, Inc.	244,718
37,800	@	Pinnacle Financial Partners, Inc.	513,324
7,417	@	Piper Jaffray Cos.	259,669
17,128	@	Portfolio Recovery Associates, Inc.	1,288,026
25,421		PrivateBancorp, Inc.	365,554
27,292	@	ProAssurance Corp.	1,653,895
12,300		Provident Financial Services, Inc.	186,099
5,600		RLI Corp.	294,392
9,400		S&T Bancorp, Inc.	212,346
11,144		Safety Insurance Group, Inc.	530,120
23,500		Selective Insurance Group	426,525
25,138	@	Signature Bank	1,256,900
4,939		Simmons First National Corp.	140,762
12,660		Sterling Bancorp.	132,550
48,100		Sterling Bancshares, Inc.	337,662
20,759	@	Stifel Financial Corp.	1,287,888
136,151		Susquehanna Bancshares, Inc.	1,317,942
25,600		SWS Group, Inc.	129,280
38,558		Tower Group, Inc.	986,314
21,655		Trustco Bank Corp.	137,293
19,191		UMB Financial Corp.	794,891
68,127		Umpqua Holdings Corp.	829,787
26,508		United Bankshares, Inc.	774,034
27,100	@	United Community Banks, Inc.	52,845
6,478		United Fire & Casualty Co.	144,589
42,347		Whitney Holding Corp.	599,210
25,186	L	Wintrust Financial Corp.	831,894
9,862	@, L	World Acceptance, Corp.	520,714
			33,391,583
		Health Care: 12.5%
9,300	@	Abaxism, Inc.	249,705
37,500	@	Affymetrix, Inc.	188,625
5,600	@	Air Methods Corp.	315,112
40,187	@	Align Technology, Inc.	785,254
18,345	@	Amedisys, Inc.	614,558
66,813	@	American Medical Systems Holdings, Inc.	1,260,093
30,109	@	AMERIGROUP Corp.	1,322,387
36,700	@	AMN Healthcare Services, Inc.	225,338
9,243	@	Amsurg Corp.	193,641
3,500		Analogic Corp.	173,285
28,700	@, L	Bio-Reference Labs, Inc.	636,566
8,600		Cantel Medical Corp.	201,240
25,529	@	Catalyst Health Solutions, Inc.	1,186,843
36,906	@	Centene Corp.	935,198
7,400		Chemed Corp.	469,974
7,400		Computer Programs & Systems, Inc.	346,616
25,400	@	Conmed Corp.	671,322
34,030		Cooper Cos., Inc.	1,917,250
13,300	@	Corvel Corp.	643,055
42,247	@	Cubist Pharmaceuticals, Inc.	904,086
31,940	@	Cyberonics	990,779
7,112	@	Dionex Corp.	839,287
10,300	@	Emergent Biosolutions, Inc.	241,638
10,800		Ensign Group, Inc.	268,596
44,348	@	eResearch Technology, Inc.	325,958
8,019	@	Genoptix, Inc.	152,521
38,279	@	Gentiva Health Services, Inc.	1,018,221
9,700	@	Greatbatch, Inc.	234,255
16,512	@	Haemonetics Corp.	1,043,228
15,000	@	Hanger Orthopedic Group, Inc.	317,850
25,270	@	Healthspring, Inc.	670,413
30,800	@	Healthways, Inc.	343,728
10,700	@	Hi-Tech Pharmacal Co., Inc.	266,965
20,900	@	HMS Holdings Corp.	1,353,693
10,900	@, L	ICU Medical, Inc.	397,850
13,400	@	Integra LifeSciences Holdings Corp.	633,820

27,238		Invacare Corp.	821,498
7,200	@	IPC The Hospitalist Co., Inc.	280,872
3,000	@	Kendle International, Inc.	32,670
6,070	@, L	Kensey Nash Corp.	168,928
7,500		Landauer, Inc.	449,775
20,440	@	LHC Group, Inc.	613,200
22,060	@	Magellan Health Services, Inc.	1,042,997
29,392	@	Martek Biosciences Corp.	919,970
17,100		Meridian Bioscience, Inc.	396,036
36,128	@	Merit Medical Systems, Inc.	571,906
13,555	@	Molina Healthcare, Inc.	377,507
10,449	@	MWI Veterinary Supply, Inc.	659,854
33,712	@	Natus Medical, Inc.	478,036
10,821	@	Neogen Corp.	443,986
12,157	@	Omnicell, Inc.	175,669
15,238	@	Par Pharmaceutical Cos., Inc.	586,815
54,807	@	Parexel International Corp.	1,163,553
13,600	@	PharMerica Corp.	155,720
30,802	@, L	PSS World Medical, Inc.	696,125
17,688		Quality Systems, Inc.	1,234,976
56,970	@	Regeneron Pharmaceuticals, Inc.	1,870,325
25,812	@	RehabCare Group, Inc.	611,744
33,670	@	Salix Pharmaceuticals Ltd.	1,581,143
75,856	@, L	Savient Pharmaceuticals, Inc.	845,036
4,700	@	SurModics, Inc.	55,789
40,817	@	Symmetry Medical, Inc.	377,557
28,605	@	Viropharma, Inc.	495,439
15,503		West Pharmaceutical Services, Inc.	638,724
10,675	@	Zoll Medical Corp.	397,430
			40,482,230
		Industrials: 16.4%
1,100		AAON, Inc.	31,031
15,595	@	AAR Corp.	428,395
43,276		ABM Industries, Inc.	1,138,159
66,787		Actuant Corp.	1,777,870
9,138		Administaff, Inc.	267,743
7,195	@	Aerovironment, Inc.	193,042
24,700		Albany International Corp.	585,142
4,222	@, L	Allegiant Travel Co.	207,891
2,958		American Science & Engineering, Inc.	252,110
33,600		AO Smith Corp.	1,279,488
16,787		Apogee Enterprises, Inc.	226,121
29,624		Applied Industrial Technologies, Inc.	962,188
5,821		Applied Signal Technology, Inc.	220,558
17,337		Arkansas Best Corp.	475,381
7,463	@	Astec Industries, Inc.	241,876
14,800		AZZ, Inc.	592,148
12,300	L	Badger Meter, Inc.	543,906
27,538		Barnes Group, Inc.	569,210
15,378		Belden CDT, Inc.	566,218
36,837		Brady Corp.	1,201,255
56,031		Briggs & Stratton Corp.	1,103,250
4,600		Cascade Corp.	217,488
15,076	@	Ceradyne, Inc.	475,346
12,300		CIRCOR International, Inc.	520,044
20,989		Clarcor, Inc.	900,218
12,800		Comfort Systems USA, Inc.	168,576
6,083	@	Consolidated Graphics, Inc.	294,600
13,263		Cubic Corp.	625,350
25,462		Curtiss-Wright Corp.	845,338
24,200	@	Dolan Media Co.	336,864
21,104	@	Dycom Industries, Inc.	311,284
47,286	@	EMCOR Group, Inc.	1,370,348
13,800		Encore Wire Corp.	346,104
18,900	@	EnPro Industries, Inc.	785,484
10,300		ESCO Technologies, Inc.	389,752
17,719	@	Esterline Technologies Corp.	1,215,346
22,800	@	Exponent, Inc.	855,684
39,800		Federal Signal Corp.	273,028
24,113		Forward Air Corp.	684,327
11,400		G&K Services, Inc.	352,374
24,880	@	Gencorp, Inc.	128,630
50,169	@	Geo Group, Inc.	1,237,168
19,200	@	Gibraltar Industries, Inc.	260,544
41,978	@	Griffon Corp.	534,800
45,294		Healthcare Services Group	736,933
60,717		Heartland Express, Inc.	972,686
19,600		Heidrick & Struggles International, Inc.	561,540
12,545	@	HUB Group, Inc.	440,831
10,896	@	II-VI, Inc.	505,139
30,800	@	Insituform Technologies, Inc.	816,508

68,340		Interface, Inc.	1,069,521
25,571		John Bean Technologies Corp.	514,744
10,735		Kaman Corp.	312,066
32,723		Kaydon Corp.	1,332,481
14,000	@	Kelly Services, Inc.	263,200
41,240		Knight Transportation, Inc.	783,560
5,747	L	Lindsay Manufacturing Co.	341,544
15,800	@	Mobile Mini, Inc.	311,102
37,450	@	Moog, Inc.	1,490,510
28,155		Mueller Industries, Inc.	920,669
4,929		National Presto Industries, Inc.	640,819
38,559	@	Old Dominion Freight Line	1,233,502
4,200	@	On Assignment, Inc.	34,230
20,927	@	Orbital Sciences Corp.	358,480
12,800	@	Orion Marine Group, Inc.	148,480
5,400	@	Powell Industries, Inc.	177,552
20,988		Quanex Building Products Corp.	398,142
13,426	L	Robbins & Myers, Inc.	480,382
10,397	@	School Specialty, Inc.	144,830
26,662	@	SFN Group, Inc.	260,221
40,240		Simpson Manufacturing Co., Inc.	1,243,818
21,375		Skywest, Inc.	333,878
23,035		Standex International Corp.	688,977
33,763	@	SYKES Enterprises, Inc.	684,038
31,190	@	Teledyne Technologies, Inc.	1,371,424
39,394	@	Tetra Tech, Inc.	987,214
27,688		Toro Co.	1,706,688
9,800		Tredegar Corp.	189,924
8,267		Triumph Group, Inc.	739,152
18,599	@	TrueBlue, Inc.	334,596
11,809		Unifirst Corp.	650,085
15,415	@	United Stationers, Inc.	983,631
16,938		Universal Forest Products, Inc.	658,888
9,600		Viad Corp.	244,512
18,900		Vicor Corp.	309,960
21,800		Watts Water Technologies, Inc.	797,662
			53,165,798
		Information Technology: 18.7%
40,212	@	Advanced Energy Industries, Inc.	548,492
17,824	@	Anixter International, Inc.	1,064,628
43,722	@	Arris Group, Inc.	490,561
17,600	@	ATMI, Inc.	350,944
8,512	@	Avid Technology, Inc.	148,620
47,230	@	Benchmark Electronics, Inc.	857,697
14,412		Black Box Corp.	551,835
28,200		Blackbaud, Inc.	730,380
25,654	@	Blue Coat Systems, Inc.	766,285
8,700	@	Bottomline Technologies, Inc.	188,877
26,114	@	Brightpoint, Inc.	227,975
31,903	@	Brooks Automation, Inc.	289,360
21,594	@	Cabot Microelectronics Corp.	895,071
22,500	@	CACI International, Inc.	1,201,500
6,900	@	Ceva, Inc.	141,450
43,882	@	Checkpoint Systems, Inc.	901,775
8,600	@	Ciber, Inc.	40,248
33,457		Cognex Corp.	984,305
9,300		Cohu, Inc.	154,194
24,520	@	Commvault Systems, Inc.	701,762
10,900	@, L	Compellent Technologies, Inc.	300,731
24,800	@	comScore, Inc.	553,288
24,679		Comtech Telecommunications	684,349
23,970	@	CSG Systems International	453,992
31,799		CTS Corp.	351,697
21,200	@	Cymer, Inc.	955,484
71,369	@	Cypress Semiconductor Corp.	1,326,036
18,972		Daktronics, Inc.	302,034
21,775	@	DealerTrack Holdings, Inc.	437,024
21,600	@	DG FastChannel, Inc.	623,808
13,800	@	Diodes, Inc.	372,462
12,869	@	DTS, Inc.	631,224
32,300	@, L	Ebix, Inc.	764,541
7,261	@	Electro Scientific Industries, Inc.	116,394
9,000	@	EMS Technologies, Inc.	178,020
22,200	@	Epicor Software Corp.	224,220
35,500		EPIQ Systems, Inc.	487,415
4,900	@	Exar Corp.	34,202
8,600	@	Faro Technologies, Inc.	282,424
29,700	@	FEI Co.	784,377
13,600	@	Forrester Research, Inc.	479,944
95,026	@	Harmonic, Inc.	814,373
15,214		Heartland Payment Systems, Inc.	234,600

12,500	@	Hittite Microwave Corp.	763,000
8,100		iGate Corp.	159,651
45,800	@	Infospace, Inc.	380,140
39,861	@	Insight Enterprises, Inc.	524,571
25,158	@	Intermec, Inc.	318,500
15,496	@	j2 Global Communications, Inc.	448,609
42,994	@	JDA Software Group, Inc.	1,203,832
62,600	@	Kulicke & Soffa Industries, Inc.	450,720
17,100	@	Liquidity Services, Inc.	240,255
14,800		Littelfuse, Inc.	696,488
8,300	@	LogMeIn, Inc.	368,022
10,302	@	Manhattan Associates, Inc.	314,623
6,005		MAXIMUS, Inc.	393,808
8,300	@, L	Mercury Computer Systems, Inc.	152,554
35,827		Methode Electronics, Inc.	464,676
45,009		Micrel, Inc.	584,667
52,848	@	Microsemi Corp.	1,210,219
2,900	@	MicroStrategy, Inc.	247,863
21,679	@	MKS Instruments, Inc.	530,919
42,900	@	Monolithic Power Systems, Inc.	708,708
11,700		MTS Systems Corp.	438,282
13,590	@	Netgear, Inc.	457,711
35,880	@	Netscout Systems, Inc.	825,599
18,522	@	Newport Corp.	321,727
47,900	@	Novatel Wireless, Inc.	457,445
17,200	@	Oplink Communications, Inc.	317,684
19,300	@	OSI Systems, Inc.	701,748
22,825		Park Electrochemical Corp.	684,750
14,378	@	Perficient, Inc.	179,725
18,600	@	Pericom Semiconductor Corp.	204,228
30,044	@	Plexus Corp.	929,561
5,400	L	Power Integrations, Inc.	216,756
19,500	@	Progress Software Corp.	825,240
39,400		Pulse Electronics Corp.	209,608
27,278	@	Radiant Systems, Inc.	533,830
57,703	@, L	Radisys Corp.	513,557
15,700	@	RightNow Technologies, Inc.	371,619
7,700	@	Rofin-Sinar Technologies, Inc.	272,888
16,400	@	Rogers Corp.	627,300
38,810	@	Rudolph Technologies, Inc.	319,406
17,000	@	Scansource, Inc.	542,300
16,156	@, L	Sigma Designs, Inc.	228,931
36,700	@	Smith Micro Software, Inc.	577,658
56,200	@	Sonic Solutions, Inc.	843,000
35,300	@	Sourcefire, Inc.	915,329
49,392	@	Stamps.com, Inc.	654,444
19,300	@	Standard Microsystems Corp.	556,419
9,600	@, L	Stratasys, Inc.	313,344
4,100	@	Supertex, Inc.	99,138
22,026	@, L	Synaptics, Inc.	647,124
16,452	@	SYNNEX Corp.	513,302
43,889	@	Take-Two Interactive Software, Inc.	537,201
43,432	@	Taleo Corp.	1,200,895
24,810	@	Tekelec	295,487
16,115	@	TeleTech Holdings, Inc.	331,808
19,073	@	Tessera Technologies, Inc.	422,467
98,317	@	THQ, Inc.	595,801
52,105	@	Tollgrade Communications, Inc.	483,534
56,499	@	Triquint Semiconductor, Inc.	660,473
62,612	@	TTM Technologies, Inc.	933,545
16,008	@	Tyler Technologies, Inc.	332,326
14,400	@	Ultratech, Inc.	286,272
37,075		United Online, Inc.	244,695
57,294	@	Varian Semiconductor Equipment Associates, Inc.	2,118,159
23,718	@, L	Veeco Instruments, Inc.	1,018,925
39,391	@	Viasat, Inc.	1,749,354
15,300	@	Volterra Semiconductor Corp.	354,348
28,000	@	Websense, Inc.	567,000
13,079	@	Wright Express Corp.	601,634
			60,824,000
		Materials: 4.4%
5,069		A Schulman, Inc.	116,029
29,885		Amcol International Corp.	926,435
28,400		Arch Chemicals, Inc.	1,077,212
19,386		Balchem Corp.	655,441
15,096	@	Brush Engineered Materials, Inc.	583,309
29,700		Buckeye Technologies, Inc.	623,997
47,035	@	Calgon Carbon Corp.	711,169
47,307	@	Century Aluminum Co.	734,678
5,008	@	Clearwater Paper Corp.	392,126
7,500		Deltic Timber Corp.	422,550

24,300		Eagle Materials, Inc.	686,475
32,062		HB Fuller Co.	657,912
12,400	@	Headwaters, Inc.	56,792
4,700		Kaiser Aluminum Corp.	235,423
10,500	@	KapStone Paper and Packaging Corp.	160,650
12,400	@	LSB Industries, Inc.	300,824
18,900		Myers Industries, Inc.	184,086
11,200		Neenah Paper, Inc.	220,416
7,500		Olympic Steel, Inc.	215,100
11,587	@	OM Group, Inc.	446,215
69,958	@	PolyOne Corp.	873,775
8,972		Quaker Chemical Corp.	373,863
19,400	@	RTI International Metals, Inc.	523,412
15,297		Schweitzer-Mauduit International, Inc.	962,487
7,974		Stepan Co.	608,177
12,700		Texas Industries, Inc.	581,406
56,200		Wausau Paper Corp.	483,882
22,878		Zep, Inc.	454,815
			14,268,656
		Telecommunication Services: 0.8%
10,500		Atlantic Tele-Network, Inc.	402,570
14,790	@	Cbeyond, Inc.	225,991
62,700	@, L	General Communication, Inc.	793,782
12,600	@	Neutral Tandem, Inc.	181,944
8,558		NTELOS Holdings Corp.	163,030
50,300		USA Mobility, Inc.	893,831
			2,661,148
		Utilities: 3.6%
19,000		Allete, Inc.	707,940
18,700		American States Water Co.	644,589
53,637		Avista Corp.	1,207,905
5,400		Central Vermont Public Service Corp.	118,044
13,626		CH Energy Group, Inc.	666,175
21,747	@	El Paso Electric Co.	598,695
13,902		Laclede Group, Inc.	507,979
14,840		New Jersey Resources Corp.	639,752
19,500		Northwest Natural Gas Co.	906,165
34,700		NorthWestern Corp.	1,000,401
44,149		Piedmont Natural Gas Co.	1,234,406
20,900		South Jersey Industries, Inc.	1,103,938
32,216		Southwest Gas Corp.	1,181,361
18,500		UIL Holdings Corp.	554,260
19,286		Unisource Energy Corp.	691,210
			11,762,820
		Total Common Stock (Cost $251,335,400)	290,478,025

REAL ESTATE INVESTMENT TRUSTS: 7.4%
		Financials: 7.4%
16,998		Acadia Realty Trust	310,044
117,638		BioMed Realty Trust, Inc.	2,193,949
26,100		Cedar Shopping Centers, Inc.	164,169
28,420		Colonial Properties Trust	512,981
69,489	@, L	DiamondRock Hospitality Co.	833,868
10,906		EastGroup Properties, Inc.	461,542
22,958		Entertainment Properties Trust	1,061,808
84,164		Extra Space Storage, Inc.	1,464,454
49,592		Franklin Street Properties Corp.	706,686
57,298		Healthcare Realty Trust, Inc.	1,212,999
27,292		Home Properties, Inc.	1,514,433
33,400		Inland Real Estate Corp.	293,920
28,626		Kilroy Realty Corp.	1,043,990
78,500		Kite Realty Group Trust	424,685
58,099		LaSalle Hotel Properties	1,533,814
120,282		Lexington Realty Trust	956,242
11,631		LTC Properties, Inc.	326,598
51,059		Medical Properties Trust, Inc.	552,969
24,422		Mid-America Apartment Communities, Inc.	1,550,553
70,091	L	National Retail Properties, Inc.	1,857,412
8,804		Parkway Properties, Inc.	154,246
20,018		Pennsylvania Real Estate Investment Trust	290,862
19,521		Post Properties, Inc.	708,612
18,690		PS Business Parks, Inc.	1,041,407
18,444		Sovran Self Storage, Inc.	678,924
35,554		Tanger Factory Outlet Centers, Inc.	1,820,009
4,300		Universal Health Realty Income Trust	157,079
15,903		Urstadt Biddle Properties, Inc.	309,313

		Total Real Estate Investment Trusts (Cost $21,853,858)	24,137,568

		Total Long-Term Investments (Cost $273,189,258)	314,615,593

SHORT-TERM INVESTMENTS: 7.6%
		Mutual Funds: 3.6%
11,828,000		Blackrock Liquidity Funds TempFund Portfolio - Class I		11,828,000

		Total Mutual Funds (Cost $11,828,000)		11,828,000

		Securities Lending Collateral(cc): 4.0%
11,795,222		BNY Mellon Overnight Government Fund (1)		11,795,222
1,429,266	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		1,143,413

		Total Securities Lending Collateral (Cost $13,224,488)		12,938,635

		Total Short-Term Investments (Cost $25,052,488)		24,766,635

		Total Investments in Securities (Cost $298,241,746)*	104.5%	$339,382,228
		Other Assets and Liabilities - Net	(4.5)	(14,651,872)
		Net Assets	100.0%	$324,730,356

@	Non-income producing security
(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

PORTFOLIO OF INVESTMENTS
ING International Index Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 95.4%
		Australia: 8.0%
14,659		AGL Energy Ltd.	$228,520
68,411		Alumina Ltd.	173,907
43,133		Amcor Ltd.	297,831
69,315		AMP Ltd.	375,068
71,933	@	Asciano Group	117,430
5,318		ASX Ltd.	204,991
85,261		Australia & New Zealand Banking Group Ltd.	2,036,466
30,889		AXA Asia Pacific Holdings Ltd.	199,474
9,486		Bendigo Bank Ltd.	96,604
110,459		BHP Billiton Ltd.	5,136,458
10,652		Billabong International Ltd.	88,827
57,016		BlueScope Steel Ltd.	131,039
48,471		Brambles Ltd.	353,067
21,206		Coca-Cola Amatil Ltd.	235,807
1,697		Cochlear Ltd.	139,696
50,054		Commonwealth Bank of Australia	2,600,828
13,895		Computershare Ltd.	153,151
18,385		Crown Ltd.	155,272
19,817		CSL Ltd.	735,650
41,545	@	Fortescue Metals Group Ltd.	278,491
51,905		Foster’s Group Ltd.	301,738
51,523		Incitec Pivot Ltd.	208,873
73,514		Insurance Australia Group	291,967
85,596	L	John Fairfax Holdings Ltd.	122,739
4,678		Leighton Holdings Ltd.	147,445
12,501		Lend Lease Corp., Ltd.	110,379
8,775		MacArthur Coal Ltd.	115,218
9,927		Macquarie Group Ltd.	375,643
68,978		National Australia Bank Ltd.	1,673,511
24,180		Newcrest Mining Ltd.	1,002,951
40,666		OneSteel Ltd.	107,730
11,300		Orica Ltd.	288,179
28,749		Origin Energy Ltd.	490,182
100,029		Oz Minerals Ltd.	176,668
23,377	@	Paladin Resources Ltd.	117,823
38,943	@	Qantas Airways Ltd.	101,173
33,671		QBE Insurance Group Ltd.	625,306
41,341	@	QR National Ltd.	116,280
14,246		Rio Tinto Ltd.	1,247,478
25,919		Santos Ltd.	348,963
8,119		Sims Group Ltd.	178,584
11,730		Sonic Healthcare Ltd.	139,440
41,752		Suncorp Group Ltd.	367,680
15,130		TABCORP Holdings Ltd.	110,015
39,875		Tattersall’s Ltd.	105,293
148,941		Telstra Corp., Ltd.	424,916
27,278		Toll Holdings Ltd.	160,071
45,704		Transurban Group	239,940
34,324		Wesfarmers Ltd.	1,124,427
8,570		Wesfarmers Ltd. - Price Protected Shares	283,478
99,107		Westpac Banking Corp.	2,251,501
19,686		Woodside Petroleum Ltd.	857,533
40,927		Woolworths Ltd.	1,130,192
8,245		WorleyParsons Ltd.	225,819
			29,307,712
		Austria: 0.3%
6,923		Erste Bank der Oesterreichischen Sparkassen AG	326,745
35,869	@, L	Immofinanz Immobilien Anlagen AG	153,309
5,258		OMV AG	219,131
1,689		Raiffeisen International Bank Holding AG	93,038
10,734		Telekom Austria AG	151,295
2,391		Verbund AG	89,341
4,099		Voestalpine AG	196,059
			1,228,918
		Belgium: 0.9%
72,353		Ageas	165,371
23,047		Anheuser-Busch InBev NV	1,316,887
863		Bekaert SA	99,032
5,292	L	Belgacom S.A.	177,796
1,873		Cie Nationale a Portefeuille	91,652
2,913		Colruyt S.A.	148,136
2,934		Delhaize Group	216,979
20,127	@	Dexia S.A.	69,925
3,220		Groupe Bruxelles Lambert S.A.	270,926
5,033	@	KBC Groep NV	171,489
1,556		Solvay S.A.	165,914

4,139		UCB S.A.	142,125
4,110		Umicore	213,984
			3,250,216
		Bermuda: 0.1%
9,143		SeaDrill Ltd. ADR	311,897
			311,897
		China: 0.0%
101,473	@	Foxconn International Holdings Ltd.	70,832
			70,832
		Cyprus: 0.0%
15,407		Bank of Cyprus Public Co., Ltd.	53,175
12,038		Bank of Cyprus Public Co., Ltd.	42,095
			95,270
		Denmark: 1.0%
32		AP Moller - Maersk A/S - Class A	281,918
50		AP Moller - Maersk A/S - Class B	452,682
3,248		Carlsberg A/S	326,020
15,225	@	Danske Bank A/S	390,451
6,923		DSV A/S	153,461
13,582		Novo-Nordisk A/S	1,530,210
1,462		Novozymes A/S	203,997
1,673		TrygVesta A/S	77,152
6,873	@	Vestas Wind Systems A/S	217,670
			3,633,561
		Finland: 1.1%
14,101		Fortum OYJ	425,335
1,825		Kesko OYJ	85,283
6,136		Kone OYJ	340,808
4,315		Metso OYJ	241,384
5,725		Neste Oil OYJ	91,543
121,549		Nokia OYJ	1,259,104
3,504		Nokian Renkaat OYJ	128,747
6,946		Outokumpu OYJ	128,756
4,356		Rautaruukki OYJ	102,286
13,808		Sampo OYJ	369,221
18,324		Stora Enso OYJ (Euro Denominated Security)	188,574
18,281		UPM-Kymmene OYJ	324,083
3,095		Wartsila OYJ	235,852
			3,920,976
		France: 8.5%
4,388		Accor S.A.	195,562
1,311		Aeroports de Paris	103,615
4,783	@	Air France-KLM	87,312
9,185		Air Liquide	1,162,954
81,266	@	Alcatel S.A.	237,746
6,512		Alstom	312,128
55,280		AXA S.A.	920,160
30,458		BNP Paribas	1,939,767
6,835		Bouygues S.A.	294,989
1,623		Bureau Veritas S.A.	123,166
4,726		Capgemini S.A.	220,939
18,461		Carrefour S.A.	761,194
1,850		Casino Guichard Perrachon S.A.	180,512
1,987		Christian Dior S.A.	284,209
13,603		Cie de Saint-Gobain	700,630
4,234	@	Cie Generale de Geophysique-Veritas	129,252
5,515		Cie Generale des Etablissements Michelin	395,898
6,767		Cie Generale D’Optique Essilor International S.A.	436,004
6,239		CNP Assurances	112,608
31,290		Credit Agricole S.A.	397,875
2,105		Dassault Systemes S.A.	158,909
4,567	@	Edenred	108,113
7,819		Electricite de France SA	321,107
261		Eramet SLN	89,565
3,628		Eutelsat Communications	132,870
58,231		France Telecom S.A.	1,218,534
40,915		Gaz de France	1,469,469
19,547		Groupe Danone	1,229,059
12,681		Groupe Eurotunnel S.A.	111,596
669		Hermes International	140,278
1,493		Imerys S.A.	99,654
6,588		Lafarge S.A.	413,573
3,419		Lagardere SCA	140,964
3,806		Legrand S.A.	155,247
8,038		L’Oreal S.A.	893,759
8,501		LVMH Moet Hennessy Louis Vuitton S.A.	1,400,155
35,686	@	Natixis	166,931
1,405		Neopost S.A.	122,528
6,479		Pernod-Ricard S.A.	609,863
4,251	@	Peugeot S.A.	161,525
2,409		PPR	383,541
3,858		Publicis Groupe	201,316
6,382	@	Renault S.A.	371,511

4,915		Safran S.A.	174,229
34,423		Sanofi-Aventis	2,206,886
8,193		Schneider Electric S.A.	1,228,426
5,497		Scor S.A.	139,698
1,186		Societe BIC S.A.	101,960
20,524		Societe Generale	1,104,331
6,624		Societe Television Francaise (T.F.1)	115,153
2,438		Sodexho Alliance S.A.	168,233
6,961		Suez Environnement S.A.	143,808
3,251		Technip S.A.	300,501
3,328		Thales S.A.	116,570
68,332		Total S.A.	3,639,535
3,812		Vallourec	400,790
11,825		Veolia Environnement	346,134
14,891		Vinci S.A.	810,334
37,352		Vivendi	1,009,313
			31,102,488
		Germany: 7.5%
6,651		Adidas AG	432,642
14,787		Allianz AG	1,756,928
29,617		BASF AG	2,363,525
26,663		Bayer AG	1,976,458
11,043		Bayerische Motoren Werke AG	870,045
2,904		Beiersdorf AG	161,144
997	@	Brenntag AG	101,654
3,253		Celesio AG	81,066
22,240	@, L	Commerzbank AG	165,573
1,584	@	Continental AG	125,825
29,528	@	DaimlerChrysler AG	1,998,009
30,506		Deutsche Bank AG	1,595,341
5,763		Deutsche Boerse AG	398,172
8,798	@	Deutsche Lufthansa AG	191,381
28,658		Deutsche Post AG	486,189
91,634		Deutsche Telekom AG	1,181,273
60,568		E.ON AG	1,849,677
1,698		Fresenius AG	142,487
6,238		Fresenius Medical Care AG & Co. KGaA	358,642
4,095		GEA Group AG	118,339
2,390		Hannover Rueckversicheru - Reg	128,211
3,827		HeidelbergCement AG	240,194
5,124		Henkel KGaA	264,190
6,281		Henkel KGaA - Vorzug	389,433
938		Hochtief AG	79,516
34,303	@	Infineon Technologies AG	319,748
4,175		K+S AG	314,679
1,874	@	Kabel Deutschland Holding AG	87,879
2,196		Lanxess	172,666
5,144		Linde AG	778,181
3,719		MAN AG	442,955
1,529		Merck KGaA	122,412
4,526		Metro AG	326,672
6,006		Muenchener Rueckversicherungs AG	909,637
13,857		RWE AG	925,507
2,057		Salzgitter AG	159,035
28,204		SAP AG	1,438,479
26,835		Siemens AG	3,324,176
10,229		ThyssenKrupp AG	424,962
1,903		Volkswagen AG	269,923
739		Wacker Chemie AG	128,842
			27,601,667
		Greece: 0.2%
16,636	@	Alpha Bank AE	84,572
6,267		Coca-Cola Hellenic Bottling Co. S.A.	162,360
9,009		Hellenic Telecommunications Organization S.A.	73,944
31,930	@	National Bank of Greece S.A.	259,794
9,716		OPAP S.A.	168,105
			748,775
		Guernsey: 0.0%
41,694		Resolution Ltd.	152,542
			152,542
		Hong Kong: 2.6%
246,600	@	AIA Group Ltd.	693,214
47,605		Bank of East Asia Ltd.	199,206
103,410		BOC Hong Kong Holdings Ltd.	351,648
42,053		Cathay Pacific Airways Ltd.	116,004
47,383		Cheung Kong Holdings Ltd.	730,242
22,236		Cheung Kong Infrastructure Holdings Ltd.	101,804
64,603		CLP Holdings Ltd.	524,559
33,479		Esprit Holdings Ltd.	159,256
24,617		Hang Lung Group Ltd.	161,738
58,682		Hang Lung Properties Ltd.	274,281
21,273		Hang Seng Bank Ltd.	349,523
35,656		Henderson Land Development Co., Ltd.	242,875

136,647		Hong Kong & China Gas	321,984
33,454		Hong Kong Exchanges and Clearing Ltd.	758,492
46,302		HongKong Electric Holdings	291,889
17,000		Hopewell Holdings	53,347
74,615		Hutchison Whampoa Ltd.	767,587
28,318		Kerry Properties Ltd.	147,432
74,361		Li & Fung Ltd.	431,445
59,658		MTR Corp.	217,097
85,235		New World Development Ltd.	159,918
116,727		Noble Group Ltd.	197,296
60,063		NWS Holdings Ltd.	91,157
51,331		Shangri-La Asia Ltd.	139,250
77,858		Sino Land Co.	145,480
63,292		SJM Holdings Ltd.	100,403
47,915		Sun Hung Kai Properties Ltd.	794,987
22,579		Swire Pacific Ltd.	370,974
41,264		Wharf Holdings Ltd.	317,256
30,882		Wheelock & Co., Ltd.	124,875
8,318		Wing Hang Bank Ltd.	114,978
32,643		Yue Yuen Industrial Holdings	117,424
			9,567,621
		Ireland: 0.2%
207,339	@	Bank of Ireland - London Exchange	108,237
461		CRH PLC	9,618
21,283		CRH PLC	441,473
16,472	@	Elan Corp. PLC	92,872
13,662	@	James Hardie Industries SE	94,735
3,061		Kerry Group PLC	102,138
343		Kerry Group PLC	11,422
			860,495
		Israel: 0.8%
33,792	@	Bank Hapoalim BM	175,931
31,884		Bank Leumi Le-Israel BM	163,433
71,596		Bezeq Israeli Telecommunication Corp., Ltd.	217,968
243		Delek Group Ltd.	62,654
1,670		Elbit Systems Ltd.	89,124
14,921		Israel Chemicals Ltd.	255,548
82	@	Israel Corp., Ltd.	99,489
1,968	@	NICE Systems Ltd.	68,562
31,794		Teva Phaemaceutical Industries Ltd.	1,654,827
			2,787,536
		Italy: 2.5%
9,954		Altantia S.p.A.	203,272
40,566		Assicurazioni Generali S.p.A.	772,362
23,056	L	Banco Popolare Scarl	104,653
46,700	@	Enel Green Power SpA	98,663
221,115		Enel S.p.A.	1,108,018
84,115		ENI S.p.A.	1,843,583
24,383		Fiat S.p.A	504,268
14,402		Finmeccanica S.p.A.	163,855
252,040		Intesa Sanpaolo S.p.A.	685,206
4,593		Luxottica Group S.p.A.	140,407
20,532		Mediaset S.p.A.	124,346
20,729		Mediobanca S.p.A.	184,896
46,086		Parmalat S.p.A	126,417
13,587		Pirelli & C S.p.A.	109,950
7,692		Prysmian S.p.A.	131,092
8,055		Saipem S.p.A.	397,701
51,032		Snam Rete Gas S.p.A.	254,127
339,008		Telecom Italia S.p.A.	439,848
299,779		Telecom Italia S.p.A. RNC	326,277
45,570	L	Terna S.p.A	192,598
435,349		UniCredito Italiano S.p.A.	902,551
17,983		Unione di Banche Italiane SCPA	157,787
			8,971,877
		Japan: 21.2%
2,300		ABC-Mart, Inc.	81,922
5,300		Advantest Corp.	119,160
21,500		Aeon Co., Ltd.	268,283
6,500		Aisin Seiki Co., Ltd.	229,037
20,000		Ajinomoto Co., Inc.	207,761
2,100		Alfresa Holdings Corp.	93,060
28,000		All Nippon Airways Co., Ltd.	104,201
30,000		Aozora Bank Ltd.	61,878
11,100		Asahi Breweries Ltd.	214,237
31,000	L	Asahi Glass Co., Ltd.	360,525
37,000		Asahi Kasei Corp.	240,672
15,200		Astellas Pharma, Inc.	577,683
17,000		Bank of Kyoto Ltd.	160,692
40,000		Bank of Yokohama Ltd.	206,263
3,100		Benesse Corp.	142,631
19,624		Bridgestone Corp.	377,742
10,400		Brother Industries Ltd.	153,493

4,800		Canon Sales Co., Inc.	68,182
36,800	L	Canon, Inc.	1,890,242
14,000		Casio Computer Co., Ltd.	112,368
55		Central Japan Railway Co.	459,768
24,000		Chiba Bank Ltd.	155,621
8,000		Chiyoda Corp.	79,236
21,800		Chubu Electric Power Co., Inc.	535,153
8,700		Chugai Pharmaceutical Co., Ltd.	159,301
10,000		Chugoku Bank Ltd.	120,668
8,444		Chugoku Electric Power Co., Inc.	171,382
43,000		Chuo Mitsui Trust Holdings, Inc.	177,630
7,300		Credit Saison Co., Ltd.	119,134
18,000		Dai Nippon Printing Co., Ltd.	244,139
15,000		Daido Steel Co., Ltd.	87,823
244		Dai-ichi Life Insurance Co., Ltd.	394,883
22,200		Daiichi Sankyo Co., Ltd.	484,870
7,500		Daikin Industries Ltd.	264,942
3,073		Daito Trust Construction Co., Ltd.	210,016
14,000		Daiwa House Industry Co., Ltd.	171,495
57,000		Daiwa Securities Group, Inc.	292,388
3,500		Dena Co., Ltd.	125,394
19,000		Denki Kagaku Kogyo K K	89,959
15,700		Denso Corp.	539,748
5,700		Dentsu, Inc.	176,114
11,402		East Japan Railway Co.	739,867
8,500	L	Eisai Co., Ltd.	307,082
3,100		Electric Power Development Co.	97,085
8,600	@, L	Elpida Memory, Inc.	99,467
3,700		FamilyMart Co., Ltd.	139,204
6,500		Fanuc Ltd.	993,566
1,800		Fast Retailing Co., Ltd.	285,519
21,000		Fuji Heavy Industries Ltd.	161,948
15,400		Fuji Photo Film Co., Ltd.	554,688
57,000		Fujitsu Ltd.	394,916
36,000		Fukuoka Financial Group, Inc.	155,827
26,000		Furukawa Electric Co., Ltd.	116,355
5,200		Gree, Inc.	65,951
16,000		Gunma Bank Ltd.	87,580
23,000		Hachijuni Bank Ltd.	128,150
32,000		Hankyu Hanshin Holdings, Inc.	148,309
900		Hirose Electric Co., Ltd.	101,135
31,000		Hiroshima Bank Ltd.	130,376
5,800	L	Hitachi Construction Machinery Co., Ltd.	138,431
3,600		Hitachi High-Technologies Corp.	83,883
150,000		Hitachi Ltd.	796,375
4,100		Hokkaido Electric Power Co., Inc.	83,725
5,700		Hokuriku Electric Power Co.	139,960
52,800		Honda Motor Co., Ltd.	2,083,952
12,600		Hoya Corp.	304,658
4,800		Ibiden Co., Ltd.	150,568
79		Inpex Holdings, Inc.	461,312
11,200		Isetan Mitsukoshi Holdings Ltd.	129,807
44,000		Ishikawajima - Harima Heavy Industries Co., Ltd.	97,687
38,000		Isuzu Motors Ltd.	171,711
48,200		Itochu Corp.	485,651
14,401		Iyo Bank Ltd.	114,893
18,000		J Front Retailing Co., Ltd.	98,091
15,000		Japan Steel Works Ltd.	156,227
160		Japan Tobacco, Inc.	590,811
16,000		JFE Holdings, Inc.	554,757
8,000		JGC Corp.	173,389
37,000		Joyo Bank Ltd.	162,183
8,900		JS Group Corp.	195,228
7,300		JSR Corp.	135,496
8,500		JTEKT Corp.	99,735
83		Jupiter Telecommunications Co.	87,074
76,300		JX Holdings, Inc.	516,325
32,000		Kajima Corp.	84,850
17,000		Kamigumi Co., Ltd.	142,279
27,000		Kansai Electric Power Co., Inc.	665,788
17,917		Kao Corp.	481,521
51,000		Kawasaki Heavy Industries Ltd.	170,923
31,000		Kawasaki Kisen Kaisha Ltd.	134,966
93		KDDI Corp.	536,307
15,000		Keihin Electric Express Railway Co., Ltd.	132,302
17,000		Keio Corp.	115,791
15,000		Keisei Electric Railway Co., Ltd.	99,842
1,370		Keyence Corp.	395,293
48,000	L	Kintetsu Corp.	149,986
26,000	@	Kirin Brewery Co., Ltd.	363,637
91,000		Kobe Steel Ltd.	229,933
31,400		Komatsu Ltd.	945,042
10,500		Konica Minolta Holdings, Inc.	108,521

41,000		Kubota Corp.	386,266
8,700		Kuraray Co., Ltd.	124,192
4,500		Kurita Water Industries Ltd.	141,264
5,400		Kyocera Corp.	548,626
15,200		Kyushu Electric Power Co., Inc.	340,297
3,500		Lawson, Inc.	172,784
3,100		Makita Corp.	126,145
55,000		Marubeni Corp.	385,043
56,000		Mazda Motor Corp.	159,737
3,148		McDonald’s Holdings Co. Japan Ltd.	78,877
2,500		MEIJI Holdings Co., Ltd.	112,816
39,500		Mitsubishi Chemical Holdings Corp.	266,817
44,000		Mitsubishi Corp.	1,185,877
66,000		Mitsubishi Electric Corp.	689,652
42,000		Mitsubishi Estate Co., Ltd.	776,211
19,000		Mitsubishi Gas Chemical Co., Inc.	134,387
89,000		Mitsubishi Heavy Industries Ltd.	333,171
53,000		Mitsubishi Materials Corp.	168,423
116,255	@	Mitsubishi Motors Corp.	168,443
8,000		Mitsubishi Tanabe Pharma Corp.	134,859
423,021		Mitsubishi UFJ Financial Group, Inc.	2,280,980
56,807		Mitsui & Co., Ltd.	934,697
43,000		Mitsui Chemicals, Inc.	153,304
30,000		Mitsui Engineering & Shipbuilding Co., Ltd.	79,102
27,919		Mitsui Fudosan Co., Ltd.	554,851
28,000		Mitsui Mining & Smelting Co., Ltd.	92,089
38,000		Mitsui OSK Lines Ltd.	257,493
17,669		Mitsui Sumitomo Insurance Group Holdings, Inc.	441,066
4,200		Mitsumi Electric Co., Ltd.	76,755
673,692		Mizuho Financial Group, Inc.	1,263,762
30,000		Mizuho Securities Co., Ltd.	85,546
7,000		Murata Manufacturing Co., Ltd.	488,639
6,800		Nabtesco Corp.	144,582
82,000		NEC Corp.	245,344
8,000		NGK Insulators Ltd.	129,952
3,300		Nidec Corp.	332,753
12,400		Nikon Corp.	250,316
3,200		Nintendo Co., Ltd.	934,246
12,000		Nippon Electric Glass Co., Ltd.	172,247
41,000		Nippon Express Co., Ltd.	184,126
7,000		Nippon Meat Packers, Inc.	91,211
5,600		Nippon Paper Group, Inc.	146,590
42,000		Nippon Sheet Glass Co., Ltd.	112,654
181,000		Nippon Steel Corp.	648,425
17,400		Nippon Telegraph & Telephone Corp.	792,358
54,000		Nippon Yusen KK	237,739
80,700		Nissan Motor Co., Ltd.	763,410
7,000		Nisshin Seifun Group, Inc.	88,612
1,550		Nitori Co., Ltd.	135,446
5,900		Nitto Denko Corp.	276,715
47,306	@	NKSJ Holdings, Inc.	347,024
4,700		NOK Corp.	97,423
117,000		Nomura Holdings, Inc.	742,374
14,000		NSK Ltd.	125,907
51		NTT Data Corp.	175,879
523		NTT DoCoMo, Inc.	910,860
16,000		Obayashi Corp.	73,451
480		Obic Co., Ltd.	98,577
19,000		Odakyu Electric Railway Co., Ltd.	176,603
33,000		OJI Paper Co., Ltd.	159,258
8,400		Olympus Corp.	252,925
6,300		Omron Corp.	166,028
3,900		Ono Pharmaceutical Co., Ltd.	181,864
1,900		Oracle Corp. Japan	93,138
1,400		Oriental Land Co., Ltd.	129,489
3,190		ORIX Corp.	312,541
81,000		Osaka Gas Co., Ltd.	313,991
67,300		Panasonic Corp.	950,195
247		Rakuten, Inc.	206,702
19,800	L	Resona Holdings, Inc.	118,022
22,000		Ricoh Co., Ltd.	320,782
2,300		Rinnai Corp.	140,211
2,500		Rohm Co., Ltd.	162,582
2,200		Sankyo Co., Ltd.	123,955
6,300		Secom Co., Ltd.	297,680
7,500		Sega Sammy Holdings, Inc.	142,242
5,200		Seiko Epson Corp.	94,403
15,000		Sekisui Chemical Co., Ltd.	107,315
19,000		Sekisui House Ltd.	191,454
25,600		Seven & I Holdings Co., Ltd.	681,066
33,000		Sharp Corp.	338,642
6,000		Shikoku Electric Power Co.	176,239
1,200		Shimamura Co., Ltd.	111,071

1,800		Shimano, Inc.	91,250
14,586		Shin-Etsu Chemical Co., Ltd.	786,135
12,400		Shionogi & Co., Ltd.	244,366
11,400		Shiseido Co., Ltd.	248,250
21,000		Shizuoka Bank Ltd.	193,093
58,000	L	Showa Denko KK	130,119
1,700		SMC Corp.	290,099
26,800		Softbank Corp.	924,076
32,800		Sony Corp.	1,173,081
24		Sony Financial Holdings, Inc.	96,656
6,200		Sumco Corp.	88,284
51,000		Sumitomo Chemical Co., Ltd.	250,359
37,500	L	Sumitomo Corp.	527,898
25,700		Sumitomo Electric Industries Ltd.	355,153
17,000		Sumitomo Heavy Industries	108,738
130,000		Sumitomo Metal Industries Ltd.	318,696
20,000		Sumitomo Metal Mining Co., Ltd.	348,363
44,700		Sumitomo Mitsui Financial Group, Inc.	1,582,699
13,000		Sumitomo Realty & Development Co., Ltd.	309,265
12,100		Sumitomo Rubber Industries, Inc.	125,858
43,000		Sumitomo Trust & Banking Co., Ltd.	269,380
4,300		Suzuken Co., Ltd.	131,109
12,500		Suzuki Motor Corp.	306,860
8,900		T&D Holdings, Inc.	224,510
25,400		Takeda Pharmaceutical Co., Ltd.	1,247,796
3,800		TDK Corp.	263,098
39,000		Teijin Ltd.	166,042
7,100		Terumo Corp.	398,220
5,200		THK Co., Ltd.	118,939
22,000	L	Tobu Railway Co., Ltd.	123,382
7,800		Toho Co., Ltd.	125,065
13,700	L	Tohoku Electric Power Co., Inc.	305,021
23,850		Tokio Marine Holdings, Inc.	708,523
16,000		Tokuyama Corp.	82,468
43,000		Tokyo Electric Power Co., Inc.	1,048,450
6,400		Tokyo Electron Ltd.	402,952
73,079		Tokyo Gas Co., Ltd.	323,613
39,000		Tokyu Corp.	178,407
27,000		Tokyu Land Corp.	135,112
14,000	L	TonenGeneral Sekiyu KK	152,757
18,000		Toppan Printing Co., Ltd.	163,806
48,000		Toray Industries, Inc.	286,153
137,000		Toshiba Corp.	743,538
5,400		Toyo Seikan Kaisha Ltd.	102,299
4,000		Toyo Suisan Kaisha Ltd.	88,811
4,100		Toyoda Gosei Co., Ltd.	95,926
4,000		Toyota Boshoku Corp.	70,326
5,300		Toyota Industries Corp.	163,978
91,489		Toyota Motor Corp.	3,601,780
8,500		Toyota Tsusho Corp.	148,847
3,500		Trend Micro, Inc.	114,982
3,600		Tsumura & Co.	116,310
43,000		Ube Industries Ltd.	128,760
3,600		Uni-Charm Corp.	142,954
10,100		UNY Co., Ltd.	101,716
63		West Japan Railway Co.	235,148
545		Yahoo! Japan Corp.	210,657
2,800		Yakult Honsha Co., Ltd.	80,502
2,430		Yamada Denki Co., Ltd.	165,316
8,600	@	Yamaha Motor Co., Ltd.	139,559
16,800		Yamato Holdings Co., Ltd.	238,319
15,000		Yaskawa Electric Corp.	141,239
13,300		Yokogawa Electric Corp.	105,317
			77,844,806
		Kazakhstan: 0.0%
8,183		Eurasian Natural Resources Corp.	134,564
			134,564
		Luxembourg: 0.5%
26,842		ArcelorMittal	1,021,518
9,363		SES S.A.	222,957
15,942		Tenaris S.A.	390,972
			1,635,447
		Macau: 0.1%
84,800	@	Sands China Ltd.	186,418
61,600	@	Wynn Macau Ltd.	137,869
			324,287
		Malaysia: 0.1%
208,600	@	Genting International PLC	356,854
			356,854
		Mauritius: 0.0%
11,227	@	Essar Energy PLC	101,902
			101,902

		Mexico: 0.0%
6,436		Fresnillo PLC	168,413
			168,413
		Netherlands: 4.5%
51,958	@	Aegon NV	318,072
7,572		Akzo Nobel NV	471,110
14,280		ASML Holding NV	547,669
5,702		Delta Lloyd NV	114,993
13,564	@	European Aeronautic Defence and Space Co. NV	316,517
1,897		Fugro NV	156,191
3,270		Heineken Holding NV	142,211
7,678		Heineken NV	376,581
125,959	@, **	ING Groep NV	1,228,824
38,913		Koninklijke Ahold NV	514,050
2,420		Koninklijke Boskalis Westminster NV	115,547
4,805		Koninklijke DSM NV	273,900
51,126		Koninklijke KPN NV	746,742
30,872		Koninklijke Philips Electronics NV	946,453
2,135		Koninklijke Vopak NV	100,937
6,462	@	Qiagen NV	126,829
3,243	@	Randstad Holdings NV	171,390
21,594		Reed Elsevier NV	267,341
119,912		Royal Dutch Shell PLC - Class A	4,003,668
92,545		Royal Dutch Shell PLC - Class B	3,064,584
5,160		SBM Offshore NV	115,773
10,895		TNT NV	288,127
57,258		Unilever NV	1,786,312
9,762		Wolters Kluwer NV	214,089
			16,407,910
		New Zealand: 0.1%
19,254		Fletcher Building Ltd.	114,773
81,598		Telecom Corp. of New Zealand Ltd.	137,170
			251,943
		Norway: 0.7%
4,470		Aker Kvaerner ASA	76,261
31,244		DnB NOR ASA	439,542
30,066		Norsk Hydro ASA	221,459
21,228		Orkla ASA	207,067
25,891	@	Renewable Energy Corp. A/S	79,515
37,323		Statoil ASA	888,961
26,235		Telenor ASA	427,508
5,646		Yara International ASA	328,647
			2,668,960
		Portugal: 0.2%
31,604		Banco Espirito Santo S.A.	121,539
14,194		Cimpor Cimentos de Portugal SG	96,176
52,595		Energias de Portugal S.A.	175,121
6,397		Galp Energia SGPS S.A.	122,682
9,232		Jeronimo Martins	140,764
17,523		Portugal Telecom SGPS S.A.	200,026
			856,308
		Singapore: 1.5%
76,000		CapitaLand Ltd.	219,831
78,000		CapitaMalls Asia Ltd.	117,954
18,000		City Developments Ltd.	176,413
71,000		ComfortDelgro Corp., Ltd.	85,743
58,000		DBS Group Holdings Ltd.	647,370
29,000		Fraser and Neave Ltd.	144,771
53,700	@	Global Logistic Properties Ltd.	90,382
4,000		Jardine Cycle & Carriage Ltd.	114,054
36,000		Keppel Corp., Ltd.	317,649
25,000		Keppel Land Ltd.	93,608
48,000		Olam International Ltd.	117,558
74,608		Oversea-Chinese Banking Corp.	574,404
50,000		SembCorp Industries Ltd.	200,152
37,000		SembCorp Marine Ltd.	154,786
15,000		Singapore Airlines Ltd.	178,987
31,000		Singapore Exchange Ltd.	203,307
57,000	L	Singapore Press Holdings Ltd.	176,960
78,000		Singapore Technologies Engineering Ltd.	207,842
258,000		Singapore Telecommunications Ltd.	613,096
40,000		United Overseas Bank Ltd.	567,639
24,000		United Overseas Land Ltd.	88,926
61,000		Wilmar International Ltd.	268,168
			5,359,600
		Spain: 3.2%
10,319		Abertis Infraestructuras S.A.	186,294
1,530		Acciona S.A.	108,602
4,489	L	ACS Actividades de Construccion y Servicios S.A.	210,404
5,351	@	Amadeus IT Holding S.A.	112,453
140,329		Banco Bilbao Vizcaya Argentaria S.A.	1,430,132
34,134	L	Banco De Sabadell S.A.	134,560
15,299	L	Banco de Valencia S.A.	67,245
26,314	L	Banco Popular Espanol S.A.	135,684

272,958		Banco Santander Central Hispano S.A.	2,908,593
25,277	L	Criteria Caixacorp S.A.	135,004
15,353	@	EDP Renovaveis S.A.	89,030
5,144	L	Enagas	102,882
17,924		Ferrovial SA	178,998
7,946		Gas Natural SDG S.A.	122,408
32,494		Iberdrola Renovables	115,483
126,456		Iberdrola S.A.	980,491
26,726	@	Iberia Lineas Aereas de Espana	114,680
7,532		Inditex S.A.	563,797
3,391		Red Electrica de Espana	159,857
25,175		Repsol YPF S.A.	704,991
136,375	@	Telefonica S.A.	3,113,447
			11,675,035
		Sweden: 3.2%
11,280		Alfa Laval AB	238,155
7,594		Assa Abloy AB	214,217
21,266		Atlas Copco AB - Class A	536,828
16,874		Atlas Copco AB - Class B	381,982
8,834		Boliden AB	179,983
1,676	@	CDON Group AB	7,750
6,933		Electrolux AB	196,743
8,633		Getinge AB	180,729
33,712		Hennes & Mauritz AB	1,122,780
8,062		Hexagon AB	173,149
3,567		Holmen AB	117,423
11,903		Husqvarna AB - B Shares	99,460
11,975		Investor AB	256,244
6,566		Kinnevik Investment AB	133,718
2,514		Millicom International Cellular S.A.	241,308
1,676		Modern Times Group AB	111,038
108,334		Nordea Bank AB	1,177,899
4,712	L	Ratos AB	174,214
34,394		Sandvik AB	671,094
10,465		Scania AB - B Shares	240,895
10,716		Securitas AB	125,484
41,527		Skandinaviska Enskilda Banken AB	346,718
13,783		Skanska AB	273,244
11,057		SKF AB - B Shares	315,530
7,550		SSAB Svenskt Staal AB - Class A	127,249
16,265		Svenska Cellulosa AB - B Shares	256,806
16,754		Svenska Handelsbanken AB	535,550
25,308	@	Swedbank AB	353,890
6,337		Swedish Match AB	183,635
10,075		Tele2 AB - B Shares	209,032
98,119		Telefonaktiebolaget LM Ericsson	1,137,083
76,031		TeliaSonera AB	603,584
35,224	@	Volvo AB - B Shares	620,499
			11,543,913
		Switzerland: 8.3%
74,359	@	ABB Ltd.	1,660,281
2,684	@	Actelion Ltd. - Reg	146,974
3,429		Adecco S.A.	224,872
2,302	@	Aryzta AG	106,335
1,548		Baloise Holding AG	150,582
17,832		Compagnie Financiere Richemont S.A.	1,048,590
36,710		Credit Suisse Group	1,478,493
1,330		Geberit AG - Reg	307,526
263		Givaudan	283,910
7,868		Holcim Ltd.	595,391
6,473		Julius Baer Group Ltd.	303,086
1,768		Kuehne & Nagel International AG	245,980
19		Lindt & Spruengli AG	57,356
4		Lindt & Spruengli AG - REG	128,733
7,282	@, L	Logitech International S.A.	138,467
1,400		Lonza Group AG	112,217
112,281		Nestle S.A.	6,577,833
69,427		Novartis AG	4,086,863
23,158		Roche Holding AG - Genusschein	3,394,797
1,572		Schindler Holding AG	185,961
170		SGS S.A.	285,323
75		Sika AG	164,643
2,005		Sonova Holding AG - Reg	258,457
20,314		STMicroelectronics NV	211,254
1,075		Swatch Group AG - BR	479,311
2,424		Swatch Group AG - Reg	195,589
803	@	Swiss Life Holding	115,819
11,957		Swiss Reinsurance	641,455
685		Swisscom AG	301,117
2,986		Syngenta AG	875,298
1,531		Synthes, Inc.	206,650
9,716	@	Transocean Ltd.	669,323
117,832	@	UBS AG - Reg	1,934,644

66,441		Xstrata PLC	1,574,396
5,076		Zurich Financial Services AG	1,314,515
			30,462,041
		United Kingdom: 18.1%
35,029		3i Group PLC	179,955
5,871		Admiral Group PLC	138,863
8,841		Aggreko PLC	204,576
9,649		Amec PLC	173,527
42,158		Anglo American PLC	2,205,392
12,382		Antofagasta PLC	313,302
42,079		ARM Holdings PLC	287,198
9,521		Associated British Foods PLC	175,771
46,300		AstraZeneca PLC	2,110,093
7,311	@	Autonomy Corp. PLC	172,000
88,827		Aviva PLC	546,006
15,204		Babcock International Group	135,490
117,389		BAE Systems PLC	604,645
28,408		Balfour Beatty PLC	138,910
367,981		Barclays PLC	1,520,822
107,918		BG Group PLC	2,189,139
69,966		BHP Billiton PLC	2,814,849
600,381		BP PLC	4,425,360
24,999	@	British Airways PLC	106,558
63,139		British American Tobacco PLC	2,428,703
34,259	L	British Sky Broadcasting PLC	393,119
264,175		BT Group PLC	750,311
11,115		Bunzl PLC	124,803
14,788		Burberry Group PLC	259,898
74,304		Cable & Wireless Worldwide PLC	76,111
40,812	@	Cairn Energy PLC	267,936
19,326		Capita Group PLC	210,180
4,699		Carnival PLC	218,562
172,574		Centrica PLC	894,157
22,188		Cobham PLC	70,551
62,885		Compass Group PLC	570,739
82,863		Diageo PLC	1,535,286
30,623		Experian Group Ltd.	381,415
14,074		Firstgroup PLC	87,568
170,727		GlaxoSmithKline PLC	3,310,876
41,124		Group 4 Securicor PLC	163,138
25,537		Home Retail Group	75,463
572,603		HSBC Holdings PLC	5,852,067
13,652		ICAP PLC	114,152
33,158		Imperial Tobacco Group PLC	1,019,264
13,071		Inmarsat PLC	137,468
8,487		Intercontinental Hotels Group PLC	165,784
50,013		International Power PLC	342,508
4,391		Intertek Group PLC	121,409
31,204		Invensys PLC	172,457
17,101		Investec PLC	140,883
109,456	@	ITV PLC	120,017
33,857		J Sainsbury PLC	198,905
6,862		Johnson Matthey PLC	218,622
7,240		Kazakhmys PLC	183,783
83,844		Kingfisher PLC	345,413
185,951		Legal & General Group PLC	281,630
1,326,831	@	Lloyds TSB Group PLC	1,369,687
5,532	@	Lonmin PLC	170,287
60,990		Man Group PLC	282,804
47,999		Marks & Spencer Group PLC	276,786
115,843		National Grid PLC	1,001,258
6,225		Next PLC	192,258
166,392		Old Mutual PLC	320,422
27,007		Pearson PLC	425,606
5,607		Petrofac Ltd.	139,317
84,243		Prudential PLC	880,102
2,703		Randgold Resources Ltd.	222,895
20,181		Reckitt Benckiser PLC	1,110,252
45,615		Reed Elsevier PLC	385,309
36,678		Rexam PLC	190,482
47,095		Rio Tinto PLC	3,356,995
63,242	@	Rolls-Royce Group PLC	616,181
4,047,424	@	Rolls-Royce Group PLC	6,310
108,844		Royal & Sun Alliance Insurance Group	212,792
587,638	@	Royal Bank of Scotland Group PLC	360,878
30,591		SABMiller PLC	1,077,693
44,484		Sage Group PLC	190,011
2,972		Schroders PLC	86,183
29,969		Scottish & Southern Energy PLC	572,474
17,247		Serco Group PLC	149,721
6,997		Severn Trent PLC	161,769
16,735		Shire PLC	403,516
26,944		Smith & Nephew PLC	284,498

11,911		Smiths Group PLC	231,545
76,678		Standard Chartered PLC	2,069,967
69,460		Standard Life PLC	234,591
266,225		Tesco PLC	1,765,342
25,940		Thomas Cook Group PLC	76,786
25,492		Tullow Oil PLC	503,403
46,102		Unilever PLC	1,416,074
20,700		United Utilities Group PLC	191,510
3,712	L	Vedanta Resources PLC	146,444
1,685,280		Vodafone Group PLC	4,424,094
5,667		Weir Group PLC	157,444
5,494		Whitbread PLC	153,733
58,157		WM Morrison Supermarkets PLC	242,983
7,000	@	Wolseley PLC	224,085
38,899		WPP PLC	480,891
			66,441,012
		Total Common Stock (Cost $261,701,852)	349,845,378

REAL ESTATE INVESTMENT TRUSTS: 1.4%
		Australia: 0.5%
52,369		CFS Retail Property Trust	94,237
119,689		Dexus Property Group	97,296
229,033		Goodman Group	152,211
56,269		GPT Group	169,431
874,585	@	GPT Group	—
126,066		Mirvac Group	158,174
80,692		Stockland	297,229
70,146		Westfield Group	687,100
70,146	@	Westfield Retail Trust	184,385
			1,840,063
		France: 0.3%
1,296		Fonciere Des Regions	125,431
1,111		Gecina S.A.	122,312
992		ICADE	101,295
3,196		Klepierre	115,432
2,940	@	Unibail	582,115
			1,046,585
		Hong Kong: 0.1%
78,327		Link Real Estate Investment Trust	243,201
			243,201
		Japan: 0.2%
16		Japan Real Estate Investment Corp.	165,754
62		Japan Retail Fund Investment Corp.	118,565
16	L	Nippon Building Fund, Inc.	163,973
14		Nomura Real Estate Office Fund, Inc.	101,004
			549,296
		Netherlands: 0.0%
1,428		Corio NV	91,690
			91,690
		Singapore: 0.1%
60,000		Ascendas Real Estate Investment Trust	96,820
74,000		CapitaMall Trust	112,549
			209,369
		United Kingdom: 0.2%
24,633		British Land Co. PLC	202,199
17,304		Capital Shopping Centres Group PLC	112,866
21,706		Hammerson PLC	141,455
24,151		Land Securities Group PLC	254,757
34,591		Segro PLC	154,888
			866,165
		Total Real Estate Investment Trusts (Cost $3,723,404)	4,846,369

PREFERRED STOCK: 0.4%

		Germany: 0.4%
3,259		Fresenius AG	279,215
3,098		Porsche AG	247,458
3,228		ProSieben SAT.1 Media AG	96,890
5,562		Volkswagen AG	904,318

		Total Preferred Stock (Cost $878,253)	1,527,881

RIGHTS: 0.0%
		Austria: 0.0%
15,860	R, X	Immoeast AG	—
		Total Rights (Cost $-)	—

WARRANTS: 0.0%
		Italy: 0.0%
44,800		Mediobanca S.p.A.		329
26,395		Unione di Banche Italiane SCPA		113
				442
		Singapore: 0.0%
17,122		Golden Agri-Resources Ltd.		3,202
				3,202
		Total Warrants (Cost $1,997)		3,644

Principal Amount

CORPORATE BONDS/NOTES: 0.0%
		Italy: 0.0%
$19,900		Banca Popolare di Milano Scrl, 6.750%, due 06/01/13		$16,754

		Total Corporate Bonds/Notes (Cost $27,688)		16,754

		Total Long-Term Investments (Cost $266,333,194)		356,240,026

SHORT-TERM INVESTMENTS: 1.8%
		Mutual Funds: 0.5%
$1,764,000		Blackrock Liquidity Funds TempFund Portfolio - Class I		1,764,000

		Total Mutual Funds (Cost $1,764,000)		1,764,000

		Securities Lending Collateral(cc): 1.3%
4,866,114		BNY Mellon Overnight Government Fund (1)		4,866,114
37,727	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		30,182

		Total Securities Lending Collateral (Cost $ 4,903,841)		4,896,296

		Total Short-Term Investments (Cost $ 6,667,841)		6,660,296

		Total Investments in Securities (Cost $ 273,001,035)*	99.0%	$362,900,322
		Other Assets and Liabilities - Net	1.0	3,760,122
		Net Assets	100.0%	$366,660,444

@	Non-income producing security
ADR	American Depositary Receipt
(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
**	Investment in affiliate
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

PORTFOLIO OF INVESTMENTS
ING Japan TOPIX Index Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 99.1%
		Consumer Discretionary: 18.9%
3,100		ABC-Mart, Inc.	$110,417
59		Accordia Golf Co., Ltd.	57,151
1,000		Aeon Fantasy Co., Ltd.	11,794
16,000		Aichi Machine Industry Co., Ltd.	64,720
5,300		Aigan Co., Ltd.	28,956
3,900		Aisan Industry Co., Ltd.	34,990
23,500		Aisin Seiki Co., Ltd.	828,058
6,200		Akebono Brake Industry Co., Ltd.	39,806
3,200		Alpen Co., Ltd.	56,907
4,000		Alpha Corp.	42,328
5,500		Alpine Electronics, Inc.	77,996
11		Amiyaki Tei Co., Ltd.	34,599
400		Amuse, Inc.	4,775
1,500		AOKI Holdings, Inc.	27,075
3,600		Aoyama Trading Co., Ltd.	64,901
4,300		Arc Land Sakamoto Co., Ltd.	52,681
5,500		Arnest One Corp.	70,467
3,000		Asahi Co., Ltd.	40,575
24,000	@	Asahi TEC Corp.	9,722
5,000		Asatsu-DK, Inc.	136,021
26,000		Asics Corp.	332,789
1,800		ASKUL Corp.	37,431
3,100		Autobacs Seven Co., Ltd.	121,526
1,800		Avex Group Holdings, Inc.	26,278
8,700		Belluna Co., Ltd.	48,169
9,500		Benesse Corp.	437,096
3,000		Best Denki Co., Ltd.	9,745
38		BIC Camera, Inc.	15,728
87,900		Bridgestone Corp.	1,691,985
18,000		Calsonic Kansei Corp.	71,556
37	L	Can Do Co., Ltd.	31,964
7,600		Canon Sales Co., Inc.	107,955
28,100		Casio Computer Co., Ltd.	225,539
1,700		Central Sports Co., Ltd.	18,677
1,800	@	CHI Group Co., Ltd.	6,239
5,000		Chiyoda Co., Ltd.	66,209
3,200		Chofu Seisakusho Co., Ltd.	72,961
12,000		Chori Co., Ltd.	14,869
2,000		Chuo Spring Co., Ltd.	7,742
32,000	@, L	Clarion Co., Ltd.	61,633
1,300		Cleanup Corp.	8,870
11,500		Colowide Co., Ltd.	64,550
4,000		Combi Corp.	48,628
1,500		Corona Corp.	14,504
14,800	L	Culture Convenience Club Co., Ltd.	86,901
3,000		Daido Metal Co., Ltd.	23,049
6,600		Daidoh Ltd.	58,605
17,100	@	Daiei, Inc.	67,361
30,000		Daihatsu Motor Co., Ltd.	458,962
1,900		Daikoku Denki Co., Ltd.	24,236
800		Dainichi Co., Ltd.	5,617
3,000		Daisyo Corp.	37,477
29,000	@	Daito Woolen Spinning & Weaving Co., Ltd.	25,261
1,500		Daiyu Eight Co., Ltd.	9,847
3,900		DCM Japan Holdings Co., Ltd.	24,500
11,300		Dena Co., Ltd.	404,843
60,300		Denso Corp.	2,073,046
27,900		Dentsu, Inc.	862,033
11,000		Descente Ltd.	59,231
4,300		Don Quijote Co., Ltd.	130,841
2,000		Doshisha Co., Ltd.	46,664
4,700		Doutor Nichires Holdings Co., Ltd.	63,992
6,000		Dynic Corp.	11,049
6,000		Eagle Industry Co., Ltd.	62,808
5,000	@	Econach Co., Ltd.	1,964
13,500		EDION Corp.	120,816
2,500		Exedy Corp.	80,836
3,800		F&A Aqua Holdings, Inc.	37,588
6,300		Fast Retailing Co., Ltd.	999,315
2,900		FCC Co., Ltd.	67,355
2,000		Felissimo Corp.	25,349
3,200		Foster Electric Co., Ltd.	94,354

7,000		France Bed Holdings Co., Ltd.	9,541
2,600		F-Tech, Inc.	45,910
3,100		Fuji Co., Ltd.	64,899
91,000		Fuji Heavy Industries Ltd.	701,773
5,000	@	Fuji Kiko Co., Ltd.	16,918
12,000		Fuji Kyuko Co., Ltd.	61,287
273		Fuji Television Network, Inc.	430,063
31,000		Fujibo Holdings, Inc.	53,281
1,000		Fujikura Rubber Ltd.	4,271
14,000		Fujita Kanko, Inc.	64,571
12,000		Fujitsu General Ltd.	72,050
1,500		Funai Electric Co., Ltd.	52,059
2,000		Furukawa Battery Co., Ltd.	13,015
13,100	@	Futaba Industrial Co., Ltd.	94,568
10,000		Gakken Holdings Co., Ltd.	21,921
4,400		Genki Sushi Co., Ltd.	51,981
21		Geo Co., Ltd.	23,866
5,000		GLOBERIDE, Inc.	6,022
8,000	@	Goldwin, Inc.	20,640
9,000		Gourmet Kineya Co., Ltd.	50,391
32,000	@	GSI Creos Corp.	45,220
1,000		Gulliver International Co.	47,320
11,000		Gunze Ltd.	46,323
7,000		H2O Retailing Corp.	50,956
4,530		Hakuhodo DY Holdings, Inc.	258,698
5,300		Hakuyosha Co., Ltd.	14,730
2,300		Happinet Corp.	30,546
2,600		Hard Off Corp. Co., Ltd.	13,368
1,800		Haruyama Trading Co., Ltd.	9,651
191,000	@	Haseko Corp.	168,775
2,500		Heiwa Corp.	36,170
3,000		Hiday Hidaka Corp.	52,370
4,000		Hikari Tsushin, Inc.	87,054
3,400		HIS Co., Ltd.	84,435
7,600	@	Hitachi Koki Co., Ltd.	71,238
229,100		Honda Motor Co., Ltd.	9,042,299
5,800		Honeys Co., Ltd.	68,208
189	@	Hoosiers Corp.	92,072
1,900		Horipro, Inc.	16,436
900		House of Rose Co., Ltd.	13,832
2,200		Hurxley Corp.	13,541
1,700		Ichibanya Co., Ltd.	49,144
6,000		Ichikawa Co., Ltd.	11,188
11,000		Ichikoh Industries Ltd.	29,373
20		Ikyu Corp.	9,784
8,400	@	Image Holdings Co., Ltd.	27,678
3,700		Imasen Electric Industrial	55,472
2,100		Intage, Inc.	44,136
48,800		Isetan Mitsukoshi Holdings Ltd.	565,590
166,000		Isuzu Motors Ltd.	750,107
7,200		Izumi Co., Ltd.	105,876
6,000	@	Izutsuya Co., Ltd.	4,488
67,000		J Front Retailing Co., Ltd.	365,118
67,000	@	Janome Sewing Machine Co., Ltd.	59,221
2,000		Japan Vilene Co., Ltd.	10,295
10,000		Japan Wool Textile Co., Ltd.	81,394
2,700		Joban Kosan Co., Ltd.	3,920
6,000		Joshin Denki Co., Ltd.	58,361
7,670	@, L	JVC Kenwood Holdings, Inc.	26,368
2,900		Kadokawa Group Holdings, Inc.	75,745
5,200		Kanto Auto Works Ltd.	44,749
2,500		Kappa Create Co., Ltd.	60,128
10,000		Kasai Kogyo Co., Ltd.	55,581
3,000		Kawai Musical Instruments Manufacturing Co., Ltd.	6,775
7,000	@	Kawashima Selkon Textiles Co., Ltd.	5,934
18,000		Kayaba Industry Co., Ltd.	137,383
6,300		Keihin Corp.	141,291
10,300	L	Keiyo Co., Ltd.	52,714
6,200		Kimoto Co., Ltd.	62,745
42,000	@	Kinki Nippon Tourist Co., Ltd.	36,625
12,000		Kinugawa Rubber Industrial Co., Ltd.	59,714
3,100		Kisoji Co., Ltd.	65,861
4,100		Kohnan Shoji Co., Ltd.	51,678
15,000		Koito Manufacturing Co., Ltd.	233,194
9,200		Kojima Co., Ltd.	53,621
12,000		Komatsu Seiren Co., Ltd.	49,232
3,500		Komeri Co., Ltd.	80,145
3,200		Kourakuen Corp.	47,417
6,460		K’S Holdings Corp.	175,359

1,300		Kura Corp.	20,355
15,000		Kurabo Industries Ltd.	27,095
800		Kuraudia Co., Ltd.	11,446
3,200		Kyoritsu Maintenance Co., Ltd.	54,366
167,900	@	LAND Co., Ltd.	43,262
2,600		LEC, Inc.	46,745
18,200	@	Look, Inc.	29,650
500		Marche Corp.	4,261
2,000		Mars Engineering Corp.	35,260
28,300		Marui Co., Ltd.	229,778
8,900		Matsuya Co., Ltd.	63,064
2,900		Matsuya Foods Co., Ltd.	48,639
223,000		Mazda Motor Corp.	636,097
1,700		Megane TOP Co., Ltd.	17,555
5,200		Meiko Network Japan Co., Ltd.	43,670
1,800		Meiwa Estate Co., Ltd.	14,253
3,300	@	Misawa Homes Co., Ltd.	15,199
6,000	@	Mitsuba Corp.	51,695
571,000	@	Mitsubishi Motors Corp.	827,326
2,000		Mitsui Home Co., Ltd.	10,568
5,000		Mizuno Corp.	25,680
4,100		MOS Food Services, Inc.	76,167
12,300		Mr Max Corp.	43,816
3,300		Musashi Seimitsu Industry Co., Ltd.	81,846
4,000	@	Naigai Co., Ltd.	2,312
3,700		Nakayamafuku Co., Ltd.	27,146
29,800		Namco Bandai Holdings, Inc.	319,423
28,000		NGK Spark Plug Co., Ltd.	427,887
22,000		NHK Spring Co., Ltd.	238,446
13,000		Nice Holdings, Inc.	28,564
2,600		Nidec-Tosok Corp.	30,844
5,400		Nifco, Inc.	145,891
4,300		Nihon Eslead Corp.	44,558
8,800		Nihon Tokushu Toryo Co., Ltd.	37,294
1,000		Nikkato Corp.	4,801
50,000		Nikon Corp.	1,009,337
133,000	@	Nippon Columbia Co. Ltd.	68,547
1,700		Nippon Felt Co., Ltd.	8,681
8,000	@	Nippon Piston Ring Co., Ltd.	22,946
2,940		Nippon Television Network Corp.	461,092
6,500		Nishimatsuya Chain Co., Ltd.	62,957
346,300		Nissan Motor Co., Ltd.	3,275,947
6,000		Nissan Shatai Co., Ltd.	52,185
33,000		Nissei Build Kogyo Co., Ltd.	21,035
10,600		Nissen Holdings Co., Ltd.	54,180
20,000		Nisshinbo Industries, Inc.	218,306
6,200		Nissin Kogyo Co., Ltd.	115,303
5,450		Nitori Co., Ltd.	476,244
12,000		Nitto Seimo Co., Ltd.	13,698
14,100		NOK Corp.	292,270
4,600		Noritsu Koki Co., Ltd.	29,218
4,300		Ohashi Technica, Inc.	31,423
17,000		Onward Kashiyama Co., Ltd.	146,871
7,900		Oriental Land Co., Ltd.	730,688
12,000		Pacific Industrial Co., Ltd.	65,837
1,500		Pal Co., Ltd.	54,233
2,900		Paltac Corp.	51,691
3,000		PanaHome Corp.	18,905
266,800		Panasonic Corp.	3,766,896
7,700		Parco Co., Ltd.	69,754
6,600		Paris Miki Holdings, Inc.	65,476
84		PGM Holdings K K	58,083
2,700	@	PIA Corp.	26,502
2,500		Piolax, Inc.	54,106
42,500		Pioneer Corp.	175,025
2,200		Point, Inc.	96,369
15,000	@	Press Kogyo Co., Ltd.	71,614
3,100		Renaissance, Inc.	11,326
8,000	@	Renown, Inc.	20,211
6,000		Resort Solution Co., Ltd.	11,740
4,900		Resorttrust, Inc.	82,589
9,600		Right On Co., Ltd.	54,855
10,000		Riken Corp.	44,343
4,000		Ringer Hut Co., Ltd.	50,411
4,800		Rinnai Corp.	292,614
892		Riso Kyoiku Co., Ltd.	49,951
1,800		Roland Corp.	22,333
12,300		Round One Corp.	75,917
5,400		Royal Holdings Co., Ltd.	56,199

3,000		Ryohin Keikaku Co., Ltd.	124,112
7,000	@	Sagami Chain Co., Ltd.	44,262
10,000	@	Sagami Co., Ltd.	14,862
3,600		Saizeriya Co., Ltd.	72,709
15,000		Sakai Ovex Co., Ltd.	22,466
1,100		San Holdings, Inc.	17,984
17,000		Sanden Corp.	67,482
1,600		Sanei-International Co., Ltd.	20,399
5,300		Sangetsu Co., Ltd.	124,091
7,200		Sankyo Co., Ltd.	405,672
22,200		Sankyo Seiko Co., Ltd.	79,695
1,300		Sanoh Industrial Co., Ltd.	11,828
6,100		Sanrio Co., Ltd.	142,539
424,000	@	Sansui Electric Co., Ltd.	10,445
222,000	@	Sanyo Electric Co., Ltd.	360,240
14,000		Sanyo Shokai Ltd.	54,713
15,200		Scroll Corp.	65,114
28,400		Sega Sammy Holdings, Inc.	538,625
17,000		Seiko Holdings Corp.	62,759
2,300		Seiren Co., Ltd.	16,394
54,000		Sekisui Chemical Co., Ltd.	386,333
90,000		Sekisui House Ltd.	906,886
7,900		Senshukai Co., Ltd.	48,360
123,000		Sharp Corp.	1,262,210
9,000		Shikibo Ltd.	13,034
5,100		Shimachu Co., Ltd.	119,031
2,900		Shimamura Co., Ltd.	268,422
11,600		Shimano, Inc.	588,055
3,000		Shimojima Co., Ltd.	41,590
4,800		Shingakukai Co., Ltd.	18,519
4,000		Shinyei Kaisha	7,422
6,000		Shiroki Corp.	21,841
3,300		Shobunsha Publications, Inc.	24,683
17,000		Shochiku Co., Ltd.	109,555
5,700		Showa Corp.	43,357
2,300		Shuei Yobiko Co., Ltd.	10,604
243,000	@	Silver Seiko Ltd.	2,993
6,600		SK Japan Co., Ltd.	23,531
63		Sky Perfect Jsat Corp.	24,302
153,400		Sony Corp.	5,486,298
100		SPK Corp.	1,429
30		SRI Sports Ltd.	33,109
400		St. Marc Holdings Co., Ltd.	16,601
17,500		Stanley Electric Co., Ltd.	325,419
4,500		Studio Alice Co., Ltd.	42,483
28,000		Suminoe Textile Co., Ltd.	53,566
16,200		Sumitomo Forestry Co., Ltd.	141,846
21,600		Sumitomo Rubber Industries, Inc.	224,671
57,400		Suzuki Motor Corp.	1,409,102
16,000	@	SxL Corp.	9,802
16,000		T RAD Co., Ltd.	65,581
2,500		Tac Co., Ltd.	10,461
4,200		Tachi-S Co., Ltd.	68,520
57		Tact Home Co., Ltd.	66,524
5,700		Taiho Kogyo Co., Ltd.	51,737
4,600		Takamatsu Construction Group Co., Ltd.	61,960
33,000		Takashimaya Co., Ltd.	281,852
4,400		Takata Corp.	129,569
598		Take And Give Needs Co., Ltd.	59,086
1,000		Takihyo Co., Ltd.	5,004
4,200		Tamron Co., Ltd.	86,974
6,000	@	Tasaki Shinju Co., Ltd.	5,233
500		Taya Co., Ltd.	4,182
13,000		TBK Co., Ltd.	65,469
1,000		Teikoku Piston Ring Co., Ltd.	10,105
7,000		Teikoku Sen-I Co., Ltd.	43,491
15		T-Gaia Corp.	26,645
27,000		Toabo Corp.	23,544
6,000		Toei Co., Ltd.	28,965
18,700		Toho Co., Ltd.	299,834
38,000		Tokai Kanko Co., Ltd.	11,668
7,200		Tokai Rika Co., Ltd.	135,671
1,900		Tokai Rubber Industries, Inc.	26,169
6,000		Tokai Senko KK	5,806
420		Token Corp.	15,768
13,900		Tokyo Broadcasting System, Inc.	196,805
15,000		Tokyo Dome Corp.	40,685
2,400		Tokyo Individualized Educational Institute, Inc.	7,049
3,000		Tokyo Style Co., Ltd.	23,511

7,000		Tokyotokeiba Co., Ltd.	10,676
7,800		Tomy Co., Ltd.	65,863
6,000	@	Tonichi Carlife Group, Inc.	6,328
10,000		Topre Corp.	75,833
1,000		Totenko Co., Ltd.	1,660
4,300		Touei Housing Corp.	72,998
4,900		Tow Co., Ltd.	28,498
19,000		Toyo Tire & Rubber Co., Ltd.	45,676
91,000		Toyobo Co., Ltd.	162,130
8,300		Toyoda Gosei Co., Ltd.	194,191
3,000		Toyota Auto Body Co., Ltd.	55,860
10,300		Toyota Boshoku Corp.	181,089
26,100		Toyota Industries Corp.	807,516
351,600		Toyota Motor Corp.	13,841,945
5,800		TS Tech Co., Ltd.	112,079
12,000	@	Tsukamoto Corp. Co., Ltd.	12,811
57		TV Asahi Corp.	98,999
3,000	@	Tv Tokyo Holdings Corp.	43,860
2,900		Unipres Corp.	57,586
49,000	@	Unitika Ltd.	44,485
3,100		U-Shin Ltd.	28,067
3,470		USS Co., Ltd.	283,168
15,000		Wacoal Holdings Corp.	214,919
100	@	Warehouse Co., Ltd.	364
2,700		Watabe Wedding Corp.	29,812
3,300		WATAMI Co., Ltd.	66,628
3,300		Xebio Co., Ltd.	71,218
13,020		Yamada Denki Co., Ltd.	885,766
19,200		Yamaha Corp.	237,040
42,800	@	Yamaha Motor Co., Ltd.	694,547
35,000		Yamatane Corp.	46,459
6,700		Yamato International, Inc.	30,801
1,500		Yellow Hat Ltd.	15,076
1,500		Yokohama Reito Co., Ltd.	10,265
33,000		Yokohama Rubber Co., Ltd.	169,967
14,000		Yomiuri Land Co., Ltd.	46,962
1,300		Yorozu Corp.	23,252
35		Yoshinoya D&C Co., Ltd.	43,773
4,600		Zenrin Co., Ltd.	51,212
3,900		Zensho Co., Ltd.	38,838
			78,066,552
		Consumer Staples: 5.8%
94,600	L	Aeon Co., Ltd.	1,180,447
1,800	@	Aeon Hokkaido Corp.	6,683
1,500		Ain Pharmaciez, Inc.	52,603
83,000		Ajinomoto Co., Inc.	862,210
700		Arcs Co., Ltd.	10,851
3,400		Ariake Japan Co., Ltd.	57,467
54,500		Asahi Breweries Ltd.	1,051,885
3,900		Belc Co., Ltd.	45,675
1,200		Cawachi Ltd.	24,691
7,000		CFS Corp.	38,798
3,500		Chubu Shiryo Co., Ltd.	23,864
3,800		Circle K Sunkus Co., Ltd.	60,863
4,300		Coca-Cola Central Japan Co., Ltd.	57,390
9,700		Coca-Cola West Holdings Co., Ltd.	175,583
1,420		Cocokara Fine Holdings, Inc.	30,059
1,500		Cosmos Pharmaceutical Corp.	57,402
2,300		Create SD Holdings	50,664
34		Dr Ci:Labo Co., Ltd.	132,200
2,000		Dydo Drinco, Inc.	76,826
1,800		Echo Trading Co., Ltd.	18,394
2,800		Eco’s Co., Ltd.	15,042
8,000		Ezaki Glico Co., Ltd.	94,045
9,500		FamilyMart Co., Ltd.	357,414
4,900		Fancl Corp.	73,451
7,300		Fuji Oil Co., Ltd.	106,399
4,000		Fujicco Co., Ltd.	49,107
3,000	@	Fujiya Co., Ltd.	5,896
3,900		Harashin Narus Holdings Co., Ltd.	53,873
15,000	@	Hayashikane Sangyo Co., Ltd.	15,470
1,300		Heiwado Co., Ltd.	17,188
3,000		Hohsui Corp.	3,834
3,100		Hokuto Corp.	71,958
8,100		House Foods Corp.	129,778
2,000		Inageya Co., Ltd.	21,810
9,800		Ito En Ltd.	162,719
1,800		Itochu-Shokuhin Co., Ltd.	63,322
18,000		Itoham Foods, Inc.	64,638

13,000		Izumiya Co., Ltd.	51,306
641		Japan Tobacco, Inc.	2,366,938
15,000		J-Oil Mills, Inc.	46,974
10,300		Kagome Co., Ltd.	189,399
78,100		Kao Corp.	2,098,944
6,200		Kasumi Co., Ltd.	34,459
2,100		Kato Sangyo Co., Ltd.	35,117
16,500		Kewpie Corp.	209,091
2,500		KEY Coffee, Inc.	44,688
31,000		Kikkoman Corp.	346,409
131,000	@	Kirin Brewery Co., Ltd.	1,832,173
900		Kirindo Co., Ltd.	4,407
4,000		Kobayashi Pharmaceutical Co., Ltd.	185,584
4,800		Kose Corp.	123,968
15,000		Kyodo Shiryo Co., Ltd.	18,452
9,600		Lawson, Inc.	473,921
2,900		Life Corp.	43,587
24,000		Lion Corp.	130,773
900		Mandom Corp.	24,345
15,000		Marudai Food Co., Ltd.	48,880
6,000		Maruetsu, Inc.	24,331
42,000		Maruha Nichiro Holdings, Inc.	69,755
3,900		Matsumotokiyoshi Holdings Co., Ltd.	84,516
5,400		Megmilk Snow Brand Co., Ltd.	99,751
10,300		MEIJI Holdings Co., Ltd.	464,803
1,300		Meito Sangyo Co., Ltd.	17,356
5,700		Mikuni Coca-Cola Bottling Co., Ltd.	51,744
660		Milbon Co., Ltd.	17,349
1,600		Ministop Co., Ltd.	27,693
17,000		Mitsui Sugar Co., Ltd.	64,374
13,000		Miyoshi Oil & Fat Co., Ltd.	20,924
28,000		Morinaga & Co., Ltd.	65,790
30,000		Morinaga Milk Industry Co., Ltd.	126,978
15,000		Morozoff Ltd.	50,388
1,000		Nagatanien Co., Ltd.	10,562
3,000		Nakamuraya Co., Ltd.	14,345
3,900		Natori Co., Ltd.	39,618
40,000		Nichirei Corp.	184,227
1,290		Nihon Chouzai Co., Ltd.	52,992
15,000		Nippon Beet Sugar Manufacturing Co., Ltd.	35,446
13,000		Nippon Flour Mills Co., Ltd.	64,276
5,000	@	Nippon Formula Feed Manufacturing Co., Ltd.	6,208
24,000		Nippon Meat Packers, Inc.	312,722
34,500		Nippon Suisan Kaisha Ltd.	108,530
10,000		Nisshin Oillio Group Ltd.	50,660
27,000		Nisshin Seifun Group, Inc.	341,790
10,000	L	Nissin Food Products Co., Ltd.	357,889
18,000		Oenon Holdings, Inc.	44,682
1,000		OIE Sangyo Co., Ltd.	10,183
4,000		Okuwa Co., Ltd.	41,758
4,300		Olympic Corp.	32,893
2,000		Pigeon Corp.	67,903
3,200		Poplar Co., Ltd.	20,224
10,000		Prima Meat Packers Ltd.	11,182
3,100		Rock Field Co., Ltd.	48,622
2,800		Ryoshoku Ltd.	62,215
5,500		S Foods, Inc.	47,094
3,000		Sakata Seed Corp.	40,437
1,500		San-A Co., Ltd.	58,728
45,000		Sapporo Holdings Ltd.	203,258
112,500		Seven & I Holdings Co., Ltd.	2,992,966
49,100	L	Shiseido Co., Ltd.	1,069,218
9,000		Showa Sangyo Co., Ltd.	26,339
900		Sogo Medical Co., Ltd.	28,672
6,000		Starzen Co., Ltd.	17,489
4,400		Sugi Pharmacy Co., Ltd.	105,814
4,100		Sundrug Co., Ltd.	119,252
33,000		Takara Holdings, Inc.	193,683
6,000		Tobu Store Co., Ltd.	17,867
12,000		Toho Co., Ltd./Hyogo	45,948
26,000		Tohto Suisan Co., Ltd.	42,139
5,500		Torigoe Co., Ltd.	50,334
3,000		Toyo Sugar Refining Co., Ltd.	3,830
14,000		Toyo Suisan Kaisha Ltd.	310,839
1,700		Tsuruha Holdings, Inc.	80,962
300	@	Unicafe, Inc.	1,504
16,600		Uni-Charm Corp.	659,176
3,800		Unihair Co. Ltd.	50,848
1,200		Universe Co., Ltd.	18,047

18,800		UNY Co., Ltd.	189,333
2,400		Valor Co., Ltd.	20,679
4,200		Warabeya Nichiyo Co., Ltd.	54,684
4,400		Yaizu Suisankagaku Industry Co., Ltd.	46,009
18,200		Yakult Honsha Co., Ltd.	523,265
500		Yamaya Corp.	4,559
23,000		Yamazaki Baking Co., Ltd.	276,946
2,900		Yamazawa Co., Ltd.	41,658
1,200		Yaoko Co., Ltd.	36,604
4,000		Yomeishu Seizo Co., Ltd.	39,023
5,000		Yonekyu Corp.	41,432
			24,193,229
		Energy: 1.4%
11,400		AOC Holdings, Inc.	77,546
61,000		Cosmo Oil Co., Ltd.	199,212
50,000	@	Fuji Kosan Co., Ltd.	45,902
2,800		Idemitsu Kosan Co., Ltd.	296,705
312		Inpex Holdings, Inc.	1,821,890
6,700		Itochu Enex Co., Ltd.	36,221
300		Japan Drilling Co., Ltd.	10,264
3,000		Japan Oil Transportation Co., Ltd.	7,121
5,300		Japan Petroleum Exploration Co.	200,988
308,010		JX Holdings, Inc.	2,084,314
13,000		Kyoei Tanker Co., Ltd.	24,742
6,100		Mitsuuroko Co., Ltd.	37,240
3,800		Modec, Inc.	67,213
4,400		Nippon Gas Co., Ltd.	60,764
5,000		Sala Corp.	27,421
4,000		San-Ai Oil Co., Ltd.	19,643
7,100		Shinko Plantech Co., Ltd.	65,389
27,600	L	Showa Shell Sekiyu KK	252,172
12,000		Sinanen Co., Ltd.	55,150
44,000	L	TonenGeneral Sekiyu KK	480,093
17,000		Toyo Kanetsu K K	30,205
			5,900,195
		Financials: 17.0%
44,000		77 Bank Ltd.	232,443
6,490	L	Acom Co., Ltd.	79,652
10,300		Aeon Credit Service Co., Ltd.	144,931
11,900		Aeon Mall Co., Ltd.	318,332
1,300		Aichi Bank Ltd.	80,664
67,150	@, L	Aiful Corp.	61,628
11,000		Airport Facilities Co., Ltd.	47,851
25,000		Akita Bank Ltd.	74,094
29,000		Aomori Bank Ltd.	79,943
114,000		Aozora Bank Ltd.	235,135
23,000		Awa Bank Ltd.	138,485
1,800		Bank of Iwate Ltd.	86,148
51,000		Bank of Kyoto Ltd.	482,075
28,000		Bank of Nagoya Ltd.	90,125
1,900		Bank of Okinawa Ltd.	73,586
23,000		Bank of Saga Ltd.	65,065
185,000		Bank of Yokohama Ltd.	953,967
35,900	@	Cedyna Financial Corp.	68,201
6,100		Century Leasing System, Inc.	98,828
104,000		Chiba Bank Ltd.	674,358
6,200	@	Chiba Kogyo Bank Ltd.	37,060
23,000		Chugoku Bank Ltd.	277,536
18,000		Chukyo Bank Ltd.	47,124
161,000		Chuo Mitsui Trust Holdings, Inc.	665,080
21,300		Credit Saison Co., Ltd.	347,609
7,100		Daibiru Corp.	58,235
1,144		Dai-ichi Life Insurance Co., Ltd.	1,851,418
7,100		Daiko Clearing Services Corp.	27,227
47,000	@, L	Daikyo, Inc.	95,091
23,000		Daisan Bank Ltd.	59,115
25,000		Daishi Bank Ltd.	77,088
20,000		Daito Bank Ltd.	14,988
12,600		Daito Trust Construction Co., Ltd.	861,115
83,000		Daiwa House Industry Co., Ltd.	1,016,722
266,000		Daiwa Securities Group, Inc.	1,364,476
23,000		Ehime Bank Ltd.	61,112
24,000		Eighteenth Bank Ltd.	66,850
25,500		FIDEA Holdings Co., Ltd.	64,894
201	@	Fidec Corp.	31,588
21,000		Fuji Fire & Marine Insurance Co.	28,552
27,000		Fukui Bank Ltd.	83,393
114,000		Fukuoka Financial Group, Inc.	493,453
13,000		Fukushima Bank Ltd.	7,815

1,900		Fuyo General Lease Co., Ltd.	62,093
2,720		Goldcrest Co., Ltd.	70,874
55,000		Gunma Bank Ltd.	301,057
53,000		Hachijuni Bank Ltd.	295,302
27,000		Heiwa Real Estate Co., Ltd.	84,747
35,000		Higashi-Nippon Bank Ltd.	76,505
22,000		Higo Bank Ltd.	113,738
65,000		Hiroshima Bank Ltd.	273,369
5,800		Hitachi Capital Corp.	89,318
34,000		Hokkoku Bank Ltd.	117,991
42,000		Hokkoku Bank Ltd.	86,608
182,000		Hokugin Financial Group, Inc.	368,964
8,600		Hulic Co., Ltd.	70,721
25,000		Hyakugo Bank Ltd.	107,547
33,000		Hyakujushi Bank Ltd.	121,112
4,600		IBJ Leasing Co., Ltd.	115,482
8,600		Ichiyoshi Securities Co., Ltd.	64,911
1,400		Iida Home Max	15,143
6,100		Iwai Securities Co., Ltd.	43,410
30,000		Iyo Bank Ltd.	239,343
26,000		Jaccs Co., Ltd.	73,329
3,500		Jafco Co., Ltd.	101,191
69,000		Japan Asia Investment Co., Ltd.	48,194
11,800		Japan Securities Finance Co., Ltd.	86,173
98,000		Joyo Bank Ltd.	429,567
39,000		Juroku Bank Ltd.	124,780
17,500		kabu.com Securities Co., Ltd.	78,351
18,000		Kagoshima Bank Ltd.	120,169
33,000		Kansai Urban Banking Corp.	51,848
9,100		Keihanshin Real Estate Co., Ltd.	43,945
23,000		Keiyo Bank Ltd.	113,628
329	@	Kenedix, Inc.	99,759
2,000		Kita-Nippon Bank Ltd.	47,986
110,000		Kiyo Holdings, Inc.	153,183
3,000		Kosei Securities Co., Ltd.	3,271
7,100		Kyokuto Securities Co., Ltd.	61,306
89		Land Business Co., Ltd.	20,669
15,300	L	Leopalace21 Corp.	29,394
11,500		Marusan Securities Co., Ltd.	68,558
16,400		Matsui Securities Co., Ltd.	116,164
25,000		Michinoku Bank Ltd.	48,240
20,000		Mie Bank Ltd.	54,763
13,000		Minato Bank Ltd.	22,216
5,000		Mito Securities Co., Ltd.	8,688
189,000		Mitsubishi Estate Co., Ltd.	3,492,949
2,041,900		Mitsubishi UFJ Financial Group, Inc.	11,010,155
6,920		Mitsubishi UFJ Lease & Finance Co., Ltd.	273,137
128,000		Mitsui Fudosan Co., Ltd.	2,543,818
80,111		Mitsui Sumitomo Insurance Group Holdings, Inc.	1,999,786
23,000		Miyazaki Bank Ltd.	61,043
3,288,500		Mizuho Financial Group, Inc.	6,168,814
73,000		Mizuho Investors Securities Co., Ltd.	78,872
73,000		Mizuho Securities Co., Ltd.	208,161
213,000		Mizuho Trust & Banking Co., Ltd.	219,405
207		Monex Beans Holdings, Inc.	61,009
1,800		Musashino Bank Ltd.	54,395
20,000		Nagano Bank Ltd.	38,381
26,000		Nanto Bank Ltd.	129,969
32,700	@	NIS Group Co., Ltd.	4,028
85,000		Nishi-Nippon City Bank Ltd.	257,092
2,300		Nisshin Fudosan Co.	18,631
215,600	@	NKSJ Holdings, Inc.	1,581,581
567,400		Nomura Holdings, Inc.	3,600,195
11,300		Nomura Real Estate Holdings, Inc.	205,041
204		NTT Urban Development Corp.	200,262
18,000		Ogaki Kyoritsu Bank Ltd.	56,823
20,000		Oita Bank Ltd.	71,545
14,000		Okasan Securities Group, Inc.	57,472
13,970		ORIX Corp.	1,368,713
12,400		Osaka Securities Finance Co., Ltd.	25,764
3,000		Pocket Card Co., Ltd.	8,998
10,650		Promise Co., Ltd.	60,809
86,800	L	Resona Holdings, Inc.	517,387
500		Ricoh Leasing Co., Ltd.	13,706
17,000		San-In Godo Bank Ltd.	122,241
3,500		Sankei Building Co., Ltd.	20,858
27,100		Sapporo Hokuyo Holdings, Inc.	126,631
72,250		Senshu Ikeda Holdings, Inc.	102,902
26,000		Shiga Bank Ltd.	141,153

24,000		Shikoku Bank Ltd.	74,494
1,500		Shimizu Bank Ltd.	64,682
159,000		Shinsei Bank Ltd.	206,938
87,000	L	Shizuoka Bank Ltd.	799,958
3,700		Shoei Co., Ltd./Chiyoda-ku	33,699
3,291		Softbank Investment Corp.	496,289
114		Sony Financial Holdings, Inc.	459,116
203,900		Sumitomo Mitsui Financial Group, Inc.	7,219,514
1,380		Sumitomo Real Estate Sales	71,143
64,000		Sumitomo Realty & Development Co., Ltd.	1,522,536
240,000		Sumitomo Trust & Banking Co., Ltd.	1,503,516
207	@	Sun Frontier Fudousan Co., Ltd.	29,278
741		Suncity Co., Ltd.	23,126
31,000		Suruga Bank Ltd.	287,656
48,900		T&D Holdings, Inc.	1,233,545
6,600		Takara Leben Co., Ltd.	59,614
13,800		TOC Co., Ltd.	58,981
16,000		Tochigi Bank Ltd.	75,661
26,000		Toho Bank Ltd.	81,079
25,000		Tohoku Bank Ltd.	41,240
30,000		Tokai Tokyo Financial Holdings	113,331
102,200		Tokio Marine Holdings, Inc.	3,036,102
9,000		Tokyo Rakutenchi Co., Ltd.	32,984
55,000		Tokyo Tatemono Co., Ltd.	253,499
9,300		Tokyo Tatemono Real Estate Sales Co., Ltd.	31,510
34,000		Tokyo Theatres Co., Inc.	49,778
4,100		Tokyo Tomin Bank Ltd.	58,432
56,000		Tokyu Land Corp.	280,233
5,300		Tokyu Livable, Inc.	63,298
20,000		Tomato Bank Ltd.	37,636
17,700	@	TOMONY Holdings, Inc.	69,267
18,000		Tottori Bank Ltd.	38,195
60,000		Towa Bank Ltd.	56,758
25,000		Toyo Securities Co., Ltd.	43,235
7,700		Tsukuba Bank Ltd.	26,825
2,400		Yachiyo Bank Ltd.	62,937
17,000		Yamagata Bank Ltd.	78,521
20,000		Yamaguchi Financial Group, Inc.	201,425
18,000		Yamanashi Chuo Bank Ltd.	80,803
			70,305,219
		Health Care: 5.3%
7,300	L	Alfresa Holdings Corp.	323,495
1,500		As One Corp.	30,840
11,000		ASKA Pharmaceutical Co., Ltd.	82,865
62,500		Astellas Pharma, Inc.	2,375,339
2,300		BML, Inc.	64,377
30,000	L	Chugai Pharmaceutical Co., Ltd.	549,315
70		CMIC Co., Ltd.	19,992
1,500		Create Medic Co., Ltd.	15,670
94,200		Daiichi Sankyo Co., Ltd.	2,057,421
21,300		Dainippon Sumitomo Pharma Co., Ltd.	193,201
1,300		Eiken Chemical Co., Ltd.	15,176
35,000	L	Eisai Co., Ltd.	1,264,455
7		EPS Co., Ltd.	17,097
3,100		Falco Biosystems Ltd.	25,897
1,000		Fuso Pharmaceutical Industries Ltd.	3,061
8,300		Hisamitsu Pharmaceutical Co., Inc.	348,845
5,000		Hitachi Medical Corp.	49,286
1,500		Hogy Medical Co., Ltd.	72,900
307	@	I’rom Holdings Co., Ltd.	8,686
2,800		Japan Medical Dynamic Marketing, Inc.	6,744
20,000		Jeol Ltd.	69,979
7,000		Kaken Pharmaceutical Co., Ltd.	84,903
6,700		Kissei Pharmaceutical Co., Ltd.	131,563
7,000		Kyorin Co., Ltd.	122,037
35,000	L	Kyowa Hakko Kogyo Co., Ltd.	359,449
12		M3, Inc.	60,219
32,200		Mediceo Paltac Holdings Co., Ltd.	354,320
7,800		Miraca Holdings, Inc.	313,112
25,000		Mitsubishi Tanabe Pharma Corp.	421,434
8,000		Mochida Pharmaceutical Co., Ltd.	85,613
2,500		Nagaileben Co., Ltd.	66,912
6,500		Nichii Gakkan Co.	57,216
6,300		Nihon Kohden Corp.	135,489
10,000		Nikkiso Co., Ltd.	84,332
13,000		Nippon Chemiphar Co., Ltd.	44,636
4,000		Nippon Shinyaku Co., Ltd.	57,208
3,900		Nipro Corp.	78,035
4,200		Nissui Pharmaceutical Co., Ltd.	35,725

33,900	L	Olympus Corp.	1,020,734
15,700		Ono Pharmaceutical Co., Ltd.	732,119
1,500		Paramount Bed Co., Ltd.	41,084
14,000		Rohto Pharmaceutical Co., Ltd.	163,617
9,800		Santen Pharmaceutical Co., Ltd.	339,768
1,800		Sawai Pharmaceutical Co., Ltd.	147,081
5,500		Seikagaku Corp.	61,468
8,500		Shin Nippon Biomedical Laboratories Ltd.	40,324
44,800		Shionogi & Co., Ltd.	882,870
5,300		Ship Healthcare Holdings, Inc.	69,338
11,400		Suzuken Co., Ltd.	347,591
4,900		Sysmex Corp.	338,901
2,600	L	Taiko Pharmaceutical Co., Ltd.	37,507
24,000		Taisho Pharmaceutical Co., Ltd.	524,543
106,100		Takeda Pharmaceutical Co., Ltd.	5,212,251
21,400		Terumo Corp.	1,200,268
8,500		Toho Pharmaceutical Co., Ltd.	116,076
2,900		Torii Pharmaceutical Co., Ltd.	62,798
1,000		Towa Pharmaceutical Co., Ltd.	55,475
7,800		Tsumura & Co.	252,005
7,000		Vital KSK Holdings, Inc.	60,907
5,000		Wakamoto Pharmaceutical Co., Ltd.	14,731
4,000		ZERIA Pharmaceutical Co., Ltd.	48,725
			21,857,025
		Industrials: 20.9%
3,000	@	A&A Material Corp.	1,910
4,300		Advan Co., Ltd.	33,121
7,000	@	Advanex, Inc.	8,254
3,400		Aeon Delight Co., Ltd.	66,775
9,200		Aica Kogyo Co., Ltd.	107,990
11,600		Aichi Corp.	49,724
2,100		Aida Engineering Ltd.	9,567
1,200		Airtech Japan Ltd.	5,967
363,000		All Nippon Airways Co., Ltd.	1,350,892
43,000		Amada Co., Ltd.	348,476
12,000		Amano Corp.	115,948
4,000		Anest Iwata Corp.	16,307
43,700	@	Arrk Corp.	64,222
2,500		Art Corp.	39,521
3,000		Asahi Diamond Industrial Co., Ltd.	56,890
135,000	L	Asahi Glass Co., Ltd.	1,570,028
5,700		Asahi Holdings, Inc.	120,269
4,600		Asahi Kogyosha Co., Ltd.	19,405
17,000	@	Asanuma Corp.	11,292
1,500		Asunaro Aoki Construction Co., Ltd.	6,302
4,000		Bando Chemical Industries Ltd.	15,864
10,000		Bunka Shutter Co., Ltd.	26,280
258,200	@	C&I Holdings	16,002
26,000		Central Glass Co., Ltd.	120,519
238		Central Japan Railway Co.	1,989,544
900		Central Security Patrols Co., Ltd.	9,360
21,000		Chiyoda Corp.	207,993
3,700		Chiyoda Integre Co., Ltd.	52,691
6,300		Chudenko Corp.	75,055
10,000		Chugai Ro Co., Ltd.	36,720
9,100		CKD Corp.	77,631
11,400		COMSYS Holdings Corp.	121,095
4,900		Cosel Co., Ltd.	72,352
5,000		CTI Engineering Co., Ltd.	27,910
86,000	L	Dai Nippon Printing Co., Ltd.	1,166,443
6,000		Dai-Dan Co., Ltd.	30,318
6,000		Daido Kogyo Co., Ltd.	11,929
13,500		Daifuku Co., Ltd.	94,156
18,000		Daihen Corp.	87,419
13,000		Daiho Corp.	11,491
24,000		Daiichi Chuo KK	59,990
7,000		Daiichi Jitsugyo Co., Ltd.	28,113
29,800		Daikin Industries Ltd.	1,052,703
300		Daiohs Corp.	1,737
1,400		Daiseki Co., Ltd.	29,105
3,000	@	Daisue Construction Co., Ltd.	1,475
20,000	@	Danto Holdings Corp.	20,374
1,800		Denyo Co., Ltd.	14,822
2,000	@	Dijet Industrial Co., Ltd.	2,607
17		Dream Incubator, Inc.	12,847
8,300		Duskin Co., Ltd.	156,586
47,400		East Japan Railway Co.	3,075,749
53,000		Ebara Corp.	259,332
200		Ebara Jitsugyo Co., Ltd.	3,017

42,000	@	Enshu Ltd.	43,202
28,100		Fanuc Ltd.	4,295,263
17,400		Fudo Tetra Corp.	11,109
63,000		Fuji Electric Holdings Co., Ltd.	195,234
45,000		Fujikura Ltd.	226,351
15,000		Fujitec Co., Ltd.	76,199
1,500		Fukushima Industries Corp.	17,145
18,000		Fukuyama Transporting Co., Ltd.	95,529
132	@	FULLCAST Holdings Co., Ltd.	32,598
6,300		Funai Consulting Co., Ltd.	40,053
18,000		Furukawa Co., Ltd.	21,211
93,000		Furukawa Electric Co., Ltd.	416,193
3,100		Futaba Corp.	60,213
2,100		Gakujo Co., Ltd.	7,566
7,800		Glory Ltd.	191,986
54,000		GS Yuasa Corp.	372,328
400		Hamakyorex Co., Ltd.	12,186
191,000		Hankyu Hanshin Holdings, Inc.	885,222
24,000		Hanwa Co., Ltd.	110,052
43,100		Hazama Corp.	35,981
1,300		Helios Techno Holdings Co., Ltd.	3,588
6,100		Hibiya Engineering Ltd.	57,612
28,000		Hino Motors Ltd.	150,949
2,200		Hirakawa Hewtech Corp.	19,316
6,000		Hisaka Works Ltd.	78,958
12,000		Hitachi Cable Ltd.	32,989
13,400	L	Hitachi Construction Machinery Co., Ltd.	319,824
1,100		Hitachi Tool Engineering Ltd.	12,477
4,400		Hitachi Transport System Ltd.	67,984
120,500		Hitachi Zosen Corp.	182,085
5,400		Hoshizaki Electric Co., Ltd.	99,921
8,000		Hosokawa Micron Corp.	33,370
15,000		Howa Machinery Ltd.	14,363
7,600		Ichinen Holdings Co., Ltd.	39,071
1,500		Idec Corp.	14,057
13,800		Iino Kaiun Kaisha Ltd.	62,025
3,300		Inaba Denki Sangyo Co., Ltd.	93,222
4,700		Inaba Seisakusho Co., Ltd.	51,004
3,000		Inabata & Co., Ltd.	18,169
8,200		Inui Steamship Co., Ltd.	48,627
28,000	@	Iseki & Co., Ltd.	73,456
2,000		Ishii Iron Works Co., Ltd.	3,755
4,000	@	Ishikawa Seisakusho Ltd.	3,878
182,000		Ishikawajima - Harima Heavy Industries Co., Ltd.	404,070
187,700		Itochu Corp.	1,891,217
700		Itoki Corp.	1,887
8,000		Iwasaki Electric Co., Ltd.	14,601
30,000		Iwatani International Corp.	90,355
400		Jalux, Inc.	3,357
7,400		Japan Airport Terminal Co., Ltd.	113,926
20,000		Japan Pulp & Paper Co., Ltd.	71,193
45,000		Japan Steel Works Ltd.	468,681
13,000		Japan Transcity Corp.	45,037
17,000		JFE Shoji Holdings, Inc.	79,002
31,000		JGC Corp.	671,882
6,000		JK Holdings Co., Ltd.	30,075
36,350		JS Group Corp.	797,364
31,000		JTEKT Corp.	363,740
33,000	@, L	Juki Corp.	58,226
151,000		Kajima Corp.	400,385
31,000		Kamigumi Co., Ltd.	259,451
4,000		Kanaden Corp.	24,218
6,000		Kanagawa Chuo Kotsu Co., Ltd.	29,612
4,000		Kandenko Co., Ltd.	26,804
72,000	@	Kanematsu Corp.	68,890
6,800	@	Kanematsu-NNK Corp.	10,758
5,300		Katakura Industries Co., Ltd.	54,326
24,000		Kato Works Co., Ltd.	52,926
2,100		Kawada Technologies, Inc.	37,933
221,000		Kawasaki Heavy Industries Ltd.	740,668
86,000		Kawasaki Kisen Kaisha Ltd.	374,422
62,000		Keihan Electric Railway Co., Ltd.	257,076
74,000		Keihin Electric Express Railway Co., Ltd.	652,688
74,000		Keio Corp.	504,030
45,000		Keisei Electric Railway Co., Ltd.	299,525
6,800		Kimura Chemical Plants Co., Ltd.	51,111
400		Kimura Unity Co., Ltd.	3,386
20,000		Kinden Corp.	184,301
4,000		King Jim Co., Ltd.	27,376

7,000		Kinki Sharyo Co., Ltd.	37,405
254,000	L	Kintetsu Corp.	793,674
2,500		Kintetsu World Express, Inc.	71,168
6,000	@	Kitagawa Iron Works Co., Ltd.	10,235
12,000		Kitano Construction Corp.	29,936
4,500		Kitazawa Sangyo Co., Ltd.	9,449
13,300		Kitz Corp.	62,938
12,400		Kokuyo Co., Ltd.	106,919
22,950		Komai Tekko, Inc.	54,100
135,400		Komatsu Ltd.	4,075,115
4,300		Komatsu Wall Industry Co., Ltd.	40,630
1,400		Komori Corp.	16,529
7,100	@	Kosaido Co., Ltd.	11,082
2,600		KRS Corp.	27,503
121,000		Kubota Corp.	1,139,954
14,000	@	Kumagai Gumi Co., Ltd.	10,298
16,600		Kurita Water Industries Ltd.	521,108
1,000		Kuroda Electric Co., Ltd.	13,981
3,000		Kyodo Printing Co., Ltd.	7,080
7,000		Kyoei Sangyo Co., Ltd./Tokyo	14,855
1,800		Kyokuto Kaihatsu Kogyo Co., Ltd.	7,537
12,200		Kyowa Exeo Corp.	125,427
10,000		Kyudenko Corp.	63,982
4,300		Mabuchi Motor Co., Ltd.	221,036
12,000		Maeda Corp.	37,582
9,000		Maeda Road Construction Co., Ltd.	71,825
3,000	@	Maezawa Industries, Inc.	5,918
5,400		Maezawa Kasei Industries Co., Ltd.	49,240
2,500		Maezawa Kyuso Industries Co., Ltd.	30,773
13,000	@	Makino Milling Machine Co.	106,567
18,400		Makita Corp.	748,731
3,000		Marubeni Construction Material Lease Co., Ltd.	3,575
236,000		Marubeni Corp.	1,652,186
2,900		Maruwn Corp.	7,775
6,000		Maruyama Manufacturing Co., Inc.	12,152
17,000		Maruzen Showa Unyu Co., Ltd.	55,296
1,800		Matsuda Sangyo Co., Ltd.	32,295
4,000		Matsui Construction Co., Ltd.	15,185
2,000		Max Co., Ltd.	23,616
28,000		Meidensha Corp.	131,838
1,900		Meiji Shipping Co., Ltd.	7,565
1,700		Meitec Corp.	36,261
2,800		Meito Transportation Co., Ltd.	22,925
5,700	@	Meiwa Corp.	16,854
44,000		Minebea Co., Ltd.	276,020
9,310	@	Mirait Holdings Corp.	65,591
7,000		MISUMI Group, Inc.	173,683
215,900		Mitsubishi Corp.	5,818,881
274,000		Mitsubishi Electric Corp.	2,863,100
451,000		Mitsubishi Heavy Industries Ltd.	1,688,314
23,000		Mitsubishi Kakoki Kaisha Ltd.	50,223
20,000		Mitsubishi Logistics Corp.	265,018
3,100		Mitsubishi Pencil Co., Ltd.	51,872
10,000		Mitsuboshi Belting Co., Ltd.	57,953
232,600		Mitsui & Co., Ltd.	3,827,180
106,000	L	Mitsui Engineering & Shipbuilding Co., Ltd.	279,492
27,000		Mitsui Matsushima Co., Ltd.	56,973
137,000		Mitsui OSK Lines Ltd.	928,331
4,000		Mitsui-Soko Co., Ltd.	16,633
10,000		Mitsumura Printing Co., Ltd.	35,437
5,100		Miura Co., Ltd.	135,844
1,800		Miyachi Corp.	14,836
7,000	@	Miyaji Engineering Group, Inc.	7,049
2,100	@	Miyakoshi Corp.	9,045
600		MonotaRO Co., Ltd.	5,808
15,300	L	Mori Seiki Co., Ltd.	180,572
8,000		Morita Holdings Corp.	49,751
2,800		Moshi Moshi Hotline, Inc.	73,410
11,600		Nabtesco Corp.	246,640
3,000		NAC Co., Ltd.	38,379
31,000		Nachi-Fujikoshi Corp.	103,762
16,000		Nagase & Co., Ltd.	206,527
99,000		Nagoya Railroad Co., Ltd.	269,272
2,500		Nakano Corp.	6,994
59,000	L	Nankai Electric Railway Co., Ltd.	238,199
4,800		NEC Networks & System Integration Corp.	62,186
36,000		NGK Insulators Ltd.	584,785
10,000		Nichias Corp.	51,713
1,800		Nichiden Corp.	53,642

5,200		Nichiha Corp.	42,347
9,000		Nichireki Co., Ltd.	34,995
12,900		Nidec Corp.	1,300,760
13		Nihon M&A Center, Inc.	55,935
950		Nihon Trim Co., Ltd.	21,157
4,000		Nikko Co., Ltd.	14,559
10,000		Nippo Corp.	69,518
18,000		Nippon Carbon Co., Ltd.	58,291
38,300		Nippon Conveyor Co., Ltd.	35,744
6,000		Nippon Densetsu Kogyo Co., Ltd.	57,785
113,000		Nippon Express Co., Ltd.	507,470
2,000		Nippon Filcon Co., Ltd./Tokyo	9,882
2,900		Nippon Kanzai Co., Ltd.	47,904
12,000		Nippon Koei Co., Ltd.	35,991
8,000		Nippon Konpo Unyu Soko Co., Ltd.	97,149
1,800		Nippon Kucho Service Co., Ltd.	16,126
1,000		Nippon Road Co., Ltd.	2,384
2,000		Nippon Seisen Co., Ltd.	10,705
6,000		Nippon Sharyo Ltd.	29,129
125,000		Nippon Sheet Glass Co., Ltd.	335,281
15,000		Nippon Steel Trading Co., Ltd.	46,025
6,000		Nippon Thompson Co., Ltd.	48,217
221,880		Nippon Yusen KK	976,841
15,000		Nippon Yusoki Co., Ltd.	38,581
56,000		Nishimatsu Construction Co., Ltd.	72,771
37,000		Nishi-Nippon Railroad Co., Ltd.	154,804
8,000	@	Nissei Plastic Industrial Co., Ltd.	26,040
5,400		Nissha Printing Co., Ltd.	142,774
18,000		Nissin Corp.	45,891
4,000		Nissin Electric Co., Ltd.	24,144
4,000		Nitta Corp.	78,381
18,000		Nitto Boseki Co., Ltd.	45,255
2,900		Nitto Kogyo Corp.	32,735
1,000		Nitto Kohki Co., Ltd.	25,941
4,000		Nitto Seiko Co., Ltd.	13,138
15,000		Nomura Co., Ltd.	53,032
4,000		Noritake Co., Ltd.	14,258
5,300		Noritz Corp.	93,400
18,000		NS United Kaiun Kaisha Ltd.	44,772
65,000		NSK Ltd.	584,568
67,000		NTN Corp.	353,586
5,400		Obara Corp.	57,084
98,000		Obayashi Corp.	449,889
3,000		Obayashi Road Corp.	5,669
91,000	L	Odakyu Electric Railway Co., Ltd.	845,836
1,800		Oiles Corp.	33,238
10,000		Okamura Corp.	63,114
11,000	@	OKK Corp.	16,739
20,000	@	Okuma Corp.	151,794
30,000		Okumura Corp.	113,963
13,000		O-M Ltd.	51,698
1,500		Onoken Co., Ltd.	13,710
8,000		Organo Corp.	61,185
7,700		OSG Corp.	92,738
5,400		Oyo Corp.	44,862
27,000		Panasonic Electric Works Co., Ltd.	351,976
9,800		Park24 Co., Ltd.	104,631
6,000		Pasco Corp.	17,013
60		Pasona Group, Inc.	44,743
4,000	@	Pegasus Sewing Machine Manufacturing Co., Ltd.	10,974
21,500		Penta-Ocean Construction Co., Ltd.	36,401
41		Pilot Corp.	72,456
4,200		Pronexus, Inc.	22,826
2,100	@	PS Mitsubishi Construction Co., Ltd.	5,935
6,000		Raito Kogyo Co., Ltd.	14,825
18,000	@	Rasa Industries Ltd.	21,839
6,200		Rheon Automatic Machinery Co., Ltd.	15,398
8,000	@	Ryobi Ltd.	36,473
15,000		Sakai Heavy Industries Ltd.	26,915
1,200		Sakai Moving Service Co., Ltd.	25,959
16,000	@	Sakurada Co., Ltd.	3,338
8,600	@	Sanix, Inc.	20,571
3,000		Sanki Engineering Co., Ltd.	20,576
18,000		Sanko Metal Industrial Co., Ltd.	38,202
35,000		Sankyu, Inc.	158,530
30,000		Sanwa Shutter Corp.	94,422
2,000		Sanyo Industries Ltd.	2,505
27,000		Sasebo Heavy Industries Co., Ltd.	55,081
8,000	@	Sata Construction Co., Ltd.	3,441

1,300		Sato Corp.	17,176
1,800		Sato Shoji Corp.	11,106
1,000		Sawafuji Electric Co., Ltd.	2,409
29,600		Secom Co., Ltd.	1,398,624
3,000		Seibu Electric Industry Co., Ltd.	12,770
8,000		Seika Corp.	20,435
43,000	@	Seikitokyu Kogyo Co., Ltd.	26,411
15,000		Seino Holdings Co., Ltd.	102,782
2,000		Sekisui Jushi Corp.	20,386
18,000		Senko Co., Ltd.	64,180
13,000		Shibusawa Warehouse Co., Ltd.	45,810
5,000		Shibuya Kogyo Co., Ltd.	50,027
4,300		Shima Seiki Manufacturing Ltd.	103,310
92,000		Shimizu Corp.	391,908
1,900		Shin Nippon Air Technologies Co., Ltd.	11,437
7,000		Shin-Keisei Electric Railway Co., Ltd.	29,370
6,000		Shin-Kobe Electric Machinery Co., Ltd.	72,265
6,000		Shinmaywa Industries Ltd.	25,881
16,400		Shinnihon Corp.	42,670
19,000		Shinsho Corp.	47,116
2,500		Shinwa Co., Ltd./Nagoya	30,192
3,200		SHO-BOND Holdings Co., Ltd.	67,390
19,000		Sinfonia Technology Co.	48,912
2,600		Sintokogio Ltd.	24,633
8,700		SMC Corp.	1,484,623
2,000		Soda Nikka Co., Ltd.	8,494
10,900		Sohgo Security Services Co., Ltd.	128,872
183,900		Sojitz Corp.	402,118
43,000	L	Sotetsu Holdings, Inc.	142,468
6,000		Subaru Enterprise Co., Ltd.	18,101
2,800		Sugimoto & Co., Ltd.	25,107
6,000		Sumikin Bussan Corp.	14,449
44,500	@	Sumiseki Holdings, Inc.	43,638
148,200		Sumitomo Corp.	2,086,252
1,100		Sumitomo Densetsu Co., Ltd.	4,662
101,700		Sumitomo Electric Industries Ltd.	1,405,411
74,700		Sumitomo Heavy Industries	477,806
11,100	@	Sumitomo Mitsui Construction Co., Ltd.	8,860
7,000		Sumitomo Precision Products	34,094
20,000		Sumitomo Warehouse Co., Ltd.	105,039
61,000	@	SWCC Showa Holdings Co., Ltd.	70,292
15,000		Tadano Ltd.	80,425
1,000		Taihei Dengyo Kaisha Ltd.	8,171
7,000		Taihei Kogyo Co., Ltd.	32,759
43,000		Taiheiyo Kouhatsu, Inc.	35,734
1,000		Taikisha Ltd.	17,690
143,500		Taisei Corp.	334,601
1,000		Takano Co., Ltd.	5,651
5,000		Takaoka Electric Manufacturing Co., Ltd.	26,279
4,100		Takara Printing Co., Ltd.	32,989
14,000		Takara Standard Co., Ltd.	94,666
6,700		Takasago Thermal Engineering Co., Ltd.	55,980
23,000		Takashima & Co., Ltd.	37,227
9,000	@	Takuma Co., Ltd.	24,940
1,700		Tanaka Co., Ltd./Tokyo	6,599
1,000	@	Tanseisha Co., Ltd.	3,545
1,000		Tatsuta Electric Wire and Cable Co., Ltd.	3,042
2,200		Teikoku Electric Manufacturing Co., Ltd.	48,068
11,000	@	Tekken Corp.	10,802
4,600		Temp Holdings Co., Ltd.	42,514
18,900		THK Co., Ltd.	432,296
6,000		Toa Corp.	7,002
15,000		TOA Road Corp.	23,599
21,500	@	Tobishima Corp.	6,345
121,000	L	Tobu Railway Co., Ltd.	678,603
3,100		Tocalo Co., Ltd.	59,586
30,000		Toda Corp.	111,182
9,000		Toenec Corp.	51,462
2,000		Tokyo Energy & Systems, Inc.	12,847
11,000		TOKYO KEIKI INC.	16,941
600		Tokyu Community Corp.	17,830
6,500		Tokyu Construction Co., Ltd.	19,641
156,000		Tokyu Corp.	713,627
19,000		Toli Corp.	32,867
4,500		Tomoe Corp.	14,315
15,000		Tonami Holdings Co., Ltd.	28,594
9,000		Toppan Forms Co., Ltd.	92,114
77,000	L	Toppan Printing Co., Ltd.	700,726
4,000		Torishima Pump Manufacturing Co., Ltd.	84,006

17,000		Toshiba Machine Co., Ltd.	85,640
2,000		Toshiba Plant Systems & Services Corp.	28,641
15,000		Tosho Printing Co., Ltd.	24,303
8,000		Totetsu Kogyo Co., Ltd.	56,730
42,000		Toto Ltd.	303,528
7,500	@	Totoku Electric Co., Ltd.	7,353
92,000		Toyo Construction Co., Ltd.	49,711
5,000		Toyo Electric Manufacturing Co., Ltd.	28,898
18,000		Toyo Engineering Corp.	69,651
6,000		Toyo Logistics Co., Ltd.	13,507
1,000		Toyo Machinery & Metal Co., Ltd.	3,216
1,000		Toyo Tanso Co., Ltd.	59,009
6,000		Toyo Wharf & Warehouse Co., Ltd.	9,682
30,800		Toyota Tsusho Corp.	539,350
4,500		Trusco Nakayama Corp.	75,365
15,000		Tsubakimoto Chain Co.	79,559
7,000		Tsubakimoto Kogyo Co., Ltd.	18,982
25,000	@, L	Tsudakoma Corp.	47,812
6,000	L	Tsugami Corp.	42,377
4,000		Tsukishima Kikai Co., Ltd.	29,604
6,000		Tsurumi Manufacturing Co., Ltd.	40,589
13,000		Uchida Yoko Co., Ltd.	47,916
6,100		Ueki Corp.	9,430
1,800		Union Tool Co.	51,657
14,000		Ushio, Inc.	265,832
3,700		Utoc Corp.	10,984
82,000	@	Wakachiku Construction Co., Ltd.	45,282
2,600		Weathernews, Inc.	50,242
265		West Japan Railway Co.	989,113
7,000		Yahagi Construction Co., Ltd.	40,871
3,000		YAMABIKO Corp.	31,465
6,000		Yamato Corp.	22,351
58,400		Yamato Holdings Co., Ltd.	828,441
4,300		Yamazen Corp.	22,966
4,700		Yasuda Warehouse Co., Ltd.	28,074
7,000		Yondenko Corp.	29,116
13,000		Yuasa Trading Co., Ltd.	12,904
4,000		Yuken Kogyo Co., Ltd.	8,181
4,000		Yurtec Corp.	15,877
2,100		Yusen Air & Sea Service Co., Ltd.	30,494
2,400		Yushin Precision Equipment Co., Ltd.	47,188
			86,335,581
		Information Technology: 13.1%
4,800		A&D Co., Ltd.	20,729
18,600		Advantest Corp.	418,188
800		Agrex, Inc.	8,054
12,900		Ai Holdings Corp.	47,426
2,000		Aichi Tokei Denki Co., Ltd.	5,485
3,100		Aiphone Co., Ltd.	50,283
2,000		Alpha Systems, Inc.	36,098
21,600		Alps Electric Co., Ltd.	249,282
1,000		Anritsu Corp.	8,218
500		Argo Graphics, Inc.	6,419
1,000		Arisawa Manufacturing Co., Ltd.	5,510
2,000		Asahi Net, Inc.	7,775
2,125		Axell Corp.	58,141
36,300		Brother Industries Ltd.	535,748
5,500		CAC Corp.	42,369
1,600		Canon Electronics, Inc.	45,050
169,966	L	Canon, Inc.	8,730,351
6,300		Capcom Co., Ltd.	101,035
39,400		Citizen Watch Co., Ltd.	270,342
4,400		CMK Corp.	24,973
1,600		Computer Engineering & Consulting Ltd.	8,238
4,300		Computer Institute of Japan Ltd.	14,587
3,000		Cresco Ltd.	19,636
15,000	@	CSK Corp.	68,484
100		Cybernet Systems Co., Ltd.	28,334
33		Cybozu, Inc.	9,512
32,000	@	Dainippon Screen Manufacturing Co., Ltd.	226,281
1,100		Daito Electron Co., Ltd.	9,010
15,000		Daiwabo Holdings Co., Ltd.	39,269
2,000		Denki Kogyo Co., Ltd.	9,776
3,100		Disco Corp.	187,115
900		DTS Corp.	11,128
12		Dwango Co., Ltd.	25,266
146		eAccess Ltd.	87,903
1,600		Eizo Nanao Corp.	37,436
1,000		Elematec Corp.	14,141

24,500	@, L	Elpida Memory, Inc.	283,366
4,200		Enplas Corp.	66,716
1,600		ESPEC Corp.	12,937
1,400		Excel Co., Ltd.	17,533
178		Faith, Inc.	21,559
62,300		Fuji Photo Film Co., Ltd.	2,243,964
400		Fuji Soft, Inc.	6,896
263,000		Fujitsu Ltd.	1,822,156
104		Future Architect, Inc.	44,290
13,300		GMO internet, Inc.	66,564
12		GMO Payment Gateway, Inc.	29,479
36	L	Gourmet Navigator, Inc.	51,803
4,800		Gree, Inc.	60,878
9,100		Hamamatsu Photonics KK	331,726
2,300		Hioki EE Corp.	47,740
4,400		Hirose Electric Co., Ltd.	494,438
800		Hitachi Business Solution Co., Ltd.	7,865
10,300		Hitachi High-Technologies Corp.	239,997
7,000		Hitachi Kokusai Electric, Inc.	69,284
632,146		Hitachi Ltd.	3,356,170
7,000		Hochiki Corp.	36,772
15,000		Hokuriku Electric Industry Co., Ltd.	29,821
3,900		Horiba Ltd.	110,228
6,200		Hosiden Corp.	72,709
62,300		Hoya Corp.	1,506,364
17,600		Ibiden Co., Ltd.	552,083
3,200		Icom, Inc.	87,556
43,000	@	Ikegami Tsushinki Co., Ltd.	31,647
8,300		Ines Corp.	67,467
1,000		I-Net Corp.	5,831
6,100		Information Services International-Dentsu Ltd.	43,909
26		Internet Initiative Japan, Inc.	73,546
11,900		IT Holdings Corp.	157,906
10,000		Itfor, Inc.	34,085
2,100		Itochu Techno-Solutions Corp.	78,563
13,000	@	Iwatsu Electric Co., Ltd.	10,535
6,000		Japan Aviation Electronics Industry Ltd.	47,623
6,700		Japan Cash Machine Co., Ltd.	55,998
5,400		Japan Digital Laboratory Co.	61,281
2,000		Japan Radio Co., Ltd.	5,947
6,400		Jastec Co., Ltd.	37,553
4,400		JBCC Holdings, Inc.	28,197
5,400		JBIS Holdings, Inc.	22,282
600		Kaga Electronics Co., Ltd.	7,653
21		Kakaku.com, Inc.	124,635
6,200		Keyence Corp.	1,788,917
1,100		Koa Corp.	14,042
11,624		Konami Corp.	245,931
74,500		Konica Minolta Holdings, Inc.	769,985
23,100		Kyocera Corp.	2,346,902
700		Macnica, Inc.	17,484
6,000		Macromill, Inc.	67,349
7,400		Marubun Corp.	43,433
1,000		Maruwa Co., Ltd./Aichi	29,487
4,600		Maspro Denkoh Corp.	41,168
4,100		Megachips Corp.	82,724
1,500		Melco Holdings, Inc.	52,290
2,500		Mimasu Semiconductor Industry Co., Ltd.	28,926
4,900	@	Mitsui High-Tec, Inc.	28,801
10,400		Mitsumi Electric Co., Ltd.	190,060
700	@	Moritex Corp.	4,230
30,000		Murata Manufacturing Co., Ltd.	2,094,169
6,200	@	Mutoh Holdings Co., Ltd.	14,462
3,300		Nagano Keiki Co., Ltd.	30,661
341,000		NEC Corp.	1,020,272
1,800		NEC Fielding Ltd.	52,569
64		Net One systems Co., Ltd.	94,504
9,000		New Japan Radio Co., Ltd.	27,081
6,300		Nichicon Corp.	88,613
7,500		Nidec Copal Electronics Corp.	60,043
4,000		Nidec Sankyo Corp.	32,648
3,600		Nihon Dempa Kogyo Co., Ltd.	68,208
1,700		Nihon Unisys Ltd.	13,570
15,600		Nintendo Co., Ltd.	4,554,447
3,000		Nippon Ceramic Co., Ltd.	53,207
18,000	@	Nippon Chemi-Con Corp.	91,474
61,000		Nippon Electric Glass Co., Ltd.	875,588
400		Nippon Systemware Co., Ltd.	1,830
7,000		Nohmi Bosai Ltd.	45,523

13,500		Nomura Research Institute Ltd.	299,905
3,800		NSD CO., Ltd.	44,830
197		NTT Data Corp.	679,374
1,100		OBIC Business Consultants Ltd.	58,754
920		Obic Co., Ltd.	188,939
500		Oizumi Corp.	2,010
900		Okaya Electric Industries Co., Ltd.	3,808
113,000	@	Oki Electric Industry Ltd.	97,043
29,800		Omron Corp.	785,339
600		Optex Co., Ltd.	8,889
4,300		Oracle Corp. Japan	210,786
3,000		Osaki Electric Co., Ltd.	25,964
1,600		Otsuka Corp.	108,868
200		Panasonic Electric Works Information systems Co., Ltd.	5,425
1,500	@	Pixela Corp.	4,734
8,100	@, L	Renesas Electronics Corp.	80,624
80,000		Ricoh Co., Ltd.	1,166,481
3,900		Riso Kagaku Corp.	68,594
14,300		Rohm Co., Ltd.	929,967
3,400		Roland DG Corp.	54,849
4,300		Ryosan Co., Ltd.	111,131
4,700		Ryoyo Electro Corp.	54,605
13,000		Sanken Electric Co., Ltd.	57,031
1,800		Sanshin Electronics Co., Ltd.	14,896
5,700		Satori Electric Co., Ltd.	41,338
6,000		Saxa Holdings, Inc.	11,328
19,300		Seiko Epson Corp.	350,381
30,000		Shimadzu Corp.	232,370
6,000		Shindengen Electric Manufacturing Co., Ltd.	30,116
2,400		Shinkawa Ltd.	24,500
7,400	L	Shinko Electric Industries	82,560
4,300		Shinko Shoji Co., Ltd.	35,779
1,200		Siix Corp.	14,058
31		Simplex Technology, Inc.	13,270
15,000		SMK Corp.	82,263
25	@	Softbrain Co., Ltd.	1,784
25		So-net Entertainment Corp.	74,973
4,400		Soshin Electric Co., Ltd.	32,866
42	@	Sourcenext Corp.	11,257
5,800		Square Enix Co., Ltd.	102,589
2,700		Star Micronics Co., Ltd.	29,230
17,800		Sumco Corp.	253,462
4,200		Sumisho Computer Systems Corp.	75,112
300		Sun-Wa Technos Corp.	2,515
400		Suzuden Corp.	2,567
39		SystemPro Co., Ltd.	41,389
5,400		Tachibana Eletech Co., Ltd.	45,367
14,000		Taiyo Yuden Co., Ltd.	212,781
7,000		Tamura Corp.	21,278
200		TDC Software Engineering, Inc.	1,922
14,400		TDK Corp.	997,003
25,000	@	Teac Corp.	13,172
8,000		TECMO KOEI HOLDINGS CO., Ltd.	62,764
2,700	L	TKC Corp.	57,088
6,000	@	Toko, Inc.	11,611
800		Tokyo Denpa Co., Ltd.	6,024
21,500		Tokyo Electron Ltd.	1,353,666
3,700		Tokyo Seimitsu Co., Ltd.	57,513
300		Tomen Devices Corp.	6,954
3,400		Tomen Electronics Corp.	49,918
11,700		Topcon Corp.	71,841
300		Tose Co., Ltd.	1,968
541,000		Toshiba Corp.	2,936,161
13,000		Toshiba Tec Corp.	62,760
500		Toukei Computer Co., Ltd.	7,132
7,000		Towa Corp.	50,882
5,400		Toyo Corp./Chuo-ku	57,725
1,900		Trans Cosmos, Inc.	18,747
11,400		Trend Micro, Inc.	374,512
2,300		UKC Holdings Corp.	29,265
4,900		Ulvac, Inc.	127,458
21,000	@	Uniden Corp.	64,594
62		Wacom Co., Ltd.	98,047
6,400		Y.A.C. Co., Ltd.	46,899
2,034		Yahoo! Japan Corp.	786,197
10,700	L	Yamaichi Electronics Co., Ltd.	53,129
5,500		Yamatake Corp.	129,828
32,000		Yaskawa Electric Corp.	301,310
28,000		Yokogawa Electric Corp.	221,719

3,900		Yokowo Co., Ltd.	27,535
			53,977,065
		Materials: 8.3%
10,000		Achilles Corp.	14,501
11,400		ADEKA Corp.	125,674
8,000		Aichi Steel Corp.	54,661
18,000		Air Water, Inc.	229,253
15,000		Araya Industrial Co., Ltd.	24,860
170,000		Asahi Kasei Corp.	1,105,791
19,000		Asahi Organic Chemicals Industry Co., Ltd.	50,278
7,000		Chuetsu Pulp & Paper Co., Ltd.	12,653
6,000		Chugoku Marine Paints Ltd.	50,806
9,000		Chugokukogyo Co., Ltd.	10,149
2,000		Co-Op Chemical Co., Ltd.	2,534
28,000		Dai Nippon Toryo Co., Ltd.	35,083
39,000		Daicel Chemical Industries Ltd.	283,800
49,000		Daido Steel Co., Ltd.	286,889
4,000		Dai-Ichi Kogyo Seiyaku Co., Ltd.	12,424
22,000		Daiken Corp.	57,985
10,000	@	Daiki Aluminium Industry Co., Ltd.	31,072
4,000		Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	21,830
72,000		Dainippon Ink & Chemicals	160,480
12,000		Daio Paper Corp.	86,127
18,000		Daiso Co., Ltd.	54,154
12,900		DC Co., Ltd.	25,217
65,000		Denki Kagaku Kogyo K K	307,755
35,000		Dowa Holdings Co., Ltd.	228,659
2,100		Earth Chemical Co., Ltd.	71,375
700		Ebara-Udylite Co., Ltd.	14,670
1,500		FP Corp.	83,007
3,400		Fuji Seal International, Inc.	78,439
8,600		Fujikura Kasei Co., Ltd.	59,059
1,400		Fujimi, Inc.	21,442
2,100		Fujimori Kogyo Co., Ltd.	31,600
18,000		Furukawa-Sky Aluminum Corp.	52,321
31,000		Godo Steel Ltd.	65,690
17,000		Gun-Ei Chemical Industry Co., Ltd.	47,647
1,400	L	Hakudo Co., Ltd.	15,345
6,000		Harima Chemicals, Inc.	38,000
13,500		Hitachi Chemical Co., Ltd.	278,228
19,000		Hitachi Metals Ltd.	227,135
9,000		Hodogaya Chemical Co., Ltd.	36,200
15,000		Hokkan Holdings Ltd.	45,120
19,000		Hokuetsu Kishu Paper Co., Ltd.	107,996
5,700	@	Hokushin Co., Ltd.	7,432
4,000		Ihara Chemical Industry Co., Ltd.	12,817
72,000	@	Ishihara Sangyo Kaisha Ltd.	74,268
1,800		Japan Carlit Co., Ltd.	10,284
2		Japan Pure Chemical Co., Ltd.	6,363
67,600		JFE Holdings, Inc.	2,343,850
2,800		JSP Corp.	41,132
23,800		JSR Corp.	441,753
40,000		Kaneka Corp.	276,366
29,000		Kansai Paint Co., Ltd.	280,014
7,000		Kanto Denka Kogyo Co., Ltd.	56,064
2,000		Koatsu Gas Kogyo Co., Ltd.	12,241
399,000		Kobe Steel Ltd.	1,008,167
900		Kohsoku Corp.	8,287
4,200		Konishi Co., Ltd.	50,560
14,000		Krosaki Harima Corp.	56,761
4,000		Kumiai Chemical Industry Co., Ltd.	13,413
42,400		Kuraray Co., Ltd.	605,256
18,000		Kureha Corp.	108,324
15,000	@	Kurimoto Ltd.	19,514
3,500		Kyoei Steel Ltd.	56,901
4,300		Lintec Corp.	113,557
10,000		Maruichi Steel Tube Ltd.	212,043
4,700		MEC Co., Ltd./Japan	23,049
177,600		Mitsubishi Chemical Holdings Corp.	1,199,664
47,000		Mitsubishi Gas Chemical Co., Inc.	332,431
183,520		Mitsubishi Materials Corp.	583,188
67,000		Mitsubishi Paper Mills Ltd.	79,803
12,000		Mitsubishi Steel Manufacturing Co., Ltd.	36,328
115,000		Mitsui Chemicals, Inc.	410,000
91,000		Mitsui Mining & Smelting Co., Ltd.	299,290
5,000		Nakabayashi Co., Ltd.	11,249
7,000		Nakayama Steel Works Ltd.	9,094
3,200		Neturen Co., Ltd.	26,786
2,000		Nihon Nohyaku Co., Ltd.	10,545

7,000		Nihon Parkerizing Co., Ltd.	100,595
20,000		Nihon Yamamura Glass Co., Ltd.	54,799
10,000	@	Nippon Carbide Industries Co., Inc.	28,179
11,000		Nippon Chemical Industrial Co., Ltd.	28,039
3,000		Nippon Chutetsukan KK	4,454
32,000		Nippon Coke & Engineering Co., Ltd.	63,217
5,000		Nippon Concrete Industries Co., Ltd.	9,075
11,000		Nippon Denko Co., Ltd.	86,906
5,200		Nippon Fine Chemical Co., Ltd.	33,889
4,000		Nippon Kasei Chemical Co., Ltd.	9,425
25,000		Nippon Kayaku Co., Ltd.	263,560
23,000		Nippon Kinzoku Co., Ltd.	44,589
19,000		Nippon Koshuha Steel Co., Ltd.	22,834
40,000	@	Nippon Light Metal Co., Ltd.	74,188
39,000		Nippon Metal Industry Co., Ltd.	51,151
30,000		Nippon Paint Co., Ltd.	229,342
14,429		Nippon Paper Group, Inc.	377,705
11,000		Nippon Pillar Packing Co., Ltd.	81,357
23,000		Nippon Shokubai Co., Ltd.	237,162
16,000		Nippon Soda Co., Ltd.	76,093
774,000		Nippon Steel Corp.	2,772,822
6,000		Nippon Synthetic Chemical Industry Co., Ltd.	40,051
6,000		Nippon Valqua Industries Ltd.	18,219
18,500		Nippon Yakin Kogyo Co., Ltd.	54,471
21,700		Nissan Chemical Industries Ltd.	279,984
115,000		Nisshin Steel Co., Ltd.	255,244
4,000		Nittetsu Mining Co., Ltd.	20,086
24,000		Nitto Denko Corp.	1,125,619
11,000		NOF Corp.	53,666
1,400		Ohara, Inc.	19,389
130,000	L	OJI Paper Co., Ltd.	627,382
3,500		Okabe Co., Ltd.	15,899
14,000		Okamoto Industries, Inc.	57,880
11,000	@	Okura Industrial Co., Ltd.	31,751
3,400		Osaka Steel Co., Ltd.	60,351
3,200		OSAKA Titanium Technologies Co.	150,434
19,000		Pacific Metals Co., Ltd.	160,772
2,800		Pack Corp.	49,843
22,000		Rengo Co., Ltd.	148,906
4,000		Sakata INX Corp.	20,083
10,000		Sanyo Chemical Industries Ltd.	83,221
16,000		Sanyo Special Steel Co., Ltd.	96,194
4,000		Sekisui Plastics Co., Ltd.	18,002
6,000		Shinagawa Refractories Co., Ltd.	17,730
47,200		Shin-Etsu Chemical Co., Ltd.	2,543,918
6,300		Shin-Etsu Polymer Co., Ltd.	39,259
197,000	L	Showa Denko KK	441,956
3,900		ST Corp.	44,997
1,400		Stella Chemifa Corp.	65,582
28,000		Sumitomo Bakelite Co., Ltd.	164,323
204,000		Sumitomo Chemical Co., Ltd.	1,001,436
48,000	@	Sumitomo Light Metal Industries Ltd.	57,741
527,000		Sumitomo Metal Industries Ltd.	1,291,944
78,000		Sumitomo Metal Mining Co., Ltd.	1,358,614
60,000		Sumitomo Osaka Cement Co., Ltd.	135,418
7,900		Sumitomo Pipe & Tube Co., Ltd.	56,461
10,000		Sumitomo Seika Chemicals Co., Ltd.	43,224
3,900		T Hasegawa Co., Ltd.	66,200
135,000		Taiheiyo Cement Corp.	172,279
1,900		Taisei Lamick Co., Ltd.	52,179
46,000		Taiyo Nippon Sanso Corp.	404,932
12,000		Takasago International Corp.	71,588
15,000		Takiron Co., Ltd.	51,379
7,000		Tayca Corp.	24,748
114,000		Teijin Ltd.	485,355
3,800		Tenma Corp.	41,844
15,000	@	Titan Kogyo KK	59,243
17,000		Toagosei Co., Ltd.	79,326
3,000		Toda Kogyo Corp.	31,122
5,100		Toho Titanium Co., Ltd.	122,696
17,000		Toho Zinc Co., Ltd.	90,179
8,000	@	Tohpe Corp.	7,266
29,000		Tokai Carbon Co., Ltd.	179,577
27,000		Tokushu Tokai Holdings Co., Ltd.	62,303
42,000		Tokuyama Corp.	216,478
5,400		Tokyo Ohka Kogyo Co., Ltd.	115,735
21,000		Tokyo Rope Manufacturing Co., Ltd.	69,787
12,400		Tokyo Steel Manufacturing Co., Ltd.	134,715
18,000		Tokyo Tekko Co., Ltd.	47,285

16,000		Tomoegawa Co., Ltd.		43,243
20,000		Tomoku Co., Ltd.		56,005
27,000		Topy Industries Ltd.		71,609
212,000		Toray Industries, Inc.		1,263,843
58,000	L	Tosoh Corp.		187,825
23,000		Toyo Ink Manufacturing Co., Ltd.		112,648
6,000		Toyo Kohan Co., Ltd.		36,843
23,400		Toyo Seikan Kaisha Ltd.		443,296
5,000		TYK Corp.		12,651
146,000		Ube Industries Ltd.		437,186
6,000		Wood One Co., Ltd.		19,723
6,600		Yamato Kogyo Co., Ltd.		198,433
18,000		Yodogawa Steel Works Ltd.		83,523
4,000		Yushiro Chemical Industry Co., Ltd.		59,168
24,000		Zeon Corp.		200,399
				34,494,745
		Telecommunication Services: 3.7%
1,639	@	Invoice, Inc.		29,838
423		KDDI Corp.		2,439,331
105,500		Nippon Telegraph & Telephone Corp.		4,804,239
2,238		NTT DoCoMo, Inc.		3,897,715
119,400		Softbank Corp.		4,116,966
				15,288,089
		Utilities: 4.7%
84,400		Chubu Electric Power Co., Inc.		2,071,877
41,600	L	Chugoku Electric Power Co., Inc.		844,325
20,300		Electric Power Development Co.		635,751
25,300		Hokkaido Electric Power Co., Inc.		516,645
15,000		Hokkaido Gas Co., Ltd.		44,496
29,200		Hokuriku Electric Power Co.		716,987
111,800		Kansai Electric Power Co., Inc.		2,756,855
58,600		Kyushu Electric Power Co., Inc.		1,311,936
1,300		Okinawa Electric Power Co., Inc.		64,748
273,000		Osaka Gas Co., Ltd.		1,058,267
15,000		Saibu Gas Co., Ltd.		39,159
28,600	L	Shikoku Electric Power Co.		840,072
9,000		Shizuoka Gas Co., Ltd.		53,746
67,000		Toho Gas Co., Ltd.		334,461
69,200	L	Tohoku Electric Power Co., Inc.		1,540,688
10,000		Tokai Corp.		41,394
198,300		Tokyo Electric Power Co., Inc.		4,835,060
352,000		Tokyo Gas Co., Ltd.		1,558,748
				19,265,215
		Total Common Stock (Cost $359,633,969)		409,682,915

SHORT-TERM INVESTMENTS: 6.6%
		Securities Lending Collateral(cc): 6.6%
27,020,064		BNY Mellon Overnight Government Fund (1)		27,020,064

		Total Short-Term Investments (Cost $27,020,064)		27,020,064

		Total Investments in Securities (Cost $386,654,033) *	105.7%	$436,702,979
		Other Assets and Liabilities - Net	(5.7)	(23,419,094)
		Net Assets	100.0%	$413,283,885

@	Non-income producing security
(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

PORTFOLIO OF INVESTMENTS
ING RussellTM Large Cap Growth Index Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 98.5%
		Consumer Discretionary: 12.5%
28,571	@	Amazon.com, Inc.	$5,142,780
27,810		Best Buy Co., Inc.	953,605
13,560		Carnival Corp.	625,252
69,220	@	DIRECTV	2,763,955
271,300	@, L	Ford Motor Co.	4,555,127
34,030		Gap, Inc.	753,424
137,830		Home Depot, Inc.	4,832,320
51,550		Johnson Controls, Inc.	1,969,210
18,880	@	Kohl’s Corp.	1,025,939
26,300	@, L	Las Vegas Sands Corp.	1,208,485
89,500		Lowe’s Cos., Inc.	2,244,660
87,480		McDonald’s Corp.	6,714,965
39,700		News Corp. - Class A	578,032
29,230		Nike, Inc.	2,496,827
20,600		Omnicom Group	943,480
60,690		Staples, Inc.	1,381,911
60,574		Starbucks Corp.	1,946,243
59,880		Target Corp.	3,600,584
10,100		Thomson Reuters Corp.	376,427
19,500		Time Warner, Inc.	627,315
34,000		TJX Cos., Inc.	1,509,260
9,900		Viacom - Class B	392,139
38,010		Yum! Brands, Inc.	1,864,391
			48,506,331
		Consumer Staples: 11.1%
98,830		Altria Group, Inc.	2,433,195
127,930		Coca-Cola Co.	8,413,956
33,440		Colgate-Palmolive Co.	2,687,573
35,850		Costco Wholesale Corp.	2,588,729
12,570		CVS Caremark Corp.	437,059
32,820		General Mills, Inc.	1,168,064
19,080		Kellogg Co.	974,606
26,740		Kimberly-Clark Corp.	1,685,690
3,030		Kroger Co.	67,751
75,480		PepsiCo, Inc.	4,931,108
126,880		Philip Morris International, Inc.	7,426,286
14,340		Procter & Gamble Co.	922,492
49,200		Sysco Corp.	1,446,480
70,600		Walgreen Co.	2,750,576
96,770		Wal-Mart Stores, Inc.	5,218,806
			43,152,371
		Energy: 12.7%
9,800		Baker Hughes, Inc.	560,266
8,800		Chevron Corp.	803,000
46,300		ConocoPhillips	3,153,030
20,600		EOG Resources, Inc.	1,883,046
381,910		ExxonMobil Corp.	27,925,254
73,600		Halliburton Co.	3,005,088
15,800		Marathon Oil Corp.	585,074
13,700		Occidental Petroleum Corp.	1,343,970
97,850		Schlumberger Ltd.	8,170,475
28,827	@	Southwestern Energy Co.	1,078,995
20,000		Williams Cos., Inc.	494,400
			49,002,598
		Financials: 3.0%
4,300		ACE Ltd.	267,675
36,090		Aflac, Inc.	2,036,559
85,354		American Express Co.	3,663,394
2,320		Blackrock, Inc.	442,146
82,240		Charles Schwab Corp.	1,407,126
12,400		Franklin Resources, Inc.	1,379,004
15,300		Metlife, Inc.	679,932
36,980		Morgan Stanley	1,006,226
8,020		Northern Trust Corp.	444,388
4,800		Travelers Cos., Inc.	267,408
			11,593,858
		Health Care: 8.6%
113,170		Abbott Laboratories	5,421,975
5,800		Alcon, Inc.	947,720
24,649		Allergan, Inc.	1,692,647
40,450		Baxter International, Inc.	2,047,579
19,400		Becton Dickinson & Co.	1,639,688

10,400		Cardinal Health, Inc.	398,424
37,420	@	Celgene Corp.	2,213,019
40,800		Covidien PLC	1,862,928
19,390		Eli Lilly & Co.	679,426
44,540	@	Express Scripts, Inc.	2,407,387
16,930	@	Genzyme Corp.	1,205,416
69,580	@	Gilead Sciences, Inc.	2,521,579
33,620		Johnson & Johnson	2,079,397
9,770		McKesson Corp.	687,613
36,540	@	Medco Health Solutions, Inc.	2,238,806
68,890		Medtronic, Inc.	2,555,130
27,180	@	St. Jude Medical, Inc.	1,161,945
26,210		Stryker Corp.	1,407,477
			33,168,156
		Industrials: 12.1%
58,060		3M Co.	5,010,578
50,010		Boeing Co.	3,263,653
51,030		Caterpillar, Inc.	4,779,470
40,000		Danaher Corp.	1,886,800
32,660		Deere & Co.	2,712,413
61,280		Emerson Electric Co.	3,503,378
16,900		FedEx Corp.	1,571,869
201,500		General Electric Co.	3,685,435
62,300		Honeywell International, Inc.	3,311,868
35,900		Illinois Tool Works, Inc.	1,917,060
20,120		Lockheed Martin Corp.	1,406,589
30,320		Paccar, Inc.	1,740,974
11,600		Precision Castparts Corp.	1,614,836
6,200		Tyco International Ltd.	256,928
5,240		Union Pacific Corp.	485,538
58,170		United Parcel Service, Inc. - Class B	4,221,979
69,360		United Technologies Corp.	5,460,019
			46,829,387
		Information Technology: 33.5%
49,700		Accenture PLC	2,409,953
11,750		Activision Blizzard, Inc.	146,171
43,810	@	Adobe Systems, Inc.	1,348,472
74,175	@	Apple, Inc.	23,925,888
111,800		Applied Materials, Inc.	1,570,790
40,980		Automatic Data Processing, Inc.	1,896,554
41,320		Broadcom Corp.	1,799,486
464,623	@	Cisco Systems, Inc.	9,399,323
24,300	@	Cognizant Technology Solutions Corp.	1,780,947
16,220		Corning, Inc.	313,370
138,580	@	Dell, Inc.	1,877,759
36,361	@	eBay, Inc.	1,011,927
167,220	@	EMC Corp.	3,829,338
19,827	@	Google, Inc. - Class A	11,776,643
190,930		Hewlett-Packard Co.	8,038,153
309,690		Intel Corp.	6,512,781
104,300		International Business Machines Corp.	15,307,068
43,810	@	Juniper Networks, Inc.	1,617,465
7,815		Mastercard, Inc.	1,751,420
416,800		Microsoft Corp.	11,637,056
309,980		Oracle Corp.	9,702,374
133,457		Qualcomm, Inc.	6,604,787
6,250	@	Symantec Corp.	104,625
45,990		Texas Instruments, Inc.	1,494,675
37,975		Visa, Inc.	2,672,681
6,161	@	VMware, Inc.	547,775
48,664	@	Yahoo!, Inc.	809,282
			129,886,763
		Materials: 4.6%
17,740		Air Products & Chemicals, Inc.	1,613,453
12,350		Alcoa, Inc.	190,067
26,040		EI Du Pont de Nemours & Co.	1,298,875
37,990		Freeport-McMoRan Copper & Gold, Inc.	4,562,219
44,485		Monsanto Co.	3,097,935
13,090		Mosaic Co.	999,552
38,760		Newmont Mining Corp.	2,381,027
11,300		Nucor Corp.	495,166
24,850		Praxair, Inc.	2,372,430
14,080		Southern Copper Corp.	686,259
			17,696,983
		Telecommunication Services: 0.4%
33,620	@	American Tower Corp.	1,736,137
			1,736,137
		Total Common Stock (Cost $288,150,940)	381,572,584

REAL ESTATE INVESTMENT TRUSTS: 0.7%
		Financials: 0.7%
10,600		Public Storage, Inc.		1,075,052
16,506		Simon Property Group, Inc.		1,642,182

		Total Real Estate Investment Trusts (Cost $2,052,217)		2,717,234

		Total Long-Term Investments (Cost $290,203,157)		384,289,818

SHORT-TERM INVESTMENTS: 2.3%
		Mutual Funds: 0.9%
3,348,000		Blackrock Liquidity Funds TempFund Portfolio - Class I		3,348,000

		Total Mutual Funds (Cost $3,348,000)		3,348,000

		Securities Lending Collateral(cc): 1.4%
4,541,676		BNY Mellon Overnight Government Fund (1)		4,541,676
1,230,638	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		984,510

		Total Securities Lending Collateral (Cost $5,772,314)		5,526,186

		Total Short-Term Investments (Cost $9,120,314)		8,874,186

		Total Investments in Securities (Cost $299,323,471) *	101.5%	$393,164,004
		Other Assets and Liabilities - Net	(1.5)	(5,739,897)
		Net Assets	100.0%	$387,424,107

@	Non-income producing security
(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

PORTFOLIO OF INVESTMENTS
ING RussellTM Large Cap Index Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 95.8%
		Consumer Discretionary: 9.2%
29,600	@	Amazon.com, Inc.	$5,328,000
30,150		Best Buy Co., Inc.	1,033,844
38,300		Carnival Corp.	1,766,013
238,050		Comcast Corp. — Class A	5,229,959
69,057	@	DIRECTV	2,757,446
282,300	@, L	Ford Motor Co.	4,739,817
40,200		Gap, Inc.	890,028
143,300		Home Depot, Inc.	5,024,098
56,900		Johnson Controls, Inc.	2,173,580
26,800	@	Kohl’s Corp.	1,456,312
27,700	@, L	Las Vegas Sands Corp.	1,272,815
122,150		Lowe’s Cos., Inc.	3,063,522
91,000		McDonald’s Corp.	6,985,160
193,450		News Corp. - Class A	2,816,632
30,500		Nike, Inc.	2,605,310
26,850		Omnicom Group	1,229,730
63,850		Staples, Inc.	1,453,865
65,300		Starbucks Corp.	2,098,089
62,400		Target Corp.	3,752,112
32,700		Thomson Reuters Corp.	1,218,729
30,993		Time Warner Cable, Inc.	2,046,468
96,483		Time Warner, Inc.	3,103,858
35,700		TJX Cos., Inc.	1,584,723
53,150		Viacom - Class B	2,105,272
165,700		Walt Disney Co.	6,215,407
40,900		Yum! Brands, Inc.	2,006,145
			73,956,934
		Consumer Staples: 10.8%
176,250		Altria Group, Inc.	4,339,275
56,250		Archer-Daniels-Midland Co.	1,692,000
178,250		Coca-Cola Co.	11,723,503
41,550		Colgate-Palmolive Co.	3,339,374
37,250		Costco Wholesale Corp.	2,689,823
115,150		CVS Caremark Corp.	4,003,766
58,100		General Mills, Inc.	2,067,779
22,600		Kellogg Co.	1,154,408
35,000		Kimberly-Clark Corp.	2,206,400
135,750		Kraft Foods, Inc.	4,277,483
56,450		Kroger Co.	1,262,222
136,500		PepsiCo, Inc.	8,917,545
156,800		Philip Morris International, Inc.	9,177,504
243,732		Procter & Gamble Co.	15,679,280
29,300		Reynolds American, Inc.	955,766
51,850		Sysco Corp.	1,524,390
78,850		Walgreen Co.	3,071,996
165,750		Wal-Mart Stores, Inc.	8,938,898
			87,021,412
		Energy: 12.4%
41,900		Anadarko Petroleum Corp.	3,191,104
31,950		Apache Corp.	3,809,399
37,500		Baker Hughes, Inc.	2,143,875
56,900		Chesapeake Energy Corp.	1,474,279
170,094		Chevron Corp.	15,521,078
126,000		ConocoPhillips	8,580,600
37,800		Devon Energy Corp.	2,967,678
22,150		EOG Resources, Inc.	2,024,732
433,403		ExxonMobil Corp.	31,690,427
76,650		Halliburton Co.	3,129,620
25,550		Hess Corp.	1,955,597
62,150		Marathon Oil Corp.	2,301,415
35,450		National Oilwell Varco, Inc.	2,384,013
68,750		Occidental Petroleum Corp.	6,744,375
115,650		Schlumberger Ltd.	9,656,775
30,300	@	Southwestern Energy Co.	1,134,129
51,100		Williams Cos., Inc.	1,263,192
			99,972,288
		Financials: 13.9%
29,700		ACE Ltd.	1,848,825
39,700		Aflac, Inc.	2,240,271
47,100		Allstate Corp.	1,501,548
88,800		American Express Co.	3,811,296
849,243		Bank of America Corp.	11,328,902
102,650		Bank of New York Mellon Corp.	3,100,030

60,600		BB&T Corp.	1,593,174
146,400	@	Berkshire Hathaway, Inc.	11,728,104
7,450		Blackrock, Inc.	1,419,821
40,000		Capital One Financial Corp.	1,702,400
86,600		Charles Schwab Corp.	1,481,726
27,350		Chubb Corp.	1,631,154
1,790,450	@	Citigroup, Inc.	8,468,829
5,800		CME Group, Inc.	1,866,150
13,050		Franklin Resources, Inc.	1,451,291
43,500		Goldman Sachs Group, Inc.	7,314,960
336,685		JPMorgan Chase & Co.	14,282,178
27,567		Loews Corp.	1,072,632
55,000		Metlife, Inc.	2,444,200
126,750		Morgan Stanley	3,448,868
21,100		Northern Trust Corp.	1,169,151
44,550		PNC Financial Services Group, Inc.	2,705,076
40,650		Prudential Financial, Inc.	2,386,562
43,850		State Street Corp.	2,032,009
42,000		Travelers Cos., Inc.	2,339,820
162,300		US Bancorp.	4,377,231
411,971		Wells Fargo & Co.	12,766,981
			111,513,189
		Health Care: 11.7%
130,600		Abbott Laboratories	6,257,046
37,150		Aetna, Inc.	1,133,447
6,100		Alcon, Inc.	996,740
26,600		Allergan, Inc.	1,826,622
81,100	@	Amgen, Inc.	4,452,390
50,600		Baxter International, Inc.	2,561,372
20,400		Becton Dickinson & Co.	1,724,208
21,100	@	Biogen Idec, Inc.	1,414,755
145,600		Bristol-Myers Squibb Co.	3,855,488
31,650		Cardinal Health, Inc.	1,212,512
39,050	@	Celgene Corp.	2,309,417
43,900		Covidien PLC	2,004,474
86,100		Eli Lilly & Co.	3,016,944
46,400	@	Express Scripts, Inc.	2,507,920
23,350	@	Genzyme Corp.	1,662,520
73,300	@	Gilead Sciences, Inc.	2,656,392
233,500		Johnson & Johnson	14,441,975
23,750		McKesson Corp.	1,671,525
38,750	@	Medco Health Solutions, Inc.	2,374,213
93,300		Medtronic, Inc.	3,460,497
263,885		Merck & Co., Inc.	9,510,415
682,739		Pfizer, Inc.	11,954,760
28,600	@	St. Jude Medical, Inc.	1,222,650
27,650		Stryker Corp.	1,484,805
35,900	@	Thermo Fisher Scientific, Inc.	1,987,424
96,150		UnitedHealth Group, Inc.	3,471,977
34,800	@	WellPoint, Inc.	1,978,728
17,750	@	Zimmer Holdings, Inc.	952,820
			94,104,036
		Industrials: 10.0%
60,300		3M Co.	5,203,890
64,300		Boeing Co.	4,196,218
53,150		Caterpillar, Inc.	4,978,029
34,150		CSX Corp.	2,206,432
46,600		Danaher Corp.	2,198,122
36,000		Deere & Co.	2,989,800
63,800		Emerson Electric Co.	3,647,446
26,550		FedEx Corp.	2,469,416
30,250		General Dynamics Corp.	2,146,540
903,650		General Electric Co.	16,527,740
64,900		Honeywell International, Inc.	3,450,084
38,550		Illinois Tool Works, Inc.	2,058,570
27,050		Lockheed Martin Corp.	1,891,066
32,400		Norfolk Southern Corp.	2,035,368
26,350		Northrop Grumman Corp.	1,706,953
31,950	L	Paccar, Inc.	1,834,569
12,400		Precision Castparts Corp.	1,726,204
33,350		Raytheon Co.	1,545,439
44,700		Tyco International Ltd.	1,852,368
42,750		Union Pacific Corp.	3,961,215
60,350		United Parcel Service, Inc. - Class B	4,380,203
78,900		United Technologies Corp.	6,211,008
42,300		Waste Management, Inc.	1,559,601
			80,776,281
		Information Technology: 19.2%
51,700		Accenture PLC	2,506,932
45,300		Activision Blizzard, Inc.	563,532
46,150	@	Adobe Systems, Inc.	1,420,497

77,100	@	Apple, Inc.	24,869,376
117,600		Applied Materials, Inc.	1,652,280
44,000		Automatic Data Processing, Inc.	2,036,320
43,400		Broadcom Corp.	1,890,070
483,400	@	Cisco Systems, Inc.	9,779,182
26,200	@	Cognizant Technology Solutions Corp.	1,920,198
132,050		Corning, Inc.	2,551,206
148,900	@	Dell, Inc.	2,017,595
97,400	@	eBay, Inc.	2,710,642
174,050	@, L	EMC Corp.	3,985,745
20,700	@	Google, Inc. - Class A	12,295,179
198,500		Hewlett-Packard Co.	8,356,850
470,900		Intel Corp.	9,903,027
108,550		International Business Machines Corp.	15,930,798
46,100	@	Juniper Networks, Inc.	1,702,012
8,450		Mastercard, Inc.	1,893,730
648,280		Microsoft Corp.	18,099,978
203,400	@	Motorola, Inc.	1,844,838
322,445		Oracle Corp.	10,092,529
138,900		Qualcomm, Inc.	6,874,161
69,900	@, L	Symantec Corp.	1,170,126
103,400		Texas Instruments, Inc.	3,360,500
39,550		Visa, Inc.	2,783,529
6,400	@, L	VMware, Inc.	569,024
121,250	@	Yahoo!, Inc.	2,016,388
			154,796,244
		Materials: 3.2%
18,600		Air Products & Chemicals, Inc.	1,691,670
89,450		Alcoa, Inc.	1,376,636
97,800		Dow Chemical Co.	3,338,892
76,750		EI Du Pont de Nemours & Co.	3,828,290
39,250		Freeport-McMoRan Copper & Gold, Inc.	4,713,533
46,200		Monsanto Co.	3,217,368
13,800		Mosaic Co.	1,053,768
40,250		Newmont Mining Corp.	2,472,558
27,600		Nucor Corp.	1,209,432
25,800		Praxair, Inc.	2,463,126
14,800		Southern Copper Corp.	721,352
			26,086,625
		Telecommunication Services: 3.3%
35,300	@	American Tower Corp.	1,822,892
500,100		AT&T, Inc.	14,692,938
257,787	@, L	Sprint Nextel Corp.	1,090,439
239,350		Verizon Communications, Inc.	8,563,943
			26,170,212
		Utilities: 2.1%
41,900		American Electric Power Co., Inc.	1,507,562
52,250		Dominion Resources, Inc.	2,232,120
114,950		Duke Energy Corp.	2,047,260
16,600		Entergy Corp.	1,175,778
55,900		Exelon Corp.	2,327,676
36,350		NextEra Energy, Inc.	1,889,837
32,600		Pacific Gas & Electric Co.	1,559,584
44,250		Public Service Enterprise Group, Inc.	1,407,593
69,850		Southern Co.	2,670,366
			16,817,776
		Total Common Stock (Cost $546,153,597)	771,214,997

REAL ESTATE INVESTMENT TRUSTS: 0.4%
		Financials: 0.4%
12,300	L	Public Storage, Inc.	1,247,466
24,762		Simon Property Group, Inc.	2,463,571

		Total Real Estate Investment Trusts (Cost $2,494,032)	3,711,037

		Total Long-Term Investments (Cost $548,647,629)	774,926,034

SHORT-TERM INVESTMENTS: 4.7%
		Mutual Funds: 3.5%
27,794,000		Blackrock Liquidity Funds TempFund Portfolio - Class I	27,794,000

		Total Mutual Funds (Cost $27,794,000)	27,794,000

		Securities Lending Collateral(cc): 1.2%
9,158,429		BNY Mellon Overnight Government Fund (1)	9,158,429
522,936	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)	418,349

Total Securities Lending Collateral (Cost $9,681,365)		9,576,778

Total Short-Term Investments (Cost $37,475,365)		37,370,778

Total Investments in Securities (Cost $586,122,994) *	100.9%	$812,296,812
Other Assets and Liabilities - Net	(0.9)	(6,952,748)
Net Assets	100.0%	$805,344,064

@	Non-income producing security
(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L

Loaned security, a portion or all of the security is on loan at December 31, 2010. All or a portion of this security has been identified by the Fund to cover future collateral requirements for applicable futures, options, swaps, foreign currency contracts and/or when-issued or delayed-delivery securities.

PORTFOLIO OF INVESTMENTS
ING RussellTM Large Cap Value Index Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 99.0%
		Consumer Discretionary: 6.2%
5,500		Carnival Corp.	$253,605
56,750		Comcast Corp. — Class A	1,246,798
1,000		Gap, Inc.	22,140
835		Johnson Controls, Inc.	31,897
1,650	@	Kohl’s Corp.	89,661
7,000		Lowe’s Cos., Inc.	175,560
36,500		News Corp. - Class A	531,440
1,200		Omnicom Group	54,960
5,100		Thomson Reuters Corp.	190,077
7,226		Time Warner Cable, Inc.	477,133
18,248		Time Warner, Inc.	587,038
9,800		Viacom - Class B	388,178
39,505		Walt Disney Co.	1,481,833
			5,530,320
		Consumer Staples: 11.2%
17,600		Altria Group, Inc.	433,312
12,950		Archer-Daniels-Midland Co.	389,536
10,795		Coca-Cola Co.	709,987
1,600		Colgate-Palmolive Co.	128,592
24,335		CVS Caremark Corp.	846,128
5,460		General Mills, Inc.	194,321
600		Kellogg Co.	30,648
1,750		Kimberly-Clark Corp.	110,320
32,400		Kraft Foods, Inc.	1,020,924
12,300		Kroger Co.	275,028
13,800		PepsiCo, Inc.	901,554
5,900		Philip Morris International, Inc.	345,327
54,585		Procter & Gamble Co.	3,511,453
6,700		Reynolds American, Inc.	218,554
1,800		Walgreen Co.	70,128
15,500		Wal-Mart Stores, Inc.	835,915
			10,021,727
		Energy: 13.0%
9,985		Anadarko Petroleum Corp.	760,458
7,660		Apache Corp.	913,302
6,300		Baker Hughes, Inc.	360,171
13,050		Chesapeake Energy Corp.	338,126
38,285		Chevron Corp.	3,493,506
18,500		ConocoPhillips	1,259,850
9,010		Devon Energy Corp.	707,375
8,318		ExxonMobil Corp.	608,212
5,890		Hess Corp.	450,821
10,450		Marathon Oil Corp.	386,964
8,400		National Oilwell Varco, Inc.	564,900
13,030		Occidental Petroleum Corp.	1,278,243
3,300		Schlumberger Ltd.	275,550
6,920		Williams Cos., Inc.	171,062
			11,568,540
		Financials: 26.4%
5,800		ACE Ltd.	361,050
500		Aflac, Inc.	28,215
10,900		Allstate Corp.	347,492
202,293		Bank of America Corp.	2,698,589
24,400		Bank of New York Mellon Corp.	736,880
13,940		BB&T Corp.	366,483
34,900	@	Berkshire Hathaway, Inc.	2,795,839
1,150		Blackrock, Inc.	219,167
9,200		Capital One Financial Corp.	391,552
6,300		Chubb Corp.	375,732
426,550	@	Citigroup, Inc.	2,017,582
1,350		CME Group, Inc.	434,363
10,400		Goldman Sachs Group, Inc.	1,748,864
80,150		JPMorgan Chase & Co.	3,399,963
6,400		Loews Corp.	249,024
8,700		Metlife, Inc.	386,628
20,215		Morgan Stanley	550,050
2,900		Northern Trust Corp.	160,689
10,650		PNC Financial Services Group, Inc.	646,668
9,380		Prudential Financial, Inc.	550,700

10,120		State Street Corp.	468,961
8,545		Travelers Cos., Inc.	476,042
38,610		US Bancorp.	1,041,312
98,146		Wells Fargo & Co.	3,041,545
			23,493,390
		Health Care: 15.8%
3,000		Abbott Laboratories	143,730
8,530		Aetna, Inc.	260,250
19,300	@	Amgen, Inc.	1,059,570
2,000		Baxter International, Inc.	101,240
5,100	@	Biogen Idec, Inc.	341,955
34,650		Bristol-Myers Squibb Co.	917,532
4,830		Cardinal Health, Inc.	185,037
15,800		Eli Lilly & Co.	553,632
1,300	@	Genzyme Corp.	92,560
47,250		Johnson & Johnson	2,922,413
3,060		McKesson Corp.	215,363
5,100		Medtronic, Inc.	189,159
62,900		Merck & Co., Inc.	2,266,916
162,607		Pfizer, Inc.	2,847,249
8,250	@	Thermo Fisher Scientific, Inc.	456,720
22,900		UnitedHealth Group, Inc.	826,919
8,270	@	WellPoint, Inc.	470,232
4,100	@	Zimmer Holdings, Inc.	220,088
			14,070,565
		Industrials: 8.4%
2,850		Boeing Co.	185,991
7,780		CSX Corp.	502,666
800		Danaher Corp.	37,736
450		Deere & Co.	37,373
2,250		FedEx Corp.	209,273
7,000		General Dynamics Corp.	496,720
165,305		General Electric Co.	3,023,428
1,400		Lockheed Martin Corp.	97,874
7,475		Norfolk Southern Corp.	469,580
6,100		Northrop Grumman Corp.	395,158
7,650		Raytheon Co.	354,501
8,800		Tyco International Ltd.	364,672
8,890		Union Pacific Corp.	823,747
1,685		United Technologies Corp.	132,643
9,750		Waste Management, Inc.	359,483
			7,490,845
		Information Technology: 5.1%
7,650		Activision Blizzard, Inc.	95,166
27,565		Corning, Inc.	532,556
14,350	@	eBay, Inc.	399,361
35,400		Intel Corp.	744,462
51,100		Microsoft Corp.	1,426,712
46,900	@	Motorola, Inc.	425,383
14,600	@	Symantec Corp.	244,404
13,400		Texas Instruments, Inc.	435,500
16,200	@	Yahoo!, Inc.	269,406
			4,572,950
		Materials: 2.0%
17,600		Alcoa, Inc.	270,864
23,260		Dow Chemical Co.	794,096
11,960		EI Du Pont de Nemours & Co.	596,565
3,550		Nucor Corp.	155,561
			1,817,086
		Telecommunication Services: 6.5%
119,100		AT&T, Inc.	3,499,151
59,350	@	Sprint Nextel Corp.	251,051
56,995		Verizon Communications, Inc.	2,039,281
			5,789,483
		Utilities: 4.4%
9,690		American Electric Power Co., Inc.	348,646
12,050		Dominion Resources, Inc.	514,776
26,500		Duke Energy Corp.	471,965
3,750		Entergy Corp.	265,613
13,315		Exelon Corp.	554,437
8,300		NextEra Energy, Inc.	431,517
7,540		Pacific Gas & Electric Co.	360,714
10,210		Public Service Enterprise Group, Inc.	324,780
16,600		Southern Co.	634,618
			3,907,066
		Total Common Stock (Cost $65,122,209)	88,261,972

REAL ESTATE INVESTMENT TRUSTS: 0.3%
	Financials: 0.3%
300	Public Storage, Inc.		30,426
1,858	Simon Property Group, Inc.		184,852

	Total Real Estate Investment Trusts (Cost $115,312)		215,278

	Total Long-Term Investments (Cost $65,237,521)		88,477,250

SHORT-TERM INVESTMENTS: 0.6%
	Mutual Funds: 0.6%
532,000	Blackrock Liquidity Funds TempFund Portfolio - Class I		532,000

	Total Short-Term Investments (Cost $532,000)		532,000

	Total Investments in Securities (Cost $65,769,521) *	99.9%	$89,009,250
	Other Assets and Liabilities - Net	0.1	108,738
	Net Assets	100.0%	$89,117,988

@	Non-income producing security

PORTFOLIO OF INVESTMENTS
ING RussellTM Mid Cap Growth Index Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 92.7%
		Consumer Discretionary: 18.9%
7,100		Aaron’s, Inc.	$144,769
11,740		Abercrombie & Fitch Co.	676,576
14,700		Advance Auto Parts, Inc.	972,405
16,310	@	Aeropostale, Inc.	401,878
8,980		American Eagle Outfitters	131,377
21,700	@	Apollo Group, Inc. - Class A	856,933
5,100		Autoliv, Inc.	402,594
4,280	@, L	Autonation, Inc.	120,696
4,640	@	Autozone, Inc.	1,264,818
9,600	@	Bally Technologies, Inc.	405,024
44,180	@	Bed Bath & Beyond, Inc.	2,171,447
14,160	@	Big Lots, Inc.	431,314
18,240	@	BorgWarner, Inc.	1,319,846
15,600		Brinker International, Inc.	325,728
11,440	@, L	Career Education Corp.	237,151
37,500	@	Carmax, Inc.	1,195,500
14,100		CBS Corp. - Class B	268,605
31,140		Chico’s FAS, Inc.	374,614
5,320	@	Chipotle Mexican Grill, Inc.	1,131,351
340		Choice Hotels International, Inc.	13,012
51,140		Coach, Inc.	2,828,553
23,540		Darden Restaurants, Inc.	1,093,198
11,140		DeVry, Inc.	534,497
15,660	@	Dick’s Sporting Goods, Inc.	587,250
34,800	@	Discovery Communications, Inc. - Class A	1,451,160
12,200	@	Dollar General Corp.	374,174
21,330	@	Dollar Tree, Inc.	1,196,186
12,900	@	DreamWorks Animation SKG, Inc.	380,163
4,200	@, L	Education Management Corp.	76,020
14,780		Expedia, Inc.	370,830
22,660		Family Dollar Stores, Inc.	1,126,429
820	@	Federal Mogul Corp.	16,933
3,200		Fortune Brands, Inc.	192,800
9,200	@	Fossil, Inc.	648,416
1,180	L	Garmin Ltd.	36,568
24,320		Gentex Corp.	718,899
42,400	@	Goodyear Tire & Rubber Co.	502,440
11,280		Guess ?, Inc.	533,770
23,760		H&R Block, Inc.	282,982
16,640	@	Hanesbrands, Inc.	422,656
39,500		Harley-Davidson, Inc.	1,369,465
5,780	@	Harman International Industries, Inc.	267,614
21,920		Hasbro, Inc.	1,034,186
10,900		Hillenbrand, Inc.	226,829
50,020		International Game Technology	884,854
1,800		International Speedway Corp.	47,106
82,000	@	Interpublic Group of Cos., Inc.	870,840
5,990	@	ITT Educational Services, Inc.	381,503
9,600	@	J Crew Group, Inc.	414,144
13,400		JC Penney Co., Inc.	432,954
7,280		John Wiley & Sons, Inc.	329,347
2,100	@	Lamar Advertising Co.	83,664
2,400	@	Lear Corp.	236,904
15,280		Leggett & Platt, Inc.	347,773
44,820		Limited Brands, Inc.	1,377,319
24,960	@	LKQ Corp.	567,091
7,300		Macy’s, Inc.	184,690
3,400	@	Madison Square Garden, Inc.	87,652
45,520		Marriott International, Inc.	1,890,901
35,460		Mattel, Inc.	901,748
37,120		McGraw-Hill Cos., Inc.	1,351,539
2,700		Meredith Corp.	93,555
7,680	@, L	MGM Resorts International	114,048
1,200	@	Mohawk Industries, Inc.	68,112
3,860		Morningstar, Inc.	204,889
6,920	@	NetFlix, Inc.	1,215,844
28,020		Nordstrom, Inc.	1,187,488
1,040	@	NVR, Inc.	718,661
4,860	@	Office Depot, Inc.	26,244
23,140	@	O’Reilly Automotive, Inc.	1,398,119
5,380	@	Panera Bread Co.	544,510
19,800		Petsmart, Inc.	788,436
9,840		Phillips-Van Heusen	620,018

9,360		Polo Ralph Lauren Corp.	1,038,211
7,960	@	Priceline.com, Inc.	3,180,418
3,260		Regal Entertainment Group	38,272
20,560		Ross Stores, Inc.	1,300,420
8,920	@	Royal Caribbean Cruises Ltd.	419,240
15,640		Scripps Networks Interactive - Class A	809,370
651,600	@	Sirius XM Radio, Inc.	1,068,624
31,820		Starwood Hotels & Resorts Worldwide, Inc.	1,934,020
2,380	L	Strayer Education, Inc.	362,284
12,600	@	Tempur-Pedic International, Inc.	504,756
5,820		Thor Industries, Inc.	197,647
21,240		Tiffany & Co.	1,322,615
12,600		Tractor Supply Co.	610,974
9,260	@, L	TRW Automotive Holdings Corp.	488,002
11,000		Tupperware Corp.	524,370
20,460	@	Urban Outfitters, Inc.	732,673
5,820		Weight Watchers International, Inc.	218,192
22,080		Wendy’s/Arby’s Group, Inc. - Class A	102,010
5,600		Whirlpool Corp.	497,448
16,760		Williams-Sonoma, Inc.	598,164
10,140	@	WMS Industries, Inc.	458,734
12,700		Wynn Resorts Ltd.	1,318,768
			64,212,821
		Consumer Staples: 4.8%
3,340		Alberto-Culver Co.	123,714
71,820		Avon Products, Inc.	2,087,089
740	@	BJ’s Wholesale Club, Inc.	35,446
13,400		Brown-Forman Corp.	932,908
18,440		Campbell Soup Co.	640,790
11,880		Church & Dwight Co., Inc.	819,958
22,260		Clorox Co.	1,408,613
34,080		Coca-Cola Enterprises, Inc.	853,022
7,800		ConAgra Foods, Inc.	176,124
13,100		Dr Pepper Snapple Group, Inc.	460,596
18,480		Estee Lauder Cos., Inc.	1,491,336
4,940		Flowers Foods, Inc.	132,935
19,280	@	Green Mountain Coffee Roasters, Inc.	633,541
9,760	@	Hansen Natural Corp.	510,253
10,480		Herbalife Ltd.	716,518
15,020		Hershey Co.	708,193
21,740		HJ Heinz Co.	1,075,260
11,540		McCormick & Co., Inc.	536,956
4,880		Mead Johnson Nutrition Co.	303,780
79,060		Sara Lee Corp.	1,384,341
23,500	@	Whole Foods Market, Inc.	1,188,865
			16,220,238
		Energy: 5.7%
2,770	@	Alpha Natural Resources, Inc.	166,283
20,000		Arch Coal, Inc.	701,200
10,000	@	Atlas Energy, Inc.	439,700
2,000	@	Atwood Oceanics, Inc.	74,740
23,360	@	Cameron International Corp.	1,185,053
14,100		Cimarex Energy Co.	1,248,273
16,900	@	Concho Resources, Inc.	1,481,623
18,100		Consol Energy, Inc.	882,194
4,840	@	Continental Resources, Inc.	284,834
7,800	@, L	Core Laboratories NV	694,590
3,860	L	Diamond Offshore Drilling	258,118
12,960	@	Dresser-Rand Group, Inc.	551,966
22,560		El Paso Corp.	310,426
23,220		EQT Corp.	1,041,185
25,580		EXCO Resources, Inc.	496,764
1,100	@	Exterran Holdings, Inc.	26,345
20,340	@	FMC Technologies, Inc.	1,808,429
12,600	@	Forest Oil Corp.	478,422
7,400	L	Frontline Ltd.	187,738
5,300		Holly Corp.	216,081
31,880	@	McDermott International, Inc.	659,597
3,900		Murphy Oil Corp.	290,745
19,900	@	Nabors Industries Ltd.	466,854
600	@	Oil States International, Inc.	38,454
37,440	@	PetroHawk Energy Corp.	683,280
12,140	@	Pride International, Inc.	400,620
1,320	@	Quicksilver Resources, Inc.	19,457
26,740		Range Resources Corp.	1,202,765
2,540	@	Rowan Cos., Inc.	88,671
36,800	@	SandRidge Energy, Inc.	269,376
7,500		SM Energy Co.	441,975
1,000	@	Superior Energy Services	34,990
25,500	@	Ultra Petroleum Corp.	1,218,135
50,000	@	Weatherford International Ltd.	1,140,000
600	@	Whiting Petroleum Corp.	70,314
			19,559,197

		Financials: 5.4%
8,180	@	Affiliated Managers Group, Inc.	811,620
9,020		Ameriprise Financial, Inc.	519,101
9,924		AON Corp.	456,603
500	@	Arch Capital Group Ltd.	44,025
4,540		Arthur J. Gallagher & Co.	132,023
6,240		Axis Capital Holdings Ltd.	223,891
2,700		Bank of Hawaii Corp.	127,467
10,560		Brown & Brown, Inc.	252,806
498		Capitol Federal Financial, Inc.	5,931
47,820	@	CB Richard Ellis Group, Inc.	979,354
20,560		Eaton Vance Corp.	621,529
820		Endurance Specialty Holdings Ltd.	37,777
3,580		Erie Indemnity Co.	234,383
10,560	L	Federated Investors, Inc.	276,355
15,780	@	Genworth Financial, Inc.	207,349
5,100		Greenhill & Co., Inc.	416,568
6,500		Hartford Financial Services Group, Inc.	172,185
3,471	@	Howard Hughes Corp.	188,892
6,960		Hudson City Bancorp., Inc.	88,670
1,800	@	Interactive Brokers Group, Inc.	32,076
12,420	@	IntercontinentalExchange, Inc.	1,479,843
23,040	@	Invesco Ltd.	554,342
2,900		Janus Capital Group, Inc.	37,613
7,300		Jones Lang LaSalle, Inc.	612,616
16,100		Lazard Ltd.	635,789
83,700		Marsh & McLennan Cos., Inc.	2,288,358
34,380		Moody’s Corp.	912,445
19,220	@	MSCI, Inc. - Class A	748,811
2,360	@	Nasdaq Stock Market, Inc.	55,956
9,880		NYSE Euronext	296,202
26,100		SEI Investments Co.	620,919
14,560	@, L	St Joe Co.	318,136
43,500		T. Rowe Price Group, Inc.	2,807,490
40,640		TD Ameritrade Holding Corp.	771,754
1,600	@	Validus Holdings Ltd.	48,976
15,040		Waddell & Reed Financial, Inc.	530,762
			18,548,617
		Health Care: 12.2%
58,360	@	Agilent Technologies, Inc.	2,417,855
4,320	@	Alere, Inc.	158,112
15,040	@	Alexion Pharmaceuticals, Inc.	1,211,472
20,040	@	Allscripts Healthcare Solutions, Inc.	386,171
47,360		AmerisourceBergen Corp.	1,615,923
25,020	@	Amylin Pharmaceuticals, Inc.	368,044
17,720	@	BioMarin Pharmaceuticals, Inc.	477,200
2,000	@	Brookdale Senior Living, Inc.	42,820
6,900	@	CareFusion Corp.	177,330
11,560	@	Cerner Corp.	1,095,194
2,720	@	Charles River Laboratories International, Inc.	96,669
11,480	@	Community Health Systems, Inc.	429,008
1,500		Cooper Cos., Inc.	84,510
11,240	@	Covance, Inc.	577,848
15,960		CR Bard, Inc.	1,464,649
17,420	@	DaVita, Inc.	1,210,516
23,420	@	Dendreon Corp.	817,826
24,580		Densply International, Inc.	839,899
19,040	@	Edwards Lifesciences Corp.	1,539,194
4,600	@	Emdeon, Inc.	62,284
5,200	@	Emergency Medical Services Corp.	335,972
8,640	@	Gen-Probe, Inc.	504,144
43,720	@	Health Management Associates, Inc.	417,089
15,300	@	Henry Schein, Inc.	939,267
9,320		Hill-Rom Holdings, Inc.	366,928
27,780	@	Hospira, Inc.	1,547,068
31,400	@	Human Genome Sciences, Inc.	750,146
10,040	@, L	Idexx Laboratories, Inc.	694,969
20,380	@, L	Illumina, Inc.	1,290,869
6,580	@	Intuitive Surgical, Inc.	1,695,995
920	@	Kinetic Concepts, Inc.	38,530
17,540	@	Laboratory Corp. of America Holdings	1,542,117
21,720	@	Life Technologies Corp.	1,205,460
17,360		Lincare Holdings, Inc.	465,769
7,740	@	Mednax, Inc.	520,825
5,620	@	Mettler Toledo International, Inc.	849,800
60,000	@	Mylan Laboratories	1,267,800
17,100	@	Myriad Genetics, Inc.	390,564
2,060		Omnicare, Inc.	52,303
17,800		Patterson Cos., Inc.	545,214

9,320		PerkinElmer, Inc.	240,642
13,520		Perrigo Co.	856,222
18,420		Pharmaceutical Product Development, Inc.	499,919
21,680		Quest Diagnostics	1,170,070
11,300	@	Regeneron Pharmaceuticals, Inc.	370,979
25,360	@	Resmed, Inc.	878,470
10,600	@	SXC Health Solutions Corp.	454,316
8,900	@	Talecris Biotherapeutics Holdings Corp.	207,370
6,520		Techne Corp.	428,168
1,100		Teleflex, Inc.	59,191
61,060	@	Tenet Healthcare Corp.	408,491
10,000	@	Thoratec Corp.	283,200
8,660	@	United Therapeutics Corp.	547,485
1,100		Universal Health Services, Inc.	47,762
20,740	@	Varian Medical Systems, Inc.	1,436,867
15,020	@	VCA Antech, Inc.	349,816
33,940	@	Vertex Pharmaceuticals, Inc.	1,188,918
15,700	@	Warner Chilcott PLC	354,192
15,540	@	Waters Corp.	1,207,613
			41,483,044
		Industrials: 15.1%
5,410	@	Aecom Technology Corp.	151,318
5,380	@	Alliant Techsystems, Inc.	400,433
26,700		Ametek, Inc.	1,047,975
18,760	@	AMR Corp.	146,140
280	@	Armstrong World Industries, Inc.	12,040
1,060		Avery Dennison Corp.	44,880
15,940	@	Babcock & Wilcox Co.	407,905
12,600		Bucyrus International, Inc.	1,126,440
720		Carlisle Cos., Inc.	28,613
27,840		CH Robinson Worldwide, Inc.	2,232,490
7,100	@	Chicago Bridge & Iron Co. NV	233,590
800	@	CNH Global NV	38,192
740		Con-way, Inc.	27,062
28,100	@	Cooper Industries PLC	1,637,949
3,440		Copa Holdings S.A.	202,410
12,580	@	Copart, Inc.	469,863
3,520	@	Corrections Corp. of America	88,211
1,300	@	Covanta Holding Corp.	22,347
33,680		Cummins, Inc.	3,705,137
132,480	@	Delta Airlines, Inc.	1,669,248
13,460		Donaldson Co., Inc.	784,449
19,760		Dover Corp.	1,154,972
8,780		Dun & Bradstreet Corp.	720,750
7,600		Eaton Corp.	771,476
35,720		Expeditors International Washington, Inc.	1,950,312
22,240	L	Fastenal Co.	1,332,398
8,000		Flowserve Corp.	953,760
1,840		Fluor Corp.	121,918
6,580	@	FTI Consulting, Inc.	245,302
8,600		Gardner Denver, Inc.	591,852
2,200		GATX Corp.	77,616
3,300	@	General Cable Corp.	115,797
6,120		Goodrich Corp.	538,988
10,600		Graco, Inc.	418,170
1,060		Harsco Corp.	30,019
28,800	@	Hertz Global Holdings, Inc.	417,312
4,220		Hubbell, Inc.	253,749
11,700		IDEX Corp.	457,704
8,500	@	IHS, Inc.	683,315
30,600		Iron Mountain, Inc.	765,306
13,140	@	Jacobs Engineering Group, Inc.	602,469
15,960		JB Hunt Transport Services, Inc.	651,328
17,240		Joy Global, Inc.	1,495,570
10,560	@	Kansas City Southern	505,402
700	@	KAR Holdings, Inc.	9,660
1,600		KBR, Inc.	48,752
10,700		Kennametal, Inc.	422,222
640	@	Kirby Corp.	28,192
8,780		Landstar System, Inc.	359,453
8,160		Lennox International, Inc.	385,886
7,400		Lincoln Electric Holdings, Inc.	482,998
22,900		Manitowoc Co., Inc.	300,219
18,760		Masco Corp.	237,502
7,580		MSC Industrial Direct Co.	490,350
12,420	@	Navistar International Corp.	719,242
15,700	@	Oshkosh Truck Corp.	553,268
11,100	@	Owens Corning, Inc.	345,765
19,600		Pall Corp.	971,768
8,000		Parker Hannifin Corp.	690,400
9,000		Pentair, Inc.	328,590

25,900		Pitney Bowes, Inc.	626,262
5,600		Regal-Beloit Corp.	373,856
17,000		Republic Services, Inc.	507,620
26,220		Robert Half International, Inc.	802,332
23,960		Rockwell Automation, Inc.	1,718,172
13,900		Rockwell Collins, Inc.	809,814
15,740		Roper Industries, Inc.	1,203,008
1,900		RR Donnelley & Sons Co.	33,193
4,900		Ryder System, Inc.	257,936
8,520	@	Shaw Group, Inc.	291,640
17,320		Southwest Airlines Co.	224,814
2,800	@	Spirit Aerosystems Holdings, Inc.	58,268
1,700		SPX Corp.	121,533
14,220	@	Stericycle, Inc.	1,150,682
24,600		Textron, Inc.	581,544
1,620	@	Thomas & Betts Corp.	78,246
11,100		Timken Co.	529,803
5,900		Toro Co.	363,676
1,100		Towers Watson & Co.	57,266
8,560	@	TransDigm Group, Inc.	616,406
47,593	@	United Continental Holdings, Inc.	1,133,665
4,800	@, L	USG Corp.	80,784
14,880		UTI Worldwide, Inc.	315,456
3,860		Valmont Industries, Inc.	342,498
18,000	@	Verisk Analytics, Inc.	613,440
11,260	@	WABCO Holdings, Inc.	686,072
1,300		Wabtec Corp.	68,757
16,110		Waste Connections, Inc.	443,508
2,400	@	Wesco International, Inc.	126,720
10,380		WW Grainger, Inc.	1,433,582
			51,356,997
		Information Technology: 22.0%
40,120	@	Advanced Micro Devices, Inc.	328,182
29,940	@	Akamai Technologies, Inc.	1,408,677
9,280	@, L	Alliance Data Systems Corp.	659,158
50,560		Altera Corp.	1,798,925
10,080	@	Amdocs Ltd.	276,898
29,140		Amphenol Corp.	1,538,009
50,000		Analog Devices, Inc.	1,883,500
15,760	@	Ansys, Inc.	820,623
2,280	@	Arrow Electronics, Inc.	78,090
12,200	@	Atheros Communications, Inc.	438,224
71,900	@	Atmel Corp.	885,808
38,420	@	Autodesk, Inc.	1,467,644
18,500		Avago Technologies Ltd.	526,695
680		AVX Corp.	10,492
30,440	@	BMC Software, Inc.	1,434,942
21,680		Broadridge Financial Solutions ADR	475,442
53,100		CA, Inc.	1,297,764
47,120	@	Cadence Design Systems, Inc.	389,211
16,120	@, L	Ciena Corp.	339,326
31,180	@	Citrix Systems, Inc.	2,133,024
22,200	@	Compuware Corp.	259,074
18,040	@	Cree, Inc.	1,188,656
28,620	@	Cypress Semiconductor Corp.	531,760
2,500		Diebold, Inc.	80,125
9,320	@	Dolby Laboratories, Inc.	621,644
6,220		DST Systems, Inc.	275,857
51,940	@	Electronic Arts, Inc.	850,777
7,580	@	Equinix, Inc.	615,951
13,480	@	F5 Networks, Inc.	1,754,557
8,140		Factset Research Systems, Inc.	763,206
9,300	@, L	First Solar, Inc.	1,210,302
17,060	@	Fiserv, Inc.	999,034
25,680	@	Flir Systems, Inc.	763,980
12,800	@	Gartner, Inc.	424,960
11,520	@	Genpact Ltd.	175,104
14,280		Global Payments, Inc.	659,879
21,820		Harris Corp.	988,446
6,240	@	IAC/InterActiveCorp	179,088
16,000	@	Informatica Corp.	704,480
1,700	@	Ingram Micro, Inc.	32,453
7,340		Intersil Corp.	112,082
47,020	@	Intuit, Inc.	2,318,086
6,540	@	Itron, Inc.	362,643
22,220		Jabil Circuit, Inc.	446,400
37,640	@	JDS Uniphase Corp.	545,027
1,600		KLA-Tencor Corp.	61,824
21,180	@	Lam Research Corp.	1,096,700
16,580		Lender Processing Services, Inc.	489,442
37,540		Linear Technology Corp.	1,298,509

90,780	@	Marvell Technology Group Ltd.	1,683,969
50,680		Maxim Integrated Products	1,197,062
26,180	@	McAfee, Inc.	1,212,396
16,580	@	MEMC Electronic Materials, Inc.	186,691
30,900		Microchip Technology, Inc.	1,057,089
13,980	@	Micros Systems, Inc.	613,163
10,860	@	Monster Worldwide, Inc.	256,622
10,060		National Instruments Corp.	378,658
37,720		National Semiconductor Corp.	519,027
27,980	@	NCR Corp.	430,053
57,760	@	NetApp, Inc.	3,174,485
13,060	@	NeuStar, Inc.	340,213
14,820	@	Novellus Systems, Inc.	478,982
39,700	@	Nuance Communications, Inc.	721,746
95,920	@	Nvidia Corp.	1,477,168
75,020	@	ON Semiconductor Corp.	741,198
54,100		Paychex, Inc.	1,672,231
2,100	@	PMC - Sierra, Inc.	18,039
14,900	@	Polycom, Inc.	580,802
19,420	@	QLogic Corp.	330,528
18,260	@	Rambus, Inc.	373,965
31,645	@	Red Hat, Inc.	1,444,594
17,080	@	Rovi Corp.	1,059,131
51,860	@	SAIC, Inc.	822,500
19,240	@	Salesforce.com, Inc.	2,539,680
38,580	@	Sandisk Corp.	1,923,599
61,400	@	Seagate Technology, Inc.	922,842
7,978	@	Silicon Laboratories, Inc.	367,148
30,900	@	Skyworks Solutions, Inc.	884,667
12,200		Solera Holdings, Inc.	626,104
6,640	@, L	Sunpower Corp. - Class A	85,191
1,600	@	Synopsys, Inc.	43,056
27,940	@	Teradata Corp.	1,150,010
31,440	@	Teradyne, Inc.	441,418
21,180	@	Trimble Navigation Ltd.	845,717
13,000	@	Varian Semiconductor Equipment Associates, Inc.	480,610
30,580	@	VeriSign, Inc.	999,049
7,600	@	VistaPrint NV	349,600
9,372	@	WebMD Health Corp.	478,534
9,200	@	Western Digital Corp.	311,880
112,700		Western Union Co.	2,092,839
45,300		Xilinx, Inc.	1,312,794
5,720	@	Zebra Technologies Corp.	217,303
			74,843,033
		Materials: 6.5%
14,000		Airgas, Inc.	874,440
2,900		AK Steel Holding Corp.	47,473
15,280		Albemarle Corp.	852,318
16,500		Allegheny Technologies, Inc.	910,470
1,180		Ashland, Inc.	60,015
3,420		Ball Corp.	232,731
7,700		Carpenter Technology Corp.	309,848
26,280		Celanese Corp.	1,081,948
8,631		CF Industries Holdings, Inc.	1,166,480
22,760		Cliffs Natural Resources, Inc.	1,775,508
5,680		Compass Minerals International, Inc.	507,054
27,200	@	Crown Holdings, Inc.	907,936
7,640		Eagle Materials, Inc.	215,830
2,600		Eastman Chemical Co.	218,608
39,120		Ecolab, Inc.	1,972,430
8,660		FMC Corp.	691,847
13,840		International Flavors & Fragrances, Inc.	769,366
57,000		International Paper Co.	1,552,680
11,440		Lubrizol Corp.	1,222,707
7,900	L	Martin Marietta Materials, Inc.	728,696
22,580		Nalco Holding Co.	721,205
8,940	@	Owens-Illinois, Inc.	274,458
4,800		PPG Industries, Inc.	403,536
1,500		Reliance Steel & Aluminum Co.	76,650
1,280		Royal Gold, Inc.	69,926
11,320		RPM International, Inc.	250,172
820		Schnitzer Steel Industries, Inc.	54,440
7,980		Scotts Miracle-Gro Co.	405,145
9,520		Sherwin-Williams Co.	797,300
18,820		Sigma-Aldrich Corp.	1,252,659
3,500		Temple-Inland, Inc.	74,340
14,900	@	Titanium Metals Corp.	255,982
4,700	L	United States Steel Corp.	274,574
1,800		Valspar Corp.	62,064
7,400		Walter Industries, Inc.	946,016
			22,016,852

		Telecommunication Services: 1.8%
20,200	@, L	Clearwire Corp.		104,030
48,660	@	Crown Castle International Corp.		2,132,768
66,020		Frontier Communications Corp.		642,375
111,500	@	Level 3 Communications, Inc.		109,270
20,920	@	MetroPCS Communications, Inc.		264,220
22,180	@	NII Holdings, Inc.		990,559
19,660	@	SBA Communications Corp.		804,880
26,440	@	TW Telecom, Inc.		450,802
35,000		Windstream Corp.		487,900
				5,986,804
		Utilities: 0.3%
28,360	@	Calpine Corp.		378,322
7,680		ITC Holdings Corp.		476,006
1,740		Ormat Technologies, Inc.		51,469
				905,797
		Total Common Stock (Cost $217,419,894)		315,133,400

REAL ESTATE INVESTMENT TRUSTS: 1.2%
		Financials: 1.2%
2,700		AMB Property Corp.		85,617
10,100		Apartment Investment & Management Co.		260,984
13,820	L	Digital Realty Trust, Inc.		712,283
3,200		Equity Residential		166,240
2,000		Essex Property Trust, Inc.		228,440
6,440		Federal Realty Investment Trust		501,869
53,700		General Growth Properties, Inc.		831,276
12,080		Plum Creek Timber Co., Inc.		452,396
5,200		Prologis		75,088
4,200		Rayonier, Inc.		220,584
1,900		UDR, Inc.		44,688
7,400		Ventas, Inc.		388,352
2,500		Vornado Realty Trust		208,325

		Total Real Estate Investment Trusts (Cost $3,555,294)		4,176,142

		Total Long-Term Investments (Cost $220,975,188)		319,309,542

SHORT-TERM INVESTMENTS: 9.0%
		Mutual Funds: 6.5%
21,939,000		Blackrock Liquidity Funds TempFund Portfolio - Class I		21,939,000

		Total Mutual Funds (Cost $21,939,000)		21,939,000

		Securities Lending Collateral(cc): 2.5%
7,734,707		BNY Mellon Overnight Government Fund (1)		7,734,707
1,077,859	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		862,287

		Total Securities Lending Collateral (Cost $8,812,566)		8,596,994

		Total Short-Term Investments (Cost $30,751,566)		30,535,994

		Total Investments in Securities (Cost $251,726,754) *	102.9%	$349,845,536
		Other Assets and Liabilities - Net	(2.9)	(9,695,639)
		Net Assets	100.0%	$340,149,897

@	Non-income producing security
ADR	American Depositary Receipt
(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

PORTFOLIO OF INVESTMENTS
ING RussellTM Mid Cap Index Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 92.2%
		Consumer Discretionary: 15.0%
28,150		Aaron’s, Inc.	$573,979
34,350		Abercrombie & Fitch Co.	1,979,591
34,200		Advance Auto Parts, Inc.	2,262,330
36,350	‘@	Aeropostale, Inc.	895,664
81,350		American Eagle Outfitters	1,190,151
50,450	‘@	Apollo Group, Inc. - Class A	1,992,271
33,200		Autoliv, Inc.	2,620,808
28,250	‘@, L	Autonation, Inc.	796,650
10,850	‘@	Autozone, Inc.	2,957,602
21,500	‘@	Bally Technologies, Inc.	907,085
102,450	‘@	Bed Bath & Beyond, Inc.	5,035,418
31,600	‘@	Big Lots, Inc.	962,536
45,850	‘@	BorgWarner, Inc.	3,317,706
39,950		Brinker International, Inc.	834,156
91,600		Cablevision Systems Corp.	3,099,744
25,400	‘@, L	Career Education Corp.	526,542
87,000	‘@	Carmax, Inc.	2,773,560
264,600		CBS Corp. - Class B	5,040,630
14,700	‘@	Central European Media Enterprises Ltd.	299,145
69,400		Chico’s FAS, Inc.	834,882
12,300	‘@	Chipotle Mexican Grill, Inc.	2,615,718
10,800		Choice Hotels International, Inc.	413,316
15,750	‘@	Clear Channel Outdoor Holdings, Inc.	221,130
118,700		Coach, Inc.	6,565,297
108,400		D.R. Horton, Inc.	1,293,212
54,650		Darden Restaurants, Inc.	2,537,946
24,700		DeVry, Inc.	1,185,106
34,850	‘@	Dick’s Sporting Goods, Inc.	1,306,875
110,600	‘@	Discovery Communications, Inc. - Class A	4,612,020
77,900	‘@	Dish Network Corp.	1,531,514
27,200	‘@	Dollar General Corp.	834,224
51,750	‘@	Dollar Tree, Inc.	2,902,140
28,800	‘@	DreamWorks Animation SKG, Inc.	848,736
16,600	‘@, L	Education Management Corp.	300,460
79,750		Expedia, Inc.	2,000,928
52,550		Family Dollar Stores, Inc.	2,612,261
7,650	‘@	Federal Mogul Corp.	157,973
60,900		Foot Locker, Inc.	1,194,858
59,300		Fortune Brands, Inc.	3,572,825
20,500	‘@	Fossil, Inc.	1,444,840
59,450	‘@	GameStop Corp.	1,360,216
92,650		Gannett Co., Inc.	1,398,089
43,650	L	Garmin Ltd.	1,352,714
54,300		Gentex Corp.	1,605,108
61,850		Genuine Parts Co.	3,175,379
94,450	‘@	Goodyear Tire & Rubber Co.	1,119,233
25,100		Guess ?, Inc.	1,187,732
128,100		H&R Block, Inc.	1,525,671
37,200	‘@	Hanesbrands, Inc.	944,880
91,700		Harley-Davidson, Inc.	3,179,239
27,100	‘@	Harman International Industries, Inc.	1,254,730
50,750		Hasbro, Inc.	2,394,385
24,300		Hillenbrand, Inc.	505,683
16,900	‘@	Hyatt Hotels Corp.	773,344
116,000		International Game Technology	2,052,040
11,600		International Speedway Corp.	303,572
190,350	‘@	Interpublic Group of Cos., Inc.	2,021,517
13,450	‘@	ITT Educational Services, Inc.	856,631
21,400	‘@	J Crew Group, Inc.	923,196
35,800		Jarden Corp.	1,105,146
91,900		JC Penney Co., Inc.	2,969,289
17,450		John Wiley & Sons, Inc.	789,438
29,900		KB Home	403,351
22,400	‘@	Lamar Advertising Co.	892,416
18,200	‘@	Lear Corp.	1,796,522
57,650		Leggett & Platt, Inc.	1,312,114
61,950		Lennar Corp.	1,161,563
98,900	‘@, L	Liberty Global, Inc.	3,499,082
31,150	‘@	Liberty Media Corp. - Capital Shares A	1,948,744
232,400	‘@	Liberty Media Corp. - Interactive - Class A	3,664,948
20,000	‘@	Liberty Media Corp. - Starz	1,329,600
103,950		Limited Brands, Inc.	3,194,384
55,550	‘@	LKQ Corp.	1,262,096
164,150		Macy’s, Inc.	4,152,995
23,475	‘@	Madison Square Garden, Inc.	605,186
105,625		Marriott International, Inc.	4,387,663
141,950		Mattel, Inc.	3,609,789
122,750		McGraw-Hill Cos., Inc.	4,469,328
14,700		MDC Holdings, Inc.	422,919
13,950		Meredith Corp.	483,368
106,550	‘@, L	MGM Resorts International	1,582,268
21,800	‘@	Mohawk Industries, Inc.	1,237,368
8,600		Morningstar, Inc.	456,488
15,600	‘@	NetFlix, Inc.	2,740,920
52,700	‘@	New York Times Co.	516,460
108,200		Newell Rubbermaid, Inc.	1,967,076
65,050		Nordstrom, Inc.	2,756,819
2,320	‘@	NVR, Inc.	1,603,166
107,050	‘@	Office Depot, Inc.	578,070
53,750	‘@	O’Reilly Automotive, Inc.	3,247,575
11,950	‘@	Panera Bread Co.	1,209,460
26,400	‘@	Penn National Gaming, Inc.	927,960

46,050		Petsmart, Inc.	1,833,711
22,000		Phillips-Van Heusen	1,386,220
21,700		Polo Ralph Lauren Corp.	2,406,964
18,450	‘@	Priceline.com, Inc.	7,371,698
131,090	‘@	Pulte Homes, Inc.	985,797
48,750		RadioShack Corp.	901,388
31,400		Regal Entertainment Group	368,636
47,550		Ross Stores, Inc.	3,007,538
51,250	‘@	Royal Caribbean Cruises Ltd.	2,408,750
34,850		Scripps Networks Interactive - Class A	1,803,488
17,600	‘@, L	Sears Holding Corp.	1,298,000
99,200		Service Corp. International	818,400
33,250	‘@	Signet Jewelers Ltd.	1,443,050
1,512,100	‘@, L	Sirius XM Radio, Inc.	2,479,844
62,377		Stanley Black & Decker, Inc.	4,171,150
73,750		Starwood Hotels & Resorts Worldwide, Inc.	4,482,525
5,500	L	Strayer Education, Inc.	837,210
28,100	‘@	Tempur-Pedic International, Inc.	1,125,686
13,100		Thor Industries, Inc.	444,876
49,150		Tiffany & Co.	3,060,571
56,250	‘@	Toll Brothers, Inc.	1,068,750
28,200		Tractor Supply Co.	1,367,418
30,550	‘@	TRW Automotive Holdings Corp.	1,609,985
24,500		Tupperware Corp.	1,167,915
47,450	‘@	Urban Outfitters, Inc.	1,699,185
34,250		VF Corp.	2,951,665
129,200		Virgin Media, Inc.	3,519,408
2,320	L	Washington Post	1,019,640
13,000		Weight Watchers International, Inc.	487,370
128,100		Wendy’s/Arby’s Group, Inc. - Class A	591,822
29,200		Whirlpool Corp.	2,593,836
37,500		Williams-Sonoma, Inc.	1,338,375
22,600	‘@	WMS Industries, Inc.	1,022,424
69,950		Wyndham Worldwide Corp.	2,095,702
29,300		Wynn Resorts Ltd.	3,042,512
			235,480,268
		Consumer Staples: 5.9%
33,350		Alberto-Culver Co.	1,235,284
166,750		Avon Products, Inc.	4,845,755
20,900	‘@	BJ’s Wholesale Club, Inc.	1,001,110
41,312		Brown-Forman Corp.	2,876,141
56,050	‘@	Bunge Ltd.	3,672,396
71,500		Campbell Soup Co.	2,484,625
27,550	‘@	Central European Distribution Corp.	630,895
27,650		Church & Dwight Co., Inc.	1,908,403
54,750		Clorox Co.	3,464,580
124,000		Coca-Cola Enterprises, Inc.	3,103,720
173,300		ConAgra Foods, Inc.	3,913,114
71,350	‘@	Constellation Brands, Inc.	1,580,403
29,300		Corn Products International, Inc.	1,347,800
70,650	‘@	Dean Foods Co.	624,546
77,250		Del Monte Foods Co.	1,452,300
95,650		Dr Pepper Snapple Group, Inc.	3,363,054
27,300	‘@	Energizer Holdings, Inc.	1,990,170
42,950		Estee Lauder Cos., Inc.	3,466,065
29,600		Flowers Foods, Inc.	796,536
43,000	‘@	Green Mountain Coffee Roasters, Inc.	1,412,980
25,700	‘@	Hansen Natural Corp.	1,343,596
23,300		Herbalife Ltd.	1,593,021
59,800		Hershey Co.	2,819,570
123,000		HJ Heinz Co.	6,083,580
26,900		Hormel Foods Corp.	1,378,894
46,350		JM Smucker Co.	3,042,878
59,450		Lorillard, Inc.	4,878,467
51,550		McCormick & Co., Inc.	2,398,622
79,600		Mead Johnson Nutrition Co.	4,955,100
51,250		Molson Coors Brewing Co.	2,572,238
21,300	‘@	Ralcorp Holdings, Inc.	1,384,713
151,200		Safeway, Inc.	3,400,488
257,250		Sara Lee Corp.	4,504,448
53,550	‘@	Smithfield Foods, Inc.	1,104,737
82,550		Supervalu, Inc.	794,957
116,100		Tyson Foods, Inc.	1,999,242
54,450	‘@	Whole Foods Market, Inc.	2,754,626
			92,179,054
		Energy: 8.6%
47,091	‘@	Alpha Natural Resources, Inc.	2,826,873
63,200		Arch Coal, Inc.	2,215,792
30,500	‘@	Atlas Energy, Inc.	1,341,085
21,800	‘@	Atwood Oceanics, Inc.	814,666
40,450		Cabot Oil & Gas Corp.	1,531,033
95,000	‘@	Cameron International Corp.	4,819,350
32,650		Cimarex Energy Co.	2,890,505
28,500	‘@	Cobalt International Energy, Inc.	347,985
18,400	‘@	Comstock Resources, Inc.	451,904
37,400	‘@	Concho Resources, Inc.	3,278,858
87,850		Consol Energy, Inc.	4,281,809
12,000	‘@	Continental Resources, Inc.	706,200
17,300	‘@	Core Laboratories NV	1,540,565
155,325	‘@	Denbury Resources, Inc.	2,965,154
26,800		Diamond Offshore Drilling	1,792,116
32,050	‘@	Dresser-Rand Group, Inc.	1,365,010
273,800		El Paso Corp.	3,767,488
57,850		EQT Corp.	2,593,994
57,100		EXCO Resources, Inc.	1,108,882
24,500	‘@	Exterran Holdings, Inc.	586,775
47,250	‘@	FMC Technologies, Inc.	4,200,998
43,700	‘@	Forest Oil Corp.	1,659,289
41,150	‘@	Frontier Oil Corp.	741,112

20,050		Frontline Ltd.	508,669
36,550		Helmerich & Payne, Inc.	1,771,944
17,250		Holly Corp.	703,283
40,000		Massey Energy Co.	2,146,000
89,950	‘@	McDermott International, Inc.	1,861,066
74,450		Murphy Oil Corp.	5,550,248
110,900	‘@	Nabors Industries Ltd.	2,601,714
51,850	‘@	Newfield Exploration Co.	3,738,904
67,950		Noble Energy, Inc.	5,849,136
21,400	‘@	Oceaneering International, Inc.	1,575,682
19,550	‘@	Oil States International, Inc.	1,252,960
59,900		Patterson-UTI Energy, Inc.	1,290,845
104,600		Peabody Energy Corp.	6,692,308
117,600	‘@	PetroHawk Energy Corp.	2,146,200
45,150		Pioneer Natural Resources Co.	3,919,923
54,450	‘@	Plains Exploration & Production Co.	1,750,023
68,400	‘@	Pride International, Inc.	2,257,200
68,150		QEP Resources, Inc.	2,474,527
45,950	‘@	Quicksilver Resources, Inc.	677,303
62,000		Range Resources Corp.	2,788,760
44,550	‘@	Rowan Cos., Inc.	1,555,241
140,250	‘@	SandRidge Energy, Inc.	1,026,630
8,800	‘@	SEACOR Holdings, Inc.	889,592
24,400		SM Energy Co.	1,437,892
48,350		Southern Union Co.	1,163,785
252,100		Spectra Energy Corp.	6,299,979
46,950		Sunoco, Inc.	1,892,555
30,600	‘@	Superior Energy Services	1,070,694
16,550		Teekay Shipping Corp.	547,474
54,950	‘@	Tesoro Corp.	1,018,773
20,200		Tidewater, Inc.	1,087,568
59,200	‘@	Ultra Petroleum Corp.	2,827,984
15,650	‘@	Unit Corp.	727,412
220,000		Valero Energy Corp.	5,086,400
288,000	‘@	Weatherford International Ltd.	6,566,400
22,750	‘@	Whiting Petroleum Corp.	2,666,073
			135,248,590
		Financials: 12.6%
17,250	‘@	Affiliated Managers Group, Inc.	1,711,545
2,570	‘@	Alleghany Corp.	787,371
19,650	‘@	Allied World Assurance Co.	1,167,996
33,400		American Financial Group, Inc.	1,078,486
46,950	‘@, L	American International Group, Inc.	2,705,259
2,700		American National Insurance	231,174
100,200		Ameriprise Financial, Inc.	5,766,510
127,834		AON Corp.	5,881,642
20,350	‘@	Arch Capital Group Ltd.	1,791,818
74,500		Ares Capital Corp.	1,227,760
40,300		Arthur J. Gallagher & Co.	1,171,924
30,100		Aspen Insurance Holdings Ltd.	861,462
67,350		Associated Banc-Corp.	1,020,353
43,450		Assurant, Inc.	1,673,694
71,800		Assured Guaranty Ltd.	1,270,860
49,300		Axis Capital Holdings Ltd.	1,768,884
32,450	L	Bancorpsouth, Inc.	517,578
18,700		Bank of Hawaii Corp.	882,827
9,750		BOK Financial Corp.	520,650
43,950		Brown & Brown, Inc.	1,052,163
125,450		CapitalSource, Inc.	890,695
17,496		Capitol Federal Financial, Inc.	208,377
110,850	‘@	CB Richard Ellis Group, Inc.	2,270,208
56,850		Cincinnati Financial Corp.	1,801,577
77,800	‘@	CIT Group, Inc.	3,664,380
17,650		City National Corp.	1,083,004
10,250	‘@	CNA Financial Corp.	277,263
68,600		Comerica, Inc.	2,897,664
29,655		Commerce Bancshares, Inc.	1,178,193
20,400		Cullen/Frost Bankers, Inc.	1,246,848
211,650		Discover Financial Services	3,921,875
85,500	‘@	E*Trade Financial Corp.	1,368,000
57,600		East-West Bancorp., Inc.	1,126,080
45,950		Eaton Vance Corp.	1,389,069
17,800		Endurance Specialty Holdings Ltd.	820,046
11,100		Erie Indemnity Co.	726,717
22,900		Everest Re Group Ltd.	1,942,378
34,650	L	Federated Investors, Inc.	906,791
89,350		Fidelity National Title Group, Inc.	1,222,308
309,350		Fifth Third Bancorp.	4,541,258
2,100		First Citizens BancShares, Inc.	397,005
91,959	‘@	First Horizon National Corp.	1,083,277
81,300	L	First Niagara Financial Group, Inc.	1,136,574
49,600	‘@, L	Forest City Enterprises, Inc.	827,824
77,050		Fulton Financial Corp.	796,697
190,200	‘@	Genworth Financial, Inc.	2,499,228
11,500		Greenhill & Co., Inc.	939,320
17,400		Hanover Insurance Group, Inc.	812,928
172,800		Hartford Financial Services Group, Inc.	4,577,472
44,750		HCC Insurance Holdings, Inc.	1,295,065
9,406	‘@	Howard Hughes Corp.	511,875
183,800		Hudson City Bancorp., Inc.	2,341,612
278,900		Huntington Bancshares, Inc.	1,916,043
14,000	‘@	Interactive Brokers Group, Inc.	249,480
28,700	‘@	IntercontinentalExchange, Inc.	3,419,605
169,700	‘@	Invesco Ltd.	4,082,982
71,450		Janus Capital Group, Inc.	926,707
45,350		Jefferies Group, Inc.	1,207,671
16,400		Jones Lang LaSalle, Inc.	1,376,288
342,050		Keycorp	3,027,143
35,700		Lazard Ltd.	1,409,793

63,650		Legg Mason, Inc.	2,308,586
75,850		Leucadia National Corp.	2,213,303
117,750		Lincoln National Corp.	3,274,628
28,600		M&T Bank Corp.	2,489,630
3,780	‘@	Markel Corp.	1,429,331
210,650		Marsh & McLennan Cos., Inc.	5,759,171
205,150		Marshall & Ilsley Corp.	1,419,638
59,650	‘@, L	MBIA, Inc.	715,204
10,350		Mercury General Corp.	445,154
79,850		Moody’s Corp.	2,119,219
42,950	‘@	MSCI, Inc. - Class A	1,673,332
52,750	‘@	Nasdaq Stock Market, Inc.	1,250,703
169,400		New York Community Bancorp., Inc.	3,193,190
101,600		NYSE Euronext	3,045,968
93,800		Old Republic International Corp.	1,278,494
8,950	‘@	OneBeacon Insurance Group Ltd.	135,682
30,500		PartnerRe Ltd.	2,450,675
144,550		People’s United Financial, Inc.	2,025,146
343,900	‘@	Popular, Inc.	1,079,846
124,450		Principal Financial Group, Inc.	4,052,092
260,800		Progressive Corp.	5,182,096
33,300		Protective Life Corp.	887,112
38,600		Raymond James Financial, Inc.	1,262,220
463,850		Regions Financial Corp.	3,246,950
28,400		Reinsurance Group of America, Inc.	1,525,364
22,500		RenaissanceRe Holdings Ltd.	1,433,025
58,150		SEI Investments Co.	1,383,389
189,100	‘@	SLM Corp.	2,380,769
36,000	‘@, L	St Joe Co.	786,600
18,450		Stancorp Financial Group, Inc.	832,833
194,500		SunTrust Bank	5,739,695
13,500		Symetra Financial Corp.	184,950
304,700		Synovus Financial Corp.	804,408
100,950		T. Rowe Price Group, Inc.	6,515,313
55,250		TCF Financial Corp.	818,253
90,750		TD Ameritrade Holding Corp.	1,723,343
31,150		TFS Financial Corp.	280,973
32,100		Torchmark Corp.	1,917,654
24,950		Transatlantic Holdings, Inc.	1,287,919
19,850		Unitrin, Inc.	487,119
129,450		UnumProvident Corp.	3,135,279
31,900	‘@	Validus Holdings Ltd.	976,459
62,642		Valley National Bancorp.	895,781
33,650		Waddell & Reed Financial, Inc.	1,187,509
43,750		Washington Federal, Inc.	740,250
500		Wesco Financial Corp.	184,205
2,930	‘@	White Mountains Insurance Group Ltd.	983,308
35,450		Wilmington Trust Corp.	153,853
49,400		WR Berkley Corp.	1,352,572
133,100		XL Group PLC	2,904,242
62,350		Zions Bancorp.	1,510,741
			196,470,452
		Health Care: 8.8%
135,500	‘@	Agilent Technologies, Inc.	5,613,764
32,700	‘@	Alere, Inc.	1,196,820
34,900	‘@	Alexion Pharmaceuticals, Inc.	2,811,195
39,600	‘@	Allscripts Healthcare Solutions, Inc.	763,092
109,900		AmerisourceBergen Corp.	3,749,788
55,850	‘@	Amylin Pharmaceuticals, Inc.	821,554
27,300		Beckman Coulter, Inc.	2,053,779
39,550	‘@	BioMarin Pharmaceuticals, Inc.	1,065,082
7,600	‘@	Bio-Rad Laboratories, Inc.	789,260
590,000	‘@	Boston Scientific Corp.	4,466,300
33,300	‘@	Brookdale Senior Living, Inc.	712,953
70,300	‘@	CareFusion Corp.	1,806,710
29,200	‘@	Cephalon, Inc.	1,802,224
26,800	‘@	Cerner Corp.	2,539,032
25,700	‘@	Charles River Laboratories International, Inc.	913,378
107,600		Cigna Corp.	3,944,616
36,850	‘@	Community Health Systems, Inc.	1,377,085
17,650		Cooper Cos., Inc.	994,401
25,100	‘@	Covance, Inc.	1,290,391
57,600	‘@	Coventry Health Care, Inc.	1,520,640
36,950		CR Bard, Inc.	3,390,902
40,350	‘@	DaVita, Inc.	2,803,922
52,600	‘@	Dendreon Corp.	1,836,792
57,000		Densply International, Inc.	1,947,690
44,100	‘@	Edwards Lifesciences Corp.	3,565,044
11,100	‘@	Emdeon, Inc.	150,294
11,600	‘@	Emergency Medical Services Corp.	749,476
45,250	‘@	Endo Pharmaceuticals Holdings, Inc.	1,615,878
117,700	‘@	Forest Laboratories, Inc.	3,764,046
19,300	‘@	Gen-Probe, Inc.	1,126,155
97,450	‘@	Health Management Associates, Inc.	929,673
38,750	‘@	Health Net, Inc.	1,057,488
35,600	‘@	Henry Schein, Inc.	2,185,484
24,500		Hill-Rom Holdings, Inc.	964,565
100,750	‘@	Hologic, Inc.	1,896,115
64,550	‘@	Hospira, Inc.	3,594,790
72,900	‘@	Human Genome Sciences, Inc.	1,741,581
66,200	‘@	Humana, Inc.	3,623,788
22,400	‘@, L	Idexx Laboratories, Inc.	1,550,528
47,350	‘@	Illumina, Inc.	2,999,149
15,250	‘@	Intuitive Surgical, Inc.	3,930,688
24,400	‘@	Kinetic Concepts, Inc.	1,021,872
97,150	‘@	King Pharmaceuticals, Inc.	1,364,958
40,600	‘@	Laboratory Corp. of America Holdings	3,569,552
71,061	‘@	Life Technologies Corp.	3,943,886
21,500	‘@	LifePoint Hospitals, Inc.	790,125

38,700		Lincare Holdings, Inc.	1,038,321
18,350	‘@	Mednax, Inc.	1,234,772
13,100	‘@	Mettler Toledo International, Inc.	1,980,851
155,600	‘@	Mylan Laboratories	3,287,828
38,100	‘@	Myriad Genetics, Inc.	870,204
46,850		Omnicare, Inc.	1,189,522
39,650		Patterson Cos., Inc.	1,214,480
45,850		PerkinElmer, Inc.	1,183,847
31,500		Perrigo Co.	1,994,895
41,050		Pharmaceutical Product Development, Inc.	1,114,097
58,050		Quest Diagnostics	3,132,959
25,200	‘@	Regeneron Pharmaceuticals, Inc.	827,316
59,000	‘@, L	Resmed, Inc.	2,043,760
23,800	‘@	SXC Health Solutions Corp.	1,020,068
20,000	‘@	Talecris Biotherapeutics Holdings Corp.	466,000
14,450		Techne Corp.	948,932
15,550		Teleflex, Inc.	836,746
188,450	‘@	Tenet Healthcare Corp.	1,260,731
22,300	‘@	Thoratec Corp.	631,536
19,300	‘@	United Therapeutics Corp.	1,220,146
35,000		Universal Health Services, Inc.	1,519,700
48,050	‘@	Varian Medical Systems, Inc.	3,328,904
33,450	‘@	VCA Antech, Inc.	779,051
78,700	‘@	Vertex Pharmaceuticals, Inc.	2,756,861
35,100	‘@	Warner Chilcott PLC	791,856
36,150	‘@	Waters Corp.	2,809,217
43,450	‘@	Watson Pharmaceuticals, Inc.	2,244,193
			138,073,298
		Industrials: 12.8%
39,450	‘@	Aecom Technology Corp.	1,103,417
36,200	‘@	AGCO Corp.	1,833,892
16,050		Alexander & Baldwin, Inc.	642,482
12,900	‘@	Alliant Techsystems, Inc.	960,147
61,975		Ametek, Inc.	2,432,519
129,500	‘@	AMR Corp.	1,008,805
7,800	‘@	Armstrong World Industries, Inc.	335,400
43,050		Avery Dennison Corp.	1,822,737
44,975	‘@	Babcock & Wilcox Co.	1,150,910
37,350	‘@	BE Aerospace, Inc.	1,383,071
29,200		Bucyrus International, Inc.	2,610,480
23,700		Carlisle Cos., Inc.	941,838
64,550		CH Robinson Worldwide, Inc.	5,176,265
39,400	‘@	Chicago Bridge & Iron Co. NV	1,296,260
51,650		Cintas Corp.	1,444,134
9,900	‘@	CNH Global NV	472,626
20,950		Con-way, Inc.	766,142
65,200	‘@	Cooper Industries PLC	3,800,508
11,900		Copa Holdings S.A.	700,196
28,100	‘@	Copart, Inc.	1,049,535
44,250	‘@	Corrections Corp. of America	1,108,905
50,450	‘@	Covanta Holding Corp.	867,236
19,200		Crane Co.	788,544
78,000		Cummins, Inc.	8,580,780
307,262	‘@	Delta Airlines, Inc.	3,871,501
30,000		Donaldson Co., Inc.	1,748,400
72,650		Dover Corp.	4,246,393
19,600		Dun & Bradstreet Corp.	1,608,964
65,250		Eaton Corp.	6,623,528
49,250		Equifax, Inc.	1,753,300
82,850		Expeditors International Washington, Inc.	4,523,610
51,450	L	Fastenal Co.	3,082,370
21,800		Flowserve Corp.	2,598,996
69,450		Fluor Corp.	4,601,757
18,250	‘@	FTI Consulting, Inc.	680,360
20,400		Gardner Denver, Inc.	1,403,928
17,950		GATX Corp.	633,276
20,300	‘@	General Cable Corp.	712,327
48,750		Goodrich Corp.	4,293,413
23,600		Graco, Inc.	931,020
31,350		Harsco Corp.	887,832
75,250	‘@	Hertz Global Holdings, Inc.	1,090,373
23,400		Hubbell, Inc.	1,407,042
31,650		IDEX Corp.	1,238,148
18,850	‘@	IHS, Inc.	1,515,352
125,300		Ingersoll-Rand PLC	5,900,377
71,050		Iron Mountain, Inc.	1,776,961
71,350		ITT Corp.	3,718,049
48,650	‘@	Jacobs Engineering Group, Inc.	2,230,603
35,500		JB Hunt Transport Services, Inc.	1,448,755
40,050		Joy Global, Inc.	3,474,338
39,800	‘@	Kansas City Southern	1,904,828
10,800	‘@	KAR Holdings, Inc.	149,040
62,400		KBR, Inc.	1,901,328
31,900		Kennametal, Inc.	1,258,774
21,000	‘@	Kirby Corp.	925,050
45,050		L-3 Communications Holdings, Inc.	3,175,575
19,500		Landstar System, Inc.	798,330
18,250		Lennox International, Inc.	863,043
16,650		Lincoln Electric Holdings, Inc.	1,086,746
51,150		Manitowoc Co., Inc.	670,577
31,900		Manpower, Inc.	2,002,044
139,600		Masco Corp.	1,767,336
16,950		MSC Industrial Direct Co.	1,096,496
27,700	‘@	Navistar International Corp.	1,604,107
35,000	‘@	Oshkosh Truck Corp.	1,233,400
44,400	‘@	Owens Corning, Inc.	1,383,060
45,550		Pall Corp.	2,258,369
62,600		Parker Hannifin Corp.	5,402,380
38,450		Pentair, Inc.	1,403,810

80,750		Pitney Bowes, Inc.	1,952,535
81,850	‘@	Quanta Services, Inc.	1,630,452
15,000		Regal-Beloit Corp.	1,001,400
126,410		Republic Services, Inc.	3,774,603
58,300		Robert Half International, Inc.	1,783,980
55,500		Rockwell Automation, Inc.	3,979,905
61,250		Rockwell Collins, Inc.	3,568,425
36,500		Roper Industries, Inc.	2,789,695
80,250		RR Donnelley & Sons Co.	1,401,968
20,600		Ryder System, Inc.	1,084,384
32,750	‘@	Shaw Group, Inc.	1,121,033
22,500		Snap-On, Inc.	1,273,050
289,600		Southwest Airlines Co.	3,759,008
41,250	‘@	Spirit Aerosystems Holdings, Inc.	858,413
19,400		SPX Corp.	1,386,906
32,950	‘@	Stericycle, Inc.	2,666,314
42,250	‘@	Terex Corp.	1,311,440
106,350		Textron, Inc.	2,514,114
20,600	‘@	Thomas & Betts Corp.	994,980
33,650		Timken Co.	1,606,115
13,100		Toro Co.	807,484
16,700		Towers Watson & Co.	869,402
19,200	‘@	TransDigm Group, Inc.	1,382,592
30,900		Trinity Industries, Inc.	822,249
122,490	‘@	United Continental Holdings, Inc.	2,917,712
32,150	‘@	URS Corp.	1,337,762
26,350	‘@, L	USG Corp.	443,471
39,450		UTI Worldwide, Inc.	836,340
8,600		Valmont Industries, Inc.	763,078
40,200	‘@	Verisk Analytics, Inc.	1,370,016
25,000	‘@	WABCO Holdings, Inc.	1,523,250
18,700		Wabtec Corp.	989,043
45,300		Waste Connections, Inc.	1,247,109
16,550	‘@	Wesco International, Inc.	873,840
24,100		WW Grainger, Inc.	3,328,451
			201,132,614
		Information Technology: 14.3%
233,800	‘@	Advanced Micro Devices, Inc.	1,912,484
66,900	‘@	Akamai Technologies, Inc.	3,147,645
20,750	‘@, L	Alliance Data Systems Corp.	1,473,873
117,400		Altera Corp.	4,177,092
80,350	‘@	Amdocs Ltd.	2,207,215
67,550		Amphenol Corp.	3,565,289
115,900		Analog Devices, Inc.	4,365,953
35,250	‘@	Ansys, Inc.	1,835,468
41,500	‘@	AOL, Inc.	983,965
47,250	‘@	Arrow Electronics, Inc.	1,618,313
27,200	‘@	Atheros Communications, Inc.	977,024
179,300	‘@	Atmel Corp.	2,208,976
89,200	‘@	Autodesk, Inc.	3,407,440
41,300		Avago Technologies Ltd.	1,175,811
59,000	‘@	Avnet, Inc.	1,948,770
18,650		AVX Corp.	287,770
70,650	‘@	BMC Software, Inc.	3,330,441
53,050		Broadridge Financial Solutions ADR	1,163,387
172,800	‘@	Brocade Communications Systems, Inc.	914,112
151,400		CA, Inc.	3,700,216
105,250	‘@	Cadence Design Systems, Inc.	869,365
36,050	‘@, L	Ciena Corp.	758,853
72,350	‘@	Citrix Systems, Inc.	4,949,464
36,700	‘@	CommScope, Inc.	1,145,774
60,000		Computer Sciences Corp.	2,976,000
87,600	‘@	Compuware Corp.	1,022,292
38,750	‘@	Convergys Corp.	510,338
40,400		CoreLogic, Inc.	748,208
41,800	‘@	Cree, Inc.	2,754,202
63,700	‘@	Cypress Semiconductor Corp.	1,183,546
25,600		Diebold, Inc.	820,480
20,800	‘@	Dolby Laboratories, Inc.	1,387,360
13,750		DST Systems, Inc.	609,813
14,450	‘@, L	EchoStar Holding Corp.	360,817
128,300	‘@	Electronic Arts, Inc.	2,101,554
17,600	‘@	Equinix, Inc.	1,430,176
31,250	‘@	F5 Networks, Inc.	4,067,500
18,150		Factset Research Systems, Inc.	1,701,744
48,850	‘@	Fairchild Semiconductor International, Inc.	762,549
109,955		Fidelity National Information Services, Inc.	3,011,667
21,500	‘@, L	First Solar, Inc.	2,798,010
59,350	‘@	Fiserv, Inc.	3,475,536
59,650	‘@	Flir Systems, Inc.	1,774,588
28,400	‘@	Gartner, Inc.	942,880
25,600	‘@	Genpact Ltd.	389,120
31,800		Global Payments, Inc.	1,469,478
50,550		Harris Corp.	2,289,915
35,250	‘@	IAC/InterActiveCorp	1,011,675
35,700	‘@	Informatica Corp.	1,571,871
64,400	‘@	Ingram Micro, Inc.	1,229,396
27,500	‘@	International Rectifier Corp.	816,475
48,150		Intersil Corp.	735,251
109,150	‘@	Intuit, Inc.	5,381,095
15,700	‘@	Itron, Inc.	870,565
70,050		Jabil Circuit, Inc.	1,407,305
83,950	‘@	JDS Uniphase Corp.	1,215,596
66,100		KLA-Tencor Corp.	2,554,104
49,250	‘@	Lam Research Corp.	2,550,165
36,900		Lender Processing Services, Inc.	1,089,288
30,600	‘@	Lexmark International, Inc.	1,065,492
87,200		Linear Technology Corp.	3,016,248
254,250	‘@	LSI Logic Corp.	1,522,958

210,650	‘@	Marvell Technology Group Ltd.	3,907,558
117,700		Maxim Integrated Products	2,780,074
60,700	‘@	McAfee, Inc.	2,811,017
88,450	‘@	MEMC Electronic Materials, Inc.	995,947
71,650		Microchip Technology, Inc.	2,451,147
332,900	‘@	Micron Technology, Inc.	2,669,858
31,300	‘@	Micros Systems, Inc.	1,372,818
51,750		Molex, Inc.	1,175,760
49,150	‘@	Monster Worldwide, Inc.	1,161,415
22,500		National Instruments Corp.	846,900
92,550		National Semiconductor Corp.	1,273,488
62,300	‘@	NCR Corp.	957,551
134,050	‘@	NetApp, Inc.	7,367,300
29,100	‘@	NeuStar, Inc.	758,055
135,500	‘@	Novell, Inc.	802,160
37,350	‘@	Novellus Systems, Inc.	1,207,152
88,450	‘@	Nuance Communications, Inc.	1,608,021
222,650	‘@	Nvidia Corp.	3,428,810
167,200	‘@	ON Semiconductor Corp.	1,651,936
125,600		Paychex, Inc.	3,882,296
89,200	‘@	PMC - Sierra, Inc.	766,228
33,100	‘@	Polycom, Inc.	1,290,238
43,350	‘@	QLogic Corp.	737,817
40,850	‘@	Rambus, Inc.	836,608
73,350	‘@	Red Hat, Inc.	3,348,428
39,700	‘@	Rovi Corp.	2,461,797
120,400	‘@	SAIC, Inc.	1,909,544
44,550	‘@	Salesforce.com, Inc.	5,880,600
89,500	‘@	Sandisk Corp.	4,462,470
189,650	‘@	Seagate Technology, Inc.	2,850,440
17,850	‘@	Silicon Laboratories, Inc.	821,457
68,900	‘@	Skyworks Solutions, Inc.	1,972,607
27,300		Solera Holdings, Inc.	1,401,036
37,900	‘@, L	Sunpower Corp. - Class A	486,257
58,200	‘@	Synopsys, Inc.	1,566,162
20,100	‘@	Tech Data Corp.	884,802
149,950		Tellabs, Inc.	1,016,661
64,950	‘@	Teradata Corp.	2,673,342
70,050	‘@	Teradyne, Inc.	983,502
64,050		Total System Services, Inc.	985,089
47,150	‘@	Trimble Navigation Ltd.	1,882,700
29,000	‘@	Varian Semiconductor Equipment Associates, Inc.	1,072,130
70,950	‘@	VeriSign, Inc.	2,317,937
67,050	‘@	Vishay Intertechnology, Inc.	984,294
4,817	‘@	Vishay Precision Group, Inc.	90,752
17,000	‘@	VistaPrint NV	782,000
20,810	‘@	WebMD Health Corp.	1,062,559
89,100	‘@	Western Digital Corp.	3,020,490
261,500		Western Union Co.	4,856,055
536,517		Xerox Corp.	6,180,676
107,600		Xilinx, Inc.	3,118,248
22,500	‘@	Zebra Technologies Corp.	854,775
			223,416,921
		Materials: 6.0%
32,450		Airgas, Inc.	2,026,827
42,750		AK Steel Holding Corp.	699,818
35,600		Albemarle Corp.	1,985,768
38,350		Allegheny Technologies, Inc.	2,116,153
26,400		Aptargroup, Inc.	1,255,848
30,600		Ashland, Inc.	1,556,316
35,850		Ball Corp.	2,439,593
42,450		Bemis Co.	1,386,417
25,400		Cabot Corp.	956,310
17,050		Carpenter Technology Corp.	686,092
60,950		Celanese Corp.	2,509,312
27,683		CF Industries Holdings, Inc.	3,741,357
52,750		Cliffs Natural Resources, Inc.	4,115,028
44,350		Commercial Metals Co.	735,767
12,800		Compass Minerals International, Inc.	1,142,656
62,950	‘@	Crown Holdings, Inc.	2,101,271
19,000		Cytec Industries, Inc.	1,008,140
16,400		Domtar Corp.	1,245,088
17,050		Eagle Materials, Inc.	481,663
28,100		Eastman Chemical Co.	2,362,648
90,850		Ecolab, Inc.	4,580,657
28,200		FMC Corp.	2,252,898
13,400		Greif, Inc. - Class A	829,460
73,450		Huntsman Corp.	1,146,555
31,000		International Flavors & Fragrances, Inc.	1,723,290
169,950		International Paper Co.	4,629,438
17,300	‘@	Intrepid Potash, Inc.	645,117
26,500		Lubrizol Corp.	2,832,320
17,650	L	Martin Marietta Materials, Inc.	1,628,036
66,450		MeadWestvaco Corp.	1,738,332
50,500		Nalco Holding Co.	1,612,970
64,150	‘@	Owens-Illinois, Inc.	1,969,405
40,150		Packaging Corp. of America	1,037,476
64,750		PPG Industries, Inc.	5,443,533
28,800		Reliance Steel & Aluminum Co.	1,471,680
18,500		Royal Gold, Inc.	1,010,655
50,450		RPM International, Inc.	1,114,945
8,550		Schnitzer Steel Industries, Inc.	567,635
17,850		Scotts Miracle-Gro Co.	906,245
61,950		Sealed Air Corp.	1,576,628
35,850		Sherwin-Williams Co.	3,002,438
47,150		Sigma-Aldrich Corp.	3,138,304
39,150		Sonoco Products Co.	1,318,181
84,350		Steel Dynamics, Inc.	1,543,605
41,850		Temple-Inland, Inc.	888,894

33,250	‘@	Titanium Metals Corp.	571,235
55,800	L	United States Steel Corp.	3,259,836
38,650		Valspar Corp.	1,332,652
49,700	L	Vulcan Materials Co.	2,204,692
20,800		Walter Industries, Inc.	2,659,072
			93,188,256
		Telecommunication Services: 2.0%
116,935	L	CenturyTel, Inc.	5,398,889
58,400	‘@	Clearwire Corp.	300,760
113,000	‘@	Crown Castle International Corp.	4,952,790
383,100		Frontier Communications Corp.	3,727,563
23,800	‘@	Leap Wireless International, Inc.	291,788
644,050	‘@	Level 3 Communications, Inc.	631,169
97,850	‘@	MetroPCS Communications, Inc.	1,235,846
65,100	‘@	NII Holdings, Inc.	2,907,366
675,500		Qwest Communications International, Inc.	5,140,555
45,500	‘@	SBA Communications Corp.	1,862,770
32,850		Telephone & Data Systems, Inc.	1,200,668
59,000	‘@	TW Telecom, Inc.	1,005,950
6,000	‘@	United States Cellular Corp.	299,640
188,000		Windstream Corp.	2,620,720
			31,576,474
		Utilities: 6.2%
260,600	‘@	AES Corp.	3,174,108
30,300		AGL Resources, Inc.	1,086,255
65,900		Allegheny Energy, Inc.	1,597,416
43,100		Alliant Energy Corp.	1,584,787
92,750		Ameren Corp.	2,614,623
68,000		American Water Works Co., Inc.	1,719,720
53,350		Aqua America, Inc.	1,199,308
36,200		Atmos Energy Corp.	1,129,440
135,900	‘@	Calpine Corp.	1,812,906
153,500		CenterPoint Energy, Inc.	2,413,020
89,450		CMS Energy Corp.	1,663,770
109,750		Consolidated Edison, Inc.	5,440,308
71,850		Constellation Energy Group, Inc.	2,200,766
46,350		DPL, Inc.	1,191,659
65,550		DTE Energy Co.	2,970,726
126,700		Edison International	4,890,620
28,000		Energen Corp.	1,351,280
118,600	L	FirstEnergy Corp.	4,390,572
297,921	‘@	GenOn Energy, Inc.	1,135,079
52,750		Great Plains Energy, Inc.	1,022,823
36,250		Hawaiian Electric Industries	826,138
29,900		Integrys Energy Group, Inc.	1,450,449
19,500		ITC Holdings Corp.	1,208,610
73,150		MDU Resources Group, Inc.	1,482,751
28,600		National Fuel Gas Co.	1,876,732
107,850		NiSource, Inc.	1,900,317
68,500		Northeast Utilities	2,183,780
99,350	‘@	NRG Energy, Inc.	1,941,299
41,550		NSTAR	1,752,995
91,400		NV Energy, Inc.	1,284,170
37,800		OGE Energy Corp.	1,721,412
41,350		Oneok, Inc.	2,293,685
7,600		Ormat Technologies, Inc.	224,808
86,850		Pepco Holdings, Inc.	1,585,013
42,250		Pinnacle West Capital Corp.	1,751,263
181,400		PPL Corp.	4,774,448
111,700		Progress Energy, Inc.	4,856,716
68,150		Questar Corp.	1,186,492
43,950		SCANA Corp.	1,784,370
96,250		Sempra Energy	5,051,200
83,250		TECO Energy, Inc.	1,481,850
42,450		UGI Corp.	1,340,571
31,600		Vectren Corp.	802,008
43,100		Westar Energy, Inc.	1,084,396
45,450		Wisconsin Energy Corp.	2,675,187
178,750		Xcel Energy, Inc.	4,209,563
			97,319,409
		Total Common Stock (Cost $1,038,795,576)	1,444,085,336

REAL ESTATE INVESTMENT TRUSTS: 5.7%
		Financials: 5.7%
21,300		Alexandria Real Estate Equities, Inc.	1,560,438
65,450		AMB Property Corp.	2,075,420
232,350		Annaly Capital Management, Inc.	4,163,712
45,412		Apartment Investment & Management Co.	1,173,446
32,240		AvalonBay Communities, Inc.	3,628,612
54,150		Boston Properties, Inc.	4,662,315
51,050		Brandywine Realty Trust	594,733
24,800		BRE Properties, Inc.	1,078,800
25,600		Camden Property Trust	1,381,888
335,000		Chimera Investment Corp.	1,376,850
25,087		CommonWealth REIT	639,969
23,000		Corporate Office Properties Trust SBI MD	803,850
77,500		Developers Diversified Realty Corp.	1,091,975
30,400	L	Digital Realty Trust, Inc.	1,566,816
47,550		Douglas Emmett, Inc.	789,330
87,350		Duke Realty Corp.	1,088,381
110,150		Equity Residential	5,722,293
11,750		Essex Property Trust, Inc.	1,342,085
23,900		Federal Realty Investment Trust	1,862,527
144,700		General Growth Properties, Inc.	2,239,956
114,450		HCP, Inc.	4,210,616
51,550		Health Care Real Estate Investment Trust, Inc.	2,455,842
48,000		Hospitality Properties Trust	1,105,920
256,124		Host Hotels & Resorts, Inc.	4,576,936

157,850		Kimco Realty Corp.		2,847,614
44,000		Liberty Property Trust		1,404,480
50,498		Macerich Co.		2,392,090
30,900		Mack-Cali Realty Corp.		1,021,554
46,650		Nationwide Health Properties, Inc.		1,697,127
20,400	L	Piedmont Office Realty Trust, Inc.		410,856
63,350		Plum Creek Timber Co., Inc.		2,372,458
206,800		Prologis		2,986,192
31,200		Rayonier, Inc.		1,638,624
40,600		Realty Income Corp.		1,388,520
31,900		Regency Centers Corp.		1,347,456
49,600		Senior Housing Properties Trust		1,088,224
30,300		SL Green Realty Corp.		2,045,553
21,200		Taubman Centers, Inc.		1,070,176
63,068		UDR, Inc.		1,483,359
61,050		Ventas, Inc.		3,203,904
62,850		Vornado Realty Trust		5,237,291
46,800		Weingarten Realty Investors		1,111,968
222,632		Weyerhaeuser Co.		4,214,424

		Total Real Estate Investment Trusts (Cost $65,836,303)		90,154,580

		Total Long-Term Investments (Cost $1,104,631,879)		1,534,239,916

SHORT-TERM INVESTMENTS: 4.6%
		Mutual Funds: 2.0%
31,081,000		Blackrock Liquidity Funds TempFund Portfolio - Class I		31,081,000

		Total Mutual Funds (Cost $31,081,000)		31,081,000

		Securities Lending Collateral(cc): 2.6%
40,539,943		BNY Mellon Overnight Government Fund (1)		40,539,943
268,841	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		215,073

		Total Securities Lending Collateral (Cost $40,808,784)		40,755,016

		Total Short-Term Investments (Cost $71,889,784)		71,836,016

		Total Investments in Securities (Cost $1,176,521,663) *	102.5%	$1,606,075,932
		Other Assets and Liabilities - Net	(2.5)	(39,621,158)
		Net Assets	100.0%	$1,566,454,774

‘@	Non-income producing security
ADR	American Depositary Receipt
(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

PORTFOLIO OF INVESTMENTS
ING RussellTM Small Cap Index Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 91.7%
		Consumer Discretionary: 13.7%
30,910	@	99 Cents Only Stores	$492,705
25,880	@	AFC Enterprises	359,732
9,540		Ambassadors Group, Inc.	109,710
77,370	@, L	American Apparel, Inc.	128,434
33,460	@	American Axle & Manufacturing Holdings, Inc.	430,296
25,520		American Greetings Corp.	565,523
12,030	@	American Public Education, Inc.	447,997
8,060	@	America’s Car-Mart, Inc.	218,265
20,700	@	Amerigon, Inc.	225,216
14,680		Ameristar Casinos, Inc.	229,448
37,520	@	AnnTaylor Stores Corp.	1,027,673
18,890		Arbitron, Inc.	784,313
7,300	@	Archipelago Learning, Inc.	71,613
12,800	@	Arctic Cat, Inc.	187,392
20,880	@	Asbury Automotive Group, Inc.	385,862
10,160	@	Ascent Media Corp.	393,802
10,300	@	Audiovox Corp.	88,889
20,900	@	Ballantyne Strong, Inc.	162,393
23,600	L	Barnes & Noble, Inc.	333,940
40,600	@	Beazer Homes USA, Inc.	218,834
24,360		Bebe Stores, Inc.	145,186
59,600	@	Belo Corp.	421,968
14,350		Big 5 Sporting Goods Corp.	219,125
871	@	Biglari Holdings, Inc.	357,293
11,880	@	BJ’s Restaurants, Inc.	420,908
7,620	@, L	Blue Nile, Inc.	434,797
3,800		Blyth, Inc.	131,024
21,050		Bob Evans Farms, Inc.	693,808
8,400	@, L	Bon-Ton Stores, Inc.	106,344
67,350	@, L	Borders Group, Inc.	60,628
32,800	@, L	Boyd Gaming Corp.	347,680
13,750	@, L	Bridgepoint Education, Inc.	261,250
12,600	@	Brookfield Homes Corp.	118,440
26,460		Brown Shoe Co., Inc.	368,588
64,060		Brunswick Corp.	1,200,484
17,280		Buckle, Inc.	652,666
12,200	@, L	Buffalo Wild Wings, Inc.	534,970
8,850	@	Build-A-Bear Workshop, Inc.	67,614
21,280	@	Cabela’s, Inc.	462,840
12,420	@	California Pizza Kitchen, Inc.	214,618
44,850		Callaway Golf Co.	361,940
11,580	@, L	Capella Education Co.	770,996
18,000	@	Carrols Restaurant Group, Inc.	133,560
44,990	@	Carter’s, Inc.	1,327,655
21,520		Cato Corp.	589,863
4,560	@	Cavco Industries, Inc.	212,906
14,440	@	CEC Entertainment, Inc.	560,705
76,340	@	Charming Shoppes, Inc.	271,007
43,510	@	Cheesecake Factory	1,334,017
5,080		Cherokee, Inc.	95,555
19,070	@, L	Childrens Place Retail Stores, Inc.	946,635
20,980		Christopher & Banks Corp.	129,027
6,127		Churchill Downs, Inc.	265,912
38,020		Cinemark Holdings, Inc.	655,465
10,010	@	Citi Trends, Inc.	245,746
35,630	@	CKX, Inc.	143,589
21,400	@	Coinstar, Inc.	1,207,816
30,370	@	Coldwater Creek, Inc.	96,273
48,780	@	Collective Brands, Inc.	1,029,258
7,710	L	Columbia Sportswear Co.	464,913
7,820	@, L	Conn’s, Inc.	36,598
33,890		Cooper Tire & Rubber Co.	799,126
9,350	@	Core-Mark Holding Co., Inc.	332,767
58,760	@	Corinthian Colleges, Inc.	306,140
3,890		CPI Corp.	87,720
16,730		Cracker Barrel Old Country Store	916,302
47,570	@	CROCS, Inc.	814,398
6,890		CSS Industries, Inc.	142,003
9,500	@	Culp, Inc.	98,420
98,410	@	Dana Holding Corp.	1,693,636
27,600	@	Deckers Outdoor Corp.	2,200,824
66,060	@	Denny’s Corp.	236,495
2,480	@	Destination Maternity Corp.	94,066
33,100	@	Dex One Corp.	246,926
26,910		Dillard’s, Inc.	1,020,965
11,900	@	DineEquity, Inc.	587,622
27,260	@	Domino’s Pizza, Inc.	434,797
10,630	@	Dorman Products, Inc.	385,231
43,962	@	Dress Barn, Inc.	1,161,476
16,310	@	Drew Industries, Inc.	370,563
52,860	@	Drugstore.Com	116,821
9,850	@, L	DSW, Inc.	385,135
186,290	@	Eastman Kodak Co.	998,514
14,340		Ethan Allen Interiors, Inc.	286,943
23,050	@	EW Scripps Co.	233,958
41,020	@	Exide Technologies	385,998
11,600	@	Express, Inc.	218,080
34,189		Finish Line	587,709
4,570	@	Fisher Communications, Inc.	99,626
18,090		Fred’s, Inc.	248,918
7,920	@, L	Fuel Systems Solutions, Inc.	232,690
26,810	@	Furniture Brands International, Inc.	137,803

7,220		Gaiam, Inc.	55,594
21,340	@, L	Gaylord Entertainment Co.	766,960
13,330	@, L	Genesco, Inc.	499,742
8,810	@, L	G-III Apparel Group Ltd.	309,672
14,052	@	Global Sources Ltd.	133,775
20,810	@	Grand Canyon Education, Inc.	407,668
14,760	L	Group 1 Automotive, Inc.	616,378
23,260		Harte-Hanks, Inc.	297,030
13,050	@	Haverty Furniture Cos., Inc.	169,389
19,510	@	Helen of Troy Ltd.	580,227
8,400	@, L	hhgregg, Inc.	175,980
18,850	@	Hibbett Sporting Goods, Inc.	695,565
10,820		Hooker Furniture Corp.	152,887
34,980		HOT Topic, Inc.	219,325
39,560	@, L	Hovnanian Enterprises, Inc.	161,800
26,500	@	HSN, Inc.	811,960
44,650	@	Iconix Brand Group, Inc.	862,192
26,750	@	Interval Leisure Group, Inc.	431,745
14,680	@, L	iRobot Corp.	365,238
34,220	@, L	Jack in the Box, Inc.	723,069
20,080	@	Jakks Pacific, Inc.	365,858
53,900	@	Jamba, Inc.	122,353
16,630	@, L	Jo-Ann Stores, Inc.	1,001,459
36,900	@	Joe’s Jeans, Inc.	57,564
59,340		Jones Group, Inc.	922,144
17,130	@, L	JoS. A Bank Clothiers, Inc.	690,682
30,600	@	Journal Communications, Inc.	154,530
15,510	@	K12, Inc.	444,517
11,050	@	Kenneth Cole Productions, Inc.	138,015
20,700	@	Kid Brands, Inc.	176,985
8,260	@	Kirkland’s, Inc.	115,888
19,420	@	Knology, Inc.	303,535
37,800	@	Krispy Kreme Doughnuts, Inc.	263,844
18,400	@	K-Swiss, Inc.	229,448
43,100	@	La-Z-Boy, Inc.	388,762
17,050	@	Leapfrog Enterprises, Inc.	94,628
27,400	@	Life Time Fitness, Inc.	1,123,126
8,400	@	Lifetime Brands, Inc.	117,936
23,670	@	Lin TV Corp.	125,451
11,590		Lincoln Educational Services Corp.	179,761
46,200	@	Lions Gate Entertainment Corp.	300,762
96,927	@	Live Nation, Inc.	1,106,906
54,920	@, L	Liz Claiborne, Inc.	393,227
19,020	@	Lodgenet Entertainment Corp.	80,835
17,680	@, L	Lumber Liquidators	440,409
11,580	@	M/I Homes, Inc.	178,100
10,900		Mac-Gray Corp.	162,955
13,680	@	Maidenform Brands, Inc.	325,174
12,980		Marcus Corp.	172,245
18,000	@	MarineMax, Inc.	168,300
20,680		Matthews International Corp. - Class A	723,386
43,600	@, L	McClatchy Co.	203,612
12,850	@	McCormick & Schmick’s Seafood Restaurants, Inc.	116,807
16,300	@	Media General, Inc.	94,214
33,730	@	Mediacom Communications Corp.	285,356
31,600		Men’s Wearhouse, Inc.	789,368
21,410	@	Meritage Homes Corp.	475,302
13,700	@	Midas, Inc.	111,107
29,700	@	Modine Manufacturing Co.	460,350
5,020	@	Monarch Casino & Resort, Inc.	62,750
19,965		Monro Muffler, Inc.	690,589
19,400	@	Morgans Hotel Group Co.	175,958
8,950	@	Movado Group, Inc.	144,453
28,300		National CineMedia, Inc.	563,453
21,240		Nutri/System, Inc.	446,677
19,350	@	O’Charleys, Inc.	139,320
58,150	@	OfficeMax, Inc.	1,029,255
58,200	@	Orient-Express Hotels Ltd.	756,018
10,360	@	Overstock.com, Inc.	170,733
5,070		Oxford Industries, Inc.	129,843
41,490	@	Pacific Sunwear of California	224,876
16,110	@	Papa John’s International, Inc.	446,247
6,440	@	Peet’s Coffee & Tea, Inc.	268,806
26,600	@	Penske Auto Group, Inc.	463,372
31,850		PEP Boys-Manny Moe & Jack	427,746
6,560	@	Perry Ellis International, Inc.	180,203
9,900	L	PetMed Express, Inc.	176,319
14,750	L	PF Chang’s China Bistro, Inc.	714,785
65,210	@	Pier 1 Imports, Inc.	684,705
36,140	@	Pinnacle Entertainment, Inc.	506,683
33,640	@, L	Playboy Enterprises, Inc.	175,601
21,700		Polaris Industries, Inc.	1,693,034
34,870		Pool Corp.	785,970
5,280	@, L	Pre-Paid Legal Services, Inc.	318,120
38,400	@	Princeton Review, Inc.	45,312
64,110	@	Quiksilver, Inc.	325,038
12,460	@	RC2 Corp.	271,254
11,400	@	Red Robin Gourmet Burgers, Inc.	244,758
36,610		Regis Corp.	607,726
48,840		Rent-A-Center, Inc.	1,576,555
6,700	@	Rentrak Corp.	202,072
17,300	@	Retail Ventures, Inc.	281,990
43,380	@	Ruby Tuesday, Inc.	566,543
8,700	@	Rue21, Inc.	254,997
39,602	@	Ruth’s Chris Steak House	183,357
29,550		Ryland Group, Inc.	503,237
97,700	@, L	Saks, Inc.	1,045,390
58,800	@	Sally Beauty Holdings, Inc.	854,364
17,620		Scholastic Corp.	520,495

40,000	@	Scientific Games Corp.	398,400
20,440	@	Sealy Corp.	59,685
37,300	@	Select Comfort Corp.	340,549
35,980	@	Shuffle Master, Inc.	411,971
16,310	@	Shutterfly, Inc.	571,339
24,250	@	Sinclair Broadcast Group, Inc.	198,365
24,140	@	Skechers USA, Inc.	482,800
6,770		Skyline Corp.	176,562
38,920	@, L	Smith & Wesson Holding Corp.	145,561
28,160		Sonic Automotive, Inc.	372,838
38,880	@	Sonic Corp.	393,466
47,280		Sotheby’s	2,127,600
25,630		Spartan Motors, Inc.	156,087
9,860		Speedway Motorsports, Inc.	151,055
25,260		Stage Stores, Inc.	438,008
13,850		Standard Motor Products, Inc.	189,745
76,180	@	Standard-Pacific Corp.	350,428
15,150	@	Stein Mart, Inc.	140,138
9,880	@	Steiner Leisure Ltd.	461,396
4,590	@	Steinway Musical Instruments	91,112
15,510	@	Steven Madden Ltd.	647,077
47,750		Stewart Enterprises, Inc.	319,448
10,200	@	Stoneridge, Inc.	161,058
10,840	L	Sturm Ruger & Co., Inc.	165,744
15,100	@, L	Summer Infant, Inc.	114,458
15,260		Superior Industries International	323,817
9,100	@	SuperMedia, Inc.	79,261
7,570	@	Systemax, Inc.	106,737
43,110	@	Talbots, Inc.	367,297
42,460	@	Tenneco, Inc.	1,747,654
35,420	@	Texas Roadhouse, Inc.	608,161
25,350	@	Timberland Co.	623,357
14,930	@	True Religion Apparel, Inc.	332,342
22,660	@	Tuesday Morning Corp.	119,645
18,600	@	Ulta Salon Cosmetics & Fragrance, Inc.	632,400
23,690	@	Under Armour, Inc.	1,299,160
11,050	@	Universal Electronics, Inc.	313,489
13,270	@	Universal Technical Institute, Inc.	292,205
27,960	@	Vail Resorts, Inc.	1,455,038
35,340	@	Valassis Communications, Inc.	1,143,249
6,000	@	Vera Bradley, Inc.	198,000
10,300	@, R, L, X	Vitacost.com, Inc.	10,300
9,400	@	Vitamin Shoppe, Inc.	316,216
11,910	@	Volcom, Inc.	224,742
30,680	@	Warnaco Group, Inc.	1,689,548
25,000	@	Warner Music Group Corp.	140,750
6,340	@	West Marine, Inc.	67,077
64,220	@	Wet Seal, Inc.	237,614
6,590		Weyco Group, Inc.	161,389
19,980	@	Winnebago Industries	303,696
37,360		Wolverine World Wide, Inc.	1,191,037
14,380	L	World Wrestling Entertainment, Inc.	204,771
14,750	@, L	Zumiez, Inc.	396,333
			105,373,252
		Consumer Staples: 3.0%
5,490	L	Alico, Inc.	130,882
56,740	@	Alliance One International, Inc.	240,578
14,140		Andersons, Inc.	513,989
28,890		B&G Foods, Inc.	396,660
6,750	@	Boston Beer Co., Inc.	641,858
9,670		Calavo Growers, Inc.	222,894
11,600	L	Cal-Maine Foods, Inc.	366,328
27,170		Casey’s General Stores, Inc.	1,154,997
27,200	@	Central Garden & Pet Co.	268,736
28,220	@	Chiquita Brands International, Inc.	395,644
4,400		Coca-Cola Bottling Co. Consolidated	244,552
57,170	@	Darling International, Inc.	759,218
13,580		Diamond Foods, Inc.	722,184
24,100	@, L	Dole Food Co., Inc.	325,591
17,290	@	Elizabeth Arden, Inc.	397,843
6,960		Farmer Bros Co.	123,888
26,510		Fresh Del Monte Produce, Inc.	661,425
8,000	@	Fresh Market, Inc.	329,600
27,130	@	Hain Celestial Group, Inc.	734,138
46,980	@	Heckmann Corp.	236,309
15,660		Imperial Sugar Co.	209,374
10,540		Ingles Markets, Inc.	202,368
5,470		Inter Parfums, Inc.	103,110
10,220		J&J Snack Foods Corp.	493,013
15,130		Lancaster Colony Corp.	865,436
5,680	@	Medifast, Inc.	164,038
5,630		Nash Finch Co.	239,331
7,200	@	National Beverage Corp.	94,608
37,270		Nu Skin Enterprises, Inc.	1,127,790
7,500	@	Nutraceutical International Corp.	106,425
5,200		Oil-Dri Corp. of America	111,748
8,710	@	Pantry, Inc.	172,981
34,600	@	Pilgrim’s Pride Corp.	245,314
29,880	@	Prestige Brands Holdings, Inc.	357,066
11,260		Pricesmart, Inc.	428,218
340,900	@, L	Rite Aid Corp.	301,083
33,170		Ruddick Corp.	1,221,983
16,340	L	Sanderson Farms, Inc.	639,711
6,330	@	Seneca Foods Corp.	170,783
41,210	@	Smart Balance, Inc.	178,439
21,300		Snyders-Lance, Inc.	499,272
20,640		Spartan Stores, Inc.	349,848
12,400	@, L	Spectrum Brands Holdings, Inc.	386,508
42,250	@, L	Star Scientific, Inc.	82,388

11,240	@, L	Synutra International, Inc.	151,178
18,870		Tootsie Roll Industries, Inc.	546,664
25,010	@	TreeHouse Foods, Inc.	1,277,761
31,830	@	United Natural Foods, Inc.	1,167,524
16,070		Universal Corp.	654,049
5,150	@	USANA Health Sciences, Inc.	223,768
28,382	L	Vector Group Ltd.	491,576
3,210		Village Super Market	105,930
10,790		WD-40 Co.	434,621
8,200		Weis Markets, Inc.	330,706
38,200	@	Winn-Dixie Stores, Inc.	273,894
			23,275,820
		Energy: 6.1%
51,360	@	Allis-Chalmers Energy, Inc.	364,142
5,370		Apco Oil and Gas International, Inc.	308,775
12,900	@	Approach Resources, Inc.	297,990
26,670	@	ATP Oil & Gas Corp.	446,456
17,120	@	Basic Energy Services, Inc.	282,138
36,870		Berry Petroleum Co.	1,611,219
27,460	@	Bill Barrett Corp.	1,129,430
55,170	@, L	BPZ Energy, Inc.	262,609
83,380	@	Brigham Exploration Co.	2,271,271
26,630	@	Bristow Group, Inc.	1,260,931
64,280	@	Cal Dive International, Inc.	364,468
32,500	@	Callon Petroleum Co.	192,400
13,910		CARBO Ceramics, Inc.	1,440,241
18,100	@	Carrizo Oil & Gas, Inc.	624,269
49,230	@, L	Cheniere Energy, Inc.	271,750
3,400	@	Clayton Williams Energy, Inc.	285,498
24,340	@, L	Clean Energy Fuels Corp.	336,866
21,700	@	Cloud Peak Energy, Inc.	504,091
61,540	@	Complete Production Services, Inc.	1,818,507
9,220	@	Contango Oil & Gas Co.	534,115
25,020	L	Crosstex Energy, Inc.	221,677
15,900	@	CVR Energy, Inc.	241,362
9,070	@	Dawson Geophysical Co.	289,333
113,500	@, L	Delta Petroleum Corp.	86,260
34,450	@	DHT Maritime, Inc.	160,193
23,520	@	Dril-Quip, Inc.	1,827,974
11,450	@, L	Endeavour International Corp.	158,010
20,400	@	Energy Partners Ltd.	303,144
33,900	@	Energy XXI Bermuda Ltd.	938,013
41,190	@	FX Energy, Inc.	253,319
36,328	@, L	General Maritime Corp.	118,066
9,900	@	Georesources, Inc.	219,879
11,400	@	Global Geophysical Services, Inc.	118,332
67,660	@	Global Industries Ltd.	468,884
31,700	@, L	GMX Resources, Inc.	174,984
31,530	L	Golar LNG Ltd.	473,265
17,090	@, L	Goodrich Petroleum Corp.	301,468
6,590		Gulf Island Fabrication, Inc.	185,706
14,220	@	Gulfmark Offshore, Inc.	432,288
15,900	@	Gulfport Energy Corp.	344,235
22,800	@, L	Harvest Natural Resources, Inc.	277,476
71,800	@	Helix Energy Solutions Group, Inc.	871,652
72,090	@	Hercules Offshore, Inc.	249,431
17,340	@	Hornbeck Offshore Services, Inc.	362,059
71,390	@	International Coal Group, Inc.	552,559
85,680	@	ION Geophysical Corp.	726,566
19,590	@	James River Coal Co.	496,215
93,010	@	Key Energy Services, Inc.	1,207,270
9,840	@, L	Knightsbridge Tankers Ltd.	219,137
71,200	@, L	Kodiak Oil & Gas Corp.	469,920
13,900	@, L	L&L Energy, Inc.	150,120
20,620		Lufkin Industries, Inc.	1,286,482
50,500	@	Magnum Hunter Resources Corp.	363,600
17,160	@	Matrix Service Co.	209,009
46,070	@	McMoRan Exploration Co.	789,640
12,400	@	Miller Petroleum, Inc.	64,480
9,310	@	Natural Gas Services Group, Inc.	176,052
54,440	@, L	Newpark Resources	335,350
30,880	L	Nordic American Tanker Shipping	803,498
22,720	@	Northern Oil And Gas, Inc.	618,211
24,700	@	Oasis Petroleum, Inc.	669,864
16,000	L	Overseas Shipholding Group	566,720
2,150	@	OYO Geospace Corp.	213,087
4,990		Panhandle Oil and Gas, Inc.	136,826
44,900	@	Parker Drilling Co.	205,193
45,200	@	Patriot Coal Corp.	875,524
29,280		Penn Virginia Corp.	492,490
13,110	@	Petroleum Development Corp.	553,373
32,110	@	Petroquest Energy, Inc.	241,788
9,060	@	PHI, Inc.	170,690
31,800	@	Pioneer Drilling Co.	280,158
20,600	@	Resolute Energy Corp.	304,056
22,830	@	Rex Energy Corp.	311,630
4,630	@	Rex Stores Corp.	71,117
30,120	@	Rosetta Resources, Inc.	1,133,717
32,235		RPC, Inc.	584,098
25,440		Ship Finance International Ltd.	547,469
24,480	@	Stone Energy Corp.	545,659
22,960	@	Swift Energy Co.	898,884
43,420	@	Syntroleum Corp.	80,327
12,590	@	T-3 Energy Services, Inc.	501,460
15,740	@, L	Teekay Tankers Ltd.	194,232
17,600	@	Tesco Corp.	279,488
48,170	@	Tetra Technologies, Inc.	571,778
119,100	@	TransAtlantic Petroleum Ltd.	396,603
37,190	@, L	Uranium Energy Corp.	224,628

74,830	@	USEC, Inc.	450,477
39,070	@	Vaalco Energy, Inc.	279,741
75,050	@	Vantage Drilling Co.	152,352
12,290	@	Venoco, Inc.	226,751
17,240	L	W&T Offshore, Inc.	308,079
56,220	@	Warren Resources, Inc.	254,114
44,180	@, L	Western Refining, Inc.	467,424
18,600	@	Willbros Group, Inc.	182,652
42,840		World Fuel Services Corp.	1,549,094
			47,073,828
		Financials: 13.2%
12,350		1st Source Corp.	249,964
11,800		Abington Bancorp, Inc.	140,774
36,060		Advance America Cash Advance Centers, Inc.	203,378
69,080		Alterra Capital Holdings Ltd.	1,494,891
235,390	@	American Capital Ltd.	1,779,548
37,420		American Equity Investment Life Holding Co.	469,621
6,300	@	American Safety Insurance Holdings Ltd.	134,694
17,005		Ameris Bancorp.	179,233
13,720	@	Amerisafe, Inc.	240,100
12,630		Amtrust Financial Services, Inc.	221,025
127,110		Apollo Investment Corp.	1,407,108
19,390		Argo Group International Holdings Ltd.	726,156
4,600		Arlington Asset Investment Corp.	110,354
5,484		Arrow Financial Corp.	150,865
19,600		Artio Global Investors, Inc.	289,100
63,980		Astoria Financial Corp.	889,962
5,280	@	Avatar Holdings, Inc.	104,650
5,950		Bancfirst Corp.	245,081
19,180		Banco Latinoamericano de Exportaciones S.A.	354,063
11,150	@	Bancorp, Inc.	113,396
27,650		Bank Mutual Corp.	132,167
1,870		Bank of Marin Bancorp	65,450
10,240	L	Bank of the Ozarks, Inc.	443,904
22,500		BankFinancial Corp.	219,375
22,050	@	Beneficial Mutual Bancorp, Inc.	194,702
9,610		Berkshire Hills Bancorp., Inc.	212,381
28,440		BGC Partners, Inc.	236,336
44,950		BlackRock Kelso Capital Corp.	497,147
7,600	@	BofI Holding, Inc.	117,876
31,200		Boston Private Financial Holdings, Inc.	204,360
3,630		Bridge Bancorp, Inc.	89,480
28,740	L	Brookline Bancorp., Inc.	311,829
10,700	L	Bryn Mawr Bank Corp.	186,715
10,370		Calamos Asset Management, Inc.	145,180
5,540		Camden National Corp.	200,714
2,120		Capital Southwest Corp.	220,056
20,490		Cardinal Financial Corp.	238,299
22,480		Cash America International, Inc.	830,186
50,120		Cathay General Bancorp.	837,004
19,370		Centerstate Banks of Florida, Inc.	153,410
16,530		Chemical Financial Corp.	366,140
5,360		Citizens & Northern Corp.	79,650
246,800	@	Citizens Banking Corp.	151,782
21,770	@, L	Citizens, Inc.	162,187
11,340		City Holding Co.	410,848
17,100		Clifton Savings Bancorp, Inc.	184,851
6,170	@	CNA Surety Corp.	146,106
6,560	L	CNB Financial Corp.	97,154
127,000	@	CNO Financial Group, Inc.	861,060
39,510	L	CoBiz Financial, Inc.	240,221
8,770		Cohen & Steers, Inc.	228,897
26,130		Columbia Banking System, Inc.	550,298
22,090		Community Bank System, Inc.	613,439
11,690		Community Trust Bancorp., Inc.	338,542
17,930		Compass Diversified Trust	317,182
25,024	@	CompuCredit Holdings Corp.	174,668
2,820		Consolidated-Tomoka Land Co.	81,498
30,800	@	Cowen Group, Inc.	143,528
4,750	@	Credit Acceptance Corp.	298,158
54,120	L	CVB Financial Corp.	469,220
12,780		Danvers Bancorp, Inc.	225,823
27,440		Delphi Financial Group	791,370
18,110		Dime Community Bancshares	264,225
16,640	@	Dollar Financial Corp.	476,403
9,800		Donegal Group, Inc.	141,904
12,380		Duff & Phelps Corp.	208,727
11,400	@	Eagle Bancorp, Inc.	164,502
13,580	@	eHealth, Inc.	192,700
3,800		EMC Insurance Group, Inc.	86,032
28,830		Employers Holdings, Inc.	503,948
12,260	@	Encore Capital Group, Inc.	287,497
4,120	@	Enstar Group Ltd.	348,470
11,450		Enterprise Financial Services Corp.	119,767
10,860		Epoch Holding Corp.	168,656
8,910		ESB Financial Corp.	144,698
8,150	L	ESSA Bancorp, Inc.	107,743
10,730		Evercore Partners, Inc.	364,820
30,460	@	Ezcorp, Inc.	826,380
9,170		FBL Financial Group, Inc.	262,904
13,990	@	FBR Capital Markets Corp.	53,442
6,200		Federal Agricultural Mortgage Corp.	101,184
31,070		Fifth Street Finance Corp.	377,190
3,000		Financial Institutions, Inc.	56,910
75,000		First American Financial Corp.	1,120,500
10,690		First Bancorp.	163,664
37,730		First Busey Corp.	177,331
20,250	@	First Cash Financial Services, Inc.	627,548
51,620		First Commonwealth Financial Corp.	365,470

6,800		First Community Bancshares, Inc.	101,592
38,580		First Financial Bancorp.	712,958
15,510	L	First Financial Bankshares, Inc.	793,802
9,330		First Financial Corp.	327,856
9,600		First Financial Holdings, Inc.	110,496
73,050	@	First Marblehead Corp.	158,519
19,520		First Merchants Corp.	172,947
48,830		First Midwest Bancorp., Inc.	562,522
3,070		First of Long Island Corp.	88,754
76,114		FirstMerit Corp.	1,506,296
37,460	@	Flagstar Bancorp, Inc.	61,060
31,760		Flagstone Reinsurance Holdings S.A.	400,176
21,000		Flushing Financial Corp.	294,000
69,066		FNB Corp.	678,228
22,170	@	Forestar Real Estate Group, Inc.	427,881
8,565	@	Fpic Insurance Group, Inc.	316,562
4,740		GAMCO Investors, Inc.	227,567
42,310		GFI Group, Inc.	198,434
46,060		Glacier Bancorp., Inc.	695,967
19,640		Gladstone Capital Corp.	226,253
9,250		Gladstone Investment Corp.	70,763
43,530	@	Gleacher & Co., Inc.	103,166
6,193	@	Global Indemnity PLC	126,647
10,390		Great Southern Bancorp., Inc.	245,100
20,050	@	Greenlight Capital Re Ltd.	537,541
11,300	@	Hallmark Financial Services, Inc.	102,830
17,770		Hancock Holding Co.	619,462
72,700	@	Hanmi Financial Corp.	83,605
6,860		Harleysville Group, Inc.	252,036
8,220		Heartland Financial USA, Inc.	143,521
29,955		Hercules Technology Growth Capital, Inc.	310,334
4,690	@	Heritage Financial Corp.	65,285
24,220	@	Hilltop Holdings, Inc.	240,262
13,624		Home Bancshares, Inc.	300,137
5,760		Home Federal Bancorp, Inc.	70,675
27,070		Horace Mann Educators Corp.	488,343
5,830		Hudson Valley Holding Corp.	144,351
16,690		IBERIABANK Corp.	986,880
12,300		Independent Bank Corp.	332,715
8,150		Infinity Property & Casualty Corp.	503,670
7,955	@	International Assets Holding Corp.	187,738
36,130		International Bancshares Corp.	723,684
19,850	@	Internet Capital Group, Inc.	282,267
29,300	@	Investment Technology Group, Inc.	479,641
28,750	@	Investors Bancorp, Inc.	377,200
4,981		Kansas City Life Insurance Co.	164,522
22,770		KBW, Inc.	635,738
10,000		Kearny Financial Corp.	86,000
11,400	@	Kennedy-Wilson Holdings, Inc.	113,886
60,200	@	Knight Capital Group, Inc.	830,158
36,520	@	LaBranche & Co., Inc.	131,472
14,310		Lakeland Bancorp, Inc.	156,981
11,870		Lakeland Financial Corp.	254,730
4,955	L	Life Partners Holdings, Inc.	94,789
44,200		Maiden Holdings Ltd.	347,412
8,350		Main Street Capital Corp.	151,887
17,320		MainSource Financial Group, Inc.	180,301
19,070		MarketAxess Holdings, Inc.	396,847
35,000		MB Financial Corp.	606,200
49,200		MCG Capital Corp.	342,924
32,000		Meadowbrook Insurance Group, Inc.	328,000
10,500		Medallion Financial Corp.	86,100
5,370		Merchants Bancshares, Inc.	147,997
4,030	@	Metro Bancorp, Inc.	44,370
52,600	@	MF Global Holdings, Ltd.	439,736
145,050	@, L	MGIC Investment Corp.	1,478,060
6,200		Midsouth Bancorp, Inc.	95,232
44,460		Montpelier Re Holdings Ltd.	886,532
15,150		MVC Capital, Inc.	221,190
20,150	@	Nara Bancorp., Inc.	197,873
3,320	L	National Bankshares, Inc.	104,547
30,280	@	National Financial Partners Corp.	405,752
8,590		National Interstate Corp.	183,826
83,910		National Penn Bancshares, Inc.	673,797
1,365		National Western Life Insurance Co.	227,573
7,630	@	Navigators Group, Inc.	384,171
23,030		NBT Bancorp., Inc.	556,175
17,900		Nelnet, Inc.	424,051
72,840		NewAlliance Bancshares, Inc.	1,091,143
14,100	@	NewStar Financial, Inc.	149,037
13,070		NGP Capital Resources Co.	120,244
10,180		Northfield Bancorp, Inc.	135,598
80,070		Northwest Bancshares, Inc.	941,623
16,470		OceanFirst Financial Corp.	211,969
49,850	@	Ocwen Financial Corp.	475,569
59,130		Old National Bancorp.	703,056
15,600	@	OmniAmerican Bancorp, Inc.	211,380
4,660		Oppenheimer Holdings, Inc.	122,139
26,050	@	OptionsXpress Holdings, Inc.	408,204
19,950		Oriental Financial Group	249,176
51,975		Oritani Financial Corp.	636,174
5,770		Orrstown Financial Services, Inc.	158,156
17,540		PacWest Bancorp	375,005
7,460	L	Park National Corp.	542,118
19,430		PennantPark Investment Corp.	237,823
12,120		Peoples Bancorp., Inc.	189,678
34,490	@	PHH Corp.	798,444
82,010	@	Phoenix Cos., Inc.	208,305
13,790	@	Pico Holdings, Inc.	438,522

22,880	@, L	Pinnacle Financial Partners, Inc.	310,710
12,630	@	Piper Jaffray Cos.	442,176
32,440		Platinum Underwriters Holdings Ltd.	1,458,827
97,550	@	PMI Group, Inc.	321,915
11,520	@	Portfolio Recovery Associates, Inc.	866,304
15,080		Presidential Life Corp.	149,744
16,500		Primerica, Inc.	400,125
24,710	@, L	Primus Guaranty Ltd.	125,527
25,820		PrivateBancorp, Inc.	371,292
23,640	@	ProAssurance Corp.	1,432,584
40,090		Prospect Capital Corp.	432,972
33,400		Prosperity Bancshares, Inc.	1,311,952
39,470		Provident Financial Services, Inc.	597,181
26,820		Provident New York Bancorp	281,342
95,700		Radian Group, Inc.	772,299
15,130	L	Renasant Corp.	255,848
5,760	L	Republic Bancorp., Inc.	136,800
29,200		Retail Opportunity Investments	289,372
11,590	L	RLI Corp.	609,286
9,356		Rockville Financial, Inc.	114,330
12,270		Roma Financial Corp.	130,062
15,960	L	S&T Bancorp, Inc.	360,536
14,793	@	Safeguard Scientifics, Inc.	252,664
9,120		Safety Insurance Group, Inc.	433,838
17,040		Sandy Spring Bancorp, Inc.	314,047
7,680		SCBT Financial Corp.	251,520
12,220		SeaBright Insurance Holdings, Inc.	112,668
38,490		Selective Insurance Group	698,594
8,250		Sierra Bancorp.	88,523
29,300	@	Signature Bank	1,465,000
11,710		Simmons First National Corp.	333,735
5,200		Solar Capital Ltd.	128,856
9,692		Southside Bancshares, Inc.	204,210
12,040	@	Southwest Bancorp., Inc.	149,296
10,180		State Auto Financial Corp.	177,336
16,800		State Bancorp, Inc.	155,400
12,870		StellarOne Corp.	187,130
19,150		Sterling Bancorp.	200,501
63,750		Sterling Bancshares, Inc.	447,525
12,100	L	Stewart Information Services Corp.	139,513
21,390	@	Stifel Financial Corp.	1,327,036
3,100		Student Loan Corp.	100,564
8,030		Suffolk Bancorp	198,180
93,520		Susquehanna Bancshares, Inc.	905,274
29,160	@	SVB Financial Group	1,546,938
16,930		SWS Group, Inc.	85,497
8,140	L	SY Bancorp., Inc.	199,837
8,390	@	Tejon Ranch Co.	231,145
6,850		Territorial Bancorp, Inc.	136,384
19,840	@	Texas Capital Bancshares, Inc.	421,997
20,100		TICC Capital Corp.	225,321
4,706		Tompkins Financial Corp.	184,287
6,920		Tower Bancorp, Inc.	152,517
26,254		Tower Group, Inc.	671,577
16,760		TowneBank	266,316
38,300	@, L	TradeStation Group, Inc.	258,525
14,100	L	Triangle Capital Corp.	267,900
10,490		Trico Bancshares	169,414
50,950		Trustco Bank Corp.	323,023
45,150		Trustmark Corp.	1,121,526
21,610		UMB Financial Corp.	895,086
82,460		Umpqua Holdings Corp.	1,004,363
12,870		Union First Market Bankshares Corp.	190,219
25,380	L	United Bankshares, Inc.	741,096
51,808	@	United Community Banks, Inc.	101,026
9,440		United Financial Bancorp, Inc.	144,149
18,720		United Fire & Casualty Co.	417,830
11,660	L	Univest Corp. of Pennsylvania	223,522
11,956		ViewPoint Financial Group	139,766
6,380	@	Virtus Investment Partners	289,461
12,000		Washington Banking Co.	164,520
12,010		Washington Trust Bancorp, Inc.	262,779
47,860		Webster Financial Corp.	942,842
17,170		WesBanco, Inc.	325,543
11,720	@	West BanCorp., Inc.	91,299
22,370		Westamerica Bancorp.	1,240,864
40,140	@, L	Western Alliance Bancorp.	295,430
24,260		Westfield Financial, Inc.	224,405
4,380		Westwood Holdings Group, Inc.	175,025
63,800		Whitney Holding Corp.	902,770
14,150		Wilshire Bancorp., Inc.	107,823
21,240	L	Wintrust Financial Corp.	701,557
10,760	@, L	World Acceptance, Corp.	568,128
5,980		WSFS Financial Corp.	283,691
			101,445,678
		Health Care: 11.9%
12,380	@	Abaxism, Inc.	332,403
20,380	@	Abiomed, Inc.	195,852
40,486	@	Accelrys, Inc.	336,034
30,170	@	Accuray, Inc.	203,648
26,460	@	Acorda Therapeutics, Inc.	721,300
9,430	@	Affymax, Inc.	62,710
41,500	@	Affymetrix, Inc.	208,745
6,920	@	Air Methods Corp.	389,388
27,350	@	Akorn, Inc.	166,015
17,450	@	Albany Molecular Research, Inc.	98,069
39,250	@	Align Technology, Inc.	766,945
64,770	@	Alkermes, Inc.	795,376
17,810	@	Alliance Imaging, Inc.	75,514

41,930	@	Allos Therapeutics, Inc.	193,297
5,970	@	Almost Family, Inc.	229,367
24,250	@, L	Alnylam Pharmaceuticals, Inc.	239,105
49,740	@	Alphatec Holdings, Inc.	134,298
14,540	@	AMAG Pharmaceuticals, Inc.	263,174
20,490	@	Amedisys, Inc.	686,415
9,350		America Service Group, Inc.	141,559
12,220	@	American Dental Partners, Inc.	165,092
52,360	@	American Medical Systems Holdings, Inc.	987,510
37,250	@	AMERIGROUP Corp.	1,636,020
21,210	@	AMN Healthcare Services, Inc.	130,229
20,440	@	Amsurg Corp.	428,218
7,900		Analogic Corp.	391,129
18,200	@	Angiodynamics, Inc.	279,734
10,180	@	Ardea Biosciences, Inc.	264,680
58,000	@, L	Arena Pharmaceuticals, Inc.	99,760
65,700	@	Ariad Pharmaceuticals, Inc.	335,070
22,670	@	Arqule, Inc.	133,073
40,930	@	Array Biopharma, Inc.	122,381
16,700	@	Arthrocare Corp.	518,702
6,110	@	Assisted Living Concepts, Inc.	198,758
22,380	@	Athenahealth, Inc.	917,132
830		Atrion Corp.	148,952
26,020	@, L	Auxilium Pharmaceuticals, Inc.	549,022
55,000	@	AVANIR Pharmaceuticals, Inc.	224,400
100,000	@, L	AVI BioPharma, Inc.	212,000
17,990	@	BioCryst Pharmaceuticals, Inc.	93,008
13,462	@	BioMimetic Therapeutics, Inc.	170,967
12,740	@	Bio-Reference Labs, Inc.	282,573
27,610	@	BioScrip, Inc.	144,400
21,550	@	BMP Sunstone Corp.	213,561
45,230	@	Bruker BioSciences Corp.	750,818
18,530	@, L	Cadence Pharmaceuticals, Inc.	139,902
31,080	@	Cambrex Corp.	160,684
7,200		Cantel Medical Corp.	168,480
28,980	@	Capital Senior Living Corp.	194,166
18,800	@	CardioNet, Inc.	87,984
25,630	@	Catalyst Health Solutions, Inc.	1,191,539
49,970	@	Celera Corp.	314,811
26,200	@, L	Celldex Therapeutics, Inc.	107,944
30,240	@	Centene Corp.	766,282
37,500	@	Cepheid, Inc.	853,125
14,490		Chemed Corp.	920,260
9,570	@	Chindex International, Inc.	157,809
12,980	@, L	Clinical Data, Inc.	206,512
9,800	@	Codexis, Inc.	103,880
7,330		Computer Programs & Systems, Inc.	343,337
21,630	@	Conceptus, Inc.	298,494
19,740	@	Conmed Corp.	521,728
4,000	@	Corvel Corp.	193,400
19,260	@	Cross Country Healthcare, Inc.	163,132
25,450	@	CryoLife, Inc.	137,939
40,170	@, L	Cubist Pharmaceuticals, Inc.	859,638
50,950	@	Curis, Inc.	100,881
13,090	@	Cutera, Inc.	108,516
16,990	@	Cyberonics	527,030
14,180	@	Cynosure, Inc.	145,061
45,000	@	Cytokinetics, Inc.	94,050
20,900	@	Cytori Therapeutics, Inc.	108,471
23,320	@, L	Delcath Systems, Inc.	228,536
48,400	@	Depomed, Inc.	307,824
30,280	@	DexCom, Inc.	413,322
12,700	@	Dionex Corp.	1,498,727
51,010	@	Durect Corp.	175,985
43,010	@	Dyax Corp.	92,041
49,200	@	Dynavax Technologies Corp.	157,440
11,570	@	Emergent Biosolutions, Inc.	271,432
11,880	@, L	Emeritus Corp.	234,155
37,130	@	Endologix, Inc.	265,480
7,220		Ensign Group, Inc.	179,561
10,730	@	Enzo Biochem, Inc.	56,654
33,350	@	Enzon Pharmaceuticals, Inc.	405,870
29,370	@	eResearch Technology, Inc.	215,870
10,400	@	Eurand NV	123,032
10,610	@	Exactech, Inc.	199,680
69,950	@	Exelixis, Inc.	574,290
10,000	@	Furiex Pharmaceuticals, Inc.	144,500
9,530	@, L	Genomic Health, Inc.	203,847
11,650	@	Genoptix, Inc.	221,583
17,440	@	Gentiva Health Services, Inc.	463,904
59,210	@, L	Geron Corp.	306,116
15,380	@	Greatbatch, Inc.	371,427
19,490	@	Haemonetics Corp.	1,231,378
39,860	@, L	Halozyme Therapeutics, Inc.	315,691
18,040	@	Hanger Orthopedic Group, Inc.	382,268
68,830	@, L	Hansen Medical, Inc.	101,180
64,420	@	Healthsouth Corp.	1,334,138
38,270	@	Healthspring, Inc.	1,015,303
24,420	@	Healthways, Inc.	272,527
6,363	@, L	HeartWare International, Inc.	557,208
7,360	@, L	Hi-Tech Pharmacal Co., Inc.	183,632
19,020	@	HMS Holdings Corp.	1,231,925
6,680	@	ICU Medical, Inc.	243,820
29,200	@	Idenix Pharmaceuticals, Inc.	147,168
50,240	@	Immucor, Inc.	996,259
34,560	@, L	Immunogen, Inc.	320,026
50,550	@, L	Immunomedics, Inc.	180,969
42,680	@	Impax Laboratories, Inc.	858,295
57,340	@, L	Incyte Corp.	949,550

37,470	@	Inspire Pharmaceuticals, Inc.	314,748
20,050	@	Insulet Corp.	310,775
13,030	@	Integra LifeSciences Holdings Corp.	616,319
20,170	@, L	InterMune, Inc.	734,188
19,760		Invacare Corp.	595,962
12,270	@	IPC The Hospitalist Co., Inc.	478,653
11,390	@	IRIS International, Inc.	116,520
17,600	@	Ironwood Pharmaceuticals, Inc.	182,160
51,120	@, L	Isis Pharmaceuticals, Inc.	517,334
14,300	@	Jazz Pharmaceuticals, Inc.	281,424
12,750	@	Kendle International, Inc.	138,848
9,140	@	Kensey Nash Corp.	254,366
28,100	@, L	Keryx Biopharmaceuticals, Inc.	128,698
26,600	@	Kindred Healthcare, Inc.	488,642
7,180		Landauer, Inc.	430,585
19,460	@	LCA-Vision, Inc.	111,895
141,100	@	Lexicon Genetics, Inc.	203,184
7,110	@	LHC Group, Inc.	213,300
12,355	@	Ligand Pharmaceuticals, Inc.	110,207
22,680	@	Luminex Corp.	414,590
22,900	@	Magellan Health Services, Inc.	1,082,712
18,100	@, L	MAKO Surgical Corp.	275,482
37,610	@, L	MannKind Corp.	303,137
6,100	@	MAP Pharmaceuticals, Inc.	102,114
20,910	@	Martek Biosciences Corp.	654,483
37,310	@	Masimo Corp.	1,084,602
24,830	@	MedAssets, Inc.	501,318
24,150	@	Medcath Corp.	336,893
8,160	@	Medical Action Industries, Inc.	78,173
28,440	@	Medicines Co.	401,857
41,600		Medicis Pharmaceutical Corp.	1,114,464
10,900	@	Medidata Solutions, Inc.	260,292
19,440	@	Medivation, Inc.	294,905
14,840	@	MELA Sciences, Inc.	49,714
46,600	@	Merge Healthcare, Inc.	173,818
28,990		Meridian Bioscience, Inc.	671,408
15,610	@	Merit Medical Systems, Inc.	247,106
18,380	@, L	Metabolix, Inc.	223,685
35,400	@	Metropolitan Health Networks, Inc.	158,238
55,210	@	Micromet, Inc.	448,305
8,240	@	Molina Healthcare, Inc.	229,484
22,060	@, L	Momenta Pharmaceuticals, Inc.	330,238
8,390	@	MWI Veterinary Supply, Inc.	529,829
37,520	@	Nabi Biopharmaceuticals	217,241
5,170		National Healthcare Corp.	239,216
19,430	@	Natus Medical, Inc.	275,517
65,770	@	Nektar Therapeutics	845,145
15,215	@	Neogen Corp.	624,271
33,100	@, L	Neostem, Inc.	46,671
26,620	@	Neurocrine Biosciences, Inc.	203,377
5,880	@, L	NeurogesX, Inc.	37,397
49,940	@	Novavax, Inc.	121,354
28,070	@	NPS Pharmaceuticals, Inc.	221,753
26,880	@, L	NuVasive, Inc.	689,472
16,670	@	NxStage Medical, Inc.	414,750
9,290	@	Obagi Medical Products, Inc.	107,300
25,670	@	Omnicell, Inc.	370,932
43,910	@, L	Onyx Pharmaceuticals, Inc.	1,618,962
20,050	@	Opko Health, Inc.	73,584
19,040	@	Optimer Pharmaceuticals, Inc.	215,342
36,250	@	OraSure Technologies, Inc.	208,438
23,350	@, L	Orexigen Therapeutics, Inc.	188,668
10,680	@	Orthofix International NV	309,720
9,910	@	Osiris Therapeutics, Inc.	77,199
43,580		Owens & Minor, Inc.	1,282,559
28,830	@	Pain Therapeutics, Inc.	194,603
22,360	@	Palomar Medical Technologies, Inc.	317,736
23,520	@	Par Pharmaceutical Cos., Inc.	905,755
39,560	@	Parexel International Corp.	839,859
81,930	@	PDL BioPharma, Inc.	510,424
64,400	@	Peregrine Pharmaceuticals, Inc.	148,120
21,600	@	Pharmacyclics, Inc.	131,328
19,580	@	Pharmasset, Inc.	849,968
19,710	@	PharMerica Corp.	225,680
15,610	@	Pozen, Inc.	103,807
19,610	@	Progenics Pharmaceuticals, Inc.	107,071
5,230	@	Providence Service Corp.	84,046
39,330	@	PSS World Medical, Inc.	888,858
38,400	@, L	Pure Bioscience	85,248
11,740		Quality Systems, Inc.	819,687
39,230	@	Questcor Pharmaceuticals, Inc.	577,858
13,650	@, L	Quidel Corp.	197,243
16,680	@	RehabCare Group, Inc.	395,316
29,150	@, L	Rigel Pharmaceuticals, Inc.	219,500
11,100	@	Rochester Medical Corp.	121,212
63,290	@	RTI Biologics, Inc.	168,984
39,030	@	Salix Pharmaceuticals Ltd.	1,832,849
36,360	@	Sangamo Biosciences, Inc.	241,430
33,500	@	Santarus, Inc.	109,545
42,440	@, L	Savient Pharmaceuticals, Inc.	472,782
51,070	@, L	Seattle Genetics, Inc.	763,497
23,800	@	Select Medical Holdings Corp.	173,978
41,450	@, L	Sequenom, Inc.	332,429
20,920	@, L	SIGA Technologies, Inc.	292,880
26,130	@	Sirona Dental Systems, Inc.	1,091,711
12,910	@	Skilled Healthcare Group, Inc.	115,932
27,200	@, L	Somaxon Pharmaceuticals, Inc.	85,680
12,120	@	SonoSite, Inc.	382,992
19,920	@	Spectranetics Corp.	102,787

28,340	@	Spectrum Pharmaceuticals, Inc.	194,696
75,420	@	StemCells, Inc.	81,454
22,070	@, L	Stereotaxis, Inc.	84,528
38,820		Steris Corp.	1,415,377
9,400	@	Sun Healthcare Group, Inc.	119,004
30,350	@	Sunrise Senior Living, Inc.	165,408
63,930	@	SuperGen, Inc.	167,497
10,170	@, L	SurModics, Inc.	120,718
20,090	@	Symmetry Medical, Inc.	185,833
20,600	@	Syneron Medical Ltd.	209,914
6,000	@	Synovis Life Technologies, Inc.	96,660
16,200	@	Targacept, Inc.	429,300
9,300	@	Team Health Holdings, Inc.	144,522
41,810	@	Theravance, Inc.	1,048,177
43,890	@	TomoTherapy, Inc.	158,443
12,770	@	Triple-S Management Corp.	243,652
16,920	@	Universal American Financial Corp.	346,014
5,700	@	US Physical Therapy, Inc.	112,974
17,950	@	Vanda Pharmaceuticals, Inc.	169,807
12,500	@	Vascular Solutions, Inc.	146,500
44,100	@, L	Vical, Inc.	89,082
50,190	@	Viropharma, Inc.	869,291
10,560	@	Vital Images, Inc.	147,629
53,870	@	Vivus, Inc.	504,762
28,510	@	Volcano Corp.	778,608
26,400	@	WellCare Health Plans, Inc.	797,808
24,080		West Pharmaceutical Services, Inc.	992,096
22,900	@	Wright Medical Group, Inc.	355,637
18,240	@, L	Xenoport, Inc.	155,405
6,100		Young Innovations, Inc.	195,261
54,800	@	Zalicus, Inc.	86,584
14,110	@	Zoll Medical Corp.	525,315
			91,656,345
		Industrials: 15.9%
12,710	@, L	3D Systems Corp.	400,238
49,100	@, L	A123 Systems, Inc.	468,414
8,710		AAON, Inc.	245,709
23,920	@	AAR Corp.	657,082
35,650		ABM Industries, Inc.	937,595
16,880	@	Acacia Research - Acacia Technologies	437,867
47,160	@	ACCO Brands Corp.	401,803
44,440		Actuant Corp.	1,182,993
31,450		Acuity Brands, Inc.	1,813,722
14,080		Administaff, Inc.	412,544
42,940	@	Advanced Battery Technologies, Inc.	165,319
9,780	@	Advisory Board Co.	465,821
9,860	@	Aerovironment, Inc.	264,544
30,280	@	Air Transport Services Group, Inc.	239,212
30,740	@	Aircastle Ltd.	321,233
85,380	@	Airtran Holdings, Inc.	630,958
5,300		Alamo Group, Inc.	147,446
26,360	@	Alaska Air Group, Inc.	1,494,348
15,690		Albany International Corp.	371,696
10,100	@, L	Allegiant Travel Co.	497,324
17,330	@	Altra Holdings, Inc.	344,174
6,030	@	Amerco, Inc.	579,121
6,500	@	American Railcar Industries, Inc.	143,845
27,400	@	American Reprographics Co.	207,966
6,060		American Science & Engineering, Inc.	516,494
34,760	@	American Superconductor Corp.	993,788
7,140		American Woodmark Corp.	175,216
6,520		Ameron International Corp.	497,932
4,570		Ampco-Pittsburgh Corp.	128,189
23,775		AO Smith Corp.	905,352
25,120	@	APAC Customer Services, Inc.	152,478
18,900		Apogee Enterprises, Inc.	254,583
26,410		Applied Industrial Technologies, Inc.	857,797
8,200		Applied Signal Technology, Inc.	310,698
12,100		Arkansas Best Corp.	331,782
66,330	@	ArvinMeritor, Inc.	1,361,092
15,610	@	Astec Industries, Inc.	505,920
17,770	@	Atlas Air Worldwide Holdings, Inc.	992,099
76,030	@, L	Avis Budget Group, Inc.	1,183,027
8,160		AZZ, Inc.	326,482
9,920		Badger Meter, Inc.	438,662
32,240		Baldor Electric Co.	2,032,410
35,600		Barnes Group, Inc.	735,852
6,900		Barrett Business Services, Inc.	107,295
27,680	@	Beacon Roofing Supply, Inc.	494,642
28,750		Belden CDT, Inc.	1,058,575
32,850	@	Blount International, Inc.	517,716
7,750	@	BlueLinx Holdings, Inc.	28,365
36,720		Brady Corp.	1,197,439
27,670		Briggs & Stratton Corp.	544,822
29,800		Brink’s Co.	801,024
69,140	@, L	Broadwind Energy, Inc.	159,713
33,460	@	Builders FirstSource, Inc.	65,916
7,500	@	CAI International, Inc.	147,000
136,800	@	Capstone Turbine Corp.	131,301
5,430		Cascade Corp.	256,730
34,080	@	CBIZ, Inc.	212,659
6,600		CDI Corp.	122,694
13,870	@	Celadon Group, Inc.	205,137
36,930	@	Cenveo, Inc.	197,206
15,480	@	Ceradyne, Inc.	488,084
19,350	@	Chart Industries, Inc.	653,643
11,730		CIRCOR International, Inc.	495,944
36,230		Clarcor, Inc.	1,553,905
16,670	@	Clean Harbors, Inc.	1,401,614

16,980	@, L	Colfax Corp.	312,602
10,040	@	Columbus McKinnon Corp.	204,013
27,680		Comfort Systems USA, Inc.	364,546
17,300	@	Commercial Vehicle Group, Inc.	281,125
7,450	@	Consolidated Graphics, Inc.	360,804
21,880		Corporate Executive Board Co.	821,594
12,800	@	CoStar Group, Inc.	736,768
7,420		Courier Corp.	115,158
6,610	@	CRA International, Inc.	155,401
9,620		Cubic Corp.	453,583
31,660		Curtiss-Wright Corp.	1,051,112
33,150		Deluxe Corp.	763,113
18,570	@	DigitalGlobe, Inc.	588,855
12,110	@	Dolan Media Co.	168,571
20,110	@	Dollar Thrifty Automotive Group	950,399
4,360		Ducommun, Inc.	94,961
15,760	@	Dycom Industries, Inc.	232,460
9,760	@	Dynamex, Inc.	241,658
13,560		Dynamic Materials Corp.	306,049
43,260	@	Eagle Bulk Shipping, Inc.	215,435
44,210	@	EMCOR Group, Inc.	1,281,206
13,810		Encore Wire Corp.	346,355
32,450	@	Ener1, Inc.	122,986
22,510	@, L	Energy Recovery, Inc.	82,387
51,060		Energy Solutions, Inc.	284,404
13,230	@, L	Enernoc, Inc.	316,329
38,210	@	EnerSys	1,227,305
17,720		Ennis, Inc.	303,012
12,640	@	EnPro Industries, Inc.	525,318
15,900		ESCO Technologies, Inc.	601,656
18,280	@	Esterline Technologies Corp.	1,253,825
21,300	@, L	Excel Maritime Carriers Ltd.	119,919
8,290	@	Exponent, Inc.	311,124
42,840		Federal Signal Corp.	293,882
41,200	@	Flow International Corp.	168,508
25,060	@	Force Protection, Inc.	138,081
19,070		Forward Air Corp.	541,207
16,320		Franklin Electric Co., Inc.	635,174
7,000		Freightcar America, Inc.	202,580
10,730	@	Fuel Tech, Inc.	104,188
51,840	@	FuelCell Energy, Inc.	119,750
34,910	@	Furmanite Corp.	241,228
11,050		G&K Services, Inc.	341,556
14,500	@, L	Genco Shipping & Trading Ltd.	208,800
42,090	@	Gencorp, Inc.	217,605
10,200	@	Generac Holdings, Inc.	164,934
26,640	@	Genesee & Wyoming, Inc.	1,410,588
40,117	@	Geo Group, Inc.	989,285
12,430	@	GeoEye, Inc.	526,908
17,600	@	Gibraltar Industries, Inc.	238,832
9,290		Gorman-Rupp Co.	300,253
83,210	@	GrafTech International Ltd.	1,650,886
12,220		Graham Corp.	244,400
19,140		Granite Construction, Inc.	525,010
31,440		Great Lakes Dredge & Dock Corp.	231,713
15,070	@, L	Greenbrier Cos., Inc.	316,319
21,530	@	Griffon Corp.	274,292
20,360	@	H&E Equipment Services, Inc.	235,565
29,060	@	Hawaiian Holdings, Inc.	227,830
35,565		Healthcare Services Group	578,643
37,390		Heartland Express, Inc.	598,988
18,312		Heico Corp.	934,461
11,490		Heidrick & Struggles International, Inc.	329,189
11,420	@	Herley Industries, Inc.	197,794
43,300		Herman Miller, Inc.	1,095,490
66,860	@	Hexcel Corp.	1,209,497
32,620		HNI, Corp.	1,017,744
33,560		Horizon Lines, Inc.	146,657
13,790	L	Houston Wire & Cable Co.	185,338
26,960	@	HUB Group, Inc.	947,374
14,750	@	Huron Consulting Group, Inc.	390,138
10,350	@	ICF International, Inc.	266,202
16,910	@	II-VI, Inc.	783,948
16,740	@	Innerworkings, Inc.	109,647
25,890	@	Insituform Technologies, Inc.	686,344
12,330		Insteel Industries, Inc.	154,002
29,570		Interface, Inc.	462,771
22,200	@	Interline Brands, Inc.	505,494
3,830		International Shipholding Corp.	97,282
161,730	@, L	JetBlue Airways Corp.	1,069,035
18,070		John Bean Technologies Corp.	363,749
8,740	@	Kadant, Inc.	206,002
15,700		Kaman Corp.	456,399
23,000		Kaydon Corp.	936,560
15,530	@	Kelly Services, Inc.	291,964
25,030	@	Kforce, Inc.	404,985
22,980		Kimball International, Inc.	158,562
39,870		Knight Transportation, Inc.	757,530
31,440		Knoll, Inc.	525,991
27,630	@	Korn/Ferry International	638,529
10,050	@	LaBarge, Inc.	157,886
11,770	@	Ladish Co., Inc.	572,140
11,220	@	Layne Christensen Co.	386,192
7,410	@	LB Foster Co.	303,365
10,440	L	Lindsay Manufacturing Co.	620,449
7,400	@	LMI Aerospace, Inc.	118,326
15,520		LSI Industries, Inc.	131,299
8,440	@	M&F Worldwide Corp.	194,964
9,500		Marten Transport Ltd.	203,110

34,690	@	Mastec, Inc.	506,127
15,780		McGrath Rentcorp	413,752
32,910	@	Metalico, Inc.	193,511
9,230		Met-Pro Corp.	109,006
4,600	@	Michael Baker Corp.	143,060
11,376	@	Middleby Corp.	960,362
9,750		Miller Industries, Inc.	138,743
16,120		Mine Safety Appliances Co.	501,816
9,000	@	Mistras Group, Inc.	121,320
24,030	@	Mobile Mini, Inc.	473,151
31,650	@	Moog, Inc.	1,259,670
23,920		Mueller Industries, Inc.	782,184
106,940		Mueller Water Products, Inc.	445,940
14,090	@	MYR Group, Inc./Delaware	295,890
3,750		Nacco Industries, Inc.	406,388
3,860		National Presto Industries, Inc.	501,839
33,170	@	Navigant Consulting, Inc.	305,164
23,760		Nordson Corp.	2,183,069
6,510	@	Northwest Pipe Co.	156,435
29,715	@	Old Dominion Freight Line	950,583
20,780	@	On Assignment, Inc.	169,357
40,920	@	Orbital Sciences Corp.	700,960
16,710	@	Orion Marine Group, Inc.	193,836
34,300	@	Pacer International, Inc.	234,612
9,560	@	Pike Electric Corp.	82,025
8,770	@, L	PMFG, Inc.	143,828
16,970	@	Polypore International, Inc.	691,188
3,600	@	Powell Industries, Inc.	118,368
13,500		Primoris Services Corp.	128,790
17,000	@	Quality Distribution, Inc.	154,530
20,650		Quanex Building Products Corp.	391,731
13,300	@	RailAmerica, Inc.	172,235
8,940		Raven Industries, Inc.	426,349
13,200	@	RBC Bearings, Inc.	515,856
11,800	@	Republic Airways Holdings, Inc.	86,376
30,340		Resources Connection, Inc.	564,021
9,200	@	Roadrunner Transportation Systems, Inc.	133,032
18,120	L	Robbins & Myers, Inc.	648,334
55,140		Rollins, Inc.	1,089,015
34,720	@	RSC Holdings, Inc.	338,173
20,700	@	Rush Enterprises, Inc. - Class A	423,108
7,960	@	Saia, Inc.	132,056
36,430	@	SatCon Technology Corp.	163,935
7,500	@	Sauer-Danfoss, Inc.	211,875
8,740		Schawk, Inc.	179,869
11,460	@	School Specialty, Inc.	159,638
210		Seaboard Corp.	418,110
38,630	@	SFN Group, Inc.	377,029
25,110		Simpson Manufacturing Co., Inc.	776,150
39,410		Skywest, Inc.	615,584
11,140	@	Standard Parking Corp.	210,435
8,150		Standex International Corp.	243,767
38,200		Steelcase, Inc.	403,774
8,600	@	Sterling Construction Co., Inc.	112,144
6,990		Sun Hydraulics Corp.	264,222
22,720	@	SYKES Enterprises, Inc.	460,307
11,580		TAL International Group, Inc.	357,475
61,820	@	Taser International, Inc.	290,554
12,300	@	Team, Inc.	297,660
9,960	@	Tecumseh Products Co.	129,978
23,060	@	Teledyne Technologies, Inc.	1,013,948
12,180		Tennant Co.	467,834
40,950	@, L	Tetra Tech, Inc.	1,026,207
5,280	L	Textainer Group Holdings Ltd.	150,427
30,035		Titan International, Inc.	586,884
14,740	@, L	Titan Machinery, Inc.	284,482
18,910		Tredegar Corp.	366,476
9,250	@, L	Trex Co., Inc.	221,630
12,200	@	Trimas Corp.	249,612
9,530		Triumph Group, Inc.	852,077
27,920	@	TrueBlue, Inc.	502,281
18,180	@	Tutor Perini Corp.	389,234
12,800		Twin Disc, Inc.	382,208
22,550	@, L	Ultrapetrol Bahamas Ltd.	144,997
9,390		Unifirst Corp.	516,920
46,640	@	United Rentals, Inc.	1,061,060
16,800	@	United Stationers, Inc.	1,072,008
11,040		Universal Forest Products, Inc.	429,456
114,340	@	US Airways Group, Inc.	1,144,543
11,010		US Ecology, Inc.	191,354
3,890	@	USA Truck, Inc.	51,465
17,560		Viad Corp.	447,253
9,990		Vicor Corp.	163,836
19,930	@	Volt Information Sciences, Inc.	172,395
5,300		VSE Corp.	175,006
35,600	@	Wabash National Corp.	421,860
19,160	L	Watsco, Inc.	1,208,613
19,070		Watts Water Technologies, Inc.	697,771
27,410		Werner Enterprises, Inc.	619,466
44,680		Woodward Governor Co.	1,678,181
8,300	@	Xerium Technologies, Inc.	132,385
			122,189,863
		Information Technology: 18.2%
22,900	@	ACI Worldwide, Inc.	615,323
31,550	@	Acme Packet, Inc.	1,677,198
40,730	@	Actuate Corp.	232,161
45,400	@	Acxiom Corp.	778,610
43,240		Adtran, Inc.	1,565,720
21,450	@	Advanced Energy Industries, Inc.	292,578

11,070	@	Advent Software, Inc.	641,174
11,760	@	Agilysys, Inc.	66,209
7,000	@	Alpha & Omega Semiconductor Ltd.	89,810
20,870		American Software, Inc.	141,290
64,400	@	Amkor Technology, Inc.	475,916
37,930	@	Anadigics, Inc.	262,855
12,840	@	Anaren, Inc.	267,714
10,900	@	Ancestry.com, Inc.	308,688
20,150	@	Anixter International, Inc.	1,203,560
44,930	@	Applied Micro Circuits Corp.	479,852
64,990	@	Ariba, Inc.	1,526,615
91,600	@	Arris Group, Inc.	1,027,752
86,560	@	Art Technology Group, Inc.	517,629
40,930	@	Aruba Networks, Inc.	854,618
39,600	@	Aspen Technology, Inc.	502,920
21,620	@	ATMI, Inc.	431,103
25,140	@	Aviat Networks, Inc.	127,460
16,950	@	Avid Technology, Inc.	295,947
27,900	@	AXT, Inc.	291,276
7,960		Bel Fuse, Inc.	190,244
35,700	@	Benchmark Electronics, Inc.	648,312
23,640	@	BigBand Networks, Inc.	66,192
10,180		Black Box Corp.	389,792
29,360		Blackbaud, Inc.	760,424
23,490	@, L	Blackboard, Inc.	970,137
25,760	@	Blue Coat Systems, Inc.	769,451
14,860	@	Bottomline Technologies, Inc.	322,611
56,290	@	Brightpoint, Inc.	491,412
38,980	@	Brooks Automation, Inc.	353,549
16,260	@	Cabot Microelectronics Corp.	673,977
20,740	@	CACI International, Inc.	1,107,516
9,600	@, L	Calix, Inc.	162,240
19,150	@	Cardtronics, Inc.	338,955
6,050		Cass Information Systems, Inc.	229,537
30,470	@	Cavium Networks, Inc.	1,148,110
17,130	@	Ceva, Inc.	351,165
25,990	@	Checkpoint Systems, Inc.	534,095
44,710	@	Ciber, Inc.	209,243
37,070	@, L	Cirrus Logic, Inc.	592,379
24,540		Cognex Corp.	721,967
15,920	@	Coherent, Inc.	718,629
16,020		Cohu, Inc.	265,612
27,940	@	Commvault Systems, Inc.	799,643
12,790	@	Compellent Technologies, Inc.	352,876
16,000	@	comScore, Inc.	356,960
17,300		Comtech Telecommunications	479,729
12,910	@, L	Comverge, Inc.	89,208
27,700	@	Concur Technologies, Inc.	1,438,461
60,700	@	Conexant Systems, Inc.	98,941
17,440	@, L	Constant Contact, Inc.	540,466
7,300	@	CPI International, Inc.	141,255
17,200	@	Cray, Inc.	122,980
17,420	@	CSG Systems International	329,935
22,400		CTS Corp.	247,744
17,040	@	Cymer, Inc.	767,993
22,710		Daktronics, Inc.	361,543
14,100		DDi Corp.	165,816
27,440	@	DealerTrack Holdings, Inc.	550,721
4,900	@	Deltek, Inc.	35,574
15,470	@	DemandTec, Inc.	167,695
14,250	@	DG FastChannel, Inc.	411,540
5,600	@	Dice Holdings, Inc.	80,360
5,750	@	Digi International, Inc.	63,825
26,680	@	Digital River, Inc.	918,326
23,710	@	Diodes, Inc.	639,933
19,050	@	DSP Group, Inc.	155,067
10,180	@	DTS, Inc.	499,329
63,100		Earthlink, Inc.	542,660
17,450	@, L	Ebix, Inc.	413,042
10,340	@	Echelon Corp.	105,365
6,300	@, L	Echo Global Logistics, Inc.	75,852
11,980		Electro Rent Corp.	193,597
24,140	@	Electro Scientific Industries, Inc.	386,964
27,220	@	Electronics for Imaging	389,518
11,050	@	EMS Technologies, Inc.	218,569
55,490	@	Emulex Corp.	647,013
30,560	@	Energy Conversion Devices, Inc.	140,576
90,800	@	Entegris, Inc.	678,276
36,710	@	Entropic Communications, Inc.	443,457
33,560	@	Epicor Software Corp.	338,956
23,550		EPIQ Systems, Inc.	323,342
5,350	@	ePlus, Inc.	126,474
34,870	@	Euronet Worldwide, Inc.	608,133
123,340	@, L	Evergreen Solar, Inc.	71,907
19,890	@	Exar Corp.	138,832
12,720	@	ExlService Holdings, Inc.	273,226
64,430	@	Extreme Networks	199,089
28,530		Fair Isaac Corp.	666,746
13,930	@	Faro Technologies, Inc.	457,461
22,950	@	FEI Co.	606,110
51,800	@	Finisar Corp.	1,537,942
31,800	@	Formfactor, Inc.	282,384
9,970	@	Forrester Research, Inc.	351,841
24,100	@	Fortinet, Inc.	779,635
20,500	@	FSI International, Inc.	90,610
26,380	@	Global Cash Access, Inc.	84,152
20,650	@	Globecomm Systems, Inc.	206,500
42,890	@	GSI Commerce, Inc.	995,048
19,400	@	GSI Technology, Inc.	157,140

36,120	@	GT Solar International, Inc.	329,414
65,890	@	Harmonic, Inc.	564,677
21,960		Heartland Payment Systems, Inc.	338,623
21,360	@	Hittite Microwave Corp.	1,303,814
36,100	@, L	Hutchinson Technology, Inc.	133,931
13,530		iGate Corp.	266,676
21,250	@	Imation Corp.	219,088
23,310	@	Immersion Corp.	156,410
53,330	@	Infinera Corp.	550,899
21,260	@	Infospace, Inc.	176,458
30,710	@, L	Insight Enterprises, Inc.	404,144
18,740	@	Integral Systems, Inc.	185,713
100,900	@	Integrated Device Technology, Inc.	671,994
19,300	@	Integrated Silicon Solution, Inc.	154,979
9,500	@	Interactive Intelligence, Inc.	248,520
27,040	@	InterDigital, Inc.	1,125,946
20,100	@	Intermec, Inc.	254,466
46,170	@	Internap Network Services Corp.	280,714
15,540	@	Intevac, Inc.	217,715
15,420	@	IPG Photonics Corp.	487,580
17,810	@	Ixia	298,852
16,070	@	IXYS Corp.	186,733
28,670	@	j2 Global Communications, Inc.	829,997
60,930		Jack Henry & Associates, Inc.	1,776,110
27,734	@	JDA Software Group, Inc.	776,552
13,700	@	Kenexa Corp.	298,523
16,060		Keynote Systems, Inc.	234,797
20,850	@	Knot, Inc.	205,998
46,110	@	Kopin Corp.	191,818
36,930	@	Kulicke & Soffa Industries, Inc.	265,896
50,800	@	L-1 Identity Solutions, Inc.	605,028
88,430	@	Lattice Semiconductor Corp.	535,886
98,590	@	Lawson Software, Inc.	911,958
14,100	@	Limelight Networks, Inc.	81,921
43,080	@	Lionbridge Technologies	158,965
10,240	@	Liquidity Services, Inc.	143,872
11,580		Littelfuse, Inc.	544,955
32,210	@	LivePerson, Inc.	363,973
10,500	@	LogMeIn, Inc.	465,570
19,640	@	LoopNet, Inc.	218,200
6,440	@	Loral Space & Communications, Inc.	492,660
40,200	@	LTX-Credence Corp.	297,480
15,340	@	Manhattan Associates, Inc.	468,484
15,010	@	Mantech International Corp.	620,363
10,930		MAXIMUS, Inc.	716,789
14,570	@	Maxwell Technologies, Inc.	275,227
10,840	@	Measurement Specialties, Inc.	318,154
68,570	@	Mentor Graphics Corp.	822,840
17,910	@	Mercury Computer Systems, Inc.	329,186
22,060		Methode Electronics, Inc.	286,118
35,840	L	Micrel, Inc.	465,562
53,650	@	Microsemi Corp.	1,228,585
6,070	@	MicroStrategy, Inc.	518,803
51,390	@	Microvision, Inc.	95,585
17,800	@	Mindspeed Technologies, Inc.	108,580
36,480	@	MIPS Technologies, Inc.	553,037
33,240	@	MKS Instruments, Inc.	814,048
33,240	@	Moduslink Global Solutions, Inc.	222,708
64,530	@	MoneyGram International, Inc.	174,876
21,610	@	Monolithic Power Systems, Inc.	356,997
17,670	@	Monotype Imaging Holdings, Inc.	196,137
93,250	@	Move, Inc.	239,653
11,200		MTS Systems Corp.	419,552
4,750	@	Multi-Fineline Electronix, Inc.	125,828
4,520	@	NCI, Inc.	103,915
23,520	@	Netgear, Inc.	792,154
43,380	@	Netlogic Microsystems, Inc.	1,362,566
19,540	@	Netscout Systems, Inc.	449,615
12,400	@, L	NetSuite, Inc.	310,000
37,700	@	Network Engines, Inc.	57,304
25,470	@	Newport Corp.	442,414
38,660	@	NIC, Inc.	375,389
22,780	@	Novatel Wireless, Inc.	217,549
4,300	@	NVE Corp.	248,669
30,300	@	Oclaro, Inc.	398,445
37,690	@	Omnivision Technologies, Inc.	1,116,001
25,440	@	Online Resources Corp.	118,296
10,550	@	OpenTable, Inc.	743,564
14,730	@	Oplink Communications, Inc.	272,063
9,700		Opnet Technologies, Inc.	259,669
10,260	@	OSI Systems, Inc.	373,054
82,910	@	Parametric Technology Corp.	1,867,962
11,710		Park Electrochemical Corp.	351,300
22,500	@	PC-Tel, Inc.	135,000
13,000		Pegasystems, Inc.	476,190
18,980	@	Perficient, Inc.	237,250
24,890	@	Pericom Semiconductor Corp.	273,292
21,250	@	Photronics, Inc.	125,588
36,260		Plantronics, Inc.	1,349,597
31,570	@	Plexus Corp.	976,776
15,010		Power Integrations, Inc.	602,501
40,120	@, L	Power-One, Inc.	409,224
82,380	@	Powerwave Technologies, Inc.	209,245
31,330	@	Progress Software Corp.	1,325,886
9,920	@	PROS Holdings, Inc.	112,989
26,180		Pulse Electronics Corp.	139,278
127,630	@	Quantum Corp.	474,784
37,520	@	Quest Software, Inc.	1,040,805
9,700	@	QuinStreet, Inc.	186,337

73,210	@	Rackspace Hosting, Inc.	2,299,526
20,780	@	Radiant Systems, Inc.	406,665
16,060	@	Radisys Corp.	142,934
29,300	@	RealNetworks, Inc.	123,060
7,260		Renaissance Learning, Inc.	85,958
191,120	@	RF Micro Devices, Inc.	1,404,732
15,780	@	RightNow Technologies, Inc.	373,513
6,100	@	Rimage Corp.	90,951
90,460	@	Riverbed Technolgoy, Inc.	3,181,478
17,370	@	Rofin-Sinar Technologies, Inc.	615,593
11,190	@	Rogers Corp.	428,018
3,740	@	Rosetta Stone, Inc.	79,363
8,630	@, L	Rubicon Technology, Inc.	181,920
17,230	@	Rudolph Technologies, Inc.	141,803
35,420	@	S1 Corp.	244,398
62,000	@	Sanmina-SCI Corp.	711,760
62,100	@	Sapient Corp.	751,410
24,650	@	SAVVIS, Inc.	629,068
15,930	@	Scansource, Inc.	508,167
21,300	@	Seachange Intl., Inc.	182,115
38,640	@	Semtech Corp.	874,810
30,760	@	ShoreTel, Inc.	240,236
18,800	@	Sigma Designs, Inc.	266,396
26,970	@	Silicon Graphics International Corp.	243,539
42,950	@	Silicon Image, Inc.	315,683
37,410	@	Smart Modular Technologies, Inc.	215,482
17,460	@	Smith Micro Software, Inc.	274,820
23,310	@	SolarWinds, Inc.	448,718
28,706	@	Sonic Solutions, Inc.	430,590
120,420	@	Sonus Networks, Inc.	321,521
18,670	@	Sourcefire, Inc.	484,113
10,300	@	Spectrum Control, Inc.	154,397
27,360	@	SRA International, Inc.	559,512
9,400	@	SS&C Technologies Holdings, Inc.	192,794
15,380	@	Stamps.com, Inc.	203,785
12,830	@	Standard Microsystems Corp.	369,889
27,510	@, L	STEC, Inc.	485,552
13,120	@	Stratasys, Inc.	428,237
43,160	@	SuccessFactors, Inc.	1,249,914
13,820	@	Super Micro Computer, Inc.	159,483
9,620	@	Supertex, Inc.	232,612
35,050	@	support.com, Inc.	227,124
14,096	@	Sycamore Networks, Inc.	290,237
22,800	@	Symmetricom, Inc.	161,652
22,770	@	Synaptics, Inc.	668,983
11,770	@	Synchronoss Technologies, Inc.	314,377
11,650	@	SYNNEX Corp.	363,480
9,150		Syntel, Inc.	437,279
42,820	@	Take-Two Interactive Software, Inc.	524,117
24,680	@	Taleo Corp.	682,402
44,920	@	Tekelec	534,997
38,230	@	TeleCommunication Systems, Inc.	178,534
19,940	@	TeleTech Holdings, Inc.	410,565
37,880	@	Terremark Worldwide, Inc.	490,546
31,160	@	Tessera Technologies, Inc.	690,194
44,470	@	THQ, Inc.	269,488
119,800	@	TIBCO Software, Inc.	2,361,181
70,020	@	Tivo, Inc.	604,273
15,770	@	TNS, Inc.	328,016
57,340	@	Trident Microsystems, Inc.	102,065
99,480	@	Triquint Semiconductor, Inc.	1,162,921
49,480	@	TTM Technologies, Inc.	737,747
21,240	@	Tyler Technologies, Inc.	440,942
17,170	@	Ultimate Software Group, Inc.	834,977
17,910	@	Ultratech, Inc.	356,051
27,214	@	Unisys Corp.	704,570
49,733		United Online, Inc.	328,238
20,770	@, L	Universal Display Corp.	636,601
83,810	@, L	Utstarcom, Inc.	172,649
54,750	@	Valueclick, Inc.	877,643
18,230	@	Vasco Data Security Intl.	148,210
27,210	@, L	Veeco Instruments, Inc.	1,168,942
61,430	@	Verifone Holdings, Inc.	2,368,741
24,110	@	Viasat, Inc.	1,070,725
16,800	@	VirnetX Holding Corp.	249,480
18,600	@	Virtusa Corp.	304,296
10,110	@	Vocus, Inc.	279,643
15,020	@	Volterra Semiconductor Corp.	347,863
27,770	@, L	Websense, Inc.	562,343
26,620	@	Wright Express Corp.	1,224,520
13,600	@	Xyratex Ltd.	221,816
92,900	@, L	Zix Corp.	396,683
37,510	@	Zoran Corp.	330,088
13,700	@	Zygo Corp.	167,551
			139,752,417
		Materials: 5.6%
20,814		A Schulman, Inc.	476,432
5,840	@	AEP Industries, Inc.	151,548
41,040	@	Allied Nevada Gold Corp.	1,079,762
8,320	@	AM Castle & Co.	153,171
17,460		Amcol International Corp.	541,260
15,100		American Vanguard Corp.	128,954
17,170		Arch Chemicals, Inc.	651,258
12,310		Balchem Corp.	416,201
41,970	@	Boise, Inc.	332,822
14,570	@	Brush Engineered Materials, Inc.	562,985
25,680		Buckeye Technologies, Inc.	539,537
33,580	@	Calgon Carbon Corp.	507,730
48,880	@	Century Aluminum Co.	759,106

8,458	@	Clearwater Paper Corp.	662,261
58,180	@	Coeur d’Alene Mines Corp.	1,589,478
6,480		Deltic Timber Corp.	365,083
55,780	@	Ferro Corp.	816,619
48,390	@	General Moly, Inc.	313,567
20,500	@	Georgia Gulf Corp.	493,230
37,700		Globe Specialty Metals, Inc.	644,293
202,800	@	Golden Star Resources Ltd.	930,852
11,700	@	Graham Packaging Co., Inc.	152,568
75,580	@	Graphic Packaging Holding Co.	294,006
6,510		Hawkins, Inc.	289,044
8,340		Haynes International, Inc.	348,862
30,290		HB Fuller Co.	621,551
37,970	@	Headwaters, Inc.	173,903
165,000	@, L	Hecla Mining Co.	1,857,900
32,520	@	Horsehead Holding Corp.	424,061
12,650		Innophos Holdings, Inc.	456,412
62,800	@, L	Jaguar Mining, Inc.	447,764
9,280		Kaiser Aluminum Corp.	464,835
22,900	@	KapStone Paper and Packaging Corp.	350,370
5,100		KMG Chemicals, Inc.	84,507
12,230		Koppers Holdings, Inc.	437,589
6,400	@	Kraton Performance Polymers, Inc.	198,080
27,770	@	Landec Corp.	166,065
78,230	@	Louisiana-Pacific Corp.	740,056
11,570	@	LSB Industries, Inc.	280,688
9,100	@	Metals USA Holdings Corp.	138,684
13,430		Minerals Technologies, Inc.	878,456
12,400	@, L	Molycorp, Inc.	618,760
19,490		Myers Industries, Inc.	189,833
10,140		Neenah Paper, Inc.	199,555
6,030		NewMarket Corp.	743,921
13,900	@	Noranda Aluminum Holding Corp.	202,940
56,740		Olin Corp.	1,164,305
6,430		Olympic Steel, Inc.	184,412
20,100	@	OM Group, Inc.	774,051
26,220	@	Omnova Solutions, Inc.	219,199
22,010		PH Glatfelter Co.	270,063
61,850	@	PolyOne Corp.	772,507
4,250		Quaker Chemical Corp.	177,098
27,790		Rock-Tenn Co.	1,499,271
33,170	@	Rockwood Holdings, Inc.	1,297,610
20,080	@	RTI International Metals, Inc.	541,758
11,760		Schweitzer-Mauduit International, Inc.	739,939
36,670		Sensient Technologies Corp.	1,346,889
38,860		Silgan Holdings, Inc.	1,391,577
84,360	@	Solutia, Inc.	1,947,029
21,750	@	Spartech Corp.	203,580
4,690		Stepan Co.	357,706
35,090	@, L	Stillwater Mining Co.	749,172
17,100	@, L	STR Holdings, Inc.	342,000
14,430		Texas Industries, Inc.	660,605
107,800	@	Thompson Creek Metals Co., Inc.	1,586,816
5,100	@	Universal Stainless & Alloy	159,528
51,170	@, L	US Gold Corp.	412,942
27,010		Wausau Paper Corp.	232,556
12,320		Westlake Chemical Corp.	535,550
37,500		Worthington Industries	690,000
50,360	@	WR Grace & Co.	1,769,147
14,660		Zep, Inc.	291,441
16,870	@, L	Zoltek Cos., Inc.	194,849
			43,388,159
		Telecommunication Services: 1.0%
16,330	@	AboveNet, Inc.	954,653
42,490		Alaska Communications Systems Group, Inc.	471,639
5,450		Atlantic Tele-Network, Inc.	208,953
11,640	@	Cbeyond, Inc.	177,859
146,940	@	Cincinnati Bell, Inc.	411,432
31,000	@	Cogent Communications Group, Inc.	438,340
15,910		Consolidated Communications Holdings, Inc.	307,063
27,520	@	General Communication, Inc.	348,403
17,940	@	Global Crossing Ltd.	231,785
70,000	@, L	Globalstar, Inc.	101,500
9,370	@	Hughes Communications, Inc.	378,923
24,100	@, L	Iridium Communications, Inc.	198,825
21,940	@	Neutral Tandem, Inc.	316,814
19,720		NTELOS Holdings Corp.	375,666
89,790	@	PAETEC Holding Corp.	335,815
35,870	@	Premier Global Services, Inc.	243,916
13,000		Shenandoah Telecom Co.	243,490
51,630	@	Syniverse Holdings, Inc.	1,592,786
13,330		USA Mobility, Inc.	236,874
76,400	@	Vonage Holdings Corp.	171,136
			7,745,872
		Utilities: 3.1%
18,980		Allete, Inc.	707,195
11,550		American States Water Co.	398,129
34,880		Avista Corp.	785,498
28,350		Black Hills Corp.	850,500
9,800	@, L	Cadiz, Inc.	121,912
12,790		California Water Service Group	476,683
10,460		Central Vermont Public Service Corp.	228,656
9,590		CH Energy Group, Inc.	468,855
3,980		Chesapeake Utilities Corp.	165,250
44,690		Cleco Corp.	1,374,664
3,700		Connecticut Water Service, Inc.	103,156
9,940	@	Consolidated Water Co., Ltd.	91,150
62,000	@	Dynegy, Inc.	348,440
29,240	@	El Paso Electric Co.	804,977

26,990		Empire District Electric Co.	599,178
34,000		Idacorp, Inc.	1,257,320
16,600		Laclede Group, Inc.	606,564
14,660		MGE Energy, Inc.	626,862
7,260		Middlesex Water Co.	133,221
29,670		New Jersey Resources Corp.	1,279,074
31,900		Nicor, Inc.	1,592,448
19,200		Northwest Natural Gas Co.	892,224
24,850		NorthWestern Corp.	716,426
21,000		Otter Tail Corp.	473,340
51,250		Piedmont Natural Gas Co.	1,432,950
54,570		PNM Resources, Inc.	710,501
53,230		Portland General Electric Co.	1,155,091
9,230		SJW Corp.	244,318
21,590		South Jersey Industries, Inc.	1,140,384
33,270		Southwest Gas Corp.	1,220,011
28,470		UIL Holdings Corp.	852,961
20,330		Unisource Energy Corp.	728,627
6,400		Unitil Corp.	145,536
35,420		WGL Holdings, Inc.	1,266,973
6,200		York Water Co.	107,198
			24,106,272
		Total Common Stock (Cost $535,310,982)	706,007,506

REAL ESTATE INVESTMENT TRUSTS: 6.9%
		Financials: 6.9%
23,996		Acadia Realty Trust	437,687
4,700		Agree Realty Corp.	123,093
1,450		Alexander’s, Inc.	597,806
37,719		American Campus Communities, Inc.	1,197,955
32,380		American Capital Agency Corp.	930,601
78,580		Anworth Mortgage Asset Corp.	550,060
6,600		Apollo Commercial Real Estate Finance, Inc.	107,910
23,710	@	Ashford Hospitality Trust, Inc.	228,802
21,980		Associated Estates Realty Corp.	336,074
92,490		BioMed Realty Trust, Inc.	1,724,939
34,530		Capital Lease Funding, Inc.	200,965
43,340		Capstead Mortgage Corp.	545,651
96,870		CBL & Associates Properties, Inc.	1,695,225
31,370		Cedar Shopping Centers, Inc.	197,317
30,750		Cogdell Spencer, Inc.	178,350
43,490		Colonial Properties Trust	784,995
9,000		Colony Financial, Inc.	180,180
54,798		Cousins Properties, Inc.	457,015
8,500		CreXus Investment Corp.	111,350
9,850		Cypress Sharpridge Investments, Inc.	127,164
127,490		DCT Industrial Trust, Inc.	676,972
105,895	@	DiamondRock Hospitality Co.	1,270,740
25,630		DuPont Fabros Technology, Inc.	545,150
7,650		Dynex Capital, Inc.	83,538
21,520		EastGroup Properties, Inc.	910,726
35,310		Education Realty Trust, Inc.	274,359
33,210		Entertainment Properties Trust	1,535,963
18,130		Equity Lifestyle Properties, Inc.	1,014,011
23,270		Equity One, Inc.	423,049
11,800		Excel Trust, Inc.	142,780
56,450		Extra Space Storage, Inc.	982,230
37,720	@	FelCor Lodging Trust, Inc.	265,549
35,610	@	First Industrial Realty Trust, Inc.	311,944
23,370		First Potomac Realty Trust	393,083
38,670		Franklin Street Properties Corp.	551,048
13,220		Getty Realty Corp.	413,522
7,690		Gladstone Commercial Corp.	144,803
36,920		Glimcher Realty Trust	310,128
14,600		Government Properties Income Trust	391,134
22,740	L	Hatteras Financial Corp.	688,340
38,830		Healthcare Realty Trust, Inc.	822,031
57,800		Hersha Hospitality Trust	381,480
49,600		Highwoods Properties, Inc.	1,579,760
27,350		Home Properties, Inc.	1,517,652
50,000		Inland Real Estate Corp.	440,000
27,350		Invesco Mortgage Capital, Inc.	597,324
50,800		Investors Real Estate Trust	455,676
64,710	@	iStar Financial, Inc.	506,032
37,530		Kilroy Realty Corp.	1,368,719
38,800		Kite Realty Group Trust	209,908
45,900		LaSalle Hotel Properties	1,211,760
58,435		Lexington Realty Trust	464,558
15,820		LTC Properties, Inc.	444,226
68,980		Medical Properties Trust, Inc.	747,053
208,420		MFA Mortgage Investments, Inc.	1,700,707
20,220		Mid-America Apartment Communities, Inc.	1,283,768
16,010		National Health Investors, Inc.	720,770
57,220	L	National Retail Properties, Inc.	1,516,330
46,488	L	Northstar Realty Finance Corp.	220,818
63,880		Omega Healthcare Investors, Inc.	1,433,467
5,700		One Liberty Properties, Inc.	95,190
8,590		Parkway Properties, Inc.	150,497
14,600		Pebblebrook Hotel Trust	296,672
34,180		Pennsylvania Real Estate Investment Trust	496,635
10,200		Pennymac Mortgage Investment Trust	185,130
38,020		Post Properties, Inc.	1,380,126
27,510		Potlatch Corp.	895,451
10,990		PS Business Parks, Inc.	612,363
66,950	@, L	RAIT Investment Trust	146,621
18,490		Ramco-Gershenson Properties	230,201
56,480		Redwood Trust, Inc.	843,246
24,550		Resource Capital Corp.	181,179

9,400		Sabra Healthcare REIT, Inc.		172,960
3,470		Saul Centers, Inc.		164,305
17,440		Sovran Self Storage, Inc.		641,966
31,850		Starwood Property Trust, Inc.		684,138
95,020	@	Strategic Hotel Capital, Inc.		502,656
14,340		Sun Communities, Inc.		477,665
62,914	@	Sunstone Hotel Investors, Inc.		649,902
28,300		Tanger Factory Outlet Centers, Inc.		1,448,677
11,100		UMH Properties, Inc.		113,220
6,540		Universal Health Realty Income Trust		238,906
14,240		Urstadt Biddle Properties, Inc.		276,968
57,750		U-Store-It Trust		550,358
17,840		Walter Investment Management Corp.		320,050
41,540		Washington Real Estate Investment Trust		1,287,325
9,950		Winthrop Realty Trust		127,261

		Total Real Estate Investment Trusts (Cost $43,011,174)		52,833,915

MUTUAL FUNDS: 0.0%
		Closed-End Funds: 0.0%
8,870		Kayne Anderson Energy Development Co.		159,749

		Total Mutual Funds (Cost $125,680)		159,749

Principal Amount

CORPORATE BONDS/NOTES: 0.0%
		Financials: 0.0%
$15,100		GAMCO Investors, Inc., 0.000%, due 12/31/15		—

		Total Corporate Bonds/Notes (Cost $15,168)		—

		Total Long-Term Investments (Cost $578,463,004)		759,001,170

SHORT-TERM INVESTMENTS: 6.8%
		Mutual Funds: 1.5%
11,520,000		Blackrock Liquidity Funds TempFund Portfolio - Class I		11,520,000

		Total Mutual Funds (Cost $11,520,000)		11,520,000

		Securities Lending Collateral(cc): 5.3%
39,933,147		BNY Mellon Overnight Government Fund (1)		39,933,147
502,326	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		401,860

		Total Securities Lending Collateral (Cost $40,435,473)		40,335,007

		Total Short-Term Investments (Cost $51,955,473)		51,855,007

		Total Investments in Securities (Cost $630,418,477) *	105.4%	$810,856,177
		Other Assets and Liabilities - Net	(5.4)	(41,240,683)
		Net Assets	100.0%	$769,615,494

@	Non-income producing security
(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

R	Restricted security
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
X	Fair value determined by ING Funds Valuation Committee appointed by the Funds’ Board of Directors/Trustees.

PORTFOLIO OF INVESTMENTS
ING Small Company Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 91.6%
		Consumer Discretionary: 14.6%
142,237		Arbitron, Inc.	$5,905,680
101,700	@	Bally Technologies, Inc.	4,290,723
254,600		Callaway Golf Co.	2,054,622
312,200	@	Collective Brands, Inc.	6,587,420
246,100		Cooper Tire & Rubber Co.	5,803,038
227,800	@	Dress Barn, Inc.	6,018,476
141,762	@	Gildan Activewear, Inc.	4,038,799
205,300	@	Jack in the Box, Inc.	4,337,989
121,498	@	Jo-Ann Stores, Inc.	7,316,610
160,100	@	Life Time Fitness, Inc.	6,562,499
385,949	@	OfficeMax, Inc.	6,831,293
383,818	@	Orient-Express Hotels Ltd.	4,985,796
184,100	@	Papa John’s International, Inc.	5,099,570
148,674		Pool Corp.	3,351,112
332,700		Regis Corp.	5,522,820
383,400	@	Ruby Tuesday, Inc.	5,007,204
191,900	@	Wet Seal, Inc.	710,030
158,300		Wolverine World Wide, Inc.	5,046,604
83,900		Wyndham Worldwide Corp.	2,513,644
			91,983,929
		Consumer Staples: 2.0%
131,800		Casey’s General Stores, Inc.	5,602,818
149,800		Flowers Foods, Inc.	4,031,118
168,500		Spartan Stores, Inc.	2,856,075
			12,490,011
		Energy: 5.3%
134,900	@	Bill Barrett Corp.	5,548,437
162,615	@	Carrizo Oil & Gas, Inc.	5,608,591
73,800	@	Dril-Quip, Inc.	5,735,736
246,500	@	Frontier Oil Corp.	4,439,465
371,700	@	McMoRan Exploration Co.	6,370,938
121,900	@	Unit Corp.	5,665,912
			33,369,079
		Financials: 14.1%
112,200		Capitol Federal Financial, Inc.	1,336,302
161,620		Cash America International, Inc.	5,968,627
187,337		Columbia Banking System, Inc.	3,945,317
165,082		Delphi Financial Group	4,760,965
11,169	@	Encore Capital Group, Inc.	261,913
311,754		FirstMerit Corp.	6,169,612
262,212		Flushing Financial Corp.	3,670,968
48,992		Greenhill & Co., Inc.	4,001,667
102,400		IBERIABANK Corp.	6,054,912
266,400		Janus Capital Group, Inc.	3,455,208
48,100		Jones Lang LaSalle, Inc.	4,036,552
107,372	@	Knight Capital Group, Inc.	1,480,660
282,680		Northwest Bancshares, Inc.	3,324,317
170,517		Old National Bancorp.	2,027,447
143,288	@	Piper Jaffray Cos.	5,016,513
98,116		Platinum Underwriters Holdings Ltd.	4,412,277
79,518	@	ProAssurance Corp.	4,818,791
135,218		Prosperity Bancshares, Inc.	5,311,363
221,629		Provident Financial Services, Inc.	3,353,247
207,239		Radian Group, Inc.	1,672,419
101,354	@	Stifel Financial Corp.	6,288,002
107,600	@	SVB Financial Group	5,708,180
47,655		Wintrust Financial Corp.	1,574,045
			88,649,304
		Health Care: 10.5%
54,991	@	Acorda Therapeutics, Inc.	1,499,055
178,200	@	Align Technology, Inc.	3,482,028
102,916	@	AMERIGROUP Corp.	4,520,071
148,800	@	Amsurg Corp.	3,117,360
22,800	@	Cubist Pharmaceuticals, Inc.	487,920
79,900	@	Greatbatch, Inc.	1,929,585
75,700	@	Haemonetics Corp.	4,782,726
349,606	@	Healthsouth Corp.	7,240,340
145,040	@	Medicines Co.	2,049,415
51,800	@	Mednax, Inc.	3,485,622
131,555		Meridian Bioscience, Inc.	3,046,814
197,252	@	Nektar Therapeutics	2,534,688
112,600	@	Onyx Pharmaceuticals, Inc.	4,151,562

166,900		Owens & Minor, Inc.	4,911,867
225,000	@	PSS World Medical, Inc.	5,085,000
55,300	@	Salix Pharmaceuticals Ltd.	2,596,888
109,400	@, L	Savient Pharmaceuticals, Inc.	1,218,716
123,505		Steris Corp.	4,502,992
132,000		Universal Health Services, Inc.	5,731,440
			66,374,089
		Industrials: 16.4%
176,085		Actuant Corp.	4,687,383
89,900	@, L	Allegiant Travel Co.	4,426,676
103,311	@	Atlas Air Worldwide Holdings, Inc.	5,767,853
246,900		Barnes Group, Inc.	5,103,423
169,300		Brady Corp.	5,520,873
51,139	@	Clean Harbors, Inc.	4,299,767
56,200		Gardner Denver, Inc.	3,867,684
317,300		Heartland Express, Inc.	5,083,146
122,196	@	HUB Group, Inc.	4,293,967
108,642	@	Kirby Corp.	4,785,680
85,617	@	Mobile Mini, Inc.	1,685,799
116,297	@	Moog, Inc.	4,628,621
53,800		Nordson Corp.	4,943,144
215,223	@	Orbital Sciences Corp.	3,686,770
85,200		Regal-Beloit Corp.	5,687,952
125,400		Resources Connection, Inc.	2,331,186
119,500	@	Teledyne Technologies, Inc.	5,254,415
143,769	@	Tetra Tech, Inc.	3,602,851
68,500		Toro Co.	4,222,340
127,048	@	TrueBlue, Inc.	2,285,594
176,239		Waste Connections, Inc.	4,851,860
103,300		Watsco, Inc.	6,516,164
161,400		Watts Water Technologies, Inc.	5,905,626
			103,438,774
		Information Technology: 17.1%
25,400	@	Acme Packet, Inc.	1,350,264
76,200		Adtran, Inc.	2,759,202
371,700	@	Advanced Energy Industries, Inc.	5,069,988
92,900	@	Anixter International, Inc.	5,548,917
99,709	@	Ansys, Inc.	5,191,848
433,700	@	Arris Group, Inc.	4,866,114
68,000	@, L	Blackboard, Inc.	2,808,400
105,399	@	Blue Coat Systems, Inc.	3,148,268
87,300	@	CACI International, Inc.	4,661,820
95,800	@	Concur Technologies, Inc.	4,974,894
157,319	@	FEI Co.	4,154,795
84,754	@	Flir Systems, Inc.	2,521,432
215,200	@	Formfactor, Inc.	1,910,976
56,100	@	Informatica Corp.	2,470,083
210,900	@	Intermec, Inc.	2,669,994
117,797	@	JDA Software Group, Inc.	3,298,316
244,222	@	Mentor Graphics Corp.	2,930,664
80,400	@	Micros Systems, Inc.	3,526,344
171,500	@	MKS Instruments, Inc.	4,200,035
240,400	@	Parametric Technology Corp.	5,416,212
174,852	@	Plexus Corp.	5,409,921
110,237	@	Polycom, Inc.	4,297,038
52,100		Power Integrations, Inc.	2,091,294
123,000	@	Progress Software Corp.	5,205,360
291,200	@	QLogic Corp.	4,956,224
121,500	@	Quest Software, Inc.	3,370,410
117,500	@	Sourcefire, Inc.	3,046,775
113,383	@	THQ, Inc.	687,101
385,942	@	Verigy Ltd.	5,024,965
			107,567,654
		Materials: 6.0%
28,300		Albemarle Corp.	1,578,574
79,500		Buckeye Technologies, Inc.	1,670,295
284,200		Commercial Metals Co.	4,714,878
223,400		HB Fuller Co.	4,584,168
84,000		Minerals Technologies, Inc.	5,494,440
176,000		RPM International, Inc.	3,889,600
199,800		Silgan Holdings, Inc.	7,154,838
209,100	@	Thompson Creek Metals Co., Inc.	3,077,952
221,890		Worthington Industries	4,082,776
75,900		Zep, Inc.	1,508,892
			37,756,413
		Telecommunication Services: 1.6%
217,760		Alaska Communications Systems Group, Inc.	2,417,136
161,833		NTELOS Holdings Corp.	3,082,919
109,400	@	SBA Communications Corp.	4,478,836
			9,978,891

		Utilities: 4.0%
47,420		Black Hills Corp.		1,422,600
211,500		Cleco Corp.		6,505,740
162,897	@	El Paso Electric Co.		4,484,554
90,150		Idacorp, Inc.		3,333,747
314,000		Portland General Electric Co.		6,813,800
74,700		WGL Holdings, Inc.		2,672,019
				25,232,460
		Total Common Stock (Cost $ 455,279,574)		576,840,604

REAL ESTATE INVESTMENT TRUSTS: 6.0%
		Financials: 6.0%
549,744	@	DiamondRock Hospitality Co.		6,596,928
225,100		DuPont Fabros Technology, Inc.		4,787,877
111,300		Entertainment Properties Trust		5,147,625
431,643		MFA Mortgage Investments, Inc.		3,522,207
196,572		National Retail Properties, Inc.		5,209,158
248,847		Redwood Trust, Inc.		3,715,286
227,200		Starwood Property Trust, Inc.		4,880,256
407,382		U-Store-It Trust		3,882,350

		Total Real Estate Investment Trusts (Cost $ 31,376,059)		37,741,687

EXCHANGE-TRADED FUNDS: 1.7%
		Exchange-Traded Funds: 1.7%
105,565		iShares Russell 2000 Index Fund		8,258,350
31,084		iShares Russell 2000 Value Index Fund		2,209,762

		Total Exchange-Traded Funds (Cost $ 8,771,180)		10,468,112

		Total Long-Term Investments (Cost $ 495,426,813)		625,050,403

SHORT-TERM INVESTMENTS: 2.5%
		Mutual Funds: 1.6%
10,035,000		Blackrock Liquidity Funds TempFund Portfolio - Class I		10,035,000

		Total Mutual Funds (Cost $ 10,035,000)		10,035,000

		Securities Lending Collateral(cc): 0.9%
3,591,410		BNY Mellon Overnight Government Fund (1)		3,591,410
2,114,770	R	BNY Institutional Cash Reserves Fund, Series B (1)(2)		1,691,816

		Total Securities Lending Collateral (Cost $ 5,706,180)		5,283,226

		Total Short-Term Investments (Cost $ 15,741,180)		15,318,226

		Total Investments in Securities (Cost $ 511,167,993) *	101.8%	$640,368,629
		Other Assets and Liabilities - Net	(1.8)	(11,041,134)
		Net Assets	100.0%	$629,327,495

	@	Non-income producing security
	(cc)	Securities purchased with cash collateral for securities loaned.
	(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
	(2)

On September 12, 2008, BNY established a separate sleeve of the Institutional Cash Reserves Fund (Series B) to hold certain Lehman Brothers defaulted debt obligations. The Portfolio’s position in Series B is being fair valued daily. Please see the accompanying Notes to Financial Statements for additional details on securities lending.

	R	Restricted security
	L	Loaned security, a portion or all of the security is on loan at December 31, 2010.

PORTFOLIO OF INVESTMENTS
ING U.S. Bond Index Portfolio	as of December 31, 2010

Principal Amount			Value

CORPORATE BONDS/NOTES: 23.4%
		Consumer Discretionary: 2.2%
$6,000,000		CBS Corp., 4.300%, due 02/15/21	$5,708,646
6,260,000		Comcast Corp., 6.300%, due 11/15/17	7,177,522
4,325,000		Comcast Corp., 6.500%, due 11/15/35	4,663,163
3,900,000		COX Communications, Inc., 5.450%, due 12/15/14	4,297,250
3,755,000		Daimler Finance NA, LLC, 6.500%, due 11/15/13	4,253,732
5,620,000		DirecTV Holdings, LLC, 6.000%, due 08/15/40	5,661,610
4,550,000		Discovery Communications LLC, 5.050%, due 06/01/20	4,820,493
500,000		Fortune Brands, Inc., 3.000%, due 06/01/12	507,673
3,350,000		Home Depot, Inc., 5.875%, due 12/16/36	3,496,274
3,750,000		Lowe’s Cos, Inc., 3.750%, due 04/15/21	3,633,173
9,000,000	#	NBC Universal, Inc., 3.650%, due 04/30/15	9,240,435
5,550,000		News America, Inc., 6.150%, due 03/01/37	5,805,472
3,200,000		Nordstrom, Inc., 4.750%, due 05/01/20	3,254,061
8,775,000		Time Warner Cable, Inc., 5.850%, due 05/01/17	9,804,202
4,030,000		Time Warner Cable, Inc., 6.550%, due 05/01/37	4,328,873
4,370,000		Time Warner, Inc., 4.875%, due 03/15/20	4,559,584
1,325,000		Time Warner, Inc., 5.875%, due 11/15/16	1,497,426
3,825,000		Time Warner, Inc., 6.500%, due 11/15/36	4,194,139
			86,903,728
		Consumer Staples: 1.9%
3,595,000		Altria Group, Inc., 9.950%, due 11/10/38	5,080,760
575,000		Anheuser-Busch InBev Worldwide, Inc., 5.375%, due 01/15/20	624,185
5,600,000	#	Anheuser-Busch InBev Worldwide, Inc., 7.200%, due 01/15/14	6,408,550
150,000		Clorox Co., 5.450%, due 10/15/12	160,945
5,500,000		Coca-Cola Co., 3.150%, due 11/15/20	5,171,359
1,940,000		CVS Caremark Corp., 6.250%, due 06/01/27	2,139,048
4,815,000	#	Erac USA Finance Co., 7.000%, due 10/15/37	5,201,192
5,315,000		Kraft Foods, Inc., 6.125%, due 02/01/18	6,080,147
7,410,000		Kraft Foods, Inc., 6.500%, due 02/09/40	8,332,641
5,600,000		Lorillard Tobacco Co., 8.125%, due 06/23/19	6,240,976
4,805,000		PepsiCo, Inc., 4.875%, due 11/01/40	4,680,526
5,920,000		Safeway, Inc., 3.950%, due 08/15/20	5,616,967
3,600,000		Wal-Mart Stores, Inc., 5.000%, due 10/25/40	3,509,881
3,130,000		Wal-Mart Stores, Inc., 5.625%, due 04/01/40	3,345,710
10,000,000	#	Woolworths Ltd., 2.550%, due 09/22/15	9,887,480
			72,480,367
		Energy: 1.3%
1,310,000		Anadarko Petroleum Corp., 6.200%, due 03/15/40	1,283,043
6,000,000		Apache Corp., 5.625%, due 01/15/17	6,852,024
3,300,000		Enterprise Products Operating LLC, 6.125%, due 10/15/39	3,446,500
3,500,000		Husky Energy, Inc., 5.900%, due 06/15/14	3,849,489
2,825,000		Kinder Morgan Energy Partners LP, 6.950%, due 01/15/38	3,079,403
5,955,000		Petrobras International Finance Co., 5.750%, due 01/20/20	6,208,492
5,180,000		Shell International Finance BV, 3.100%, due 06/28/15	5,325,144
2,950,000		Suncor Energy, Inc., 6.500%, due 06/15/38	3,285,955
3,965,000		Trans-Canada Pipelines, 7.625%, due 01/15/39	5,144,128
5,285,000		Valero Energy Corp., 6.625%, due 06/15/37	5,384,443
8,000,000		Williams Partners L.P., 3.800%, due 02/15/15	8,275,072
			52,133,693
		Financials: 10.5%
8,455,000	#	Abbey National Treasury Services PLC/London, 3.875%, due 11/10/14	8,385,787
8,425,000		American Express Co., 7.000%, due 03/19/18	9,827,400
5,200,000		AngloGold Ashanti Holdings PLC, 5.375%, due 04/15/20	5,417,870
4,050,000		AvalonBay Communities, Inc., 5.700%, due 03/15/17	4,469,734
4,905,000		Bank of America Corp., 5.650%, due 05/01/18	5,019,257
13,725,000		Bank of America Corp., 6.500%, due 08/01/16	14,910,373
7,050,000	#	Bank of Tokyo-Mitsubishi UFJ Ltd., 1.600%, due 09/11/13	7,027,849
5,905,000		Barclays Bank PLC, 6.750%, due 05/22/19	6,680,592
5,640,000		Berkshire Hathaway Finance Corp., 5.750%, due 01/15/40	5,948,294
3,750,000	#	BG Energy Capital PLC, 4.000%, due 12/09/20	3,690,128
6,000,000		Boston Properties L.P., 5.625%, due 11/15/20	6,397,500
4,875,000		Caterpillar Financial Services Corp., 1.900%, due 12/17/12	4,956,208
8,095,000		Citigroup, Inc., 2.125%, due 04/30/12	8,261,967
2,580,000		Citigroup, Inc., 5.000%, due 09/15/14	2,671,193
14,000,000		Citigroup, Inc., 5.500%, due 04/11/13	14,915,586
8,635,000		Citigroup, Inc., 5.875%, due 05/29/37	8,475,460
2,155,000		Citigroup, Inc., 8.125%, due 07/15/39	2,750,230
5,000,000		Credit Suisse First Boston USA, Inc., 5.125%, due 01/15/14	5,444,865
2,500,000		Deutsche Bank AG/London, 5.375%, due 10/12/12	2,687,965
12,195,000		European Investment Bank, 1.750%, due 09/14/12	12,419,656
9,255,000	L	European Investment Bank, 2.375%, due 03/14/14	9,529,753
11,350,000		General Electric Capital Corp., 5.250%, due 10/19/12	12,135,908
4,000,000		General Electric Capital Corp., 5.875%, due 01/14/38	4,166,468
9,150,000		General Electric Capital Corp., 6.750%, due 03/15/32	10,389,551
19,195,000		Goldman Sachs Group, Inc., 3.250%, due 06/15/12	19,933,297
13,950,000		Goldman Sachs Group, Inc., 4.750%, due 07/15/13	14,869,445
9,840,000		Goldman Sachs Group, Inc., 6.150%, due 04/01/18	10,851,709
4,000,000		Goldman Sachs Group, Inc., 6.750%, due 10/01/37	4,102,352
2,300,000	#	Harley-Davidson Funding Corp., 6.800%, due 06/15/18	2,426,275
4,350,000		Hartford Financial Services Group, Inc., 5.375%, due 03/15/17	4,433,137
5,017,000	#	HSBC Finance Corp., 6.676%, due 01/15/21	5,077,776
4,400,000		HSBC Holdings PLC, 6.500%, due 09/15/37	4,622,763
8,225,000	#, L	Hyundai Capital America, 3.750%, due 04/06/16	8,087,511
1,815,000		JPMorgan Chase & Co., 2.125%, due 12/26/12	1,865,893
14,605,000		JPMorgan Chase & Co., 5.375%, due 10/01/12	15,677,898
9,375,000		JPMorgan Chase & Co., 5.500%, due 10/15/40	9,617,953
17,585,000		Kreditanstalt fuer Wiederaufbau, 2.000%, due 01/17/12	17,845,715
4,005,000		Lincoln National Corp., 4.300%, due 06/15/15	4,129,848
3,400,000		Merrill Lynch & Co., Inc., 5.450%, due 02/05/13	3,588,068
6,675,000		Merrill Lynch & Co., Inc., 6.220%, due 09/15/26	6,349,360
6,995,000		Metlife, Inc., 6.750%, due 06/01/16	8,123,287
9,650,000		Morgan Stanley, 5.375%, due 10/15/15	10,146,724

11,500,000		Morgan Stanley, 6.625%, due 04/01/18	12,492,887
7,095,000		PNC Funding Corp., 3.625%, due 02/08/15	7,342,857
3,895,000		Prudential Financial, Inc., 3.875%, due 01/14/15	4,022,117
3,800,000		Prudential Financial, Inc., 6.200%, due 11/15/40	4,033,894
7,100,000		Simon Property Group LP, 5.250%, due 12/01/16	7,669,328
5,935,000		Travelers Cos, Inc., 3.900%, due 11/01/20	5,777,099
5,655,000		US Bancorp, 1.125%, due 10/30/13	5,604,382
11,275,000	#	WEA Finance, LLC / WT Finance Aust Pty Ltd., 7.500%, due 06/02/14	12,806,416
14,860,000	L	Wells Fargo & Co., 3.625%, due 04/15/15	15,424,204
7,000,000		Wells Fargo & Co., 4.375%, due 01/31/13	7,411,439
			410,913,228
		Health Care: 1.0%
6,000,000		AstraZeneca PLC, 5.400%, due 09/15/12	6,472,740
3,605,000		Becton Dickinson and Co., 3.250%, due 11/12/20	3,390,751
10,550,000		CareFusion Corp., 4.125%, due 08/01/12	10,995,949
2,945,000		Celgene Corp., 3.950%, due 10/15/20	2,805,504
5,675,000		Express Scripts, Inc., 5.250%, due 06/15/12	5,991,801
5,000,000		Medco Health Solutions, Inc., 2.750%, due 09/15/15	4,966,110
5,855,000		Thermo Fisher Scientific, Inc., 2.150%, due 12/28/12	5,958,569
			40,581,424
		Industrials: 1.5%
7,253,913		Continental Airlines, Inc., 7.250%, due 11/10/19	8,088,113
6,295,000		CRH America, Inc., 5.300%, due 10/15/13	6,759,489
1,385,412		Delta Airlines, Inc., 6.821%, due 08/10/22	1,468,537
4,695,000		Ingersoll-Rand Global Holding Co., Ltd., 6.000%, due 08/15/13	5,194,956
6,220,000		L-3 Communications Corp., 4.750%, due 07/15/20	6,122,601
7,420,000		Raytheon Co., 3.125%, due 10/15/20	6,856,058
5,000,000		Republic Airways Holdings, Inc., 5.250%, due 11/15/21	5,280,355
5,895,000		Tyco International Finance S.A., 3.375%, due 10/15/15	6,030,567
5,530,000		United Parcel Service, Inc., 4.875%, due 11/15/40	5,377,057
5,290,000		Waste Management, Inc., 6.125%, due 11/30/39	5,681,090
			56,858,823
		Information Technology: 0.5%
3,130,000		Cisco Systems, Inc., 5.500%, due 01/15/40	3,281,902
6,000,000		Hewlett-Packard Co., 6.125%, due 03/01/14	6,799,482
10,800,000		Xerox Corp., 5.500%, due 05/15/12	11,410,870
20,000		Xerox Corp., 6.750%, due 12/15/39	22,890
			21,515,144
		Materials: 1.1%
3,880,000		ArcelorMittal, 5.250%, due 08/05/20	3,842,996
7,235,000		ArcelorMittal, 6.125%, due 06/01/18	7,720,302
2,795,000		Barrick Australian Finance Pty Ltd., 5.950%, due 10/15/39	2,969,992
7,355,000		Dow Chemical Co., 8.550%, due 05/15/19	9,232,070
3,500,000		Potash Corp. of Saskatchewan, Inc., 5.625%, due 12/01/40	3,545,073
7,190,000		Rio Tinto Finance USA Ltd., 6.500%, due 07/15/18	8,395,173
6,000,000		Southern Copper Corp., 5.375%, due 04/16/20	6,095,892
1,955,000		Vale Overseas Ltd., 6.875%, due 11/21/36	2,155,352
			43,956,850
		Telecommunication Services: 1.8%
5,000,000		America Movil S.A.B de CV, 5.000%, due 03/30/20	5,222,240
8,000,000		AT&T, Inc., 2.500%, due 08/15/15	7,980,520
6,070,000		AT&T, Inc., 6.500%, due 09/01/37	6,567,685
1,080,000		British Telecommunications PLC, 9.875%, due 12/15/30	1,443,091
7,095,000		Deutsche Telekom International Finance BV, 5.750%, due 03/23/16	7,955,347
1,710,000		Embarq Corp., 7.082%, due 06/01/16	1,893,244
6,775,000		France Telecom S.A., 4.375%, due 07/08/14	7,244,806
2,220,000		Rogers Cable, Inc., 5.500%, due 03/15/14	2,426,316
2,685,000		Telecom Italia Capital S.A., 5.250%, due 10/01/15	2,751,924
6,510,000		Telefonica Emisiones S.A.U, 2.582%, due 04/26/13	6,518,873
9,725,000		Verizon Communications, Inc., 6.350%, due 04/01/19	11,242,528
2,940,000		Verizon Communications, Inc., 7.750%, due 12/01/30	3,657,375
3,965,000		Vodafone Group PLC, 6.150%, due 02/27/37	4,258,751
			69,162,700
		Utilities: 1.6%
3,025,000		Dominion Resources, Inc., 2.250%, due 09/01/15	2,984,568
5,670,000		Duke Energy Corp., 3.950%, due 09/15/14	5,946,792
5,260,000		Exelon Generation Co. LLC, 5.200%, due 10/01/19	5,512,396
3,225,000		FirstEnergy Solutions Corp., 6.800%, due 08/15/39	3,135,319
5,005,000	#	Kentucky Utilities Co., 5.125%, due 11/01/40	4,928,659
3,495,000		NextEra Energy Capital Holdings, Inc., 2.550%, due 11/15/13	3,575,612
4,855,000		Oncor Electric Delivery Co., 5.950%, due 09/01/13	5,379,049
3,850,000		Pacific Gas & Electric Co., 3.500%, due 10/01/20	3,672,442
2,160,000		PPL Energy Supply, LLC, 6.300%, due 07/15/13	2,381,063
8,485,000		Public Service Co. of Colorado, 3.200%, due 11/15/20	8,017,027
3,600,000		Southern California Gas Co., 5.125%, due 11/15/40	3,572,006
12,575,000		Southern Co., 2.375%, due 09/15/15	12,392,424
			61,497,357
		Total Corporate Bonds/Notes (Cost $887,908,422)	916,003,314

U.S. GOVERNMENT AGENCY OBLIGATIONS: 39.0%
		Federal Home Loan Bank: 0.1%
345,000		4.625%, due 06/12/20	375,199
4,710,000	L	5.375%, due 05/18/16	5,409,981
95,000		5.625%, due 06/11/21	108,844
			5,894,024
		Federal Home Loan Mortgage Corporation##: 10.9%
34,085,000		0.625%, due 12/28/12	34,039,667
18,090,000		1.400%, due 07/26/13	18,098,466
25,660,000		1.625%, due 04/15/13	26,124,420
8,505,000	L	3.750%, due 03/27/19	8,819,677
32,040,000	W	4.000%, due 08/15/40	31,814,727
36,245,000	W	4.500%, due 02/15/40	37,151,125
48,072,991		4.500%, due 04/01/23-08/01/40	49,325,142
24,260,000	W	5.000%, due 01/15/39	25,446,460
54,216,120		5.000%, due 03/01/34-08/01/40	57,128,070
190,000		5.400%, due 03/17/21	209,125
2,005,000	W	5.500%, due 01/15/39	2,136,893
64,522,889		5.500%, due 09/01/34-05/01/40	69,045,143

370,000		5.550%, due 10/04/16	383,450
8,630,000	W	6.000%, due 01/15/39	9,348,724
32,518,815		6.000%, due 04/01/28-05/01/40	35,281,810
10,304,604		6.500%, due 06/01/36-01/01/39	11,439,615
7,170,000		6.750%, due 03/15/31	9,208,646
			425,001,160
		Federal National Mortgage Association##: 24.3%
16,990,000		0.375%, due 12/28/12	16,890,473
24,935,000		1.000%, due 09/23/13	24,913,955
16,480,000	L	1.625%, due 10/26/15	16,081,168
15,070,000		1.800%, due 03/15/13	15,108,157
32,205,000		2.750%, due 03/13/14	33,686,849
3,395,000		3.000%, due 07/28/14	3,442,187
16,000,000	W	3.500%, due 01/25/26	16,115,008
81,265,000	W	4.000%, due 01/25/24-08/25/40	81,599,588
28,051,182		4.000%, due 07/01/13-12/01/25	28,965,739
59,330,000	W	4.500%, due 01/25/24-01/25/39	60,965,332
130,561,882		4.500%, due 01/01/14-10/01/40	135,092,070
53,350,000	W	5.000%, due 01/25/24-01/13/40	56,115,859
124,890,998		5.000%, due 02/01/14-07/01/40	131,985,389
3,680,000		5.125%, due 08/19/24	3,761,324
18,480,000		5.375%, due 06/12/17	21,306,941
56,800,000	W	5.500%, due 01/25/24-01/25/39	60,993,944
98,763,705		5.500%, due 04/01/11-07/01/40	106,020,004
14,225,000	W	6.000%, due 01/15/33	15,463,030
64,454,317		6.000%, due 06/01/11-11/01/39	70,203,309
13,755,000	W	6.500%, due 01/15/32	15,287,390
27,219,931		6.500%, due 04/01/30-09/01/39	30,297,536
1,545,000		6.625%, due 11/15/30	1,955,301
3,600,000		7.125%, due 01/15/30	4,780,138
			951,030,691
		Government National Mortgage Association: 3.7%
18,245,000	W	4.000%, due 01/15/40	18,373,281
45,610,000		4.500%, due 01/20/40	47,363,157
23,418,153		5.000%, due 10/15/37-05/15/40	24,917,186
8,435,000	W	5.500%, due 01/15/39	9,116,396
25,077,608		5.500%, due 09/15/33-11/20/39	26,965,914
15,604,797		6.000%, due 10/15/36-12/15/38	17,185,795
63,014		7.000%, due 12/15/37	70,382
			143,992,111
		Other U.S. Agency Obligations: 0.0%
75,000		Federal Farm Credit Bank, 5.125%, due 08/25/16	85,556
10,000		Tennessee Valley Authority, 6.150%, due 01/15/38	12,063
			97,619
		Total U.S. Government Agency Obligations (Cost $1,510,665,237)	1,526,015,605

U.S. TREASURY OBLIGATIONS: 32.6%
		U.S. Treasury Notes: 32.6%
89,000,000		0.500%, due 10/15/13	88,019,665
6,630,000		1.000%, due 07/15/13	6,663,661
63,145,000		1.125%, due 01/15/12	63,660,516
276,460,000		1.375%, due 05/15/12-03/15/13	280,424,689
112,875,000		1.875%, due 04/30/14	115,458,822
220,455,000		2.375%, due 08/31/14-07/31/17	225,360,189
40,720,000		2.500%, due 03/31/15	42,154,810
25,290,000		2.625%, due 02/29/16-11/15/20	25,338,484
50,745,000		2.750%, due 02/15/19	50,098,813
59,200,000		3.125%, due 04/30/17-05/15/19	60,854,646
8,755,000	L	3.250%, due 05/31/16	9,235,842
40,930,000		3.375%, due 11/15/19	41,790,185
115,035,000		3.500%, due 02/15/18-02/15/39	104,989,815
14,775,000		3.625%, due 02/15/20	15,335,992
39,370,000		3.750%, due 11/15/18	41,882,908
9,340,000		4.250%, due 05/15/39	9,202,823
29,745,000		4.375%, due 02/15/38	30,065,681
9,870,000		6.000%, due 02/15/26	12,204,877
23,315,000		6.500%, due 11/15/26	30,269,422
1,550,000		6.875%, due 08/15/25	2,072,156
4,025,000		8.125%, due 08/15/19	5,608,274
8,160,000		8.875%, due 08/15/17	11,336,027

		Total U.S. Treasury Obligations (Cost $1,273,657,308)	1,272,028,297

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.0%
1,000,000		Banc of America Commercial Mortgage, Inc., 5.414%, due 09/10/47	1,048,064
1,100,000		Banc of America Commercial Mortgage, Inc., 5.449%, due 01/15/49	1,146,584
2,240,000		Banc of America Commercial Mortgage, Inc., 5.634%, due 07/10/46	2,406,458
450,000		Banc of America Commercial Mortgage, Inc., 5.658%, due 06/10/49	462,660
9,570,000		Banc of America Commercial Mortgage, Inc., 5.889%, due 07/10/44	10,235,695
12,000,000		Bear Stearns Commercial Mortgage Securities, 5.331%, due 02/11/44	12,341,011
7,700,000		Citigroup Commercial Mortgage Trust, 5.698%, due 12/10/49	8,243,202
3,250,000		Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.886%, due 11/15/44	3,473,419
2,500,000		Commercial Mortgage Pass-through Certificates, 5.306%, due 12/10/46	2,611,203
2,725,055		Continental Airlines, Inc., 5.983%, due 04/19/22	2,874,933
2,000,000		Credit Suisse Mortgage Capital Certificates, 5.311%, due 12/15/39	2,086,058
1,650,000		Credit Suisse Mortgage Capital Certificates, 5.448%, due 01/15/49	1,682,762
1,750,000		Credit Suisse Mortgage Capital Certificates, 5.721%, due 06/15/39	1,798,467
1,400,000		Credit Suisse Mortgage Capital Certificates, 5.804%, due 09/15/39	1,443,061
1,822,961		CW Capital Cobalt Ltd., 5.334%, due 04/15/47	1,882,794
3,170,000		CW Capital Cobalt Ltd., 5.818%, due 05/15/46	3,277,703
3,000,000		GE Capital Commercial Mortgage Corp., 5.315%, due 11/10/45	3,221,823
1,755,000		Greenwich Capital Commercial Funding Corp., 5.883%, due 07/10/38	1,917,058
4,000,000	L	GS Mortgage Securities Corp. II, 5.807%, due 08/10/45	4,188,656
439,829		JPMorgan Chase Commercial Mortgage Securities Corp., 4.871%, due 10/15/42	445,097
2,650,000		JPMorgan Chase Commercial Mortgage Securities Corp., 4.879%, due 01/12/38	2,809,410
1,155,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.038%, due 03/15/46	1,233,702

3,655,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.336%, due 05/15/47		3,798,898
5,878,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.429%, due 12/12/43		6,239,387
500,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.434%, due 01/15/49		515,253
2,775,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.440%, due 06/12/47		2,912,245
1,105,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.688%, due 02/12/51		1,175,865
4,750,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.742%, due 02/12/49		5,053,988
500,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.827%, due 02/15/51		519,896
2,000,000		JPMorgan Chase Commercial Mortgage Securities Corp., 5.872%, due 04/15/45		2,189,894
1,255,000		JPMorgan Chase Commercial Mortgage Securities Corp., 6.125%, due 02/12/51		1,319,585
4,130,000		LB-UBS Commercial Mortgage Trust, 5.858%, due 07/15/40		4,346,446
4,500,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.747%, due 06/12/50		4,644,477
410,000		Merrill Lynch/Countrywide Commercial Mortgage Trust, 5.965%, due 08/12/49		441,926
1,000,000		Morgan Stanley Capital I, 5.569%, due 12/15/44		1,028,522
1,460,000		Morgan Stanley Capital I, 5.598%, due 04/12/49		1,466,537
6,124,000		Wachovia Bank Commercial Mortgage Trust, 5.313%, due 11/15/48		6,388,616
1,250,000		Wachovia Bank Commercial Mortgage Trust, 5.418%, due 01/15/45		1,340,958
1,500,000		Wachovia Bank Commercial Mortgage Trust, 5.509%, due 04/15/47		1,531,992

		Total Collateralized Mortgage Obligations (Cost $95,467,244)		115,744,305

MUNICIPAL BONDS: 0.2%
		California: 0.1%
2,605,000		State of California, 7.550%, due 04/01/39		2,710,789
				2,710,789
		Illinois: 0.1%
4,400,000		State of Illinois, 4.421%, due 01/01/15		4,422,528
				4,422,528

		Total Municipal Bonds (Cost $7,166,891)		7,133,317

OTHER BONDS: 0.2%
		Foreign Government Bonds: 0.2%
7,650,000		Mexico Government International Bond, 6.375%, due 01/16/13		8,395,875

		Total Other Bonds (Cost $8,045,918)		8,395,875

		Total Long-Term Investments (Cost $3,782,911,020)		3,845,320,713

Shares

SHORT-TERM INVESTMENTS: 21.4%
		Mutual Funds: 6.1%
236,703,455		Blackrock Liquidity Funds TempFund Portfolio - Class I		236,703,455

		Total Mutual Funds (Cost $236,703,455)		236,703,455

Principal Amount

		U.S. Government Agency Obligations: 3.2%
50,000,000	Z	Federal Home Loan Mortgage Corporation, 0.120%, due 05/10/11		49,978,850
75,000,000	Z	Federal Home Loan Mortgage Corporation, 0.120%, due 05/26/11		74,964,225

		Total U.S. Government Agency Obligations (Cost $124,911,583)		124,943,075

		U.S. Treasury Bills: 9.0%
45,000,000		0.120%, due 04/21/11		44,983,125
68,000,000		0.130%, due 05/12/11		67,967,088
40,000,000		0.140%, due 06/02/11		39,975,840
50,000,000		0.170%, due 06/30/11		49,956,750
75,000,000		0.180%, due 07/28/11		74,919,750
75,000,000	L	0.180%, due 08/25/11		74,909,851

		Total U.S. Treasury Bills (Cost $352,676,215)		352,712,404

Shares

		Securities Lending Collateral(cc): 3.1%
121,022,135		BNY Mellon Overnight Government Fund (1)		121,022,135

		Total Securities Lending Collateral (Cost $121,022,135)		121,022,135

		Total Short-Term Investments (Cost $835,313,388)		835,381,069

		Total Investments in Securities (Cost $4,618,224,408) *	119.8%	$4,680,701,782
		Other Assets and Liabilities - Net	(19.8)	(772,600,905)
		Net Assets	100.0%	$3,908,100,877

#

Securities with purchases pursuant to Rule 144A or section 4(2), under the Securities Act of 1933 and may not be resold subject to that rule except to qualified institutional buyers. Unless otherwise noted, these securities have been determined to be liquid under the guidelines established by the Funds’ Board of Directors/Trustees.

(cc)	Securities purchased with cash collateral for securities loaned.
(1)	Collateral received from brokers for securities lending was invested in these short-term investments.
##

On September 7, 2008, the Federal Housing Finance Agency placed the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation into conservatorship and the U.S. Treasury guaranteed the debt issued by those organizations.

W	Settlement is on a when-issued or delayed-delivery basis.
L	Loaned security, a portion or all of the security is on loan at December 31, 2010.
Z	Indicates Zero Coupon Bond; rate shown reflects current effective yield.

PORTFOLIO OF INVESTMENTS
ING WisdomTreeSM Global High-Yielding Equity Index Portfolio	as of December 31, 2010

Shares			Value

COMMON STOCK: 97.2%
		Australia: 9.3%
10,904		AGL Energy Ltd.	$169,983
15,238		Amcor Ltd.	105,217
50,391		AMP Ltd.	272,669
5,305		ASX Ltd.	204,490
68,764		Australia & New Zealand Banking Group Ltd.	1,642,434
30,488		AXA Asia Pacific Holdings Ltd.	196,884
7,807		Bendigo Bank Ltd.	79,506
46,804		BHP Billiton Ltd.	2,176,435
33,648		Brambles Ltd.	245,095
4,223		Caltex Australia Ltd.	62,057
2,732		Coal & Allied Industries Ltd.	334,946
14,381		Coca-Cola Amatil Ltd.	159,914
911		Cochlear Ltd.	74,993
37,321		Commonwealth Bank of Australia	1,939,215
16,323		Crown Ltd.	137,858
51,866		CSR Ltd.	89,096
2,673		Energy Resources of Australia Ltd.	30,437
50,933		Foster’s Group Ltd.	296,088
19,056		Harvey Norman Holdings Ltd.	57,312
45,600		Insurance Australia Group	181,104
6,613		Leighton Holdings Ltd.	208,434
18,532		Lend Lease Corp., Ltd.	163,631
36,800		Macquarie Airports Management Ltd.	112,483
5,228		Macquarie Group Ltd.	197,830
20,799		Metcash Ltd.	87,386
64,659		National Australia Bank Ltd.	1,568,725
5,944		Orica Ltd.	151,587
15,706		Origin Energy Ltd.	267,794
13,561		Platinum Asset Management Ltd.	69,185
28,039		QBE Insurance Group Ltd.	520,714
2,665		Ramsay Health Care Ltd.	48,542
13,408		Santos Ltd.	180,520
10,078		Sonic Healthcare Ltd.	119,802
36,848		Suncorp Group Ltd.	324,494
30,189		TABCORP Holdings Ltd.	219,514
72,391		Tattersall’s Ltd.	191,153
624,215		Telstra Corp., Ltd.	1,780,832
18,242		Toll Holdings Ltd.	107,046
23,503		Transurban Group	123,387
26,302		Wesfarmers Ltd.	861,633
92,967		Westpac Banking Corp.	2,112,013
9,622		Woodside Petroleum Ltd.	419,140
29,240		Woolworths Ltd.	807,457
5,134		WorleyParsons Ltd.	140,613
			19,239,648
		Austria: 0.4%
1,347	@	Bank of Austria - Escrow	—
4,287		OMV AG	178,664
12,383		Telekom Austria AG	174,538
5,725		Verbund AG	213,917
4,968		Voestalpine AG	237,624
1,401		Wiener Staedtische Allgemeine Versicherung AG	73,020
			877,763
		Belgium: 0.4%
33,377		Ageas	76,287
13,571		Belgacom S.A.	455,946
2,128		Mobistar S.A.	138,081
1,600		Solvay S.A.	170,605
2,312		UCB S.A.	79,390
			920,309

		Brazil: 2.3%
62,500		Banco do Brasil S.A.	1,182,982
23,500		Cia de Bebidas das Americas	614,398
7,300		Cia de Concessoes Rodoviarias	206,247
8,764		Cia Energetica de Minas Gerais	109,550
30,800		Cia Siderurgica Nacional S.A.	494,841
21,400		Cielo SA	173,392
14,000		CPFL Energia S.A.	347,470
3,300		EDP - Energias do Brasil S.A.	76,954
14,200		Light S.A.	217,534
7,100		Natura Cosmeticos S.A.	203,975
18,600		Redecard S.A.	235,861
7,900		Souza Cruz S.A.	430,169
1,500	@	Tele Norte Leste Participacoes S.A.	29,187
4,400		Telecomunicacoes de Sao Paulo S.A.	104,169
14,600		Tractebel Energia S.A.	241,428
			4,668,157
		Canada: 4.9%
7,700		ARC Energy Trust	196,779
10,347		Bank of Montreal	598,155
15,800		Bank of Nova Scotia	907,352
600		Baytex Energy Trust	28,126
15,400		BCE, Inc.	547,356
4,300		Bell Aliant Regional Communications Income Fund	112,398
6,000		Bonavista Energy Trust	173,791
10,700		Brookfield Properties Co.	188,969
7,500		Canadian Imperial Bank of Commerce	590,843
11,400		Canadian Oil Sands Trust	303,259
6,600		CI Financial Corp.	149,351
5,600		Cresent Point Energy Corp.	248,883
9,100		EnCana Corp.	266,237
8,100		Enerplus Resources Fund	249,851
600		Fortis, Inc.	20,505
19,450		Great-West Lifeco, Inc.	516,424
16,500		Husky Energy, Inc.	440,586
6,050	@	IGM Financial, Inc.	264,440
1,900		Inter Pipeline Fund	28,511
2,800		National Bank of Canada	192,956
2,200	@	Pembina Pipeline Corp.	47,792
15,001		Pengrowth Energy Trust	192,812
16,113		Penn West Energy Trust	386,336
9,200		Power Corp. of Canada	256,023
13,600		Power Financial Corp.	420,324
6,400		Rogers Communications, Inc. - Class B (Canadian Denominated Security)	222,709
21,056		Royal Bank of Canada	1,107,965
4,000		Shaw Communications, Inc. - Class B	85,890
9,800		Sun Life Financial, Inc.	296,770
3,850		TELUS Corp.	176,102
4,900		Transalta Corp.	104,229
11,324		TransCanada Corp.	432,665
2,000		Vermilion Energy, Inc.	92,970
33,300		Yellow Media, Inc.	207,644
			10,055,003
		Chile: 0.6%
104,424		AES Gener SA	57,266
2,211,900		Banco de Chile	326,113
3,657,785		Banco Santander Chile S.A.	330,607
91,409		Empresa Nacional de Electricidad S.A.	171,236
5,530		Empresa Nacional de Telecom	97,282
412,468		Enersis SA	191,621
			1,174,125
		China: 0.4%
1,185,800		Bank of China Ltd.	625,126
44,000		Guangzhou R&F Properties Co., Ltd.	62,895
118,000		Zhejiang Expressway Co., Ltd.	116,230
			804,251
		Czech Republic: 0.6%
12,228		CEZ A/S	510,594

1,000	Komercni Banka A/S	236,608
20,600	Telefonica O2 Czech Republic A/S	420,063
		1,167,265
	Denmark: 0.0%
1,535	TrygVesta A/S	70,788
		70,788
	Finland: 1.3%
22,424	Fortum OYJ	676,385
4,089	Kone OYJ	227,113
79,857	Nokia OYJ	827,224
1,047	Pohjola Bank PLC	12,561
4,988	Rautaruukki OYJ	117,126
13,276	Sampo OYJ	354,995
5,478	Sanoma-WSOY OYJ	118,811
12,408	UPM-Kymmene OYJ	219,967
2,363	Wartsila OYJ	180,070
		2,734,252
	France: 12.4%
5,217	Accor S.A.	232,509
1,165	Aeroports de Paris	92,076
3,584	Air Liquide	453,786
4,689	Alstom	224,749
49,164	AXA S.A.	818,356
18,388	BNP Paribas	1,171,069
1,644	Bourbon S.A.	76,350
8,435	Bouygues S.A.	364,043
11,574	Carrefour S.A.	477,226
2,378	Casino Guichard Perrachon S.A.	232,031
10,421	Cie de Saint-Gobain	536,739
672	Ciments Francais SA	65,130
16,355	CNP Assurances	295,193
56,789	Credit Agricole S.A.	722,114
1,117	Eiffage S.A.	49,320
34,416	Electricite de France SA	1,413,382
2,992	Eutelsat Communications	109,577
144,403	France Telecom S.A.	3,021,757
75,107	Gaz de France	2,697,481
9,149	Groupe Danone	575,263
6,003	Lafarge S.A.	376,848
4,056	Lagardere SCA	167,227
5,174	Legrand S.A.	211,048
8,110	Metropole Television SA	196,465
1,433	Neopost S.A.	124,970
17,690	PagesJaunes Groupe S.A.	160,860
2,627	PPR	418,249
883	Remy Cointreau S.A.	62,527
32,218	Sanofi-Aventis	2,065,522
3,821	Schneider Electric S.A.	572,906
7,279	Scor S.A.	184,984
4,377	Societe Television Francaise (T.F.1)	76,091
2,569	Sodexho Alliance S.A.	177,273
12,150	Suez Environnement S.A.	251,008
1,176	Technip S.A.	108,702
76,488	Total S.A.	4,073,944
3,169	Vallourec	333,185
14,150	Veolia Environnement	414,190
11,468	Vinci S.A.	624,062
51,752	Vivendi	1,398,425
		25,626,637
	Germany: 4.0%
9,460	Allianz AG	1,123,997
15,309	BASF AG	1,221,704
2,638	Deutsche Boerse AG	182,262
28,060	Deutsche Post AG	476,044
152,887	Deutsche Telekom AG	1,970,899
46,371	E.ON AG	1,416,117
3,058	Hannover Rueckversicheru - Reg	164,046
4,871	Muenchener Rueckversicherungs AG	737,736
14,516	RWE AG	969,521
		8,262,326

	Greece: 0.6%
16,905	Coca-Cola Hellenic Bottling Co. S.A.	437,961
13,515	Hellenic Petroleum S.A.	106,018
23,193	Hellenic Telecommunications Organization S.A.	190,363
17,795	OPAP S.A.	307,887
6,982	Public Power Corp.	100,409
		1,142,638
	Hong Kong: 2.6%
193,000	BOC Hong Kong Holdings Ltd.	656,301
276,000	China Mobile Ltd.	2,736,502
47,000	CLP Holdings Ltd.	381,628
80,000	Fushan International Energy Group Ltd.	54,800
41,700	Hang Seng Bank Ltd.	685,145
42,500	HongKong Electric Holdings	267,921
53,000	Hutchison Whampoa Ltd.	545,227
		5,327,524
	Hungary: 0.1%
62,284	Magyar Telekom Telecommunications PLC	154,348
		154,348
	Indonesia: 0.2%
22,500	Indo Tambangraya Megah PT	126,554
178,500	International Nickel Indonesia Tbk PT	96,376
289,500	Telekomunikasi Indonesia Tbk PT	255,441
		478,371
	Ireland: 0.1%
9,443	CRH PLC	197,019
		197,019
	Israel: 0.5%
155,870	Bezeq Israeli Telecommunication Corp., Ltd.	474,533
23,791	Israel Chemicals Ltd.	407,462
6,561	Partner Communications	132,822
		1,014,817
	Italy: 3.5%
91,536	AEM S.p.A.	125,988
12,785	Altantia S.p.A.	261,084
30,199	Banca Carige S.p.A	63,343
6,823	Banca Popolare di Sondrio Scarl	56,169
98,036	Edison S.p.A.	112,880
421,619	Enel S.p.A.	2,112,753
109,888	ENI S.p.A.	2,408,461
10,530	Finmeccanica S.p.A.	119,803
26,546	Hera SpA	54,965
148,477	Intesa Sanpaolo S.p.A.	403,656
3,752	Lottomatica S.p.A.	46,658
29,530	Mediaset S.p.A.	178,840
13,360	Mediolanum S.p.A	55,188
47,787	Parmalat S.p.A	131,083
91,668	Snam Rete Gas S.p.A.	456,484
309,744	Telecom Italia S.p.A.	401,879
52,944	Terna S.p.A	223,764
11,790	Unione di Banche Italiane SCPA	103,448
		7,316,446
	Japan: 1.8%
6,500	Astellas Pharma, Inc.	247,035
13,500	Daiichi Sankyo Co., Ltd.	294,853
1,800	Daito Trust Construction Co., Ltd.	123,016
4,700	Eisai Co., Ltd.	169,798
2,000	Lawson, Inc.	98,733
315,500	Mizuho Financial Group, Inc.	591,838
662	NTT DoCoMo, Inc.	1,152,943
2,700	Oracle Corp. Japan	132,354
1,300	Sankyo Co., Ltd.	73,246
6,100	Showa Shell Sekiyu KK	55,734
14,900	Takeda Pharmaceutical Co., Ltd.	731,975
9,000	TonenGeneral Sekiyu KK	98,201
		3,769,726

		Malaysia: 0.7%
7,900		British American Tobacco Malaysia Bhd	115,285
29,300		Digi.com BHD	233,754
6,600		Petronas Dagangan BHD	25,042
44,900		Petronas Gas BHD	161,624
108,900		PLUS Expressways Bhd	159,660
77,291		Public Bank BHD	326,381
24,300		RHB Capital Berhad	68,745
142,100		Telekom Malaysia BHD	161,661
183,500		YTL Power International	145,057
			1,397,209
		Mexico: 0.3%
6,340		Industrias Penoles SAB de CV	233,168
23,600	@	Kimberly-Clark Corp.	143,989
324,400		Telefonos de Mexico SAB de CV	263,985
			641,142
		Netherlands: 2.4%
4,135		Akzo Nobel NV	257,269
1,400		Fugro NV	115,270
2,602		Koninklijke Boskalis Westminster NV	124,237
3,216		Koninklijke DSM NV	183,322
45,897		Koninklijke KPN NV	670,367
13,774		Reed Elsevier NV	170,527
72,915		Royal Dutch Shell PLC - Class B	2,414,546
5,022		SBM Offshore NV	112,677
23,905		Unilever NV	745,779
5,839		Wolters Kluwer NV	128,054
			4,922,048
		New Zealand: 0.1%
17,902		Fletcher Building Ltd.	106,714
90,676		Telecom Corp. of New Zealand Ltd.	152,431
			259,145
		Norway: 0.8%
111,213		Marine Harvest	118,134
24,694		Orkla ASA	240,876
56,620		Statoil ASA	1,348,578
			1,707,588
		Philippines: 0.2%
6,910		Globe Telecom, Inc.	126,104
5,610	@	Philippine Long Distance Telephone Co.	326,522
			452,626
		Poland: 0.4%
9,259		KGHM Polska Miedz S.A.	541,738
53,981		Telekomunikacja Polska S.A.	298,266
			840,004
		Portugal: 0.4%
10,875		Banco Espirito Santo S.A.	41,822
17,683		Brisa-Auto Estradas de Portugal S.A.	123,344
14,247		Cimpor Cimentos de Portugal SG	96,535
84,905		Energias de Portugal S.A.	282,700
28,978		Portugal Telecom SGPS S.A.	330,786
			875,187
		Russia: 0.4%
10,200		Lukoil-Spon ADR	583,644
5,900		Tatneft GDR	195,480
			779,124
		Singapore: 1.0%
53,000		ComfortDelgro Corp., Ltd.	64,005
39,000		DBS Group Holdings Ltd.	435,301
30,000		Keppel Corp., Ltd.	264,707
8,000		SembCorp Industries Ltd.	32,024
20,000		SembCorp Marine Ltd.	83,668
24,000		Singapore Exchange Ltd.	157,399
39,000		Singapore Press Holdings Ltd.	121,078
75,000		Singapore Technologies Engineering Ltd.	199,848
250,000		Singapore Telecommunications Ltd.	594,086
67,000		StarHub Ltd.	137,589
			2,089,705

		South Africa: 0.7%
24,761		African Bank Investments Ltd.	145,714
6,900		Kumba Iron Ore Ltd.	445,222
17,151		Pretoria Portland Cement Co., Ltd.	91,000
55,870		Redefine Properties Ltd.	67,792
48,078		Sanlam Ltd.	203,894
25,532		Standard Bank Group Ltd.	416,963
			1,370,585
		South Korea: 0.4%
5,370	@	Kangwon Land, Inc.	132,334
9,310		Korea Exchange Bank	96,630
4,163	@	KT Corp.	169,070
3,064	@	KT&G Corp.	174,696
9,610	@	LG Telecom Ltd.	60,640
1,725		SK Telecom Co., Ltd.	263,152
			896,522
		Spain: 5.8%
13,439		Abertis Infraestructuras S.A.	242,620
1,070		Acciona S.A.	75,950
8,807		ACS Actividades de Construccion y Servicios S.A.	412,793
103,204		Banco Bilbao Vizcaya Argentaria S.A.	1,051,781
32,955		Banco De Sabadell S.A.	129,912
20,975		Banco Espanol de Credito SA (Banesto)	173,860
35,441		Banco Popular Espanol S.A.	182,746
240,483		Banco Santander Central Hispano S.A.	2,562,545
8,748		Banco Santander S.A.	93,954
10,504		Bankinter S.A.	58,471
60,779		Corp. Mapfre S.A.	169,431
89,830		Criteria Caixacorp S.A.	479,782
3,869		Ebro Puleva SA	82,086
4,548		Enagas	90,962
2,186		Ferrovial SA	21,831
4,054		Fomento de Construcciones y Contratas S.A.	106,765
30,876		Gas Natural SDG S.A.	475,643
4,562		Grifols S.A.	62,353
144,946		Iberdrola S.A.	1,123,855
1,170		Indra Sistemas S.A.	20,054
1,877		Red Electrica de Espana	88,485
31,013		Repsol YPF S.A.	868,476
144,802		Telefonica S.A.	3,305,836
6,689		Zardoya-Otis S.A.	94,347
			11,974,538
		Sweden: 1.5%
1,561		Hakon Invest AB	27,332
26,824		Hennes & Mauritz AB	893,375
957		Investor AB	19,783
55,255		Nordea Bank AB	600,779
3,160		Ratos AB	116,833
7,319		Securitas AB	85,705
11,362		Skanska AB	225,248
6,443		Svenska Cellulosa AB - B Shares	101,728
12,239		Svenska Handelsbanken AB	391,226
81,732		TeliaSonera AB	648,842
			3,110,851
		Switzerland: 3.4%
1,138		Baloise Holding AG	110,700
475		BKW FMB Energie AG	35,917
20,870		Credit Suisse Group	840,538
619		Geberit AG - Reg	143,127
42,718		Novartis AG	2,514,621
10,860		Roche Holding AG - Genusschein	1,591,998
101		SGS S.A.	169,515
1,261		Swisscom AG	554,319
3,948		Zurich Financial Services AG	1,022,401
			6,983,136
		Taiwan: 2.0%
97,850		Asia Cement Corp.	108,188
15,900		Asustek Computer, Inc.	151,011

272,228	China Steel Corp.	312,684
254,592	Chunghwa Telecom Co., Ltd.	647,556
103,720	Compal Electronics, Inc.	137,406
110,159	Far EasTone Telecommunications Co., Ltd.	159,769
20,002	High Tech Computer Corp.	616,638
23,114	Lite-On Technology Corp.	31,772
12,000	Nan Ya Printed Circuit Board Corp.	44,633
82,220	Quanta Computer, Inc.	172,503
108,560	Siliconware Precision Industries Co.	130,028
89,000	Taiwan Cement Corp.	100,095
83,000	Taiwan Mobile Co., Ltd.	198,350
513,427	Taiwan Semiconductor Manufacturing Co., Ltd.	1,249,835
		4,060,468
	Thailand: 0.3%
92,900	Advanced Info Service PCL	261,968
57,500	Charoen Pokphand Foods PCL	47,071
193,900	IRPC PCL	41,766
57,200	PTT Aromatics & Refining PCL	72,496
60,600	Thai Oil PCL	156,951
54,300	Total Access Communication PCL	75,677
		655,929
	Turkey: 0.7%
22,510	Ford Otomotiv Sanayi A/S	189,863
10,669	Tupras Turkiye Petrol Rafine	266,393
120,935	Turk Telekomunikasyon AS	508,558
47,560	Turkcell Iletisim Hizmet AS	324,750
60,237	Turkiye Is Bankasi	213,964
		1,503,528
	United Kingdom: 11.0%
26,554	Aberdeen Asset Management PLC	84,262
6,816	Admiral Group PLC	161,215
15,926	Amlin PLC	101,673
14,161	Ashmore Group PLC	74,127
31,809	AstraZeneca PLC	1,449,675
83,271	Aviva PLC	511,854
84,352	BAE Systems PLC	434,479
8,988	Balfour Beatty PLC	43,950
40,597	British American Tobacco PLC	1,561,603
22,946	British Sky Broadcasting PLC	263,303
180,228	Cable & Wireless Communications PLC	137,029
105,045	Centrica PLC	544,269
37,957	Diageo PLC	703,267
15,619	Firstgroup PLC	97,181
124,731	GlaxoSmithKline PLC	2,418,885
11,448	Hargreaves Lansdown PLC	104,737
39,863	Hays PLC	80,491
22,012	Home Retail Group	65,047
272,919	HSBC Holdings PLC	2,789,263
15,582	ICAP PLC	130,289
18,074	Imperial Tobacco Group PLC	555,587
30,890	International Power PLC	211,547
32,131	J Sainsbury PLC	188,765
141,994	Legal & General Group PLC	215,055
90,593	Man Group PLC	420,069
83,865	National Grid PLC	724,865
2,242	Next PLC	69,244
17,672	Pearson PLC	278,495
5,364	Pennon Group PLC	53,637
41,427	Prudential PLC	432,796
10,424	Reckitt Benckiser PLC	573,473
21,071	Reed Elsevier PLC	177,986
10,672	Rexam PLC	55,423
103,175	Royal & Sun Alliance Insurance Group	201,709
7,323	Sage Group PLC	31,280
26,194	Scottish & Southern Energy PLC	500,363
8,169	Severn Trent PLC	188,865
7,507	Smiths Group PLC	145,933
58,790	Standard Life PLC	198,555

17,980	Tate & Lyle PLC	145,697
112,758	Tesco PLC	747,700
20,238	Thomas Cook Group PLC	59,907
22,643	TUI Travel PLC	87,260
20,578	Unilever PLC	632,076
27,045	United Utilities Group PLC	250,212
1,429,239	Vodafone Group PLC	3,751,951
37,473	WM Morrison Supermarkets PLC	156,564
		22,811,613
	United States: 18.7%
19,900	Abbott Laboratories	953,409
2,700	Alliant Energy Corp.	99,279
58,450	Altria Group, Inc.	1,439,039
7,550	Ameren Corp.	212,835
9,700	American Electric Power Co., Inc.	349,006
200	American Water Works Co., Inc.	5,058
500	Ares Capital Corp.	8,240
154,050	AT&T, Inc.	4,525,980
2,600	Avery Dennison Corp.	110,084
37,700	Bristol-Myers Squibb Co.	998,296
905	Capitol Federal Financial, Inc.	10,779
9,400	CenterPoint Energy, Inc.	147,768
7,843	CenturyTel, Inc.	362,111
29,300	Chevron Corp.	2,673,625
4,700	Cincinnati Financial Corp.	148,943
21,300	ConocoPhillips	1,450,530
6,650	Consolidated Edison, Inc.	329,641
5,900	Diamond Offshore Drilling	394,533
11,400	Dominion Resources, Inc.	487,008
2,500	DPL, Inc.	64,275
4,000	DTE Energy Co.	181,280
31,950	Duke Energy Corp.	569,030
6,300	Edison International	243,180
16,950	EI Du Pont de Nemours & Co.	845,466
25,250	Eli Lilly & Co.	884,760
2,400	Entergy Corp.	169,992
12,300	Exelon Corp.	512,172
5,800	Fidelity National Title Group, Inc.	79,344
7,800	FirstEnergy Corp.	288,756
35,976	Frontier Communications Corp.	350,046
3,250	Genuine Parts Co.	166,855
2,100	H&R Block, Inc.	25,011
5,700	HJ Heinz Co.	281,922
5,400	Hudson City Bancorp., Inc.	68,796
2,750	Integrys Energy Group, Inc.	133,403
7,300	Kimberly-Clark Corp.	460,192
25,650	Kraft Foods, Inc.	808,232
4,500	Leggett & Platt, Inc.	102,420
3,700	Lorillard, Inc.	303,622
2,200	M&T Bank Corp.	191,510
8,000	Marsh & McLennan Cos., Inc.	218,720
6,500	Mattel, Inc.	165,295
6,100	Maxim Integrated Products	144,082
15,800	McDonald’s Corp.	1,212,808
4,100	MeadWestvaco Corp.	107,256
44,600	Merck & Co., Inc.	1,607,384
4,400	Microchip Technology, Inc.	150,524
12,850	New York Community Bancorp., Inc.	242,223
5,100	NextEra Energy, Inc.	265,149
8,800	NiSource, Inc.	155,056
600	Northeast Utilities	19,128
1,400	NSTAR	59,066
2,400	NYSE Euronext	71,952
2,100	OGE Energy Corp.	95,634
6,500	Old Republic International Corp.	88,595
2,000	Oneok, Inc.	110,940
6,250	Pacific Gas & Electric Co.	299,000
4,950	Paychex, Inc.	153,005

3,400	People’s United Financial, Inc.	47,634
7,000	Pepco Holdings, Inc.	127,750
138,400	Pfizer, Inc.	2,423,384
39,200	Philip Morris International, Inc.	2,294,376
2,400	Pinnacle West Capital Corp.	99,480
5,500	Pitney Bowes, Inc.	132,990
6,000	PPL Corp.	157,920
7,200	Progress Energy, Inc.	313,056
6,600	Public Service Enterprise Group, Inc.	209,946
50,800	Qwest Communications International, Inc.	386,588
17,600	Reynolds American, Inc.	574,112
6,200	RR Donnelley & Sons Co.	108,314
2,900	SCANA Corp.	117,740
17,150	Southern Co.	655,645
14,300	Southern Copper Corp.	696,982
14,100	Spectra Energy Corp.	352,359
5,700	TECO Energy, Inc.	101,460
72,600	Verizon Communications, Inc.	2,597,628
6,000	Waste Management, Inc.	221,220
19,950	Windstream Corp.	278,103
9,650	Xcel Energy, Inc.	227,258
		38,726,190
	Total Common Stock (Cost $188,223,627)	201,058,551

REAL ESTATE INVESTMENT TRUSTS: 1.4%
	Canada: 0.1%
9,348	RioCan Real Estate Investment Trust	206,835
		206,835
	France: 0.2%
1,404	ICADE	143,365
5,067	Klepierre	183,008
		326,373
	United Kingdom: 0.1%
15,732	British Land Co. PLC	129,136
28,562	Segro PLC	127,892
		257,028
	United States: 1.0%
3,000	AMB Property Corp.	95,130
1,700	AvalonBay Communities, Inc.	191,335
9,100	Duke Realty Corp.	113,386
1,200	Federal Realty Investment Trust	93,516
7,700	HCP, Inc.	283,283
3,300	Health Care Real Estate Investment Trust, Inc.	157,212
3,600	Liberty Property Trust	114,912
900	Macerich Co.	42,633
100	Mack-Cali Realty Corp.	3,306
2,800	Nationwide Health Properties, Inc.	101,864
3,800	Plum Creek Timber Co., Inc.	142,310
14,700	Prologis	212,268
2,300	Rayonier, Inc.	120,796
3,000	Realty Income Corp.	102,600
2,200	Regency Centers Corp.	92,928
3,900	Senior Housing Properties Trust	85,566
3,600	Ventas, Inc.	188,928
		2,141,973
	Total Real Estate Investment Trusts (Cost $2,365,577)	2,932,209

EXCHANGE-TRADED FUNDS: 0.7%
	Developed Markets: 0.4%
16,400	iShares MSCI EAFE Index Fund	954,972
		954,972
	Emerging Markets: 0.1%
3,700	iShares MSCI Emerging Markets Index Fund	176,194
		176,194

	United States: 0.2%
6,200	iShares S&P 500 Value Index Fund		369,458
			369,458
	Total Exchange-Traded Funds (Cost $1,472,092)		1,500,624

WARRANTS: 0.0%
	France: 0.0%
6,355	Etablissements Maurel et Prom		1,469
			1,469
	Italy: 0.0%
26,581	Mediobanca S.p.A.		195
			195
	Total Warrants (Cost $1,226)		1,664

	Total Investments in Securities (Cost $192,062,522) *	99.3%	$205,493,048
	Other Assets and Liabilities - Net	0.7	1,418,527
	Net Assets	100.0%	$206,911,575

@	Non-income producing security
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The Nominating Committee operates pursuant to a Charter approved by the Board.  The primary purpose of the Nominating Committee is to consider, evaluate and make recommendations to the Board with respect to the nomination and selection of Independent Trustees. In evaluating candidates, the Nominating Committee may consider a variety of factors, but specific qualifications of candidates for Board membership will be based on the needs of the Board at the time of nomination.

The Nominating Committee is willing to consider nominations received from shareholders and shall assess shareholder nominees in the same manner as it reviews nominees it identifies.  A shareholder nominee for director should be submitted in writing to the Fund’s Secretary. Any such shareholder nomination should include sufficient background information concerning the candidate and should be received in a timely manner.  At a minimum, the following information as to each individual proposed for nomination as director should be included:  the individual’s written consent to be named in the proxy statement as a nominee (if nominated) and to serve as a director (if elected), and all information relating to such individual that is required to be disclosed in a solicitation of proxies for election of directors, or is otherwise required, in each case under applicable federal securities laws, rules and regulations.

The Secretary shall submit all nominations received in a timely manner to the Nominating Committee.  To be timely, any such submission must be delivered to the Fund’s Secretary not earlier than the 90th day prior to such meeting and not later than the close of business on the later of the 60th day prior to such meeting or the 10th day following the day on which public announcement of the date of the meeting is first made, by either disclosure in a press release or in a document publicly filed by the Fund with the SEC.

In evaluating a candidate for the position of Independent Trustee, including any candidate recommended by shareholders of the Fund, the Nominating Committee shall consider the following:  (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate’s educational background, reputation for high ethical standards and professional integrity; (iv) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (v) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vi) the candidate’s ability to qualify as an Independent Trustee for purposes of the 1940 Act; and (vii) such other factors as the Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies.  Prior to making a final recommendation to the Board, the Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.

Item 11.  Controls and Procedures.

(a)                                  Based on our evaluation conducted within 90 days of the filing date, hereof, the design and operation of the registrant’s disclosure controls and procedures are effective to ensure that material information relating to the registrant is made known to the certifying officers by others within the appropriate entities, particularly during the period in which Forms N-CSR are being prepared, and the registrant’s disclosure controls and procedures allow timely preparation and review of the information for the registrant’s Form N-CSR and the officer certifications of such Form N-CSR.

(b)                                 There were no significant changes in the registrant’s internal controls that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

(a)(2)

A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act (17 CFR 270.30a-2) is attached hereto as EX-99.CERT.

(b)	The officer certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto as EX-99.906CERT

(3)	Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): ING Variable Portfolios, Inc.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 7, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Shaun P. Mathews
Shaun P. Mathews
President and Chief Executive Officer

Date:	March 7, 2011

By	/s/ Todd Modic
Todd Modic
Senior Vice President and Chief Financial Officer

Date:	March 7, 2011

16